UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report

December 31, 2019

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of GuideStone Funds' (the "Trust") *Annual* and *Semi-Annual Reports to Shareholders* ("shareholder reports" or "reports") will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on the Trust's website (*GuideStoneFunds.com*), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Fund by calling **1-888-GS-FUNDS** (1-888-473-8637), enrolling at *My.GuideStone.org* or by contacting your financial intermediary (such as a broker-dealer).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Trust, calling **1-888-GS-FUNDS** (1-888-473-8637) to let the Fund(s) know of your request. Your election to receive reports in paper will apply to all Funds held in your account.

GuideStone® Funds

0

GuideStone Funds
Privacy Notice
NOTICE CONCERNING OUR PRIVACY PRACTICES
This notice provides you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”), personal mutual fund accounts and/or GuideStone Personal Advisory Services.
The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms
•	Information about your transactions with us, our affiliates or others (including our third-party service providers)
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone does not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
We may continue to maintain and disclose non-public personal information about you after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC.

LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present you with the 2019 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.
2019 was a historic year for GuideStone Funds. The entire GuideStone Funds family was awarded the Lipper Fund Award from Refinitiv as the 2019 Best Overall Small Fund Family over three years on Thursday, March 7, 2019 (out of 29 eligible as of November 30, 2018), based on risk-adjusted total return1. Of the 222 small fund families with up to $76.8 billion in assets, only 29 met the standards to be considered for the prestigious Best Overall Small Fund Family award. This marks the second time in less than a decade that GuideStone Funds was honored with this top award.
It is a tremendous honor to be recognized by the peers in our industry for this prestigious accolade: We believe we once again proved that performance plus values can and does win. We give thanks to the Lord, first and foremost, for His leadership of GuideStone Funds and offer our thanks to the hard-working employees at GuideStone and the managers we have assembled to invest on behalf of our participants and investors.
As the largest faith-based mutual fund family, GuideStone is often asked, “Why screening?” Our answer is simple: because we know it’s of increased importance for investors to feel that they can align their personal values with their financial investment choices without necessarily compromising performance. We believe our biblical values do impact the world for the better.
We invite you to learn more about GuideStone Funds and the various investment options available by visiting our website, GuideStoneFunds.com, or contacting us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.
Sincerely,
John R. Jones, CFA
President
(1) Past performance is no guarantee of future results.

FROM THE CHIEF INVESTMENT OFFICER
Matt L. Peden, CFA
As 2019 began, most investors saw little to be excited about. The Federal Reserve (the “Fed”) had recently raised the Fed funds rate for the fourth time in 12 months, prompting concern of a policy overreach. The midterm election cycle had just concluded, resulting in a divided government that many feared would hinder the president’s ability to accomplish his legislative agenda. Financial markets had just endured a quarter-long sell-off, with the S&P 500® Index closing the year with its worst December performance since the Great Depression.
As it turned out, investors did not remain apprehensive for long. “Risk-on” sentiment returned to equity markets in January, and this renewed a sense of investor optimism, which largely defined the entirety of 2019. Despite ongoing trade war tensions, slowing global growth and weakening fundamentals, investors actively sought reasons to remain positive throughout the year. Markets rewarded this hopefulness, delivering strong across-the-board performance. All major asset classes posted gains in 2019, and the equity bull market extended to a record 10 years (and counting).
Market Recap
2019 was an incredibly strong year for the financial markets. Propelled by the Fed’s accommodative pivot early in the year and subsequent rate cuts later in the year, the S&P 500® Index hit 35 record-closing highs in 2019 and delivered its strongest annual performance in six years. The Fed’s actions this past year allayed the market’s fear of a recession, resulting in significant price-to-earnings (P/E) multiple expansion despite weak earnings growth. Every S&P® sector was positive for the year, with all sectors except energy producing double-digit one-year returns. Notably, technology stocks — which account for a nearly 25% weight of the entire S&P 500® Index — roared back in favor after slumping at the end of 2018.
The resurgence of investor risk appetite was not limited to U.S. equity markets, as 2019 also saw a healthy rebound in the performance of international equities. Geopolitical uncertainties — namely, China trade and Brexit — lingered for much of the past 12 months but appeared to ease in the latter part of the year, boosting returns across non-U.S. markets. The U.S. dollar was generally stronger in 2019 but weakened to end the year at a five-month low, which helped to further prop-up returns for U.S. investors in global investments.
Fixed income markets also had a solid year, with spread compression driving the majority of returns in 2019. The primary story in fixed income, however, was falling U.S. Treasury yields throughout the first eight months of the year — a surprising development considering the pronounced return to risk across financial markets. The three-month/10-year Treasury yield curve inverted this year for the first time since 2007 and remained so for nearly six months, which heightened investor concerns about a forthcoming economic recession. Fears subsided considerably in the fourth quarter, however, with the Treasury yield curve fully un-inverting and closing the year on a steepening trend.

The table below summarizes the 2019 third quarter, fourth quarter and calendar year returns for each major market broad-based index, or market indicator.
Index	3 rd Quarter 2019 Return	4 th Quarter 2019 Return	2019 Calendar Year Return
U.S. Equities
S&P 500®	1.70%	9.07%	31.49%
Dow Jones Industrial Average	1.83%	6.67%	25.34%
NASDAQ	0.18%	12.47%	36.69%
International Equities
MSCI EAFE	-1.07%	8.17%	22.01%
MSCI Emerging Markets	-4.25%	11.84%	18.42%
U.S. Fixed Income
Bloomberg Barclays US Aggregate Bond	2.27%	0.18%	8.72%
Bloomberg Barclays US High Yield Corporate	1.33%	2.61%	14.32%
Global Fixed Income
Bloomberg Barclays Global Aggregate Bond	0.72%	0.49%	6.84%
Tariffs and Trade
Tariffs and trade continued to be in the spotlight throughout most of 2019, with the bulk of the news dedicated to the escalating tensions between the United States and China. While the year started off with a trade ceasefire and apparent progress in negotiations, talks hit a major roadblock in May when the United States increased tariffs on $200 billion of Chinese goods and threatened additional tariffs on nearly all remaining goods shipped to the United States from China (approximately $325 billion). China retaliated by increasing tariffs on certain imported U.S. goods.
Trade discussions resumed in July and hostilities gradually eased over the remainder of the year. 2019 ended on a positive note, with the two nations agreeing in December to a “Phase One” trade deal. As part of the accord, China will purchase approximately $200 billion of additional U.S. goods over the next two years, while the United States will scale back certain tariffs previously imposed on Chinese goods. This agreement is a step in the right direction, but there continue to be significant obstacles to the sweeping trade overhaul that President Trump seeks. Despite leaders from both countries emphasizing the high priority of continued negotiations, we are dubious that a meaningful “Phase Two” trade deal will be reached before the November 2020 elections.
Monetary Policy
This year’s return to favor of risk assets was driven almost entirely by a marked reversal in the Fed’s policy stance. After raising the Fed funds rate four times in 2018 — and forecasting two additional hikes in 2019 — the central bank signaled after its January meeting that it would take a more patient, data-dependent approach to interest rate adjustments. This “Fed pause” — and ensuing rate cuts of 0.25% in each of July, September and October — alleviated fear of a “too tight Fed” in an environment of slowing global economic growth and muted inflationary pressures.

At a press conference in December, Chairman Powell praised the Fed’s actions in 2019 as helping to “support the economy and keep the outlook on track.” He also reinforced the central bank’s stance that current monetary policy is likely to remain appropriate for the foreseeable future. In fact, the central bank’s current projections indicate that Fed officials generally expect no rate changes during the next 12 months. Although these are positive developments, we are concerned that investors are putting too much faith in the ability of lower rates to offset economic weakness and trade uncertainty. Our primary concern is this: the more the Fed cuts rates to prolong the current expansion, the less ammunition they will have in their arsenal to effectively respond in a recessionary environment. While we believe the Fed’s actions have reduced the risk of a near-term recession, we are keeping a close eye on the central bank’s willingness and ability to respond to changing economic conditions.
U.S. Economic Overview
The U.S. economy added jobs each month during the year, marking 110 consecutive months of job gains. The unemployment rate ended the year at 3.5% — its lowest level since May 1969 — and has persisted at or below 4% for the last 22 months. Wage growth, however, continued to disappoint given the tightness of the labor market. Importantly, monthly job growth slowed materially in 2019 compared to the year before. This is a trend that bears watching, as such slowdowns have historically been indicative of a late cycle economy and maturing bull market.
The 2010s marked the first decade in recorded U.S. economic history in which a recession did not begin or end. As of December, the U.S. economy has expanded for a record 126 consecutive months. While the current economic expansion is the longest on record, U.S. gross domestic product (“GDP”) growth has been relatively weak compared to previous booms. Despite first quarter growth coming in at a solid 3.1% year-over-year, GDP growth declined to an annualized rate of 2.0% in the second quarter and 2.1% in the third quarter, with current forecasts projecting fourth quarter growth of 2.3%. Somewhat surprisingly, inflation has remained firmly in check for the past decade, leading many to believe that the Fed will fail to hit its prescribed inflation targets in 2020 — and so will remain largely accommodative during the next 12 months. While inflation has been subdued during this extended period of economic growth, we think the near-term risk of inflation is being overlooked by investors. If the labor market remains tight and wages finally begin to accelerate, the economy could see a higher level of inflation than what is currently priced into markets.
Conclusion
There is a considerable amount of bullishness amongst investors going into 2020, as many of the major risks facing global economic growth appear to have eased. There is even talk about the return of a “Goldilocks” market environment - one with a strong increase in financial asset prices driven by steady economic growth and low levels of unemployment, interest rates, inflation and volatility. This has led some financial pundits to predict that a “risk asset melt-up” (a dramatic and unexpected improvement in the investment performance of risk assets driven partly by a stampede of investors who don't want to miss out on its rise rather than by fundamental improvements in the economy) will occur in the first quarter of the new year. While we agree that conditions have generally become more favorable over recent months, fundamentals remain largely unsupportive of equity market valuations. Without a specific growth-inducing catalyst (e.g., a comprehensive, long-term trade agreement with China), we are skeptical that stocks can sustain a material move higher.
In our opinion, the positive sentiment permeating financial markets today is potentially fragile. We are closely watching multiple possible risks — including corporate earnings, China trade negotiations, impeachment proceedings and the upcoming presidential election — as negative and/or unexpected headlines could quickly reverse market optimism. While our outlook remains cautious, we encourage investors to avoid overreacting to individual market events. At all times — and especially during periods of uncertainty — it is important for investors to remain appropriately diversified and committed to their long-term asset allocation strategy. As always, we do not recommend trying to time the market.

Thank you for your continued confidence in GuideStone Funds. Please feel free to contact us if you have any comments, questions or concerns.
Sincerely,
Matt L. Peden, CFA
Vice President - Chief Investment Officer
GuideStone Capital Management, LLC
Past performance does not guarantee future results and the Funds may experience negative performance. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. One cannot invest directly into an index.
The Lipper Awards for Best Overall Small Fund Family are based on a review of 29 fund families for 2019 and based on risk-adjusted performance for the three-year period ending November 30, 2018. Award for U.S. Region Only.
The Refinitiv Lipper Fund Awards are based on Overall/Small fund family groups will need to have at least three distinct portfolios in one of the asset classes — equity, bond or mixed asset. The lowest average decile rank of the three years' Consistent Return measure of the eligible funds per asset class and group will determine the asset class group award winner over the three-year period. The Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. The Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. Additional information is available at www.lipperfundawards.com.
Our first recognition as the Best Overall Small Fund Family came in 2012 for the Best Overall Small Company Award (out of 26 eligible fund families as of November 30, 2011). Of the 182 Small fund families, only 26 met the standards to be considered for the Best Overall Small Fund Family with up to $40 billion in assets under management. At that time, fund groups with at least three equity, three bond and three mixed-asset classes were eligible for a group award, with the lowest average decile rank of the three years' consistent return measure of the eligible funds per asset class and group determining the award winner over the 3-year period ended 11/30/2011. In case of identical results, the lower average percentile rank was determined the winner.
Group Methodology: For the 2019 Refinitiv Lipper Fund Awards (based on three-year period ending November 30, 2018), a small fund family is defined as having assets of $76.8 billion or less.
From Refinitiv Lipper Awards, ©2019 Refinitiv. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution, or retransmission of this Content without express written permission is prohibited.

Asset Class Performance Comparison
The following graph illustrates the performance of the major assets classes during 2019.
1The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
3The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
5The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies, representing all major industries and captures approximately 80% coverage of available market capitalization. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

S&P 500® Index Returns
The U.S. large-cap equity market, as measured by the S&P 500® Index, finished the year up 31.49%; its strongest annual performance return figure since 2013. After a dismal end to 2018, “risk-on” sentiment returned to the equity markets in January, and this renewed sense of investor optimism largely defined the entirety of 2019. The return of investors to risk assets, which was primarily a result of the Federal Reserve’s (the Fed”) accommodative pivot early in the year, propelled the S&P 500® Index to 35 record-closing highs during 2019. The Fed’s subsequent rate cuts of 0.25% in each of July, September and October Federal Reserve meetings alleviated the market’s fear of a “too tight Fed” and resulted in significant price-to-earning (P/E) multiple expansion, despite very weak earnings growth. Trade tensions between the United States and China continued to be volatile throughout most of the year. The fourth quarter ended on a positive note, as the two nations agreed in December to a “phase one” trade deal. Every sector in the index was positive for the year. The technology (48.2%) and financial services (33.9%) sectors paved the way for the “risk-on” environment in 2019, while the energy sector (11.67%) continued to lag all sectors for the year. Crude oil rallied for the year up over 34% but was not enough for energy sector to keep pace with the other sectors.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies, representing all major industries and captures approximately 80% coverage of available market capitalization. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.
Data Source: Dow Jones Indices LLC
Russell 2000® Index Returns
The U.S. small cap equity market, as measured by the Russell 2000® Index, rose by 25.52% in 2019; the steepest annual appreciation in the index since 2013. Throughout the year, investor demand for smaller capitalization stocks lagged for most of 2019 versus their larger capitalization brethren. The Russell 2000® Index finished roughly -6% below the S&P 500® Index for the year. Small capitalization stocks underperformed large capitalization stocks but still posted meaningful double-digit gains during a period where the market rewarded higher beta, higher price-to-earnings (P/E) and lower dividend yielding names within the index. For the year, all sectors were positive with the exception of energy (-7.34%), a sector regarded as sensitive due to the fluctuations in demand for oil and natural gas. The technology (35.14%), materials and processing (30.41%) and producer durables (30.27%) sectors rebounded nicely during the year and were the largest positive performers for the Index in 2019.
The Russell 2000® Index measures the performance of the small capitalization segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small capitalization barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small capitalization opportunity set.
Data Source: Russell Investments, Bloomberg

MSCI EAFE Index Returns
In 2019, developed-country international stocks posted strong returns, reversing 2018’s year-end selloff. The MSCI EAFE Index was up 22.0% for the year after a -13.8% return in 2018. Despite the healthy recovery in equity markets, international investors saw an eventful year, with many political and economic concerns to contend with. Germany’s economy, long considered the “engine” of the Eurozone, slowed considerably during the year as global bond yields plummeted and the increasing pervasion of negative interest rates led investors to question the limits of monetary policy. Toward the end of the year, as economic data proved better than feared, talk of a global recession dissipated and investors instead began pricing in a cyclical upswing for 2020. In addition to the constant overhang of the US and China trade dispute, other political events included several months of pro-democratic protests in Hong Kong and further parliamentary spats regarding the U.K.’s pending exit from the European Union. All countries in the MSCI EAFE Index posted positive returns in 2019, with Ireland, New Zealand and Switzerland posting the largest gains and Finland, Israel and Hong Kong gaining the least.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Data Source; Factset
MSCI Emerging Markets Index Returns
After a sharp decline at the end of 2018, emerging markets equities rebounded in 2019, posting an annual return of 18.4%, as investor concerns around tightening monetary policy, the Chinese economy and the U.S. and China trade dispute were eased throughout the year. While 2018 saw a steady tightening of global financial conditions, much of this tightening was unwound throughout 2019 as the Federal Reserve and many emerging markets policymakers reduced policy rates. Index performance was driven by large technology companies including Alibaba, Taiwan Semiconductor and Samsung. China was the biggest country-level contributor to index performance, benefitting from multiple sources of government accommodation and a better-than-feared economic impact from its trade war with the United States. In Brazil, pro-business deregulation and fiscal policy improvements by the Bolsonaro government gave investors hope for a recovery from the country’s long and severe recession. Meanwhile, in neighboring Argentina, voters dashed investors’ hopes for fiscal austerity by unseating the country’s conservative president in favor of a center-left candidate, causing the local stock market to plummet 31% in a single day. 2019 also saw the addition of Saudi Arabia to the MSCI Emerging Markets Index, as well as the long-awaited initial public offering of its state-owned oil producer, Saudi Aramco. Emerging markets currencies strengthened slightly against the dollar during the year, benefitting U.S.-based investors.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
Data Source; Factset

Bloomberg Barclays US Aggregate Bond Index Returns
The broad U.S. bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, was up 8.72% for 2019. After a mediocre 2018, where the index was up by a single basis point (0.01%), lower rates and a generally risk-on tone within credit set the stage for a rally in the index. This was the sixth consecutive annual period of positive performance. A falling rate environment was supportive for high quality credit where duration is longer than recent past. Rates were also supportive of U.S. Treasuries and all maturities posted positive returns for the year with longer-dated debt outperforming shorter-dated debt. Investment grade bond spreads tightened by 15 basis points (0.15%) for the year and, within the corporate bond segment, BBB-rated issues outperformed higher quality assets by a significant margin led by the industrials sector. Concerns surrounding the leverage on corporate balance sheets and the growth of the BBBs as a percent of the index dissipated throughout the year as companies pledged to deleverage. In the yield-starved environment, investors continued to favor credit in a search for income. Mortgages were the relative laggards for the year posting only mid-single digit returns.
The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Data Source: Factset
Federal Reserve
After a volatile end to 2018, the Federal Reserve (“Fed”) reversed course and implemented three rate cuts in 2019. Fed Chairman Powell described this current round of monetary-policy easing as a mid-cycle adjustment, a strategy that has been implemented in the past to preempt economic slowdowns. The Federal Open Market Committee’s decision to decrease interest rates resulted in a year-end Fed funds rate range of 1.50% to 1.75%. In May, the central bank announced it would begin tapering the amount of proceeds it allowed to roll off its balance sheet each month and ended the reduction completely in September. The Fed began to inject additional liquidity into the money markets shortly thereafter in an effort to prevent quarter- and year-end volatility in the overnight rates, effectively expanding their balance sheet. Fed Chairman Powell stated that monetary policy is in a good place to keep the economy growing moderately, the jobs market strong and inflation near the central bank’s 2% goal, suggesting that rates are on hold for a potentially protracted period.
The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output and prices of goods and services.
Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve
The Federal Reserve lowered rates throughout the year, and the U.S. Treasury yield curve flattened on a year-over-year basis as the spread between short-dated and long-dated U.S. Treasuries narrowed. The benchmark 10-year U.S. Treasury began the year at 2.69% and ended lower at 1.92%. In May, the three-month T-Bill yield exceeded the 10-year yield for the first time since 2007, but the inversion corrected itself by the end of the year. Historically, an inversion of the two-year and 10-year U.S. Treasury yields, a much more widely followed gauge, has been an indicator of a future recession, and the two did invert for short periods of time in August. By the end of the year, the spread between the two was 0.37%, steeper than the beginning of the year.
The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.
Data Source: Bloomberg

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended December 31, 2019.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$ 1,048.30	0.07%	$ 0.34
	Investor	1,000.00	1,047.30	0.32	1.63
MyDestination 2025	Institutional	1,000.00	1,059.50	0.09	0.47
	Investor	1,000.00	1,058.20	0.34	1.78
MyDestination 2035	Institutional	1,000.00	1,073.30	0.13	0.68
	Investor	1,000.00	1,071.70	0.41	2.12
MyDestination 2045	Institutional	1,000.00	1,081.10	0.14	0.71
	Investor	1,000.00	1,079.40	0.43	2.25
MyDestination 2055	Institutional	1,000.00	1,083.50	0.17	0.90
	Investor	1,000.00	1,082.20	0.42	2.23
Conservation Allocation	Institutional	1,000.00	1,034.00	0.12	0.60
	Investor	1,000.00	1,032.30	0.39	2.00
Balanced Allocation	Institutional	1,000.00	1,051.70	0.12	0.61
	Investor	1,000.00	1,050.90	0.38	1.95
Growth Allocation	Institutional	1,000.00	1,066.50	0.12	0.62
	Investor	1,000.00	1,065.70	0.38	1.98

Actual
Fund	Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Aggressive Allocation	Institutional	$1,000.00	$ 1,080.10	0.12%	$ 0.62
	Investor	1,000.00	1,078.00	0.38	2.00
Money Market	Institutional	1,000.00	1,009.60	0.15	0.75
	Investor	1,000.00	1,008.20	0.42	2.13
Low-Duration Bond	Institutional	1,000.00	1,013.00	0.35	1.79
	Investor	1,000.00	1,010.70	0.62	3.14
Medium-Duration Bond	Institutional	1,000.00	1,028.40	0.39	2.01
	Investor	1,000.00	1,027.60	0.66	3.39
Extended-Duration Bond	Institutional	1,000.00	1,036.70	0.57	2.93
	Investor	1,000.00	1,035.20	0.83	4.27
Global Bond	Institutional	1,000.00	1,023.90	0.54	2.77
	Investor	1,000.00	1,022.40	0.83	4.22
Defensive Market Strategies	Institutional	1,000.00	1,061.60	0.67	3.50
	Investor	1,000.00	1,059.40	0.93	4.85
Equity Index	Institutional	1,000.00	1,110.90	0.13	0.70
	Investor	1,000.00	1,109.30	0.39	2.08
Value Equity	Institutional	1,000.00	1,090.80	0.63	3.33
	Investor	1,000.00	1,090.00	0.89	4.71
Growth Equity	Institutional	1,000.00	1,085.70	0.71	3.72
	Investor	1,000.00	1,084.30	0.97	5.07
Small Cap Equity	Institutional	1,000.00	1,043.90	1.02	5.25
	Investor	1,000.00	1,042.90	1.28	6.57
International Equity Index	Institutional	1,000.00	1,065.70	0.22	1.14
International Equity (3)	Institutional	1,000.00	1,071.20	0.98	5.12
	Investor	1,000.00	1,070.10	1.25	6.50
Emerging Markets Equity	Institutional	1,000.00	1,078.10	1.11	5.81
	Investor	1,000.00	1,075.50	1.57	8.21
Global Real Estate Securities	Institutional	1,000.00	1,078.10	0.85	4.44
	Investor	1,000.00	1,077.20	1.12	5.87
Strategic Alternatives (3)	Institutional	1,000.00	1,017.40	1.16	5.89
	Investor	1,000.00	1,016.40	1.53	7.79

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,024.88	0.07%	$0.33
	Investor	1,000.00	1,023.61	0.32	1.61
MyDestination 2025	Institutional	1,000.00	1,024.75	0.09	0.46
	Investor	1,000.00	1,023.48	0.34	1.75

About Your Expenses (Unaudited) (Continued)
Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2035	Institutional	$1,000.00	$1,024.55	0.13%	$0.66
	Investor	1,000.00	1,023.16	0.41	2.07
MyDestination 2045	Institutional	1,000.00	1,024.52	0.14	0.69
	Investor	1,000.00	1,023.04	0.43	2.19
MyDestination 2055	Institutional	1,000.00	1,024.34	0.17	0.88
	Investor	1,000.00	1,023.07	0.42	2.16
Conservation Allocation	Institutional	1,000.00	1,024.61	0.12	0.60
	Investor	1,000.00	1,023.24	0.39	1.99
Balanced Allocation	Institutional	1,000.00	1,024.61	0.12	0.60
	Investor	1,000.00	1,023.30	0.38	1.93
Growth Allocation	Institutional	1,000.00	1,024.61	0.12	0.61
	Investor	1,000.00	1,023.29	0.38	1.94
Aggressive Allocation	Institutional	1,000.00	1,024.61	0.12	0.61
	Investor	1,000.00	1,023.28	0.38	1.95
Money Market	Institutional	1,000.00	1,024.46	0.15	0.75
	Investor	1,000.00	1,023.08	0.42	2.15
Low-Duration Bond	Institutional	1,000.00	1,023.43	0.35	1.80
	Investor	1,000.00	1,022.09	0.62	3.15
Medium-Duration Bond	Institutional	1,000.00	1,023.22	0.39	2.01
	Investor	1,000.00	1,021.86	0.66	3.38
Extended-Duration Bond	Institutional	1,000.00	1,022.33	0.57	2.91
	Investor	1,000.00	1,021.01	0.83	4.24
Global Bond	Institutional	1,000.00	1,022.47	0.54	2.76
	Investor	1,000.00	1,021.03	0.83	4.21
Defensive Market Strategies	Institutional	1,000.00	1,021.81	0.67	3.43
	Investor	1,000.00	1,020.50	0.93	4.75
Equity Index	Institutional	1,000.00	1,024.54	0.13	0.67
	Investor	1,000.00	1,023.23	0.39	2.00
Value Equity	Institutional	1,000.00	1,022.02	0.63	3.22
	Investor	1,000.00	1,020.70	0.89	4.55
Growth Equity	Institutional	1,000.00	1,021.64	0.71	3.60
	Investor	1,000.00	1,020.34	0.97	4.91
Small Cap Equity	Institutional	1,000.00	1,020.07	1.02	5.19
	Investor	1,000.00	1,018.78	1.28	6.49
International Equity Index	Institutional	1,000.00	1,024.10	0.22	1.12
International Equity (3)	Institutional	1,000.00	1,020.26	0.98	4.99
	Investor	1,000.00	1,018.93	1.25	6.34
Emerging Markets Equity	Institutional	1,000.00	1,019.61	1.11	5.65
	Investor	1,000.00	1,017.29	1.57	7.98
Global Real Estate Securities	Institutional	1,000.00	1,020.93	0.85	4.32
	Investor	1,000.00	1,019.56	1.12	5.70

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Strategic Alternatives (3)	Institutional	$1,000.00	$1,019.37	1.16%	$5.89
	Investor	1,000.00	1,017.48	1.53	7.80
(1)  Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and Target Risk Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)  Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2019 through December 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)  The expense ratios for the International Equity Fund and the Strategic Alternatives Fund include the impact of dividend and interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
1M	—	1 Month
1Y	—	1 Year
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
ASX	—	Australian Securities Exchange
BBR FRA	—	Bank Bill Rate FRA
BBSW	—	Bank Bill Swap Rate
BUBOR	—	Budapest Interbank Offered Rate
CDI	—	Crest Depository Interest
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
CFETS	—	China Foreign Exchange Trade System
CLO	—	Collateralized Loan Obligation
CMBX	—	A group of indexes made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.
CMT	—	Constant Maturity
COF	—	Cost of Funds
CONV	—	Convertible
CVA	—	Dutch Certificate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
GDR	—	Global Depositary Receipt
HIBOR	—	Hong Kong Interbank Offered Rate
ICE LIBOR	—	Intercontinental Exchange London Interbank Offered Rate
IO	—	Interest Only (Principal amount shown is notional)
JIBAR	—	Johannesburg Interbank Average Rate
KWCDC	—	KRW Certificates of Deposits
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
NIBOR	—	Norwegian Interbank Offered Rate
NSA	—	Not Seasonally Adjusted
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SDR	—	Special Drawing Rights
SONIA	—	Sterling Overnight Index Average Rate
SOFR	—	Secured Overnight Financing Rate
SPDR	—	Standard and Poor's Depositary
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
TELBOR	—	Tel Aviv Interbank Offered Rate
TIIE	—	The Equilibrium Interbank Interest Rate
US CPI	—	U.S. Consumer Price Index
UK RPI	—	UK Retail Price Index
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2019, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$263,537,797	26.49%
Medium-Duration Bond	269,528,494	15.11
Extended-Duration Bond	14,650,156	5.71
Global Bond	91,075,127	14.93
Defensive Market Strategies	95,150,764	7.54
International Equity Index	6,683,477	0.94
International Equity	3,261,489	0.25
Emerging Markets Equity	10,650,098	2.00
Global Real Estate Securities	806,571	0.31
Strategic Alternatives	45,828,105	11.87

INVESTMENT FOOTNOTES:
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
‡	—	Security represents underlying investment on open options contracts.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of December 31, 2019.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of December 31, 2019.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 2 in Notes to Financial Statements).
Ø	—	7-day current yield as of December 31, 2019 is disclosed.
ρ	—	Perpetual bond. Maturity date represents the next call date.
Ψ	—	Security is valued at fair value by the Valuation Committee (see Note 2 in Notes to Financial Statements). As of December 31, 2019, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond(1)	$ —	—%
Global Bond	47,636	0.01
Small Cap Equity	1,956,000	0.33
International Equity(1)	(2,589)	—
Strategic Alternatives	1,325,889	0.34

(1) Value of securities and percentage of net assets was zero at December 31, 2019.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(K)	—	Par is denominated in Norwegian Kroner (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(X)	—	Par is denominated in Colombian Pesos (COP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(ZA)	—	Par is denominated in Argentine Pesos (ARS).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
BOFA	—	Counterparty to contract is Bank of America.
CIBC	—	Counterparty to contract is Canadian Imperial Bank of Commerce.
CITI	—	Counterparty to contract is Citibank NA London.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NAB	—	Counterparty to contract is National Australia Bank.
NT	—	Counterparty to contract is Northern Trust.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
TD	—	Counterparty to contract is Toronto-Dominion Bank.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract isWest Banc.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The Bloomberg Barclays US Long Government/Credit Bond Index is a long maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Barclays US Intermediate Government/Credit Bond Index is an intermediate maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The FTSE 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market, consisting of the last three three-month Treasury bill issues.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The ICE BofAML 0-3 Month U.S. Treasury Bill Index is a subset of ICE BofAML U.S. Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.
The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of the ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 years.
The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

INDEX DISCLAIMERS
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
GuideStone Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investments Trusts (Nareit) (and together the “Licensor Parties”). FTSE Russell is a trading name of certain of the LSE Group Companies. All rights in the FTSE Russell Indexes vest in the Licensor Parties. “FTSE®” and “FTSE Russell®” are a trade mark(s) of the relevant LSE Group company and are used by any other LSE Group company under license. “Nareit®” is a trade mark of Nareit, “EPRA®” is a trade mark of EPRA and all are used by the LSE Group under license. The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties do not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indexes or (b) investment in or operation of the GuideStone Funds. The Licensor Parties make no claim, prediction, warranty or representation either as to the results to be obtained from the GuideStone Funds or the suitability of the FTSE Russell Indexes for the purpose to which it is being put by GuideStone Funds.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with GuideStone Funds. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
“Standard & Poor’s®”, “S&P®”, and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GuideStone Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

MyDestination 2015 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed-income securities with smaller percentages allocated to equity and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 52.00% fixed-income securities, 43.00% equity securities and 5.00% alternative investments as of December 31, 2019.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 15.09% for the one-year period ended December 31, 2019. Contribution to absolute performance from all major asset classes was positive, with exposure to U.S. equity securities producing relatively stronger performance than funds with primarily non-U.S. equity securities exposure. An appreciating U.S. dollar, slowing global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund, which was the largest equity contributor to Fund performance, benefited from acting as a passive exposure, broadly exposed to the strength of stocks in the S&P 500® Index this year. The Fund’s fixed-income securities allocation also performed well as 2019 saw one of the best years for fixed income performance. The Medium-Duration Bond Fund, the Fund’s largest fixed-income holding, was also the largest fixed-income contributor to overall performance. The contribution to absolute performance by the Fund’s exposure to real assets was also positive, via exposure to the Global Real Estate Securities Fund. The Strategic Alternatives Fund exposure was a positive contributor to Fund performance as well. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	51.8
U.S. Equity Select Funds	29.7
Non-U.S. Equity Select Funds	12.6
Alternative Select Funds	4.8
Real Assets Select Funds	0.9
U.S. Treasury Obligation	—**
99.8

**Rounds to less than 0.1%

MyDestination 2015 Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*
One Year	15.32%	15.09%
Five Year	N/A	5.35%
Ten year	N/A	6.73%
Since Inception(1)	6.81%	4.70%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.58%	0.82%
(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2020. Institutional Class Net Expense Ratio - 0.50% and Investor Class Net Expense Ratio - 0.75%.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	7,928,513	$ 7,928,513
GuideStone Low-Duration Bond Fund (Institutional Class)∞	7,574,008	101,491,706
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	11,218,452	168,837,709
GuideStone Global Bond Fund (Institutional Class)∞	6,750,985	67,577,359
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	5,523,247	73,293,485
GuideStone Equity Index Fund (Institutional Class)∞	3,201,400	113,489,621
GuideStone Small Cap Equity Fund (Institutional Class)∞	726,674	11,423,317
GuideStone International Equity Index Fund (Institutional Class)∞	5,929,598	64,454,727
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,967,975	20,053,661
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	565,202	$ 5,770,713
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,138,134	31,789,300
Total Mutual Funds (Cost $636,724,372)		666,110,111

	Par
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $198,923)	$200,000	198,937
TOTAL INVESTMENTS — 99.8% (Cost $636,923,295)		666,309,048
Other Assets in Excess of Liabilities — 0.2%		1,286,681
NET ASSETS — 100.0%		$667,595,729

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	03/2020	32	$4,109,500	$(27,930)
MSCI EAFE Index E-Mini	03/2020	11	1,120,075	3,256
MSCI Emerging Markets E-mini	03/2020	6	336,060	8,909
S&P 500® E-Mini	03/2020	13	2,100,215	33,231
Total Futures Contracts outstanding at December 31, 2019			$7,665,850	$ 17,466
See Notes to Financial Statements.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$666,110,111	$666,110,111	$ —	$ —
U.S. Treasury Obligation	198,937	—	198,937	—
Total Assets - Investments in Securities	$666,309,048	$666,110,111	$198,937	$ —
Other Financial Instruments***
Futures Contracts	$ 45,396	$ 45,396	$ —	$ —
Total Assets - Other Financial Instruments	$ 45,396	$ 45,396	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (27,930)	$ (27,930)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (27,930)	$ (27,930)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed-income securities, real assets and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 40.00% fixed income securities, 56.00% equity securities, 1.00% real assets and 3.00% alternative investments as of December 31, 2019.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 18.18% for the one-year period ended December 31, 2019. Contribution to absolute performance from all major asset classes was positive, with exposure to U.S. equity securities producing relatively stronger performance than funds with primarily non-U.S. equity securities exposure. An appreciating U.S. dollar, slowing global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund, which was the largest equity contributor to Fund performance, benefited from acting as a passive exposure, broadly exposed to the strength of stocks in the S&P 500® Index this year. The Medium-Duration Bond Fund, the Fund’s largest fixed-income holding, was also the largest fixed-income contributor to overall performance. The contribution to absolute performance by the Fund’s exposure to real assets was slightly positive, via exposure to the Global Real Estate Securities Fund. The Strategic Alternatives Fund exposure was essentially a flat contributor to Fund performance. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	40.6
U.S. Equity Select Funds	37.9
Non-U.S. Equity Select Funds	17.8
Alternative Select Funds	2.6
Real Assets Select Funds	1.1
U.S. Treasury Obligation	—**
100.0

**Rounds to less than 0.1%
See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*
One Year	18.45%	18.18%
Five Year	N/A	6.26%
Ten year	N/A	7.85%
Since Inception(1)	8.11%	5.04%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.54%	0.79%
(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2020. Institutional Class Net Expense Ratio - 0.50% and Investor Class Net Expense Ratio - 0.75%.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 1.53%Ø∞	23,192,204	$ 23,192,204
GuideStone Low-Duration Bond Fund (Institutional Class)∞	5,989,398	80,257,928
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	23,825,474	358,573,386
GuideStone Global Bond Fund (Institutional Class)∞	10,909,460	109,203,694
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	11,775,569	156,261,802
GuideStone Equity Index Fund (Institutional Class)∞	9,703,711	343,996,549
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,178,180	34,240,991
GuideStone International Equity Index Fund (Institutional Class)∞	17,769,003	193,149,061
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	5,660,581	57,681,323
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,551,115	$ 15,836,883
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,605,555	36,524,273
Total Mutual Funds (Cost $1,328,222,462)		1,408,918,094

	Par
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $596,770)	$600,000	596,811
TOTAL INVESTMENTS — 100.0% (Cost $1,328,819,232)		1,409,514,905
Other Assets in Excess of Liabilities — 0.0%		33,305
NET ASSETS — 100.0%		$1,409,548,210

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	03/2020	62	$ 7,962,156	$ (67,919)
MSCI EAFE Index E-Mini	03/2020	35	3,563,875	12,833
MSCI Emerging Markets E-mini	03/2020	19	1,064,190	36,953
S&P 500® E-Mini	03/2020	41	6,623,755	123,279
Total Futures Contracts outstanding at December 31, 2019			$19,213,976	$105,146
See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,408,918,094	$1,408,918,094	$ —	$ —
U.S. Treasury Obligation	596,811	—	596,811	—
Total Assets - Investments in Securities	$1,409,514,905	$1,408,918,094	$596,811	$ —
Other Financial Instruments***
Futures Contracts	$ 173,065	$ 173,065	$ —	$ —
Total Assets - Other Financial Instruments	$ 173,065	$ 173,065	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (67,919)	$ (67,919)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (67,919)	$ (67,919)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed-income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 23.00% fixed-income securities, 75.00% equity securities and 2.00% real assets as of December 31, 2019.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 22.16% for the one-year period ended December 31, 2019. Contribution to absolute performance from all major asset classes was positive, with exposure to U.S. equity securities producing relatively stronger performance than funds with primarily non-U.S. equity securities exposure. An appreciating U.S. dollar, slower global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund, which was the largest equity contributor to Fund performance, benefited from acting as a passive exposure, broadly exposed to the strength of stocks in the S&P 500® Index this year. The Medium-Duration Bond Fund, the Fund’s largest fixed-income holding, was also the largest fixed-income contributor to overall performance. The contribution to absolute performance by the Fund’s exposure to real assets was marginally additive, via exposure to the Global Real Estate Securities Fund. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	46.7
Non-U.S. Equity Select Funds	27.3
Fixed Income Select Funds	24.8
Real Assets Select Funds	1.5
U.S. Treasury Obligation	0.1
100.4
See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*
One Year	22.47%	22.16%
Five Year	N/A	6.96%
Ten year	N/A	8.61%
Since Inception(1)	9.53%	5.16%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.50%	0.75%
(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
MUTUAL FUNDS — 100.3%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	23,190,594	$ 23,190,594
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	11,018,026	165,821,289
GuideStone Global Bond Fund (Institutional Class)∞	4,140,827	41,449,679
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	4,210,540	55,873,859
GuideStone Equity Index Fund (Institutional Class)∞	9,704,953	344,040,592
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,145,442	33,726,345
GuideStone International Equity Index Fund (Institutional Class)∞	18,018,040	195,856,101
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	5,655,622	57,630,784
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,370,495	$ 13,992,755
Total Mutual Funds (Cost $862,561,954)		931,581,998

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $745,962)	$750,000	746,013
TOTAL INVESTMENTS — 100.4% (Cost $863,307,916)		932,328,011
Liabilities in Excess of Other Assets — (0.4)%		(3,505,713)
NET ASSETS — 100.0%		$928,822,298

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	03/2020	34	$ 4,366,344	$ (23,215)
MSCI EAFE Index E-Mini	03/2020	47	4,785,775	5,146
MSCI Emerging Markets E-mini	03/2020	25	1,400,250	38,899
S&P 500® E-Mini	03/2020	55	8,885,525	132,997
Total Futures Contracts outstanding at December 31, 2019			$19,437,894	$153,827
See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$931,581,998	$931,581,998	$ —	$ —
U.S. Treasury Obligation	746,013	—	746,013	—
Total Assets - Investments in Securities	$932,328,011	$931,581,998	$746,013	$ —
Other Financial Instruments***
Futures Contracts	$ 177,042	$ 177,042	$ —	$ —
Total Assets - Other Financial Instruments	$ 177,042	$ 177,042	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (23,215)	$ (23,215)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (23,215)	$ (23,215)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed-income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 10.00% fixed-income securities, 88.00% equity securities and 2.00% real assets as of December 31, 2019.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 24.24% for the one-year period ended December 31, 2019. Contribution to absolute performance from all major asset classes was positive, with exposure to U.S. equity securities producing relatively stronger performance than funds with primarily non-U.S. equity securities exposure. An appreciating U.S. dollar, slowing global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund, which was the largest equity contributor to Fund performance, benefited from acting as a passive exposure, broadly exposed to the strength in stocks of the S&P 500® Index this year. The Medium-Duration Bond Fund, the Fund’s largest fixed-income holding, was also the largest fixed-income contributor to overall performance. The contribution to absolute performance by the Fund’s exposure to real assets was additive, via exposure to the Global Real Estate Securities Fund. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	53.6
Non-U.S. Equity Select Funds	32.3
Fixed Income Select Funds	12.7
Real Assets Select Funds	1.8
U.S. Treasury Obligation	0.1
100.5
See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*
One Year	24.56%	24.24%
Five Year	N/A	7.51%
Ten year	N/A	9.05%
Since Inception(1)	10.31%	5.22%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.50%	0.75%
(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
MUTUAL FUNDS — 100.4%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	17,535,781	$ 17,535,781
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	3,806,131	57,282,270
GuideStone Global Bond Fund (Institutional Class)∞	1,432,553	14,339,854
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	2,594,675	34,431,336
GuideStone Equity Index Fund (Institutional Class)∞	8,763,480	310,665,387
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,952,187	30,688,375
GuideStone International Equity Index Fund (Institutional Class)∞	16,251,399	176,652,707
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	4,888,768	49,816,542
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,208,392	$ 12,337,685
Total Mutual Funds (Cost $644,567,039)		703,749,937

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $646,501)	$650,000	646,545
TOTAL INVESTMENTS — 100.5% (Cost $645,213,540)		704,396,482
Liabilities in Excess of Other Assets — (0.5)%		(3,305,952)
NET ASSETS — 100.0%		$701,090,530

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	03/2020	12	$ 1,541,063	$ (10,849)
MSCI EAFE Index E-Mini	03/2020	38	3,869,350	2,800
MSCI Emerging Markets E-mini	03/2020	21	1,176,210	29,105
S&P 500® E-Mini	03/2020	47	7,593,085	108,030
Total Futures Contracts outstanding at December 31, 2019			$14,179,708	$129,086
See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$703,749,937	$703,749,937	$ —	$ —
U.S. Treasury Obligation	646,545	—	646,545	—
Total Assets - Investments in Securities	$704,396,482	$703,749,937	$646,545	$ —
Other Financial Instruments***
Futures Contracts	$ 139,935	$ 139,935	$ —	$ —
Total Assets - Other Financial Instruments	$ 139,935	$ 139,935	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (10,849)	$ (10,849)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (10,849)	$ (10,849)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed-income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 7.00% fixed-income investments, 91.00% equity investments and 2.00% real assets as of December 31, 2019.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 24.92% for the one-year period ended December 31, 2019. Contribution to absolute performance from all major asset classes was positive, with exposure to U.S. equity securities producing relatively stronger performance than funds with primarily non-U.S. equity securities exposure. An appreciating U.S. dollar, slowing global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund, which was the largest equity contributor to Fund performance, benefited from acting as a passive exposure, broadly exposed to the strength in stocks of the S&P 500® Index this year. The Medium-Duration Bond Fund, the Fund’s largest fixed-income holding, was also the largest fixed-income contributor to overall performance. The contribution to absolute performance by the Fund’s exposure to real assets was additive, via exposure to the Global Real Estate Securities Fund. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in the its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	55.5
Non-U.S. Equity Select Funds	33.6
Fixed Income Select Funds	9.4
Real Assets Select Funds	1.8
U.S. Treasury Obligation	0.1
100.4
See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*
One Year	25.15%	24.92%
Five Year	N/A	7.77%
Ten year	N/A	N/A
Since Inception(1)	10.56%	9.68%
Inception Date	05/01/17	01/01/12
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.59%	0.84%
(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2020. Institutional Class Net Expense Ratio - 0.50% and Investor Class Net Expense Ratio - 0.75%.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since January 1, 2012 (commencement of operations), with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
MUTUAL FUNDS — 100.3%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	5,502,685	$ 5,502,685
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	801,099	12,056,546
GuideStone Global Bond Fund (Institutional Class)∞	301,514	3,018,155
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	817,700	10,850,884
GuideStone Equity Index Fund (Institutional Class)∞	2,868,329	101,682,265
GuideStone Small Cap Equity Fund (Institutional Class)∞	638,959	10,044,432
GuideStone International Equity Index Fund (Institutional Class)∞	5,319,138	57,819,025
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,600,159	16,305,624
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	394,692	$ 4,029,801
Total Mutual Funds (Cost $205,430,807)		221,309,417

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.00%, 01/16/20Ω‡‡ (Cost $199,832)	$200,000	199,892
TOTAL INVESTMENTS — 100.4% (Cost $205,630,639)		221,509,309
Liabilities in Excess of Other Assets — (0.4)%		(880,005)
NET ASSETS — 100.0%		$220,629,304

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	03/2020	3	$ 385,266	$ (1,115)
MSCI EAFE Index E-Mini	03/2020	12	1,221,900	(181)
MSCI Emerging Markets E-Mini	03/2020	7	392,070	10,701
S&P 500® E-Mini	03/2020	15	2,423,325	32,505
Total Futures Contracts outstanding at December 31, 2019			$4,422,561	$41,910
See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$221,309,417	$221,309,417	$ —	$ —
U.S. Treasury Obligation	199,892	—	199,892	—
Total Assets - Investments in Securities	$221,509,309	$221,309,417	$199,892	$ —
Other Financial Instruments***
Futures Contracts	$ 43,206	$ 43,206	$ —	$ —
Total Assets - Other Financial Instruments	$ 43,206	$ 43,206	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (1,296)	$ (1,296)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (1,296)	$ (1,296)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2019
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 198,937	$ 596,811
Investments in securities of affiliated issuers, at value	666,110,111	1,408,918,094
Total investments, at value(1)	666,309,048	1,409,514,905
Cash	—	—
Deposits with broker for futures contracts	—	—
Receivables:
Dividends	11,005	30,071
From advisor	—	—
Investment securities sold	1,400,000	—
Fund shares sold	140,093	426,320
Variation margin on futures contracts	8,415	29,799
Prepaid expenses and other assets	8,211	14,299
Total Assets	667,876,772	1,410,015,394
Liabilities
Cash Overdraft	—	116
Payables:
Investment securities purchased	—	—
Fund shares redeemed	136,305	140,302
Accrued expenses:
Investment advisory fees	7,368	55,465
Shareholder servicing fees	110,311	219,348
Trustee fees	439	132
Other expenses	26,620	51,821
Total Liabilities	281,043	467,184
Net Assets	$667,595,729	$1,409,548,210
Net Assets Consist of:
Paid-in-capital	$632,853,604	$1,319,221,066
Distributable earnings (loss)	34,742,125	90,327,144
Net Assets	$667,595,729	$1,409,548,210
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$142,900,125	$ 361,407,999
Institutional shares outstanding	13,744,977	34,696,960
Net asset value, offering and redemption price per Institutional share	$ 10.40	$ 10.42
Net assets applicable to the Investor Class	$524,695,604	$1,048,140,211
Investor shares outstanding	50,471,948	100,537,529
Net asset value, offering and redemption price per Investor share	$ 10.40	$ 10.43

(1)Investments in securities of unaffiliated issuers, at cost	$ 198,923	$ 596,770
Investments in securities of affiliated issuers, at cost	636,724,372	1,328,222,462
Total investments, at cost	$636,923,295	$1,328,819,232

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 746,013	$ 646,545	$ 199,892
931,581,998	703,749,937	221,309,417
932,328,011	704,396,482	221,509,309
2,547	4,055	758
—	36,000	—

27,343	20,362	6,126
—	—	7,188
—	711,356	86,748
364,947	456,188	240,766
45,301	39,418	12,652
9,222	6,909	3,387
932,777,371	705,670,770	221,866,934

—	—	—

3,700,000	4,211,356	1,186,748
4,116	180,817	4,365

77,818	58,121	—
137,684	97,690	29,602
159	314	238
35,296	31,942	16,677
3,955,073	4,580,240	1,237,630
$928,822,298	$701,090,530	$220,629,304

$855,300,423	$639,026,291	$203,835,692
73,521,875	62,064,239	16,793,612
$928,822,298	$701,090,530	$220,629,304

$266,012,122	$230,294,875	$ 77,155,950
26,024,629	23,327,234	5,602,549
$ 10.22	$ 9.87	$ 13.77
$662,810,176	$470,795,655	$143,473,354
64,824,451	47,699,478	10,429,585
$ 10.22	$ 9.87	$ 13.76

$ 745,962	$ 646,501	$ 199,832
862,561,954	644,567,039	205,430,807
$863,307,916	$645,213,540	$205,630,639
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2019
MyDestination 2015 Fund
Investment Income
Dividends	$ 686
Income distributions received from affiliated funds	15,645,075
Interest	4,727
Total Investment Income	15,650,488
Expenses
Investment advisory fees	643,375
Transfer agent fees:
Institutional shares	4,282
Investor shares	21,508
Custodian fees	25,732
Shareholder servicing fees:
Investor shares	1,309,283
Accounting and administration fees	28,377
Professional fees	71,666
Shareholder reporting fees:
Institutional shares	862
Investor shares	9,813
Trustees expenses	6,624
Line of credit facility fees	7,452
Other expenses	37,969
Recoupment of prior expenses reduced by the Advisor	—
Total Expenses	2,166,943
Expenses waived/reimbursed(1)	(442,188)
Net Expenses	1,724,755
Net Investment Income	13,925,733
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	6,698,864
Net realized gain on investment securities of affiliated issuers	6,844,576
Net realized gain on futures transactions	752,870
Net realized gain	14,296,310
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	60,977,835
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(45)
Change in unrealized appreciation (depreciation) on futures	53,306
Net change in unrealized appreciation (depreciation)	61,031,096
Net Realized and Unrealized Gain	75,327,406
Net Increase in Net Assets Resulting from Operations	$89,253,139

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 343	$ 713	$ 101	$ 17
31,196,886	19,782,939	14,547,994	4,464,671
8,838	13,006	9,252	1,053
31,206,067	19,796,658	14,557,347	4,465,741

1,286,951	811,586	611,727	183,330

5,097	5,201	5,389	5,165
31,789	22,001	19,607	15,967
33,118	30,521	27,105	29,114

2,475,987	1,497,130	1,053,701	300,584
56,767	35,800	26,984	8,713
83,630	74,960	71,264	68,700

1,272	1,572	1,321	1,224
15,414	9,335	7,428	4,127
11,845	7,772	6,351	3,910
11,243	6,625	5,342	3,147
57,714	49,751	42,608	32,009
—	61,692	92,273	—
4,070,827	2,613,946	1,971,100	655,990
(459,693)	—	—	(62,544)
3,611,134	2,613,946	1,971,100	593,446
27,594,933	17,182,712	12,586,247	3,872,295

15,040,921	7,992,558	5,373,399	1,631,507
9,702,691	3,446,277	2,331,860	2,606,026
2,611,689	2,586,853	2,290,448	799,691
27,355,301	14,025,688	9,995,707	5,037,224
155,687,935	127,927,630	107,585,951	30,799,694
(106)	(155)	(118)	66
336,249	484,544	451,770	107,109
156,024,078	128,412,019	108,037,603	30,906,869
183,379,379	142,437,707	118,033,310	35,944,093
$210,974,312	$159,620,419	$130,619,557	$39,816,388
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Year Ended		For the Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18

Operations:
Net investment income	$ 13,925,733	$ 10,846,431	$ 27,594,933	$ 18,066,593
Net realized gain on investment securities and futures transactions	14,296,310	17,611,538	27,355,301	43,698,728
Net change in unrealized appreciation (depreciation) on investment securities and futures	61,031,096	(50,445,913)	156,024,078	(120,607,296)
Net increase (decrease) in net assets resulting from operations	89,253,139	(21,987,944)	210,974,312	(58,841,975)
Distributions to Shareholders:
Institutional shares	(5,862,578)	(6,604,455)	(13,988,165)	(16,350,338)
Investor shares	(20,450,729)	(30,285,425)	(38,484,767)	(55,692,414)
Total distributions	(26,313,307)	(36,889,880)	(52,472,932)	(72,042,752)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	53,645,758	16,426,731	112,767,546	56,134,192
Investor shares	49,464,244	78,979,838	111,058,235	112,982,675
Reinvestment of dividends and distributions
Institutional shares	5,862,578	6,604,455	13,988,165	16,350,338
Investor shares	20,446,948	30,278,786	38,483,178	55,690,937
Total proceeds from shares sold and reinvested	129,419,528	132,289,810	276,297,124	241,158,142
Value of shares redeemed
Institutional shares	(31,768,802)	(17,508,898)	(50,659,250)	(15,193,743)
Investor shares	(93,504,464)	(85,707,539)	(112,946,892)	(57,333,646)
Total value of shares redeemed	(125,273,266)	(103,216,437)	(163,606,142)	(72,527,389)
Net increase from capital share transactions(1)	4,146,262	29,073,373	112,690,982	168,630,753
Total increase (decrease) in net assets	67,086,094	(29,804,451)	271,192,362	37,746,026
Net Assets:
Beginning of Year	600,509,635	630,314,086	1,138,355,848	1,100,609,822
End of Year	$ 667,595,729	$ 600,509,635	$1,409,548,210	$1,138,355,848

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18

$ 17,182,712	$ 9,161,754	$ 12,586,247	$ 6,153,336	$ 3,872,295	$ 1,647,212
14,025,688	33,087,247	9,995,707	30,163,206	5,037,224	9,328,162
128,412,019	(93,205,222)	108,037,603	(80,537,920)	30,906,869	(24,338,304)
159,620,419	(50,956,221)	130,619,557	(44,221,378)	39,816,388	(13,362,930)

(9,403,983)	(12,321,756)	(8,040,317)	(12,439,781)	(3,200,893)	(4,137,262)
(21,796,700)	(35,422,853)	(15,261,033)	(26,848,548)	(5,664,596)	(7,020,293)
(31,200,683)	(47,744,609)	(23,301,350)	(39,288,329)	(8,865,489)	(11,157,555)

85,294,170	42,767,692	60,147,102	35,535,113	29,732,533	23,647,962
88,866,340	74,504,056	65,328,746	56,272,089	39,108,697	30,548,502

9,403,983	12,321,756	8,040,317	12,439,781	3,200,894	4,137,262
21,796,029	35,422,853	15,260,906	26,848,548	5,664,445	7,020,226
205,360,522	165,016,357	148,777,071	131,095,531	77,706,569	65,353,952

(35,182,892)	(8,920,967)	(31,741,269)	(6,748,975)	(20,917,032)	(2,598,836)
(58,018,044)	(20,380,091)	(40,840,087)	(12,750,653)	(15,829,240)	(5,701,187)
(93,200,936)	(29,301,058)	(72,581,356)	(19,499,628)	(36,746,272)	(8,300,023)
112,159,586	135,715,299	76,195,715	111,595,903	40,960,297	57,053,929
240,579,322	37,014,469	183,513,922	28,086,196	71,911,196	32,533,444

688,242,976	651,228,507	517,576,608	489,490,412	148,718,108	116,184,664
$928,822,298	$688,242,976	$701,090,530	$517,576,608	$220,629,304	$148,718,108
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2019	$ 9.40	$0.25	$ 1.19	$ 1.44	$(0.28)	$(0.16)	$(0.44)	$10.40	15.32%	$ 142,900	0.06%	0.13%	2.48%	7%
2018	10.37	0.20	(0.54)	(0.34)	(0.38)	(0.25)	(0.63)	9.40	(3.33)	104,300	0.13	0.15	1.91	32
2017(3)	9.97	0.12	0.58	0.70	(0.06)	(0.24)	(0.30)	10.37	6.99	108,975	0.16	0.16	1.78	17
Investor Class
2019	$ 9.40	$0.21	$ 1.21	$ 1.42	$(0.26)	$(0.16)	$(0.42)	$10.40	15.09%	$ 524,696	0.31%	0.38%	2.09%	7%
2018	10.38	0.17	(0.55)	(0.38)	(0.35)	(0.25)	(0.60)	9.40	(3.66)	496,209	0.37	0.39	1.67	32
2017	9.54	0.12	1.00	1.12	(0.04)	(0.24)	(0.28)	10.38	11.67	521,339	0.38	0.39	1.21	17
2016	9.19	0.16	0.48	0.64	(0.11)	(0.18)	(0.29)	9.54	6.99	535,401	0.35	0.40	1.65	16
2015	10.84	0.15	(0.38)	(0.23)	(0.14)	(1.28)	(1.42)	9.19	(2.06)	479,512	0.28	0.31	1.41	108(4)

MyDestination 2025 Fund
Institutional Class
2019	$ 9.15	$0.25	$ 1.44	$ 1.69	$(0.27)	$(0.15)	$(0.42)	$10.42	18.45%	$ 361,408	0.09%	0.12%	2.43%	5%
2018	10.25	0.18	(0.66)	(0.48)	(0.28)	(0.34)	(0.62)	9.15	(4.64)	250,202	0.12	0.13	1.80	37
2017(3)	9.79	0.13	0.75	0.88	(0.12)	(0.30)	(0.42)	10.25	9.08	222,031	0.14	0.14	1.82	15
Investor Class
2019	$ 9.16	$0.21	$ 1.45	$ 1.66	$(0.24)	$(0.15)	$(0.39)	$10.43	18.18%	$1,048,140	0.34%	0.37%	2.06%	5%
2018	10.26	0.15	(0.65)	(0.50)	(0.26)	(0.34)	(0.60)	9.16	(4.87)	888,153	0.36	0.38	1.51	37
2017	9.28	0.11	1.27	1.38	(0.10)	(0.30)	(0.40)	10.26	14.92	878,579	0.38	0.38	1.12	15
2016	8.88	0.16	0.55	0.71	(0.09)	(0.22)	(0.31)	9.28	8.01	855,171	0.35	0.39	1.70	17
2015	10.66	0.16	(0.48)	(0.32)	(0.13)	(1.33)	(1.46)	8.88	(2.91)	707,698	0.28	0.31	1.46	110(4)

MyDestination 2035 Fund
Institutional Class
2019	$ 8.65	$0.24	$ 1.70	$ 1.94	$(0.24)	$(0.13)	$(0.37)	$10.22	22.47%	$ 266,012	0.13%	0.13%	2.41%	4%
2018	9.95	0.15	(0.80)	(0.65)	(0.29)	(0.36)	(0.65)	8.65	(6.56)	173,573	0.13	0.14	1.54	50
2017(3)	9.29	0.13	0.93	1.06	(0.07)	(0.33)	(0.40)	9.95	11.51	152,421	0.15	0.15	1.99	35
Investor Class
2019	$ 8.65	$0.20	$ 1.72	$ 1.92	$(0.22)	$(0.13)	$(0.35)	$10.22	22.16%	$ 662,810	0.39%	0.39%	2.01%	4%
2018	9.96	0.12	(0.80)	(0.68)	(0.27)	(0.36)	(0.63)	8.65	(6.89)	514,670	0.38	0.39	1.25	50
2017	8.72	0.11	1.51	1.62	(0.05)	(0.33)	(0.38)	9.96	18.66	498,807	0.38	0.39	1.16	35
2016	8.36	0.14	0.57	0.71	(0.07)	(0.28)	(0.35)	8.72	8.38	479,051	0.35	0.40	1.65	16
2015	10.49	0.15	(0.62)	(0.47)	(0.12)	(1.54)	(1.66)	8.36	(4.30)	391,279	0.28	0.32	1.41	120(4)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.44%, 0.41%, 0.36%, 0.34% and 0.34%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2019	$ 8.21	$0.22	$ 1.79	$ 2.01	$(0.22)	$(0.13)	$(0.35)	$ 9.87	24.56%	$230,295	0.13%	0.13%	2.31%	4%
2018	9.60	0.13	(0.84)	(0.71)	(0.26)	(0.42)	(0.68)	8.21	(7.50)	160,533	0.14	0.15	1.36	58
2017(3)	8.90	0.13	1.01	1.14	(0.07)	(0.37)	(0.44)	9.60	12.85	145,343	0.16	0.16	1.99	10
Investor Class
2019	$ 8.21	$0.18	$ 1.80	$ 1.98	$(0.19)	$(0.13)	$(0.32)	$ 9.87	24.24%	$470,796	0.41%	0.41%	1.94%	4%
2018	9.60	0.10	(0.83)	(0.73)	(0.24)	(0.42)	(0.66)	8.21	(7.73)	357,044	0.39	0.40	1.08	58
2017	8.29	0.10	1.63	1.73	(0.05)	(0.37)	(0.42)	9.60	20.90	344,147	0.38	0.40	1.06	10
2016	7.95	0.12	0.56	0.68	(0.04)	(0.30)	(0.34)	8.29	8.45	354,271	0.35	0.41	1.50	16
2015	10.00	0.12	(0.59)	(0.47)	(0.09)	(1.49)	(1.58)	7.95	(4.46)	281,718	0.29	0.34	1.22	124(4)

MyDestination 2055 Fund
Institutional Class
2019	$11.48	$0.30	$ 2.58	$ 2.88	$(0.30)	$(0.29)	$(0.59)	$13.77	25.15%	$ 77,156	0.16%	0.20%	2.26%	10%
2018	13.45	0.19	(1.23)	(1.04)	(0.31)	(0.62)	(0.93)	11.48	(7.77)	54,326	0.18	0.24	1.40	62
2017(3)	12.43	0.18	1.47	1.65	(0.02)	(0.61)	(0.63)	13.45	13.33	38,161	0.20	0.33	2.04	9
Investor Class
2019	$11.47	$0.27	$ 2.58	$ 2.85	$(0.27)	$(0.29)	$(0.56)	$13.76	24.92%	$143,473	0.41%	0.44%	2.03%	10%
2018	13.45	0.15	(1.22)	(1.07)	(0.29)	(0.62)	(0.91)	11.47	(8.02)	94,392	0.39	0.49	1.08	62
2017	11.56	0.14	2.37	2.51	(0.01)	(0.61)	(0.62)	13.45	21.73	78,024	0.38	0.55	1.12	9
2016	11.05	0.18	0.80	0.98	(0.13)	(0.34)	(0.47)	11.56	8.81	62,973	0.35	0.65	1.62	27
2015	12.60	0.16	(0.73)	(0.57)	(0.13)	(0.85)	(0.98)	11.05	(4.48)	38,465	0.30	0.65	1.29	124(4)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.44%, 0.41%, 0.36%, 0.34% and 0.34%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
See Notes to Financial Statements.

Conservative Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed-income securities with a smaller percentage to equity securities, real assets and alternative investments. The Fund had a target asset allocation of 65.00% Fixed Income Select Funds, 20.00% U.S. Equity Select Funds, 9.00% Non-U.S. Equity Select Funds, 1.00% Real Assets Select Fund and 5.00% Alternatives Select Fund as of December 31, 2019.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 10.73% for the one-year period ended December 31, 2019. All major asset class groupings experienced positive performance contribution, with equity outperforming fixed-income, and U.S. equity exposure outperforming non-U.S. equity exposure. The Fund’s largest fixed-income exposure, the Low-Duration Bond Fund, provided supportive and conservative fixed income exposure as a ballast to its conservative orientation. The Growth Equity Fund contributed positively due to exposure to the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. equities’ performance for the year. The Fund’s allocation to the International Equity Fund also proved to be a strong driver of Fund performance. The contribution to absolute performance by the Fund’s exposure to real assets was marginally additive, via exposure to the Global Real Estate Securities Fund. The Strategic Alternatives Fund exposure was also marginally accretive to the Fund’s relative performance.
The Investor Class of the Fund underperformed its composite benchmark in 2019 (10.73% versus 11.43%). The performance difference between the Fund and composite benchmark is due to the performance differences of the underlying Select Funds versus their respective benchmarks. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of fixed-income securities with a smaller percentage of equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The Fund may be suitable for investors who have a short- to medium-term investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the equity market tempered by a larger allocation to short-term, fixed-income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	65.4
U.S. Equity Select Funds	20.1
Non-U.S. Equity Select Funds	8.5
Alternative Select Funds	4.9
Real Assets Select Funds	1.2
U.S. Treasury Obligation	—**
100.1

**Rounds to less than 0.1%

Conservative Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	11.01%	10.73%	11.43%
Five Year	N/A	3.64%	4.20%
Ten year	N/A	3.91%	4.28%
Since Inception(1)	4.88%	3.79%	4.16%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.69%	0.92%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund's performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund's investment allocation, as represented by the Fund's investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund's asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 2019, the Composite Index consisted of the ICE BofAML 1-3 Year U.S. Treasury Index, the ICE BofAML U.S. 3-Month Treasury Bill Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, and the MSCI ACWI (All Country World Index) ex USA Index, weighted 49.00%, 5.00%, 16.00%, 21.00%, 1.00%, and 8.00%, respectively. The composition of the Composite Index for periods prior to December 31, 2019, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	7,507,672	$ 7,507,672
GuideStone Low-Duration Bond Fund (Institutional Class)∞	18,891,635	253,147,904
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,487,596	67,538,326
GuideStone Global Bond Fund (Institutional Class)∞	1,690,207	16,918,976
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	2,942,078	39,041,380
GuideStone Value Equity Fund (Institutional Class)∞	1,593,932	30,316,592
GuideStone Growth Equity Fund (Institutional Class)∞	1,158,493	30,387,261
GuideStone Small Cap Equity Fund (Institutional Class)∞	379,632	5,967,819
GuideStone International Equity Fund (Institutional Class)∞	2,511,418	34,607,337
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	962,772	9,810,642
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	621,140	$ 6,341,837
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,561,214	25,945,094
Total Mutual Funds (Cost $520,925,536)		527,530,840

	Par
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $99,462)	$100,000	99,468
TOTAL INVESTMENTS — 100.1% (Cost $521,024,998)		527,630,308
Liabilities in Excess of Other Assets — (0.1)%		(276,018)
NET ASSETS — 100.0%		$527,354,290

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	03/2020	35	$7,542,500	$ 474
MSCI EAFE Index E-Mini	03/2020	5	509,125	(434)
MSCI Emerging Markets E-mini	03/2020	3	168,030	4,732
S&P 500® E-Mini	03/2020	6	969,330	18,041
Total Futures Contracts outstanding at December 31, 2019			$9,188,985	$22,813

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$527,530,840	$527,530,840	$ —	$ —
U.S. Treasury Obligation	99,468	—	99,468	—
Total Assets - Investments in Securities	$527,630,308	$527,530,840	$ 99,468	$ —
Other Financial Instruments***
Futures Contracts	$ 23,247	$ 23,247	$ —	$ —
Total Assets - Other Financial Instruments	$ 23,247	$ 23,247	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (434)	$ (434)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (434)	$ (434)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined approximately equal percentages to equity securities and fixed-income securities in addition to smaller allocations to real assets and alternative investments. The Fund had a target asset allocation of 44.00% Fixed Income Select Funds, 34.00% U.S. Equity Select Funds, 16.00% Non-U.S. Equity Select Funds, 2.00% Real Assets Select Fund and 4.00% Alternatives Select Fund as of December 31, 2019.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 17.33% for the one-year period ended December 31, 2019. All major asset class groupings experienced positive performance contribution, with equity outperforming fixed income, and U.S. equity exposure outperforming non-U.S. equity exposure. The Growth Equity Fund contributed positively due to exposure to the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. equities’ performance for the year. The Fund’s allocation to the International Equity Fund also proved to be a strong driver of Fund performance. The contribution to absolute performance by the Fund’s exposure to real assets was positive, via exposure to the Global Real Estate Securities Fund. The Strategic Alternatives Fund exposure was marginally accretive to the Fund’s relative performance.
The Investor Class of the Fund underperformed its composite benchmark in 2019 (17.33% versus 18.35%). The performance difference between the Fund and composite benchmark is due to the performance differences of the underlying Select Funds versus their respective benchmarks. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining approximately equal percentages of fixed-income securities and equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	44.1
U.S. Equity Select Funds	34.1
Non-U.S. Equity Select Funds	15.9
Alternative Select Funds	3.8
Real Assets Select Funds	2.0
U.S. Treasury Obligation	0.1
100.0

See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	17.62%	17.33%	18.35%
Five Year	N/A	5.31%	6.07%
Ten year	N/A	6.43%	7.12%
Since Inception(1)	7.21%	5.48%	6.05%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.76%	1.01%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund's performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund's investment allocation, as represented by the Fund's investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund's asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 2019, the Composite Index consisted of the ICE BofAML 1-3 Year U.S. Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, and the MSCI ACWI (All Country World Index) ex USA Index, weighted 4.00%, 43.50%, 34.50%, 2.00%, and 16.00%, respectively. The composition of the Composite Index for periods prior to December 31, 2019, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	32,552,864	$ 32,552,864
GuideStone Low-Duration Bond Fund (Institutional Class)∞	7,532,647	100,937,463
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	24,817,344	373,501,032
GuideStone Extended-Duration Bond Fund (Institutional Class)∞	3,714,167	67,709,271
GuideStone Global Bond Fund (Institutional Class)∞	13,706,689	137,203,956
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	12,533,572	166,320,499
GuideStone Value Equity Fund (Institutional Class)∞	9,113,477	173,338,330
GuideStone Growth Equity Fund (Institutional Class)∞	6,800,767	178,384,124
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,205,230	34,666,221
GuideStone International Equity Fund (Institutional Class)∞	14,400,190	198,434,619
	Shares	Value
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	5,627,297	$ 57,342,152
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,231,076	32,989,282
GuideStone Strategic Alternatives Fund (Institutional Class)∞	6,070,126	61,490,380
Total Mutual Funds (Cost $1,602,623,365)		1,614,870,193

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $994,616)	$1,000,000	994,685
TOTAL INVESTMENTS — 100.0% (Cost $1,603,617,981)		1,615,864,878
Liabilities in Excess of Other Assets — (0.0)%		(278,051)
NET ASSETS — 100.0%		$1,615,586,827

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	03/2020	22	$ 2,825,281	$ (24,100)
MSCI EAFE Index E-Mini	03/2020	47	4,785,775	14,635
MSCI Emerging Markets E-mini	03/2020	27	1,512,270	52,110
S&P 500® E-Mini	03/2020	60	9,693,300	180,409
U.S. Treasury Long Bond	03/2020	21	3,274,031	(66,975)
5-Year U.S. Treasury Note	03/2020	46	5,456,031	(17,306)
Total Futures Contracts outstanding at December 31, 2019			$27,546,688	$138,773

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,614,870,193	$1,614,870,193	$ —	$ —
U.S. Treasury Obligation	994,685	—	994,685	—
Total Assets - Investments in Securities	$1,615,864,878	$1,614,870,193	$994,685	$ —
Other Financial Instruments***
Futures Contracts	$ 247,154	$ 247,154	$ —	$ —
Total Assets - Other Financial Instruments	$ 247,154	$ 247,154	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (108,381)	$ (108,381)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (108,381)	$ (108,381)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed-income securities, real assets and alternatives investments. The Fund had a target asset allocation of 20.00% Fixed Income Select Funds, 47.00% U.S. Equity Select Funds, 28.00% Non-U.S. Equity Select Funds, 3.00% Real Assets Select Fund and 2.00% Alternatives Select Fund as of December 31, 2019.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 22.33% for the one-year period ended December 31, 2019. All major asset class groupings experienced positive performance contribution, with equity outperforming fixed income, and U.S. equity exposure outperforming non-U.S. equity exposure. The Growth Equity Fund contributed positively due to exposure to the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. equities’ performance for the year. The Fund’s allocation to the International Equity Fund also proved to be a strong driver of Fund performance. The contribution to absolute performance by the Fund’s exposure to real assets was positive, via exposure to the Global Real Estate Securities Fund. The Strategic Alternatives Fund exposure was marginally accretive to the Fund’s relative performance.
The Investor Class of the Fund underperformed its composite benchmark in 2019 (22.33% versus 22.94%). The performance difference between the Fund and composite benchmark is due to the performance differences of the underlying Select Funds versus their respective benchmarks. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of equity securities with a small percentage of fixed-income securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	46.2
Non-U.S. Equity Select Funds	27.9
Fixed Income Select Funds	20.5
Real Assets Select Funds	3.0
Alternative Select Funds	2.3
U.S. Treasury Obligation	0.1
100.0

See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	22.62%	22.33%	22.94%
Five Year	N/A	6.68%	7.35%
Ten year	N/A	7.94%	8.50%
Since Inception(1)	8.85%	5.88%	6.49%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.87%	1.12%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund's performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund's investment allocation, as represented by the Fund's investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund's asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 2019, the Composite Index consisted of the ICE BofAML 1-3 Year U.S. Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, and the MSCI ACWI (All Country World Index) ex USA Index, weighted 2.50%, 19.50%, 47.00%, 3.00%, and 28.00%, respectively. The composition of the Composite Index for periods prior to December 31, 2019, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	24,106,367	$ 24,106,367
GuideStone Low-Duration Bond Fund (Institutional Class)∞	2,597,917	34,812,088
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	8,440,640	127,031,634
GuideStone Extended-Duration Bond Fund (Institutional Class)∞	1,263,126	23,026,790
GuideStone Global Bond Fund (Institutional Class)∞	4,625,666	46,302,914
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	4,313,665	57,242,332
GuideStone Value Equity Fund (Institutional Class)∞	12,397,607	235,802,477
GuideStone Growth Equity Fund (Institutional Class)∞	9,048,743	237,348,535
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,960,672	46,541,762
GuideStone International Equity Fund (Institutional Class)∞	19,648,510	270,756,472
	Shares	Value
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	7,554,354	$ 76,978,868
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,679,992	37,572,722
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,856,561	28,936,962
Total Mutual Funds (Cost $1,266,826,882)		1,246,459,923

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $895,155)	$900,000	895,216
TOTAL INVESTMENTS — 100.0% (Cost $1,267,722,037)		1,247,355,139
Other Assets in Excess of Liabilities — 0.0%		76,508
NET ASSETS — 100.0%		$1,247,431,647

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	03/2020	8	$ 1,027,375	$ (8,799)
MSCI EAFE Index E-Mini	03/2020	57	5,804,025	17,445
MSCI Emerging Markets E-Mini	03/2020	31	1,736,310	56,212
S&P 500® E-Mini	03/2020	71	11,470,405	198,612
U.S. Treasury Long Bond	03/2020	8	1,247,250	(20,981)
5-Year U.S. Treasury Note	03/2020	18	2,134,969	(6,179)
Total Futures Contracts outstanding at December 31, 2019			$23,420,334	$236,310

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,246,459,923	$1,246,459,923	$ —	$ —
U.S. Treasury Obligation	895,216	—	895,216	—
Total Assets - Investments in Securities	$1,247,355,139	$1,246,459,923	$895,216	$ —
Other Financial Instruments***
Futures Contracts	$ 272,269	$ 272,269	$ —	$ —
Total Assets - Other Financial Instruments	$ 272,269	$ 272,269	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (35,959)	$ (35,959)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (35,959)	$ (35,959)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target asset allocation of 60.00% U.S. Equity Select Funds and 40.00% Non-U.S. Equity Select Funds as of December 31, 2019.
As a fund of funds, its performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 26.86% for the one-year period ended December 31, 2019. An allocation to both the U.S. Equity Select Funds and Non-U.S. Equity Select Funds generated positive performance with all of the underlying Equity Select Funds positively contributing to absolute performance. The largest positive contributor was the Growth Equity Fund, due to exposure to the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. performance for the year. The Fund’s allocated weight to the International Equity Fund also proved to be a positive driver to absolute return.
The Investor Class of the Fund underperformed its composite benchmark in 2019 (26.86% versus 27.17%). The performance difference between the Fund and composite benchmark is due to the performance differences of the underlying Select Funds versus their respective benchmarks. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of U.S. equity securities with a smaller percentage of non-U.S. equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and non-U.S. stocks. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	59.1
Non-U.S. Equity Select Funds	39.1
Fixed Income Select Funds	1.8
U.S. Treasury Obligation	0.1
100.1

See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	27.25%	26.86%	27.17%
Five Year	N/A	8.23%	8.98%
Ten year	N/A	9.61%	10.21%
Since Inception(1)	10.25%	6.25%	7.01%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.97%	1.21%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund's performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund's investment allocation, as represented by the Fund's investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund's asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 2019, the Composite Index consisted of the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index, weighted 60.00% and 40.00%, respectively. The composition of the Composite Index for periods prior to December 31, 2019, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	18,929,563	$ 18,929,563
GuideStone Value Equity Fund (Institutional Class)∞	15,124,310	287,664,375
GuideStone Growth Equity Fund (Institutional Class)∞	11,169,797	292,983,780
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,653,930	57,439,783
GuideStone International Equity Fund (Institutional Class)∞	23,824,219	328,297,732
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	9,241,598	94,171,880
Total Mutual Funds (Cost $1,116,124,209)		1,079,487,113

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $1,094,078)	$1,100,000	$ 1,094,153
TOTAL INVESTMENTS — 100.1% (Cost $1,117,218,287)		1,080,581,266
Liabilities in Excess of Other Assets — (0.1)%		(607,045)
NET ASSETS — 100.0%		$1,079,974,221

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2020	60	$ 6,109,500	$ 15,647
MSCI Emerging Markets E-Mini	03/2020	31	1,736,310	54,190
S&P 500® E-Mini	03/2020	72	11,631,960	206,576
Total Futures Contracts outstanding at December 31, 2019			$19,477,770	$276,413

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,079,487,113	$1,079,487,113	$ —	$ —
U.S. Treasury Obligation	1,094,153	—	1,094,153	—
Total Assets - Investments in Securities	$1,080,581,266	$1,079,487,113	$1,094,153	$ —
Other Financial Instruments***
Futures Contracts	$ 276,413	$ 276,413	$ —	$ —
Total Assets - Other Financial Instruments	$ 276,413	$ 276,413	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2019
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 99,468	$ 994,685	$ 895,216	$ 1,094,153
Investments in securities of affiliated issuers, at value	527,530,840	1,614,870,193	1,246,459,923	1,079,487,113
Total investments, at value(1)	527,630,308	1,615,864,878	1,247,355,139	1,080,581,266
Receivables:
Dividends from affiliated funds	8,685	40,258	29,398	24,331
Fund shares sold	40,910	145,037	344,035	85,470
Variation margin on futures contracts	6,966	40,552	57,163	63,125
Prepaid expenses and other assets	13,706	22,885	16,636	13,577
Total Assets	527,700,575	1,616,113,610	1,247,802,371	1,080,767,769
Liabilities
Cash Overdraft	—	—	—	716
Payables:
Fund shares redeemed	163,364	30,362	4,953	487,829
Accrued expenses:
Investment advisory fees	44,451	135,365	103,785	89,469
Shareholder servicing fees	87,756	259,237	194,368	174,007
Trustee fees	1,992	1,349	913	684
Other expenses	48,722	100,470	66,705	40,843
Total Liabilities	346,285	526,783	370,724	793,548
Net Assets	$527,354,290	$1,615,586,827	$1,247,431,647	$1,079,974,221
Net Assets Consist of:
Paid-in-capital	$516,820,455	$1,579,648,842	$1,230,826,209	$1,068,036,843
Distributable earnings (loss)	10,533,835	35,937,985	16,605,438	11,937,378
Net Assets	$527,354,290	$1,615,586,827	$1,247,431,647	$1,079,974,221
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$111,611,437	$ 377,831,973	$ 312,346,717	$ 239,577,528
Institutional shares outstanding	9,688,379	30,991,226	25,367,579	19,969,885
Net asset value, offering and redemption price per Institutional share	$ 11.52	$ 12.19	$ 12.31	$ 12.00
Net assets applicable to the Investor Class	$415,742,853	$1,237,754,854	$ 935,084,930	$ 840,396,693
Investor shares outstanding	36,093,969	101,546,026	75,989,627	70,322,412
Net asset value, offering and redemption price per Investor share	$ 11.52	$ 12.19	$ 12.31	$ 11.95

(1)Investments in securities of unaffiliated issuers, at cost	$ 99,462	$ 994,616	$ 895,155	$ 1,094,078
Investments in securities of affiliated issuers, at cost	520,925,536	1,602,623,365	1,266,826,882	1,116,124,209
Total investments, at cost	$521,024,998	$1,603,617,981	$1,267,722,037	$1,117,218,287

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2019
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Dividends	$ 48	$ 1,537	$ 2,079	$ 734
Income distributions received from affiliated funds	11,646,172	34,042,331	22,772,960	15,380,604
Interest	2,870	23,622	29,611	29,390
Total Investment Income	11,649,090	34,067,490	22,804,650	15,410,728
Expenses
Investment advisory fees	514,103	1,557,451	1,191,220	1,015,377
Transfer agent fees:
Institutional shares	3,634	3,857	3,611	3,552
Investor shares	32,194	52,643	39,380	32,671
Custodian fees	18,344	39,664	36,027	29,897
Shareholder servicing fees:
Investor shares	1,038,626	3,039,878	2,277,781	2,012,745
Accounting and administration fees	22,675	68,693	52,539	44,783
Professional fees	72,170	89,754	82,522	79,071
Shareholder reporting fees:
Institutional shares	226	394	261	172
Investor shares	14,198	23,522	17,447	14,401
Trustees expenses	12,925	17,994	13,684	11,449
Line of credit facility fees	10,899	17,676	12,855	10,114
Other expenses	22,625	75,322	62,245	51,716
Total Expenses	1,762,619	4,986,848	3,789,572	3,305,948
Net Investment Income	9,886,471	29,080,642	19,015,078	12,104,780
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	9,759,253	53,264,322	57,771,930	64,401,858
Net realized loss on investment securities of affiliated issuers	(1,991,435)	(11,303,756)	(12,414,940)	(9,760,868)
Net realized gain on futures transactions	319,497	3,338,210	2,715,714	2,584,657
Net realized gain	8,087,315	45,298,776	48,072,704	57,225,647
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	34,219,735	172,350,552	170,170,912	167,970,589
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(23)	(166)	(189)	(219)
Change in unrealized appreciation (depreciation) on futures	63,520	395,756	717,200	953,003
Net change in unrealized appreciation (depreciation)	34,283,232	172,746,142	170,887,923	168,923,373
Net Realized and Unrealized Gain	42,370,547	218,044,918	218,960,627	226,149,020
Net Increase in Net Assets Resulting from Operations	$52,257,018	$247,125,560	$237,975,705	$238,253,800
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18

Operations:
Net investment income	$ 9,886,471	$ 9,281,324	$ 29,080,642	$ 27,344,795
Net realized gain on investment securities and futures transactions	8,087,315	13,521,251	45,298,776	75,823,197
Net change in unrealized appreciation (depreciation) on investment securities and futures	34,283,232	(33,102,035)	172,746,142	(177,957,127)
Net increase (decrease) in net assets resulting from operations	52,257,018	(10,299,460)	247,125,560	(74,789,135)
Distributions to Shareholders:
Institutional shares	(5,095,548)	(2,972,759)	(24,389,522)	(13,477,706)
Investor shares	(18,041,539)	(12,862,446)	(76,908,025)	(49,835,500)
Total distributions	(23,137,087)	(15,835,205)	(101,297,547)	(63,313,206)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	26,042,462	16,045,556	73,921,673	15,120,577
Investor shares	47,469,039	45,071,229	57,180,119	45,373,813
Reinvestment of dividends and distributions
Institutional shares	5,077,191	2,959,667	24,290,995	13,403,701
Investor shares	18,032,064	12,839,159	76,871,367	49,814,872
Total proceeds from shares sold and reinvested	96,620,756	76,915,611	232,264,154	123,712,963
Value of shares redeemed
Institutional shares	(11,877,607)	(12,430,684)	(46,362,952)	(38,100,646)
Investor shares	(79,429,062)	(58,396,787)	(177,611,078)	(100,441,597)
Total value of shares redeemed	(91,306,669)	(70,827,471)	(223,974,030)	(138,542,243)
Net increase (decrease) from capital share transactions(1)	5,314,087	6,088,140	8,290,124	(14,829,280)
Total increase (decrease) in net assets	34,434,018	(20,046,525)	154,118,137	(152,931,621)
Net Assets:
Beginning of Year	492,920,272	512,966,797	1,461,468,690	1,614,400,311
End of Year	$527,354,290	$492,920,272	$1,615,586,827	$1,461,468,690

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/19	12/31/18	12/31/19	12/31/18

$ 19,015,078	$ 17,243,746	$ 12,104,780	$ 10,350,533
48,072,704	98,545,323	57,225,647	113,880,286
170,887,923	(205,234,045)	168,923,373	(226,239,328)
237,975,705	(89,444,976)	238,253,800	(102,008,509)

(28,008,711)	(10,661,534)	(26,653,779)	(6,776,974)
(81,549,805)	(34,763,236)	(91,797,764)	(28,239,358)
(109,558,516)	(45,424,770)	(118,451,543)	(35,016,332)

41,999,339	7,299,692	45,256,536	5,814,021
39,313,198	33,074,873	30,691,082	26,325,550

27,969,231	10,644,712	26,641,062	6,774,126
81,515,470	34,754,218	91,783,316	28,234,382
190,797,238	85,773,495	194,371,996	67,148,079

(30,570,472)	(22,129,719)	(21,076,702)	(16,481,653)
(138,835,487)	(83,535,607)	(122,548,098)	(64,716,255)
(169,405,959)	(105,665,326)	(143,624,800)	(81,197,908)
21,391,279	(19,891,831)	50,747,196	(14,049,829)
149,808,468	(154,761,577)	170,549,453	(151,074,670)

1,097,623,179	1,252,384,756	909,424,768	1,060,499,438
$1,247,431,647	$1,097,623,179	$1,079,974,221	$ 909,424,768
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2019	$10.87	$0.25	$ 0.95	$ 1.20	$(0.27)	$(0.28)	$(0.55)	$11.52	11.01%	$ 111,611	0.13%	0.13%	2.19%	7%
2018	11.47	0.23	(0.45)	(0.22)	(0.37)	(0.01)	(0.38)	10.87	(1.90)	87,409	0.17	0.17	2.01	12
2017	10.88	0.16	0.64	0.80	(0.05)	(0.16)	(0.21)	11.47	7.33	85,482	0.19	0.19	1.40	19
2016	10.62	0.18	0.35	0.53	(0.13)	(0.14)	(0.27)	10.88	5.07	75,333	0.14	0.15	1.61	5
2015(3)	11.51	0.05	(0.17)	(0.12)	(0.12)	(0.65)	(0.77)	10.62	(0.99)	70,895	0.18	0.20	4.36	92(4)
Investor Class
2019	$10.87	$0.21	$ 0.96	$ 1.17	$(0.24)	$(0.28)	$(0.52)	$11.52	10.73%	$ 415,743	0.39%	0.39%	1.86%	7%
2018	11.47	0.20	(0.44)	(0.24)	(0.35)	(0.01)	(0.36)	10.87	(2.13)	405,512	0.40	0.40	1.76	12
2017	10.88	0.13	0.64	0.77	(0.02)	(0.16)	(0.18)	11.47	7.11	427,485	0.42	0.42	1.19	19
2016	10.62	0.15	0.36	0.51	(0.11)	(0.14)	(0.25)	10.88	4.82	306,300	0.39	0.42	1.36	5
2015	11.59	0.14	(0.34)	(0.20)	(0.12)	(0.65)	(0.77)	10.62	(1.69)	294,997	0.27	0.33	1.22	92(4)

Balanced Allocation Fund
Institutional Class
2019	$11.07	$0.26	$ 1.69	$ 1.95	$(0.29)	$(0.54)	$(0.83)	$12.19	17.62%	$ 377,832	0.12%	0.12%	2.12%	9%
2018	12.16	0.23	(0.80)	(0.57)	(0.49)	(0.03)	(0.52)	11.07	(4.63)	296,530	0.13	0.13	1.93	13
2017	11.09	0.19	1.20	1.39	(0.16)	(0.16)	(0.32)	12.16	12.57	334,114	0.12	0.13	1.57	19
2016	10.70	0.22	0.56	0.78	(0.08)	(0.31)	(0.39)	11.09	7.27	326,164	0.11	0.13	1.97	4
2015(3)	12.67	0.09	(0.32)	(0.23)	(0.16)	(1.58)	(1.74)	10.70	(1.73)	332,327	0.12	0.14	7.28	95(4)
Investor Class
2019	$11.07	$0.22	$ 1.70	$ 1.92	$(0.26)	$(0.54)	$(0.80)	$12.19	17.33%	$1,237,755	0.38%	0.38%	1.79%	9%
2018	12.16	0.20	(0.80)	(0.60)	(0.46)	(0.03)	(0.49)	11.07	(4.89)	1,164,939	0.38	0.38	1.68	13
2017	11.09	0.16	1.20	1.36	(0.13)	(0.16)	(0.29)	12.16	12.30	1,280,286	0.37	0.38	1.34	19
2016	10.70	0.19	0.56	0.75	(0.05)	(0.31)	(0.36)	11.09	7.00	1,156,865	0.37	0.38	1.71	4
2015	12.89	0.20	(0.65)	(0.45)	(0.16)	(1.58)	(1.74)	10.70	(3.43)	1,191,878	0.28	0.30	1.56	95(4)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.52%, 0.63%, 0.74% and 0.83%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2019	$11.02	$0.23	$ 2.25	$ 2.48	$(0.22)	$(0.97)	$(1.19)	$12.31	22.62%	$312,347	0.12%	0.12%	1.86%	10%
2018	12.43	0.20	(1.11)	(0.91)	(0.46)	(0.04)	(0.50)	11.02	(7.32)	244,900	0.13	0.13	1.60	9
2017	10.97	0.17	1.90	2.07	(0.11)	(0.50)	(0.61)	12.43	18.94	279,148	0.13	0.13	1.38	17
2016	10.83	0.19	0.61	0.80	(0.10)	(0.56)	(0.66)	10.97	7.34	244,873	0.12	0.13	1.72	4
2015(3)	13.23	0.11	(0.44)	(0.33)	(0.14)	(1.93)	(2.07)	10.83	(2.36)	247,746	0.14	0.14	8.37	97(4)
Investor Class
2019	$11.02	$0.19	$ 2.26	$ 2.45	$(0.19)	$(0.97)	$(1.16)	$12.31	22.33%	$935,085	0.38%	0.38%	1.51%	10%
2018	12.42	0.17	(1.10)	(0.93)	(0.43)	(0.04)	(0.47)	11.02	(7.50)	852,723	0.38	0.38	1.35	9
2017	10.97	0.14	1.89	2.03	(0.08)	(0.50)	(0.58)	12.42	18.59	973,237	0.37	0.37	1.14	17
2016	10.83	0.16	0.61	0.77	(0.07)	(0.56)	(0.63)	10.97	7.08	842,779	0.38	0.39	1.46	4
2015	13.43	0.17	(0.71)	(0.54)	(0.13)	(1.93)	(2.06)	10.83	(3.83)	867,203	0.29	0.30	1.26	97(4)

Aggressive Allocation Fund
Institutional Class
2019	$10.61	$0.18	$ 2.69	$ 2.87	$(0.15)	$(1.33)	$(1.48)	$12.00	27.25%	$239,577	0.12%	0.12%	1.48%	9%
2018	12.28	0.15	(1.37)	(1.22)	(0.40)	(0.05)	(0.45)	10.61	(9.95)	167,013	0.14	0.14	1.18	9
2017	10.48	0.12	2.58	2.70	(0.13)	(0.77)	(0.90)	12.28	25.88	195,991	0.14	0.14	0.98	7
2016	10.77	0.14	0.57	0.71	—	(1.00)	(1.00)	10.48	6.55	166,293	0.13	0.13	1.28	2
2015(3)	14.13	0.12	(0.57)	(0.45)	(0.09)	(2.82)	(2.91)	10.77	(2.85)	169,302	0.15	0.15	8.75	103(4)
Investor Class
2019	$10.58	$0.14	$ 2.68	$ 2.82	$(0.12)	$(1.33)	$(1.45)	$11.95	26.86%	$840,397	0.38%	0.38%	1.12%	9%
2018	12.24	0.12	(1.36)	(1.24)	(0.37)	(0.05)	(0.42)	10.58	(10.15)	742,412	0.38	0.38	0.94	9
2017	10.46	0.09	2.57	2.66	(0.11)	(0.77)	(0.88)	12.24	25.49	864,508	0.38	0.38	0.75	7
2016	10.77	0.10	0.59	0.69	—	(1.00)	(1.00)	10.46	6.38	708,104	0.39	0.39	0.96	2
2015	14.06	0.12	(0.50)	(0.38)	(0.09)	(2.82)	(2.91)	10.77	(2.39)	797,043	0.29	0.30	0.85	103(4)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.52%, 0.63%, 0.74% and 0.83%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
See Notes to Financial Statements.

Money Market Fund (Unaudited)
The Federal Open Market Committee ended its post-crisis balance sheet unwind and cut rates three times by 0.25% each (for a total of 0.75%) to a target range of 1.50% to 1.75% by the end of 2019. Short-term rates decreased with the federal funds rate, and investors were able to generate a positive return for the year.
As short-term rates fell throughout 2019, money market funds (which are lenders to borrowers at short-term interest rates) experienced a year of moderate positive returns. At the end of 2019, the three-month U.S. Treasury Bill was yielding 1.53%. The falling rate environment helped money market funds across the industry post positive total returns for the year, but limits performance going forward.
The Fund is a government money market fund and invested no less than 99.5% of its total assets in eligible government money market fund securities. The Fund maintained a stable per share price of $1.00, while declaring dividends daily and paying them monthly based on its daily value. The Investor Class of the Fund returned 1.85% for the one-year period ended December 31, 2019, as compared to a 2.21% return for its benchmark, the ICE BofAML 0-3 Month U.S. T-Bill Index. Income opportunities continue to be scarce and stretching for yield in this environment produced an asymmetrical payoff, providing little upside while increasing the potential for a material negative return event. At year-end, the Fund’s weighted average maturity was 42 days, compared to 32 days at the end of 2018. In the midst of a declining interest rate environment, the management of the Fund remained true and steadfast to its investment objective to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.
This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed-income and equity investments.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Depository Insurance Corporation or any other governmental agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Yield for the Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Agency Obligations	55.7
Repurchase Agreements	30.8
U.S. Treasury Obligations	14.0
Money Market Funds	0.1
100.6

Money Market Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	2.13%	1.85%	2.21%
Five Year	0.99%	0.78%	1.02%
Ten year	0.54%	0.40%	0.55%
Since Inception	1.44%	1.31%	1.35%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	0.15%	0.40%

Yield as of 12/31/19(2)
	Institutional Class*	Investor Class*
7-Day Annualized Yield (Net)	1.53%	1.29%
7-Day Annualized Yield (Gross)	1.70%	1.70%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)	Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without expenses.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the ICE BofAML 0-3 Month U.S. T-Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Par	Value
AGENCY OBLIGATIONS — 55.7%
Federal Farm Credit Bank Discount Notes
2.42%, 01/17/20	$ 9,610,000	$ 9,599,664
2.08%, 01/23/20	3,140,000	3,136,009
2.08%, 01/29/20	2,200,000	2,196,441
2.36%, 02/04/20	5,880,000	5,866,839
2.34%, 02/21/20	6,055,000	6,034,842
2.02%, 03/03/20	5,420,000	5,401,144
2.29%, 03/10/20	11,540,000	11,489,349
2.31%, 03/24/20	9,480,000	9,429,511
1.79%, 05/14/20	285,000	283,101
1.78%, 06/12/20	400,000	396,776
1.84%, 06/26/20	14,175,000	14,046,763
1.81%, 06/30/20	5,005,000	4,959,453
1.76%, 07/07/20	285,000	282,381
1.60%, 08/14/20	5,505,000	5,449,705
1.60%, 09/28/20	3,020,000	2,983,626
Federal Farm Credit Banks Funding Corporation
(Floating, ICE LIBOR USD 3M - 0.12%), 1.82%, 01/27/20†	16,100,000	16,100,391
(Floating, ICE LIBOR USD 1M - 0.05%), 1.68%, 02/04/20†	18,000,000	18,000,000
(Floating, ICE LIBOR USD 1M - 0.05%), 1.66%, 02/07/20†	13,700,000	13,699,986
(Floating, ICE LIBOR USD 1M - 0.01%), 1.74%, 06/18/20†	1,685,000	1,684,984
(Floating, ICE LIBOR USD 1M + 0.00%), 1.76%, 06/19/20†	11,000,000	11,002,386
(Floating, ICE LIBOR USD 1M - 0.05%), 1.69%, 08/17/20†	4,255,000	4,255,000
(Floating, ICE LIBOR USD 1M - 0.04%), 1.68%, 09/11/20†	5,475,000	5,474,887
(Floating, ICE LIBOR USD 1M + 0.03%), 1.76%, 12/14/20†	6,300,000	6,299,755
(Floating, U.S. SOFR + 0.11%), 1.66%, 01/15/21†	4,515,000	4,515,000
(Floating, ICE LIBOR USD 1M + 0.00%), 1.76%, 03/17/21†	3,865,000	3,864,703
(Floating, ICE LIBOR USD 1M + 0.05%), 1.78%, 04/16/21†	7,620,000	7,620,000
(Floating, U.S. Treasury 3M Bill MMY + 0.26%), 1.79%, 06/17/21†	5,795,000	5,794,163
(Floating, ICE LIBOR USD 1M + 0.16%), 1.94%, 07/01/21†	4,705,000	4,705,000
(Floating, U.S. Treasury 3M Bill MMY + 0.23%), 1.75%, 07/08/21†	3,240,000	3,240,000
(Floating, ICE LIBOR USD 1M + 0.10%), 1.84%, 07/16/21†	5,000,000	5,000,000
(Floating, ICE LIBOR USD 1M + 0.09%), 1.89%, 08/30/21†	8,000,000	8,000,000
(Floating, ICE LIBOR USD 1M + 0.11%), 1.85%, 11/12/21†	1,600,000	1,600,000
	Par	Value
(Floating, U.S. SOFR + 0.19%), 1.74%, 11/18/21†	$ 2,680,000	$ 2,680,000
Federal Home Loan Bank
(Floating, ICE LIBOR USD 1M - 0.04%), 1.71%, 01/14/20†	3,175,000	3,175,000
(Floating, U.S. SOFR + 0.01%), 1.56%, 01/17/20†	6,385,000	6,385,000
(Floating, U.S. SOFR + 0.05%), 1.60%, 01/17/20†	610,000	610,000
(Floating, U.S. SOFR + 0.05%), 1.60%, 01/17/20†	5,880,000	5,880,000
(Floating, U.S. SOFR + 0.01%), 1.56%, 01/24/20†	5,495,000	5,495,000
(Floating, U.S. SOFR + 0.01%), 1.56%, 02/21/20†	3,325,000	3,325,000
(Floating, ICE LIBOR USD 1M - 0.06%), 1.72%, 02/24/20†	10,755,000	10,755,000
(Floating, ICE LIBOR USD 1M - 0.04%), 1.75%, 02/25/20†	5,825,000	5,825,000
(Floating, ICE LIBOR USD 1M - 0.04%), 1.70%, 04/17/20†	10,825,000	10,824,070
1.56%, 05/01/20	8,325,000	8,323,535
1.76%, 05/08/20†	5,885,000	5,885,000
1.60%, 05/13/20	5,400,000	5,399,850
1.59%, 05/14/20	3,780,000	3,779,685
(Floating, U.S. SOFR + 0.02%), 1.57%, 05/22/20†	3,185,000	3,185,000
(Floating, ICE LIBOR USD 1M - 0.02%), 1.77%, 06/01/20†	13,000,000	13,000,000
(Floating, U.S. SOFR + 0.04%), 1.59%, 06/19/20†	2,955,000	2,955,000
(Floating, ICE LIBOR USD 1M + 0.01%), 1.72%, 07/10/20†	11,860,000	11,860,000
(Floating, U.S. SOFR + 0.08%), 1.63%, 07/24/20†	1,710,000	1,710,000
(Floating, ICE LIBOR USD 1M - 0.03%), 1.70%, 08/04/20†	3,570,000	3,570,000
(Floating, U.S. SOFR + 0.03%), 1.58%, 08/21/20†	1,725,000	1,725,000
(Floating, U.S. SOFR + 0.11%), 1.66%, 10/01/20†	6,460,000	6,460,000
2.63%, 10/01/20	3,555,000	3,580,636
(Floating, U.S. SOFR + 0.12%), 1.67%, 10/07/20†	3,600,000	3,600,000
(Floating, ICE LIBOR USD 3M - 0.13%), 1.80%, 12/21/20†	8,000,000	8,000,000
(Floating, U.S. SOFR + 0.05%), 1.60%, 01/22/21†	2,225,000	2,225,000
(Floating, U.S. SOFR + 0.04%), 1.59%, 02/09/21†	2,160,000	2,160,000
(Floating, U.S. SOFR + 0.12%), 1.67%, 03/12/21†	5,725,000	5,725,000
(Floating, U.S. SOFR + 0.08%), 1.63%, 07/08/21†	4,720,000	4,720,000
(Floating, U.S. SOFR + 0.08%), 1.63%, 07/23/21†	3,035,000	3,035,000

See Notes to Financial Statements.

	Par	Value
(Floating, U.S. SOFR + 0.09%), 1.64%, 09/10/21†	$ 5,880,000	$ 5,880,000
Federal Home Loan Bank Discount Notes
1.58%, 01/03/20	23,645,000	23,642,891
1.90%, 01/08/20	18,315,000	18,308,212
1.66%, 01/10/20	6,090,000	6,087,442
1.66%, 01/15/20	11,575,000	11,567,438
1.54%, 01/17/20	1,080,000	1,079,247
1.62%, 01/21/20	10,160,000	10,150,659
1.75%, 01/22/20	27,205,000	27,176,934
1.63%, 01/24/20	3,275,000	3,271,552
1.55%, 01/31/20	7,535,000	7,525,173
1.54%, 02/05/20	9,445,000	9,430,834
1.58%, 02/06/20	7,420,000	7,408,276
1.65%, 02/07/20	18,350,000	18,318,569
1.81%, 02/13/20	2,620,000	2,614,289
1.55%, 02/14/20	7,785,000	7,770,071
1.55%, 02/19/20	4,580,000	4,570,219
1.55%, 02/21/20	1,665,000	1,661,294
1.57%, 03/04/20	7,455,000	7,434,309
1.58%, 03/11/20	2,295,000	2,287,927
1.85%, 03/13/20	8,205,000	8,174,543
1.62%, 03/18/20	10,890,000	10,851,834
1.88%, 03/20/20	16,825,000	16,755,218
1.87%, 03/25/20	7,075,000	7,043,997
1.53%, 04/03/20	1,560,000	1,553,653
1.59%, 04/06/20	4,155,000	4,137,383
1.68%, 04/08/20	9,310,000	9,267,296
1.63%, 04/15/20	8,190,000	8,150,872
1.61%, 04/24/20	4,475,000	4,452,072
1.56%, 05/06/20	25,180,000	25,041,724
1.55%, 05/13/20	12,770,000	12,696,261
1.56%, 05/20/20	7,690,000	7,643,078
1.58%, 06/03/20	6,670,000	6,624,804
1.55%, 06/05/20	7,470,000	7,419,535
1.56%, 06/25/20	5,620,000	5,576,863
1.59%, 06/26/20	925,000	917,746
1.58%, 07/06/20	2,080,000	2,062,875
1.58%, 08/14/20	8,565,000	8,479,507
Federal Home Loan Mortgage Corporation Discount Notes
1.78%, 01/17/20	2,360,000	2,358,039
1.54%, 02/20/20	1,675,000	1,671,324
1.53%, 03/10/20	4,165,000	4,152,627
1.59%, 03/18/20	19,870,000	19,800,300
1.52%, 05/19/20	4,675,000	4,647,202
Federal National Mortgage Association
(Floating, U.S. SOFR + 0.01%), 1.56%, 05/22/20†	3,230,000	3,230,000
	Par	Value
Federal National Mortgage Association Discount Note
1.43%, 01/24/20	$ 4,870,000	$ 4,865,240
Total Agency Obligations (Cost $722,023,964)		722,023,964
U.S. TREASURY OBLIGATIONS — 14.0%
U.S. Treasury Bills
2.00%, 01/02/20Ω	3,000,000	2,999,830
1.58%, 01/23/20Ω	1,845,000	1,843,162
1.71%, 02/13/20Ω	36,125,000	36,049,708
1.84%, 02/20/20Ω	800,000	797,944
1.81%, 02/27/20Ω	14,185,000	14,143,674
1.66%, 04/09/20Ω	9,515,000	9,470,939
2.35%, 04/23/20Ω	23,065,000	22,894,140
1.51%, 05/07/20Ω	10,005,000	9,950,822
1.54%, 05/28/20Ω	8,015,000	7,963,169
1.73%, 09/10/20Ω	3,305,000	3,264,585
		109,377,973
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 1.57%, 07/31/20†	13,630,000	13,627,792
(Floating, U.S. Treasury 3M Bill MMY + 0.05%), 1.57%, 10/31/20†	12,000,000	11,989,593
(Floating, U.S. Treasury 3M Bill MMY + 0.14%), 1.66%, 04/30/21†	1,240,000	1,238,660
(Floating, U.S. Treasury 3M Bill MMY + 0.22%), 1.75%, 07/31/21†	12,000,000	12,000,000
(Floating, U.S. Treasury 3M Bill MMY + 0.30%), 1.83%, 10/31/21†	4,215,000	4,219,590
		43,075,635
U.S. Treasury Notes
2.25%, 03/31/20	2,785,000	2,786,344
2.38%, 04/30/20	5,860,000	5,869,855
1.50%, 05/15/20	2,740,000	2,734,748
3.50%, 05/15/20	8,840,000	8,894,172
1.50%, 05/31/20	2,725,000	2,721,099
1.63%, 06/30/20	335,000	334,616
2.63%, 11/15/20	3,685,000	3,716,093
1.63%, 11/30/20	1,470,000	1,469,461
2.00%, 11/30/20	870,000	872,661
		29,399,049
Total U.S. Treasury Obligations (Cost $181,852,657)		181,852,657

See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
MONEY MARKET FUNDS — 0.1%
Northern Institutional Funds - U.S. Government Select Portfolio (Shares), 1.51%Ø (Cost $424,016)	424,016	$424,016

	Par
REPURCHASE AGREEMENTS — 30.8%
Bank of Nova Scotia
1.55% (dated 12/31/19, due 01/02/20, repurchase price $48,004,133, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 2.875%, due 01/02/20 to 02/15/44, total market value $48,964,239)	$48,000,000	48,000,000
BNP Paribas
1.56% (dated 12/31/19, due 01/02/20, repurchase price $95,008,233, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 2.500%, due 11/15/21 to 08/15/49, total market value $96,900,000)	95,000,000	95,000,000

1.58% (dated 12/31/19, due 01/02/20, repurchase price $10,000,878, collateralized by Government National Mortgage Association, U.S. Treasury Bonds and U.S. Treasury Notes, 1.625% to 4.000%, due 04/15/21 to 07/20/49, total market value $10,200,000)	10,000,000	10,000,000
Citigroup Global Markets, Inc.
1.57% (dated 12/31/19, due 01/02/20, repurchase price $10,000,872, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, U.S. Treasury Bills and U.S. Treasury Notes, 0.000% to 6.500%, due 01/30/20 to 03/01/57, total market value $10,299,816)	10,000,000	10,000,000
Goldman Sachs & Co.
1.57% (dated 12/31/19, due 01/02/20, repurchase price $20,001,744, collateralized by Government National Mortgage Association, 3.500% to 4.500%, due 12/15/35 to 04/15/54, total market value $20,400,000)	20,000,000	20,000,000
	Par	Value

1.58% (dated 12/31/19, due 01/02/20, repurchase price $23,002,019, collateralized by Government National Mortgage Association, 3.500%, due 08/20/49, total market value $23,460,001)	$23,000,000	$23,000,000
HSBC Securities USA, Inc.
1.57% (dated 12/31/19, due 01/02/20, repurchase price $5,000,436, collateralized by U.S. Treasury Bills and U.S. Treasury Notes, 0.000% to 1.750%, due 05/21/20 to 07/15/22, total market value $5,100,007)	5,000,000	5,000,000
Mitsubishi UFJ Securities USA, Inc.
1.57% (dated 12/31/19, due 01/02/20, repurchase price $30,002,617, collateralized by Government National Mortgage Association, 2.000% to 4.400%, due 09/20/29 to 02/15/61, total market value $30,600,000)	30,000,000	30,000,000
Mizuho Securities USA, Inc.
1.57% (dated 12/31/19, due 01/02/20, repurchase price $42,003,663, collateralized by Federal Home Loan Mortgage Corporation, 3.000%, due 12/01/49, total market value $43,260,000)	42,000,000	42,000,000
Natixis S.A.
1.55% (dated 12/31/19, due 01/02/20, repurchase price $22,001,894, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.750% to 6.125%, due 03/31/21 to 04/15/32, total market value $22,440,000)	22,000,000	22,000,000

1.57% (dated 12/31/19, due 01/02/20, repurchase price $4,000,349, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 4.750%, due 07/15/21 to 09/01/49, total market value $4,081,955)	4,000,000	4,000,000

See Notes to Financial Statements.

	Par	Value
TD Securities USA LLC
1.57% (dated 12/31/19, due 01/02/20, repurchase price $90,007,850, collateralized by Federal Home Loan Mortgage Corporation, 3.000%, due 12/01/49, total market value $92,700,000)	$90,000,000	$ 90,000,000
Total Repurchase Agreements (Cost $399,000,000)		399,000,000
TOTAL INVESTMENTS —100.6% (Cost $1,303,300,637)		1,303,300,637
Liabilities in Excess of Other Assets — (0.6)%		(7,132,169)
NET ASSETS — 100.0%		$1,296,168,468
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 722,023,964	$ —	$ 722,023,964	$ —
Money Market Funds	424,016	424,016	—	—
Repurchase Agreements	399,000,000	—	399,000,000	—
U.S. Treasury Obligations	181,852,657	—	181,852,657	—
Total Assets - Investments in Securities	$1,303,300,637	$424,016	$1,302,876,621	$ —
See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with a dollar-weighted effective duration (a calculation that measures the price sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) normally between one to three years. The average dollar weighted effective duration at the end of the reporting period was 1.99 years. The Investor Class of the Fund outperformed its all-U.S. Treasury benchmark, the ICE BofAML 1-3 Year U.S. Treasury Index, for the one-year period ended December 31, 2019 (3.71% versus 3.55%). In an effort to outpace its benchmark, the Fund tactically utilized spread sectors (such as high yield and investment grade corporates, mortgage-backed securities, emerging markets U.S. dollar-denominated securities and asset-backed securities) that traded at a yield premium relative to U.S. Treasuries. The strategy of overweighting non-U.S. Treasury sectors, particularly investment grade corporate bonds, was a source of outperformance for the year, partially offset by an underweight to U.S. Treasury duration early in the year.
Other strategies involving derivatives were utilized during the year, resulting in an overall negative impact to performance. U.S. Treasury futures and swap contracts were used for both duration management and yield curve positioning strategies. Over the course of 2019, these positions detracted from relative performance. Options strategies used for duration management were neutral to performance for the year. Credit default swaps were purchased and detracted from the Fund’s relative performance during the year, as spreads narrowed within the corporate bond sector during the period the positions were held. Swaptions were used to adjust relative duration credit exposure and were additive to performance. In an effort to gain exposure to U.S. and non-U.S. interest rates and duration, interest rate swaps were utilized and detracted from performance. Currency forward contracts were used to hedge certain non-U.S. dollar positions and were additive to relative performance.
During the year, the Fund remained true to its overall objective of seeking current income consistent with preservation of capital.
This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed-income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-adviser misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage, so small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Mortgage-Backed Securities	26.8
Corporate Bonds	22.9
U.S. Treasury Obligations	22.5
Asset-Backed Securities	15.4
Foreign Bonds	15.4
Money Market Funds	7.8
Repurchase Agreements	1.2
Agency Obligations	1.1
Municipal Bonds	0.4
Written Options	—**
TBA Sale Commitment	(0.6)
112.9
**Rounds to less than 0.1%

See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	3.99%	3.71%	3.55%
Five Year	1.91%	1.63%	1.39%
Ten year	2.11%	1.88%	1.22%
Since Inception	2.90%	2.72%	2.37%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	0.35%	0.61%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the ICE BofAML 1-3 Year U.S. Treasury Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Par	Value
AGENCY OBLIGATIONS — 1.1%
Federal Home Loan Bank Discount Notes
1.53%, 02/19/20Ω	$2,000,000	$ 1,995,680
1.53%, 03/16/20Ω	1,400,000	1,395,389
Federal Home Loan Mortgage Corporation
2.30%, 07/29/22	3,000,000	3,001,188
Federal National Mortgage Association
2.75%, 06/22/21Δ	2,980,000	3,030,835
1.38%, 09/06/22	1,875,000	1,863,152
Total Agency Obligations (Cost $11,239,743)		11,286,244
ASSET-BACKED SECURITIES — 15.4%
Adams Mill CLO, Ltd., Series 2014-1A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.10%), 3.10%, 07/15/26 144A †	575,240	575,477
Ally Auto Receivables Trust, Series 2018-3, Class A2
2.72%, 05/17/21	79,213	79,226
Ally Auto Receivables Trust, Series 2019-1, Class A3
2.91%, 09/15/23	1,680,000	1,701,295
Ally Auto Receivables Trust, Series 2019-3, Class A3
1.93%, 05/15/24	1,000,000	1,000,179
ALM XII, Ltd., Series 2015-12A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.89%, 0.89% Floor), 2.89%, 04/16/27 144A †	364,042	363,958
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C
2.87%, 11/08/21	159,539	159,834
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3
1.87%, 08/18/21	7,722	7,721
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class A3
1.98%, 12/20/21	135,134	135,114
Americredit Automobile Receivables Trust, Series 2018-1, Class A3
3.07%, 12/19/22	650,000	654,056
Americredit Automobile Receivables Trust, Series 2019-1, Class A3
2.97%, 11/20/23	410,000	415,019
Americredit Automobile Receivables Trust, Series 2019-2, Class A3
2.28%, 01/18/24	5,000,000	5,024,543
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1LR
(Floating, ICE LIBOR USD 3M + 1.26%), 3.20%, 07/24/29 144A †	2,000,000	2,009,460
	Par	Value
Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class CR
(Floating, ICE LIBOR USD 3M + 1.70%), 3.70%, 10/15/27 144A †	$ 450,000	$ 449,089
Apidos CLO XXI, Series 2015-21A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 2.93%, 07/18/27 144A †	3,215,000	3,217,384
Ascentium Equipment Receivables Trust, Series 2018-2A, Class A3
3.51%, 04/10/24 144A	1,940,000	1,977,457
Bank of The West Auto Trust, Series 2018-1, Class A2
3.09%, 04/15/21 144A	538,841	539,299
Barings CLO, Ltd., Series 2013-IA, Class AR
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 2.77%, 01/20/28 144A †	1,200,000	1,196,460
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE7, Class 1A1
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 2.79%, 10/25/37†	309,876	311,695
Bear Stearns Asset Backed Securities Trust, Series 2004-SD1, Class A2
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 11.00% Cap), 2.24%, 12/25/42†	33,723	33,642
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A2R
(Floating, ICE LIBOR USD 3M + 1.75%), 3.75%, 07/15/29 144A †	300,000	299,650
Black Diamond CLO, Ltd., Series 2013-1A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.45%), 3.45%, 02/06/26 144A †	250,000	249,859
BMW Vehicle Lease Trust, Series 2018-1, Class A4
3.36%, 03/21/22	550,000	558,137
BSPRT Issuer, Ltd., Series 2018-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.79%, 03/15/28 144A †	950,000	951,425
BSPRT Issuer, Ltd., Series 2018-FL4 , Class AS
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 3.04%, 09/15/35 144A †	1,520,000	1,521,788
Capital Auto Receivables Asset Trust, Series 2016-2, Class B
2.11%, 03/22/21	30,535	30,532
Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1
2.84%, 12/15/24	1,150,000	1,173,847

See Notes to Financial Statements.

	Par	Value
Carmax Auto Owner Trust, Series 2018-4, Class A3
3.36%, 09/15/23	$1,560,000	$1,591,886
Carmax Auto Owner Trust, Series 2019-2, Class A3
2.68%, 03/15/24	2,140,000	2,169,540
Carmax Auto Owner Trust, Series 2019-3, Class A3
2.18%, 08/15/24	3,010,000	3,018,885
Chesapeake Funding II LLC, Series 2017-4A, Class A1
2.12%, 11/15/29 144A	826,523	826,861
Chesapeake Funding II LLC, Series 2018-1A, Class A1
3.04%, 04/15/30 144A	606,966	614,591
Chesapeake Funding II LLC, Series 2019-1A, Class B
3.11%, 04/15/31 144A	240,000	244,875
Chesapeake Funding II LLC, Series 2019-1A, Class C
3.36%, 04/15/31 144A	230,000	234,908
Chesapeake Funding II LLC, Series 2019-1A, Class D
3.80%, 04/15/31 144A	370,000	377,778
CIFC Funding, Ltd., Series 2014-4RA, Class A1A
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 3.13%, 10/17/30 144A †	345,000	344,000
CIFC Funding, Ltd., Series 2015-2A, Class AR
(Floating, ICE LIBOR USD 3M + 0.78%, 0.78% Floor), 2.78%, 04/15/27 144A †	875,553	874,557
CLNC, Ltd., Series 2019-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 2.98%, 08/20/35 144A †	1,290,000	1,294,515
CNH Equipment Trust, Series 2018-B, Class A3
3.19%, 11/15/23	1,030,000	1,046,196
CNH Equipment Trust, Series 2019-A, Class A3
3.01%, 04/15/24	1,350,000	1,375,422
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A
2.56%, 10/15/25 144A	30,016	30,019
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A
3.01%, 02/16/27 144A	1,380,000	1,385,388
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A
3.47%, 05/17/27 144A	1,800,000	1,823,096
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A
3.55%, 08/15/27 144A	800,000	812,901
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A
3.33%, 02/15/28 144A	1,160,000	1,181,089
	Par	Value
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A
2.38%, 11/15/28 144A	$ 580,000	$ 579,930
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.22% on 02/25/20), 5.72%, 09/25/36 STEP	308,436	165,523
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor), 2.33%, 12/25/34†	941,439	941,373
Dell Equipment Finance Trust, Series 2018-2, Class A3
3.37%, 10/22/23 144A	1,130,000	1,145,775
DLL LLC, Series 2018-ST2, Class A3
3.46%, 01/20/22 144A	1,700,000	1,716,496
Drive Auto Receivables Trust, Series 2018-4, Class B
3.36%, 10/17/22	493,572	494,330
Drive Auto Receivables Trust, Series 2019-2, Class A3
3.04%, 03/15/23	810,000	814,871
Drive Auto Receivables Trust, Series 2019-4, Class A3
2.16%, 05/15/23	340,000	339,866
Drive Auto Receivables Trust, Series 2019-4, Class C
2.51%, 11/17/25	1,950,000	1,952,978
Drug Royalty II LP 2, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 3M + 2.85%, 2.85% Floor), 5.15%, 07/15/23 144A †	9,102	9,107
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.90%), 2.89%, 10/15/27 144A †	1,680,000	1,678,831
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.90%), 2.90%, 04/15/29 144A †	1,000,000	997,132
Eaton Vance CLO, Ltd., Series 2013-1A, Class A1RR
(Floating, ICE LIBOR USD 3M + 1.16%), 3.16%, 01/15/28 144A †	305,000	303,616
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A
3.58%, 11/25/38 144A	450,109	458,921
Enterprise Fleet Financing LLC, Series 2016-2, Class A3
2.04%, 02/22/22 144A	476,694	476,526
Enterprise Fleet Financing LLC, Series 2017-1, Class A2
2.13%, 07/20/22 144A	33,779	33,780
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Enterprise Fleet Financing LLC, Series 2017-1, Class A3
2.60%, 07/20/22 144A	$ 250,000	$ 250,558
Enterprise Fleet Financing LLC, Series 2017-3, Class A2
2.13%, 05/22/23 144A	389,713	389,630
Enterprise Fleet Financing LLC, Series 2018-2, Class A2
3.14%, 02/20/24 144A	2,226,611	2,244,422
Enterprise Fleet Financing LLC, Series 2019-1, Class A2
2.98%, 10/20/24 144A	950,000	960,327
Enterprise Fleet Financing LLC, Series 2019-2, Class A3
2.38%, 02/20/25 144A	630,000	633,415
FHLMC Structured Pass-Through Certificates, Series T-32
(Floating, ICE LIBOR USD 1M + 0.13%, 0.13% Floor), 1.92%, 08/25/31†	260,333	259,382
First Investors Auto Owner Trust, Series 2018-2A, Class A2
3.56%, 06/15/23 144A	840,000	851,434
Flatiron CLO, Ltd., Series 2015-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.89%), 2.89%, 04/15/27 144A †	1,525,818	1,524,879
Ford Credit Auto Lease Trust, Series 2019-A, Class A2A
2.84%, 09/15/21	2,690,443	2,698,423
Ford Credit Floorplan Master Owner Trust A, Series 2019-2, Class A
3.06%, 04/15/26	1,475,000	1,524,927
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A1
2.16%, 09/15/22	1,600,000	1,601,916
Ford Credit Floorplan Master Owner Trust, Series 2019-4, Class A
2.44%, 09/15/26	1,770,000	1,776,766
GM Financial Automobile Leasing Trust, Series 2018-2, Class A3
3.06%, 06/21/21	706,303	708,611
GM Financial Automobile Leasing Trust, Series 2018-3, Class A4
3.30%, 07/20/22	310,000	314,046
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class A3
3.21%, 10/16/23	2,080,000	2,115,868
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class A3
2.65%, 02/16/24	3,810,000	3,846,790
GMF Floorplan Owner Revolving Trust, Series 2019-1, Class A
2.70%, 04/15/24 144A	920,000	926,334
	Par	Value
Great American Auto Leasing, Inc., Series 2019-1, Class A3
3.05%, 09/15/22 144A	$1,140,000	$1,156,181
Greystone CRE Notes, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 3.44%, 09/15/37 144A †	1,770,000	1,775,098
Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A2
2.92%, 07/15/21 144A	585,354	588,106
Hyundai Auto Receivables Trust, Series 2016-B, Class D
2.68%, 09/15/23	680,000	683,629
KKR Clo, Ltd., Series 16, Class A2R
(Floating, ICE LIBOR USD 3M + 1.80%, 1.80% Floor), 3.77%, 01/20/29 144A †	480,000	478,991
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 2.84%, 06/15/36 144A †	1,360,000	1,366,884
LA Arena Funding LLC, Series 1, Class A
7.66%, 12/15/26 144A	72,435	76,511
LCM XX LP, Series 20A, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 3.01%, 10/20/27 144A †	1,220,000	1,221,839
Lendmark Funding Trust, Series 2018-1A, Class A
3.81%, 12/21/26 144A	960,000	973,178
Lendmark Funding Trust, Series 2019-2A, Class A
2.78%, 04/20/28 144A	350,000	349,129
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 2.87%, 05/15/28 144A †	630,000	630,278
Madison Park Funding XIII, Ltd., Series 2014-13A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.90%), 3.87%, 04/19/30 144A †	400,000	389,158
Madison Park Funding XIX, Ltd., Series 2015-19A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.75%, 1.75% Floor), 3.70%, 01/22/28 144A †	600,000	598,906
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.80%), 2.80%, 01/15/28 144A †	2,890,000	2,870,026

See Notes to Financial Statements.

	Par	Value
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, ICE LIBOR USD 3M + 0.98%, 0.98% Floor), 2.98%, 04/15/31 144A †	$ 530,000	$ 526,912
Marathon CRE, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 2.89%, 06/15/28†	290,000	290,347
Mariner Finance Issuance Trust, Series 2019-AA, Class A
2.96%, 07/20/32 144A	308,000	309,840
Mercedes-Benz Master Owner Trust, Series 2017-BA, Class A
(Floating, ICE LIBOR USD 1M + 0.42%), 2.16%, 05/16/22 144A †	1,750,000	1,751,890
Mercedes-Benz Master Owner Trust, Series 2019-BA, Class A
2.61%, 05/15/24 144A	1,310,000	1,327,632
Mill City Mortgage Loan Trust, Series 2016-1, Class A1
2.50%, 04/25/57 144A	629,614	630,016
MVW Owner Trust, Series 2017-1A, Class A
2.42%, 12/20/34 144A	437,017	438,210
Navient Private Education Loan Trust, Series 2014-CTA, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 2.44%, 09/16/24 144A †	10,771	10,771
Navient Private Education Refi Loan Trust, Series 2019-A, Class A1
3.03%, 01/15/43 144A	194,804	195,707
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2
3.13%, 02/15/68 144A	410,000	412,583
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.92%, 0.92% Floor), 2.66%, 05/15/68 144A †	700,000	692,945
Navient Private Education Refi Loan Trust, Series 2019-FA, Class A1
2.18%, 08/15/68 144A	741,612	742,133
Navient Student Loan Trust, Series 2016-6A, Class A2
(Floating, ICE LIBOR USD 1M + 0.75%), 2.54%, 03/25/66 144A †	1,109,164	1,111,024
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 2.84%, 12/27/66 144A †	943,716	939,181
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 2.59%, 07/26/66 144A †	1,027,631	1,011,058
	Par	Value
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	$ 143,000	$ 148,235
Navient Student Loan Trust, Series 2019-BA, Class A2A
3.39%, 12/15/59 144A	390,000	400,915
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 2.59%, 09/25/65 144A †	1,065,550	1,064,820
Neuberger Berman CLO, Ltd., Series 2017-16SA, Class A
(Floating, ICE LIBOR USD 3M + 0.85%), 2.85%, 01/15/28 144A †	1,145,000	1,145,190
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3
2.90%, 10/16/23	1,820,000	1,848,965
Nissan Master Owner Receivables Trust, Series 2019-A, Class A
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor), 2.30%, 02/15/24†	1,200,000	1,205,121
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 3.04%, 02/15/36 144A †	256,000	256,398
NP SPE II LLC, Series 2019-2A, Class A1
2.86%, 11/19/49 144A	1,624,743	1,623,529
OFSI Fund VI, Ltd., Series 2014-6A, Class BR
(Floating, ICE LIBOR USD 3M + 1.50%), 3.50%, 03/20/25 144A †	295,000	291,353
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A
3.43%, 12/16/24 144A	1,150,000	1,165,521
Onemain Financial Issuance Trust, Series 2018-1A, Class A
3.30%, 03/14/29 144A	220,000	223,369
Palmer Square Loan Funding, Ltd., Series 2017-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.74%), 2.74%, 10/15/25 144A †	383,444	383,476
PFS Financing Corp, Series 2019-B, Class A
(Floating, ICE LIBOR USD 1M + 0.55%), 2.29%, 09/15/23 144A †	1,400,000	1,401,141
PFS Financing Corporation, Series 2018-B, Class A
2.89%, 02/15/23 144A	2,330,000	2,348,546
PFS Financing Corporation, Series 2019-A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 2.29%, 04/15/24 144A †	390,000	391,108
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
PFS Financing Corporation, Series 2019-A, Class A2
2.86%, 04/15/24 144A	$1,500,000	$1,521,261
Santander Drive Auto Receivables Trust, Series 2016-2, Class C
2.66%, 11/15/21	117,961	118,013
Santander Drive Auto Receivables Trust, Series 2018-3, Class A3
3.03%, 02/15/22	2,451	2,452
Santander Drive Auto Receivables Trust, Series 2019-1, Class A2A
2.91%, 01/18/22	281,755	281,887
Santander Retail Auto Lease Trust, Series 2019-B, Class A3
2.30%, 01/20/23 144A	1,150,000	1,154,458
Securitized Term Auto Receivables Trust, Series 2019-1A, Class A3
2.99%, 02/27/23 144A	700,000	708,520
SLC Student Loan Trust, Series 2006-2, Class A5
(Floating, ICE LIBOR USD 3M + 0.10%), 1.99%, 09/15/26†	350,272	349,393
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.40%, 0.40% Floor), 2.29%, 06/15/33†	460,531	456,557
SLM Private Credit Student Loan Trust, Series 2005-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.20%), 2.09%, 06/15/23†	414,311	413,354
SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A
(Floating, ICE LIBOR USD 3M + 0.24%, 0.24% Floor), 2.13%, 12/16/41†	316,672	307,843
SLM Student Loan Trust, Series 2003-5, Class A5
(Floating, 0.27% - Euribor 3M), 0.00%, 06/17/24(E) †	151,388	169,317
SLM Student Loan Trust, Series 2004-2, Class A5
(Floating, 0.18% - Euribor 3M), 0.00%, 01/25/24(E) †	849,826	951,441
SLM Student Loan Trust, Series 2004-3, Class A5
(Floating, ICE LIBOR USD 3M + 0.17%, 0.17% Floor), 2.11%, 07/25/23†	67,998	67,993
SLM Student Loan Trust, Series 2005-8, Class A4
(Floating, ICE LIBOR USD 3M + 0.55%), 2.49%, 01/25/28†	1,055,675	1,056,506
SMB Private Education Loan Trust, Series 2015-C, Class A2A
2.75%, 07/15/27 144A	303,708	305,250
SMB Private Education Loan Trust, Series 2016-A, Class A2A
2.70%, 05/15/31 144A	284,005	285,034
	Par	Value
SMB Private Education Loan Trust, Series 2016-B, Class A2A
2.43%, 02/17/32 144A	$ 185,346	$ 184,551
SMB Private Education Loan Trust, Series 2018-A, Class A2A
3.50%, 02/15/36 144A	1,105,000	1,146,587
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.72%), 2.46%, 01/15/37 144A †	640,000	635,707
SMB Private Education Loan Trust, Series 2019-A, Class A2A
3.44%, 07/15/36 144A	280,000	284,672
SoFi Professional Loan Program LLC, Series 2015-A, Class A1
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 2.99%, 03/25/33 144A †	132,914	133,087
SoFi Professional Loan Program LLC, Series 2015-D, Class A2
2.72%, 10/27/36 144A	704,954	707,428
Sofi Professional Loan Program LLC, Series 2016-A, Class A2
2.76%, 12/26/36 144A	241,251	242,153
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B
2.36%, 12/27/32 144A	128,882	128,430
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B
2.34%, 04/25/33 144A	129,098	129,208
Sofi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	855,919	866,781
SoFi Professional Loan Program LLC, Series 2017-E, Class A2A
1.86%, 11/26/40 144A	803,417	802,132
Sofi Professional Loan Program LLC, Series 2019-B, Class A2FX
3.09%, 08/17/48 144A	210,000	213,934
Sofi Professional Loan Program Trust, Series 2018-C, Class A2FX
3.59%, 01/25/48 144A	245,000	251,011
Sofi Professional Loan Program, Series 2018-B, Class A2FX
3.34%, 08/25/47 144A	805,000	819,096
Sound Point CLO XIV, Ltd., Series 2016-3A, Class AR
(Floating, ICE LIBOR USD 3M + 1.15%), 3.08%, 01/23/29 144A †	345,000	344,998
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A
3.20%, 05/27/36 144A	591,575	594,218
Springleaf Funding Trust, Series 2015-BA, Class A
3.48%, 05/15/28 144A	315,000	315,815

See Notes to Financial Statements.

	Par	Value
Springleaf Funding Trust, Series 2017-AA, Class A
2.68%, 07/15/30 144A	$ 400,000	$ 400,348
Starwood Waypoint Homes Trust, Series 2017-1, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 2.69%, 01/17/35 144A †	1,905,438	1,903,566
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 3.19%, 04/25/35†	194,389	192,412
STWD, Ltd., Series 2019-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.08%), 2.82%, 07/15/38 144A †	1,330,000	1,331,225
TICP CLO VI, Ltd., Series 2016-6A, Class AR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 3.20%, 01/15/29 144A †	285,000	285,693
Towd Point Mortgage Trust, Series 2016-3, Class A1
2.25%, 04/25/56 144A	402,879	402,878
Towd Point Mortgage Trust, Series 2019-MH1, Class A1
3.00%, 11/25/58 144A	838,456	844,459
Towd Point Mortgage Trust, Series 2019-SJ3, Class A1
3.00%, 11/25/59 144A	1,854,849	1,860,389
Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3
2.91%, 07/17/23	1,890,000	1,918,488
Transportation Finance Equipment Trust, Series 2019-1, Class A3
1.85%, 04/24/23 144A	610,000	606,742
TRESTLES CLO, Ltd. Series 2017-1A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.29%), 3.23%, 07/25/29 144A †	550,000	552,183
TRTX Issuer, Ltd., Series 2019-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 2.89%, 10/15/34 144A †	1,870,000	1,875,376
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 2.89%, 04/15/29 144A †	3,070,000	3,059,792
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.88%), 2.88%, 04/15/27 144A †	360,000	357,300
Verizon Owner Trust, Series 2019-B, Class A1A
2.33%, 12/20/23	3,690,000	3,718,072
	Par	Value
Volvo Financial Equipment LLC, Series 2019-1A, Class A3
3.00%, 03/15/23 144A	$1,500,000	$ 1,522,269
Westlake Automobile Receivables Trust, Series 2017-1A, Class C
2.70%, 10/17/22 144A	145,977	146,063
Westlake Automobile Receivables Trust, Series 2018-3A, Class D
4.00%, 10/16/23 144A	300,000	307,228
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2
2.15%, 02/15/23 144A	380,000	380,492
Wheels SPV 2 LLC, Series 2017-1A, Class A2
1.88%, 04/20/26 144A	25,818	25,843
Total Asset-Backed Securities (Cost $152,874,450)		153,705,191
CORPORATE BONDS — 22.9%
3M Co.
0.95%, 05/15/23(E)	160,000	185,961
ADT Security Corporation (The)
6.25%, 10/15/21	150,000	158,523
4.13%, 06/15/23	180,000	186,000
AES Corporation
4.00%, 03/15/21	850,000	863,600
AIG Global Funding
2.30%, 07/01/22 144A	330,000	331,957
Air Lease Corporation
2.63%, 07/01/22	150,000	151,792
2.25%, 01/15/23Δ	1,645,000	1,647,747
2.75%, 01/15/23	275,000	278,812
Aircastle, Ltd.
5.13%, 03/15/21	2,000,000	2,066,673
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	415,000	433,484
Ally Financial, Inc.
3.88%, 05/21/24	400,000	419,834
Ameren Corporation
2.50%, 09/15/24	610,000	613,386
American Electric Power Co., Inc.
3.65%, 12/01/21	490,000	505,700
American Express Co.
2.75%, 05/20/22	1,230,000	1,252,935
American Express Credit Corporation
2.38%, 05/26/20	1,550,000	1,551,964
American Honda Finance Corporation
2.05%, 01/10/23	915,000	918,906
0.55%, 03/17/23(E)	215,000	245,155
American Tower Corporation REIT
2.25%, 01/15/22	2,700,000	2,709,637
3.50%, 01/31/23	95,000	98,510
3.00%, 06/15/23	400,000	409,101
3.38%, 05/15/24	500,000	518,669
Analog Devices, Inc.
2.85%, 03/12/20	110,000	110,156
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Antero Resources Corporation
5.13%, 12/01/22	$1,130,000	$1,010,536
Anthem, Inc.
3.13%, 05/15/22	165,000	169,202
Aon Corporation
2.20%, 11/15/22	855,000	859,619
Apache Corporation
3.63%, 02/01/21	26,000	26,271
3.25%, 04/15/22	122,000	124,351
Apple, Inc.
1.70%, 09/11/22	435,000	434,865
1.00%, 11/10/22(E)	300,000	347,688
Ares Capital Corporation
3.63%, 01/19/22	1,325,000	1,348,892
Arizona Public Service Co.
2.20%, 01/15/20	944,000	944,010
Assurant, Inc.
(Floating, ICE LIBOR USD 3M + 1.25%), 3.20%, 03/26/21†	226,000	226,028
AT&T, Inc.
(Floating, ICE LIBOR USD 3M + 0.75%), 2.66%, 06/01/21†	2,300,000	2,314,228
3.80%, 03/15/22	1,200,000	1,245,991
3.00%, 06/30/22	500,000	510,929
3.60%, 02/17/23	115,000	120,104
4.45%, 04/01/24	350,000	379,637
(Floating, ICE LIBOR USD 3M + 1.18%), 3.07%, 06/12/24†	1,200,000	1,221,607
Athene Global Funding
2.75%, 04/20/20 144A	1,445,000	1,448,090
Aviation Capital Group LLC
2.88%, 01/20/22 144A	1,000,000	1,007,501
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 0.66%), 2.37%, 07/21/21^	1,840,000	1,843,951
(Variable, ICE LIBOR USD 3M + 0.63%), 2.33%, 10/01/21Δ ^	765,000	767,267
(Floating, ICE LIBOR USD 3M + 0.38%), 2.31%, 01/23/22† Δ	900,000	901,199
(Variable, ICE LIBOR USD 3M + 0.37%), 2.74%, 01/23/22^	600,000	604,467
(Variable, ICE LIBOR USD 3M + 0.63%), 3.50%, 05/17/22^	425,000	433,620
(Floating, ICE LIBOR USD 3M + 0.65%), 2.60%, 06/25/22†	750,000	754,239
2.50%, 10/21/22	175,000	176,742
3.30%, 01/11/23	335,000	346,555
(Variable, ICE LIBOR USD 3M + 0.93%), 2.82%, 07/21/23^	700,000	711,519
Bank of New York Mellon Corporation (The)
1.95%, 08/23/22Δ	640,000	641,661
BBVA USA
3.50%, 06/11/21	1,600,000	1,628,126
Becton Dickinson Euro Finance S.a.r.l.
0.63%, 06/04/23(E)	100,000	113,402
Becton, Dickinson and Co.
2.40%, 06/05/20	325,000	325,371
1.40%, 05/24/23(E)	100,000	116,113
	Par	Value
BGC Partners, Inc.
5.13%, 05/27/21	$1,400,000	$1,446,403
BMW US Capital LLC
(Floating, ICE LIBOR USD 3M + 0.50%), 2.40%, 08/13/21 144A †	3,000,000	3,008,461
Bristol-Myers Squibb Co.
2.60%, 05/16/22 144A	875,000	889,863
2.75%, 02/15/23 144A	110,000	112,159
Broadcom Corporation
2.38%, 01/15/20	3,275,000	3,275,174
Broadcom, Inc.
3.13%, 04/15/21 144A	1,465,000	1,483,149
3.13%, 10/15/22 144A	3,000,000	3,057,408
Cantor Fitzgerald LP
6.50%, 06/17/22 144A	750,000	811,626
Capital One Financial Corporation
3.75%, 04/24/24	135,000	142,271
Capital One NA
2.15%, 09/06/22	1,955,000	1,959,056
Centene Corporation
4.75%, 05/15/22	210,000	214,574
4.75%, 01/15/25 144A	395,000	411,122
CenterPoint Energy Resources Corporation
3.55%, 04/01/23	200,000	207,186
CenterPoint Energy, Inc.
3.60%, 11/01/21	445,000	456,780
CenturyLink, Inc.
5.63%, 04/01/20	530,000	533,943
Charter Communications Operating LLC
4.46%, 07/23/22	540,000	567,799
4.50%, 02/01/24	2,700,000	2,907,579
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	630,000	709,723
Cigna Corporation
3.20%, 09/17/20	1,360,000	1,370,821
(Floating, ICE LIBOR USD 3M + 0.65%), 2.55%, 09/17/21†	860,000	860,052
CIT Bank NA
(Variable, U.S. SOFR + 1.72%), 2.97%, 09/27/25^	440,000	439,725
CIT Group, Inc.
4.13%, 03/09/21	1,030,000	1,051,300
5.00%, 08/15/22	750,000	796,870
Citigroup, Inc.
2.90%, 12/08/21	1,700,000	1,728,450
2.75%, 04/25/22	1,100,000	1,117,962
(Variable, ICE LIBOR USD 3M + 0.72%), 3.14%, 01/24/23^	1,850,000	1,887,019
0.75%, 10/26/23(E)	190,000	217,749
(Floating, ICE LIBOR USD 3M + 1.02%), 2.93%, 06/01/24†	1,000,000	1,012,196
Citizens Bank NA
2.25%, 03/02/20Δ	285,000	285,028
2.20%, 05/26/20	370,000	370,207
3.25%, 02/14/22	430,000	440,796

See Notes to Financial Statements.

	Par	Value
Cleveland-Cliffs, Inc.
4.88%, 01/15/24 144A	$ 225,000	$ 230,426
CNH Industrial Capital LLC
3.88%, 10/15/21	145,000	149,211
Coca-Cola Co. (The)
1.13%, 09/22/22(E)	340,000	394,582
Comcast Corporation
3.45%, 10/01/21	605,000	622,937
Conagra Brands, Inc.
(Floating, ICE LIBOR USD 3M + 0.75%), 2.70%, 10/22/20†	905,000	905,093
3.80%, 10/22/21	1,125,000	1,161,262
Continental Resources, Inc.
3.80%, 06/01/24	110,000	113,881
CoreCivic, Inc. REIT
4.63%, 05/01/23Δ	365,000	361,806
Cox Communications, Inc.
3.15%, 08/15/24 144A	290,000	298,404
Crown Castle Towers LLC
3.22%, 05/15/22 144A	1,500,000	1,518,369
CVS Health Corporation
3.35%, 03/09/21	903,000	918,226
4.30%, 03/25/28	290,000	317,067
D.R. Horton, Inc.
4.00%, 02/15/20	1,100,000	1,102,488
Daimler Finance North America LLC
2.20%, 05/05/20 144A	230,000	230,132
2.30%, 02/12/21 144A	1,455,000	1,458,092
2.88%, 03/10/21 144A Δ	1,000,000	1,008,924
3.35%, 05/04/21 144A	230,000	233,644
DCP Midstream Operating LP
5.35%, 03/15/20 144A	275,000	276,847
Dell International LLC
4.42%, 06/15/21 144A	2,525,000	2,599,110
5.88%, 06/15/21 144A	356,000	362,009
5.45%, 06/15/23 144A	2,065,000	2,241,239
Delta Air Lines, Inc.
2.88%, 03/13/20	465,000	465,095
3.63%, 03/15/22	2,100,000	2,151,770
DH Europe Finance II S.a.r.l.
0.20%, 03/18/26(E)	180,000	199,698
DH Europe Finance S.a.r.l.
(Floating, Euribor 3M + 0.30%), 0.00%, 06/30/22(E) †	270,000	303,151
Discover Bank
3.35%, 02/06/23	1,840,000	1,898,740
Discovery Communications LLC
4.38%, 06/15/21	220,000	227,287
3.30%, 05/15/22	375,000	384,824
DISH DBS Corporation
6.75%, 06/01/21	700,000	737,989
Dollar Tree, Inc.
3.70%, 05/15/23Δ	1,100,000	1,146,927
Dominion Energy Gas Holdings LLC
(Floating, ICE LIBOR USD 3M + 0.60%), 2.49%, 06/15/21†	1,800,000	1,807,519
Dominion Energy, Inc.
2.58%, 07/01/20	335,000	335,731
	Par	Value
2.72%, 08/15/21 STEP	$ 480,000	$ 483,870
2.45%, 01/15/23 144A	1,430,000	1,436,042
DTE Energy Co.
2.60%, 06/15/22	375,000	377,853
2.25%, 11/01/22	1,065,000	1,065,645
Duke Energy Corporation
3.95%, 10/15/23	430,000	456,542
Elanco Animal Health, Inc.
3.91%, 08/27/21	295,000	302,721
Energy Transfer Operating LP
4.15%, 10/01/20	1,115,000	1,126,997
3.60%, 02/01/23	105,000	107,616
4.25%, 03/15/23	1,630,000	1,703,740
Energy Transfer Partners LP
5.75%, 09/01/20	230,000	233,262
EQT Corporation
2.50%, 10/01/20	395,000	394,978
Equinix, Inc. REIT
2.63%, 11/18/24	1,515,000	1,520,977
Evergy, Inc.
2.45%, 09/15/24	1,020,000	1,027,172
Exelon Corporation
2.45%, 04/15/21Δ	175,000	175,835
Fidelity National Information Services, Inc.
0.40%, 01/15/21(E)	415,000	467,920
0.13%, 12/03/22(E)	300,000	337,194
0.75%, 05/21/23(E)	380,000	435,193
FirstEnergy Corporation
2.85%, 07/15/22	2,357,000	2,396,180
Florida Power & Light Co.
(Floating, ICE LIBOR USD 3M + 0.40%), 2.31%, 05/06/22†	420,000	420,017
Ford Motor Credit Co. LLC
2.68%, 01/09/20	900,000	900,073
2.43%, 06/12/20	1,135,000	1,134,397
3.16%, 08/04/20	225,000	225,919
3.34%, 03/18/21	300,000	302,327
(Floating, ICE LIBOR USD 3M + 0.81%), 2.71%, 04/05/21†	500,000	497,791
(Floating, ICE LIBOR USD 3M + 1.27%), 3.23%, 03/28/22†	235,000	233,352
4.14%, 02/15/23	345,000	355,173
5.58%, 03/18/24	300,000	324,960
Freeport-McMoRan, Inc.
3.55%, 03/01/22	495,000	502,069
FS KKR Capital Corporation
4.75%, 05/15/22	1,000,000	1,035,501
GATX Corporation
(Floating, ICE LIBOR USD 3M + 0.72%), 2.61%, 11/05/21†	500,000	502,275
General Motors Financial Co., Inc.
2.65%, 04/13/20	460,000	460,595
(Floating, ICE LIBOR USD 3M + 0.93%), 2.92%, 04/13/20†	1,010,000	1,011,634
2.45%, 11/06/20	605,000	606,542
3.70%, 11/24/20	2,790,000	2,823,601
3.20%, 07/06/21	46,000	46,646
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.20%, 11/06/21	$ 395,000	$ 409,641
(Floating, ICE LIBOR USD 3M + 1.55%), 3.54%, 01/14/22†	895,000	904,293
(Floating, ICE LIBOR USD 3M + 1.31%), 3.27%, 06/30/22† Δ	614,000	617,128
Goldman Sachs Group, Inc. (The)
3.00%, 04/26/22	1,040,000	1,053,325
(Floating, ICE LIBOR USD 3M + 0.78%), 2.71%, 10/31/22†	2,000,000	2,014,233
(Variable, ICE LIBOR USD 3M + 0.82%), 2.88%, 10/31/22^	580,000	588,355
Harley-Davidson Financial Services, Inc.
2.15%, 02/26/20 144A	260,000	260,008
Honeywell International, Inc.
1.30%, 02/22/23(E)	500,000	582,875
Hyundai Capital America
2.55%, 04/03/20 144A	315,000	315,144
Illinois Tool Works, Inc.
0.25%, 12/05/24(E)	200,000	225,474
International Business Machines Corporation
0.38%, 01/31/23(E)	190,000	215,554
International Lease Finance Corporation
8.25%, 12/15/20	800,000	845,926
8.63%, 01/15/22Δ	1,200,000	1,350,634
Interpublic Group of Cos., Inc. (The)
3.50%, 10/01/20	230,000	232,493
3.75%, 10/01/21	80,000	82,250
Iron Mountain, Inc. REIT
4.38%, 06/01/21 144A Δ	635,000	642,810
iStar, Inc. REIT
4.75%, 10/01/24	150,000	155,750
Jackson National Life Global Funding
3.30%, 02/01/22 144A	1,125,000	1,157,212
JPMorgan Chase & Co.
(Floating, ICE LIBOR USD 3M + 0.68%), 2.59%, 06/01/21†	1,265,000	1,267,351
(Floating, ICE LIBOR USD 3M + 0.61%), 2.51%, 06/18/22† Δ	540,000	542,245
(Variable, ICE LIBOR USD 3M + 0.70%), 3.21%, 04/01/23^	1,270,000	1,300,835
JPMorgan Chase Bank NA
(Variable, ICE LIBOR USD 3M + 0.28%), 2.60%, 02/01/21^	1,850,000	1,851,008
(Variable, ICE LIBOR USD 3M + 0.35%), 3.09%, 04/26/21^	525,000	526,834
Kinder Morgan Energy Partners LP
5.00%, 10/01/21	300,000	312,787
4.25%, 09/01/24	500,000	535,847
Kinder Morgan, Inc.
(Floating, ICE LIBOR USD 3M + 1.28%), 3.28%, 01/15/23†	660,000	669,673
Kraft Heinz Foods Co.
(Floating, ICE LIBOR USD 3M + 0.82%), 2.72%, 08/10/22† Δ	400,000	401,393
Lam Research Corporation
3.75%, 03/15/26	290,000	311,158
	Par	Value
Lear Corporation
5.25%, 01/15/25	$2,300,000	$2,364,486
Lehman Escrow Bonds
0.00%, 01/18/12#	600,000	7,500
Lennar Corporation
4.13%, 01/15/22	1,250,000	1,280,350
Level 3 Financing, Inc.
5.13%, 05/01/23	200,000	201,667
Mack-Cali Realty LP REIT
3.15%, 05/15/23Δ	160,000	157,313
Marriott International, Inc.
2.13%, 10/03/22	630,000	631,631
Marsh & McLennan Cos., Inc.
3.50%, 03/10/25	415,000	438,384
Masco Corporation
5.95%, 03/15/22	683,000	734,088
Mastercard, Inc.
1.10%, 12/01/22(E)	280,000	324,048
McCormick & Co., Inc.
2.70%, 08/15/22	200,000	203,248
McDonald’s Corporation
1.13%, 05/26/22(E)	200,000	231,004
1.00%, 11/15/23(E)	100,000	116,184
Medtronic Global Holdings SCA
0.00%, 12/02/22(E)	475,000	533,577
0.38%, 03/07/23(E)	180,000	204,243
Metropolitan Life Global Funding I
2.38%, 01/11/23(E)	100,000	120,012
0.38%, 04/09/24(E)	100,000	113,175
Midwest Connector Capital Co. LLC
3.63%, 04/01/22 144A	675,000	691,343
Morgan Stanley
(Floating, ICE LIBOR USD 3M + 0.55%), 2.45%, 02/10/21†	1,500,000	1,500,747
2.75%, 05/19/22Δ	600,000	611,277
3.13%, 01/23/23	1,000,000	1,028,699
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	790,000	800,499
MPLX LP
(Floating, ICE LIBOR USD 3M + 0.90%), 2.79%, 09/09/21†	335,000	336,060
6.25%, 10/15/22 144A	199,000	203,053
3.50%, 12/01/22 144A	265,000	273,028
MUFG Union Bank NA
2.10%, 12/09/22	1,000,000	1,003,223
National Rural Utilities Cooperative Finance Corporation
2.30%, 09/15/22	1,200,000	1,211,215
Navient Corporation
8.00%, 03/25/20	132,000	133,589
6.63%, 07/26/21	575,000	609,356
NextEra Energy Capital Holdings, Inc.
2.40%, 09/01/21	1,135,000	1,143,651
3.20%, 02/25/22	100,000	102,582
2.90%, 04/01/22	925,000	944,365
1.95%, 09/01/22	1,900,000	1,907,249

See Notes to Financial Statements.

	Par	Value
NextEra Energy Operating Partners LP
4.25%, 07/15/24 144A	$ 405,000	$ 422,551
Nissan Motor Acceptance Corporation
2.25%, 01/13/20 144A	310,000	309,992
2.15%, 09/28/20 144A	515,000	514,052
3.65%, 09/21/21 144A	5,000,000	5,105,535
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G2
6.26%, 11/20/21	42,957	44,307
NuStar Logistics LP
6.75%, 02/01/21	250,000	260,100
Occidental Petroleum Corporation
2.60%, 08/13/21	660,000	665,093
2.70%, 08/15/22	820,000	828,837
(Floating, ICE LIBOR USD 3M + 1.45%), 3.36%, 08/15/22†	1,900,000	1,910,330
ONEOK, Inc.
4.25%, 02/01/22	1,300,000	1,349,410
PayPal Holdings, Inc.
2.20%, 09/26/22	700,000	704,446
Pennsylvania Electric Co.
5.20%, 04/01/20	500,000	503,606
Penske Truck Leasing Co. LP
3.05%, 01/09/20 144A	760,000	760,103
3.38%, 02/01/22 144A	325,000	332,013
4.25%, 01/17/23 144A	165,000	174,026
3.45%, 07/01/24 144A	1,500,000	1,559,324
2.70%, 11/01/24 144A	1,250,000	1,260,343
Phillips 66
(Floating, ICE LIBOR USD 3M + 0.60%), 2.52%, 02/26/21†	595,000	595,040
Protective Life Global Funding
2.16%, 09/25/20 144A	425,000	425,681
2.62%, 08/22/22 144A	575,000	581,777
QEP Resources, Inc.
6.88%, 03/01/21	543,000	563,580
Qwest Corporation
6.75%, 12/01/21	350,000	376,987
Regions Financial Corporation
2.75%, 08/14/22	1,700,000	1,731,288
Reliance Standard Life Global Funding II
2.63%, 07/22/22 144A	595,000	603,556
Ryder System, Inc.
2.88%, 06/01/22Δ	3,050,000	3,097,865
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	1,170,000	1,202,840
6.25%, 03/15/22	1,100,000	1,182,193
5.75%, 05/15/24	130,000	145,121
Santander Holdings USA, Inc.
2.65%, 04/17/20	1,230,000	1,231,441
4.45%, 12/03/21	475,000	493,916
3.70%, 03/28/22	1,115,000	1,146,397
Sempra Energy
2.40%, 02/01/20	290,000	290,025
(Floating, ICE LIBOR USD 3M + 0.50%), 2.50%, 01/15/21†	630,000	630,116
	Par	Value
Simon International Finance SCA REIT
1.38%, 11/18/22(E)	$ 105,000	$ 121,822
Sirius XM Radio, Inc.
3.88%, 08/01/22 144A	1,250,000	1,279,679
SLM Corporation
5.13%, 04/05/22	404,000	419,150
Smithfield Foods, Inc.
2.65%, 10/03/21 144A	495,000	492,266
Southern California Edison Co.
2.90%, 03/01/21	1,000,000	1,010,760
1.85%, 02/01/22	535,714	529,291
Southern Co. (The)
2.35%, 07/01/21	800,000	804,241
Spectra Energy Partners LP
4.75%, 03/15/24	90,000	98,059
Sprint Spectrum Co. LLC
3.36%, 09/20/21 144A	818,125	826,429
Sprint Spectrum Co., LLC
4.74%, 03/20/25 144A	445,000	472,543
Starwood Property Trust, Inc. REIT
3.63%, 02/01/21	270,000	272,470
5.00%, 12/15/21	275,000	285,931
Sterling Bancorp
3.50%, 06/08/20	480,000	481,429
Stryker Corporation
0.25%, 12/03/24(E)	100,000	112,130
Sunoco Logistics Partners Operations LP
5.50%, 02/15/20	130,000	130,429
Synchrony Bank
(Floating, ICE LIBOR USD 3M + 0.63%), 2.59%, 03/30/20†	1,700,000	1,701,383
Synchrony Financial
(Floating, ICE LIBOR USD 3M + 1.23%), 3.13%, 02/03/20†	250,000	250,200
2.85%, 07/25/22	840,000	850,684
Taylor Morrison Communities, Inc.
5.63%, 03/01/24 144A	200,000	216,083
Toll Brothers Finance Corporation
4.38%, 04/15/23	200,000	209,583
Toyota Motor Credit Corporation
0.00%, 07/21/21(E)	180,000	202,563
2.38%, 02/01/23(E)	170,000	205,425
TRI Pointe Group, Inc.
4.88%, 07/01/21	300,000	308,370
Truist Bank
(Variable, ICE LIBOR USD 3M + 0.30%), 2.59%, 01/29/21^	1,515,000	1,518,658
2.80%, 05/17/22	1,555,000	1,585,073
Truist Financial Corporation
2.20%, 03/16/23	1,185,000	1,193,408
United Technologies Corporation
3.35%, 08/16/21Δ	915,000	937,195
1.13%, 12/15/21(E)	125,000	142,859
1.15%, 05/18/24(E)	275,000	319,813
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Ventas Realty LP REIT
2.65%, 01/15/25	$ 905,000	$ 912,459
Verizon Communications, Inc.
0.50%, 06/02/22(E)	105,000	119,367
(Floating, ICE LIBOR USD 3M + 1.10%), 3.01%, 05/15/25†	1,900,000	1,945,040
3.88%, 02/08/29	140,000	154,564
Vistra Energy Corporation
5.88%, 06/01/23	150,000	153,830
Volkswagen Group of America Finance LLC
2.50%, 09/24/21 144A	410,000	413,750
2.70%, 09/26/22 144A	2,000,000	2,024,181
WEC Energy Group, Inc.
3.38%, 06/15/21Δ	555,000	566,409
3.10%, 03/08/22	550,000	561,952
Wells Fargo & Co.
2.50%, 03/04/21	510,000	513,786
2.63%, 07/22/22	2,000,000	2,030,538
3.07%, 01/24/23	50,000	51,053
3.75%, 01/24/24	220,000	232,749
Wells Fargo Bank NA
(Variable, ICE LIBOR USD 3M + 0.49%), 3.33%, 07/23/21^	1,320,000	1,330,460
(Variable, ICE LIBOR USD 3M + 0.65%), 2.08%, 09/09/22^	1,730,000	1,733,109
Westinghouse Air Brake Technologies Corporation
4.40%, 03/15/24	800,000	849,964
Williams Cos., Inc. (The)
4.00%, 11/15/21	175,000	179,970
3.70%, 01/15/23	80,000	82,907
Wisconsin Electric Power Co.
2.05%, 12/15/24	200,000	200,051
WR Grace & Co-Conn
5.13%, 10/01/21 144A	135,000	140,998
WRKCo, Inc.
3.75%, 03/15/25	115,000	121,385
Xerox Corporation
3.50%, 08/20/20	270,000	272,508
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/20	190,000	190,129
Zions Bancorp NA
3.35%, 03/04/22Δ	590,000	605,584
Zoetis, Inc.
3.45%, 11/13/20	300,000	303,274
Total Corporate Bonds (Cost $224,878,804)		227,332,739
FOREIGN BONDS — 15.4%
Australia — 0.9%
Macquarie Group, Ltd.
(Floating, ICE LIBOR USD 3M + 1.02%), 2.93%, 11/28/23 144A † Δ	1,435,000	1,446,740
National Australia Bank, Ltd.
2.25%, 03/16/21 144A	1,500,000	1,506,257
Scentre Group Trust 1 REIT
2.38%, 04/28/21 144A	1,500,000	1,502,925
	Par	Value
Suncorp-Metway, Ltd.
2.38%, 11/09/20 144A	$ 785,000	$ 787,274
Telstra Corporation, Ltd.
3.50%, 09/21/22(E)	200,000	246,216
Westpac Banking Corporation
3.15%, 01/16/24 144A	1,275,000	1,334,318
Woodside Finance, Ltd.
4.60%, 05/10/21 144A	1,300,000	1,332,137
3.70%, 09/15/26 144A	400,000	416,730
		8,572,597
Belgium — 0.0%
KBC Group NV
1.13%, 01/25/24(E)	200,000	232,526
Bermuda — 0.0%
Enstar Group, Ltd.
4.50%, 03/10/22	275,000	285,233
Canada — 1.6%
Bank of Montreal
2.90%, 03/26/22	1,105,000	1,126,993
Bank of Nova Scotia (The)
2.00%, 11/15/22Δ	1,335,000	1,337,712
2.38%, 01/18/23Δ	715,000	726,108
Bausch Health Cos., Inc.
6.50%, 03/15/22 144A	300,000	307,125
Canadian Government Bond
1.00%, 09/01/22(C)	11,300,000	8,547,945
Encana Corporation
3.90%, 11/15/21	1,200,000	1,229,292
Husky Energy, Inc.
3.95%, 04/15/22	756,000	782,154
National Bank of Canada
2.15%, 10/07/22 144A	630,000	630,283
Toronto-Dominion Bank (The)
0.38%, 04/25/24(E)	305,000	345,213
TransCanada PipeLines, Ltd.
3.75%, 10/16/23	45,000	47,450
WestJet Airlines, Ltd.
3.50%, 06/16/21 144A	600,000	609,583
		15,689,858
Chile — 0.1%
Banco del Estado de Chile
2.67%, 01/08/21 144A	725,000	727,544
Banco Santander Chile
2.50%, 12/15/20 144A	635,000	635,572
		1,363,116
China — 0.4%
Avolon Holdings Funding, Ltd.
3.63%, 05/01/22 144A	350,000	359,048
5.50%, 01/15/23 144A	900,000	972,895
Baidu, Inc.
2.88%, 07/06/22Δ	235,000	236,924
Park Aerospace Holdings, Ltd.
3.63%, 03/15/21 144A	700,000	710,367
5.25%, 08/15/22 144A	800,000	854,570

See Notes to Financial Statements.

	Par	Value
Sinopec Group Overseas Development 2017, Ltd.
2.38%, 04/12/20 144A	$ 970,000	$ 970,398
		4,104,202
Denmark — 0.1%
Danske Bank A/S
(Variable, ICE LIBOR USD 3M + 1.25%), 3.00%, 09/20/22 144A ^	745,000	751,791
Finland — 0.0%
Nokia OYJ
3.38%, 06/12/22	185,000	187,774
France — 0.6%
Air Liquide Finance SA
0.38%, 04/18/22(E)	100,000	113,559
Autoroutes du Sud de la France SA
2.95%, 01/17/24(E)	100,000	124,800
Banque Federative du Credit Mutuel
0.13%, 02/05/24(E)	200,000	224,027
Banque Federative du Credit Mutuel SA
2.13%, 11/21/22 144A	1,195,000	1,197,181
0.75%, 06/15/23(E)	100,000	114,794
Credit Agricole SA
3.38%, 01/10/22 144A	1,600,000	1,637,803
0.88%, 01/19/22(E)	200,000	229,016
0.75%, 12/01/22(E)	100,000	114,852
Dassault Systemes SE
0.00%, 09/16/22(E)	300,000	337,194
Engie SA
0.38%, 02/28/23(E)	200,000	227,053
HSBC France SA
0.25%, 05/17/24(E)	200,000	225,357
Orange SA
0.50%, 01/15/22(E)	100,000	113,445
0.75%, 09/11/23(E)	500,000	573,991
Schneider Electric SE
0.25%, 09/09/24(E)	200,000	226,473
Societe Generale SA
0.00%, 05/27/22(E)	300,000	336,714
Total Capital International SA
2.13%, 03/15/23(E)	100,000	120,262
0.25%, 07/12/23(E)	100,000	113,461
Veolia Environnement SA
0.67%, 03/30/22(E)	200,000	227,439
		6,257,421
Germany — 0.4%
BASF SE
2.00%, 12/05/22(E)	195,000	232,219
Deutsche Bank AG
3.15%, 01/22/21	1,405,000	1,411,717
4.25%, 02/04/21	410,000	416,651
E.ON SE
0.00%, 10/24/22(E)	240,000	269,143
	Par	Value
SAP SE
0.25%, 03/10/22(E)	$ 200,000	$ 226,328
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	300,000	354,267
Volkswagen Leasing GmbH
(Floating, 0.45% - Euribor 3M), 0.06%, 08/02/21(E) †	300,000	336,656
1.00%, 02/16/23(E) Δ	460,000	526,267
		3,773,248
India — 0.3%
Export-Import Bank of India
2.75%, 04/01/20	1,300,000	1,301,942
ICICI Bank, Ltd.
3.13%, 08/12/20	1,000,000	1,003,561
State Bank of India
(Floating, ICE LIBOR USD 3M + 0.95%), 2.85%, 04/06/20†	1,000,000	1,000,900
		3,306,403
Indonesia — 0.1%
Pelabuhan Indonesia III Persero PT
4.50%, 05/02/23 144A	1,175,000	1,242,856
Ireland — 0.6%
Abbott Ireland Financing DAC
0.88%, 09/27/23(E)	200,000	231,616
0.10%, 11/19/24(E)	170,000	190,595
AerCap Ireland Capital DAC
5.00%, 10/01/21	900,000	943,941
3.50%, 05/26/22	460,000	473,033
4.63%, 07/01/22	300,000	317,118
3.30%, 01/23/23	155,000	158,985
2.88%, 08/14/24	150,000	151,510
3.50%, 01/15/25	550,000	567,433
Eaton Capital Unlimited Co.
0.02%, 05/14/21(E)	275,000	308,922
ESB Finance DAC
3.49%, 01/12/24(E)	100,000	127,593
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21	740,000	744,400
2.88%, 09/23/23	200,000	203,927
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 144A	390,000	392,841
3.00%, 07/15/22 144A	540,000	549,814
3.55%, 04/15/24 144A	800,000	831,552
Willis Towers Watson PLC
5.75%, 03/15/21	131,000	136,576
		6,329,856
Italy — 1.1%
Italy Buoni Ordinari del Tesoro BOT
0.00%, 01/31/20(E) Ω	4,004,000	4,492,380
0.00%, 02/14/20(E) Ω	4,596,000	5,157,264
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Republic of Italy Government International Bond
2.38%, 10/17/24	$ 890,000	$ 873,246
		10,522,890
Japan — 2.5%
Central Nippon Expressway Co., Ltd.
(Floating, ICE LIBOR USD 3M + 0.85%), 2.74%, 09/14/21†	1,000,000	1,006,430
(Floating, ICE LIBOR USD 3M + 0.56%), 2.45%, 11/02/21†	1,000,000	1,001,451
2.85%, 03/03/22	2,000,000	2,024,855
Japan Treasury Discount Bill
0.00%, 02/10/20(J) Ω	669,600,000	6,163,712
Mitsubishi UFJ Financial Group, Inc.
3.54%, 07/26/21	65,000	66,546
3.22%, 03/07/22	2,030,000	2,080,707
2.62%, 07/18/22	1,635,000	1,657,964
2.67%, 07/25/22Δ	2,000,000	2,030,283
Mitsubishi UFJ Lease & Finance Co., Ltd.
2.25%, 09/07/21	500,000	499,739
Mizuho Financial Group, Inc.
(Variable, ICE LIBOR USD 3M + 0.84%), 2.72%, 07/16/23^	1,190,000	1,204,737
0.52%, 06/10/24(E)	100,000	113,173
NTT Finance Corporation
1.90%, 07/21/21	500,000	498,762
ORIX Corporation
3.20%, 01/19/22	700,000	713,121
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	1,600,000	1,617,646
2.06%, 07/14/21	1,100,000	1,101,878
2.85%, 01/11/22	1,600,000	1,625,498
Takeda Pharmaceutical Co., Ltd.
4.00%, 11/26/21	1,100,000	1,138,063
		24,544,565
Mexico — 0.8%
Mexico Cetes
6.62%, 01/16/20(M) Ω	154,200,000	8,129,328
Netherlands — 1.7%
Allianz Finance II BV
0.25%, 06/06/23(E)	200,000	226,731
BMW Finance NV
2.25%, 08/12/22 144A	1,270,000	1,275,569
BNG Bank NV
2.50%, 02/28/20 144A	2,000,000	2,001,938
1.50%, 09/06/22 144A Δ	1,450,000	1,441,483
Cooperatieve Rabobank UA
3.13%, 04/26/21Δ	1,570,000	1,595,128
Daimler International Finance BV
0.25%, 08/09/21(E)	25,000	28,183
0.25%, 11/06/23(E)	90,000	100,947
Enel Finance International NV
2.88%, 05/25/22 144A	1,715,000	1,737,715
4.25%, 09/14/23 144A	400,000	423,815
	Par	Value
0.00%, 06/17/24(E)	$ 300,000	$ 333,234
Iberdrola International BV
3.50%, 02/01/21(E)	200,000	233,326
ING Bank NV
0.00%, 04/08/22(E)	100,000	112,392
(Floating, 0.40% - Euribor 3M), 0.00%, 04/08/22(E) †	200,000	225,565
ING Groep NV
1.00%, 09/20/23(E)	200,000	230,999
innogy Finance BV
0.75%, 11/30/22(E)	50,000	57,118
LeasePlan Corporation NV
2.88%, 10/24/24 144A	1,400,000	1,401,088
Mylan NV
3.15%, 06/15/21	2,000,000	2,026,773
Nederlandse Waterschapsbank NV
1.50%, 08/27/21 144A	1,810,000	1,803,969
NXP BV
4.13%, 06/01/21 144A	500,000	512,819
Roche Finance Europe BV
0.50%, 02/27/23(E)	80,000	91,484
Schlumberger Finance BV
0.00%, 10/15/24(E)	200,000	223,129
Siemens Financieringsmaatschappij NV
0.00%, 09/05/21(E)	376,000	423,728
0.38%, 09/06/23(E)	235,000	268,092
Vonovia Finance BV
0.13%, 04/06/23(E)	200,000	223,718
		16,998,943
New Zealand — 0.2%
ANZ New Zealand International, Ltd.
2.88%, 01/25/22 144A	740,000	752,387
BNZ International Funding, Ltd.
2.10%, 09/14/21 144A	1,415,000	1,417,368
		2,169,755
Norway — 0.0%
Telenor ASA
0.00%, 09/25/23(E)	100,000	112,080
Peru — 0.1%
Fondo MIVIVIENDA SA
3.50%, 01/31/23 144A	690,000	706,681
Qatar — 0.3%
QNB Finance, Ltd.
(Floating, ICE LIBOR USD 3M + 1.00%), 2.90%, 05/02/22†	3,000,000	3,007,503
Singapore — 0.1%
BOC Aviation, Ltd.
3.00%, 05/23/22	700,000	706,040
DBS Group Holdings, Ltd.
2.85%, 04/16/22 144A	595,000	604,718
		1,310,758

See Notes to Financial Statements.

	Par	Value
South Korea — 0.3%
Industrial Bank of Korea
2.13%, 10/23/24 144A	$3,100,000	$3,091,938
Spain — 0.1%
Amadeus Capital Markets SAU
1.63%, 11/17/21(E)	100,000	115,302
Banco de Sabadell SA
(Variable, 0.97% - EUR Swap Rate 1Y), 0.63%, 11/07/25(E) ^	100,000	111,360
Banco Santander SA
2.71%, 06/27/24	400,000	405,952
		632,614
Sweden — 0.2%
Atlas Copco AB
2.50%, 02/28/23(E)	255,000	309,476
Stadshypotek AB
2.50%, 04/05/22 144A	1,000,000	1,013,473
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	155,000	161,491
Volvo Treasury AB
(Floating, 0.65% - Euribor 3M), 0.26%, 09/13/21(E) †	200,000	225,789
		1,710,229
Switzerland — 0.4%
Credit Suisse Group AG
3.57%, 01/09/23 144A	750,000	770,977
Credit Suisse Group Funding Guernsey, Ltd.
3.80%, 09/15/22	1,650,000	1,718,444
UBS Group AG
(Floating, ICE LIBOR USD 3M + 1.78%), 3.77%, 04/14/21 144A † Δ	900,000	917,107
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A ^	365,000	371,026
		3,777,554
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	655,000	663,931
United Kingdom — 2.4%
Aon PLC
2.80%, 03/15/21Δ	225,000	227,458
Barclays Bank PLC
2.65%, 01/11/21	700,000	704,726
Barclays PLC
3.25%, 01/12/21	725,000	732,570
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	600,000	626,961
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 05/16/24^	900,000	949,437
BG Energy Capital PLC
4.00%, 10/15/21 144A	1,000,000	1,033,333
	Par	Value
BP Capital Markets PLC
1.53%, 09/26/22(E)	$ 360,000	$ 421,255
1.11%, 02/16/23(E)	170,000	197,144
CK Hutchison International 17 II, Ltd.
2.25%, 09/29/20 144A Δ	990,000	989,725
HSBC Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	270,000	276,289
3.60%, 05/25/23	3,000,000	3,131,756
(Variable, ICE LIBOR USD 3M + 0.99%), 3.95%, 05/18/24^	350,000	368,436
Lloyds Banking Group PLC
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 03/17/23^	2,500,000	2,535,359
Motability Operations Group PLC
1.63%, 06/09/23(E)	240,000	284,340
Nationwide Building Society
(Variable, ICE LIBOR USD 3M + 1.18%), 3.62%, 04/26/23 144A ^	1,500,000	1,543,670
NatWest Markets PLC
3.63%, 09/29/22 144A	635,000	658,078
Royal Bank of Scotland Group PLC
(Floating, ICE LIBOR USD 3M + 1.47%), 3.38%, 05/15/23†	1,810,000	1,830,749
3.88%, 09/12/23	240,000	251,684
Santander UK Group Holdings PLC
2.88%, 08/05/21	3,500,000	3,536,813
3.57%, 01/10/23	350,000	358,489
(Variable, ICE LIBOR USD 3M + 1.08%), 3.37%, 01/05/24^	215,000	220,396
Santander UK PLC
3.75%, 11/15/21	525,000	543,186
Sky, Ltd.
1.50%, 09/15/21(E)	100,000	115,294
Standard Chartered PLC
(Variable, ICE LIBOR USD 3M + 1.20%), 2.74%, 09/10/22 144A ^	2,300,000	2,316,073
		23,853,221
Total Foreign Bonds (Cost $151,698,027)		153,328,871
MORTGAGE-BACKED SECURITIES — 26.8%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class D
(Floating, ICE LIBOR USD 1M + 1.54%, 1.54% Floor), 3.28%, 09/15/34 144A †	315,000	315,899
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 3.16%, 11/25/46†	649,645	317,256
American Home Mortgage Investment Trust, Series 2004-3, Class 5A
(Floating, ICE LIBOR USD 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.48%, 10/25/34†	7,405	7,413
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Americold LLC, Series 2010-ARTA, Class A1
3.85%, 01/14/29 144A	$ 225,319	$ 226,865
AOA Mortgage Trust, Series 2015-1177, Class A
2.96%, 12/13/29 144A	1,330,000	1,335,748
Aventura Mall Trust, Series 2013-AVM, Class A
3.74%, 12/05/32 144A † γ	1,770,000	1,782,602
Aventura Mall Trust, Series 2013-AVM, Class B
3.74%, 12/05/32 144A † γ	1,410,000	1,419,678
Banc of America Funding Trust, Series 2006-J, Class 4A1
4.32%, 01/20/47† γ	173,271	168,891
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
4.40%, 01/25/34† γ	80,057	80,961
Banc of America Mortgage Trust, Series 2004-2, Class 5A1
6.50%, 10/25/31	26,525	27,524
Bancorp Commercial Mortgage Trust, Series 2019-CRE6, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.82%, 09/15/36 144A †	397,461	398,009
BANK, Series 2019-BN18, Class A2
3.47%, 05/15/62	610,000	634,673
BANK, Series 2019-BN24, Class A3
2.96%, 11/15/62	270,000	277,836
BBCMS Trust, Series 2013-TYSN, Class E
3.71%, 09/05/32 144A	200,000	200,626
Bear Stearns ALT-A Trust, Series 2004-10, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.66%, 0.33% Floor, 11.50% Cap), 2.45%, 09/25/34†	206,943	206,514
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
4.28%, 01/25/34† γ	102,434	105,346
Bear Stearns ARM Trust, Series 2004-5, Class 2A
4.37%, 07/25/34† γ	96,391	97,165
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM
5.45%, 01/12/45† γ	121,836	121,076
Benchmark, Series 2019-B15, Class A5
2.93%, 12/15/72	930,000	949,187
Brass No. 8 PLC, Class A1
(Floating, ICE LIBOR USD 3M + 0.70%), 2.81%, 11/16/66 144A †	300,000	300,199
BX Commercial Mortgage Trust, Series 2019-XL, Class A
(Floating, ICE LIBOR USD 1M + 0.92%, 0.92% Floor), 2.66%, 10/15/36 144A †	1,790,000	1,793,611
	Par	Value
BX Commercial Mortgage Trust, Series 2019-XL, Class B
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 2.82%, 10/15/36 144A †	$ 670,000	$ 671,655
BX Commercial Mortgage Trust, Series 2019-XL, Class D
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 3.19%, 10/15/36 144A †	785,000	786,979
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class A4
3.01%, 01/15/53	1,020,000	1,050,045
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	1,500,000	1,555,439
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class B
3.21%, 04/10/28 144A	850,000	849,528
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 2.69%, 07/25/49 144A †	219,456	218,793
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3
3.50%, 07/25/49 144A † γ	448,326	456,382
CHC Commercial Mortgage Trust, Series 2019-CHC, Class D
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 3.79%, 06/15/34 144A †	1,610,000	1,612,100
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 11.50% Cap), 2.33%, 02/25/35†	62,933	61,321
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class AAB
2.84%, 10/10/49	1,010,000	1,028,051
COMM Mortgage Trust, Series 2012-CR4, Class ASB
2.44%, 10/15/45	413,442	413,440
COMM Mortgage Trust, Series 2013-300P, Class A1
4.35%, 08/10/30 144A	515,000	545,593
COMM Mortgage Trust, Series 2013-CR12, Class A2
2.90%, 10/10/46	71,678	71,630
COMM Mortgage Trust, Series 2013-CR8, Class A5
3.61%, 06/10/46	750,000	781,847
COMM Mortgage Trust, Series 2013-SFS, Class A1
1.87%, 04/12/35 144A	286,068	284,737
COMM Mortgage Trust, Series 2014-CR17, Class ASB
3.60%, 05/10/47	1,348,442	1,386,905

See Notes to Financial Statements.

	Par	Value
COMM Mortgage Trust, Series 2014-UBS3, Class ASB
3.37%, 06/10/47	$ 933,563	$ 955,519
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	367,382	377,334
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	480,000	494,797
COMM Mortgage Trust, Series 2015-CR25, Class ASB
3.54%, 08/10/48	1,160,000	1,201,858
COMM Trust, Series 2013-GAM, Class A1
1.71%, 02/10/28 144A	229,457	228,423
COMM, Series 2015-PC1, Class A4
3.62%, 07/10/50	585,000	614,150
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M1
(Floating, ICE LIBOR USD 1M + 0.77%), 2.56%, 10/25/39 144A †	2,287,298	2,288,989
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4
3.51%, 04/15/50	280,000	294,165
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
1.90%, 01/15/49† IO γ	757,253	64,652
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class A1
2.99%, 03/15/52	923,274	939,173
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A1
(Step to 5.50% on 02/25/20), 5.87%, 10/25/36 STEP	173,746	165,952
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A2
(Step to 5.50% on 02/25/20), 5.89%, 10/25/36 STEP	173,746	165,950
Exantas Capital Corporation, Ltd., Series 2018-RSO6, Class A
(Floating, ICE LIBOR USD 1M + 0.83%, 0.83% Floor), 2.57%, 06/15/35 144A †	103,901	103,408
Fannie Mae Connecticut Avenue Securities, Series 2017-C02
(Floating, ICE LIBOR USD 1M + 1.15%), 2.94%, 09/25/29†	110,736	110,833
Fannie Mae Connecticut Avenue Securities, Series 2017-C04
(Floating, ICE LIBOR USD 1M + 0.85%), 2.64%, 11/25/29†	205,480	205,558
Federal Home Loan Mortgage Corporation
5.50%, 05/01/22	18,878	19,071
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 2.36% Floor, 13.13% Cap), 4.76%, 07/01/27†	3,627	3,739
	Par	Value
2.50%, 11/01/27	$1,100,004	$1,119,298
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 11.02% Cap), 4.03%, 11/01/31†	22,977	24,163
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 10.96% Cap), 4.76%, 04/01/32†	5,065	5,332
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 2.04% Floor, 9.69% Cap), 4.57%, 06/01/33†	351,041	368,504
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 9.48% Cap), 4.03%, 10/01/34†	62,275	65,972
(Floating, ICE LIBOR USD 1Y + 1.75%, 1.75% Floor, 10.73% Cap), 4.59%, 08/01/35†	182,763	191,932
(Floating, ICE LIBOR USD 1Y + 1.35%, 1.35% Floor, 10.37% Cap), 3.76%, 09/01/35†	113,884	117,950
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 10.82% Cap), 3.92%, 10/01/35†	123,102	128,779
4.50%, 07/01/47	94,233	102,705
4.50%, 03/01/49	7,336,351	8,096,390
2.50%, 01/01/50	6,000,000	5,935,772
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 2.24%, 10/15/36†	1,429,174	1,429,226
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	94,589	100,377
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	254,832	271,911
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	306,956	321,679
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	529,217	544,033
Federal Home Loan Mortgage Corporation REMIC, Series 4493
3.00%, 02/15/44	407,913	418,243
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	459,001	475,723
Federal Home Loan Mortgage Corporation REMIC, Series 4904
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 2.19%, 06/15/49†	1,774,475	1,773,774
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2019-HQA4
(Floating, ICE LIBOR USD 1M + 0.77%), 2.56%, 11/25/49 144A †	$1,520,000	$1,520,945
Federal Home Loan Mortgage Corporation STACR Trust, Series 2019-DNA4
(Floating, ICE LIBOR USD 1M + 1.95%), 3.74%, 10/25/49 144A †	800,000	802,114
Federal National Mortgage Association
5.00%, 05/01/21	388	401
5.00%, 11/01/21	552	571
(Floating, Federal Reserve U.S. 12 1Y CMT + 2.03%, 2.03% Floor, 10.74% Cap), 4.50%, 12/01/24 CONV †	5,235	5,306
2.50%, 12/01/27	684,303	693,663
2.50%, 05/01/28	1,211,018	1,227,255
3.00%, 09/01/30	313,592	323,561
3.00%, 02/01/31	1,658,195	1,707,478
3.00%, 04/01/31	27,556	28,416
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 2.22% Floor, 11.69% Cap), 4.24%, 09/01/31†	35,689	37,033
2.50%, 10/01/31	699,630	709,245
2.50%, 11/01/31	1,388,123	1,408,449
2.50%, 01/01/32	12,898	13,074
3.00%, 03/01/32	1,054,253	1,087,797
3.00%, 05/01/32	2,381,020	2,447,822
(Floating, ICE LIBOR USD 1M + 1.31%, 1.31% Floor, 11.27% Cap), 3.31%, 08/01/32†	296,789	301,220
3.00%, 11/01/32	95,017	97,748
3.00%, 12/01/32	1,404,824	1,443,588
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 9.73% Cap), 4.78%, 12/01/32†	271,561	286,299
3.00%, 02/01/33	3,280,989	3,373,252
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 2.41% Floor, 9.37% Cap), 4.86%, 06/01/33†	9,864	10,277
4.00%, 09/01/33	3,808,578	3,984,665
4.00%, 03/01/34	87,833	91,830
4.00%, 05/01/34	942,424	1,010,047
3.00%, 10/01/34	1,646,321	1,688,865
3.00%, 11/01/34	1,738,020	1,801,255
(Floating, ICE LIBOR USD 1Y + 1.66%, 1.66% Floor, 10.09% Cap), 4.65%, 02/01/35†	142,979	149,729
(Floating, ICE LIBOR USD 1Y + 1.61%, 1.61% Floor, 11.11% Cap), 3.86%, 09/01/35†	25,151	25,851
	Par	Value
(Floating, ICE LIBOR USD 1Y + 1.74%, 1.74% Floor, 11.11% Cap), 4.74%, 12/01/35†	$ 4,801	$ 4,856
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 9.51% Cap), 4.40%, 05/01/38†	1,005,259	1,054,330
3.53%, 08/01/42†	226,929	228,792
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 8.41% Cap), 3.32%, 09/01/42†	541,882	555,204
(Floating, ICE LIBOR USD 1Y + 1.70%, 1.70% Floor, 7.72% Cap), 2.71%, 07/01/43†	869,893	886,597
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 8.48% Cap), 3.53%, 07/01/44†	118,250	119,280
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 9.64% Cap), 3.53%, 10/01/44†	82,222	82,891
(Floating, ICE LIBOR USD 1Y + 1.59%, 1.59% Floor, 7.67% Cap), 2.67%, 06/01/45†	1,074,859	1,094,946
4.50%, 03/01/47	322,474	345,740
4.50%, 05/01/47	1,077,667	1,159,004
4.50%, 07/01/47	108,461	116,809
4.50%, 11/01/47	1,204,317	1,295,555
4.50%, 06/01/48	125,958	139,295
4.50%, 11/01/48	404,559	447,390
4.50%, 02/01/49	1,073,677	1,196,749
4.50%, 04/01/49	283,935	315,650
Federal National Mortgage Association ACES, Series 2015-M4
0.39%, 07/25/22† IO γ	16,785,877	117,098
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 7.00% Cap), 2.22%, 10/25/36†	188,591	188,519
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.00% Cap), 2.34%, 10/25/37†	316,138	317,626
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	164,471	175,139
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 2.24%, 07/25/42†	246,131	245,299

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor), 2.09%, 06/25/55†	$ 294,747	$ 293,277
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 2.28%, 03/25/46†	1,386,455	1,385,479
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 2.23%, 07/25/46†	1,828,236	1,824,589
Federal National Mortgage Association REMIC, Series 2019-30
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 2.29%, 07/25/49†	1,785,341	1,782,989
Federal National Mortgage Association REMIC, Series 2019-41
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 2.29%, 08/25/59†	919,925	920,091
Federal National Mortgage Association REMIC, Series 2019-53
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 2.18%, 09/25/49†	2,493,358	2,491,841
FHLMC Multifamily Structured Pass-Through Certificates, Series KIR2
2.75%, 03/25/27	394,957	403,624
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ18
3.07%, 08/25/22	390,000	398,623
FHLMC Multifamily Structured Pass-Through Certificates, Series T-61
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.64%, 07/25/44†	481,661	491,074
FHLMC Structured Pass-Through Certificates, Series T-56
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor, 8.50% Cap), 2.79%, 05/25/43†	433,636	443,554
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
3.84%, 06/25/34† γ	148,023	149,659
Flagstar Mortgage Trust, Series 2018-4, Class A4
4.00%, 07/25/48 144A	863,022	865,111
	Par	Value
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 2.16%, 08/19/34†	$292,242	$293,056
Gosforth Funding PLC, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.45%), 2.36%, 08/25/60 144A †	528,922	528,234
Government National Mortgage Association
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 2.00% Floor, 12.00% Cap), 3.88%, 06/20/21†	357	359
4.00%, 03/20/22†	24,950	25,193
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 4.00%, 01/20/23†	6,075	6,093
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 3.88%, 05/20/24†	15,362	15,711
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.25%, 07/20/25†	20,201	20,784
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.25%, 08/20/25†	6,878	7,079
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 4.13%, 11/20/25†	22,384	22,939
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 4.13%, 12/20/26†	33,836	34,778
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.25%, 07/20/27†	783	810
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 4.13%, 10/20/27†	13,335	13,730
8.50%, 10/15/29	19,218	19,546
8.50%, 04/15/30	2,781	2,789
8.50%, 05/15/30	52,631	54,417
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.88%, 05/20/30†	19,052	19,759
8.50%, 07/15/30	38,593	40,311
8.50%, 11/15/30	6,065	6,300
8.50%, 12/15/30	16,948	18,116
8.50%, 02/15/31	14,123	14,615
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 2.06%, 05/20/37†	$ 98,640	$ 98,551
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 10.50% Cap), 2.37%, 02/20/61†	846,605	847,576
Government National Mortgage Association, Series 2012-102
3.50%, 08/20/39	1,129,077	1,145,880
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 2.02%, 05/20/63†	1,416,341	1,414,899
Government National Mortgage Association, Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor), 2.54%, 02/20/66†	270,796	271,188
Government National Mortgage Association, Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor, 7.50% Cap), 2.54%, 10/20/66†	2,136,309	2,147,655
Government National Mortgage Association, Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 3.63%, 04/20/67†	2,777,902	2,817,094
Government National Mortgage Association, Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 3.63%, 04/20/67†	3,157,850	3,198,977
GPMT, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 2.66%, 11/21/35 144A †	477,693	477,255
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%, 06/10/28 144A	1,850,000	1,870,245
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 10.50% Cap), 2.33%, 11/25/45†	120,789	107,258
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 1.97%, 01/25/37†	352,494	341,920
	Par	Value
GS Mortgage Securities Corporation Trust, Series 2012-ALOH, Class A
3.55%, 04/10/34 144A	$ 680,000	$ 695,588
GS Mortgage Securities Corporation Trust, Series 2017-500K, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 2.44%, 07/15/32 144A †	1,500,000	1,499,430
GS Mortgage Securities Corporation Trust, Series 2019-SOHO, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 2.64%, 06/15/36 144A †	536,000	536,603
GS Mortgage Securities Trust, Series 2011-GC5, Class AS
5.21%, 08/10/44 144A	410,000	425,397
GS Mortgage Securities Trust, Series 2013-GC12, Class A3
2.86%, 06/10/46	1,342,000	1,363,934
GS Mortgage Securities Trust, Series 2013-GC13, Class AAB
3.72%, 07/10/46	1,860,557	1,905,933
GS Mortgage Securities Trust, Series 2013-GC14, Class A3
3.53%, 08/10/46	23,017	23,103
GS Mortgage Securities Trust, Series 2019-GC38, Class A2
3.87%, 02/10/52	373,644	395,073
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
4.77%, 09/25/34† γ	176,783	184,808
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.27%, 09/25/35† γ	72,197	74,321
Hawaii Hotel Trust, Series 2019-MAUI, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 2.89%, 05/15/38 144A †	859,000	859,593
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.76%, 05/25/53(U) 144A †	1,341,674	1,783,750
Holmes Master Issuer PLC, Series 2018-2A, Class A2
(Floating, ICE LIBOR USD 3M + 0.42%), 2.42%, 10/15/54 144A †	2,948,263	2,948,133
Impac CMB Trust, Series 2003-1, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.40% Floor, 11.95% Cap), 2.59%, 03/25/33†	40,526	40,498

See Notes to Financial Statements.

	Par	Value
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 1.98%, 09/25/46†	$ 447,912	$ 430,424
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, ICE LIBOR USD 1M + 0.27%, 0.27% Floor), 2.06%, 06/25/37†	193,306	190,261
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4
3.48%, 06/15/45	1,263,294	1,288,449
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4FX
3.48%, 06/15/45 144A	771,477	786,839
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class D
4.52%, 07/05/32 144A † γ	610,000	635,950
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB
2.55%, 04/15/46	891,371	897,020
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	190,000	202,274
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A
(Floating, ICE LIBOR USD 1M + 0.96%, 0.96% Floor), 2.70%, 07/15/36 144A †	1,710,000	1,711,394
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
4.61%, 02/25/35† γ	28,442	28,738
JP Morgan Mortgage Trust, Series 2016-2, Class A1
2.83%, 06/25/46 144A † γ	660,448	662,528
JP Morgan Mortgage Trust, Series 2017-1, Class A4
3.50%, 01/25/47 144A	790,601	800,447
JP Morgan Mortgage Trust, Series 2017-1, Class A5
3.50%, 01/25/47 144A	684,438	692,928
JP Morgan Mortgage Trust, Series 2017-3, Class 1A6
3.00%, 08/25/47 144A	1,680,476	1,696,689
JP Morgan Mortgage Trust, Series 2017-5, Class A1A
3.00%, 10/26/48 144A	1,554,038	1,560,782
JP Morgan Mortgage Trust, Series 2017-6, Class A6
3.00%, 12/25/48 144A	288,653	291,785
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	342,324	353,395
	Par	Value
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	$1,500,000	$1,557,051
KNDL Mortgage Trust, Series 2019-KNSQ, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 2.54%, 05/15/36 144A †	409,000	409,197
KNDL Mortgage Trust, Series 2019-KNSQ, Class D
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 3.09%, 05/15/36 144A †	136,000	136,073
Lanark Master Issuer PLC, Series 2018-2A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.42%), 2.32%, 12/22/69†	931,600	930,977
Lanark Master Issuer PLC, Series 2019-1A, Class 1A1
(Floating, ICE LIBOR USD 3M + 0.77%), 2.67%, 12/22/69 144A †	1,681,333	1,686,437
LSTAR Commercial Mortgage Trust, Series 2017-5, Class A1
2.42%, 03/10/50 144A	642,234	641,608
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.17%, 0.17% Floor, 10.50% Cap), 1.96%, 12/25/36†	422,621	414,215
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
3.81%, 12/25/33† γ	100,013	102,285
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 2A1
4.00%, 02/25/36† γ	189,864	192,155
MF1, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 2.92%, 12/25/34 144A †	1,900,000	1,905,328
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class ASB
3.82%, 10/15/46	1,065,918	1,095,586
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3
3.77%, 11/15/46	545,000	571,357
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AAB
2.66%, 05/15/46	201,802	203,304
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	503,976	518,497
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	2,000,000	2,040,729
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class ASB
3.38%, 10/15/48	$ 825,000	$ 853,722
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.73%, 12/15/49† IO γ	1,941,920	78,266
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%, 07/13/29 144A	815,000	827,164
Morgan Stanley Capital I Trust, Series 2018-H4, Class A4
4.31%, 12/15/51	249,000	280,873
National Rmbs Trust, Series 2012-2, Class A1
(Floating, Australian BBSW 1M + 1.10%), 1.95%, 06/20/44(A) †	106,643	75,158
NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A
(Floating, ICE LIBOR USD 1M + 0.53%, 0.53% Floor, 8.00% Cap), 2.24%, 03/09/21†	482,523	483,869
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A	1,494,126	1,561,657
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A	1,504,653	1,578,393
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A
4.00%, 12/25/57 144A † γ	1,801,074	1,877,314
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1
2.75%, 07/25/59 144A	1,851,423	1,864,772
Permanent Master Issuer PLC, Series 2018-1A, Class 1A1
(Floating, ICE LIBOR USD 3M + 0.38%), 2.37%, 07/15/58 144A †	830,000	830,103
PFP, Ltd., Series 2019-5, Class A
(Floating, ICE LIBOR USD 1M + 0.97%, 0.97% Floor), 2.71%, 04/14/36 144A †	314,471	315,571
PFP, Ltd., Series 2019-6, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.96%, 04/14/37 144A †	2,000,000	2,003,002
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	5,062	5,253
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.60%, 08/20/56(U) †	875,608	1,162,591
Seasoned Credit Risk Transfer Trust Series, Series 2019-4, Class MA
3.00%, 02/25/59	1,099,673	1,121,674
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	542,090	562,234
	Par	Value
Sequoia Mortgage Trust 2017-CH1 A2
3.50%, 08/25/47 144A	$ 497,265	$ 503,510
Sequoia Mortgage Trust, Series 2017-CH2, Class A10
4.00%, 12/25/47 144A	194,904	196,505
Silverstone Master Issuer PLC, Series 2019-1A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.57%), 2.54%, 01/21/70 144A †	183,000	183,130
STACR Trust, Series 2018-DNA2, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%), 2.59%, 12/25/30 144A †	902,084	902,862
STACR Trust, Series 2018-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 1.65%), 3.44%, 04/25/43 144A †	1,561,941	1,567,489
STACR Trust, Series 2018-HRP2, Class M2
(Floating, ICE LIBOR USD 1M + 1.25%), 3.04%, 02/25/47 144A †	2,200,000	2,204,219
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
0.49%, 09/25/34	62,813	60,087
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor, 11.00% Cap), 2.01%, 07/19/35†	43,789	43,568
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor, 10.50% Cap), 2.07%, 02/25/36†	332,111	321,390
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.73% on 02/25/20), 6.01%, 07/25/37 STEP	241,940	161,592
TORRENS Trust, Series 2013-1, Class A
(Floating, Australian BBSW 1M + 0.95%), 1.79%, 04/12/44(A) †	543,459	381,206
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.81%, 10/20/51(U) 144A †	1,777,854	2,364,617
UBS Commercial Mortgage Trust, Series 2017-C1, Class A4
3.46%, 06/15/50	500,000	530,724
UBS Commercial Mortgage Trust, Series 2019-C18, Class A4
3.04%, 12/15/52	330,000	339,414

See Notes to Financial Statements.

	Par	Value
Uniform Mortgage Backed Securities
2.50%, 01/01/35 TBA	$ 4,350,000	$ 4,390,102
4.00%, 01/01/35 TBA	545,000	568,503
4.50%, 01/01/35 TBA	510,000	526,376
4.00%, 01/01/50 TBA	10,500,000	10,921,641
3.00%, 02/01/50 TBA	14,300,000	14,490,876
4.00%, 02/01/50 TBA	38,980,000	40,562,040
4.00%, 03/01/50 TBA	5,000,000	5,201,486
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.64%, 06/25/42†	6,821	6,796
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A
4.41%, 08/25/33† γ	134,891	137,679
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor, 10.50% Cap), 2.10%, 01/25/45†	277,008	273,173
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 2.98%, 01/25/47†	280,940	274,643
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 3.22%, 06/25/46†	563,773	564,900
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.87%, 02/25/37† γ	215,466	201,646
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 2A1
3.44%, 05/25/37† γ	235,414	200,246
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2A1
3.61%, 07/25/37† γ	673,109	616,651
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 3.08%, 05/25/47†	44,698	4,332
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB
3.48%, 08/15/50	926,236	951,206
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4
3.17%, 02/15/48	500,000	518,613
	Par	Value
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 3.29%, 01/15/59 144A †	$2,000,000	$ 2,048,444
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class AFL
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 3.19%, 06/15/44 144A †	2,574,338	2,593,722
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%, 11/15/44	1,000,000	1,018,487
WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AFL
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 2.74%, 08/15/45 144A †	527,493	529,857
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	708,367	722,905
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class ASB
3.52%, 03/15/47	585,522	599,920
Total Mortgage-Backed Securities (Cost $265,809,018)		266,501,450
MUNICIPAL BONDS — 0.4%
North Texas Higher Education Authority, Inc.
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor, 15.00% Cap), 3.01%, 04/01/40†	1,479,576	1,488,387
South Carolina Public Service Authority
2.39%, 12/01/23	385,000	385,993
3.72%, 12/01/23	326,000	340,400
State of California, General Obligation, Series C
(Floating, ICE LIBOR USD 1M + 0.00%), 2.54%, 04/01/47†	1,500,000	1,505,880
Total Municipal Bonds (Cost $3,655,918)		3,720,660
U.S. TREASURY OBLIGATIONS — 22.5%
U.S. Treasury Bills
1.88%, 01/23/20Ω	4,300,000	4,296,325
1.50%, 02/20/20Ω	395,000	394,188
1.91%, 05/21/20Ω	9,000,000	8,946,756
1.56%, 07/16/20Ω	1,100,000	1,090,830
1.71%, 08/13/20Ω	2,000,000	1,981,053
1.49%, 12/03/20Ω	2,750,000	2,712,048
		19,421,200
U.S. Treasury Inflationary Index Bonds
0.63%, 04/15/23Δ	8,342,040	8,491,190
0.38%, 07/15/25	3,798,165	3,876,258
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
0.75%, 07/15/28	$ 7,689,150	$ 8,091,494
0.88%, 01/15/29‡‡	3,159,458	3,356,050
		23,814,992
U.S. Treasury Notes
1.38%, 10/31/20	2,405,000	2,399,645
2.50%, 01/31/21‡‡	1,000,000	1,009,297
1.75%, 07/31/21	63,600,000	63,763,969
1.50%, 11/30/21Δ	48,851,000	48,792,799
1.50%, 08/15/22‡‡	13,700,000	13,672,439
1.50%, 09/15/22	13,149,644	13,121,400
1.38%, 10/15/22	20,400,000	20,278,875
1.63%, 11/15/22	14,655,000	14,667,880
1.50%, 10/31/24	850,000	843,061
1.50%, 11/30/24Δ	1,595,000	1,582,352
		180,131,717
Total U.S. Treasury Obligations (Cost $222,375,793)		223,367,909

	Shares
MONEY MARKET FUNDS — 7.8%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø ∞	21,271,649	21,271,649
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø §	55,958,919	55,958,919
Northern Institutional U.S. Government Portfolio (Shares), 1.48%Ø	605,846	605,846
Total Money Market Funds (Cost $77,836,414)		77,836,414

	Par
REPURCHASE AGREEMENTS — 1.2%
Citigroup Global Markets, Inc.
1.55% (dated 12/31/19, due 1/02/2020, repurchase price $5,900,508, collateralized by U.S. Treasury Notes, 2.000%, due 8/15/2025, total market value $6,019,694)	$5,900,000	5,900,000

1.59% (dated 12/31/19, due 1/03/2020, repurchase price $6,000,795, collateralized by U.S. Treasury Notes, 2.500%, due 8/15/2023, total market value $6,127,623)	6,000,000	6,000,000
Total Repurchase Agreements (Cost $11,900,000)		11,900,000
TOTAL INVESTMENTS —113.5% (Cost $1,122,268,167)		1,128,979,478

	Number of Contracts	Notional Amount	Value
WRITTEN OPTIONS — (0.0)%
Call Swaptions — (0.0)%
Sell Protection on Markit CDX.NA.IG.33 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2024 USD, Strike Price $0.45, Expires 01/15/20 (CS)	1	$(29,000,000)	$(14,715)
Sell Protection on Markit CDX.NA.IG.33 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2024 USD, Strike Price $0.48, Expires 01/15/20 (DEUT)	1	(17,300,000)	(22,137)
Sell Protection on Markit CDX.NA.IG.33 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2024 USD, Strike Price $0.48, Expires 02/19/20 (BNP)	1	(1,400,000)	(2,280)
			(39,132)
Put Swaptions — (0.0)%
Sell Protection on Markit CDX.NA.IG.33 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2024 USD, Strike Price $0.80, Expires 02/19/20 (BNP)	1	(1,400,000)	(175)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Sell Protection on Markit CDX.NA.IG.33 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2024 USD, Strike Price $0.90, Expires 01/15/20 (CS)	1	$(5,600,000)	$ (69)
			(244)
Total Written Options (Premiums received $ (20,692))			(39,376)

	Par	Value
TBA SALE COMMITMENT — (0.6)%
Uniform Mortgage Backed Securities 2.50%, 01/01/50 TBA (Proceeds $(5,924,063))	(6,000,000)	$ (5,933,203)
Liabilities in Excess of Other Assets — (12.9)%		(128,303,137)
NET ASSETS — 100.0%		$ 994,703,762
Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	03/2020	(65)	$ (9,743,031)	$ 50,031
Euro-Bund	03/2020	(9)	(1,721,148)	10,464
Euro-Schatz	03/2020	37	4,644,382	(2,897)
10-Year Commonwealth Treasury Bond	03/2020	137	13,743,962	(272,628)
10-Year U.S. Treasury Note	03/2020	(28)	(3,595,813)	37,119
U.S. Treasury Long Bond	03/2020	3	467,719	(10,475)
Ultra 10-Year U.S. Treasury Note	03/2020	(52)	(7,316,562)	83,140
Ultra Long U.S. Treasury Bond	03/2020	(25)	(4,541,406)	129,879
Long GILT	03/2020	(32)	(5,568,831)	32,986
2-Year U.S. Treasury Note	03/2020	1,321	284,675,500	(105,311)
5-Year U.S. Treasury Note	03/2020	(467)	(55,390,578)	107,198
90-Day Bank Acceptance	12/2020	107	20,195,112	(40,962)
Total Futures Contracts outstanding at December 31, 2019			$235,849,306	$ 18,544
Forward Foreign Currency Contracts outstanding at December 31, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/10/20	Euro	2,083,000	U.S. Dollars	2,312,059	BNP	$ 25,942
02/10/20	U.S. Dollars	6,196,299	Japanese Yen	669,600,000	MSCS	19,357
03/18/20	Norwegian Kroner	7,225,050	Canadian Dollars	1,050,000	BOA	14,337
03/18/20	Norwegian Kroner	7,196,233	Canadian Dollars	1,050,000	JPM	11,053
03/18/20	New Zealand Dollars	1,226,824	Australian Dollars	1,170,000	JPM	4,192
03/18/20	Norwegian Kroner	7,130,996	Canadian Dollars	1,050,000	MSCS	3,621
03/18/20	Canadian Dollars	1,050,000	Norwegian Kroner	7,076,580	MSCS	2,578
01/10/20	Japanese Yen	347,100,000	U.S. Dollars	3,196,133	UBS	190
Subtotal Appreciation						$ 81,270
02/14/20	U.S. Dollars	182	Euro	163	CIBC	$ (2)
01/16/20	U.S. Dollars	53,625	Mexican Pesos	1,035,165	HSBC	(985)
03/18/20	Australian Dollars	2,330,000	New Zealand Dollars	2,434,279	BOA	(2,362)
02/05/20	U.S. Dollars	186,054	Euro	168,000	RBS	(2,823)
02/05/20	U.S. Dollars	187,133	Euro	169,000	HSBC	(2,868)
02/05/20	U.S. Dollars	232,660	Euro	210,000	MSCS	(3,437)
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/05/20	U.S. Dollars	100,443	Australian Dollars	148,000	NAB	$ (3,512)
01/10/20	U.S. Dollars	235,373	Australian Dollars	343,000	RBS	(5,391)
01/10/20	U.S. Dollars	314,921	Canadian Dollars	417,000	HSBC	(6,224)
02/05/20	U.S. Dollars	906,111	Euro	818,000	TD	(13,540)
02/05/20	U.S. Dollars	1,125,095	Euro	1,015,000	JPM	(16,037)
03/18/20	Canadian Dollars	2,100,000	Norwegian Kroner	14,344,473	JPM	(16,640)
01/31/20	U.S. Dollars	4,457,543	Euro	4,004,000	NAB	(42,665)
02/14/20	U.S. Dollars	5,121,438	Euro	4,595,837	MSCS	(48,327)
02/05/20	U.S. Dollars	4,837,956	Euro	4,363,000	CIBC	(67,225)
01/10/20	U.S. Dollars	5,421,956	British Pounds	4,187,000	BNP	(125,791)
01/16/20	U.S. Dollars	7,935,517	Mexican Pesos	153,164,835	UBS	(144,760)
01/10/20	U.S. Dollars	12,909,946	Euro	11,681,000	GSC	(201,042)
03/23/20	U.S. Dollars	8,399,898	Canadian Dollars	11,168,000	HSBC	(202,944)
02/05/20	U.S. Dollars	11,713,512	Euro	10,601,000	CITI	(204,853)
Subtotal Depreciation						$(1,111,428)
Total Forward Foreign Currency Contracts outstanding at December 31, 2019						$(1,030,158)
Swap Agreements outstanding at December 31, 2019:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.5% due 10/28/2027 (Pay Quarterly)	(1.00)%	6/20/2024	MS	USD	1,600,000	$(50,530)	$(35,993)	$(14,537)
						$(50,530)	$(35,993)	$(14,537)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.32 Index (Pay Quarterly)	(1.00)%	6/20/2024	USD	17,100,000	$(451,422)	$(334,704)	$(116,718)
					$(451,422)	$(334,704)	$(116,718)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1.56% (Semiannually)	3-Month LIBOR (Quarterly)	11/22/2021	USD	7,300,000	$ 20,473	$ —	$ 20,473
1.63% (Semiannually)	3-Month LIBOR (Quarterly)	1/6/2030	USD	3,400,000	89,059	(17,827)	106,886
Subtotal Appreciation					$ 109,532	$ (17,827)	$ 127,359
3-Month CDOR (Semiannually)	1.77% (Semiannually)	11/20/2021	CAD	9,000,000	$ (30,468)	$ —	$ (30,468)
3-Month LIBOR (Quarterly)	1.65% (Semiannually)	12/24/2024	USD	5,700,000	(24,786)	—	(24,786)
3-Month CDOR (Semiannually)	2.50% (Semiannually)	6/19/2029	CAD	8,700,000	205,312	569,244	(363,932)
2.75% (Semiannually)	3-Month LIBOR (Quarterly)	12/18/2029	USD	12,500,000	(970,991)	(878,595)	(92,396)
Subtotal Depreciation					$(820,933)	$(309,351)	$(511,582)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2019					$(711,401)	$(327,178)	$(384,223)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 11,286,244	$ —	$ 11,286,244	$ —
Asset-Backed Securities	153,705,191	—	153,705,191	—
Corporate Bonds	227,332,739	—	227,332,739	—
Foreign Bonds	153,328,871	—	153,328,871	—
Money Market Funds	77,836,414	77,836,414	—	—
Mortgage-Backed Securities	266,501,450	—	266,501,450	—
Municipal Bonds	3,720,660	—	3,720,660	—
Repurchase Agreements	11,900,000	—	11,900,000	—
U.S. Treasury Obligations	223,367,909	—	223,367,909	—
Total Assets - Investments in Securities	$1,128,979,478	$77,836,414	$1,051,143,064	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 81,270	$ —	$ 81,270	$ —
Futures Contracts	450,817	450,817	—	—
Swap Agreements	127,359	—	127,359	—
Total Assets - Other Financial Instruments	$ 659,446	$ 450,817	$ 208,629	$ —
Liabilities:
Investments in Securities:
TBA Sale Commitment	$ (5,933,203)	$ —	$ (5,933,203)	$ —
Written Options:
Call Swaptions	(39,132)	—	(39,132)	—
Put Swaptions	(244)	—	(244)	—
Total Written Options	(39,376)	—	(39,376)	—
Total Liabilities - Investments in Securities	$ (5,972,579)	$ —	$ (5,972,579)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (1,111,428)	$ —	$ (1,111,428)	$ —
Futures Contracts	(432,273)	(432,273)	—	—
Swap Agreements	(642,837)	—	(642,837)	—
Total Liabilities - Other Financial Instruments	$ (2,186,538)	$ (432,273)	$ (1,754,265)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with a dollar-weighted effective duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) that normally varies, in years, between +/- 30% of the duration of the Fund’s benchmark index, the Bloomberg Barclays US Aggregate Bond Index. The average dollar weighted effective duration at the end of the reporting period was 6.46 years. The Investor Class of the Fund outperformed its benchmark for the one-year period ended December 31, 2019 (9.58% versus 8.72%).
The Fund maintained an overweight to credit, both high yield and investment grade and local currency emerging markets debt throughout the year, all of which were additive to performance. Credit spreads narrowed after widening in the fourth quarter of 2019, and rates in select emerging markets fell thus supporting local debt markets. Tactical U.S. yield curve positioning contributed as well, and the Fund maintained a yield advantage versus its benchmark, which was beneficial. Outperformance was partially offset by an overweight to mortgages and exposure to out of benchmark asset-backed securities both of which lagged the more traditional risk-on sectors and U.S. Treasuries, which benefited from lower rates.
Other strategies involving derivatives were utilized during 2019. U.S. Treasury futures contracts, options on U.S. Treasuries, euro-futures and interest rate swaps were used for the common purposes of managing both U.S. and non-U.S. duration, implementing yield curve positioning strategies and expressing cross-sector views. Overall, on a net basis, these positions had a positive impact on performance. In an effort to better manage credit risks from a synthetic perspective, credit default swaps were utilized on a very modest basis and were a positive contributor to performance. Currency forward and futures contracts were included in the Fund to hedge foreign currency risk and to express active currency views. Both were additive to performance. Interest rate swaps were used to express interest rate views during the year and were a detractor to the performance of the Fund. Swaptions were also used to manage portfolio duration along with credit risk and were a positive contributor to performance. German Bund futures and options were used to adjust exposure to non-U.S. developed market yield curves. In aggregate, these positions detracted during the period.
During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed-income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Mortgage-Backed Securities	45.0
Corporate Bonds	25.0
U.S. Treasury Obligations	15.1
Foreign Bonds	14.4
Asset-Backed Securities	5.7
Money Market Funds	4.4
Repurchase Agreements	1.5
Agency Obligations	0.8
Loan Agreements	0.7
Municipal Bonds	0.6
Purchased Options	—**
Written Options	(0.1)
TBA Sale Commitments	(4.6)
108.5
**Rounds to less than 0.1%
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	9.81%	9.58%	8.72%
Five Year	3.30%	3.02%	3.05%
Ten year	4.35%	4.14%	3.74%
Since Inception	4.99%	4.85%	4.50%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	0.39%	0.66%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the Bloomberg Barclays US Aggregate Bond Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Par	Value
AGENCY OBLIGATIONS — 0.8%
Federal Home Loan Bank
2.13%, 02/11/20	$ 270,000	$ 270,145
3.38%, 12/08/23	200,000	212,534
Federal Home Loan Bank Discount Notes
1.54%, 01/29/20Ω	2,400,000	2,397,060
1.54%, 02/07/20Ω	100,000	99,838
1.54%, 02/10/20Ω	5,300,000	5,290,784
1.54%, 02/14/20Ω	1,000,000	998,079
1.56%, 03/18/20Ω	900,000	896,958
Federal National Mortgage Association
1.88%, 09/24/26	1,500,000	1,498,258
6.25%, 05/15/29	500,000	676,705
6.63%, 11/15/30	670,000	955,927
Tennessee Valley Authority
3.88%, 02/15/21	1,000,000	1,022,337
Total Agency Obligations (Cost $14,118,863)		14,318,625
ASSET-BACKED SECURITIES — 5.7%
Academic Loan Funding Trust, Series 2012-1A, Class A2
(Floating, ICE LIBOR USD 1M + 1.10%), 2.89%, 12/27/44 144A †	230,983	232,118
Access Group, Inc., Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 2.49%, 07/25/56 144A †	232,201	227,337
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 2.24%, 01/25/36†	2,900,000	2,867,321
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.01%), 2.95%, 04/30/31 144A †	710,000	704,583
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 3.15%), 5.12%, 04/20/31 144A †	750,000	730,266
Ballyrock CLO, Ltd., Series 2019-2A, Class A1B
(Floating, ICE LIBOR USD 3M + 1.75%, 1.75% Floor), 3.65%, 11/20/30 144A †	500,000	500,369
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	1,008,349	748,223
	Par	Value
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	$2,095,192	$1,575,636
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 3.25%, 07/15/29 144A †	1,400,000	1,400,351
BlueMountain CLO, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.33%), 3.33%, 04/13/27 144A †	347,171	347,286
BlueMountain CLO, Ltd., Series 2016-1A, Class CR
(Floating, ICE LIBOR USD 3M + 1.85%), 3.82%, 04/20/27 144A †	800,000	760,646
BSPRT Issuer, Ltd., Series 2018-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.79%, 09/15/35 144A †	2,600,000	2,603,068
Capital Auto Receivables Asset Trust, Series 2017-1, Class A3
2.02%, 08/20/21 144A	1,366,533	1,366,326
CarMax Auto Owner Trust, Series 2017-2, Class A3
1.93%, 03/15/22	1,406,831	1,406,419
Carrington Mortgage Loan Trust, Series 2005-OPT2, Class M4
(Floating, ICE LIBOR USD 1M + 0.98%, 0.65% Floor), 2.77%, 05/25/35†	2,700,000	2,710,874
Catamaran CLO, Ltd., Series 2013-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.85%), 2.79%, 01/27/28 144A †	1,600,000	1,594,968
Chapel BV, Series 2007, Class A2
(Floating, 0.36% - Euribor 3M), 0.00%, 07/17/66(E) †	102,636	115,291
Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7
3.96%, 10/13/30	850,000	944,541
Community Funding CLO, Series 2015-1A, Class A
5.75%, 11/01/27 144A STEP	846,785	858,965
Countrywide Asset-Backed Certificates, Series 2006-1, Class AV3
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 2.09%, 07/25/36†	476,219	476,835
Credit Suisse European Mortgage Capital, Ltd., Series 2019-1OTF, Class A
(Floating, ICE LIBOR USD 3M + 2.90%), 5.00%, 08/09/24 144A †	1,000,000	999,343

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.50% Floor), 2.54%, 03/25/34†	$ 311,408	$ 313,482
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 16.00% Cap), 1.98%, 12/15/35†	47,452	46,203
CWHEQ Revolving Home Equity Loan Trust, Series 2006-E, Class 2A
(Floating, ICE LIBOR USD 1M + 0.14%, 0.14% Floor, 16.00% Cap), 1.88%, 07/15/36†	146,424	141,273
Drive Auto Receivables Trust, Series 2019-2, Class A2A
2.93%, 03/15/22	1,583,073	1,584,783
Drive Auto Receivables Trust, Series 2019-2, Class A2B
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor), 2.02%, 03/15/22†	1,583,073	1,583,112
Dryden 75 CLO, Ltd., Series 2019-75A, Class AR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 3.20%, 07/15/30 144A †	250,000	249,418
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.20%), 2.99%, 12/27/66 144A †	1,494,416	1,493,157
ECMC Group Student Loan Trust, Series 2018-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.75%), 2.54%, 02/27/68 144A †	2,664,133	2,619,752
Edsouth Indenture No. 7 LLC, Series 2014-3, Class A
(Floating, ICE LIBOR USD 1M + 0.60%), 2.39%, 02/25/36 144A †	602,505	590,569
EFS Volunteer No. 3 LLC, Series 2012-1, Class A3
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 2.79%, 04/25/33 144A †	1,154,497	1,149,673
Federal National Mortgage Association Grantor Trust, Series 2017-T1
2.90%, 06/25/27	99,805	102,627
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, ICE LIBOR USD 1M + 0.41%, 0.41% Floor), 2.21%, 02/27/35 144A †	505,733	487,654
	Par	Value
Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A
4.06%, 11/15/30	$ 700,000	$ 763,920
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 1A1
7.00%, 09/25/37† γ	2,600	2,584
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 2A1
7.00%, 09/25/37	57,330	57,712
Golden Credit Card Trust, Series 2017-2A, Class A
1.98%, 04/15/22 144A	500,000	499,978
Golub Capital Partners CLO 45M, Ltd., Series 2019-45A, Class A
(Floating, ICE LIBOR USD 3M + 1.72%, 1.72% Floor), 3.85%, 10/20/31 144A †	250,000	250,197
GSAMP Trust, Series 2007-HS1, Class A1
(Floating, ICE LIBOR USD 1M + 0.85%, 0.85% Floor), 2.64%, 02/25/47†	49,810	49,958
Halcyon Loan Advisors Funding, Ltd., Series 2015-2A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 3.02%, 07/25/27 144A †	611,419	610,734
Halsey Point CLO I, Ltd., Series 2019-1A, Class A1A1
(Floating, ICE LIBOR USD 3M + 1.35%, 1.35% Floor), 3.26%, 01/20/33 144A †	820,000	824,634
Hertz Vehicle Financing II LP, Series 2018-1A, Class A
3.29%, 02/25/24 144A	1,550,000	1,587,580
Higher Education Funding I, Series 2014-1, Class A
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 2.96%, 05/25/34 144A †	940,450	940,066
Jackson Mill CLO, Ltd., Series 2015-1A, Class DR
(Floating, ICE LIBOR USD 3M + 2.80%, 2.80% Floor), 4.80%, 04/15/27 144A †	750,000	750,994
KKR CLO, Ltd., Series 21, Class A
(Floating, ICE LIBOR USD 3M + 1.00%), 3.00%, 04/15/31 144A †	550,000	545,404
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 2.84%, 06/15/36 144A †	1,450,000	1,457,340
LCM XXIII, Ltd., Series 23A, Class A1
(Floating, ICE LIBOR USD 3M + 1.40%), 3.37%, 10/20/29 144A †	1,000,000	1,001,333

See Notes to Financial Statements.

	Par	Value
LP Credit Card ABS Master Trust, Series 2018-1, Class A
(Floating, ICE LIBOR USD 1M + 1.55%), 3.82%, 08/20/24 144A †	$1,474,931	$1,460,022
Madison Park Funding XXX, Ltd., Series 2018-30A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%, 0.75% Floor), 2.75%, 04/15/29 144A †	2,750,000	2,717,136
Magnetite VIII, Ltd., Series 2014-8A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.85%, 1.85% Floor), 3.85%, 04/15/31 144A †	500,000	485,160
Marlette Funding Trust, Series 2018-2A, Class A
3.06%, 07/17/28 144A	296,845	297,033
Midocean Credit Clo VII, Series 2017-7A, Class B
(Floating, ICE LIBOR USD 3M + 1.90%), 3.90%, 07/15/29 144A †	1,500,000	1,501,648
Mill City Mortgage Loan Trust, Series 2017-2, Class A3
2.88%, 07/25/59 144A † γ	377,678	381,307
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 2.47%, 10/25/35†	458,295	451,696
Montana Higher Education Student Assistance Corporation, Series 2012-1, Class A3
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.81%, 07/20/43†	300,000	299,005
NADG NNN Operating LP, Series 2019-1, Class A
3.37%, 12/28/49 144A	890,000	890,000
Navient Student Loan Trust, Series 2016-6A, Class A3
(Floating, ICE LIBOR USD 1M + 1.30%), 3.09%, 03/25/66 144A †	6,000,000	6,053,402
Navient Student Loan Trust, Series 2016-7A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%), 2.95%, 03/25/66 144A †	422,258	421,432
Navient Student Loan Trust, Series 2017-1A, Class A3
(Floating, ICE LIBOR USD 1M + 1.15%), 2.94%, 07/26/66 144A †	520,000	520,794
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 2.84%, 12/27/66 144A †	1,415,574	1,408,771
	Par	Value
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 2.97%, 04/15/31 144A †	$ 700,000	$ 693,278
OHA Loan Funding, Ltd., Series 2015-1A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.34%, 1.34% Floor), 3.19%, 11/15/32 144A †	1,170,000	1,169,652
Orec, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 2.92%, 06/15/36 144A †	750,000	750,655
OZLM VII, Ltd., Series 2014-7RA, Class A2R
(Floating, ICE LIBOR USD 3M + 1.60%, 1.60% Floor), 3.60%, 07/17/29 144A †	1,250,000	1,231,464
OZLM XV, Ltd., Series 2016-15A, Class B
(Floating, ICE LIBOR USD 3M + 2.70%), 4.67%, 01/20/29 144A †	1,000,000	991,121
Panhandle-Plains Higher Education Authority, Inc., Series 2010-2, Class A1
(Floating, ICE LIBOR USD 3M + 1.13%, 18.00% Cap), 3.23%, 10/01/35†	219,053	218,560
Park Place Securities, Inc. Asset-Backed Pass-Through Trust Certificates, Series 2005-WCH1, Class M3
(Floating, ICE LIBOR USD 1M + 0.84%, 0.56% Floor), 2.63%, 01/25/36†	10,319	10,349
Penarth Master Issuer PLC, Series 2018-2A, Class A1
(Floating, ICE LIBOR USD 1M + 0.45%), 2.19%, 09/18/22 144A †	1,600,000	1,600,558
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 2.34%, 05/25/57 144A †	601,344	589,972
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 2.94%, 09/25/65 144A †	556,425	556,032
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.95%), 2.74%, 11/25/65 144A †	1,186,748	1,175,944
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
RAMP Trust, Series 2005-EFC6, Class M2
(Floating, ICE LIBOR USD 1M + 0.65%, 0.43% Floor, 14.00% Cap), 2.44%, 11/25/35†	$1,151,292	$1,154,928
Ready Capital Mortgage Financing, Series 2018-FL2, Class A
(Floating, ICE LIBOR USD 1M + 0.85%), 2.64%, 06/25/35 144A †	204,998	205,189
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.53% Floor, 10.28% Cap), 2.59%, 03/25/35†	263,387	257,270
SBA Small Business Investment Cos., Series 2018-10B, Class 1
3.55%, 09/10/28	195,727	203,787
SBA Small Business Investment Cos., Series 2019-10A, Class 1
3.11%, 03/10/29	445,178	462,264
Scholar Funding Trust, Series 2010-A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%), 2.69%, 10/28/41 144A †	223,578	220,091
SLC Student Loan Trust, Series 2005-3, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 2.01%, 06/15/29†	538,400	533,745
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1
3.50%, 10/28/29 144A	54,357	54,108
SLM Student Loan Trust, Series 2003-10A, Class A3
(Floating, ICE LIBOR USD 3M + 0.47%), 2.36%, 12/15/27 144A †	1,905,703	1,904,138
SLM Student Loan Trust, Series 2003-7A, Class A5A
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 3.09%, 12/15/33 144A †	722,243	713,430
SLM Student Loan Trust, Series 2005-4, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 2.06%, 01/25/27†	93,877	93,144
SLM Student Loan Trust, Series 2005-5, Class A4
(Floating, ICE LIBOR USD 3M + 0.14%, 0.14% Floor), 2.08%, 10/25/28†	635,515	629,141
SLM Student Loan Trust, Series 2007-1, Class A5
(Floating, ICE LIBOR USD 3M + 0.09%), 2.03%, 01/26/26†	1,749,236	1,744,086
SoFi Consumer Loan Program, Series 2017-4, Class A
2.50%, 05/26/26 144A	272,392	272,899
Sound Point Clo XX, Ltd., Series 2018-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 3.04%, 07/26/31 144A †	500,000	495,863
	Par	Value
Soundview Home Loan Trust, Series 2006-OPT2, Class A3
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 1.97%, 05/25/36†	$ 209,854	$ 210,210
Specialty Underwriting & Residential Finance Trust, Series 2004-BC3, Class M1
(Floating, ICE LIBOR USD 1M + 0.93%, 0.62% Floor), 2.72%, 07/25/35†	1,441,575	1,441,754
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, ICE LIBOR USD 1M + 0.78%, 0.52% Floor), 2.57%, 02/25/35 144A †	2,700,000	2,714,884
TIAA CLO II, Ltd., Series 2017-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.28%), 3.25%, 04/20/29 144A †	3,950,000	3,954,029
TPG Real Estate Finance Issuer, Ltd., Series 2018-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.13%), 2.87%, 11/15/37 144A †	1,150,000	1,151,006
Tralee CLO VI, Ltd., Series 2019-6A, Class AS
(Floating, ICE LIBOR USD 3M + 1.30%), 3.32%, 10/25/32 144A †	620,000	618,853
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 2.89%, 04/15/29 144A †	2,690,000	2,681,055
United States Small Business Administration, Series 2019-20D, Class 1
2.98%, 04/01/39	223,594	229,767
United States Small Business Administration, Series 2019-25G, Class 1
2.69%, 07/01/44	216,631	219,942
Utah State Board of Regents, Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 2.31%, 02/25/43†	371,551	372,004
Vibrant CLO VI, Ltd., Series 2017-6A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%), 3.15%, 06/20/29 144A †	2,750,000	2,747,968
Voya CLO, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.90%, 0.90% Floor), 2.90%, 01/18/29 144A †	500,000	497,400
Voya CLO, Ltd., Series 2017-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.23%), 3.20%, 07/20/30 144A †	4,150,000	4,158,292

See Notes to Financial Statements.

	Par	Value
Voya CLO, Ltd., Series 2018-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 3.15%, 10/15/31 144A †	$1,500,000	$ 1,500,370
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A
2.98%, 01/18/22 144A	721,949	723,229
Whitehorse XII, Ltd., Series 2018-12A, Class D
(Floating, ICE LIBOR USD 3M + 3.65%, 3.65% Floor), 5.65%, 10/15/31 144A †	750,000	724,826
Zais CLO 13, Ltd., Series 2019-13A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.49%), 3.57%, 07/15/32 144A †	250,000	249,214
Total Asset-Backed Securities (Cost $102,337,245)		101,888,780
CORPORATE BONDS — 25.0%
3M Co.
2.38%, 08/26/29	210,000	207,476
ABB Finance USA, Inc.
4.38%, 05/08/42	40,000	48,087
Abbott Laboratories
3.75%, 11/30/26	148,000	161,837
4.75%, 11/30/36	170,000	213,500
4.90%, 11/30/46	210,000	276,378
Acadia Healthcare Co., Inc.
5.63%, 02/15/23	634,000	645,624
Aetna, Inc.
2.80%, 06/15/23	260,000	264,383
Air Lease Corporation
3.75%, 06/01/26	875,000	915,629
3.25%, 10/01/29	45,000	44,859
Aircastle, Ltd.
5.13%, 03/15/21Δ	764,000	789,469
5.50%, 02/15/22	1,300,000	1,383,420
4.13%, 05/01/24	25,000	26,284
4.25%, 06/15/26	45,000	47,689
Alexandria Real Estate Equities, Inc. REIT
3.80%, 04/15/26	900,000	962,986
2.75%, 12/15/29	1,400,000	1,385,337
3.38%, 08/15/31	360,000	374,749
Allegion US Holding Co., Inc.
3.20%, 10/01/24	400,000	411,657
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	275,000	287,248
4.25%, 06/15/28 144A	75,000	80,766
Amazon.com, Inc.
3.15%, 08/22/27	370,000	392,443
3.88%, 08/22/37	160,000	182,122
4.95%, 12/05/44	220,000	288,650
4.05%, 08/22/47	790,000	931,080
Ambac LSNI LLC
(Floating, ICE LIBOR USD 3M + 5.00%), 6.94%, 02/12/23 144A †	1,685,872	1,711,148
	Par	Value
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%, 07/15/25	$ 873,552	$ 916,501
American Campus Communities Operating Partnership LP REIT
3.75%, 04/15/23	525,000	547,429
American Express Credit Corporation
2.38%, 05/26/20	310,000	310,393
American Homes 4 Rent LP REIT
4.90%, 02/15/29	434,000	486,509
American Honda Finance Corporation
(Floating, ICE LIBOR USD 3M + 0.45%), 2.36%, 02/15/22†	3,200,000	3,211,395
American International Group, Inc.
3.90%, 04/01/26	825,000	886,837
4.20%, 04/01/28	1,850,000	2,038,165
4.25%, 03/15/29	60,000	66,849
6.25%, 03/15/37	278,000	303,463
American Tower Corporation REIT
3.38%, 05/15/24	825,000	855,803
3.38%, 10/15/26	1,500,000	1,560,919
American Tower Trust #1 REIT
3.07%, 03/15/23 144A	940,000	953,042
Amgen, Inc.
2.13%, 05/01/20	70,000	70,030
3.63%, 05/22/24	50,000	52,866
2.60%, 08/19/26	45,000	45,627
4.66%, 06/15/51	34,000	40,123
Anthem, Inc.
2.95%, 12/01/22	390,000	399,231
3.35%, 12/01/24	130,000	135,782
3.65%, 12/01/27	250,000	264,969
4.10%, 03/01/28	30,000	32,625
Apache Corporation
3.25%, 04/15/22	24,000	24,462
4.38%, 10/15/28	50,000	52,342
5.10%, 09/01/40	180,000	183,605
4.25%, 01/15/44	800,000	739,117
Apple, Inc.
2.00%, 11/13/20	260,000	260,700
1.55%, 08/04/21	230,000	229,196
2.75%, 01/13/25	685,000	708,293
2.50%, 02/09/25	30,000	30,579
3.20%, 05/13/25	30,000	31,725
2.45%, 08/04/26	1,620,000	1,644,433
3.00%, 06/20/27	25,000	26,229
2.90%, 09/12/27	600,000	625,207
Applied Materials, Inc.
3.30%, 04/01/27	30,000	31,842
Arch Capital Finance LLC
4.01%, 12/15/26	600,000	659,565
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	248,722
Ares Capital Corporation
4.20%, 06/10/24	65,000	68,122
Arrow Electronics, Inc.
4.50%, 03/01/23	1,200,000	1,267,415
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
AT&T, Inc.
4.45%, 05/15/21	$ 80,000	$ 82,613
3.00%, 02/15/22	170,000	173,462
3.00%, 06/30/22	475,000	485,383
4.45%, 04/01/24	725,000	786,392
3.40%, 05/15/25	2,280,000	2,389,576
3.60%, 07/15/25	325,000	344,444
4.13%, 02/17/26	1,050,000	1,138,969
4.25%, 03/01/27Δ	1,400,000	1,538,941
5.25%, 03/01/37	225,000	269,217
4.90%, 08/15/37	255,000	294,071
4.85%, 03/01/39	1,400,000	1,617,774
6.10%, 07/15/40	140,000	179,046
4.35%, 06/15/45	360,000	389,327
4.75%, 05/15/46	150,000	170,039
5.15%, 11/15/46	200,000	239,839
5.45%, 03/01/47	575,000	715,349
4.50%, 03/09/48	605,000	669,499
Aviation Capital Group LLC
2.88%, 01/20/22 144A	1,000,000	1,007,501
3.88%, 05/01/23 144A	500,000	516,959
AXA Equitable Holdings, Inc.
4.35%, 04/20/28	1,330,000	1,445,628
5.00%, 04/20/48	40,000	43,119
Bank of America Corporation
3.30%, 01/11/23	120,000	124,139
(Variable, ICE LIBOR USD 3M + 1.16%), 3.12%, 01/20/23^	30,000	30,599
(Variable, ICE LIBOR USD 3M + 0.93%), 2.82%, 07/21/23^	40,000	40,658
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23^	329,000	336,842
(Floating, ICE LIBOR USD 3M + 0.79%), 2.68%, 03/05/24†	1,500,000	1,507,804
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 03/05/24^	530,000	550,327
4.00%, 04/01/24	420,000	450,128
(Floating, ICE LIBOR USD 3M + 0.96%), 2.89%, 07/23/24†	900,000	909,632
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	875,000	921,294
4.20%, 08/26/24	1,190,000	1,278,624
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 09/05/24ρ ^	300,000	333,589
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24ρ ^	150,000	170,357
4.00%, 01/22/25	440,000	469,648
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/01/25^	2,200,000	2,272,108
(Variable, ICE LIBOR USD 3M + 0.81%), 3.37%, 01/23/26^	35,000	36,635
4.45%, 03/03/26	420,000	461,641
3.50%, 04/19/26	2,010,000	2,139,433
4.25%, 10/22/26	440,000	480,356
(Variable, ICE LIBOR USD 3M + 1.06%), 3.56%, 04/23/27^	30,000	31,735
3.25%, 10/21/27	875,000	912,846
4.18%, 11/25/27	825,000	895,342
(Variable, ICE LIBOR USD 3M + 1.58%), 3.82%, 01/20/28^	55,000	59,098
	Par	Value
(Variable, ICE LIBOR USD 3M + 1.37%), 3.59%, 07/21/28^	$1,360,000	$1,442,804
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	694,000	729,385
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 07/23/29^	525,000	583,989
(Variable, ICE LIBOR USD 3M + 0.01%), 2.88%, 10/22/30^	500,000	505,037
6.11%, 01/29/37	500,000	676,766
5.00%, 01/21/44	790,000	1,031,822
(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 01/23/49Δ ^	270,000	307,171
(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 03/15/50^	170,000	205,253
Barrick North America Finance LLC
5.70%, 05/30/41	150,000	185,336
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	200,000	230,090
BBVA USA
5.50%, 04/01/20	300,000	302,438
Becton, Dickinson and Co.
(Floating, ICE LIBOR USD 3M + 0.88%), 2.84%, 12/29/20†	600,000	600,305
2.89%, 06/06/22	425,000	432,209
3.36%, 06/06/24	830,000	865,011
3.73%, 12/15/24	171,000	181,400
3.70%, 06/06/27	285,000	303,546
4.69%, 12/15/44	270,000	316,444
4.67%, 06/06/47	575,000	686,521
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	400,000	423,284
Berkshire Hathaway Finance Corporation
4.25%, 01/15/49	460,000	546,593
Berkshire Hathaway, Inc.
2.75%, 03/15/23	65,000	66,691
Blue Racer Midstream LLC
6.13%, 11/15/22 144A	120,000	117,814
BMW US Capital LLC
3.10%, 04/12/21 144A	1,300,000	1,319,831
1.85%, 09/15/21 144A	60,000	59,889
Boeing Co. (The)
4.88%, 02/15/20Δ	50,000	50,151
2.70%, 02/01/27	70,000	71,041
2.80%, 03/01/27	110,000	111,878
3.25%, 02/01/35	510,000	522,888
6.63%, 02/15/38	210,000	295,395
3.75%, 02/01/50	140,000	149,300
Booking Holdings, Inc.
3.60%, 06/01/26	65,000	69,444
Boston Properties LP REIT
4.50%, 12/01/28Δ	930,000	1,055,456
BP Capital Markets America, Inc.
3.22%, 11/28/23	370,000	385,753
3.80%, 09/21/25	45,000	48,738
3.12%, 05/04/26	570,000	596,106
4.23%, 11/06/28	1,875,000	2,122,427
Brighthouse Financial, Inc.
3.70%, 06/22/27	1,200,000	1,198,287

See Notes to Financial Statements.

	Par	Value
4.70%, 06/22/47	$ 75,000	$ 69,635
Bristol-Myers Squibb Co.
2.25%, 08/15/21 144A	270,000	271,753
2.60%, 05/16/22 144A	300,000	305,096
3.55%, 08/15/22 144A	170,000	176,748
2.90%, 07/26/24 144A	540,000	557,954
3.88%, 08/15/25 144A	1,975,000	2,136,580
3.20%, 06/15/26 144A	420,000	441,599
3.90%, 02/20/28 144A	150,000	165,527
3.40%, 07/26/29 144A	200,000	214,225
5.00%, 08/15/45 144A	110,000	141,438
Brixmor Operating Partnership LP REIT
4.13%, 05/15/29	65,000	69,894
Broadcom Corporation
3.00%, 01/15/22	550,000	558,305
2.65%, 01/15/23	35,000	35,221
3.63%, 01/15/24	2,175,000	2,255,604
3.13%, 01/15/25	625,000	633,043
3.88%, 01/15/27	925,000	961,681
Broadcom, Inc.
3.13%, 10/15/22 144A	2,750,000	2,802,624
3.63%, 10/15/24 144A	985,000	1,024,954
4.25%, 04/15/26 144A	675,000	717,527
Camden Property Trust REIT
3.15%, 07/01/29	65,000	67,789
Cameron LNG LLC
2.90%, 07/15/31 144A	90,000	90,341
3.30%, 01/15/35 144A	180,000	182,115
Capital One Financial Corporation
3.80%, 01/31/28Δ	65,000	69,963
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27 144A	130,000	136,416
CenterPoint Energy, Inc.
4.25%, 11/01/28	700,000	760,761
CH Robinson Worldwide, Inc.
4.20%, 04/15/28	1,500,000	1,639,366
Charles Schwab Corporation (The)
3.25%, 05/22/29	65,000	68,882
Charter Communications Operating LLC
3.58%, 07/23/20	120,000	120,776
4.91%, 07/23/25	5,110,000	5,631,119
3.75%, 02/15/28	1,800,000	1,868,750
4.20%, 03/15/28	710,000	757,541
5.05%, 03/30/29	460,000	522,364
6.38%, 10/23/35	40,000	50,417
6.48%, 10/23/45	90,000	111,736
Chevron Corporation
2.95%, 05/16/26	350,000	366,120
Choice Hotels International, Inc.
3.70%, 12/01/29	1,500,000	1,514,685
Chubb INA Holdings, Inc.
2.30%, 11/03/20	90,000	90,330
3.35%, 05/03/26Δ	120,000	127,718
Cigna Corporation
3.40%, 09/17/21	240,000	245,780
3.75%, 07/15/23	4,840,000	5,080,282
	Par	Value
4.13%, 11/15/25	$ 245,000	$ 266,224
4.38%, 10/15/28	460,000	510,546
4.90%, 12/15/48	175,000	209,901
Cimarex Energy Co.
3.90%, 05/15/27	500,000	519,133
4.38%, 03/15/29Δ	180,000	191,098
Cintas Corporation No. 2
2.90%, 04/01/22	180,000	183,679
3.70%, 04/01/27	190,000	206,297
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	102,622
Citibank NA
(Floating, ICE LIBOR USD 3M + 0.60%), 2.50%, 05/20/22†	1,500,000	1,506,093
Citigroup, Inc.
(Floating, ICE LIBOR USD 3M + 1.19%), 3.09%, 08/02/21† Δ	1,300,000	1,317,851
2.75%, 04/25/22	1,600,000	1,626,127
2.70%, 10/27/22	975,000	991,567
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ ^	170,000	180,118
3.50%, 05/15/23	220,000	229,122
(Variable, ICE LIBOR USD 3M + 1.02%), 4.04%, 06/01/24^	1,700,000	1,799,335
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	690,000	753,552
4.40%, 06/10/25	450,000	489,560
5.50%, 09/13/25	290,000	331,851
3.40%, 05/01/26	2,075,000	2,181,884
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 08/15/26ρ ^	150,000	170,573
3.20%, 10/21/26	500,000	519,223
4.30%, 11/20/26	1,675,000	1,825,467
4.45%, 09/29/27	1,480,000	1,631,983
(Variable, ICE LIBOR USD 3M + 1.56%), 3.89%, 01/10/28^	65,000	70,103
(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 07/24/28^	150,000	160,043
4.13%, 07/25/28	1,325,000	1,447,140
(Variable, ICE LIBOR USD 3M + 1.19%), 4.08%, 04/23/29^	35,000	38,342
(Variable, U.S. SOFR + 1.42%), 2.98%, 11/05/30^	550,000	559,268
6.63%, 06/15/32Δ	50,000	67,386
(Variable, ICE LIBOR USD 3M + 1.17%), 3.88%, 01/24/39^	30,000	32,928
8.13%, 07/15/39	20,000	33,431
6.68%, 09/13/43	10,000	14,618
5.30%, 05/06/44	24,000	30,661
4.65%, 07/30/45	894,000	1,109,315
4.75%, 05/18/46	40,000	47,918
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	1,820,000	1,903,455
Coca-Cola Co. (The)
2.88%, 10/27/25Δ	65,000	67,832
Comcast Corporation
3.70%, 04/15/24	825,000	880,472
3.38%, 08/15/25	275,000	292,108
3.95%, 10/15/25	975,000	1,064,909
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.30%, 02/01/27	$ 344,000	$ 364,746
3.15%, 02/15/28	950,000	996,797
4.15%, 10/15/28	2,395,000	2,699,753
2.65%, 02/01/30	875,000	879,885
4.25%, 10/15/30	810,000	927,289
5.65%, 06/15/35	420,000	553,485
3.20%, 07/15/36	380,000	389,708
3.90%, 03/01/38	30,000	33,292
CommonSpirit Health
4.35%, 11/01/42	40,000	41,161
Commonwealth Edison Co.
3.80%, 10/01/42	300,000	324,560
Conagra Brands, Inc.
3.25%, 09/15/22	1,300,000	1,332,037
4.60%, 11/01/25	60,000	66,338
Concho Resources, Inc.
4.38%, 01/15/25	70,000	72,365
3.75%, 10/01/27Δ	80,000	84,216
4.30%, 08/15/28	320,000	349,213
ConocoPhillips Co.
4.95%, 03/15/26	25,000	28,790
ConocoPhillips Holding Co.
6.95%, 04/15/29	220,000	299,392
Continental Resources, Inc.
4.50%, 04/15/23	1,765,000	1,845,458
3.80%, 06/01/24	120,000	124,234
4.38%, 01/15/28	510,000	543,221
4.90%, 06/01/44	20,000	21,287
Cox Communications, Inc.
3.50%, 08/15/27 144A	35,000	36,551
CRH America Finance, Inc.
3.95%, 04/04/28 144A Δ	500,000	540,303
Crown Castle International Corporation REIT
5.25%, 01/15/23	525,000	570,637
3.15%, 07/15/23	725,000	748,575
3.10%, 11/15/29	70,000	71,044
CVS Health Corporation
3.35%, 03/09/21	112,000	113,889
2.75%, 12/01/22	210,000	213,531
3.70%, 03/09/23	755,000	787,425
4.00%, 12/05/23	800,000	847,135
2.63%, 08/15/24Δ	25,000	25,240
4.10%, 03/25/25	590,000	633,854
3.88%, 07/20/25	788,000	839,928
4.30%, 03/25/28	2,870,000	3,137,866
4.78%, 03/25/38	25,000	28,467
5.13%, 07/20/45	250,000	297,047
5.05%, 03/25/48	550,000	652,805
CVS Pass-Through Trust
6.94%, 01/10/30	571,804	670,264
CyrusOne LP REIT
2.90%, 11/15/24	1,500,000	1,508,887
D.R. Horton, Inc.
4.38%, 09/15/22	800,000	838,966
DAE Funding LLC
5.00%, 08/01/24 144A	700,000	736,701
	Par	Value
Daimler Finance North America LLC
3.40%, 02/22/22 144A	$1,700,000	$1,742,433
2.70%, 06/14/24 144A Δ	1,900,000	1,918,204
8.50%, 01/18/31	25,000	37,232
DCP Midstream Operating LP
6.45%, 11/03/36 144A	60,000	63,206
Dell International LLC
4.42%, 06/15/21 144A	2,520,000	2,593,963
5.45%, 06/15/23 144A	2,800,000	3,038,968
6.02%, 06/15/26 144A	400,000	460,819
8.35%, 07/15/46 144A	200,000	275,954
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A
6.82%, 08/10/22	251,346	273,022
Depository Trust & Clearing Corporation (The)
(Variable, ICE LIBOR USD 3M + 3.17%), 4.88%, 06/15/20 144A ρ ^	750,000	757,661
Devon Energy Corporation
5.85%, 12/15/25	492,000	583,832
5.60%, 07/15/41	312,000	380,054
4.75%, 05/15/42	340,000	382,147
5.00%, 06/15/45	910,000	1,057,722
DH Europe Finance II S.a.r.l.
2.20%, 11/15/24	675,000	676,674
2.60%, 11/15/29	225,000	224,670
Diamond Sports Group LLC
5.38%, 08/15/26 144A	405,000	410,438
Discover Financial Services
3.75%, 03/04/25Δ	450,000	476,992
Discovery Communications LLC
4.90%, 03/11/26	45,000	50,264
3.95%, 03/20/28	35,000	37,395
DISH DBS Corporation
5.88%, 11/15/24	630,000	645,095
Dollar Tree, Inc.
4.00%, 05/15/25	390,000	417,570
4.20%, 05/15/28	400,000	429,453
Dominion Energy, Inc.
3.07%, 08/15/24 STEP	675,000	696,110
Duke Energy Corporation
3.75%, 04/15/24Δ	200,000	212,106
3.15%, 08/15/27	550,000	567,307
Duke Energy Ohio, Inc.
3.65%, 02/01/29	350,000	380,698
DuPont de Nemours, Inc.
4.21%, 11/15/23	550,000	588,823
4.49%, 11/15/25	350,000	385,760
4.73%, 11/15/28	350,000	397,718
5.42%, 11/15/48Δ	75,000	92,666
Eaton Corporation
2.75%, 11/02/22	710,000	724,722
4.15%, 11/02/42	200,000	224,229
eBay, Inc.
3.60%, 06/05/27	65,000	68,226

See Notes to Financial Statements.

	Par	Value
Ecolab, Inc.
3.95%, 12/01/47	$ 68,000	$ 76,071
Elanco Animal Health, Inc.
3.91%, 08/27/21	550,000	564,395
4.27%, 08/28/23	225,000	237,802
Enable Midstream Partners LP
4.95%, 05/15/28	900,000	912,425
Energizer Holdings, Inc.
7.75%, 01/15/27 144A	425,000	475,745
Energy Transfer Operating LP
4.65%, 06/01/21	150,000	154,605
4.20%, 09/15/23	625,000	656,698
4.50%, 04/15/24	230,000	245,013
4.05%, 03/15/25	65,000	68,381
5.50%, 06/01/27	525,000	591,119
4.95%, 06/15/28	70,000	76,770
5.25%, 04/15/29	615,000	691,637
5.30%, 04/15/47	225,000	240,583
6.00%, 06/15/48	250,000	292,134
6.25%, 04/15/49	20,000	24,170
Energy Transfer Partners LP
4.50%, 11/01/23	310,000	328,647
Entercom Media Corporation
6.50%, 05/01/27 144A	175,000	187,748
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,375,228
Enterprise Products Operating LLC
4.15%, 10/16/28	600,000	664,694
3.13%, 07/31/29	100,000	103,108
7.55%, 04/15/38	50,000	72,628
5.70%, 02/15/42	60,000	77,553
4.85%, 03/15/44	50,000	57,940
4.80%, 02/01/49	30,000	35,295
4.20%, 01/31/50	130,000	140,154
(Variable, ICE LIBOR USD 3M + 2.78%), 4.68%, 06/01/67†	455,000	430,917
EOG Resources, Inc.
4.15%, 01/15/26	140,000	154,004
EPR Properties REIT
4.75%, 12/15/26	1,200,000	1,310,761
3.75%, 08/15/29	65,000	65,974
EQM Midstream Partners LP
4.75%, 07/15/23	1,225,000	1,229,645
4.13%, 12/01/26	1,800,000	1,699,331
5.50%, 07/15/28	300,000	295,118
ERAC USA Finance LLC
4.50%, 08/16/21 144A	709,000	736,506
ERP Operating LP REIT
4.63%, 12/15/21	150,000	156,761
Exelon Corporation
5.63%, 06/15/35	415,000	514,708
Expedia Group, Inc.
3.80%, 02/15/28	300,000	307,123
Exxon Mobil Corporation
3.04%, 03/01/26	280,000	293,986
4.11%, 03/01/46	230,000	270,415
FedEx Corporation
4.55%, 04/01/46	30,000	30,908
	Par	Value
FirstEnergy Corporation
4.25%, 03/15/23	$ 290,000	$ 305,917
3.90%, 07/15/27	690,000	738,685
7.38%, 11/15/31	1,800,000	2,543,543
Fiserv, Inc.
3.80%, 10/01/23	225,000	237,821
2.75%, 07/01/24	1,130,000	1,151,152
3.20%, 07/01/26	725,000	751,918
4.20%, 10/01/28	375,000	416,298
Florida Power & Light Co.
3.80%, 12/15/42	425,000	464,440
Ford Motor Credit Co. LLC
2.46%, 03/27/20	800,000	800,304
3.16%, 08/04/20	225,000	225,919
3.20%, 01/15/21	200,000	201,164
5.75%, 02/01/21	200,000	206,503
3.34%, 03/18/21	1,850,000	1,864,350
5.88%, 08/02/21	570,000	596,897
2.98%, 08/03/22	1,800,000	1,803,376
Fortive Corporation
3.15%, 06/15/26	65,000	66,572
Fox Corporation
4.03%, 01/25/24 144A	480,000	511,817
4.71%, 01/25/29 144A	470,000	536,392
5.48%, 01/25/39 144A	300,000	367,691
5.58%, 01/25/49 144A	80,000	102,057
Freeport-McMoRan, Inc.
3.55%, 03/01/22	20,000	20,286
3.88%, 03/15/23	10,000	10,203
4.55%, 11/14/24	10,000	10,592
5.45%, 03/15/43	192,000	199,219
General Electric Co.
5.50%, 01/08/20	40,000	40,015
4.38%, 09/16/20	198,000	201,093
5.30%, 02/11/21	104,000	107,324
4.65%, 10/17/21	1,540,000	1,606,034
3.15%, 09/07/22	230,000	234,937
2.70%, 10/09/22	75,000	76,062
3.10%, 01/09/23	250,000	255,592
6.75%, 03/15/32	80,000	102,854
6.88%, 01/10/39	525,000	702,802
General Mills, Inc.
4.20%, 04/17/28Δ	640,000	713,987
General Motors Co.
4.00%, 04/01/25	200,000	210,989
5.15%, 04/01/38	50,000	51,236
General Motors Financial Co., Inc.
3.20%, 07/13/20	1,000,000	1,004,671
2.45%, 11/06/20	130,000	130,331
4.38%, 09/25/21	400,000	414,578
3.45%, 04/10/22	230,000	235,298
3.70%, 05/09/23	30,000	30,948
4.15%, 06/19/23	30,000	31,534
4.30%, 07/13/25	300,000	320,926
5.25%, 03/01/26	45,000	49,943
4.35%, 01/17/27	560,000	589,201
5.65%, 01/17/29	100,000	113,170
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Genesis Energy LP
6.50%, 10/01/25	$ 400,000	$ 387,996
Gilead Sciences, Inc.
2.55%, 09/01/20	80,000	80,351
3.70%, 04/01/24	230,000	244,062
3.50%, 02/01/25	25,000	26,553
3.65%, 03/01/26	55,000	59,279
4.50%, 02/01/45	275,000	320,162
4.75%, 03/01/46	20,000	24,087
GlaxoSmithKline Capital, Inc.
3.88%, 05/15/28Δ	45,000	49,748
Glencore Funding LLC
2.88%, 04/16/20 144A	90,000	90,125
3.00%, 10/27/22 144A	10,000	10,084
4.13%, 05/30/23 144A	20,000	20,855
4.13%, 03/12/24 144A	1,225,000	1,283,860
4.63%, 04/29/24 144A	658,000	699,388
4.00%, 03/27/27 144A	545,000	566,956
3.88%, 10/27/27 144A	430,000	447,768
4.88%, 03/12/29 144A	30,000	32,624
Global Payments, Inc.
2.65%, 02/15/25	400,000	402,292
3.20%, 08/15/29	225,000	229,785
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 02/10/20† ρ	3,000	2,630
Goldman Sachs Group, Inc. (The)
5.38%, 03/15/20	200,000	201,368
6.00%, 06/15/20	540,000	549,575
5.25%, 07/27/21	2,060,000	2,162,345
3.20%, 02/23/23	250,000	257,182
3.85%, 07/08/24	150,000	158,748
3.50%, 01/23/25	1,700,000	1,785,787
4.25%, 10/21/25	1,470,000	1,598,004
3.50%, 11/16/26	700,000	737,260
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	690,000	740,868
(Variable, ICE LIBOR USD 3M + 1.30%), 4.22%, 05/01/29^	880,000	971,026
6.75%, 10/01/37	110,000	152,998
6.25%, 02/01/41	750,000	1,050,295
5.15%, 05/22/45	330,000	406,237
4.75%, 10/21/45Δ	530,000	647,951
Goodman US Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	1,027,758
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A Δ	225,000	248,789
Halliburton Co.
3.80%, 11/15/25	675,000	720,613
5.00%, 11/15/45	230,000	263,317
Hartford Financial Services Group, Inc. (The)
2.80%, 08/19/29	35,000	35,482
HCA, Inc.
5.00%, 03/15/24	30,000	32,826
5.38%, 02/01/25	600,000	664,749
5.25%, 04/15/25	165,000	184,835
5.25%, 06/15/26	10,000	11,218
	Par	Value
5.38%, 09/01/26	$1,600,000	$1,786,040
5.50%, 06/15/47	50,000	57,561
Healthcare Trust of America Holdings LP REIT
3.10%, 02/15/30	1,500,000	1,491,656
Healthpeak Properties, Inc. REIT
3.50%, 07/15/29	65,000	67,884
Herc Holdings, Inc.
5.50%, 07/15/27 144A	670,000	706,867
Hewlett Packard Enterprise Co.
2.25%, 04/01/23	1,000,000	999,773
4.90%, 10/15/25	945,000	1,051,187
6.35%, 10/15/45	155,000	186,921
HollyFrontier Corporation
5.88%, 04/01/26	60,000	67,736
Home Depot, Inc. (The)
2.13%, 09/15/26	1,175,000	1,175,444
3.90%, 12/06/28	250,000	280,991
Honeywell International, Inc.
2.50%, 11/01/26	35,000	35,647
Humana, Inc.
3.15%, 12/01/22	70,000	71,880
3.95%, 03/15/27	150,000	161,575
4.63%, 12/01/42	60,000	67,671
4.95%, 10/01/44	70,000	82,820
4.80%, 03/15/47	10,000	11,739
Huntington Bancshares, Inc.
4.00%, 05/15/25Δ	550,000	594,803
Huntsman International LLC
4.50%, 05/01/29	390,000	414,775
Hyundai Capital America
2.85%, 11/01/22 144A	1,600,000	1,618,864
IHS Markit, Ltd.
4.00%, 03/01/26 144A	1,125,000	1,188,349
Ingersoll-Rand Luxembourg Finance SA
3.80%, 03/21/29	25,000	26,872
Intel Corporation
3.70%, 07/29/25	80,000	86,600
3.73%, 12/08/47	76,000	83,807
International Business Machines Corporation
3.00%, 05/15/24	990,000	1,027,993
International Lease Finance Corporation
8.63%, 01/15/22	420,000	472,722
JetBlue Pass-Through Trust, Series 2019-1, Class AA
2.75%, 05/15/32Δ	2,100,000	2,117,397
John Deere Capital Corporation
1.70%, 01/15/20	80,000	79,993
Johnson & Johnson
2.45%, 03/01/26	560,000	569,160
3.63%, 03/03/37	390,000	431,475
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.80%), 5.30%, 05/01/20ρ ^	550,000	554,298
4.40%, 07/22/20	230,000	233,194
2.40%, 06/07/21	1,100,000	1,107,518

See Notes to Financial Statements.

	Par	Value
4.35%, 08/15/21	$ 70,000	$ 72,715
2.97%, 01/15/23Δ	30,000	30,581
(Variable, ICE LIBOR USD 3M + 0.73%), 3.56%, 04/23/24^	800,000	834,074
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	1,600,000	1,687,322
3.88%, 09/10/24	860,000	921,268
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/05/24^	4,000,000	4,268,062
3.13%, 01/23/25Δ	900,000	939,860
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	950,000	949,571
2.95%, 10/01/26	700,000	721,993
(Variable, ICE LIBOR USD 3M + 1.25%), 3.96%, 01/29/27^	940,000	1,020,930
4.25%, 10/01/27	780,000	864,321
3.63%, 12/01/27	900,000	951,607
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 01/23/29^	1,550,000	1,648,793
(Variable, ICE LIBOR USD 3M + 1.26%), 4.20%, 07/23/29^	380,000	424,514
(Variable, ICE LIBOR USD 3M + 1.33%), 4.45%, 12/05/29^	170,000	193,620
(Variable, ICE LIBOR USD 3M + 1.36%), 3.88%, 07/24/38^	205,000	227,275
4.95%, 06/01/45	400,000	509,866
Keurig Dr. Pepper, Inc.
4.06%, 05/25/23	510,000	538,215
5.09%, 05/25/48Δ	400,000	483,900
KeyCorp
2.55%, 10/01/29	70,000	68,543
Keysight Technologies, Inc.
3.00%, 10/30/29	475,000	477,567
Kilroy Realty LP REIT
3.80%, 01/15/23	400,000	414,799
4.75%, 12/15/28	1,750,000	1,987,523
Kinder Morgan Energy Partners LP
3.95%, 09/01/22	520,000	542,144
4.25%, 09/01/24	980,000	1,050,260
Kinder Morgan, Inc.
4.30%, 03/01/28	60,000	65,478
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	36,757
Kraft Heinz Foods Co.
(Floating, ICE LIBOR USD 3M + 0.57%), 2.47%, 02/10/21† Δ	1,000,000	1,001,650
3.95%, 07/15/25	145,000	153,655
3.00%, 06/01/26	320,000	320,362
5.00%, 07/15/35	30,000	33,384
Kroger Co. (The)
6.15%, 01/15/20	360,000	360,492
L3Harris Technologies, Inc.
5.05%, 04/27/45	110,000	135,901
Lear Corporation
3.80%, 09/15/27	50,000	50,549
Legg Mason, Inc.
5.63%, 01/15/44	30,000	34,122
Lehman Escrow Bonds
0.00%, 01/18/12#	200,000	2,500
	Par	Value
0.00%, 01/24/13#	$2,300,000	$ 29,210
0.00%, 07/19/17Ψ ††† #	150,000	—
0.00%, 12/28/17Ψ ††† #	3,340,000	—
0.00%, 02/07/20Ψ ††† #	2,330,000	—
Level 3 Financing, Inc.
5.63%, 02/01/23	1,050,000	1,055,764
Life Storage LP REIT
3.88%, 12/15/27	900,000	950,182
Lincoln National Corporation
3.05%, 01/15/30	70,000	70,397
Lockheed Martin Corporation
3.10%, 01/15/23	40,000	41,289
3.55%, 01/15/26	310,000	332,830
4.50%, 05/15/36	50,000	59,388
Marathon Oil Corporation
4.40%, 07/15/27Δ	175,000	190,481
Marathon Petroleum Corporation
5.13%, 12/15/26	60,000	68,023
3.80%, 04/01/28	250,000	263,391
Marriott International, Inc.
2.13%, 10/03/22	1,500,000	1,503,884
Mars, Inc.
2.70%, 04/01/25 144A	400,000	409,608
3.20%, 04/01/30 144A	475,000	503,564
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26	1,100,000	1,183,101
4.38%, 03/15/29Δ	500,000	570,520
McDonald’s Corporation
3.70%, 01/30/26	240,000	259,161
3.50%, 03/01/27	410,000	438,381
3.80%, 04/01/28	90,000	98,507
Medtronic, Inc.
3.50%, 03/15/25	14,000	15,017
4.63%, 03/15/45	36,000	45,406
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	400,978
MetLife, Inc.
6.40%, 12/15/36	50,000	61,330
Metropolitan Life Global Funding I
3.45%, 12/18/26 144A	1,700,000	1,826,439
Microchip Technology, Inc.
3.92%, 06/01/21	350,000	358,061
Microsoft Corporation
2.88%, 02/06/24	470,000	487,990
2.70%, 02/12/25	120,000	124,083
2.40%, 08/08/26	2,040,000	2,065,799
3.30%, 02/06/27Δ	800,000	855,808
3.45%, 08/08/36	10,000	10,977
4.10%, 02/06/37	50,000	59,235
3.95%, 08/08/56	130,000	154,309
MidAmerican Energy Co.
3.65%, 04/15/29	350,000	383,058
Moody’s Corporation
4.50%, 09/01/22	800,000	846,216
Morgan Stanley
5.50%, 07/24/20	550,000	561,160
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, ICE LIBOR USD 3M + 1.40%), 3.37%, 04/21/21†	$ 100,000	$ 101,521
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24^	500,000	522,701
3.70%, 10/23/24	1,150,000	1,222,404
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	725,000	734,636
3.63%, 01/20/27	1,475,000	1,571,923
3.95%, 04/23/27	725,000	778,501
(Variable, ICE LIBOR USD 3M + 1.34%), 3.59%, 07/22/28^	30,000	31,924
(Variable, ICE LIBOR USD 3M + 1.14%), 3.77%, 01/24/29^	520,000	560,185
(Variable, ICE LIBOR USD 3M + 1.63%), 4.43%, 01/23/30^	945,000	1,069,675
Motorola Solutions, Inc.
4.60%, 05/23/29	60,000	65,553
MPLX LP
4.88%, 12/01/24	230,000	250,201
4.88%, 06/01/25	100,000	109,322
4.25%, 12/01/27 144A	35,000	36,912
4.00%, 03/15/28	85,000	88,116
4.80%, 02/15/29	250,000	274,620
4.50%, 04/15/38	530,000	540,205
5.20%, 03/01/47	15,000	16,242
4.70%, 04/15/48	1,170,000	1,194,109
5.50%, 02/15/49	595,000	676,950
MPT Operating Partnership LP REIT
4.63%, 08/01/29	865,000	892,572
National Retail Properties, Inc. REIT
3.60%, 12/15/26	250,000	262,831
Newell Brands, Inc.
3.85%, 04/01/23	132,000	137,255
4.20%, 04/01/26	150,000	156,537
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A	2,000,000	2,232,982
NIKE, Inc.
2.38%, 11/01/26	35,000	35,615
NiSource, Inc.
3.65%, 06/15/23	400,000	416,932
3.49%, 05/15/27Δ	925,000	973,920
Nissan Motor Acceptance Corporation
(Floating, ICE LIBOR USD 3M + 0.89%), 2.89%, 01/13/22 144A †	1,900,000	1,909,849
Noble Energy, Inc.
3.85%, 01/15/28	440,000	465,338
3.25%, 10/15/29	425,000	431,652
6.00%, 03/01/41	10,000	12,055
5.25%, 11/15/43	5,000	5,642
4.95%, 08/15/47	110,000	122,444
Northrop Grumman Corporation
2.93%, 01/15/25	1,620,000	1,671,603
3.25%, 01/15/28	670,000	699,852
4.75%, 06/01/43	200,000	242,158
Northwell Healthcare, Inc.
6.15%, 11/01/43	375,000	501,618
	Par	Value
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	$ 300,000	$ 409,905
3.85%, 09/30/47 144A	250,000	263,922
NRG Energy, Inc.
3.75%, 06/15/24 144A	625,000	646,801
Nuveen LLC
4.00%, 11/01/28 144A	225,000	250,768
Oasis Petroleum, Inc.
6.88%, 03/15/22Δ	50,000	48,250
Occidental Petroleum Corporation
4.85%, 03/15/21	231,000	238,001
2.60%, 08/13/21	180,000	181,389
3.13%, 02/15/22	100,000	101,795
2.70%, 08/15/22	250,000	252,694
2.70%, 02/15/23Δ	20,000	20,171
6.95%, 07/01/24	290,000	341,850
2.90%, 08/15/24	2,665,000	2,711,413
5.55%, 03/15/26	845,000	958,988
3.40%, 04/15/26	500,000	512,753
3.20%, 08/15/26	260,000	263,352
3.00%, 02/15/27	150,000	150,411
7.88%, 09/15/31	280,000	375,961
6.45%, 09/15/36	430,000	528,909
4.63%, 06/15/45	130,000	134,748
6.60%, 03/15/46	470,000	606,669
4.40%, 04/15/46Δ	60,000	60,876
4.10%, 02/15/47	260,000	253,221
4.20%, 03/15/48Δ	80,000	79,598
Office Properties Income Trust REIT
3.60%, 02/01/20	125,000	125,000
Omega Healthcare Investors, Inc. REIT
3.63%, 10/01/29	1,600,000	1,603,896
Omnicom Group, Inc.
3.60%, 04/15/26	30,000	31,634
Oracle Corporation
4.00%, 07/15/46	375,000	418,100
PayPal Holdings, Inc.
2.65%, 10/01/26Δ	2,775,000	2,818,212
Penske Truck Leasing Co. LP
3.38%, 02/01/22 144A	1,000,000	1,021,578
Phillips 66
3.90%, 03/15/28Δ	475,000	518,630
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,515,363
Pioneer Natural Resources Co.
3.95%, 07/15/22	75,000	77,864
Plains All American Pipeline LP
3.65%, 06/01/22Δ	200,000	205,260
Post Holdings, Inc.
5.50%, 12/15/29 144A	350,000	373,852
Progress Energy, Inc.
7.75%, 03/01/31Δ	350,000	493,225

See Notes to Financial Statements.

	Par	Value
QUALCOMM, Inc.
3.45%, 05/20/25	$ 30,000	$ 31,754
Range Resources Corporation
5.00%, 03/15/23Δ	430,000	396,593
4.88%, 05/15/25Δ	10,000	8,575
Raytheon Co.
3.13%, 10/15/20	200,000	201,949
Regency Centers LP REIT
2.95%, 09/15/29	775,000	775,536
Reinsurance Group of America, Inc.
3.90%, 05/15/29	65,000	69,416
Reliance Standard Life Global Funding II
2.50%, 01/15/20 144A	100,000	100,006
RELX Capital, Inc.
3.50%, 03/16/23	1,300,000	1,350,691
Republic Services, Inc.
2.50%, 08/15/24	190,000	192,381
Rockwell Collins, Inc.
3.50%, 03/15/27	550,000	584,667
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	548,452
Ryder System, Inc.
2.50%, 09/01/24Δ	70,000	70,406
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	475,000	510,492
5.63%, 04/15/23	400,000	435,599
5.63%, 03/01/25	450,000	507,125
5.88%, 06/30/26	30,000	34,509
5.00%, 03/15/27	425,000	468,184
Sabra Health Care LP REIT
3.90%, 10/15/29	1,500,000	1,512,821
salesforce.com, Inc.
3.25%, 04/11/23	300,000	312,247
3.70%, 04/11/28	100,000	109,796
Santander Holdings USA, Inc.
4.50%, 07/17/25	60,000	64,820
3.24%, 10/05/26 144A	1,100,000	1,113,828
4.40%, 07/13/27	65,000	70,249
Schlumberger Holdings Corporation
4.00%, 12/21/25 144A	220,000	237,127
3.90%, 05/17/28 144A	252,000	268,713
4.30%, 05/01/29 144A	30,000	32,968
Seagate HDD Cayman
4.75%, 01/01/25	45,000	48,142
Sempra Energy
(Floating, ICE LIBOR USD 3M + 0.50%), 2.50%, 01/15/21†	625,000	625,115
2.90%, 02/01/23	1,125,000	1,148,048
3.40%, 02/01/28	275,000	285,332
Sherwin-Williams Co. (The)
2.75%, 06/01/22	57,000	58,016
3.13%, 06/01/24	75,000	77,585
3.45%, 06/01/27	415,000	439,491
2.95%, 08/15/29	475,000	480,743
Simon Property Group LP REIT
2.45%, 09/13/29	1,600,000	1,577,196
	Par	Value
Southern California Edison Co.
3.70%, 08/01/25	$1,800,000	$1,908,053
4.20%, 03/01/29	400,000	443,219
Southern Co. (The)
3.25%, 07/01/26	1,400,000	1,459,762
Southern Co. Gas Capital Corporation
3.25%, 06/15/26	300,000	312,653
Southern Copper Corporation
5.25%, 11/08/42	2,520,000	2,909,160
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	580,955
Spirit AeroSystems, Inc.
3.95%, 06/15/23	1,500,000	1,547,436
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%, 04/01/28	1,147,733	1,199,435
Spirit Realty LP REIT
4.45%, 09/15/26	1,200,000	1,290,695
4.00%, 07/15/29	750,000	790,806
Springleaf Finance Corporation
7.75%, 10/01/21	1,600,000	1,740,912
Sprint Communications, Inc.
6.00%, 11/15/22	875,000	919,214
Sprint Spectrum Co. LLC
3.36%, 09/20/21 144A	87,500	88,388
5.15%, 03/20/28 144A	1,100,000	1,202,132
Starbucks Corporation
3.80%, 08/15/25	625,000	673,996
State Street Corporation
3.30%, 12/16/24Δ	30,000	31,669
Stryker Corporation
2.63%, 03/15/21	125,000	126,091
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24	100,000	105,231
5.95%, 12/01/25	300,000	342,540
5.40%, 10/01/47	125,000	136,121
Synchrony Financial
2.70%, 02/03/20	200,000	200,072
5.15%, 03/19/29	60,000	68,331
Targa Resources Partners LP
5.88%, 04/15/26	350,000	372,531
6.50%, 07/15/27 144A	355,000	389,382
5.50%, 03/01/30 144A	120,000	123,450
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	67,058
4.90%, 09/15/44 144A	655,000	805,718
Thermo Fisher Scientific, Inc.
3.00%, 04/15/23	100,000	102,887
3.65%, 12/15/25	200,000	213,979
Time Warner Cable LLC
4.13%, 02/15/21	400,000	406,547
7.30%, 07/01/38	620,000	809,915
5.88%, 11/15/40	100,000	114,992
Time Warner Entertainment Co. LP
8.38%, 03/15/23	975,000	1,151,472
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
8.38%, 07/15/33	$ 390,000	$ 547,408
TJX Cos, Inc. (The)
2.25%, 09/15/26Δ	40,000	40,229
Toyota Motor Credit Corporation
(Floating, ICE LIBOR USD 3M + 0.29%), 2.19%, 10/07/21†	1,600,000	1,603,742
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	350,000	445,106
TransDigm, Inc.
6.50%, 05/15/25	50,000	52,104
6.38%, 06/15/26	350,000	371,861
7.50%, 03/15/27	300,000	328,695
Truist Bank
(Variable, ICE LIBOR USD 3M + 0.30%), 2.59%, 01/29/21^	875,000	877,113
Truist Financial Corporation
3.75%, 12/06/23	30,000	31,844
Tyson Foods, Inc.
4.00%, 03/01/26	65,000	70,414
U.S. Bancorp
3.38%, 02/05/24	65,000	68,299
UDR, Inc. REIT
3.20%, 01/15/30	1,200,000	1,228,992
Union Pacific Corporation
3.75%, 07/15/25	210,000	225,337
3.95%, 09/10/28	710,000	785,182
3.84%, 03/20/60 144A	600,000	611,926
United Airlines Pass-Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	715,421	726,129
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28Δ	715,421	726,718
United Parcel Service, Inc.
3.05%, 11/15/27	65,000	68,433
United Technologies Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 2.55%, 08/16/21†	250,000	250,034
3.35%, 08/16/21	225,000	230,458
3.95%, 08/16/25	730,000	796,691
2.65%, 11/01/26	895,000	917,123
4.13%, 11/16/28	725,000	816,352
4.50%, 06/01/42	90,000	108,096
4.05%, 05/04/47	175,000	201,077
4.63%, 11/16/48	250,000	313,752
UnitedHealth Group, Inc.
2.70%, 07/15/20	280,000	281,195
2.88%, 12/15/21Δ	180,000	183,668
3.75%, 07/15/25	270,000	291,890
3.85%, 06/15/28	35,000	38,653
3.88%, 12/15/28	90,000	99,735
4.63%, 07/15/35	150,000	182,471
3.70%, 08/15/49	220,000	237,119
3.88%, 08/15/59Δ	190,000	205,850
US Bank NA
3.15%, 04/26/21	300,000	304,856
	Par	Value
Valero Energy Corporation
6.63%, 06/15/37	$ 45,000	$ 59,624
Ventas Realty LP REIT
3.00%, 01/15/30	1,700,000	1,687,671
VEREIT Operating Partnership LP REIT
4.63%, 11/01/25	600,000	657,541
3.95%, 08/15/27	150,000	157,870
Verizon Communications, Inc.
3.50%, 11/01/24	1,205,000	1,278,627
3.38%, 02/15/25	2,845,000	3,015,649
2.63%, 08/15/26	980,000	996,098
4.33%, 09/21/28	2,018,000	2,292,223
3.88%, 02/08/29	360,000	397,451
4.50%, 08/10/33	230,000	268,706
5.25%, 03/16/37	680,000	855,214
4.13%, 08/15/46	160,000	181,138
4.86%, 08/21/46	190,000	236,208
5.50%, 03/16/47	40,000	54,389
5.01%, 04/15/49	541,000	694,627
Visa, Inc.
3.15%, 12/14/25	700,000	740,626
4.30%, 12/14/45	460,000	566,274
Vistra Operations Co. LLC
3.55%, 07/15/24 144A	1,150,000	1,166,163
VMware, Inc.
2.95%, 08/21/22	1,100,000	1,121,211
3.90%, 08/21/27	535,000	560,518
Volkswagen Group of America Finance LLC
3.88%, 11/13/20 144A	2,400,000	2,439,518
(Floating, ICE LIBOR USD 3M + 0.86%), 2.79%, 09/24/21 144A †	1,600,000	1,611,599
4.75%, 11/13/28 144A Δ	1,600,000	1,805,054
Voya Financial, Inc.
5.70%, 07/15/43	170,000	213,292
Wachovia Capital Trust III
(Variable, ICE LIBOR USD 3M + 0.93%), 5.57%, 02/07/20† ρ	560,000	565,051
Walgreens Boots Alliance, Inc.
4.80%, 11/18/44	20,000	20,300
Walmart, Inc.
3.70%, 06/26/28	620,000	683,649
4.05%, 06/29/48	250,000	296,756
Walt Disney Co. (The)
3.70%, 09/15/24	625,000	669,376
6.65%, 11/15/37	150,000	223,377
Washington Prime Group LP REIT
6.45%, 08/15/24Δ	1,700,000	1,571,794
Waste Management, Inc.
3.50%, 05/15/24	140,000	147,267
3.20%, 06/15/26	110,000	115,334
3.45%, 06/15/29	220,000	235,806
4.00%, 07/15/39	30,000	33,677
4.15%, 07/15/49	150,000	171,894

See Notes to Financial Statements.

	Par	Value
WEA Finance LLC REIT
3.75%, 09/17/24 144A	$ 770,000	$ 811,195
3.50%, 06/15/29 144A Δ	50,000	51,887
Wells Fargo & Co.
4.60%, 04/01/21	70,000	72,288
3.07%, 01/24/23	70,000	71,474
3.45%, 02/13/23	200,000	207,253
(Floating, ICE LIBOR USD 3M + 1.23%), 3.16%, 10/31/23†	600,000	610,963
4.48%, 01/16/24	396,000	427,943
3.75%, 01/24/24	960,000	1,015,633
3.55%, 09/29/25	1,500,000	1,589,607
3.00%, 04/22/26	900,000	926,560
4.10%, 06/03/26	440,000	474,862
3.00%, 10/23/26	2,210,000	2,266,984
4.30%, 07/22/27	3,240,000	3,553,563
4.15%, 01/24/29	645,000	719,096
(Variable, ICE LIBOR USD 3M + 1.17%), 2.88%, 10/30/30^	410,000	413,378
5.38%, 11/02/43	190,000	244,362
4.65%, 11/04/44	70,000	82,455
4.90%, 11/17/45	370,000	453,257
4.40%, 06/14/46	70,000	79,967
4.75%, 12/07/46	260,000	312,690
Wells Fargo Bank NA
(Floating, ICE LIBOR USD 3M + 0.51%), 2.46%, 10/22/21† Δ	1,600,000	1,607,374
(Floating, ICE LIBOR USD 3M + 0.62%), 2.54%, 05/27/22†	2,400,000	2,410,801
Wells Fargo Capital X
5.95%, 12/15/36	140,000	171,110
Welltower, Inc. REIT
4.00%, 06/01/25	65,000	70,034
4.25%, 04/01/26	898,000	978,609
Western Midstream Operating LP
3.95%, 06/01/25	200,000	202,143
5.45%, 04/01/44	75,000	66,563
5.30%, 03/01/48	75,000	65,686
5.50%, 08/15/48	20,000	17,620
WestRock RKT LLC
4.00%, 03/01/23	30,000	31,337
Weyerhaeuser Co. REIT
7.38%, 03/15/32	50,000	69,189
Williams Cos., Inc. (The)
5.25%, 03/15/20	140,000	140,831
3.60%, 03/15/22	155,000	159,425
4.30%, 03/04/24	30,000	32,037
4.55%, 06/24/24	30,000	32,409
3.90%, 01/15/25	300,000	316,132
7.50%, 01/15/31	100,000	130,601
7.75%, 06/15/31	585,000	780,777
8.75%, 03/15/32	181,000	260,518
5.10%, 09/15/45	55,000	61,422
Willis North America, Inc.
2.95%, 09/15/29	70,000	69,527
WP Carey, Inc. REIT
3.85%, 07/15/29	900,000	951,675
	Par	Value
WPX Energy, Inc.
5.25%, 10/15/27	$ 30,000	$ 31,706
WRKCo, Inc.
3.75%, 03/15/25	500,000	527,760
4.00%, 03/15/28Δ	1,100,000	1,183,831
Total Corporate Bonds (Cost $423,294,361)		445,724,033
FOREIGN BONDS — 14.4%
Argentina — 0.1%
Argentina POM Politica Monetaria
(Floating, Argentina Blended Historical Policy Rate + 0.00%), 56.61%, 06/21/20(ZA) †	1,110,000	12,292
Argentine Bonos del Tesoro
18.20%, 10/03/21(ZA)	13,930,000	91,378
Argentine Republic Government International Bond
5.63%, 01/26/22	1,410,000	733,640
7.13%, 07/06/36	720,000	344,480
(Step to 5.25% on 03/31/29), 3.75%, 12/31/38 STEP	810,000	397,666
Provincia de Buenos Aires
6.50%, 02/15/23 144A	230,000	97,175
7.88%, 06/15/27 144A	180,000	77,850
		1,754,481
Australia — 0.2%
BHP Billiton Finance (USA), Ltd.
2.88%, 02/24/22	20,000	20,395
5.00%, 09/30/43	170,000	217,999
(Variable, USD Swap 5Y + 5.09%), 6.75%, 10/19/75 144A ^	880,000	1,034,607
CNOOC Finance 2015 Australia Proprietary, Ltd.
2.63%, 05/05/20	1,300,000	1,301,511
Commonwealth Bank of Australia
3.90%, 07/12/47 144A	110,000	120,407
Westpac Banking Corporation
2.30%, 05/26/20	50,000	50,070
2.60%, 11/23/20	310,000	311,749
(Variable, USD ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31^	175,000	185,422
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 07/24/34Δ ^	550,000	577,274
		3,819,434
Brazil — 0.3%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	2,892,000	755,382
10.00%, 01/01/23(B)	7,128,000	1,968,922
10.00%, 01/01/27(B)	1,013,000	297,344
Brazilian Government International Bond
4.63%, 01/13/28Δ	480,000	516,360
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
5.63%, 01/07/41Δ	$ 340,000	$ 381,968
5.00%, 01/27/45	350,000	364,782
Vale Overseas, Ltd.
6.25%, 08/10/26	105,000	123,443
6.88%, 11/21/36	284,000	370,176
		4,778,377
Canada — 0.4%
Alimentation Couche-Tard, Inc.
2.70%, 07/26/22 144A	275,000	278,110
3.55%, 07/26/27 144A	75,000	77,212
Bank of Montreal
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	104,385
Bank of Nova Scotia (The)
1.88%, 04/26/21Δ	1,600,000	1,601,139
2.70%, 08/03/26Δ	25,000	25,469
Barrick Gold Corporation
5.25%, 04/01/42	560,000	669,540
Bausch Health Cos., Inc.
9.00%, 12/15/25 144A	600,000	683,820
Bombardier, Inc.
7.50%, 03/15/25 144A	250,000	258,435
Brookfield Finance, Inc.
4.85%, 03/29/29	30,000	34,381
Canadian Imperial Bank of Commerce
(Variable, ICE LIBOR USD 3M + 0.79%), 2.61%, 07/22/23^	70,000	70,807
Canadian Natural Resources, Ltd.
6.25%, 03/15/38Δ	50,000	65,154
Cenovus Energy, Inc.
4.25%, 04/15/27	275,000	291,593
Export Development Canada
2.63%, 02/21/24	2,380,000	2,458,755
Nutrien, Ltd.
4.88%, 03/30/20	110,000	110,725
Royal Bank of Canada
2.15%, 10/26/20	270,000	270,552
3.20%, 04/30/21	300,000	305,432
Teck Resources, Ltd.
6.00%, 08/15/40	10,000	11,184
Toronto-Dominion Bank (The)
3.25%, 06/11/21	370,000	377,981
3.50%, 07/19/23	30,000	31,597
TransCanada PipeLines, Ltd.
4.63%, 03/01/34	60,000	68,541
		7,794,812
Chile — 0.0%
Latam Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 11/15/27	702,616	725,524
China — 0.2%
Avolon Holdings Funding, Ltd.
3.95%, 07/01/24 144A	445,000	464,291
	Par	Value
China Government Bond
3.31%, 11/30/25(Y)	$1,000,000	$ 147,214
Global Aircraft Leasing Co., Ltd.
Cash Coupon 6.50% or PIK 7.25%, 6.50%, 09/15/24 144A	350,000	366,083
Huarong Finance 2019 Co., Ltd.
3.75%, 05/29/24	200,000	204,498
Huarong Finance II Co., Ltd.
5.50%, 01/16/25	200,000	220,814
4.88%, 11/22/26	200,000	217,029
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	1,227,000	1,310,696
4.50%, 03/15/23 144A	20,000	20,998
5.50%, 02/15/24 144A	60,000	65,950
Scenery Journey, Ltd.
13.00%, 11/06/22	200,000	204,965
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	390,000	421,446
		3,643,984
Colombia — 0.1%
Colombia Government International Bond
5.63%, 02/26/44	480,000	598,049
Ecopetrol SA
5.88%, 05/28/45	1,500,000	1,773,277
		2,371,326
Denmark — 0.1%
Danske Bank A/S
5.00%, 01/12/22 144A	540,000	567,382
(Variable, ICE LIBOR USD 3M + 1.25%), 3.00%, 09/20/22 144A ^	290,000	292,644
5.38%, 01/12/24 144A	340,000	372,399
(Variable, ICE LIBOR USD 3M + 1.59%), 3.24%, 12/20/25 144A ^	220,000	222,814
		1,455,239
Dominican Republic — 0.0%
Dominican Republic International Bond
6.40%, 06/05/49 144A	540,000	593,830
Ecuador — 0.0%
Ecuador Government International Bond
7.88%, 01/23/28 144A	370,000	329,895
Egypt — 0.0%
Egypt Government International Bond
5.58%, 02/21/23 144A	410,000	429,721
Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	9,000	9,399

See Notes to Financial Statements.

	Par	Value
Nordea Bank Abp
4.88%, 05/13/21 144A	$ 640,000	$ 663,767
		673,166
France — 0.5%
BNP Paribas SA
3.50%, 03/01/23 144A	925,000	957,832
(Variable, USD Swap 5Y + 4.15%), 6.63%, 03/25/24 144A ρ ^	200,000	216,143
3.38%, 01/09/25 144A	450,000	467,699
(Variable, ICE LIBOR USD 3M + 2.24%), 4.71%, 01/10/25 144A ^	880,000	954,013
4.40%, 08/14/28 144A	1,340,000	1,490,348
(Variable, ICE LIBOR USD 3M + 2.57%), 5.20%, 01/10/30 144A ^	380,000	447,230
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A Δ ^	440,000	475,760
BPCE SA
4.00%, 09/12/23 144A	750,000	791,645
4.63%, 09/12/28 144A Δ	375,000	422,068
Credit Agricole SA
(Variable, USD Swap 5Y + 4.32%), 6.88%, 09/23/24 144A ρ ^	300,000	330,590
4.38%, 03/17/25	275,000	295,694
4.13%, 01/10/27 144A Δ	450,000	486,708
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A ^	250,000	264,036
Danone SA
2.59%, 11/02/23 144A	650,000	660,710
2.95%, 11/02/26 144A	310,000	316,958
Total Capital International SA
3.75%, 04/10/24	30,000	32,153
3.46%, 07/12/49Δ	300,000	316,528
XLIT, Ltd.
4.45%, 03/31/25	349,000	380,506
		9,306,621
Germany — 0.7%
Deutsche Bank AG
3.15%, 01/22/21	1,600,000	1,607,649
4.25%, 10/14/21	1,500,000	1,543,193
5.00%, 02/14/22	1,400,000	1,462,833
3.95%, 02/27/23	1,900,000	1,949,776
(Variable, U.S. SOFR + 2.58%), 3.96%, 11/26/25^	3,500,000	3,578,660
Volkswagen Bank GmbH
1.25%, 08/01/22(E)	1,500,000	1,728,410
		11,870,521
Hong Kong — 0.1%
AIA Group, Ltd.
3.90%, 04/06/28 144A	200,000	214,504
CNAC HK Finbridge Co., Ltd.
3.13%, 06/19/22	440,000	443,462
	Par	Value
4.63%, 03/14/23	$ 200,000	$ 210,549
		868,515
India — 0.0%
Reliance Industries, Ltd.
3.67%, 11/30/27 144A	250,000	259,254
Indonesia — 0.2%
Indonesia Government International Bond
4.88%, 05/05/21	570,000	593,156
3.85%, 07/18/27 144A	500,000	533,390
3.50%, 01/11/28	450,000	470,404
5.13%, 01/15/45 144A	200,000	238,774
5.25%, 01/08/47 144A	200,000	246,387
4.35%, 01/11/48	500,000	551,491
3.70%, 10/30/49Δ	580,000	596,698
		3,230,300
Ireland — 0.9%
AerCap Ireland Capital DAC
5.00%, 10/01/21	150,000	157,323
4.63%, 07/01/22	550,000	581,384
3.30%, 01/23/23	1,625,000	1,666,779
4.88%, 01/16/24	350,000	379,669
2.88%, 08/14/24Δ	3,100,000	3,131,203
3.50%, 01/15/25	600,000	619,017
4.45%, 10/01/25	800,000	860,892
AIB Group PLC
4.75%, 10/12/23 144A	950,000	1,021,959
Ardagh Packaging Finance PLC
6.00%, 02/15/25 144A	200,000	210,250
Bank of Ireland
(Variable, EUR Swap Rate 5Y + 6.96%), 7.38%, 06/18/20(E) ρ ^	1,000,000	1,158,840
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	1,723,000	1,724,752
3.37%, 11/15/25Δ	2,772,000	2,890,699
4.42%, 11/15/35	250,000	267,881
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21	1,000,000	1,005,946
3.20%, 09/23/26	35,000	36,099
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	900,000	947,612
		16,660,305
Isle of Man — 0.0%
Sasol Financing International, Ltd.
4.50%, 11/14/22	370,000	382,266
Israel — 0.1%
Israel Government AID Bond
5.50%, 09/18/23	1,200,000	1,357,281
5.50%, 12/04/23	200,000	227,974
5.50%, 04/26/24	500,000	576,461
		2,161,716
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Italy — 0.5%
Intesa Sanpaolo SpA
3.13%, 07/14/22 144A	$ 580,000	$ 587,968
3.38%, 01/12/23 144A	220,000	223,847
5.02%, 06/26/24 144A	1,310,000	1,377,453
3.25%, 09/23/24 144A	1,400,000	1,409,025
5.71%, 01/15/26 144A	200,000	216,672
UniCredit SpA
6.57%, 01/14/22 144A	530,000	569,403
7.83%, 12/04/23 144A	3,100,000	3,617,215
		8,001,583
Japan — 0.7%
Development Bank of Japan, Inc.
1.63%, 09/01/21 144A	1,300,000	1,294,400
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,207,303
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	250,000	252,800
3.00%, 02/22/22	180,000	183,518
3.74%, 03/07/29Δ	65,000	70,208
3.75%, 07/18/39	700,000	769,052
Mitsubishi UFJ Lease & Finance Co., Ltd.
3.41%, 02/28/22 144A	1,500,000	1,533,427
Panasonic Corporation
2.54%, 07/19/22 144A	1,302,000	1,314,096
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	260,000	260,444
4.44%, 04/02/24 144A	350,000	373,162
2.45%, 09/27/24	1,600,000	1,605,159
2.63%, 07/14/26	35,000	35,061
Takeda Pharmaceutical Co., Ltd.
4.40%, 11/26/23	1,700,000	1,826,727
		11,725,357
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	200,000	232,370
Kuwait — 0.1%
Kuwait International Government Bond
3.50%, 03/20/27 144A	1,490,000	1,603,940
Luxembourg — 0.1%
ArcelorMittal SA
6.25%, 02/25/22	50,000	53,911
3.60%, 07/16/24Δ	300,000	307,957
6.13%, 06/01/25	410,000	471,415
4.55%, 03/11/26Δ	200,000	212,554
7.00%, 10/15/39	70,000	85,463
		1,131,300
Mexico — 0.8%
America Movil SAB de CV
5.00%, 03/30/20	100,000	100,626
	Par	Value
Banco Actinver SA
4.80%, 12/18/32 144A †††	$ 1,530,000	$ 1,535,064
Mexican Bonos
8.00%, 06/11/20(M)	5,120,000	272,493
10.00%, 12/05/24(M)	25,130,000	1,509,847
8.50%, 11/18/38(M)	31,010,000	1,871,375
7.75%, 11/13/42(M)	40,935,200	2,298,152
8.00%, 11/07/47(M)	72,150,000	4,183,741
Mexico City Airport Trust
3.88%, 04/30/28 144A	360,000	368,679
5.50%, 07/31/47Δ	200,000	206,939
5.50%, 07/31/47 144A	270,000	279,368
Mexico Government International Bond
4.50%, 04/22/29	200,000	219,600
4.50%, 01/31/50Δ	270,000	292,410
Petroleos Mexicanos
5.13%, 03/15/23(E)	110,000	138,081
4.50%, 01/23/26	270,000	269,635
6.88%, 08/04/26	200,000	220,303
6.50%, 03/13/27	230,000	244,851
6.63%, 06/15/35	29,000	29,810
5.50%, 06/27/44	170,000	153,074
6.38%, 01/23/45	370,000	357,751
5.63%, 01/23/46	30,000	26,906
6.75%, 09/21/47	20,000	20,106
6.35%, 02/12/48	70,000	67,790
7.69%, 01/23/50 144A	269,000	294,494
		14,961,095
Morocco & Antilles — 0.0%
OCP SA
4.50%, 10/22/25 144A	450,000	482,539
Netherlands — 1.4%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	218,342
Cooperatieve Rabobank UA
4.75%, 01/15/20 144A Δ	540,000	540,473
(Variable, EUR Swap Rate 5Y + 5.25%), 5.50%, 06/29/20(E) ρ ^	500,000	574,871
4.63%, 12/01/23	400,000	433,834
4.38%, 08/04/25	920,000	999,159
5.25%, 08/04/45	370,000	474,147
Deutsche Telekom International Finance BV
8.75%, 06/15/30	25,000	36,854
Enel Finance International NV
4.25%, 09/14/23 144A	1,500,000	1,589,305
Equate Petrochemical BV
4.25%, 11/03/26 144A	520,000	557,008
ING Bank NV
5.80%, 09/25/23 144A	340,000	377,596
ING Groep NV
4.10%, 10/02/23	1,100,000	1,170,345
4.63%, 01/06/26 144A	1,600,000	1,781,175

See Notes to Financial Statements.

	Par	Value
Mylan NV
2.25%, 11/22/24(E)	$1,500,000	$ 1,794,574
3.95%, 06/15/26	1,765,000	1,841,570
NXP BV
3.88%, 09/01/22 144A	950,000	986,277
3.88%, 06/18/26 144A	65,000	69,050
Petrobras Global Finance BV
6.13%, 01/17/22	51,000	54,580
6.25%, 03/17/24	380,000	426,791
5.30%, 01/27/25	1,036,000	1,131,928
7.38%, 01/17/27	120,000	146,622
6.00%, 01/27/28Δ	550,000	628,590
5.75%, 02/01/29	210,000	237,248
6.90%, 03/19/49	40,000	46,991
6.85%, 06/05/15π	550,000	630,407
Prosus NV
4.85%, 07/06/27 144A	420,000	458,980
Shell International Finance BV
4.38%, 03/25/20	320,000	321,711
2.88%, 05/10/26	1,210,000	1,256,600
4.55%, 08/12/43	120,000	146,546
4.38%, 05/11/45	230,000	274,979
4.00%, 05/10/46	190,000	216,856
Stichting AK Rabobank Certificaten
6.50%, 03/29/18(E) ρ Δ	700,000	1,001,141
Syngenta Finance NV
3.70%, 04/24/20 144A	565,000	566,814
3.93%, 04/23/21 144A	2,350,000	2,390,646
4.44%, 04/24/23 144A	1,075,000	1,123,349
5.18%, 04/24/28 144A	200,000	215,746
		24,721,105
Nigeria — 0.0%
Nigeria Government International Bond
8.75%, 01/21/31	210,000	232,539
Norway — 0.1%
Equinor ASA
2.45%, 01/17/23	30,000	30,491
Yara International ASA
4.75%, 06/01/28 144A	1,100,000	1,196,660
		1,227,151
Peru — 0.0%
Peruvian Government International Bond
5.63%, 11/18/50Δ	330,000	483,349
Poland — 0.1%
Republic of Poland Government International Bond
4.00%, 01/22/24	780,000	840,744
Qatar — 0.3%
Qatar Government International Bond
3.38%, 03/14/24 144A	560,000	586,894
3.38%, 03/14/24Δ	1,700,000	1,781,642
4.00%, 03/14/29 144A	460,000	514,281
4.82%, 03/14/49 144A	1,220,000	1,513,347
		4,396,164
	Par	Value
Russia — 0.6%
Gazprom PJSC Via Gaz Capital SA
5.15%, 02/11/26 144A	$ 340,000	$ 379,049
7.29%, 08/16/37	100,000	140,494
Russian Federal Bond - OFZ
7.00%, 01/25/23(Q)	34,070,000	570,892
7.00%, 08/16/23(Q)	52,440,000	879,363
7.75%, 09/16/26(Q)	9,710,000	170,803
8.15%, 02/03/27(Q)	63,930,000	1,151,521
7.05%, 01/19/28(Q)	150,011,000	2,552,903
6.90%, 05/23/29(Q)	194,060,000	3,297,093
7.25%, 05/10/34(Q)	48,570,000	843,981
7.70%, 03/16/39(Q)	78,400,000	1,430,542
		11,416,641
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
2.75%, 04/16/22 144A	1,800,000	1,820,906
South Korea — 0.1%
Export-Import Bank of Korea
5.00%, 04/11/22	900,000	959,560
Spain — 0.6%
Banco Santander SA
(Floating, ICE LIBOR USD 3M + 1.12%), 3.12%, 04/12/23†	200,000	201,409
3.85%, 04/12/23	400,000	417,540
4.38%, 04/12/28	600,000	657,458
3.31%, 06/27/29	400,000	412,758
Spain Government Bond
0.60%, 10/31/29(E) 144A	4,000,000	4,548,165
1.85%, 07/30/35(E) 144A	3,100,000	3,981,057
Telefonica Emisiones SA
4.57%, 04/27/23	500,000	538,388
5.21%, 03/08/47	400,000	475,502
		11,232,277
Supranational — 1.1%
African Development Bank
(Floating, ICE LIBOR USD 3M + 0.19%), 2.08%, 06/15/20†	2,700,000	2,702,226
2.63%, 03/22/21	5,530,000	5,594,045
2.31%, 07/14/21	6,000,000	6,034,002
International Bank for Reconstruction & Development
1.63%, 09/04/20	5,210,000	5,206,197
		19,536,470
Sweden — 0.2%
Skandinaviska Enskilda Banken AB
(Floating, ICE LIBOR USD 3M + 0.43%), 2.33%, 05/17/21 144A †	2,900,000	2,907,598
Svenska Handelsbanken AB
3.35%, 05/24/21	250,000	254,996
		3,162,594
Switzerland — 0.8%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	251,420
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Credit Suisse Group AG
(Variable, U.S. SOFR + 1.56%), 2.59%, 09/11/25 144A ^	$ 250,000	$ 250,881
(Variable, USD Swap 5Y + 4.33%), 7.25%, 09/12/25 144A ρ ^	400,000	446,842
4.28%, 01/09/28 144A	1,800,000	1,960,082
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	1,625,000	1,732,936
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/21	800,000	813,898
3.80%, 09/15/22	1,300,000	1,353,926
4.55%, 04/17/26	2,440,000	2,710,987
UBS Group AG
3.00%, 04/15/21 144A	1,500,000	1,519,901
2.65%, 02/01/22 144A	300,000	303,180
(Floating, ICE LIBOR USD 3M + 1.53%), 3.44%, 02/01/22 144A †	200,000	204,760
3.49%, 05/23/23 144A	480,000	494,202
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	840,000	918,750
4.13%, 09/24/25 144A	440,000	479,097
4.25%, 03/23/28 144A	1,490,000	1,629,692
		15,070,554
Turkey — 0.1%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	1,149,732	1,084,253
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	610,000	618,317
3.13%, 10/11/27 144A	500,000	524,714
DP World PLC
5.63%, 09/25/48 144A	620,000	718,356
		1,861,387
United Kingdom — 2.7%
Anglo American Capital PLC
3.63%, 09/11/24 144A Δ	700,000	726,683
4.00%, 09/11/27 144A	220,000	230,747
Barclays Bank PLC
(Floating, ICE LIBOR USD 3M + 0.45%), 2.37%, 10/15/20†	2,700,000	2,700,309
7.63%, 11/21/22	1,700,000	1,911,591
Barclays PLC
(Floating, ICE LIBOR USD 3M + 2.11%), 4.01%, 08/10/21†	1,600,000	1,638,304
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	950,000	992,688
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 05/16/24^	1,400,000	1,476,901
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29^	1,060,000	1,196,180
	Par	Value
(Variable, ICE LIBOR USD 3M + 3.05%), 5.09%, 06/20/30^	$ 750,000	$ 837,235
BP Capital Markets PLC
3.56%, 11/01/21	30,000	30,946
3.81%, 02/10/24	330,000	352,771
3.54%, 11/04/24	60,000	63,945
3.51%, 03/17/25	330,000	351,594
British Telecommunications PLC
9.63%, 12/15/30	25,000	38,472
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	20,000	20,447
5.25%, 12/19/33(U)	100,000	186,587
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	136,387
HSBC Bank PLC
4.75%, 01/19/21 144A	200,000	205,543
HSBC Holdings PLC
3.40%, 03/08/21	610,000	619,835
(Floating, ICE LIBOR USD 3M + 0.60%), 2.50%, 05/18/21†	400,000	400,435
(Floating, ICE LIBOR USD 3M + 1.50%), 3.40%, 01/05/22†	400,000	408,041
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	525,000	537,229
(Variable, USD ICE Swap Rate 5Y + 3.45%), 6.25%, 03/23/23ρ Δ ^	280,000	297,350
4.25%, 03/14/24	240,000	254,832
(Floating, ICE LIBOR USD 3M + 1.00%), 2.90%, 05/18/24†	300,000	302,592
(Variable, ICE LIBOR USD 3M + 1.21%), 3.80%, 03/11/25^	625,000	656,472
4.25%, 08/18/25Δ	220,000	235,482
(Variable, ICE LIBOR USD 3M + 1.55%), 4.04%, 03/13/28^	700,000	749,541
(Variable, USD ICE Swap Rate 5Y + 3.61%), 6.50%, 03/23/28ρ ^	540,000	594,486
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	800,000	895,260
(Variable, ICE LIBOR USD 3M + 1.61%), 3.97%, 05/22/30^	610,000	658,321
6.50%, 09/15/37	500,000	692,156
Lloyds Bank Corporate Markets PLC
(Floating, ICE LIBOR USD 3M + 0.50%), 2.51%, 10/26/20†	1,600,000	1,603,433
Lloyds Bank PLC
(Step to 0.00% on 04/02/22), 7.50%, 04/02/32 STEP	2,000,000	1,672,281
Lloyds Banking Group PLC
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 03/17/23^	1,900,000	1,926,873
3.90%, 03/12/24	210,000	221,902
4.50%, 11/04/24	240,000	256,858
4.38%, 03/22/28	800,000	883,129
4.55%, 08/16/28	230,000	257,898
(Variable, ICE LIBOR USD 3M + 1.21%), 3.57%, 11/07/28^	200,000	209,149

See Notes to Financial Statements.

	Par	Value
Nationwide Building Society
(Variable, ICE LIBOR USD 3M + 1.06%), 3.77%, 03/08/24 144A ^	$2,000,000	$ 2,071,695
(Variable, ICE LIBOR USD 3M + 1.39%), 4.36%, 08/01/24 144A ^	1,300,000	1,379,912
(Variable, ICE LIBOR USD 3M + 1.86%), 3.96%, 07/18/30 144A ^	1,875,000	2,016,818
Reckitt Benckiser Treasury Services PLC
2.75%, 06/26/24 144A	600,000	612,368
Royal Bank of Scotland Group PLC
6.13%, 12/15/22Δ	180,000	197,143
2.50%, 03/22/23(E)	1,400,000	1,679,016
(Floating, ICE LIBOR USD 3M + 1.47%), 3.38%, 05/15/23†	1,300,000	1,314,902
(Variable, ICE LIBOR USD 3M + 1.48%), 3.50%, 05/15/23^	429,000	439,688
3.88%, 09/12/23	579,000	607,187
6.00%, 12/19/23	110,000	122,414
5.13%, 05/28/24	280,000	303,573
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 06/25/24^	2,205,000	2,343,702
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 03/22/25^	1,215,000	1,291,580
(Variable, ICE LIBOR USD 3M + 1.75%), 4.89%, 05/18/29^	400,000	452,835
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.10%), 3.75%, 11/01/29^	200,000	204,400
Santander UK PLC
2.38%, 03/16/20	160,000	160,095
2.88%, 06/18/24	925,000	946,688
Severn Trent Utilities Finance PLC
6.25%, 06/07/29(U)	100,000	181,749
Society of Lloyd's
4.75%, 10/30/24(U)	100,000	147,732
Standard Chartered PLC
(Variable, ICE LIBOR USD 3M + 1.15%), 4.25%, 01/20/23 144A ^	1,000,000	1,036,382
Vodafone Group PLC
3.75%, 01/16/24	2,525,000	2,672,615
4.38%, 05/30/28	480,000	532,639
6.15%, 02/27/37	45,000	58,199
5.00%, 05/30/38	30,000	34,799
		48,239,016
Total Foreign Bonds (Cost $249,207,806)		257,532,181
LOAN AGREEMENTS — 0.7%
1011778 B.C. Unlimited Liability Company Term B-4 Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 3.55%, 11/19/26†	120,000	120,284
Air Medical Group Holdings, Inc. 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.04%, 04/28/22†	458,278	450,330
	Par	Value
Allied Universal Holdco LLC Delayed Draw Term Loan
0.00%, 07/10/26† Σ	$ 18,015	$ 18,147
(Floating, ICE LIBOR USD 1M+ 4.25%), 6.05%, 07/10/26†	18,016	18,147
Allied Universal Holdco LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M+ 4.25%), 6.05%, 07/10/26†	181,956	183,283
APi Group DE, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M+ 2.50%), 4.30%, 10/01/26†	230,000	232,203
Asurion LLC New B-7 Term Loan
0.00%, 11/03/24† Σ	59,848	60,265
(Floating, ICE LIBOR USD 1M+ 3.00%), 4.80%, 11/03/24†	208,064	209,513
athenahealth, Inc. Term B Loan
(Floating, ICE LIBOR USD 3M+ 4.50%), 6.40%, 02/11/26†	267,975	269,761
Atlantic Aviation FBO, Inc. Term Loan
(Floating, ICE LIBOR USD 1M+ 3.75%), 5.55%, 12/06/25†	89,100	90,270
Avolon TLB Borrower 1 (US) LLC Term B-3 Loan
(Floating, ICE LIBOR USD 1M+ 1.75%, 0.75% Floor), 3.51%, 01/15/25†	694,801	700,012
Brookfield WEC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M+ 3.50%, 0.75% Floor), 5.30%, 08/01/25†	89,773	90,530
Charter Communications Operating LLC Term B-1 Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 3.55%, 04/30/25†	156,894	158,169
DCert Buyer, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M+ 4.00%), 5.80%, 10/16/26†	440,000	442,200
Delos Finance S.a r.l. New Loan
(Floating, ICE LIBOR USD 3M+ 1.75%), 3.69%, 10/06/23†	847,000	851,324
Diamond Sports Group LLC Term Loan
(Floating, ICE LIBOR USD 1M+ 3.25%), 5.03%, 08/24/26†	109,725	109,817
Flying Fortress Holdings LLC New Loan
(Floating, ICE LIBOR USD 3M+ 1.75%), 3.69%, 10/30/22†	74,667	75,040
Focus Financial Partners LLC Tranche B-2 Term Loan
(Floating, ICE LIBOR USD 1M+ 2.50%), 4.30%, 07/03/24†	269,316	271,529
Four Seasons Holdings, Inc. Term Loan 2013
0.00%, 11/30/23† Σ	49,871	50,333
Genesee & Wyoming, Inc. Term Loan
0.00%, 12/30/26† Σ	60,000	60,653
HCA, Inc. Tranche B-12 Term Loan
0.00%, 03/13/25† Σ	995,124	1,002,030
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, ICE LIBOR USD 1M+ 1.75%), 3.55%, 03/13/25†	$ 63,185	$ 63,624
Hilton Worldwide Finance LLC Refinanced Series B-2 Term Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 3.54%, 06/22/26†	658,355	663,609
iHeartCommunications, Inc. Initial Term Loan
0.00%, 05/01/26† Σ	24,560	24,800
(Floating, ICE LIBOR USD 1M+ 4.00%), 5.69%, 05/01/26†	174,279	175,985
Intelsat Jackson Holdings S.A. Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 3M+ 3.75%, 1.00% Floor), 5.68%, 11/27/23†	130,000	130,452
Jane Street Group LLC Dollar Term Loan
(Floating, ICE LIBOR USD 1M+ 3.00%), 4.80%, 08/25/22†	296,839	297,395
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 3.55%, 03/01/27†	107,945	108,451
LPL Holdings, Inc. Tranche B-1 Term Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 3.54%, 11/12/26†	43,342	43,613
McAfee LLC Term B USD Loan
0.00%, 09/30/24† Σ	89,773	90,278
(Floating, ICE LIBOR USD 1M+ 3.75%), 5.55%, 09/30/24†	547,109	550,186
Michaels Stores, Inc. 2018 New Replacement Term B Loan
(Floating, ICE LIBOR USD 1M+ 2.50%, 1.00% Floor), 4.29%, 01/30/23†	182,222	176,710
(Floating, ICE LIBOR USD 1M+ 2.50%, 1.00% Floor), 4.30%, 01/30/23†	505,438	490,149
MPH Acquisition Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M+ 2.75%, 1.00% Floor), 4.69%, 06/07/23†	606,397	599,357
Nexstar Broadcasting, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M+ 2.75%), 4.45%, 09/18/26†	500,000	503,495
Option Care Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M+ 4.50%), 6.30%, 08/06/26†	270,000	269,268
Panther BF Aggregator 2 L P Term Loan B
(Floating, ICE LIBOR USD 1M+ 3.50%), 5.30%, 04/30/26†	369,075	371,037
Regionalcare Hospital Partners Holdings, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M+ 4.50%), 6.30%, 11/16/25†	179,246	180,926
(Floating, ICE PRIME USD 3M+ 3.50%), 8.25%, 11/16/25†	453	457
	Par	Value
RPI Finance Trust Initial Term Loan B-6
(Floating, ICE LIBOR USD 1M+ 2.00%), 3.80%, 03/27/23†	$ 951,663	$ 960,737
Univision Communications, Inc. 2017 Replacement Repriced First-Lien Term Loan
(Floating, ICE LIBOR USD 1M+ 2.75%, 1.00 Floor), 4.55%, 03/15/24†	121,593	120,336
VFH Parent LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M+ 3.50%), 5.20%, 03/01/26†	175,443	176,342
Total Loan Agreements (Cost $11,456,411)		11,461,047
MORTGAGE-BACKED SECURITIES — 45.0%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 2.62%, 09/15/34 144A †	1,200,000	1,201,517
Aggregator of Loans Backed by Assets PLC, Series 2015-1, Class A
(Floating, ICE LIBOR GBP 1M + 1.25%), 1.96%, 04/24/49(U) †	532,854	707,291
Alba PLC, Series 2007-1, Class A3
(Floating, ICE LIBOR GBP 3M + 0.17%), 0.96%, 03/17/39(U) †	675,752	856,124
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 1.98%, 09/25/46†	344,141	326,828
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1
(Floating, ICE LIBOR USD 6M + 1.50%, 1.50% Floor, 11.00% Cap), 3.41%, 09/25/45†	326,492	330,839
Banc of America Funding Trust, Series 2005-D, Class A1
4.67%, 05/25/35† γ	399,250	408,506
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
4.70%, 07/25/34† γ	45,029	47,011
Bancorp Commercial Mortgage, Series 2018-CRE4, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.95% Floor), 2.64%, 09/15/35 144A †	661,562	662,105
BANK, Series 2017-BNK9, Class XA
0.81%, 11/15/54† IO γ	9,915,406	512,400
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,707,335
BBCCRE Trust, Series 2015-GTP, Class D
4.56%, 08/10/33 144A † γ	390,000	391,384
BBCMS Trust, Series 2015-STP, Class A
3.32%, 09/10/28 144A	878,023	882,328

See Notes to Financial Statements.

	Par	Value
BCAP LLC, Series 2014-RR2, Class 7A1
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 1.91%, 01/26/38 144A †	$ 741,367	$ 720,939
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
4.41%, 05/25/35† γ	139,428	142,025
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
4.54%, 02/25/33† γ	6,774	6,949
Bear Stearns ARM Trust, Series 2004-2, Class 24A
2.41%, 05/25/34	18,403	17,780
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
4.00%, 01/26/36† γ	391,968	356,048
Brunel Residential Mortgage Securitisation No. 1 PLC, Series 2007-1X, Class A4B
(Floating, ICE LIBOR GBP 3M + 0.22%), 1.01%, 01/13/39(U) †	249,421	326,757
BX Commercial Mortgage Trust, Series 2018-IND, Class H
(Floating, ICE LIBOR USD 1M + 3.00%, 3.00% Floor), 4.74%, 11/15/35 144A †	2,534,000	2,541,690
BX Commercial Mortgage Trust, Series 2019-XL, Class F
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 3.74%, 10/15/36 144A †	1,470,000	1,472,907
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
4.08%, 02/19/34† γ	223,635	229,863
CHL Mortgage Pass-Through Trust, Series 2004-HYB5, Class 2A1
4.18%, 04/20/35† γ	280,135	282,954
CHT Mortgage Trust, Series 2017-CSMO, Class A
(Floating, ICE LIBOR USD 1M + 0.93%, 0.93% Floor), 2.67%, 11/15/36 144A †	310,000	310,519
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class A5
2.87%, 08/10/56	1,450,000	1,481,469
COMM Mortgage Trust, Series 2013-CR12, Class AM
4.30%, 10/10/46	50,000	52,985
COMM Mortgage Trust, Series 2013-CR12, Class B
4.76%, 10/10/46	40,000	41,702
COMM Mortgage Trust, Series 2013-CR12, Class C
5.08%, 10/10/46† γ	20,000	20,204
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	390,000	398,510
COMM Mortgage Trust, Series 2014-277P, Class A
3.61%, 08/10/49 144A † γ	160,000	168,720
	Par	Value
COMM Mortgage Trust, Series 2015-DC1, Class C
4.34%, 02/10/48† γ	$ 80,000	$ 81,798
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.40%), 4.19%, 04/25/31 144A †	565,003	572,023
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.30%, 2.30% Floor), 4.09%, 08/25/31 144A †	820,000	828,288
CSMC Trust, Series 2010-16, Class B9
4.08%, 06/25/50 144A † γ	2,149,467	1,788,718
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	3,602,406	3,687,939
CSMC Trust, Series 2018-PLUM, Class A
(Floating, ICE LIBOR USD 1M + 3.23%, 3.23% Floor), 4.97%, 08/15/20 144A †	107,583	107,716
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	552,956
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series, Series 2006-AR1, Class 3A1
3.75%, 02/25/36† γ	678,795	651,438
Exantas Capital Corporation, Ltd., Series 2018-RSO6, Class A
(Floating, ICE LIBOR USD 1M + 0.83%, 0.83% Floor), 2.57%, 06/15/35 144A †	338,282	336,678
Fannie Mae Connecticut Avenue Securities, Series 2018-C01
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 4.04%, 07/25/30†	200,000	202,829
Fannie Mae Connecticut Avenue Securities, Series 2018-C03
(Floating, ICE LIBOR USD 1M + 2.15%, 2.15% Floor), 3.94%, 10/25/30†	190,000	191,638
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	471	501
4.00%, 10/01/25	102,237	106,735
5.50%, 02/01/27	20,076	21,639
4.50%, 10/01/29	1,713	1,827
7.50%, 11/01/29	2,818	3,229
7.50%, 12/01/29	2,998	3,406
7.50%, 02/01/31	4,021	4,196
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.23%, 2.23% Floor, 11.36% Cap), 4.61%, 07/01/31†	2,728	2,812
7.50%, 11/01/31	7,537	7,553
(Floating, ICE LIBOR USD 1Y + 1.98%, 1.98% Floor, 10.50% Cap), 4.85%, 04/01/32†	1,021	1,065
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.00%, 12/01/32	$ 913,171	$ 941,757
3.00%, 06/01/33	577,726	595,131
3.50%, 06/01/33	38,132	39,563
3.50%, 08/01/33	632,516	657,573
5.00%, 08/01/33	3,643	4,019
5.00%, 09/01/33	719	793
5.00%, 10/01/33	1,880	2,068
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.37%, 2.37% Floor, 9.17% Cap), 5.04%, 03/01/34†	816	864
5.00%, 12/01/34	60,251	66,397
5.50%, 05/01/35	176,319	189,897
5.00%, 07/01/35	3,080	3,400
5.00%, 11/01/35	86,560	95,247
5.50%, 11/01/35	22,441	25,240
5.00%, 12/01/35	8,429	9,355
6.00%, 02/01/36	188,239	207,346
5.00%, 02/01/37	8,321	9,177
5.50%, 07/01/37	22,967	25,819
3.00%, 02/01/38	251,390	257,051
3.00%, 04/01/38	164,138	167,962
5.50%, 04/01/38	5,713	6,421
7.00%, 03/01/39	13,077	15,009
4.50%, 06/01/39	69,467	75,496
6.50%, 09/01/39	28,361	32,353
4.00%, 02/01/41	49,836	53,493
5.00%, 06/01/41	2,360	2,560
3.50%, 10/01/42	105,763	111,320
4.00%, 10/01/42	42,165	44,924
3.50%, 11/01/42	223,917	235,607
3.50%, 12/01/42	63,240	66,556
3.50%, 01/01/43	323,828	340,535
3.50%, 02/01/43	218,621	230,063
3.50%, 03/01/43	540,650	568,873
4.00%, 04/01/43	103,480	110,332
3.50%, 05/01/43	375,905	398,077
4.00%, 05/01/43	45,936	50,123
4.00%, 06/01/43	59,644	65,080
4.00%, 07/01/43	184,372	200,439
4.00%, 08/01/43	99,501	106,061
4.50%, 12/01/43	695,054	751,030
3.50%, 02/01/44	54,695	57,551
4.50%, 02/01/44	572,107	617,929
4.50%, 03/01/44	165,312	178,529
3.50%, 03/01/45	586,244	616,796
4.00%, 12/01/45	391,747	415,538
3.50%, 06/01/46	66,557	70,185
4.00%, 09/01/46	1,268,637	1,340,436
4.50%, 01/01/47	633,010	672,745
3.50%, 04/01/47	10,475,537	11,043,206
3.50%, 06/01/47	75,785	79,513
4.00%, 07/01/47	603,838	635,783
5.00%, 07/01/47	366,635	393,121
4.00%, 08/01/47	144,421	153,755
3.00%, 09/01/47	1,105,792	1,134,537
	Par	Value
3.50%, 09/01/47	$ 1,221,995	$ 1,270,692
3.50%, 02/01/48	319,053	332,198
4.00%, 03/01/48	1,745,279	1,837,967
3.50%, 04/01/48	1,748,536	1,814,642
4.00%, 04/01/48	2,371,732	2,491,987
4.00%, 05/01/48	1,457,241	1,523,667
3.50%, 06/01/48	516,750	542,508
4.00%, 06/01/48	336,864	351,502
4.50%, 08/01/48	1,736,689	1,887,222
5.00%, 08/01/48	360,658	386,413
3.00%, 09/01/48	178,478	183,892
4.00%, 09/01/48	5,168,025	5,384,810
4.50%, 09/01/48	723,245	762,945
3.50%, 10/01/48	75,592	77,868
4.00%, 10/01/48	1,469,503	1,568,679
5.00%, 10/01/48	299,392	320,991
4.00%, 11/01/48	1,206,299	1,260,834
5.00%, 11/01/48	206,797	221,453
4.00%, 01/01/49	936,059	998,038
5.00%, 01/01/49	1,164,846	1,245,605
3.50%, 02/01/49	724,425	745,667
3.00%, 03/01/49	164,191	166,774
3.50%, 03/01/49	2,450,024	2,527,384
3.00%, 04/01/49	5,820,625	5,912,291
3.50%, 04/01/49	1,124,608	1,157,155
4.00%, 05/01/49	2,196,808	2,283,326
3.00%, 07/01/49	486,591	496,608
3.00%, 08/01/49	961,097	977,106
3.50%, 08/01/49	94,944	97,607
3.00%, 09/01/49	9,249,962	9,414,972
3.00%, 10/01/49	1,071,856	1,094,875
5.00%, 10/01/49	19,374,300	20,695,643
2.50%, 11/01/49	3,000,000	2,967,886
3.50%, 11/01/49	996,857	1,034,238
4.00%, 11/01/49	583,179	608,102
2.50%, 12/01/49	11,498,852	11,375,762
3.00%, 12/01/49	15,998,400	16,240,250
3.50%, 12/01/49	397,087	411,000
3.00%, 01/01/50	2,292,121	2,341,422
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	139,091	159,598
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.75% Cap), 2.24%, 06/15/37†	93,959	94,197
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 4.49%, 01/15/40† IO	191,368	31,143

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 4.21%, 10/15/41† IO	$ 130,289	$ 20,115
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.49% - ICE LIBOR USD 1M, 6.49% Cap), 4.75%, 12/15/41† IO	243,819	51,394
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.26%, 08/15/42† IO	200,856	33,161
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	351,190	52,406
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	357,840	356,590
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	235,180	18,099
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	203,294	17,334
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 4.21%, 02/15/44† IO	95,609	16,148
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.26%, 05/15/44† IO	100,990	16,710
Federal Home Loan Mortgage Corporation REMIC, Series 4415
2.27%, 04/15/41† IO γ	118,076	6,495
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, ICE LIBOR USD 1M + 0.44%, 9999.00% Cap), 2.22%, 07/15/40†	319,480	318,957
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	1,036,174	1,056,635
3.00%, 06/15/48	758,931	766,919
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	810,442	810,910
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.26%, 12/15/46† IO	359,352	61,864
Federal National Mortgage Association
9.50%, 05/01/22	47	48
	Par	Value
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.75% Cap), 2.41%, 07/01/22†	$ 791	$ 788
5.50%, 09/01/23	12,480	12,913
5.50%, 10/01/23	3,009	3,105
5.00%, 06/01/24	74,392	79,422
9.50%, 07/01/24	31	31
2.81%, 04/01/25	50,000	51,431
5.50%, 05/01/25	2,978	3,036
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.05% Cap), 2.38%, 07/01/27†	7,288	7,228
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 11.81% Cap), 4.50%, 08/01/27†	11,298	11,794
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.62% Cap), 2.38%, 11/01/27 CONV †	8,289	8,214
2.84%, 01/01/28	820,000	848,690
3.08%, 01/01/28	140,000	146,854
3.64%, 11/01/28	200,000	216,026
3.07%, 01/01/29	100,000	105,062
3.30%, 04/01/29	100,000	106,355
3.16%, 05/01/29	148,917	157,048
3.19%, 05/01/29	99,088	104,661
3.24%, 05/01/29	280,000	297,408
3.26%, 05/01/29	110,000	116,922
3.35%, 05/01/29	60,000	64,028
3.16%, 06/01/29	5,900,000	6,232,462
2.74%, 08/01/29	200,000	205,481
2.79%, 08/01/29	500,000	515,910
2.52%, 10/01/29	60,000	60,564
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.64%, 2.64% Floor, 12.39% Cap), 5.01%, 02/01/30†	60,834	62,467
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.38%, 2.38% Floor, 10.65% Cap), 4.41%, 06/01/30 CONV †	10,878	11,030
8.00%, 10/01/30	8,417	9,946
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 2.51% Floor, 12.62% Cap), 4.38%, 12/01/30 CONV †	3,253	3,297
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.55% Cap), 2.38%, 01/01/31†	4,620	4,555
4.50%, 04/01/31	39,291	42,239
3.31%, 05/01/31	100,000	106,675
4.50%, 05/01/31	139,976	150,483
4.50%, 06/01/31	42,790	46,009
2.87%, 07/01/31	100,000	102,915
2.77%, 08/01/31	700,000	713,277
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.80%, 08/01/31	$ 200,000	$ 204,441
2.81%, 08/01/31	200,000	204,627
2.84%, 08/01/31	100,000	102,622
2.85%, 08/01/31	200,000	205,432
2.86%, 08/01/31	100,000	102,820
2.87%, 08/01/31	200,000	206,555
2.92%, 08/01/31	100,000	102,916
2.67%, 09/01/31	200,000	202,425
4.50%, 11/01/31	62,064	66,701
6.00%, 11/01/31	1,687	1,927
4.50%, 12/01/31	98,268	105,639
6.00%, 01/01/32	51,383	56,663
6.00%, 03/01/32	2,258	2,493
6.00%, 04/01/32	99,960	110,468
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.95% Cap), 2.38%, 06/01/32†	6,313	6,219
3.00%, 07/01/32	266,664	273,787
3.50%, 07/01/32	81,449	84,892
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.22% Cap), 2.41%, 08/01/32†	6,418	6,325
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 9.75% Cap), 4.88%, 02/01/33†	865	876
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 11.95% Cap), 2.41%, 05/01/33†	9,578	9,465
5.00%, 07/01/33	18,284	20,156
3.50%, 09/01/33	72,774	75,395
5.00%, 09/01/33	22,423	24,723
3.50%, 05/01/34	119,401	125,347
4.00%, 05/01/34	91,389	96,554
3.50%, 09/01/34	1,640,895	1,712,806
2.67%, 10/01/34	100,000	100,002
3.50%, 10/01/34	1,148,487	1,196,953
6.00%, 10/01/34	25,512	28,082
(Floating, ICE LIBOR USD 1Y + 1.55%, 1.55% Floor, 9.67% Cap), 4.55%, 12/01/34†	12,652	13,118
6.00%, 05/01/35	323,437	362,807
6.00%, 07/01/35	68,593	77,087
5.50%, 09/01/35	51,941	55,900
5.00%, 10/01/35	62,750	69,195
6.00%, 10/01/35	13,834	15,762
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.54% Cap), 2.38%, 11/01/35†	3,020	3,021
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.96%, 1.96% Floor, 9.00% Cap), 4.29%, 11/01/35†	30,171	31,311
6.00%, 11/01/35	194,021	214,118
5.50%, 04/01/36	3,242	3,536
	Par	Value
(Floating, COF 11th District San Francisco + 1.25%, 3.89% Floor, 12.92% Cap), 4.13%, 05/01/36†	$ 25,414	$ 26,671
5.50%, 11/01/36	50,684	57,058
5.50%, 03/01/37	3,118	3,512
6.00%, 07/01/37	499,448	572,057
6.50%, 10/01/37	41,756	46,385
7.00%, 10/01/37	1,297	1,444
7.00%, 11/01/37	4,899	5,411
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.65% Cap), 2.38%, 12/01/37†	20,306	20,027
3.00%, 12/01/37	162,339	166,689
7.00%, 12/01/37	3,236	3,828
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.53% Cap), 2.38%, 01/01/38†	11,811	11,733
7.00%, 02/01/38	1,697	1,889
4.50%, 03/01/38	3,431	3,649
4.50%, 04/01/38	60,189	65,304
5.00%, 04/01/38	60,356	66,444
5.00%, 06/01/38	68,757	75,574
5.50%, 08/01/38	36,316	40,817
7.00%, 11/01/38	13,281	15,376
7.00%, 02/01/39	5,961	6,847
6.00%, 12/01/39	211,015	241,646
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 9.69% Cap), 3.73%, 06/01/40†	24,822	25,507
3.73%, 10/01/40†	84,811	84,523
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.25% Cap), 2.38%, 11/01/40†	7,363	7,279
4.50%, 04/01/41	92,830	100,837
4.50%, 08/01/41	48,910	53,145
4.50%, 11/01/41	258,042	280,388
4.00%, 06/01/42	33,565	35,914
3.50%, 09/01/42	44,749	47,054
2.50%, 10/01/42	335,135	333,110
4.00%, 10/01/42	155,430	164,734
2.50%, 11/01/42	19,971	19,881
4.00%, 11/01/42	1,463,066	1,576,968
2.50%, 12/01/42	14,825	14,758
3.00%, 12/01/42	14,462	14,969
3.50%, 12/01/42	69,285	73,055
4.00%, 12/01/42	102,173	109,354
2.50%, 01/01/43	14,785	14,718
3.00%, 01/01/43	271,027	279,413
3.50%, 01/01/43	1,384,680	1,455,999
2.50%, 02/01/43	18,954	18,869
2.50%, 03/01/43	1,334,986	1,328,966
3.00%, 03/01/43	170,477	176,366
3.50%, 03/01/43	588,213	620,827

See Notes to Financial Statements.

	Par	Value
2.50%, 04/01/43	$ 1,106,688	$ 1,101,697
3.00%, 04/01/43	256,524	265,511
4.00%, 04/01/43	48,097	52,062
2.50%, 05/01/43	24,191	24,082
3.00%, 05/01/43	165,252	171,038
2.50%, 06/01/43	21,549	21,451
3.00%, 06/01/43	50,037	51,790
4.00%, 06/01/43	435,472	469,085
3.00%, 07/01/43	442,587	458,096
4.00%, 07/01/43	457,399	491,296
2.50%, 08/01/43	813,580	809,760
4.00%, 08/01/43	150,036	159,785
4.50%, 09/01/43	433,128	463,717
2.50%, 10/01/43	26,062	25,832
4.50%, 10/01/43	158,396	170,924
4.50%, 11/01/43	104,978	113,334
4.50%, 12/01/43	149,809	161,762
4.50%, 01/01/44	93,002	100,405
4.50%, 02/01/44	641,954	686,471
4.50%, 10/01/44	356,281	388,156
4.00%, 01/01/45	145,348	156,283
4.50%, 02/01/45	949,887	1,059,483
3.50%, 04/01/45	1,201,920	1,260,871
4.50%, 04/01/45	516,249	572,643
4.50%, 05/01/45	58,858	65,288
3.50%, 06/01/45	548,083	572,438
4.50%, 06/01/45	658,623	708,290
3.00%, 11/01/45	1,335,019	1,367,675
3.50%, 12/01/45	196,354	206,930
3.50%, 01/01/46	385,492	407,111
3.00%, 05/01/46	496,827	509,622
3.00%, 07/01/46	580,326	595,810
3.00%, 08/01/46	1,074,947	1,102,071
3.00%, 09/01/46	464,721	476,434
3.00%, 10/01/46	75,001	76,840
3.00%, 11/01/46	2,792,279	2,863,858
4.50%, 11/01/46	625,787	665,556
5.00%, 11/01/46	870,461	953,432
3.50%, 12/01/46	783,143	825,601
3.00%, 01/01/47	320,640	328,406
3.50%, 02/01/47	4,922,498	5,137,803
4.50%, 03/01/47	749,734	806,538
4.00%, 04/01/47	622,453	662,806
4.00%, 05/01/47	149,403	159,095
4.50%, 06/01/47	698,715	764,334
4.50%, 07/01/47	1,315,067	1,412,748
3.00%, 09/01/47	1,276,910	1,310,912
3.50%, 09/01/47	18,303,252	19,317,632
3.50%, 10/01/47	18,714,802	19,751,994
3.50%, 11/01/47	23,565,759	24,871,785
4.50%, 11/01/47	302,071	324,520
3.50%, 12/01/47	24,320,435	25,660,357
4.00%, 12/01/47	505,285	541,664
4.00%, 01/01/48	522,218	559,055
3.50%, 02/01/48	2,124,715	2,206,011
4.00%, 02/01/48	1,741,640	1,861,482
4.00%, 03/01/48	1,444,385	1,540,908
	Par	Value
4.00%, 05/01/48	$ 848,354	$ 905,049
5.00%, 05/01/48	315,083	337,133
3.50%, 06/01/48	1,746,842	1,812,401
4.00%, 06/01/48	876,747	938,287
3.50%, 07/01/48	1,427,825	1,486,269
4.00%, 07/01/48	1,757,885	1,877,964
3.50%, 08/01/48	9,679,076	10,210,001
4.00%, 08/01/48	5,325,264	5,627,134
4.00%, 09/01/48	1,633,030	1,699,974
4.50%, 09/01/48	850,834	925,048
5.00%, 10/01/48	989,871	1,058,278
4.00%, 11/01/48	3,416,276	3,558,531
5.00%, 11/01/48	5,385,778	5,892,513
4.00%, 12/01/48	1,262,110	1,313,613
4.50%, 12/01/48	285,398	301,309
5.00%, 12/01/48	1,007,475	1,076,633
4.00%, 01/01/49	914,917	952,692
3.50%, 02/01/49	90,444	95,008
4.00%, 03/01/49	5,021,435	5,239,074
3.50%, 04/01/49	2,027,162	2,093,740
3.50%, 05/01/49	1,105,541	1,146,930
4.50%, 05/01/49	938,091	1,006,726
3.00%, 06/01/49	200,001	203,036
3.50%, 06/01/49	5,679,071	5,846,894
3.00%, 07/01/49	2,096,524	2,129,195
3.00%, 08/01/49	1,562,701	1,588,621
3.50%, 08/01/49	386,240	398,660
3.00%, 09/01/49	11,305,233	11,525,291
2.50%, 10/01/49	1,499,851	1,485,178
3.00%, 10/01/49	891,306	909,694
3.50%, 10/01/49	1,579,829	1,646,946
3.00%, 11/01/49	2,585,788	2,626,142
3.50%, 11/01/49	495,411	513,984
3.00%, 12/01/49	1,195,890	1,220,826
3.50%, 12/01/49	299,343	312,918
2.50%, 01/01/50	8,000,000	7,914,362
3.00%, 01/01/50	798,294	812,093
4.00%, 02/01/56	487,188	522,330
4.50%, 04/01/56	758,132	822,515
5.50%, 09/01/56	706,261	771,144
4.00%, 01/01/57	293,916	315,118
3.50%, 03/01/57	2,190,722	2,305,791
4.00%, 06/01/57	532,649	570,951
4.50%, 09/01/57	867,811	941,284
Federal National Mortgage Association ACES, Series 2015-M1
0.54%, 09/25/24† IO γ	3,388,847	72,583
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	185,219	186,476
Federal National Mortgage Association ACES, Series 2018-M15
3.70%, 01/25/36	100,000	109,124
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association ACES, Series 2019-M23
2.72%, 10/25/31	$299,989	$302,658
Federal National Mortgage Association ACES, Series 2019-M27
2.70%, 11/25/40	200,000	198,227
Federal National Mortgage Association ACES, Series 2019-M4
3.61%, 02/25/31	260,000	283,623
Federal National Mortgage Association ACES, Series 2019-M5
3.27%, 01/25/29	500,000	531,017
Federal National Mortgage Association ACES, Series 2019-M6
3.45%, 01/01/29	550,000	591,815
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27 IO	203,584	13,871
4.50%, 11/25/39 IO	37,570	8,354
3.50%, 11/25/41 IO	149,438	25,487
4.00%, 11/25/41 IO	182,671	32,441
4.00%, 04/25/42 IO	338,532	54,933
Federal National Mortgage Association REMIC, Series 1991-137
868.32%, 10/25/21 IO	11	71
Federal National Mortgage Association REMIC, Series 1991-97
1,009.25%, 08/25/21 IO	5	33
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 9.00% Cap), 2.19%, 10/18/30†	5,875	5,875
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	340,779	388,815
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 4.96%, 03/25/37† IO	435,717	84,857
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	261,779	290,146
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	797,671	893,380
	Par	Value
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 4.76%, 10/25/41† IO	$323,830	$ 55,138
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	113,451	7,878
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	21,301	24,705
Federal National Mortgage Association REMIC, Series 2012-118
3.50%, 12/25/39 IO	180,100	11,267
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 4.36%, 12/25/42† IO	113,851	21,310
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	75,537	89,011
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	7,175	7,745
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 4.71%, 04/25/42† IO	108,356	18,239
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	108,771	124,052
Federal National Mortgage Association REMIC, Series 2012-70
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 4.86%, 02/25/41† IO	18,084	1,558
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 4.86%, 03/25/42† IO	135,213	19,029
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.60% - ICE LIBOR USD 1M, 6.60% Cap), 4.81%, 07/25/42† IO	39,205	6,992

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 4.16%, 12/25/43† IO	$ 427,212	$ 79,060
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	165,392	25,071
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	783,224	60,571
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	474,647	66,420
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 4.36%, 06/25/43† IO	191,246	39,954
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	475,538	528,395
6.50%, 07/25/42	191,273	223,352
Federal National Mortgage Association REMIC, Series 2014-47
2.23%, 08/25/44† IO γ	347,136	20,582
Federal National Mortgage Association REMIC, Series 2015-55
2.11%, 08/25/55† IO γ	121,314	6,427
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 4.36%, 08/25/45† IO	59,545	13,674
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 4.31%, 10/25/57† IO	818,000	164,522
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 4.41%, 11/25/47† IO	271,434	44,264
FHLMC Multifamily Structured Pass-Through Certificates, Series K016
1.48%, 10/25/21† IO γ	173,784	3,894
FHLMC Multifamily Structured Pass-Through Certificates, Series K068
0.43%, 08/25/27† IO γ	2,426,259	71,587
	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K091
0.56%, 03/25/29† IO γ	$1,419,093	$ 65,589
3.51%, 03/25/29	450,000	488,111
FHLMC Multifamily Structured Pass-Through Certificates, Series K093
0.95%, 05/25/29† IO γ	1,998,236	150,989
FHLMC Multifamily Structured Pass-Through Certificates, Series K094
0.88%, 06/25/29† IO γ	999,723	71,027
FHLMC Multifamily Structured Pass-Through Certificates, Series K095
0.95%, 06/25/29† IO γ	1,198,614	88,668
FHLMC Multifamily Structured Pass-Through Certificates, Series K099, Class X1
1.01%, 09/25/29† IO γ	1,089,703	79,200
FHLMC Multifamily Structured Pass-Through Certificates, Series K723
0.95%, 08/25/23† IO γ	3,245,453	91,070
FHLMC Multifamily Structured Pass-Through Certificates, Series K735
0.97%, 05/25/26† IO γ	899,644	48,468
FHLMC Multifamily Structured Pass-Through Certificates, Series K736
1.31%, 07/25/26† IO γ	1,999,843	142,847
FHLMC Multifamily Structured Pass-Through Certificates, Series KF11
(Floating, ICE LIBOR USD 1M + 0.65%), 2.35%, 09/25/25†	92,905	92,846
FHLMC Multifamily Structured Pass-Through Certificates, Series T-61
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.64%, 07/25/44†	485,962	495,458
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4
(Floating, ICE LIBOR USD 1M + 3.80%, 3.80% Floor), 5.59%, 03/25/29†	250,000	266,154
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
3.84%, 06/25/34† γ	197,364	199,546
FREMF Mortgage Trust, Series 2012-K20, Class X2A
0.20%, 05/25/45 144A IO	5,093,435	20,117
Government National Mortgage Association
7.00%, 01/15/26	2,355	2,513
7.00%, 07/15/27	21,242	23,621
7.00%, 01/15/28	10,931	11,059
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
7.00%, 03/15/28	$ 27,959	$ 31,614
7.00%, 07/15/28	3,419	3,686
7.50%, 07/15/28	9,524	9,671
6.50%, 08/15/28	2,027	2,237
7.00%, 08/15/28	5,691	6,156
7.50%, 08/15/28	6,303	6,951
6.50%, 09/15/28	3,703	4,147
7.00%, 10/15/28	10,946	11,024
7.50%, 03/15/29	9,919	11,425
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 4.13%, 11/20/29†	18,010	18,606
8.50%, 08/15/30	444	457
8.50%, 11/20/30	5,014	5,814
6.50%, 08/15/31	29,025	32,804
7.50%, 08/15/31	6,600	7,137
6.50%, 10/15/31	33,287	37,107
6.00%, 11/15/31	86,475	96,670
6.50%, 11/15/31	55,383	61,110
6.00%, 12/15/31	17,181	19,599
6.00%, 01/15/32	63,333	70,338
6.00%, 02/15/32	76,387	84,154
6.50%, 02/15/32	32,955	36,380
6.00%, 04/15/32	37,288	41,080
7.50%, 04/15/32	8,002	8,501
6.50%, 06/15/32	51,572	56,963
6.50%, 08/15/32	67,164	74,137
6.50%, 09/15/32	77,719	87,433
6.00%, 10/15/32	66,076	75,515
5.50%, 11/15/32	8,904	9,649
6.00%, 11/15/32	54,044	59,996
6.00%, 12/15/32	25,886	28,820
6.50%, 12/15/32	8,278	9,138
5.50%, 01/15/33	5,650	6,125
6.00%, 01/15/33	24,641	27,592
5.50%, 02/15/33	11,224	12,526
6.00%, 02/15/33	22,806	26,059
5.50%, 03/15/33	13,112	14,578
6.50%, 04/15/33	144,462	168,329
6.00%, 06/15/33	17,813	19,624
5.50%, 07/15/33	14,257	15,746
5.50%, 08/15/33	4,890	5,318
5.50%, 09/15/33	2,901	3,155
6.00%, 10/15/33	34,101	37,569
6.50%, 10/15/33	65,516	72,983
5.50%, 04/15/34	8,391	9,086
5.50%, 05/15/34	2,527	2,712
6.50%, 08/15/34	102,106	115,273
5.50%, 09/15/34	58,809	66,002
5.50%, 12/15/34	57,993	65,091
5.50%, 01/15/35	41,859	46,966
6.00%, 09/20/38	129,564	148,067
5.00%, 07/20/40	11,021	12,179
5.00%, 09/20/40	48,736	53,841
4.00%, 10/20/40	6,351	6,738
6.00%, 10/20/40	19,663	22,189
6.00%, 01/20/41	16,032	18,311
	Par	Value
4.50%, 04/20/41	$ 214,710	$ 232,031
3.00%, 09/15/42	497,264	513,109
3.00%, 10/15/42	217,855	224,797
3.00%, 11/15/42	96,422	99,494
4.00%, 08/20/43	363,310	385,798
3.50%, 06/20/44	147,747	154,592
4.00%, 10/20/44	179,975	190,794
3.00%, 01/15/45	3,436,722	3,539,804
4.00%, 01/20/45	285,660	302,676
3.50%, 03/20/45	68,799	71,747
3.50%, 04/15/45	599,014	623,925
4.00%, 05/20/45	32,430	34,322
4.00%, 10/20/45	275,194	288,762
3.50%, 09/20/46	2,354,583	2,460,546
4.00%, 06/20/47	3,570,529	3,736,378
3.00%, 09/20/47	39,384	40,622
4.00%, 09/20/47	1,411,731	1,480,991
3.50%, 10/20/47	975,284	1,012,828
3.50%, 11/20/47	75,623	78,510
4.00%, 11/20/47	856,921	895,103
4.00%, 12/20/47	396,316	413,996
3.00%, 02/20/48	203,069	208,987
3.50%, 02/20/48	924,046	960,025
4.00%, 02/20/48	270,659	282,169
4.00%, 03/20/48	466,381	487,230
4.00%, 04/20/48	329,407	342,332
4.50%, 05/20/48	2,952,979	3,102,864
3.50%, 06/15/48	242,504	254,817
4.50%, 06/20/48	894,893	943,045
4.00%, 07/20/48	1,241,014	1,289,799
4.50%, 07/20/48	59,615	62,799
4.50%, 08/20/48	9,082,528	9,561,458
4.50%, 09/20/48	4,292,329	4,513,285
5.00%, 09/20/48	628,441	666,520
5.00%, 10/20/48	2,178,791	2,293,130
5.00%, 11/20/48	3,754,593	3,971,743
5.00%, 12/20/48	928,656	980,548
4.50%, 01/20/49	14,418,970	15,145,160
5.00%, 01/20/49	12,704,044	13,412,890
3.50%, 02/20/49	229,272	236,597
4.50%, 02/20/49	1,420,275	1,484,054
5.00%, 02/20/49	307,874	324,569
4.50%, 03/20/49	296,630	309,991
5.00%, 03/20/49	1,983,162	2,086,203
4.50%, 04/20/49	537,667	561,767
4.00%, 05/20/49	576,335	597,786
5.00%, 05/20/49	191,130	201,927
4.50%, 06/20/49	4,276,764	4,484,868
2.50%, 09/20/49	197,859	195,601
3.50%, 09/20/49	3,052,535	3,163,554
2.50%, 10/20/49	99,455	98,320
3.50%, 10/20/49	2,290,909	2,357,301
4.00%, 10/20/49	99,720	104,821
2.50%, 11/20/49	99,800	98,661
4.00%, 11/20/49	99,862	105,512
3.00%, 12/20/49	3,700,000	3,804,111
2.50%, 01/01/50 TBA	5,000,000	5,021,680

See Notes to Financial Statements.

	Par	Value
3.00%, 01/01/50 TBA	$41,100,000	$42,228,644
3.50%, 01/01/50 TBA	20,600,000	21,231,680
4.00%, 01/01/50 TBA	7,000,000	7,245,547
5.00%, 01/01/50 TBA	20,000,000	21,059,375
4.00%, 02/01/50 TBA	5,000,000	5,179,922
4.50%, 02/01/50 TBA	12,000,000	12,570,000
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 2.06%, 05/20/37†	101,822	101,730
Government National Mortgage Association, Series 2007-51
(Floating, 6.58% - ICE LIBOR USD 1M, 6.58% Cap), 4.82%, 08/20/37† IO	926,056	133,312
Government National Mortgage Association, Series 2010-31
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 4.74%, 03/20/39† IO	9,350	283
Government National Mortgage Association, Series 2010-85
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 4.89%, 01/20/40† IO	29,913	2,623
Government National Mortgage Association, Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 2.17%, 12/20/60†	210,196	209,542
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor, 10.50% Cap), 2.25%, 03/20/61†	264,684	264,337
Government National Mortgage Association, Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 10.50% Cap), 2.27%, 03/20/61†	187,804	187,650
Government National Mortgage Association, Series 2012-144
0.40%, 01/16/53† IO γ	7,177,325	169,840
Government National Mortgage Association, Series 2012-34
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 4.29%, 03/20/42† IO	34,050	6,752
Government National Mortgage Association, Series 2012-66
3.50%, 02/20/38 IO	102,246	4,588
Government National Mortgage Association, Series 2012-H27
1.78%, 10/20/62† IO γ	643,903	29,024
Government National Mortgage Association, Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap), 2.12%, 12/20/62†	978,584	974,926
	Par	Value
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	$ 101,186	$ 14,331
Government National Mortgage Association, Series 2014-117
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 3.84%, 08/20/44† IO	72,507	11,873
Government National Mortgage Association, Series 2014-118
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 4.44%, 08/20/44† IO	200,470	40,130
Government National Mortgage Association, Series 2014-17
2.55%, 06/16/48† γ	41,391	42,399
Government National Mortgage Association, Series 2014-93
0.73%, 11/16/55† IO γ	2,815,368	106,678
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	105,081	19,223
Government National Mortgage Association, Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.50% Cap), 2.32%, 05/20/65†	2,250,048	2,243,806
Government National Mortgage Association, Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 11.00% Cap), 2.20%, 05/20/65†	2,356,362	2,350,456
(Floating, ICE LIBOR USD 1M + 0.57%, 0.57% Floor, 7.50% Cap), 2.34%, 06/20/65†	3,747,074	3,739,456
Government National Mortgage Association, Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 7.50% Cap), 2.35%, 06/20/65†	1,465,365	1,462,650
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 2.37%, 06/20/65†	3,622,448	3,618,641
Government National Mortgage Association, Series 2015-H16
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 2.37%, 07/20/65†	3,507,679	3,503,825
Government National Mortgage Association, Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor), 2.46%, 06/20/65†	543,934	542,873
Government National Mortgage Association, Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 2.37%, 07/20/65†	520,548	520,010
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 2.37%, 08/20/65†	$ 571,639	$ 571,041
Government National Mortgage Association, Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 2.37%, 09/20/65†	574,459	573,822
Government National Mortgage Association, Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 7.50% Cap), 2.39%, 09/20/65†	654,101	653,868
Government National Mortgage Association, Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor, 11.00% Cap), 2.29%, 10/20/65†	1,272,374	1,271,398
Government National Mortgage Association, Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 2.45%, 08/20/61†	11,671	11,693
Government National Mortgage Association, Series 2016-152
0.88%, 08/15/58† IO γ	4,886,707	331,563
Government National Mortgage Association, Series 2017-190
0.69%, 03/16/60† IO γ	7,113,888	417,062
Government National Mortgage Association, Series 2017-H15
2.36%, 07/20/67† IO γ	568,564	75,392
(Floating, ICE LIBOR USD 1Y + 0.80%, 0.80% Floor, 7.50% Cap), 3.31%, 07/20/67†	1,809,456	1,837,216
Government National Mortgage Association, Series 2017-H18
1.76%, 09/20/67† IO γ	4,463,624	403,987
Government National Mortgage Association, Series 2017-H20
2.22%, 10/20/67† IO γ	192,726	20,606
Government National Mortgage Association, Series 2017-H22
2.85%, 11/20/67† IO γ	1,545,228	165,985
Government National Mortgage Association, Series 2018-H07
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 11.00% Cap), 2.07%, 05/20/68†	1,008,821	1,002,655
Government National Mortgage Association, Series 2019-123
3.00%, 10/20/49	300,000	303,148
Government National Mortgage Association, Series 2019-28
3.15%, 06/16/60	229,559	233,351
GPMT, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 2.66%, 11/21/35 144A †	875,770	874,968
	Par	Value
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 1.97%, 01/25/37†	$ 446,492	$ 433,099
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 3.04%, 09/15/31 144A †	1,530,000	1,526,954
GS Mortgage Securities Trust, Series 2013-GC16, Class B
5.16%, 11/10/46	130,000	141,744
GS Mortgage Securities Trust, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	388,187
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.27%, 09/25/35† γ	348,246	358,488
Harben Finance PLC, Series 2017-1X, Class A
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.60%, 08/20/56(U) †	532,498	707,241
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.76%, 05/25/53(U) 144A †	5,654,197	7,517,232
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, ICE LIBOR USD 1M + 0.72%, 0.36% Floor, 11.00% Cap), 2.51%, 10/25/34†	31,214	31,332
IndyMac ARM Trust, Series 2001-H2, Class A1
3.70%, 01/25/32† γ	5,443	5,272
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.52%, 0.26% Floor, 11.50% Cap), 2.31%, 01/25/36†	91,378	91,809
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
5.16%, 05/15/45† γ	280,000	283,737
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
4.61%, 02/25/35† γ	37,331	37,718
JP Morgan Mortgage Trust, Series 2018-3, Class A1
3.50%, 09/25/48 144A † γ	2,423,329	2,476,641
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	930,482	950,533
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B
4.89%, 01/15/47† γ	50,000	54,276

See Notes to Financial Statements.

	Par	Value
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	$ 814,341	$ 836,226
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	800,000	825,972
Kensington Mortgage Securities PLC, Series 2007-1X, Class A3C
(Floating, ICE LIBOR USD 3M + 0.17%), 2.06%, 06/14/40†	801,171	781,881
London Wall Mortgage Capital PLC, Series 2017-FL1, Class A
(Floating, ICE LIBOR GBP 3M + 0.85%), 1.64%, 11/15/49(U) †	557,822	741,257
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.92%, 01/01/61(U) †	702,974	877,019
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 1.36%, 01/01/61(U) †	570,186	734,080
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.18%), 0.97%, 04/15/47(U) †	699,511	882,793
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
4.70%, 11/21/34† γ	174,909	179,826
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
3.91%, 05/25/34† γ	80,631	81,460
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4
3.10%, 05/15/46	300,000	307,676
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS
3.46%, 05/15/46	140,000	144,654
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	389,980
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 04/15/48	480,000	496,390
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	1,400,000	1,468,004
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	800,000	832,141
	Par	Value
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B
3.45%, 07/13/29 144A † γ	$ 800,000	$ 809,862
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 3.14%, 05/15/36 144A †	1,050,000	1,049,223
MortgageIT Trust, Series 2005-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor, 11.50% Cap), 2.07%, 10/25/35†	238,632	239,361
MSCG Trust, Series 2015-ALDR, Class A2
3.46%, 06/07/35 144A † γ	580,000	593,405
MSCG Trust, Series 2016-SNR, Class C
5.21%, 11/15/34 144A	331,500	338,315
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 1.91%, 12/26/35 144A †	193,815	193,514
OBX Trust, Series 2018-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.65%), 2.44%, 06/25/57 144A †	618,979	617,195
ResLoc UK PLC, Series 2007-1X, Class A3A
(Floating, 0.16% - Euribor 3M), 0.00%, 12/15/43(E) †	990,703	1,064,675
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.96%, 12/15/43(U) †	247,676	312,959
Ripon Mortgages PLC, Series 1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.60%, 08/20/56(U) †	153,231	203,453
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.60%, 08/20/56(U) †	2,977,068	3,952,810
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 1.94% Floor), 2.69%, 06/15/33 144A †	450,000	450,090
Sequoia Mortgage Trust, Series 2003-4, Class 1A2
(Floating, ICE LIBOR USD 6M + 0.66%, 0.33% Floor, 11.50% Cap), 2.68%, 07/20/33†	54,494	52,609
Sequoia Mortgage Trust, Series 6, Class A
(Floating, ICE LIBOR USD 1M + 0.64%, 0.32% Floor, 11.00% Cap), 2.40%, 04/19/27†	217,495	215,222
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	$ 340,000	$ 344,222
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 2.09%, 10/25/35†	473,886	477,906
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor, 11.00% Cap), 2.01%, 07/19/35†	57,472	57,183
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.64%, 0.32% Floor, 11.50% Cap), 2.43%, 09/25/43†	6,037	6,118
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
4.46%, 04/25/45† γ	42,835	43,049
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.81%, 10/20/51(U) 144A †	1,777,854	2,364,617
Tower Bridge Funding No. 1 PLC, Class A
(Floating, ICE LIBOR GBP 3M + 1.00%), 1.80%, 03/20/56(U) †	340,464	452,549
Tower Bridge Funding No. 2 PLC, Class A
(Floating, ICE LIBOR GBP 3M + 0.90%), 1.70%, 03/20/56(U) †	973,089	1,291,021
Trinity Square PLC, Series 2015-1A, Class A
(Floating, ICE LIBOR GBP 3M + 1.15%), 1.94%, 07/15/51(U) 144A †	194,872	259,611
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class D
4.48%, 12/10/45 144A † γ	320,000	317,032
Uniform Mortgage Backed Securities
2.50%, 01/01/50 TBA	5,000,000	4,944,336
3.00%, 01/01/50 TBA	29,200,000	29,617,469
3.50%, 01/01/50 TBA	8,400,000	8,641,828
4.00%, 01/01/50 TBA	11,000,000	11,441,719
4.50%, 01/01/50 TBA	7,000,000	7,371,055
3.00%, 02/01/50 TBA	39,100,000	39,621,905
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%, 11/15/30 144A	100,000	101,845
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR19, Class A7
4.28%, 02/25/33† γ	2,830	2,881
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.64%, 06/25/42†	$ 8,100	$ 8,070
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B
(Floating, ICE LIBOR USD 1M + 0.78%, 0.39% Floor, 10.50% Cap), 2.57%, 01/25/45†	1,050,026	1,045,342
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1
(Floating, ICE LIBOR USD 1M + 0.29%, 0.29% Floor, 10.50% Cap), 2.08%, 10/25/45†	747,224	737,575
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.87%, 02/25/37† γ	215,716	201,880
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3
3.97%, 02/25/37† γ	135,161	134,135
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 3.00%, 04/25/47†	522,434	525,565
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 10.50% Cap), 2.33%, 07/25/45†	498,303	490,087
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.29% Floor, 10.50% Cap), 2.37%, 07/25/45†	103,564	102,731
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.10%, 09/14/22 144A	139,068	142,774
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
4.48%, 12/28/37† γ	369,610	368,333
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.28%, 07/15/46† γ	20,000	20,705
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class XA
1.35%, 06/15/45 144A † IO γ	264,025	6,387
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class XA
1.20%, 05/15/45 144A † IO γ	2,298,963	76,619

See Notes to Financial Statements.

	Par	Value
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
1.03%, 03/15/47† IO γ	$ 907,010	$ 28,959
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
1.04%, 08/15/47† IO γ	2,919,706	112,183
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	290,000	305,252
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	302,155
Total Mortgage-Backed Securities (Cost $790,555,611)		802,614,706
MUNICIPAL BONDS — 0.6%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	1,028,727
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	334,375
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	700,000	946,561
Chicago Transit Authority, Revenue Bond, Series B
6.90%, 12/01/40	300,000	405,669
City of Chicago IL, General Obligation
7.75%, 01/01/42	2,177,000	2,732,070
Northstar Education Finance, Inc.
(Floating, ICE LIBOR USD 3M + 0.10%, 0.10% Floor), 2.04%, 04/28/30†	63,471	63,348
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	378,615
State of California, General Obligation
7.95%, 03/01/36	265,000	267,511
7.55%, 04/01/39	410,000	658,446
State of Illinois, General Obligation
5.10%, 06/01/33	1,115,000	1,202,929
6.63%, 02/01/35	495,000	580,813
7.35%, 07/01/35	465,000	564,803
Utah State Board of Regents, Series 2016-1A
(Floating, ICE LIBOR USD 1M + 0.75%, 25.00% Cap), 2.54%, 09/25/56†	1,099,347	1,091,349
Total Municipal Bonds (Cost $9,488,910)		10,255,216

	Number of Contracts	Notional Amount	Value
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $128.50, Expires 01/24/20 (GSC)	94	$12,070,540	$ 44,062
5-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $118.50, Expires 01/24/20 (GSC)	197	23,362,230	67,719
Long U.S. Treasury Bond Future expiration date 2/2020, Strike Price $156.50, Expires 01/24/20 (GSC)	17	2,650,470	15,672
Long U.S. Treasury Bond Future expiration date 2/2020, Strike Price $157.00, Expires 01/24/20 (GSC)	28	4,365,480	20,562
Long U.S. Treasury Bond Future expiration date 2/2020, Strike Price $167.00, Expires 01/24/20 (GSC)	252	39,289,320	3,939
			151,954
Put Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $128.00, Expires 01/24/20 (GSC)	36	4,622,760	11,813
5-Year U.S. Treasury Note Future expiration date 3/2020, Strike Price $114.25, Expires 02/21/20 (GSC)	338	40,083,420	2,641
5-Year U.S. Treasury Note Future expiration date 3/2020, Strike Price $114.50, Expires 02/21/20 (GSC)	216	25,615,440	1,688
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond Future expiration date 2/2020, Strike Price $155.00, Expires 01/24/20 (GSC)	25	$3,897,750	$ 20,312
Long U.S. Treasury Bond Future expiration date 2/2020, Strike Price $158.00, Expires 01/24/20 (GSC)	26	4,053,660	65,812
			102,266
Total Purchased Options (Premiums paid $263,990)			254,220

	Par
U.S. TREASURY OBLIGATIONS — 15.1%
U.S. Treasury Bonds
4.38%, 02/15/38	$ 10,000	13,326
4.25%, 05/15/39	4,300,000	5,670,037
4.38%, 11/15/39	200,000	268,199
2.75%, 08/15/42	600,000	642,422
2.75%, 11/15/42	700,000	748,904
2.88%, 05/15/43	3,200,000	3,495,188
3.38%, 05/15/44‡‡	19,690,000	23,359,955
3.13%, 08/15/44	3,300,000	3,763,611
3.00%, 11/15/44	1,800,000	2,011,746
2.88%, 08/15/45	3,640,000	3,989,781
2.75%, 08/15/47	7,940,000	8,539,377
3.00%, 02/15/48	6,170,000	6,956,193
3.13%, 05/15/48	5,380,000	6,212,534
3.00%, 08/15/48	30,000	33,885
3.00%, 02/15/49	80,000	90,514
2.88%, 05/15/49	13,460,000	14,880,135
2.25%, 08/15/49Δ	6,380,000	6,208,662
2.38%, 11/15/49	2,110,000	2,109,506
		88,993,975
U.S. Treasury Inflationary Index Bonds
0.13%, 07/15/22	783,356	786,688
0.38%, 07/15/25	3,711,350	3,787,658
0.63%, 01/15/26	4,732,929	4,879,001
0.13%, 07/15/26	429,444	430,896
0.38%, 07/15/27	2,945,684	3,005,473
0.50%, 01/15/28	4,590,520	4,710,445
0.88%, 01/15/29	13,249,340	14,073,757
2.13%, 02/15/40	1,095,398	1,432,564
0.75%, 02/15/42	239,169	248,581
1.38%, 02/15/44	4,284,335	5,056,088
0.75%, 02/15/45	874,280	907,401
1.00%, 02/15/46	2,400,281	2,641,753
0.88%, 02/15/47	2,025,571	2,172,415
	Par	Value
1.00%, 02/15/48	$ 6,971,181	$ 7,720,419
1.00%, 02/15/49	5,461,165	6,073,904
		57,927,043
U.S. Treasury Notes
2.00%, 12/31/21‡‡	1,500,000	1,512,305
1.88%, 03/31/22‡‡	1,900,000	1,912,506
2.13%, 05/15/22	60,000	60,754
1.88%, 09/30/22‡‡	3,000,000	3,023,496
2.00%, 10/31/22‡‡	2,700,000	2,730,164
1.63%, 11/15/22	6,300,000	6,305,537
1.75%, 06/30/24	3,900,000	3,913,025
2.25%, 11/15/24	260,000	266,886
1.50%, 11/30/24Δ	210,000	208,335
1.75%, 12/31/24	820,000	822,675
2.00%, 02/15/25	9,760,000	9,904,112
2.88%, 07/31/25	2,070,000	2,195,534
2.25%, 11/15/25	11,680,000	12,001,428
2.63%, 01/31/26	3,120,000	3,273,319
2.25%, 03/31/26	3,160,000	3,247,764
2.13%, 05/31/26	6,320,000	6,448,992
1.63%, 09/30/26	7,930,000	7,837,070
1.63%, 10/31/26	7,990,000	7,891,842
1.63%, 11/30/26	4,900,000	4,838,846
2.25%, 02/15/27	6,618,000	6,805,553
2.25%, 08/15/27	8,000,000	8,230,312
2.75%, 02/15/28‡‡	1,400,000	1,492,914
2.88%, 05/15/28	800,000	861,828
2.88%, 08/15/28‡‡	4,130,000	4,455,237
3.13%, 11/15/28	8,180,000	9,002,154
2.63%, 02/15/29	1,000,000	1,060,762
1.63%, 08/15/29	1,990,000	1,940,561
1.75%, 11/15/29Δ	530,000	522,495
		112,766,406
U.S. Treasury Strips
2.26%, 02/15/40Ω ‡‡	8,060,000	4,964,697
2.23%, 11/15/40Ω ‡‡	4,030,000	2,427,460
2.21%, 08/15/41Ω ‡‡	4,030,000	2,376,419
		9,768,576
Total U.S. Treasury Obligations (Cost $263,466,753)		269,456,000

	Shares
MONEY MARKET FUNDS — 4.4%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø ∞	56,396,537	56,396,537
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø §	20,002,584	20,002,584

See Notes to Financial Statements.

	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 1.48%Ø	2,697,542	$ 2,697,542
Total Money Market Funds (Cost $79,096,663)		79,096,663

	Par
REPURCHASE AGREEMENTS — 1.5%
Citigroup Global Markets, Inc.
1.82% (dated 12/31/19, due 01/02/20, repurchase price $13,001,314, collateralized by U.S. Treasury Note, 1.750%, due 07/31/24, total market value $13,272,944)	$13,000,000	13,000,000

1.59% (dated 12/31/19, due 01/03/20, repurchase price $12,901,709, collateralized by U.S. Treasury Note, 2.500%, due 08/15/23, total market value $13,173,091)	12,900,000	12,900,000
Total Repurchase Agreements (Cost $25,900,000)		25,900,000
TOTAL INVESTMENTS —113.2% (Cost $1,969,186,613)		2,018,501,471

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $129.00, Expires 01/24/20 (GSC)	(17)	$(2,182,970)	(4,516)
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $129.50, Expires 01/24/20 (GSC)	(17)	(2,182,970)	(2,391)
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $130.00, Expires 01/24/20 (GSC)	(50)	(6,420,500)	(3,906)
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $130.00, Expires 01/24/20 (MSCS)	(57)	(7,319,370)	(4,453)
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $130.50, Expires 01/24/20 (GSC)	(52)	(6,677,320)	(2,438)
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $131.00, Expires 01/24/20 (GSC)	(70)	$ (8,988,700)	$ (2,187)
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $131.50, Expires 01/24/20 (GSC)	(237)	(30,433,170)	(3,704)
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $132.00, Expires 01/24/20 (GSC)	(50)	(6,420,500)	(782)
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $132.50, Expires 01/24/20 (GSC)	(50)	(6,420,500)	(50)
10-Year U.S. Treasury Note Future expiration date 3/2020, Strike Price $130.00, Expires 02/21/20 (GSC)	(78)	(10,015,980)	(19,500)
10-Year U.S. Treasury Note Future expiration date 3/2020, Strike Price $131.50, Expires 02/21/20 (GSC)	(101)	(12,969,410)	(9,469)
10-Year U.S. Treasury Note Future expiration date 3/2020, Strike Price $133.00, Expires 02/21/20 (GSC)	(130)	(16,693,300)	(4,062)
5-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $118.75, Expires 01/24/20 (GSC)	(53)	(6,285,270)	(11,594)
5-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $119.00, Expires 01/24/20 (GSC)	(61)	(7,233,990)	(8,102)
5-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $119.50, Expires 01/24/20 (GSC)	(86)	(10,198,740)	(4,031)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
5-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $120.00, Expires 01/24/20 (GSC)	(104)	$(12,333,360)	$ (1,625)
5-Year U.S. Treasury Note Future expiration date 3/2020, Strike Price $119.00, Expires 02/21/20 (GSC)	(74)	(8,775,660)	(20,234)
5-Year U.S. Treasury Note Future expiration date 3/2020, Strike Price $119.75, Expires 02/21/20 (GSC)	(28)	(3,320,520)	(2,844)
Long U.S. Treasury Bond Future expiration date 2/2020, Strike Price $161.00, Expires 01/24/20 (GSC)	(32)	(4,989,120)	(3,000)
Long U.S. Treasury Bond Future expiration date 3/2020, Strike Price $160.00, Expires 02/21/20 (GSC)	(34)	(5,300,940)	(16,469)
			(125,357)
Call Swaptions — (0.1)%
Pay (.1)% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 5/29/2025 EUR, Strike Price $(0.10), Expires 05/27/20 (BOA)	1	(17,540,000)	(91,661)
Pay (.1)% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 5/29/2025 EUR, Strike Price $(0.10), Expires 05/27/20 (JPM)	1	(8,640,000)	(45,151)
Pay .065% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (JPM)	1	(1,190,000)	(37,598)
	Number of Contracts	Notional Amount	Value
Pay .065% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (JPM)	1	$(1,190,000)	$(37,598)
Pay .065% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (JPM)	1	(1,370,000)	(43,285)
Pay .065% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (BOA)	1	(1,380,000)	(43,601)
Pay .065% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (BOA)	1	(990,000)	(31,279)
Pay .065% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (BOA)	1	(1,380,000)	(43,601)
Pay .065% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (DEUT)	1	(1,790,000)	(56,555)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay .065% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (BOA)	1	$ (1,790,000)	$ (56,555)
Pay .065% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (BOA)	1	(1,930,000)	(60,978)
Pay .065% (Annually); Receive 6-Month LIBOR (Semiannually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (DEUT)	1	(1,900,000)	(52,320)
Pay .33% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 5/12/2031 EUR, Strike Price $0.33, Expires 05/10/21 (BOA)	1	(3,190,000)	(81,525)
Pay .33% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 5/12/2031 EUR, Strike Price $0.33, Expires 05/10/21 (BOA)	1	(1,960,000)	(50,090)
			(731,797)
Put Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $127.00, Expires 01/24/20 (GSC)	(142)	(18,234,220)	(13,312)
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $127.50, Expires 01/24/20 (GSC)	(35)	$ (4,494,350)	$ (6,563)
5-Year U.S. Treasury Note Future expiration date 2/2020, Strike Price $118.00, Expires 01/24/20 (GSC)	(200)	(23,718,000)	(15,625)
5-Year U.S. Treasury Note Future expiration date 3/2020, Strike Price $118.00, Expires 02/21/20 (GSC)	(28)	(3,320,520)	(5,469)
			(40,969)
Put Swaptions — (0.0)%
Pay 6-Month EURIBOR (Semiannually); Receive (.35)% (Annually): Interest Rate Swap Maturing 5/29/2025 EUR, Strike Price $(0.35), Expires 05/27/20 (BOA)	1	(17,540,000)	(11,828)
Pay 6-Month EURIBOR (Semiannually); Receive (.35)% (Annually): Interest Rate Swap Maturing 5/29/2025 EUR, Strike Price $(0.35), Expires 05/27/20 (JPM)	1	(8,640,000)	(5,826)
Pay 6-Month EURIBOR (Semiannually); Receive .065% (Annually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (JPM)	1	(1,190,000)	(9,424)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Pay 6-Month EURIBOR (Semiannually); Receive .065% (Annually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (JPM)	1	$(1,190,000)	$ (9,424)
Pay 6-Month EURIBOR (Semiannually); Receive .065% (Annually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (JPM)	1	(1,370,000)	(10,850)
Pay 6-Month EURIBOR (Semiannually); Receive .065% (Annually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (BOA)	1	(1,380,000)	(10,929)
Pay 6-Month EURIBOR (Semiannually); Receive .065% (Annually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (DEUT)	1	(1,790,000)	(14,176)
Pay 6-Month EURIBOR (Semiannually); Receive .065% (Annually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (DEUT)	1	(1,900,000)	(15,047)
	Number of Contracts	Notional Amount	Value
Pay 6-Month EURIBOR (Semiannually); Receive .065% (Annually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (BOA)	1	$(1,380,000)	$(10,929)
Pay 6-Month EURIBOR (Semiannually); Receive .065% (Annually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (BOA)	1	(1,930,000)	(15,284)
Pay 6-Month EURIBOR (Semiannually); Receive .065% (Annually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (BOA)	1	(1,790,000)	(14,176)
Pay 6-Month EURIBOR (Semiannually); Receive .33% (Annually): Interest Rate Swap Maturing 5/12/2031 EUR, Strike Price $0.33, Expires 05/10/21 (BOA)	1	(3,190,000)	(73,387)
Pay 6-Month EURIBOR (Semiannually); Receive .33% (Annually): Interest Rate Swap Maturing 5/12/2031 EUR, Strike Price $0.33, Expires 05/10/21 (BOA)	1	(1,960,000)	(45,091)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay 6-Month LIBOR (Semiannually); Receive .065% (Annually): Interest Rate Swap Maturing 9/16/2030 EUR, Strike Price $0.07, Expires 09/14/20 (BOA)	1	$(990,000)	$ (9,535)
			(255,906)
Total Written Options (Premiums received $ (1,439,289))			(1,154,029)

	Par
TBA SALE COMMITMENTS — (4.6)%
Government National Mortgage Association 3.00%, 01/01/50 TBA	$(1,000,000)	(1,027,461)
Government National Mortgage Association 4.50%, 01/01/50 TBA	(7,000,000)	(7,319,375)
	Par	Value
Uniform Mortgage Backed Securities 3.50%, 02/01/50 TBA	$ (8,000,000)	$ (8,226,410)
Uniform Mortgage Backed Securities 5.00%, 01/01/50 TBA	(5,000,000)	(5,346,094)
Uniform Mortgage Backed Securities 4.00%, 02/01/50 TBA	(6,400,000)	(6,659,750)
Uniform Mortgage Backed Securities 3.00%, 02/01/50 TBA	(8,000,000)	(8,106,784)
Uniform Mortgage Backed Securities 3.50%, 01/01/50 TBA	(34,900,000)	(35,904,738)
Uniform Mortgage Backed Securities 3.00%, 01/01/50 TBA	(9,100,000)	(9,230,101)
Total TBA Sale Commitments (Proceeds $(81,674,500))		(81,820,713)
Liabilities in Excess of Other Assets — (8.5)%		(151,328,635)
NET ASSETS — 100.0%		$1,784,198,094
Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Day Federal Fund	12/2019	(4)	$ (1,640,923)	$ (42)
30-Day Federal Fund	01/2020	(6)	(2,461,384)	(187)
30-Day Federal Fund	02/2020	(6)	(2,461,197)	501
30-Year Euro Buxl	03/2020	(12)	(2,670,274)	65,055
Euro-Bobl	03/2020	(33)	(4,946,462)	14,217
Euro-Bund	03/2020	(351)	(67,124,765)	644,676
Euro-Bund	03/2020	254	48,574,617	(758,059)
Euro-Schatz	03/2020	(45)	(5,648,573)	5,159
Euro-BTP	03/2020	293	46,820,636	(281,896)
Euro-OAT	03/2020	(84)	(15,336,646)	190,734
10-Year Japanese Treasury Bond	03/2020	(9)	(12,605,218)	18,901
10-Year Japanese Treasury Bond	03/2020	7	9,804,059	(2,878)
10-Year Commonwealth Treasury Bond	03/2020	(3)	(300,963)	(121)
3-Year Australian Bond	03/2020	(7)	(564,976)	(79)
90-Day Eurodollar	03/2020	(735)	(180,561,937)	9,487
3-Month SOFR	03/2020	29	7,136,900	97
10-Year U.S. Treasury Note	03/2020	1,094	140,493,531	(1,001,419)
U.S. Treasury Long Bond	03/2020	(538)	(83,877,563)	1,894,138
Ultra 10-Year U.S. Treasury Note	03/2020	3	422,109	10,389
Ultra Long U.S. Treasury Bond	03/2020	688	124,979,500	(3,751,588)
Long GILT	03/2020	(119)	(20,709,091)	157,955
2-Year U.S. Treasury Note	03/2020	596	128,438,000	(100,946)
2-Year U.S. Treasury Note	03/2020	(19)	(4,094,500)	(4,649)
30-Day Federal Fund	03/2020	(3)	(1,230,598)	437
5-Year U.S. Treasury Note	03/2020	3,137	372,077,609	(1,199,974)
90-Day Eurodollar	06/2020	190	46,697,250	435,825
3-Month Euro Euribor	09/2020	(128)	(36,029,007)	96,624
3-Month Euro Euribor	12/2020	(182)	(51,223,640)	114,970
90-Day Eurodollar	12/2020	235	57,798,250	(73,510)
90-Day Eurodollar	03/2021	317	78,013,700	42,847
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
90-Day Eurodollar	06/2021	(91)	$ (22,395,100)	$ 53,475
Total Futures Contracts outstanding at December 31, 2019			$545,373,344	$(3,419,861)
Forward Foreign Currency Contracts outstanding at December 31, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/17/20	Mexican Pesos	86,939,366	U.S. Dollars	4,334,982	BAR	$ 250,816
01/17/20	Brazilian Reals	16,965,148	U.S. Dollars	4,054,340	CITI	160,936
01/28/20	Mexican Pesos	53,435,000	U.S. Dollars	2,653,112	GSC	160,519
01/17/20	Indonesian Rupiahs	53,935,795,049	U.S. Dollars	3,745,021	BAR	142,293
01/22/20	Mexican Pesos	27,412,000	U.S. Dollars	1,364,019	JPM	80,740
04/22/20	Mexican Pesos	63,864,000	U.S. Dollars	3,246,541	BNP	74,904
03/18/20	Norwegian Kroner	10,935,720	U.S. Dollars	1,196,566	UBS	49,344
01/17/20	Canadian Dollars	3,789,664	U.S. Dollars	2,872,010	CITI	46,638
03/18/20	Norwegian Kroner	10,935,720	Euro	1,073,919	JPM	35,361
01/17/20	Australian Dollars	935,862	U.S. Dollars	628,991	CITI	28,042
03/18/20	Euro	2,088,943	U.S. Dollars	2,331,263	BOA	23,449
01/17/20	Euro	2,260,000	U.S. Dollars	2,521,501	CITI	16,308
03/18/20	Euro	2,088,943	U.S. Dollars	2,340,671	UBS	14,040
01/17/20	Indian Rupees	175,367,400	U.S. Dollars	2,447,983	BAR	7,981
03/18/20	Australian Dollars	409,277	U.S. Dollars	280,297	DEUT	7,471
03/18/20	Canadian Dollars	734,326	U.S. Dollars	558,593	RBC	7,059
01/10/20	Euro	622,000	U.S. Dollars	691,101	BAR	7,044
03/18/20	New Zealand Dollars	505,906	U.S. Dollars	334,068	BOA	6,895
02/12/20	British Pounds	478,000	U.S. Dollars	627,091	UBS	6,843
02/20/20	Euro	334,952	U.S. Dollars	370,913	SS	6,005
01/22/20	Mexican Pesos	63,864,000	U.S. Dollars	3,359,972	BNP	6,000
01/17/20	U.S. Dollars	283,049	Japanese Yen	30,087,237	BAR	5,876
01/10/20	British Pounds	655,000	U.S. Dollars	862,187	BNP	5,684
01/16/20	Mexican Pesos	2,111,000	U.S. Dollars	106,882	BNP	4,485
03/18/20	Swiss Francs	216,944	U.S. Dollars	222,028	JPM	3,387
03/18/20	Swiss Francs	352,033	Euro	322,033	UBS	2,776
03/18/20	New Zealand Dollars	168,020	U.S. Dollars	110,896	DEUT	2,344
03/18/20	Canadian Dollars	291,099	U.S. Dollars	222,051	JPM	2,183
03/18/20	Euro	199,945	U.S. Dollars	223,297	DEUT	2,086
03/18/20	New Zealand Dollars	168,008	U.S. Dollars	111,151	SS	2,081
03/18/20	Australian Dollars	321,071	U.S. Dollars	223,725	SS	2,025
03/18/20	Australian Dollars	163,008	U.S. Dollars	112,630	WEST	1,984
03/18/20	Swedish Kronor	1,052,790	U.S. Dollars	111,035	DEUT	1,791
03/18/20	Swiss Francs	218,528	Euro	200,069	JPM	1,538
03/18/20	Australian Dollars	162,047	U.S. Dollars	112,466	JPM	1,471
03/18/20	Canadian Dollars	146,958	U.S. Dollars	111,930	BOA	1,271
03/18/20	Canadian Dollars	145,725	U.S. Dollars	111,000	DEUT	1,252
03/18/20	Swiss Francs	444,357	British Pounds	347,147	CITI	886
03/18/20	Swiss Francs	109,956	Japanese Yen	12,267,424	JPM	842
03/18/20	New Zealand Dollars	170,070	Canadian Dollars	147,830	CITI	747
03/18/20	Canadian Dollars	147,240	Euro	99,963	RBC	739
03/18/20	Japanese Yen	12,068,194	U.S. Dollars	110,932	SS	633
01/16/20	U.S. Dollars	111,764	Mexican Pesos	2,111,000	RBS	398
03/18/20	Canadian Dollars	296,140	Euro	202,048	DEUT	363

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/20	British Pounds	83,024	U.S. Dollars	109,952	RBC	$ 259
03/18/20	Norwegian Kroner	83,865	Euro	8,278	UBS	224
03/18/20	Canadian Dollars	145,007	Swiss Francs	107,378	JPM	128
03/18/20	Australian Dollars	162,152	Euro	101,043	JPM	114
03/18/20	New Zealand Dollars	104,706	U.S. Dollars	70,458	JPM	110
03/18/20	Euro	42,505	Canadian Dollars	62,156	JPM	34
Subtotal Appreciation						$ 1,186,399
03/18/20	Euro	100,028	British Pounds	84,996	JPM	$ (74)
02/12/20	Mexican Pesos	754,000	U.S. Dollars	39,750	RBS	(133)
01/22/20	Mexican Pesos	1,357,000	U.S. Dollars	71,775	RBS	(254)
03/18/20	Swedish Kronor	1,924,166	Euro	183,235	UBS	(337)
03/18/20	Australian Dollars	161,019	Canadian Dollars	147,428	RBC	(349)
03/18/20	U.S. Dollars	113,438	Euro	101,049	CITI	(467)
03/18/20	Swedish Kronor	1,047,393	Euro	100,027	SS	(505)
03/18/20	Japanese Yen	23,950,819	U.S. Dollars	221,978	SS	(562)
03/18/20	U.S. Dollars	74,812	British Pounds	56,892	SS	(710)
03/18/20	British Pounds	84,208	Euro	100,010	CITI	(951)
03/18/20	Japanese Yen	68,008,113	U.S. Dollars	629,765	UBS	(1,058)
03/18/20	U.S. Dollars	142,255	British Pounds	107,972	UBS	(1,073)
03/18/20	Swedish Kronor	2,091,279	Euro	199,979	JPM	(1,302)
03/18/20	U.S. Dollars	92,833	British Pounds	71,006	BOA	(1,425)
03/18/20	Japanese Yen	12,036,076	Euro	100,023	DEUT	(1,480)
03/18/20	Euro	202,035	British Pounds	172,692	UBS	(1,503)
03/18/20	Canadian Dollars	146,053	Norwegian Kroner	1,000,708	CITI	(1,506)
03/18/20	U.S. Dollars	291,561	Euro	260,004	UBS	(1,523)
03/18/20	Euro	100,042	Norwegian Kroner	1,004,069	UBS	(1,625)
03/18/20	British Pounds	83,612	Euro	99,954	UBS	(1,679)
03/18/20	Japanese Yen	12,041,752	Australian Dollars	160,971	DEUT	(1,860)
03/18/20	British Pounds	84,039	U.S. Dollars	113,575	CITI	(2,017)
03/18/20	U.S. Dollars	224,541	Euro	201,033	JPM	(2,068)
03/18/20	British Pounds	85,450	U.S. Dollars	115,544	BOA	(2,113)
03/18/20	U.S. Dollars	112,393	Australian Dollars	162,983	CITI	(2,202)
03/18/20	U.S. Dollars	111,877	British Pounds	85,952	RBC	(2,221)
03/18/20	British Pounds	84,046	Canadian Dollars	147,962	WEST	(2,407)
03/18/20	Euro	100,008	Norwegian Kroner	1,012,210	SS	(2,589)
03/18/20	U.S. Dollars	224,443	British Pounds	171,043	DEUT	(2,610)
03/18/20	U.S. Dollars	449,304	Euro	400,935	BOA	(2,641)
03/18/20	Swedish Kronor	1,046,560	Norwegian Kroner	1,013,980	CITI	(3,365)
03/18/20	British Pounds	84,027	Swiss Francs	110,681	BOA	(3,461)
03/18/20	U.S. Dollars	137,481	Australian Dollars	200,951	JPM	(3,810)
03/18/20	U.S. Dollars	221,959	Swiss Francs	217,304	SS	(3,830)
03/18/20	Swedish Kronor	1,043,953	Norwegian Kroner	1,018,034	JPM	(4,106)
03/18/20	U.S. Dollars	223,529	Australian Dollars	324,024	UBS	(4,297)
04/22/20	U.S. Dollars	3,316,146	Mexican Pesos	63,864,000	BNP	(5,299)
03/18/20	U.S. Dollars	222,337	Australian Dollars	323,944	BOA	(5,432)
03/18/20	U.S. Dollars	332,802	Swiss Francs	325,598	DEUT	(5,511)
03/18/20	Euro	199,975	Norwegian Kroner	2,045,291	JPM	(7,604)
01/17/20	U.S. Dollars	631,399	Euro	570,000	BAR	(8,668)
01/17/20	U.S. Dollars	413,468	Chinese Offshore Yuan	2,957,482	CITI	(11,224)
03/18/20	U.S. Dollars	958,724	Swedish Kronor	9,071,961	UBS	(13,507)
03/18/20	U.S. Dollars	956,569	Swedish Kronor	9,071,961	SS	(15,661)
01/17/20	U.S. Dollars	231,134	British Pounds	188,429	CITI	(18,586)
03/18/20	U.S. Dollars	936,713	Canadian Dollars	1,241,491	RBC	(19,609)
03/18/20	U.S. Dollars	1,049,880	Canadian Dollars	1,388,722	CITI	(19,853)
03/18/20	U.S. Dollars	763,615	New Zealand Dollars	1,162,603	DEUT	(19,938)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/20	U.S. Dollars	762,945	New Zealand Dollars	1,162,603	CITI	$ (20,607)
03/18/20	U.S. Dollars	1,463,575	Swiss Francs	1,437,040	CITI	(29,583)
02/14/20	Japanese Yen	2,611,700,000	U.S. Dollars	24,128,008	HSBC	(30,063)
03/18/20	U.S. Dollars	1,684,235	Swiss Francs	1,655,014	UBS	(35,409)
01/22/20	U.S. Dollars	1,397,659	Mexican Pesos	27,412,000	HSBC	(47,100)
01/17/20	U.S. Dollars	12,648,503	Euro	11,307,307	CITI	(48,744)
01/17/20	U.S. Dollars	2,270,345	Chinese Yuan Renminbi	16,228,427	CITI	(59,436)
01/17/20	U.S. Dollars	2,706,683	Chinese Yuan Renminbi	19,300,000	BAR	(64,059)
01/17/20	U.S. Dollars	2,962,739	Mexican Pesos	57,432,696	CITI	(66,668)
01/22/20	U.S. Dollars	3,356,566	Mexican Pesos	65,221,000	GSC	(80,928)
01/28/20	U.S. Dollars	2,721,499	Mexican Pesos	53,435,000	HSBC	(92,132)
01/17/20	U.S. Dollars	4,594,798	Philippine Pesos	238,833,000	CITI	(116,524)
02/12/20	U.S. Dollars	6,373,964	British Pounds	4,927,966	DEUT	(161,613)
03/18/20	U.S. Dollars	5,778,422	Chinese Offshore Yuan	41,630,640	DEUT	(191,216)
01/17/20	U.S. Dollars	5,362,003	Russian Rubles	346,272,014	CITI	(204,953)
01/10/20	U.S. Dollars	18,934,441	Euro	17,132,000	GSC	(294,860)
03/18/20	U.S. Dollars	9,891,384	Chinese Offshore Yuan	71,339,632	RBS	(338,384)
01/10/20	U.S. Dollars	17,165,859	British Pounds	13,256,000	BNP	(398,255)
Subtotal Depreciation						$(2,495,539)
Total Forward Foreign Currency Contracts outstanding at December 31, 2019						$(1,309,140)
Swap Agreements outstanding at December 31, 2019:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Credit Suisse (USA), Inc. 6.5% due 1/15/18 (Pay Quarterly)	(1.00)%	9/20/2020	GSC	USD	300,000	$ (1,973)	$ 6,900	$ (8,873)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	JPM	USD	590,000	(5,719)	2,495	(8,214)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	CITI	USD	330,000	(3,199)	2,663	(5,862)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	BOA	USD	300,000	(2,908)	1,691	(4,599)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	CITI	USD	920,000	(12,912)	6,695	(19,607)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	BOA	USD	520,000	(7,298)	6,077	(13,375)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	DEUT	USD	360,000	(5,052)	2,602	(7,654)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	JPM	USD	320,000	(4,492)	1,224	(5,716)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2021	DEUT	USD	430,000	(7,898)	1,639	(9,537)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2021	JPM	USD	220,000	(4,041)	846	(4,887)
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	JPM	USD	810,000	(17,783)	(10,263)	(7,520)
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	CITI	USD	130,000	(2,854)	(2,277)	(577)
						$(76,129)	$ 20,292	$(96,421)

See Notes to Financial Statements.

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection
Ford Motor Credit Company LLC, 3.81% due 01/9/24 (Receive Quarterly)	1.18%	5.00%	12/20/2023	USD	1,600,000	$234,187	$222,127	$ 12,060
General Electric Company, 2.70% due 10/9/22 (Receive Quarterly)	0.65%	1.00%	12/20/2023	USD	600,000	8,186	(25,420)	33,606
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.77%	1.00%	6/20/2024	USD	1,000,000	10,310	(20,253)	30,563
General Electric Company, 2.70% due 10/9/22 (Receive Quarterly)	0.77%	1.00%	6/20/2024	USD	1,150,000	11,856	(14,613)	26,469
Prudential Financial Inc., 3.50% due 05/15/24 (Receive Quarterly)	0.46%	1.00%	6/20/2024	USD	1,075,000	25,406	18,590	6,816
Republic of Colombia, 10.38% due 01/28/33 (Receive Quarterly)	0.63%	1.00%	6/20/2024	USD	1,000,000	16,213	5,985	10,228
Republic of Indonesia, 5.88% due 03/13/20 (Receive Quarterly)	0.56%	1.00%	6/20/2024	USD	3,470,000	67,323	4,023	63,300
General Electric Company, 2.70% due 10/9/22 (Receive Quarterly)	0.86%	1.00%	12/20/2024	USD	600,000	4,234	(9,660)	13,894
Republic of Peru 8.75% 11/21/33 (Receive Quarterly)	0.42%	1.00%	12/20/2024	USD	1,000,000	28,059	21,212	6,847
Subtotal Appreciation						$405,774	$201,991	$203,783
The Boeing Company, 8.75% due 08/15/21 (Receive Quarterly)	0.48%	1.00%	6/20/2024	USD	475,000	$ 10,791	$ 11,979	$ (1,188)
Subtotal Depreciation						$ 10,791	$ 11,979	$ (1,188)
Net Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection outstanding at December 31, 2019						$416,565	$213,970	$202,595

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indexes—Sell Protection
Markit CMBX.NA.AAA.7 Index (Receive Monthly)	17.70%	0.50%	1/17/2047	GSC	USD	1,692,340	$19,950	$ (75,337)	$ 95,287
Markit CMBX.NA.AAA.8 Index (Receive Monthly)	21.51%	0.50%	10/17/2057	DEUT	USD	1,700,000	22,227	(116,926)	139,153
Markit CMBX.NA.AAA.8 Index (Receive Monthly)	21.51%	0.50%	10/17/2057	GSC	USD	1,700,000	22,227	(102,781)	125,008
							$64,404	$(295,044)	$359,448

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.IG.31 Index (Receive Quarterly)	0.34%	1.00%	12/20/2023	USD	1,100,000	$ 28,158	$ 13,698	$ 14,460
Markit CDX.NA.IG.32 Index (Receive Quarterly)	0.39%	1.00%	6/20/2024	USD	19,400,000	512,140	410,346	101,794
Markit CDX.NA.HY.33 Index (Receive Quarterly)	2.80%	5.00%	12/20/2024	USD	594,000	58,229	44,402	13,827
Markit CDX.NA.IG.33 Index (Receive Quarterly)	0.45%	1.00%	12/20/2024	USD	51,520,000	1,353,208	1,014,562	338,646
						$1,951,735	$1,483,008	$468,727

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	8.41% (Upon termination)	1/2/2020	CITI	BRL	78,587,424	$ 790,913	$26,940	$ 763,973
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.02% (Upon termination)	1/4/2027	CITI	BRL	15,744,748	268,266	10,600	257,666
						$1,059,179	$37,540	$1,021,639

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.25% (Upon Termination)	1/2/2020	BRL	5,846,182	$ 19,179	$ 1,688	$ 17,491
0.78% (Semiannually)	6-Month ASX BBSW (Semiannually)	6/17/2021	AUD	46,370,000	66,297	23,053	43,244
1.35% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	9/15/2021	USD	16,642,000	31,529	(3,165)	34,694
28-Day Mexico Interbank TIIE (Lunar)	6.60% (Lunar)	3/16/2022	MXN	61,910,000	3,334	(1,092)	4,426
1.50% (Semiannually)	3-Month LIBOR (Quarterly)	3/18/2022	USD	3,040,000	8,931	4,305	4,626
1.75% (Semiannually)	3-Month LIBOR (Quarterly)	3/18/2022	USD	18,210,000	(35,599)	(60,068)	24,469
3-Month KWCDC (Quarterly)	1.50% (Quarterly)	3/18/2022	KRW	14,428,650,000	48,253	42,455	5,798
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	6.66% (Upon termination)	1/2/2023	BRL	2,430,906	20,610	6,512	14,098
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	5.75% (Upon termination)	1/2/2023	BRL	1,874,767	657	—	657
6.26% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	1,103,247	143	44	99
1.75% (Semiannually)	3-Month LIBOR (Quarterly)	3/18/2025	USD	7,280,000	(7,477)	(31,672)	24,195
2.00% (Annually)	6-Month NIBOR (Semiannually)	3/18/2025	NOK	23,330,000	902	(7,589)	8,491
1.55% (Semiannually)	3-Month LIBOR (Quarterly)	6/30/2026	USD	90,481,000	1,323,759	269,259	1,054,500
1.52% (Semiannually)	3-Month LIBOR (Quarterly)	7/31/2026	USD	27,559,000	459,216	100,854	358,362
1.33% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	11/16/2026	USD	11,340,000	163,211	(11,706)	174,917
3.00% (Semiannually)	3-Month LIBOR (Quarterly)	6/19/2029	USD	2,940,000	(126,337)	(154,599)	28,262
28-Day Mexico Interbank TIIE (Lunar)	7.45% (Lunar)	7/18/2029	MXN	165,770,000	417,749	68,836	348,913
0.50% (Annually)	3-Month STIBOR (Quarterly)	3/18/2030	SEK	40,780,000	90,035	36,224	53,811
0.75% (Semiannually)	6-Month LIBOR (Semiannually)	3/18/2030	GBP	7,700,000	271,989	79,664	192,325
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	3/18/2030	GBP	1,590,000	5,482	(2,804)	8,286
2.00% (Annually)	6-Month NIBOR (Semiannually)	3/18/2030	NOK	16,270,000	11,976	(8,031)	20,007
0.00% (Annually)	6-Month EURIBOR (Semiannually)	9/16/2030	EUR	7,360,000	227,015	195,991	31,024
1.81% (Semiannually)	3-Month LIBOR (Quarterly)	11/15/2044	USD	1,972,000	116,219	2,639	113,580
1.85% (Semiannually)	3-Month LIBOR (Quarterly)	11/15/2044	USD	18,289,000	929,066	31,208	897,858
1.84% (Semiannually)	3-Month LIBOR (Quarterly)	5/15/2045	USD	7,870,000	388,778	17,181	371,597
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	6/17/2050	GBP	1,200,000	47,348	22,024	25,324
Subtotal Appreciation					$ 4,482,265	$ 621,211	$ 3,861,054
8.36% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/18/2020	MXN	120,475,000	$ (11,125)	$ (1,952)	$ (9,173)
1-Day US Federal Fund Effective Rate (Annually)	1.26% (Annually)	12/15/2021	USD	10,770,000	(31,941)	(370)	(31,571)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	5.44% (Upon termination)	1/3/2022	BRL	4,734,117	$ 5,899	$ 6,757	$ (858)
3-Month CDOR (Semiannually)	1.75% (Semiannually)	3/18/2022	CAD	27,530,000	(96,747)	(90,803)	(5,944)
6-Month LIBOR (Semiannually)	0.10% (Semiannually)	3/20/2024	JPY	800,000,000	29,038	42,931	(13,893)
1-Month LIBOR + .09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	25,000,000	273	406	(133)
3-Month CDOR (Semiannually)	1.75% (Semiannually)	3/18/2025	CAD	6,420,000	(72,933)	(48,977)	(23,956)
6-Month ASX BBSW (Semiannually)	1.50% (Semiannually)	3/18/2025	AUD	5,150,000	51,975	59,273	(7,298)
6-Month EURIBOR (Semiannually)	0.00% (Annually)	3/18/2025	EUR	1,990,000	12,024	20,148	(8,124)
1.55% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	11/15/2026	USD	19,443,000	12,928	25,179	(12,251)
6-Month ASX BBSW (Semiannually)	1.20% (Semiannually)	6/17/2027	AUD	5,920,000	(50,229)	(22,343)	(27,886)
3-Month CDOR (Semiannually)	3.00% (Semiannually)	6/19/2029	CAD	3,900,000	98,319	152,196	(53,877)
3-Month LIBOR (Quarterly)	1.65% (Semiannually)	8/15/2029	USD	6,940,000	(135,613)	(4,859)	(130,754)
3-Month CDOR (Semiannually)	2.00% (Semiannually)	3/18/2030	CAD	1,620,000	(19,861)	(5,116)	(14,745)
3-Month LIBOR (Quarterly)	2.00% (Semiannually)	3/18/2030	USD	1,800,000	16,575	40,064	(23,489)
6-Month ASX BBSW (Semiannually)	1.75% (Semiannually)	3/18/2030	AUD	1,470,000	19,421	42,227	(22,806)
6-Month EURIBOR (Semiannually)	0.50% (Annually)	3/18/2030	EUR	3,010,000	96,781	123,239	(26,458)
6-Month LIBOR (Semiannually)	0.25% (Semiannually)	3/19/2030	JPY	169,770,000	1,794	4,346	(2,552)
6-Month NIBOR (Semiannually)	2.00% (Annually)	3/19/2030	NOK	17,160,000	(11,974)	467	(12,441)
0.33% (Annually)	6-Month EURIBOR (Semiannually)	5/12/2031	EUR	210,000	536	1,073	(537)
2.04% (Semiannually)	6-Month LIBOR (Semiannually)	2/1/2037	GBP	2,100,000	(201,380)	(28,177)	(173,203)
2.05% (Semiannually)	6-Month LIBOR (Semiannually)	2/1/2037	GBP	3,300,000	(320,411)	(55,813)	(264,598)
0.75% (Semiannually)	6-Month LIBOR (Semiannually)	3/20/2038	JPY	1,469,200,000	(1,136,936)	13,013	(1,149,949)
6-Month EURIBOR (Semiannually)	0.75% (Annually)	3/18/2040	EUR	410,000	13,816	23,207	(9,391)
Subtotal Depreciation					$(1,729,771)	$ 296,116	$(2,025,887)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2019					$ 2,752,494	$ 917,327	$ 1,835,167

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swaps
1-Day UK RPI (Upon termination)	3.47% (Upon termination)	11/15/2025	GBP	5,560,000	$ 162,967	$ (10,647)	$ 173,614
1-Day UK RPI (Upon termination)	3.57% (Upon termination)	11/15/2028	GBP	1,200,000	51,355	(11,878)	63,233
2.19% (Upon termination)	US CPI Urban Consumers NSA Index (Upon termination)	11/26/2028	USD	1,920,000	(43,125)	(63,232)	20,107
Subtotal Appreciation					$ 171,197	$ (85,757)	$ 256,954
3.29% (Upon termination)	1-Day UK RPI (Upon termination)	11/15/2020	GBP	6,990,000	$(186,098)	$ (25,031)	$(161,067)
Subtotal Depreciation					$(186,098)	$ (25,031)	$(161,067)
Net Centrally Cleared Inflation Swaps outstanding at December 31, 2019					$ (14,901)	$(110,788)	$ 95,887
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 14,318,625	$ —	$ 14,318,625	$ —
Asset-Backed Securities	101,888,780	—	101,888,780	—
Corporate Bonds	445,724,033	—	445,724,033	—**
Foreign Bonds:
Mexico	14,961,095	—	13,426,031	1,535,064
Other	242,571,086	—	242,571,086	—
Total Foreign Bonds	257,532,181	—	255,997,117	1,535,064
Loan Agreements	11,461,047	—	11,461,047	—
Money Market Funds	79,096,663	79,096,663	—	—
Mortgage-Backed Securities	802,614,706	—	802,614,706	—
Municipal Bonds	10,255,216	—	10,255,216	—
Purchased Options:
Call Options	151,954	151,954	—	—
Put Options	102,266	102,266	—	—
Total Purchased Options	254,220	254,220	—	—
Repurchase Agreements	25,900,000	—	25,900,000	—
U.S. Treasury Obligations	269,456,000	—	269,456,000	—
Total Assets - Investments in Securities	$2,018,501,471	$79,350,883	$1,937,615,524	$1,535,064
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,186,399	$ —	$ 1,186,399	$ —
Futures Contracts	3,755,487	3,755,487	—	—
Swap Agreements	6,171,605	—	6,171,605	—
Total Assets - Other Financial Instruments	$ 11,113,491	$ 3,755,487	$ 7,358,004	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(81,820,713)	$ —	$(81,820,713)	$ —
Written Options:
Call Options	(125,357)	(125,357)	—	—
Call Swaptions	(731,797)	—	(731,797)	—
Put Options	(40,969)	(40,969)	—	—
Put Swaptions	(255,906)	—	(255,906)	—
Total Written Options	(1,154,029)	(166,326)	(987,703)	—
Total Liabilities - Investments in Securities	$(82,974,742)	$ (166,326)	$(82,808,416)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (2,495,539)	$ —	$ (2,495,539)	$ —
Futures Contracts	(7,175,348)	(7,175,348)	—	—
Swap Agreements	(2,284,563)	—	(2,284,563)	—
Total Liabilities - Other Financial Instruments	$(11,955,450)	$(7,175,348)	$ (4,780,102)	$ —

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2019.
See Notes to Financial Statements.

Extended-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with a dollar-weighted effective duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) normally greater than or equal to seven years. The average dollar weighted effective duration at the end of the reporting period was 9.36 years. The Investor Class of the Fund outperformed its composite benchmark, 50% Bloomberg Barclays US Long Government/Credit Bond Index and 50% Bloomberg Barclays US Intermediate Government Credit Bond Index, for the one-year period ended December 31, 2019 (13.14% versus 13.10%).
An overweight to longer maturity investment grade bonds was additive as the sector benefited from both falling rates and steeper yield curves. The Fund also benefited from specific emerging markets country exposures, which outperformed credit sectors. Out of benchmark exposure to mortgages in lieu of U.S. Treasuries detracted as falling rates provided more of a tailwind to government bonds. The Fund did not invest in derivative investments in 2019.
During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.
This Fund may be suitable for investors who are seeking higher returns without investing in equities, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed-income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	42.2
Corporate Bonds	36.2
Money Market Funds	13.2
Foreign Bonds	11.3
Mortgage-Backed Securities	6.9
Asset-Backed Security	0.2
Preferred Stocks	0.1
Municipal Bond	0.1
110.2

See Notes to Financial Statements.

Extended-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	13.51%	13.14%	13.10%
Five Year	4.43%	4.11%	4.71%
Ten year	7.35%	7.09%	7.25%
Since Inception	7.58%	7.38%	6.93%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	0.56%	0.83%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Represents a weighted composite benchmark index consisting of 50% Bloomberg Barclays US Long Government/Credit Bond Index and 50% Bloomberg Barclays US Intermediate Government/Credit Bond Index.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Par	Value
ASSET-BACKED SECURITY — 0.2%
Towd Point Mortgage Trust, Series 2016-4, Class A1
2.25%, 07/25/56 144A (Cost $412,002)	$ 415,473	$ 414,034
CORPORATE BONDS — 36.2%
Abbott Laboratories
3.75%, 11/30/26	1,613,000	1,763,805
4.90%, 11/30/46	436,000	573,814
AES Corporation
4.88%, 05/15/23	123,000	125,101
Aflac, Inc.
6.45%, 08/15/40	328,000	453,811
Allison Transmission, Inc.
4.75%, 10/01/27 144A	85,000	88,430
Ally Financial, Inc.
8.00%, 11/01/31	177,000	246,021
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	320,149	357,475
American Airlines Group, Inc.
5.00%, 06/01/22 144A	305,000	319,488
American Airlines Pass-Through Trust, Series 2016-1, Class B
5.25%, 01/15/24	513,005	543,928
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	230,505	233,338
American Airlines Pass-Through Trust, Series 2017-1, Class B
4.95%, 02/15/25	106,245	112,382
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	84,834	85,864
American International Group, Inc.
3.90%, 04/01/26	1,800,000	1,934,918
Antares Holdings LP
6.00%, 08/15/23 144A	255,000	268,459
Antero Resources Corporation
5.38%, 11/01/21	125,000	119,251
5.13%, 12/01/22	35,000	31,300
Apple, Inc.
3.00%, 06/20/27	480,000	503,602
AT&T, Inc.
4.30%, 02/15/30	2,000,000	2,224,281
4.50%, 05/15/35	529,000	590,392
4.30%, 12/15/42	1,242,000	1,333,305
4.75%, 05/15/46	1,153,000	1,307,031
4.50%, 03/09/48	105,000	116,194
4.55%, 03/09/49	115,000	127,922
AXA Equitable Holdings, Inc.
5.00%, 04/20/48	577,000	621,990
Bank of America Corporation
3.50%, 04/19/26	964,000	1,026,076
6.11%, 01/29/37	900,000	1,218,179
Bank of America NA
6.00%, 10/15/36	1,315,000	1,801,927
Booking Holdings, Inc.
0.90%, 09/15/21 CONV Δ	110,000	127,036
	Par	Value
Boston Properties LP REIT
3.40%, 06/21/29	$1,218,000	$1,274,247
Boston Scientific Corporation
4.70%, 03/01/49	386,000	470,414
Brighthouse Financial, Inc.
4.70%, 06/22/47	40,000	37,139
Bristol-Myers Squibb Co.
4.25%, 10/26/49 144A	880,000	1,046,386
Burlington Northern Santa Fe LLC
4.15%, 04/01/45	879,000	999,460
Campbell Soup Co.
4.80%, 03/15/48Δ	428,000	496,616
Chesapeake Energy Corporation
4.88%, 04/15/22Δ	70,000	55,497
5.75%, 03/15/23	20,000	13,588
5.50%, 09/15/26 CONV	5,000	2,432
8.00%, 06/15/27Δ	665,000	413,979
Cigna Corporation
4.90%, 12/15/48	437,000	524,152
Cincinnati Bell, Inc.
8.00%, 10/15/25 144A	20,000	21,258
Citigroup, Inc.
8.13%, 07/15/39	858,000	1,434,205
(Variable, ICE LIBOR USD 3M + 1.84%), 4.28%, 04/24/48Δ ^	533,000	634,708
Comcast Corporation
3.70%, 04/15/24	995,000	1,061,903
2.65%, 02/01/30	1,311,000	1,318,319
3.97%, 11/01/47	236,000	260,410
Continental Airlines Pass-Through Trust, Series 1999-2, Class B
7.57%, 03/15/20	45	45
Continental Resources, Inc.
4.50%, 04/15/23	40,000	41,823
3.80%, 06/01/24	125,000	129,410
Cox Communications, Inc.
4.60%, 08/15/47 144A	255,000	283,630
Crown Castle International Corporation REIT
3.20%, 09/01/24	517,000	535,151
CSC Holdings LLC
5.38%, 02/01/28 144A	200,000	213,715
Cummins, Inc.
5.65%, 03/01/98	1,620,000	2,055,097
CVS Health Corporation
5.13%, 07/20/45	240,000	285,165
5.05%, 03/25/48	514,000	610,076
DCP Midstream Operating LP
6.45%, 11/03/36 144A	490,000	516,183
Dell International LLC
6.02%, 06/15/26 144A	140,000	161,287
8.10%, 07/15/36 144A	180,000	237,005
8.35%, 07/15/46 144A	130,000	179,370
Dillard's Inc
7.00%, 12/01/28	500,000	556,289
DISH DBS Corporation
7.75%, 07/01/26	105,000	111,430

See Notes to Financial Statements.

	Par	Value
DISH Network Corporation
2.38%, 03/15/24 CONV	$1,080,000	$ 990,198
Dow Chemical Co. (The)
9.40%, 05/15/39	374,000	612,761
Enable Midstream Partners LP
5.00%, 05/15/44	445,000	409,172
Enbridge Energy Partners LP
7.38%, 10/15/45	305,000	456,166
Energy Transfer Operating LP
5.25%, 04/15/29	628,000	706,257
5.15%, 03/15/45	446,000	470,300
Enterprise Products Operating LLC
5.10%, 02/15/45	595,000	714,346
4.20%, 01/31/50	612,000	659,802
EQT Corporation
3.90%, 10/01/27Δ	2,168,000	2,018,898
ERP Operating LP REIT
3.00%, 07/01/29	970,000	1,005,650
Ford Motor Co.
6.38%, 02/01/29	1,255,000	1,353,877
General Electric Co.
3.10%, 01/09/23	248,000	253,548
5.88%, 01/14/38	150,000	182,603
General Motors Co.
5.20%, 04/01/45	1,085,000	1,097,702
General Motors Financial Co., Inc.
5.25%, 03/01/26	250,000	277,461
Gilead Sciences, Inc.
4.15%, 03/01/47	958,000	1,068,958
Goldman Sachs Group, Inc. (The)
3.50%, 11/16/26	1,824,000	1,921,090
6.75%, 10/01/37	225,000	312,951
4.75%, 10/21/45Δ	451,000	551,370
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27Δ	355,000	368,082
HCA, Inc.
5.38%, 09/01/26	140,000	156,279
7.05%, 12/01/27	500,000	593,125
Healthpeak Properties, Inc. REIT
3.25%, 07/15/26	300,000	311,427
Hewlett Packard Enterprise Co.
6.35%, 10/15/45	135,000	162,802
Home Depot, Inc. (The)
5.88%, 12/16/36	200,000	276,438
Iron Mountain, Inc. REIT
4.88%, 09/15/29 144A	265,000	269,802
iStar, Inc. REIT
3.13%, 09/15/22 CONV	175,000	196,670
Jefferies Group LLC
6.45%, 06/08/27Δ	50,000	58,702
6.25%, 01/15/36	185,000	221,367
JELD-WEN, Inc.
4.88%, 12/15/27 144A Δ	255,000	261,464
JPMorgan Chase & Co.
5.60%, 07/15/41	1,813,000	2,486,775
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	339,488
	Par	Value
Kroger Co. (The)
5.40%, 01/15/49Δ	$ 548,000	$ 670,468
Liberty Mutual Group, Inc.
3.95%, 10/15/50 144A	1,400,000	1,461,442
Lockheed Martin Corporation
4.70%, 05/15/46	903,000	1,149,816
Marathon Petroleum Corporation
3.63%, 09/15/24	2,048,000	2,152,593
Masco Corporation
7.75%, 08/01/29	129,000	167,542
6.50%, 08/15/32	15,000	18,430
McDonald’s Corporation
4.88%, 12/09/45	625,000	754,561
MetLife, Inc.
6.40%, 12/15/36	310,000	380,244
5.88%, 02/06/41	300,000	409,232
Michaels Stores, Inc.
8.00%, 07/15/27 144A Δ	45,000	43,058
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	85,000	183,069
Microsoft Corporation
4.45%, 11/03/45	595,000	746,091
3.70%, 08/08/46	594,000	672,657
Morgan Stanley
3.13%, 08/05/21(C)	235,000	183,617
3.63%, 01/20/27	1,500,000	1,598,566
MPLX LP
4.00%, 03/15/28	200,000	207,331
4.50%, 04/15/38	1,038,000	1,057,987
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	130,908
Nationstar Mortgage Holdings, Inc.
9.13%, 07/15/26 144A	175,000	194,031
Navient Corporation
5.63%, 08/01/33	1,460,000	1,258,991
NGL Energy Partners LP
7.50%, 11/01/23	100,000	100,249
6.13%, 03/01/25	220,000	207,991
Noble Energy, Inc.
3.85%, 01/15/28	444,000	469,568
5.05%, 11/15/44	600,000	668,232
Northrop Grumman Corporation
3.25%, 01/15/28	1,000,000	1,044,555
Nuance Communications, Inc.
1.25%, 04/01/25 CONV	60,000	66,948
1.00%, 12/15/35 CONV	85,000	85,797
Old Republic International Corporation
4.88%, 10/01/24	230,000	252,385
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	85,000	115,727
ONEOK Partners LP
6.20%, 09/15/43	5,000	6,341
Owens Corning
4.40%, 01/30/48	210,000	203,535
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	440,000	633,905
See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
PepsiCo, Inc.
2.63%, 07/29/29Δ	$1,200,000	$1,226,326
Prudential Financial, Inc.
6.63%, 06/21/40	548,000	771,460
PulteGroup, Inc.
6.38%, 05/15/33	1,000,000	1,170,721
Quicken Loans, Inc.
5.75%, 05/01/25 144A	60,000	62,150
5.25%, 01/15/28 144A	70,000	72,613
Qwest Corporation
7.25%, 09/15/25	410,000	472,073
Radian Group, Inc.
4.50%, 10/01/24Δ	55,000	58,323
4.88%, 03/15/27	35,000	36,937
Seagate HDD Cayman
4.88%, 06/01/27	100,000	106,367
Sempra Energy
6.00%, 10/15/39	991,000	1,288,663
SM Energy Co.
1.50%, 07/01/21 CONV	80,000	76,535
5.00%, 01/15/24	15,000	14,331
6.75%, 09/15/26Δ	30,000	29,485
6.63%, 01/15/27Δ	85,000	83,740
Southern Co. (The)
4.40%, 07/01/46Δ	1,356,000	1,506,182
Springleaf Finance Corporation
6.88%, 03/15/25	170,000	193,798
Sprint Capital Corporation
6.88%, 11/15/28	1,025,000	1,106,334
Tenet Healthcare Corporation
5.13%, 05/01/25	335,000	345,887
Textron, Inc.
6.63%, 04/07/20(U)	160,000	214,684
Time Warner Cable LLC
5.50%, 09/01/41	25,000	27,982
4.50%, 09/15/42	45,000	46,108
Toro Co. (The)
6.63%, 05/01/37	300,000	385,922
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	455,000	578,637
Transocean, Inc.
5.80%, 10/15/22Δ	205,000	198,401
6.80%, 03/15/38	20,000	14,252
Tyson Foods, Inc.
4.55%, 06/02/47	357,000	409,405
5.10%, 09/28/48	288,000	363,204
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	86,364	92,027
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	70,440	71,493
United Rentals North America, Inc.
6.50%, 12/15/26	85,000	93,578
4.88%, 01/15/28	30,000	31,292
United States Steel Corporation
6.65%, 06/01/37Δ	85,000	69,142
	Par	Value
United Technologies Corporation
3.95%, 08/16/25	$ 400,000	$ 436,543
Unum Group
5.75%, 08/15/42	800,000	905,679
Verizon Communications, Inc.
4.27%, 01/15/36	1,700,000	1,928,318
5.25%, 03/16/37	999,000	1,256,410
5.50%, 03/16/47	1,000,000	1,359,726
Visa, Inc.
4.30%, 12/14/45	700,000	861,722
Walmart, Inc.
3.63%, 12/15/47	381,000	424,719
Walt Disney Co. (The)
4.75%, 09/15/44	623,000	780,096
Western Digital Corporation
1.50%, 02/01/24 CONV	140,000	137,813
WestRock MWV LLC
7.55%, 03/01/47	335,000	461,878
Weyerhaeuser Co. REIT
6.88%, 12/15/33	580,000	769,616
Total Corporate Bonds (Cost $81,266,252)		92,837,679
FOREIGN BONDS — 11.3%
Australia — 0.3%
Barrick PD Australia Finance Proprietary, Ltd.
5.95%, 10/15/39	571,000	725,573
Brazil — 0.3%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	739,369
Canada — 3.6%
Bombardier, Inc.
6.00%, 10/15/22 144A	515,000	516,133
7.88%, 04/15/27 144A	50,000	51,564
Canadian Government Bond Residual STRIP
3.47%, 06/01/25(C) Ω	3,685,000	2,597,052
Enbridge, Inc.
5.50%, 12/01/46Δ	549,000	706,476
MEG Energy Corporation
7.00%, 03/31/24 144A Δ	340,000	342,834
Province of Ontario Generic Residual STRIP
2.98%, 03/08/29(C) Ω	4,600,000	2,850,544
Province of Saskatchewan Residual STRIP
3.49%, 02/04/22(C) Ω	3,000,000	2,222,594
		9,287,197
Ireland — 0.5%
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25Δ	975,000	1,016,750
Johnson Controls International PLC
4.50%, 02/15/47	160,000	173,345
		1,190,095

See Notes to Financial Statements.

	Par	Value
Italy — 0.3%
Telecom Italia Capital SA
6.00%, 09/30/34	$ 785,000	$ 843,736
Jersey — 0.1%
Delphi Technologies PLC
5.00%, 10/01/25 144A Δ	395,000	366,362
Luxembourg — 0.5%
ArcelorMittal SA
6.75%, 03/01/41	975,000	1,163,268
Mexico — 0.9%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	133,730
8.46%, 12/18/36(M)	12,000,000	626,716
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,174,516
10.00%, 12/05/24(M)	3,500,000	210,285
7.50%, 06/03/27(M)	3,500,000	192,429
8.50%, 05/31/29(M)	500,000	29,455
7.75%, 05/29/31(M)	1,000,000	56,472
		2,423,603
Netherlands — 1.3%
Cooperatieve Rabobank UA
3.75%, 07/21/26	493,000	514,116
5.25%, 05/24/41Δ	632,000	865,291
Embraer Netherlands Finance BV
5.40%, 02/01/27	80,000	90,269
Enel Finance International NV
6.00%, 10/07/39 144A	500,000	631,077
Shell International Finance BV
4.00%, 05/10/46	1,060,000	1,209,826
		3,310,579
Norway — 0.0%
Norway Government Bond
3.75%, 05/25/21(K) 144A	196,000	23,071
Spain — 0.3%
Telefonica Emisiones SA
7.05%, 06/20/36	524,000	734,421
Switzerland — 0.5%
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	1,188,000	1,266,909
United Kingdom — 2.7%
Barclays PLC
4.38%, 01/12/26	865,000	937,091
HSBC Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.14%), 2.63%, 11/07/25^	1,208,000	1,213,642
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	645,000	721,804
Lloyds Banking Group PLC
4.34%, 01/09/48	1,056,000	1,145,461
Royal Bank of Scotland Group PLC
3.88%, 09/12/23	1,761,000	1,846,731
	Par	Value
Vodafone Group PLC
(Floating, ICE LIBOR USD 3M + 0.99%), 2.99%, 01/16/24†	$ 962,000	$ 974,559
		6,839,288
Total Foreign Bonds (Cost $28,312,359)		28,913,471
MORTGAGE-BACKED SECURITIES — 6.9%
Federal Home Loan Mortgage Corporation
4.50%, 09/01/48	1,457,218	1,539,708
Federal National Mortgage Association
4.50%, 12/01/47	853,110	901,198
3.50%, 01/01/48	6,659,348	6,918,749
4.50%, 08/01/48	1,398,310	1,477,852
4.50%, 11/01/48	1,370,435	1,446,465
Government National Mortgage Association
4.50%, 10/20/48	1,207,735	1,270,997
JP Morgan Mortgage Trust, Series 2017-1, Class A4
3.50%, 01/25/47 144A	1,987,271	2,012,018
JP Morgan Trust, Series 2015-6, Class A5
3.50%, 10/25/45 144A † γ	2,169,445	2,189,620
Total Mortgage-Backed Securities (Cost $17,456,322)		17,756,607
MUNICIPAL BOND — 0.1%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $190,867)	235,000	253,532
U.S. TREASURY OBLIGATIONS — 42.2%
U.S. Treasury Bills
1.43%, 02/27/20Ω	500,000	498,829
1.58%, 04/02/20Ω Δ	880,000	876,619
		1,375,448
U.S. Treasury Bonds
4.50%, 02/15/36	3,556,000	4,722,465
5.00%, 05/15/37	215,000	304,847
4.63%, 02/15/40	504,000	698,217
4.38%, 05/15/40	3,551,800	4,778,836
2.88%, 05/15/43	12,692,000	13,862,787
2.50%, 05/15/46	4,500,000	4,607,490
2.75%, 08/15/47	15,577,000	16,752,881
2.75%, 11/15/47	657,300	706,918
3.38%, 11/15/48	890,000	1,076,935
3.00%, 02/15/49	115,000	130,114
2.25%, 08/15/49Δ	2,487,000	2,420,211
		50,061,701
U.S. Treasury Notes
2.25%, 03/31/20	3,425,000	3,429,883
1.50%, 11/30/21Δ	16,424,000	16,404,432
2.00%, 11/30/22	7,421,000	7,506,370
2.88%, 11/30/23	1,000,000	1,046,172
See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.63%, 12/31/23	$ 2,132,000	$ 2,211,950
2.25%, 04/30/24	7,423,000	7,602,921
1.50%, 11/30/24Δ	11,400,000	11,309,602
1.63%, 11/30/26	2,756,000	2,721,604
2.75%, 02/15/28	465,600	496,501
2.88%, 08/15/28	1,149,000	1,239,484
2.63%, 02/15/29	165,400	175,450
2.38%, 05/15/29	1,651,000	1,717,556
1.63%, 08/15/29	191,700	186,937
1.75%, 11/15/29Δ	1,001,000	986,826
		57,035,688
Total U.S. Treasury Obligations (Cost $105,473,035)		108,472,837

Shares
PREFERRED STOCKS — 0.1%
Chesapeake Energy Corporation
5.00%, 10/31/19 CONV Δ	620	12,555
	Shares	Value
5.75%, 10/31/19 144A CONV	80	$ 14,475
El Paso Energy Capital Trust I
4.75%, 12/12/19 CONV	5,350	275,311
Total Preferred Stocks (Cost $354,717)		302,341
MONEY MARKET FUNDS — 13.2%
GuideStone Money Market Fund, 1.53%Ø	7,809,354	7,809,354
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø §	26,030,692	26,030,692
Total Money Market Funds (Cost $33,840,046)		33,840,046
TOTAL INVESTMENTS —110.2% (Cost $267,305,600)		282,790,547
Liabilities in Excess of Other Assets — (10.2)%		(26,105,692)
NET ASSETS — 100.0%		$256,684,855

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$ 414,034	$ —	$ 414,034	$ —
Corporate Bonds	92,837,679	—	92,837,679	—
Foreign Bonds	28,913,471	—	28,913,471	—
Money Market Funds	33,840,046	33,840,046	—	—
Mortgage-Backed Securities	17,756,607	—	17,756,607	—
Municipal Bond	253,532	—	253,532	—
Preferred Stocks	302,341	287,866	14,475	—
U.S. Treasury Obligations	108,472,837	—	108,472,837	—
Total Assets - Investments in Securities	$282,790,547	$34,127,912	$248,662,635	$ —

See Notes to Financial Statements.

Global Bond Fund (Unaudited)
The Fund is actively managed and invests in a diversified portfolio composed of global fixed-income securities with a dollar-weighted effective duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2019, the Investor Class of the Fund outperformed its composite benchmark, 50% Bloomberg Barclays Global Aggregate Bond Index, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus and 25% Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index (11.03% versus 10.16%).
Outperformance within the Fund was driven by several factors. Holding longer maturity U.S. Treasuries over non-U.S. developed sovereign bonds was additive as rates came in more domestically than abroad. An overweight to the more interest rate sensitive investment grade bond sector over high yield debt was additive as well. Select country exposures within emerging markets debt, both U.S. dollar denominated and non-U.S. local currency were an additional source of outperformance. An allocation to cash weighed on returns as most fixed-income sectors were positive for the year.
U.S. Treasury futures contracts and options on U.S. Treasuries were used for the common purpose of implementing yield curve positioning strategies within the Fund and added to performance. German Bund futures were used to adjust exposure to the front portion of the yield curve and detracted from performance for the year. Currency options and forward contracts were used to adjust exposure to various currency markets and/or to hedge against foreign currency fluctuations. The forwards detracted while the options were additive. In aggregate, currency derivatives were a detractor from performance.
During the year, the Fund remained focused on its objective of seeking to maximize total return through capital gains and current income while preserving principal value.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed-income investment option. This Fund may invest, to a large extent, in high yield securities (junk bonds). These securities involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Obligations of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

Global Bond Fund (Unaudited)
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Foreign Bonds	36.2
U.S. Treasury Obligations	25.9
Corporate Bonds	22.0
Money Market Funds	11.1
Mortgage-Backed Securities	7.0
Loan Agreements	2.3
Asset-Backed Securities	0.6
Foreign Government Inflation-Linked Bond	0.3
Communication Services	0.3
Information Technology	0.2
Health Care	0.1
Energy	0.1
Consumer Discretionary	0.1
Financials	0.1
Municipal Bond	—**
106.3
**Rounds to less than 0.1%

See Notes to Financial Statements.

Global Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	11.31%	11.03%	10.16%
Five Year	N/A	3.50%	4.02%
Ten year	N/A	4.82%	4.68%
Since Inception(1)	3.64%	4.96%	5.21%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.56%	0.83%

(1)	The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Represents a weighted composite benchmark index consisting of 25% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 50% Bloomberg Barclays Global Aggregate Bond Index and 25% Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Par	Value
ASSET-BACKED SECURITIES — 0.6%
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 2.19%, 07/25/36 144A †	$ 630,000	$ 578,262
PFCA Home Equity Investment Trust, Series 2003-IFC5, Class A
4.24%, 01/22/35 144A † γ	586,025	585,543
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 2.64%, 03/15/33 144A †	220,040	213,564
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, ICE LIBOR USD 3M + 0.15%), 2.09%, 03/25/44†	480,000	450,707
Washington Mutual Asset-Backed Certificates Trust, Series 2007-HE4, Class 1A
(Floating, ICE LIBOR USD 1M + 0.17%, 0.17% Floor), 1.96%, 07/25/47†	1,971,340	1,588,052
Total Asset-Backed Securities (Cost $3,133,964)		3,416,128
CORPORATE BONDS — 22.0%
Abbott Laboratories
3.75%, 11/30/26	280,000	306,178
Allison Transmission, Inc.
5.00%, 10/01/24 144A	300,000	307,872
4.75%, 10/01/27 144A	110,000	114,438
Ally Financial, Inc.
8.00%, 03/15/20	120,000	121,110
5.13%, 09/30/24	465,000	513,767
8.00%, 11/01/31	175,000	243,241
Amazon.com, Inc.
3.88%, 08/22/37	620,000	705,723
American Airlines Group, Inc.
5.00%, 06/01/22 144A	440,000	460,900
American Airlines Pass-Through Trust, Series 2013-1, Class B
5.63%, 01/15/21 144A	116,675	118,895
American Airlines Pass-Through Trust, Series 2016-1, Class B
5.25%, 01/15/24	650,986	690,227
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	284,016	287,506
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	101,800	103,036
American Express Co.
3.70%, 11/05/21	180,000	185,547
Antero Resources Corporation
5.38%, 11/01/21	185,000	176,491
5.13%, 12/01/22	235,000	210,156
5.63%, 06/01/23	75,000	60,375
Apple, Inc.
1.55%, 02/07/20	85,000	84,968
	Par	Value
4.65%, 02/23/46	$ 325,000	$ 408,356
Ashtead Capital, Inc.
4.13%, 08/15/25 144A	274,000	282,334
AT&T, Inc.
4.00%, 01/15/22	40,000	41,600
0.25%, 03/04/26(E)	650,000	714,787
4.35%, 03/01/29	135,000	150,313
4.90%, 08/15/37	135,000	155,684
5.35%, 09/01/40	85,000	102,776
5.45%, 03/01/47	125,000	155,511
4.50%, 03/09/48	515,000	569,904
4.55%, 03/09/49	275,000	305,900
Avon Products, Inc.
8.95%, 03/15/43	60,000	75,006
AXA Equitable Holdings, Inc.
5.00%, 04/20/48	300,000	323,391
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 0.37%), 2.74%, 01/23/22^	225,000	226,675
1.38%, 03/26/25(E)	595,000	706,778
4.25%, 10/22/26	55,000	60,044
(Variable, ICE LIBOR USD 3M + 1.51%), 3.71%, 04/24/28^	350,000	374,528
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	435,000	457,179
(Variable, ICE LIBOR USD 3M + 1.07%), 3.97%, 03/05/29^	275,000	299,919
6.11%, 01/29/37	1,000,000	1,353,532
Barrick North America Finance LLC
5.75%, 05/01/43	505,000	644,105
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	460,000	529,207
8.50%, 01/31/27 144A Δ	50,000	57,033
Belden, Inc.
3.38%, 07/15/27(E)	950,000	1,120,739
Blue Cube Spinco LLC
10.00%, 10/15/25	765,000	847,509
Blue Racer Midstream LLC
6.13%, 11/15/22 144A	140,000	137,449
Booking Holdings, Inc.
0.90%, 09/15/21 CONV Δ	290,000	334,914
Braskem America Finance Co.
7.13%, 07/22/41	1,640,000	1,883,433
Brighthouse Financial, Inc.
4.70%, 06/22/47	65,000	60,351
Bristol-Myers Squibb Co.
5.00%, 08/15/45 144A	1,120,000	1,440,100
California Resources Corporation
8.00%, 12/15/22 144A	695,000	300,587
Cameron LNG LLC
3.30%, 01/15/35 144A	225,000	227,644
CCO Holdings LLC
5.38%, 05/01/25 144A	270,000	279,338
Centene Corporation
4.75%, 05/15/22	390,000	398,494
6.13%, 02/15/24	140,000	145,425
4.75%, 01/15/25 144A	30,000	31,224
5.38%, 06/01/26 144A	150,000	159,465

See Notes to Financial Statements.

	Par	Value
4.63%, 12/15/29 144A	$ 700,000	$ 737,240
CenturyLink, Inc.
5.63%, 04/01/20	150,000	151,116
6.75%, 12/01/23	430,000	480,884
5.63%, 04/01/25Δ	50,000	53,232
Charter Communications Operating LLC
6.48%, 10/23/45	210,000	260,717
5.75%, 04/01/48	720,000	842,218
Chesapeake Energy Corporation
4.88%, 04/15/22Δ	1,285,000	1,018,763
5.75%, 03/15/23	125,000	84,923
5.50%, 09/15/26 CONV	25,000	12,160
Cigna Corporation
4.80%, 08/15/38	300,000	351,029
Cincinnati Bell, Inc.
8.00%, 10/15/25 144A	155,000	164,752
CIT Group, Inc.
5.00%, 08/15/22	300,000	318,748
5.00%, 08/01/23	480,000	518,201
5.25%, 03/07/25	540,000	595,126
Citigroup, Inc.
3.50%, 05/15/23	655,000	682,158
(Variable, ICE LIBOR USD 3M + 3.42%), 6.30%, 05/15/24ρ Δ ^	950,000	1,030,071
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	180,000	196,579
(Variable, ICE LIBOR USD 3M + 1.56%), 3.89%, 01/10/28^	485,000	523,077
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28^	200,000	210,745
CME Group, Inc.
5.30%, 09/15/43	620,000	831,823
Comcast Corporation
3.15%, 03/01/26	720,000	755,419
4.70%, 10/15/48	900,000	1,112,890
4.95%, 10/15/58	625,000	815,713
Concho Resources, Inc.
4.88%, 10/01/47	190,000	222,301
ConocoPhillips
6.50%, 02/01/39	10,000	14,594
Continental Airlines Pass-Through Trust, Series 2007-1, Class A
5.98%, 04/19/22	174,746	183,978
Continental Resources, Inc.
5.00%, 09/15/22	27,000	27,211
4.50%, 04/15/23	265,000	277,080
3.80%, 06/01/24	160,000	165,645
4.90%, 06/01/44	270,000	287,376
Covey Park Energy LLC
7.50%, 05/15/25 144A	720,000	621,299
CTR Partnership LP REIT
5.25%, 06/01/25	570,000	594,462
Cummins, Inc.
5.65%, 03/01/98	435,000	551,832
CVS Health Corporation
4.10%, 03/25/25	1,290,000	1,385,884
	Par	Value
5.05%, 03/25/48	$ 345,000	$ 409,487
D.R. Horton, Inc.
4.38%, 09/15/22	705,000	739,339
DAE Funding LLC
4.50%, 08/01/22 144A	8,000	8,140
DaVita, Inc.
5.00%, 05/01/25Δ	10,000	10,308
DCP Midstream Operating LP
6.75%, 09/15/37 144A	500,000	526,717
Dell International LLC
4.42%, 06/15/21 144A	440,000	452,914
5.88%, 06/15/21 144A	240,000	244,051
5.45%, 06/15/23 144A	525,000	569,807
7.13%, 06/15/24 144A	270,000	285,187
6.02%, 06/15/26 144A	260,000	299,532
8.10%, 07/15/36 144A	225,000	296,257
8.35%, 07/15/46 144A	125,000	172,471
Delta Air Lines Pass-Through Trust, Series 2007-1, Class B
8.02%, 08/10/22	29,571	32,362
Diamondback Energy, Inc.
5.38%, 05/31/25	320,000	336,010
Dillard's, Inc.
7.75%, 07/15/26	450,000	508,608
DISH DBS Corporation
5.88%, 07/15/22	430,000	456,565
5.00%, 03/15/23Δ	490,000	503,887
5.88%, 11/15/24	735,000	752,611
7.75%, 07/01/26Δ	1,545,000	1,639,616
DISH Network Corporation
2.38%, 03/15/24 CONV	900,000	825,165
DTE Electric Co.
3.95%, 03/01/49	200,000	229,268
DTE Energy Co.
2.25%, 11/01/22	505,000	505,306
3.40%, 06/15/29	445,000	459,730
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	60,000	67,449
8.38%, 06/15/32	50,000	69,938
Enable Midstream Partners LP
5.00%, 05/15/44	130,000	119,533
Enbridge Energy Partners LP
7.38%, 10/15/45	90,000	134,606
Endeavor Energy Resources LP
5.75%, 01/30/28 144A	330,000	347,523
Energy Transfer Operating LP
4.95%, 06/15/28	200,000	219,342
6.25%, 04/15/49	250,000	302,123
Energy Transfer Partners LP
5.88%, 03/01/22	240,000	254,809
5.00%, 10/01/22	60,000	63,667
EnLink Midstream Partners LP
4.15%, 06/01/25	235,000	221,390
Enterprise Products Operating LLC
4.25%, 02/15/48	300,000	322,826
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
ERAC USA Finance LLC
7.00%, 10/15/37 144A	$ 535,000	$ 757,733
Evergy, Inc.
2.90%, 09/15/29	400,000	398,959
Evolent Health, Inc.
2.00%, 12/01/21 CONV	50,000	44,941
Extraction Oil & Gas, Inc.
5.63%, 02/01/26 144A	1,170,000	705,332
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	430,000	459,021
Fidelity National Information Services, Inc.
1.00%, 12/03/28(E)	635,000	715,527
FirstEnergy Corporation
7.38%, 11/15/31	130,000	183,700
Ford Motor Co.
6.63%, 10/01/28	430,000	479,403
Ford Motor Credit Co. LLC
4.39%, 01/08/26	1,550,000	1,576,683
Fox Corporation
5.58%, 01/25/49 144A	860,000	1,097,113
Freeport-McMoRan, Inc.
3.55%, 03/01/22	270,000	273,856
5.45%, 03/15/43	1,200,000	1,245,120
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	540,000	578,025
General Electric Co.
3.15%, 09/07/22	70,000	71,503
6.75%, 03/15/32	20,000	25,714
6.88%, 01/10/39	120,000	160,641
4.50%, 03/11/44Δ	70,000	76,825
General Motors Co.
5.20%, 04/01/45	110,000	111,288
General Motors Financial Co., Inc.
3.45%, 04/10/22	155,000	158,571
5.10%, 01/17/24	150,000	162,942
5.25%, 03/01/26	315,000	349,601
Genesis Energy LP
5.63%, 06/15/24	90,000	87,112
GEO Group, Inc. (The) REIT
5.88%, 10/15/24	290,000	264,745
Georgia-Pacific LLC
8.88%, 05/15/31	305,000	474,331
Gilead Sciences, Inc.
4.00%, 09/01/36	670,000	742,990
Global Marine, Inc.
7.00%, 06/01/28	25,000	22,438
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 02/10/20† ρ	40,000	35,061
Goldman Sachs Group, Inc. (The)
(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 06/05/28^	325,000	346,065
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	340,000	365,066
6.75%, 10/01/37	355,000	493,767
	Par	Value
5.15%, 05/22/45	$810,000	$997,127
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27Δ	420,000	435,477
7.00%, 03/15/28	350,000	393,655
Hanesbrands, Inc.
4.63%, 05/15/24 144A	110,000	116,233
4.88%, 05/15/26 144A	560,000	593,936
HCA, Inc.
5.00%, 03/15/24	40,000	43,768
8.36%, 04/15/24	50,000	61,000
5.38%, 02/01/25	20,000	22,158
7.69%, 06/15/25	140,000	169,108
7.58%, 09/15/25	360,000	433,800
5.88%, 02/15/26	8,000	9,112
5.25%, 06/15/26	360,000	403,841
5.38%, 09/01/26	20,000	22,326
4.50%, 02/15/27	320,000	345,613
7.05%, 12/01/27	15,000	17,794
5.63%, 09/01/28	440,000	502,238
4.13%, 06/15/29	335,000	356,145
7.50%, 11/06/33	105,000	132,599
7.75%, 07/15/36	65,000	77,675
5.25%, 06/15/49	370,000	414,905
Healthcare Trust of America Holdings LP REIT
3.10%, 02/15/30	275,000	273,470
Hercules LLC
6.50%, 06/30/29	130,000	137,800
Hewlett Packard Enterprise Co.
3.60%, 10/15/20	175,000	177,008
Hilton Worldwide Finance LLC
4.63%, 04/01/25	180,000	185,475
4.88%, 04/01/27	520,000	553,462
Intelsat Jackson Holdings SA
5.50%, 08/01/23	110,000	94,724
International Business Machines Corporation
1.63%, 05/15/20	365,000	364,909
4.15%, 05/15/39	150,000	169,517
4.25%, 05/15/49	400,000	458,511
International Lease Finance Corporation
4.63%, 04/15/21	155,000	159,882
IQVIA, Inc.
2.25%, 01/15/28(E)	800,000	929,627
Iron Mountain, Inc. REIT
4.88%, 09/15/29 144A	395,000	402,158
iStar, Inc. REIT
3.13%, 09/15/22 CONV	220,000	247,242
J.C. Penney Corporation, Inc.
6.38%, 10/15/36	240,000	79,200
7.63%, 03/01/97	405,000	113,400
Jefferies Group LLC
5.13%, 01/20/23	155,000	167,492
6.45%, 06/08/27Δ	20,000	23,481
6.25%, 01/15/36	570,000	682,049
6.50%, 01/20/43Δ	260,000	310,441

See Notes to Financial Statements.

	Par	Value
JELD-WEN, Inc.
4.88%, 12/15/27 144A Δ	$ 380,000	$ 389,632
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 04/30/24ρ ^	190,000	207,711
(Variable, Euribor 3M + 0.84%), 1.64%, 05/18/28(E) ^	250,000	301,561
Kinder Morgan Energy Partners LP
4.15%, 02/01/24	375,000	397,935
6.50%, 02/01/37	40,000	49,963
6.95%, 01/15/38	50,000	66,330
Kinder Morgan, Inc.
4.30%, 03/01/28	95,000	103,674
7.75%, 01/15/32	560,000	772,481
5.55%, 06/01/45	400,000	476,722
Kraft Heinz Foods Co.
4.88%, 02/15/25 144A	80,000	82,199
3.75%, 04/01/30 144A	350,000	360,963
5.20%, 07/15/45	50,000	54,384
4.88%, 10/01/49 144A	130,000	137,433
Kroger Co. (The)
5.40%, 01/15/49	75,000	91,761
Kronos International, Inc.
3.75%, 09/15/25(E)	455,000	520,581
L3Harris Technologies, Inc.
5.05%, 04/27/45	620,000	765,987
Lamb Weston Holdings, Inc.
4.63%, 11/01/24 144A	320,000	340,267
4.88%, 11/01/26 144A	1,020,000	1,083,087
Lennar Corporation
4.75%, 11/15/22	160,000	168,285
4.75%, 11/29/27	720,000	777,132
LHMC Finco 2 S.a.r.l.
Cash Coupon 7.25% or PIK 8.00%, 7.25%, 10/02/25(E) Δ	550,000	642,384
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 144A	360,000	362,849
Lockheed Martin Corporation
3.80%, 03/01/45	780,000	867,732
Marathon Oil Corporation
4.40%, 07/15/27Δ	340,000	370,077
Masco Corporation
7.75%, 08/01/29	62,000	80,524
6.50%, 08/15/32	27,000	33,174
Match Group, Inc.
5.00%, 12/15/27 144A Δ	690,000	721,290
Mauser Packaging Solutions Holding Co.
4.75%, 04/15/24(E)	900,000	1,048,917
MBIA Insurance Corporation
13.26%, 01/15/33 144A	215,000	147,738
Michaels Stores, Inc.
8.00%, 07/15/27 144A Δ	70,000	66,980
Microchip Technology, Inc.
4.33%, 06/01/23	375,000	396,476
1.63%, 02/15/25 CONV	145,000	312,294
Midas Intermediate Holdco II LLC
7.88%, 10/01/22 144A	505,000	462,233
	Par	Value
MMS USA Financing, Inc.
1.75%, 06/13/31(E)	$ 600,000	$ 684,794
Morgan Stanley
5.75%, 01/25/21	105,000	109,074
3.13%, 08/05/21(C)	535,000	418,021
4.10%, 05/22/23	190,000	200,753
6.25%, 08/09/26	205,000	249,870
4.35%, 09/08/26	475,000	519,989
3.95%, 04/23/27	65,000	69,797
(Variable, ICE LIBOR USD 3M + 1.34%), 3.59%, 07/22/28^	625,000	665,078
MPLX LP
4.50%, 07/15/23	15,000	15,951
6.38%, 05/01/24 144A	140,000	146,634
4.88%, 06/01/25	40,000	43,729
4.70%, 04/15/48	350,000	357,212
MPT Operating Partnership LP REIT
2.55%, 12/05/23(U)	350,000	472,420
5.25%, 08/01/26	240,000	254,103
5.00%, 10/15/27	1,000,000	1,062,525
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	605,000	791,994
Nationstar Mortgage Holdings, Inc.
9.13%, 07/15/26 144A	210,000	232,838
Navient Corporation
8.00%, 03/25/20	140,000	141,685
5.88%, 03/25/21	230,000	238,108
5.50%, 01/25/23	865,000	925,550
6.13%, 03/25/24	750,000	815,617
5.88%, 10/25/24	245,000	262,760
6.75%, 06/15/26Δ	170,000	187,162
Netflix, Inc.
3.63%, 05/15/27(E)	900,000	1,083,801
Newell Brands, Inc.
3.85%, 04/01/23	320,000	332,740
Newfield Exploration Co.
5.63%, 07/01/24	480,000	528,203
Newmont Goldcorp Corporation
4.88%, 03/15/42	290,000	340,190
NGL Energy Partners LP
7.50%, 11/01/23	165,000	165,411
6.13%, 03/01/25	375,000	354,531
NGPL PipeCo LLC
4.38%, 08/15/22 144A	430,000	446,905
7.77%, 12/15/37 144A	200,000	258,928
Noble Holding International, Ltd.
7.88%, 02/01/26 144A	105,000	76,424
NRG Energy, Inc.
7.25%, 05/15/26	160,000	175,096
Nuance Communications, Inc.
1.25%, 04/01/25 CONV Δ	80,000	89,264
1.00%, 12/15/35 CONV	720,000	726,749
Oasis Petroleum, Inc.
6.88%, 01/15/23Δ	50,000	49,000
Occidental Petroleum Corporation
3.20%, 08/15/26	375,000	379,834
3.50%, 08/15/29Δ	665,000	679,420
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.50%, 07/15/44	$ 215,000	$ 217,549
Old Republic International Corporation
4.88%, 10/01/24	265,000	290,791
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	325,000	442,485
ONEOK Partners LP
4.90%, 03/15/25	35,000	38,572
6.20%, 09/15/43	15,000	19,022
Oracle Corporation
4.00%, 07/15/46	85,000	94,769
Owens Corning
7.00%, 12/01/36	523,000	652,489
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144A	755,000	779,851
Pactiv LLC
8.38%, 04/15/27	140,000	156,499
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	345,000	497,039
Plains All American Pipeline LP
3.55%, 12/15/29	290,000	286,679
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	1,430,000	1,515,922
PulteGroup, Inc.
7.88%, 06/15/32	755,000	972,607
6.38%, 05/15/33	240,000	280,973
6.00%, 02/15/35	95,000	106,409
QEP Resources, Inc.
5.38%, 10/01/22	160,000	161,250
5.25%, 05/01/23	755,000	749,337
Quicken Loans, Inc.
5.75%, 05/01/25 144A	1,335,000	1,382,840
5.25%, 01/15/28 144A	90,000	93,359
Radian Group, Inc.
4.50%, 10/01/24Δ	75,000	79,531
4.88%, 03/15/27	45,000	47,491
Range Resources Corporation
5.00%, 08/15/22Δ	265,000	260,362
5.00%, 03/15/23Δ	795,000	733,236
4.88%, 05/15/25Δ	120,000	102,900
Reliance Holding USA, Inc.
4.50%, 10/19/20 144A	540,000	548,709
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	38,764	38,861
5.13%, 07/15/23 144A	670,000	687,309
Rovi Corporation
0.50%, 03/01/20 CONV	495,000	492,166
Seagate HDD Cayman
4.88%, 06/01/27	125,000	132,959
Sealed Air Corporation
4.88%, 12/01/22 144A Δ	15,000	15,923
Sensata Technologies, Inc.
4.38%, 02/15/30 144A	720,000	735,800
	Par	Value
ServiceMaster Co. LLC (The)
7.45%, 08/15/27	$ 600,000	$ 679,708
SM Energy Co.
1.50%, 07/01/21 CONV	120,000	114,803
5.00%, 01/15/24Δ	25,000	23,885
6.75%, 09/15/26Δ	40,000	39,314
6.63%, 01/15/27Δ	135,000	132,999
Southern Copper Corporation
5.25%, 11/08/42	870,000	1,004,353
Southwestern Energy Co.
6.20%, 01/23/25	145,000	133,355
Spectrum Brands, Inc.
5.75%, 07/15/25	570,000	596,368
5.00%, 10/01/29 144A	90,000	93,181
Springleaf Finance Corporation
6.13%, 05/15/22	585,000	629,606
8.25%, 10/01/23	30,000	35,037
6.88%, 03/15/25	265,000	302,097
Sprint Capital Corporation
6.88%, 11/15/28	1,440,000	1,554,264
8.75%, 03/15/32	550,000	668,580
Sprint Communications, Inc.
11.50%, 11/15/21	410,000	469,171
Sprint Corporation
7.88%, 09/15/23	490,000	541,653
Synchrony Financial
2.85%, 07/25/22	640,000	648,140
Targa Resources Partners LP
4.25%, 11/15/23	310,000	313,746
6.75%, 03/15/24	530,000	550,532
5.13%, 02/01/25	40,000	41,600
5.88%, 04/15/26	620,000	659,912
5.38%, 02/01/27	40,000	41,574
Tenet Healthcare Corporation
6.75%, 06/15/23	145,000	159,615
5.13%, 05/01/25	515,000	531,737
6.88%, 11/15/31	160,000	163,656
Textron, Inc.
6.63%, 04/07/20(U)	70,000	93,924
Time Warner Cable LLC
5.50%, 09/01/41	35,000	39,175
4.50%, 09/15/42	55,000	56,354
TransDigm, Inc.
6.50%, 07/15/24	104,000	107,477
6.50%, 05/15/25	100,000	104,209
Transocean Proteus, Ltd.
6.25%, 12/01/24 144A	560,000	578,432
Transocean, Inc.
5.80%, 10/15/22Δ	220,000	212,919
7.50%, 04/15/31Δ	30,000	23,326
6.80%, 03/15/38Δ	215,000	153,209
UAL Pass-Through Trust, Series 2007-1
6.64%, 07/02/22	60,289	64,167

See Notes to Financial Statements.

	Par	Value
UGI International LLC
3.25%, 11/01/25(E)	$425,000	$504,887
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	93,875	100,030
United Airlines Pass-Through Trust, Series 2014-2, Class B
4.63%, 09/03/22	56,396	58,213
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	82,871	84,110
United Rentals North America, Inc.
4.63%, 10/15/25	110,000	113,320
6.50%, 12/15/26	110,000	121,100
5.50%, 05/15/27	250,000	268,449
3.88%, 11/15/27	390,000	398,892
4.88%, 01/15/28	300,000	312,924
5.25%, 01/15/30Δ	410,000	442,041
United States Steel Corporation
6.65%, 06/01/37Δ	325,000	264,366
United Technologies Corporation
4.63%, 11/16/48	370,000	464,354
UnitedHealth Group, Inc.
3.88%, 08/15/59Δ	270,000	292,524
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	96,528	107,390
US Airways Pass-Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	79,663	86,117
Valvoline, Inc.
5.50%, 07/15/24	190,000	197,679
4.38%, 08/15/25	470,000	486,354
Verizon Communications, Inc.
4.52%, 09/15/48	375,000	450,676
Viking Cruises, Ltd.
5.88%, 09/15/27 144A	90,000	96,354
Vine Oil & Gas LP
9.75%, 04/15/23 144A	30,000	15,150
VOC Escrow, Ltd.
5.00%, 02/15/28 144A	280,000	293,818
Volkswagen Group of America Finance LLC
2.70%, 09/26/22 144A	475,000	480,743
Walmart, Inc.
3.70%, 06/26/28	275,000	303,231
Wells Fargo & Co.
4.48%, 01/16/24	90,000	97,260
(Variable, ICE LIBOR USD 3M + 3.99%), 5.88%, 06/15/25ρ ^	170,000	189,270
1.00%, 02/02/27(E)	400,000	463,094
Western Digital Corporation
1.50%, 02/01/24 CONV	170,000	167,344
Westlake Chemical Corporation
1.63%, 07/17/29	200,000	224,112
WestRock MWV LLC
8.20%, 01/15/30	75,000	103,541
	Par	Value
7.95%, 02/15/31	$ 25,000	$ 34,512
Weyerhaeuser Co. REIT
8.50%, 01/15/25	205,000	259,518
6.95%, 10/01/27	30,000	37,871
7.38%, 03/15/32	190,000	262,920
6.88%, 12/15/33	250,000	331,731
Whiting Petroleum Corporation
5.75%, 03/15/21	215,000	203,874
6.25%, 04/01/23Δ	470,000	394,800
6.63%, 01/15/26Δ	365,000	249,662
William Lyon Homes, Inc.
7.00%, 08/15/22	2,000	2,006
Williams Cos., Inc. (The)
7.50%, 01/15/31	40,000	52,241
5.75%, 06/24/44	320,000	379,773
Windstream Services LLC
10.50%, 06/30/24 144A #	35,000	13,752
9.00%, 06/30/25 144A #	265,000	101,472
WMG Acquisition Corporation
3.63%, 10/15/26(E)	635,000	755,907
WPX Energy, Inc.
8.25%, 08/01/23	310,000	357,404
XPO Logistics, Inc.
6.50%, 06/15/22 144A	10,000	10,208
6.13%, 09/01/23 144A	350,000	362,035
Total Corporate Bonds (Cost $125,980,928)		134,445,597
FOREIGN BONDS — 36.2%
Angola — 0.1%
Angolan Government International Bond
9.50%, 11/12/25	200,000	234,673
9.38%, 05/08/48	200,000	220,001
		454,674
Argentina — 0.6%
Argentina Bonar Bonds
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.25%), 45.14%, 03/01/20(ZA) †	8,300,000	113,322
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.00%), 42.37%, 04/03/22(ZA) † †††	22,940,000	247,654
Argentina POM Politica Monetaria
(Floating, Argentina Blended Historical Policy Rate + 0.00%), 56.61%, 06/21/20(ZA) †	20,760,000	229,893
Argentine Bonos del Tesoro
18.20%, 10/03/21(ZA)	65,390,000	428,899
Argentine Republic Government International Bond
6.88%, 04/22/21	310,000	168,299
7.50%, 04/22/26	610,000	318,937
5.88%, 01/11/28	930,000	439,748
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
7.63%, 04/22/46	$ 680,000	$ 344,036
Pampa Energia SA
7.50%, 01/24/27 144A	1,300,000	1,112,187
Provincia de Buenos Aires
7.88%, 06/15/27 144A	560,000	242,200
YPF SA
16.50%, 05/09/22(ZA)	450,000	3,758
		3,648,933
Armenia — 0.1%
Republic of Armenia International Bond
3.95%, 09/26/29 144A	500,000	496,636
3.95%, 09/26/29	200,000	198,654
		695,290
Australia — 0.1%
Commonwealth Bank of Australia
3.74%, 09/12/39 144A	450,000	452,359
Austria — 0.1%
Suzano Austria GmbH
5.75%, 07/14/26 144A Δ	370,000	414,529
Azerbaijan — 0.2%
Southern Gas Corridor CJSC
6.88%, 03/24/26	510,000	605,602
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23	400,000	421,316
		1,026,918
Belgium — 0.3%
House of Finance NV (The)
4.38%, 07/15/26(E)	340,000	393,573
Solvay SA
(Variable, EUR Swap Rate 5Y + 3.92%), 4.25%, 12/04/23(E) ρ Δ ^	900,000	1,124,314
		1,517,887
Bermuda — 0.1%
Bermuda Government International Bond
3.72%, 01/25/27	200,000	210,572
4.75%, 02/15/29	200,000	226,319
		436,891
Brazil — 1.2%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	180,000	193,474
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/23(B)	10,300,000	2,845,104
10.00%, 01/01/27(B)	927,000	272,101
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,630,000	770,115
4.63%, 01/13/28Δ	720,000	774,540
	Par	Value
CSN Resources SA
7.63%, 04/17/26	$ 200,000	$ 213,369
Itau Unibanco Holding SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22 144A ρ ^	760,000	794,398
Ultrapar International SA
5.25%, 10/06/26 144A	420,000	452,175
Vale Overseas, Ltd.
6.88%, 11/21/36	200,000	260,687
Vale SA
3.75%, 01/10/23(E)	570,000	695,378
		7,271,341
Canada — 2.1%
1011778 BC ULC
5.00%, 10/15/25 144A	20,000	20,692
3.88%, 01/15/28 144A	720,000	723,132
Bausch Health Cos., Inc.
5.50%, 11/01/25 144A	270,000	282,713
9.00%, 12/15/25 144A	40,000	45,588
7.25%, 05/30/29 144A	210,000	240,313
Baytex Energy Corporation
5.13%, 06/01/21 144A	60,000	59,574
5.63%, 06/01/24 144A	60,000	54,775
Bombardier, Inc.
6.13%, 05/15/21(E)	300,000	354,177
6.00%, 10/15/22 144A	605,000	606,331
7.88%, 04/15/27 144A	230,000	237,193
Canadian Government Bond
1.00%, 06/01/27(C)	5,000,000	3,658,658
Canadian Natural Resources, Ltd.
4.95%, 06/01/47Δ	115,000	140,047
First Quantum Minerals, Ltd.
7.25%, 04/01/23 144A Δ	300,000	311,209
7.50%, 04/01/25 144A	350,000	358,605
6.88%, 03/01/26 144A Δ	300,000	304,305
Glencore Finance Canada, Ltd.
6.00%, 11/15/41	340,000	380,729
Hudbay Minerals, Inc.
7.63%, 01/15/25 144A	870,000	920,099
MEG Energy Corporation
6.38%, 01/30/23 144A	25,000	25,115
7.00%, 03/31/24 144A Δ	290,000	292,417
6.50%, 01/15/25 144A	20,000	20,844
Province of Ontario Generic Residual STRIP
1.93%, 07/13/22(C) Ω	2,600,000	1,910,591
2.36%, 03/08/29(C) Ω	2,400,000	1,487,240
Rogers Communications, Inc.
3.70%, 11/15/49	200,000	202,809
Teine Energy, Ltd.
6.88%, 09/30/22 144A	40,000	40,112
		12,677,268

See Notes to Financial Statements.

	Par	Value
Chile — 0.0%
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A	$ 220,000	$ 229,106
China — 0.6%
Avolon Holdings Funding, Ltd.
3.95%, 07/01/24 144A	350,000	365,172
China Minmetals Corporation
(Variable, 4.72% - U.S. Treasury Yield Curve Rate CMT 5Y), 3.75%, 11/13/22ρ ^	250,000	253,502
Chinalco Capital Holdings, Ltd.
(Variable, 5.79% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.10%, 09/11/24ρ Δ ^	200,000	202,775
Dianjian International Finance, Ltd.
(Variable, 6.93% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.60%, 03/13/23ρ ^	200,000	206,791
Huarong Finance 2017 Co., Ltd.
(Variable, 7.77% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.50%, 01/24/22ρ ^	200,000	203,500
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	220,000	235,007
4.50%, 03/15/23 144A	190,000	199,484
5.50%, 02/15/24 144A	830,000	912,303
Sinopec Group Overseas Development 2015, Ltd.
3.25%, 04/28/25	250,000	258,309
Sinopec Group Overseas Development 2018, Ltd.
2.50%, 08/08/24	200,000	200,898
Swissport Financing S.a.r.l.
5.25%, 08/15/24(E)	300,000	358,720
9.00%, 02/15/25(E)	325,000	389,160
		3,785,621
Colombia — 1.0%
Colombia Government International Bond
4.50%, 03/15/29	300,000	333,554
5.63%, 02/26/44	3,170,000	3,949,614
5.00%, 06/15/45	200,000	232,987
Colombian TES
10.00%, 07/24/24(X)	23,100,000	8,336
Ecopetrol SA
5.88%, 09/18/23Δ	140,000	155,314
Millicom International Cellular SA
5.13%, 01/15/28 144A Δ	1,300,000	1,366,765
		6,046,570
Costa Rica — 0.1%
Costa Rica Government International Bond
7.16%, 03/12/45	340,000	363,268
Croatia — 0.1%
Croatia Government International Bond
6.00%, 01/26/24	200,000	229,517
	Par	Value
1.13%, 06/19/29(E) Δ	$ 200,000	$ 232,065
		461,582
Denmark — 0.2%
Danske Bank A/S
(Variable, EUR Swap Rate 6Y + 4.64%), 5.75%, 04/06/20(E) ρ ^	570,000	647,057
DKT Finance ApS
7.00%, 06/17/23(E)	530,000	631,206
		1,278,263
Dominican Republic — 0.1%
Dominican Republic International Bond
6.85%, 01/27/45	220,000	251,831
Ecuador — 0.2%
Ecuador Government International Bond
8.88%, 10/23/27	460,000	423,360
7.88%, 01/23/28	1,060,000	945,104
		1,368,464
Egypt — 0.3%
Egypt Government International Bond
7.60%, 03/01/29 144A	360,000	394,675
7.60%, 03/01/29	600,000	657,792
6.38%, 04/11/31(E)	350,000	421,310
7.90%, 02/21/48	200,000	210,458
		1,684,235
El Salvador — 0.0%
El Salvador Government International Bond
7.12%, 01/20/50Δ	150,000	160,172
France — 1.9%
3AB Optique Developpement SAS
4.00%, 10/01/23(E) 144A	100,000	115,971
Altice France SA
7.38%, 05/01/26 144A	790,000	849,637
3.38%, 01/15/28(E) Δ	1,700,000	1,970,136
Arkema SA
(Variable, 2.87% - EUR Swap Rate 5Y), 2.75%, 06/17/24(E) ρ ^	400,000	477,844
BNP Paribas SA
(Variable, Euribor 3M + 1.80%), 2.13%, 01/23/27(E) ^	600,000	735,406
(Variable, USD Swap 5Y + 3.98%), 7.00%, 08/16/28 144A ρ ^	300,000	348,270
Burger King France SAS
(Floating, 5.25% - Euribor 3M), 5.25%, 05/01/23(E) 144A †	130,000	148,616
6.00%, 05/01/24(E) 144A	120,000	141,670
Casino Guichard Perrachon SA
4.05%, 08/05/26(E)	700,000	670,033
Constellium SE
4.25%, 02/15/26(E)	430,000	504,036
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Credit Agricole SA
(Variable, EUR Swap Rate 5Y + 5.12%), 6.50%, 06/23/21(E) ρ ^	$ 300,000	$ 364,238
Crown European Holdings SA
2.88%, 02/01/26(E) Δ	630,000	768,717
Europcar Mobility Group
4.00%, 04/30/26(E)	480,000	524,013
Hercule Debtco S.a.r.l.
Cash Coupon 6.75% or PIK 7.5%, 6.75%, 06/30/24(E) 144A	590,000	580,732
La Financiere Atalian SASU
4.00%, 05/15/24(E)	285,000	259,731
Loxam SAS
5.75%, 07/15/27(E)	695,000	824,174
Novafives SAS
5.00%, 06/15/25(E) Δ	640,000	646,853
Orange SA
0.50%, 09/04/32(E)	700,000	740,492
Orano SA
3.38%, 04/23/26(E)	600,000	724,409
Paprec Holding SA
4.00%, 03/31/25(E)	385,000	417,387
		11,812,365
Germany — 1.6%
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	780,000	936,480
CeramTec BondCo GmbH
5.25%, 12/15/25(E)	860,000	1,011,545
EnBW Energie Baden-Wuerttemberg AG
(Variable, 3.63% - EUR Swap Rate 5Y), 3.38%, 04/05/77(E) ^	135,000	160,218
IHO Verwaltungs GmbH
PIK 4.63%, 3.88%, 05/15/27(E)	325,000	386,881
Infineon Technologies AG
(Variable, 4.00% - EUR Swap Rate 5Y), 3.63%, 01/01/28(E) ρ Δ ^	500,000	587,490
KME SE
6.75%, 02/01/23(E) 144A	480,000	433,425
Nidda BondCo GmbH
5.00%, 09/30/25(E)	890,000	1,048,104
Platin 1426 GmbH
5.38%, 06/15/23(E) 144A	340,000	385,688
5.38%, 06/15/23(E) Δ	800,000	907,500
SGL Carbon SE
4.63%, 09/30/24(E)	725,000	796,968
Techem Verwaltungsgesellschaft 674 mbH
6.00%, 07/30/26(E)	1,035,000	1,257,464
Volkswagen Bank GmbH
1.25%, 06/10/24(E)	100,000	115,319
	Par	Value
1.25%, 12/15/25(E)	$ 1,660,000	$ 1,919,554
		9,946,636
Ghana — 0.2%
Ghana Government International Bond
7.63%, 05/16/29 144A Δ	640,000	654,078
10.75%, 10/14/30	200,000	256,574
10.75%, 10/14/30 144A	340,000	436,175
		1,346,827
Greece — 0.0%
Navios Maritime Acquisition Corporation
8.13%, 11/15/21 144A	60,000	47,535
Guatemala — 0.1%
Guatemala Government Bond
4.38%, 06/05/27 144A	540,000	560,438
Honduras — 0.2%
Honduras Government International Bond
7.50%, 03/15/24	460,000	513,091
6.25%, 01/19/27 144A Δ	440,000	481,403
		994,494
Indonesia — 1.9%
Indonesia Government International Bond
5.88%, 01/15/24 144A	400,000	453,253
4.75%, 02/11/29	200,000	229,239
5.25%, 01/17/42 144A	1,940,000	2,341,078
5.25%, 01/17/42	460,000	555,101
Indonesia Treasury Bond
7.00%, 05/15/27(I)	21,835,000,000	1,570,607
8.25%, 05/15/29(I)	76,029,000,000	5,916,105
Perusahaan Listrik Negara PT
5.45%, 05/21/28	200,000	230,375
		11,295,758
Ireland — 0.4%
AerCap Ireland Capital DAC
3.50%, 05/26/22	150,000	154,250
4.45%, 10/01/25	400,000	430,446
Ardagh Packaging Finance PLC
6.00%, 02/15/25 144A	500,000	525,625
4.75%, 07/15/27(U)	460,000	641,762
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	246,000	256,534
4.42%, 11/15/35	369,000	395,392
		2,404,009
Israel — 0.2%
Summit Properties, Ltd.
2.00%, 01/31/25(E)	800,000	880,355

See Notes to Financial Statements.

	Par	Value
Italy — 2.7%
Intesa Sanpaolo SpA
(Variable, EUR Swap Rate 5Y + 6.88%), 7.00%, 01/19/21(E) ρ ^	$ 550,000	$ 653,514
Italy Buoni Poliennali Del Tesoro
2.05%, 08/01/27(E)	2,870,000	3,446,799
3.45%, 03/01/48(E) 144A	3,700,000	5,056,603
Rossini S.a.r.l.
6.75%, 10/30/25(E)	705,000	883,718
Telecom Italia Capital SA
6.38%, 11/15/33	360,000	400,266
6.00%, 09/30/34	105,000	112,856
Telecom Italia Finance SA
7.75%, 01/24/33(E) Δ	650,000	1,093,970
Telecom Italia SpA
5.30%, 05/30/24 144A	1,290,000	1,389,962
3.63%, 05/25/26(E)	1,400,000	1,739,832
UniCredit SpA
(Variable, EUR Swap Rate 5Y + 6.39%), 6.63%, 06/03/23(E) ρ ^	1,120,000	1,362,809
		16,140,329
Ivory Coast — 0.2%
Ivory Coast Government International Bond
5.25%, 03/22/30(E)	150,000	171,994
5.75%, 12/31/32Δ STEP	171,000	176,318
5.75%, 12/31/32 144A STEP	418,950	419,729
6.13%, 06/15/33	200,000	202,241
		970,282
Japan — 0.2%
Japan Government Thirty Year Bond
0.70%, 12/20/48(J)	45,000,000	447,740
SoftBank Group Corporation
5.00%, 04/15/28(E)	805,000	999,423
		1,447,163
Jersey — 0.6%
Avis Budget Finance Plc
4.75%, 01/30/26(E)	425,000	512,477
Delphi Technologies PLC
5.00%, 10/01/25 144A Δ	780,000	723,450
Glencore Finance Europe, Ltd.
2.75%, 04/01/21(E)	505,000	581,443
LHC3 PLC
Cash Coupon 4.13% or PIK 4.88%, 4.13%, 08/15/24(E)	540,000	627,827
TVL Finance PLC
(Floating, ICE LIBOR GBP 3M + 5.38%), 6.16%, 07/15/25(U) †	800,000	1,066,303
		3,511,500
Kazakhstan — 0.3%
Kazakhstan Government International Bond
6.50%, 07/21/45	200,000	295,534
	Par	Value
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	$ 500,000	$ 580,926
5.38%, 04/24/30	300,000	348,555
KazTransGas JSC
4.38%, 09/26/27 144A	630,000	662,116
		1,887,131
Kenya — 0.0%
Kenya Government International Bond
8.00%, 05/22/32	200,000	218,433
Luxembourg — 0.6%
Altice Finco SA
4.75%, 01/15/28(E)	450,000	511,453
Altice Luxembourg SA
8.00%, 05/15/27(E)	1,115,000	1,405,469
ArcelorMittal SA
7.00%, 10/15/39	260,000	317,434
6.75%, 03/01/41	350,000	417,584
Eurofins Scientific SE
(Variable, 7.01% - Euribor 3M), 4.88%, 04/29/23(E) ρ ^	560,000	660,750
Vivion Investments S.a.r.l.
3.00%, 08/08/24(E)	500,000	573,833
		3,886,523
Mexico — 3.0%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%), 6.88%, 07/06/22 144A ρ ^	260,000	272,596
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.47%), 7.50%, 06/27/29 144A ρ ^	325,000	347,347
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A ^	630,000	637,110
Cemex SAB de CV
2.75%, 12/05/24(E) Δ	440,000	505,941
Mexican Bonos
6.50%, 06/09/22(M)	32,810,000	1,726,926
8.00%, 12/07/23(M)	20,808,900	1,147,436
10.00%, 12/05/24(M)	15,794,700	948,968
7.50%, 06/03/27(M)	139,360,700	7,662,019
8.50%, 05/31/29(M)	1,002,900	59,080
7.75%, 05/29/31(M)	1,504,300	84,951
7.75%, 11/13/42(M)	45,250,000	2,540,390
Mexico City Airport Trust
5.50%, 07/31/47	200,000	206,939
Mexico Government International Bond
5.75%, 10/12/10«	360,000	427,117
Orbia Advance Corp SAB de CV
5.88%, 09/17/44 144A	1,100,000	1,162,915
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Petroleos Mexicanos
7.69%, 01/23/50	$ 390,000	$ 426,962
		18,156,697
Mongolia — 0.0%
Mongolia Government International Bond
8.75%, 03/09/24	200,000	227,488
Morocco & Antilles — 0.1%
OCP SA
5.63%, 04/25/24 144A	350,000	387,895
4.50%, 10/22/25 144A	320,000	343,139
		731,034
Netherlands — 3.7%
ABN AMRO Bank NV
7.13%, 07/06/22(E)	540,000	709,879
Alcoa Nederland Holding BV
6.75%, 09/30/24 144A	380,000	400,740
7.00%, 09/30/26 144A	250,000	273,287
CBR Fashion Finance BV
5.13%, 10/01/22(E)	640,000	739,848
Cooperatieve Rabobank UA
(Variable, EUR Swap Rate 5Y + 4.10%), 4.63%, 12/29/25(E) ρ ^	600,000	742,445
5.75%, 12/01/43	630,000	834,675
Darling Global Finance BV
3.63%, 05/15/26(E)	425,000	504,730
E.ON International Finance BV
6.38%, 06/07/32(U)	155,000	294,913
EDP Finance BV
4.13%, 01/15/20 144A	275,000	275,042
Embraer Netherlands Finance BV
5.40%, 02/01/27	130,000	146,686
Equate Petrochemical BV
4.25%, 11/03/26 144A	380,000	407,045
LeasePlan Corporation NV
(Variable, 7.56% - EURIBOR ICE Swap Rate 5Y +), 7.38%, 05/29/24(E) ρ ^	515,000	647,401
Lincoln Financing S.a.r.l.
3.63%, 04/01/24(E)	325,000	379,317
LKQ European Holdings BV
4.13%, 04/01/28(E)	700,000	875,930
Maxeda DIY Holding BV
6.13%, 07/15/22(E) Δ	470,000	513,998
Petrobras Global Finance BV
6.25%, 03/17/24	2,770,000	3,111,084
4.75%, 01/14/25(E)	1,000,000	1,296,124
6.88%, 01/20/40	80,000	94,016
6.90%, 03/19/49	380,000	446,414
Prosus NV
4.85%, 07/06/27 144A	1,200,000	1,311,371
Repsol International Finance BV
(Variable, EUR Swap Rate 10Y + 4.20%), 4.50%, 03/25/75(E) ^	800,000	1,036,855
	Par	Value
Starfruit Finco BV
6.50%, 10/01/26(E) Δ	$ 325,000	$ 391,894
Summer BidCo BV
Cash Coupon 9.00% or PIK 9.75%, 9.00%, 11/15/25(E)	430,000	516,664
Sunshine Mid BV
6.50%, 05/15/26(E)	430,000	517,702
Syngenta Finance NV
4.44%, 04/24/23 144A	660,000	689,684
Telefonica Europe BV
(Variable, EUR Swap Rate 8Y + 2.97%), 3.88%, 06/22/26(E) ρ ^	1,000,000	1,222,893
Teva Pharmaceutical Finance Netherlands II BV
1.88%, 03/31/27(E)	300,000	278,967
Trivium Packaging Finance BV
3.75%, 08/15/26(E)	735,000	875,854
5.50%, 08/15/26 144A	540,000	570,037
UPC Holding BV
5.50%, 01/15/28 144A	310,000	314,836
3.88%, 06/15/29(E)	600,000	706,197
UPCB Finance IV, Ltd.
5.38%, 01/15/25 144A	250,000	257,521
Ziggo BV
4.25%, 01/15/27(E)	950,000	1,151,464
		22,535,513
Nigeria — 0.3%
Nigeria Government International Bond
7.14%, 02/23/30 144A	440,000	449,429
7.63%, 11/28/47 144A	1,310,000	1,280,073
9.25%, 01/21/49	310,000	347,267
		2,076,769
Norway — 0.0%
Norway Government Bond
3.75%, 05/25/21(K) 144A	64,000	7,533
Oman — 0.0%
Oman Government International Bond
6.75%, 01/17/48	200,000	201,567
Panama — 0.2%
Panama Government International Bond
3.75%, 03/16/25	860,000	916,257
6.70%, 01/26/36	202,000	283,748
		1,200,005
Paraguay — 0.0%
Paraguay Government International Bond
6.10%, 08/11/44	200,000	245,987
Peru — 0.5%
Peruvian Government International Bond
3.75%, 03/01/30(E)	150,000	216,923

See Notes to Financial Statements.

	Par	Value
6.55%, 03/14/37Δ	$ 640,000	$ 938,198
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	1,670,000	1,789,585
		2,944,706
Philippines — 0.0%
Philippine Government International Bond
4.00%, 01/15/21Δ	100,000	102,275
Poland — 0.3%
Republic of Poland Government Bond
2.75%, 04/25/28(P)	5,370,000	1,484,410
Qatar — 0.1%
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	206,321
Qatar Government International Bond
4.00%, 03/14/29Δ	200,000	223,600
4.82%, 03/14/49	200,000	248,090
		678,011
Russia — 1.9%
Gazprom PJSC Via Gaz Capital SA
5.15%, 02/11/26	250,000	278,713
Russian Federal Bond - OFZ
7.00%, 01/25/23(Q)	189,690,000	3,178,531
7.05%, 01/19/28(Q)	449,500,000	7,649,638
Russian Foreign Bond - Eurobond
4.75%, 05/27/26	400,000	447,096
5.10%, 03/28/35	200,000	239,948
		11,793,926
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
4.25%, 04/16/39	410,000	440,062
Senegal — 0.0%
Senegal Government International Bond
6.75%, 03/13/48Δ	200,000	201,787
Serbia — 0.1%
Serbia International Bond
7.25%, 09/28/21	400,000	436,260
1.50%, 06/26/29(E)	200,000	228,728
		664,988
Singapore — 0.1%
BOC Aviation, Ltd.
3.00%, 03/30/20 144A	720,000	720,841
South Africa — 0.9%
Republic of South Africa Government Bond
6.25%, 03/31/36(S) Δ	2,140,000	109,504
6.50%, 02/28/41(S) Δ	49,220,000	2,449,324
Republic of South Africa Government International Bond
4.88%, 04/14/26	400,000	417,091
5.88%, 06/22/30	2,270,000	2,459,477
		5,435,396
	Par	Value
South Korea — 0.0%
Hanwha Life Insurance Co., Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.70%, 04/23/23ρ ^	$ 200,000	$ 204,230
Spain — 1.0%
Grupo Antolin-Irausa SA
3.38%, 04/30/26(E) Δ	515,000	546,163
Iberdrola Finanzas SA
7.38%, 01/29/24(U)	100,000	163,929
Spain Government Bond
1.95%, 07/30/30(E) 144A	2,830,000	3,640,177
Tasty Bondco 1 SA
6.25%, 05/15/26(E)	750,000	883,949
Telefonica Emisiones SA
5.13%, 04/27/20	40,000	40,381
Tendam Brands SAU
5.00%, 09/15/24(E) 144A	510,000	589,258
(Floating, 5.25% - Euribor 3M), 5.25%, 09/15/24(E) 144A †	160,000	181,154
		6,045,011
Sri Lanka — 0.2%
Sri Lanka Government International Bond
5.88%, 07/25/22	640,000	641,711
6.85%, 11/03/25	200,000	200,984
6.75%, 04/18/28	500,000	479,969
		1,322,664
Supranational — 0.0%
Banque Ouest Africaine de Developpement
5.00%, 07/27/27	200,000	212,500
Switzerland — 0.2%
Credit Suisse Group AG
(Variable, USD Swap 5Y + 4.60%), 7.50%, 07/17/23 144A ρ ^	330,000	361,371
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	400,000	437,500
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 04/17/25(E) ^	400,000	467,301
		1,266,172
Tunisia — 0.0%
Banque Centrale de Tunisie International Bond
6.38%, 07/15/26(E) Δ	150,000	167,379
Turkey — 0.8%
Export Credit Bank of Turkey
5.38%, 10/24/23	200,000	199,456
Turk Telekomunikasyon AS
4.88%, 06/19/24 144A	1,890,000	1,887,638
Turkey Government International Bond
4.88%, 10/09/26	300,000	287,251
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
6.00%, 03/25/27	$1,570,000	$1,594,889
6.00%, 01/14/41	200,000	186,995
4.88%, 04/16/43	500,000	413,500
		4,569,729
Ukraine — 0.5%
Ukraine Government International Bond
6.75%, 06/20/26(E)	200,000	252,468
9.75%, 11/01/28	550,000	670,244
7.38%, 09/25/32	1,790,000	1,913,898
		2,836,610
United Arab Emirates — 0.3%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47	400,000	463,250
DP World Crescent, Ltd.
3.88%, 07/18/29	200,000	205,512
DP World PLC
5.63%, 09/25/48 144A	970,000	1,123,880
		1,792,642
United Kingdom — 3.3%
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	218,959
3.38%, 03/11/29(U)	500,000	695,644
Barclays Bank PLC
7.63%, 11/21/22	1,190,000	1,338,113
Barclays PLC
(Variable, EUR Swap Rate 5Y + 2.45%), 2.63%, 11/11/25(E) ^	200,000	228,538
4.38%, 01/12/26	225,000	243,752
(Variable, EUR Swap Rate 1Y + 0.78%), 1.38%, 01/24/26(E) ^	300,000	347,128
British Telecommunications PLC
3.25%, 11/08/29 144A	475,000	475,645
eG Global Finance PLC
4.38%, 02/07/25(E)	660,000	743,561
HSBC Holdings PLC
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25ρ Δ ^	400,000	435,286
(Variable, GBP Swap Rate 1Y + 1.04%), 2.26%, 11/13/26(U) ^	300,000	403,965
(Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 05/22/27ρ ^	400,000	426,608
INEOS Finance PLC
2.88%, 05/01/26(E) Δ	950,000	1,104,244
Iron Mountain UK PLC REIT
3.88%, 11/15/25(U)	570,000	773,924
Jerrold Finco PLC
6.13%, 01/15/24(U) 144A	270,000	370,830
Lloyds Bank PLC
6.50%, 03/24/20(E)	230,000	261,735
Lloyds Banking Group PLC
4.34%, 01/09/48	796,000	863,435
	Par	Value
Miller Homes Group Holdings PLC
5.50%, 10/15/24(U) Δ	$1,530,000	$ 2,110,420
Next Group PLC
4.38%, 10/02/26(U)	150,000	223,620
NGG Finance PLC
(Variable, GBP Swap Rate 12Y + 3.48%), 5.63%, 06/18/73(U) ^	400,000	601,368
Orange SA
3.63%, 05/18/28(U)	150,000	212,818
Pinnacle Bidco PLC
6.38%, 02/15/25(U) 144A	580,000	806,682
Premier Foods Finance PLC
6.25%, 10/15/23(U)	460,000	640,330
Principality Building Society
2.38%, 11/23/23(U)	100,000	134,762
Rio Tinto Finance USA PLC
4.13%, 08/21/42Δ	75,000	86,191
Royal Bank of Scotland Group PLC
6.10%, 06/10/23	945,000	1,041,104
6.00%, 12/19/23	140,000	155,799
(Variable, Euribor 3M + 1.74%), 2.00%, 03/04/25(E) ^	100,000	118,659
Santander UK Group Holdings PLC
(Variable, GBP Swap Rate 5Y + 5.54%), 7.38%, 06/24/22(U) ρ ^	820,000	1,186,507
Southern Gas Networks PLC
4.88%, 12/21/20(U)	190,000	260,734
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	391,278	659,042
United Kingdom Gilt
4.50%, 09/07/34(U)	220,000	426,890
Virgin Media Secured Finance PLC
5.50%, 08/15/26 144A	200,000	210,465
5.25%, 05/15/29(U)	890,000	1,277,348
Virgin Money UK PLC
(Variable, UK Government Bonds 1 Year Note Generic Bid Yield + 3.75%), 4.00%, 09/03/27(U) ^	300,000	414,568
Vodafone Group PLC
(Variable, GBP Swap Rate 5Y + 3.27%), 4.88%, 10/03/78(U) ^	535,000	769,517
		20,268,191
Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 01/23/31Δ	200,000	224,050
Uzbekistan — 0.0%
Republic of Uzbekistan Bond
5.38%, 02/20/29Δ	200,000	222,758
Total Foreign Bonds (Cost $222,175,945)		220,555,911

See Notes to Financial Statements.

	Par	Value
FOREIGN GOVERNMENT INFLATION-LINKED BOND — 0.3%
Japan — 0.3%
Japanese Government CPI Linked Bond
0.10%, 03/10/29(J) (Cost $2,004,730)	$212,369,390	$2,008,521
LOAN AGREEMENTS — 2.3%
Air Medical Group Holdings, Inc. 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.04%, 04/28/22†	289,545	284,523
Allied Universal Holdco LLC Delayed Draw Term Loan
0.00%, 07/10/26Σ	45,045	45,373
Allied Universal Holdco LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 6.05%, 07/10/26†	454,955	458,272
Asurion LLC New B-7 Term Loan
0.00%, 11/03/24† Σ	528,658	532,340
Avolon TLB Borrower 1 (US) LLC Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 1.75%, 0.75% Floor), 3.51%, 01/15/25†	187,810	189,219
Bausch Health Companies, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 4.74%, 06/02/25†	303,782	305,902
Berry Global, Inc. Term W Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 3.72%, 10/01/22†	142,322	143,034
Brookfield WEC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.50%, 0.75% Floor), 5.30%, 08/01/25†	349,118	352,063
Change Healthcare Holdings, Inc. Closing Date Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 4.30%, 03/01/24†	967,281	1,006,199
Charter Communications Operating LLC Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 3.55%, 04/30/25†	597,442	602,296
Entercom Media Corporation Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 4.30%, 11/18/24†	184,267	185,994
Equinox Holdings, Inc. Incremental Term B-1 Loan
0.00%, 03/08/24† Σ	508,699	511,515
Flying Fortress Holdings LLC New Loan
(Floating, ICE LIBOR USD 3M + 1.75%), 3.69%, 10/30/22†	177,333	178,220
Focus Financial Partners LLC Tranche B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 4.30%, 07/03/24†	279,291	281,586
	Par	Value
Four Seasons Holdings, Inc. Term Loan 2013
0.00%, 11/30/23† Σ	$229,409	$231,532
Garda World Security Corporation Initial Term Loan
(Floating, ICE LIBOR USD 3M + 4.75%), 6.66%, 10/30/26†	590,000	594,797
Genesee & Wyoming, Inc. Term Loan
0.00%, 12/30/26† Σ	180,000	181,960
Grifols Worldwide Operations, Ltd. Dollar Tranche B Term Loan
0.00%, 11/15/27† Σ	520,000	525,065
Hilton Worldwide Finance LLC Refinanced Series B-2 Term Loan
0.00%, 06/22/26† Σ	300,000	302,394
(Floating, ICE LIBOR USD 1M + 1.75%), 3.54%, 06/22/26†	339,605	342,315
Jaguar Holding Co. I LLC 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 4.30%, 08/18/22†	244,994	246,636
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 3.55%, 03/01/27†	74,212	74,560
McAfee LLC Term B USD Loan
0.00%, 09/30/24† Σ	329,167	331,018
Nexstar Broadcasting, Inc. Term B-4 Loan
0.00%, 09/18/26† Σ	119,700	120,537
Option Care Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 4.50%), 6.30%, 08/06/26†	590,000	588,401
Party City Holdings, Inc. 2018 Replacement Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 4.30%, 08/19/22†	132,476	123,568
Petco Animal Supplies, Inc. Term Loan
(Floating, ICE LIBOR USD 3M + 3.25%, 1.00% Floor), 5.18%, 01/26/23†	396,608	338,852
Prime Security Services Borrower LLC 2019 Refinancing Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 4.94%, 09/23/26†	454,236	456,196
Radnet Management, Inc. Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 3.50%, 1.00% Floor), 5.51%, 06/30/23†	591,176	595,241
Reynolds Group Holdings, Inc. Incremental U.S. Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 4.55%, 02/05/23†	362,169	363,755
RPI Finance Trust Initial Term Loan B-6
0.00%, 03/27/23† Σ	168,528	170,135
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Sedgwick Claims Management Services, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 5.05%, 12/31/25†	$ 259,345	$ 259,831
Sotera Health Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 4.50%, 1.00% Floor), 6.29%, 12/11/26†	570,000	573,030
TDC A/S Facility B3
(Floating, EURIBOR USD 1M + 2.75%), 2.75%, 06/04/25†	820,000	925,902
Trans Union LLC 2019 Replacement Term B-5 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 3.55%, 11/16/26†	85,374	85,825
UFC Holdings LLC Term Loan
0.00%, 04/29/26† Σ	119,691	120,646
Univision Communications, Inc. 2017 Replacement Repriced Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 4.55%, 03/15/24†	588,812	582,724
VFH Parent LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.50%), 5.20%, 03/01/26†	600,000	603,075
Virgin Media Bristol LLC N Facility
0.00%, 01/31/28† Σ	370,000	372,799
Total Loan Agreements (Cost $14,221,587)		14,187,330
MORTGAGE-BACKED SECURITIES — 7.0%
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.10%), 3.89%, 10/25/39 144A †	700,000	707,426
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C5, Class AJ
5.37%, 12/15/39	92,328	50,088
Credit Suisse Commercial Mortgage Trust Series, Series 2007-C5, Class AM
5.87%, 09/15/40	87,749	56,160
Credit Suisse Commercial Mortgage Trust Series, Series 2014-USA, Class F
4.37%, 09/15/37 144A	1,610,000	1,459,885
Credit Suisse Commercial Mortgage Trust Series, Series 2019-RIO
8.74%, 12/15/21	1,120,000	1,124,993
Fannie Mae Connecticut Avenue Securities, Series 2017-C02
(Floating, ICE LIBOR USD 1M + 3.65%), 5.44%, 09/25/29†	1,700,000	1,792,265
	Par	Value
Fannie Mae Connecticut Avenue Securities, Series 2017-C04
(Floating, ICE LIBOR USD 1M + 2.85%), 4.64%, 11/25/29†	$1,700,000	$1,759,601
Fannie Mae Connecticut Avenue Securities, Series 2017-C06
(Floating, ICE LIBOR USD 1M + 2.65%, 2.65% Floor), 4.44%, 02/25/30†	1,650,000	1,694,678
(Floating, ICE LIBOR USD 1M + 2.80%, 2.80% Floor), 4.59%, 02/25/30†	1,590,671	1,635,007
Fannie Mae Connecticut Avenue Securities, Series 2018-C05
(Floating, ICE LIBOR USD 1M + 2.35%, 2.35% Floor), 4.14%, 01/25/31†	1,700,000	1,725,854
Federal National Mortgage Association
3.00%, 07/01/49	543,884	552,158
3.50%, 07/01/49	973,423	1,000,888
3.00%, 08/01/49	556,668	565,490
3.50%, 08/01/49	977,834	1,005,805
4.00%, 08/01/49	739,006	769,288
3.00%, 09/01/49	538,901	546,867
3.50%, 09/01/49	1,611,904	1,658,553
3.00%, 10/01/49	543,235	551,354
3.50%, 10/01/49	983,365	1,012,397
4.00%, 10/01/49	736,496	769,312
3.00%, 11/01/49	546,207	554,281
3.50%, 11/01/49	644,373	664,187
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1
(Floating, ICE LIBOR USD 1M + 4.95%, 4.95% Floor), 6.74%, 07/25/29†	760,000	864,902
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA2
(Floating, ICE LIBOR USD 1M + 5.15%), 6.94%, 10/25/29†	310,000	358,696
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA3
(Floating, ICE LIBOR USD 1M + 2.50%), 4.29%, 03/25/30†	1,650,000	1,690,305
Government National Mortgage Association
4.00%, 04/20/49	106,110	109,925
3.50%, 10/20/49	1,824	1,887
3.00%, 11/20/49	399,066	410,338
4.00%, 11/20/49	499,398	521,075
3.00%, 01/01/50 TBA	475,000	488,044

See Notes to Financial Statements.

	Par	Value
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class C
(Floating, ICE LIBOR USD 1M + 3.75%, 3.75% Floor), 5.49%, 09/15/31 144A †	$ 2,220,000	$ 2,222,618
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor, 11.50% Cap), 2.89%, 08/25/36†	373,301	372,478
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.44%, 02/15/51† γ	2,777	2,652
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, ICE LIBOR USD 1M + 8.21%, 8.21% Floor), 9.95%, 06/15/35 144A †	1,500,000	1,498,901
Lone Star Portfolio Trust, Series 2015-LSMZ, Class M
(Floating, ICE LIBOR USD 1M + 7.22%, 7.22% Floor), 8.96%, 09/15/20 144A †	285,733	285,045
Lone Star Portfolio Trust, Series 2015-LSP, Class F
(Floating, ICE LIBOR USD 1M + 7.15%, 6.90% Floor), 8.89%, 09/15/28 144A †	588,724	593,057
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A † γ	440,000	445,883
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	570,000	565,791
STACR Trust, Series 2018-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 2.15%), 3.94%, 12/25/30 144A †	1,650,000	1,667,750
Uniform Mortgage Backed Securities
2.50%, 01/01/35 TBA	735,000	741,776
3.00%, 01/01/50 TBA	1,735,000	1,759,805
3.50%, 01/01/50 TBA	4,400,000	4,526,672
4.00%, 01/01/50 TBA	1,800,000	1,872,281
Total Mortgage-Backed Securities (Cost $42,448,993)		42,656,418
MUNICIPAL BOND — 0.0%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $69,035)	85,000	91,703
U.S. TREASURY OBLIGATIONS — 25.9%
U.S. Treasury Bills
1.57%, 01/30/20Ω	830,000	829,064
1.82%, 02/27/20Ω	3,510,000	3,501,783
1.57%, 03/26/20Ω	6,795,000	6,771,174
1.40%, 04/02/20Ω Δ	17,695,000	17,627,012
1.47%, 04/09/20Ω	5,075,000	5,053,997
	Par	Value
1.51%, 04/30/20Ω	$ 1,700,000	$ 1,691,450
1.52%, 06/25/20Ω	2,685,000	2,665,017
		38,139,497
U.S. Treasury Bonds
3.50%, 02/15/39	860,000	1,032,789
4.25%, 05/15/39	30,000	39,558
3.88%, 08/15/40	20,000	25,263
2.75%, 08/15/42	90,000	96,363
3.13%, 02/15/43	6,960,000	7,912,922
2.88%, 05/15/43	2,220,000	2,424,786
3.00%, 05/15/45	30,000	33,581
3.00%, 11/15/45	920,000	1,031,981
2.50%, 05/15/46	820,000	839,587
2.25%, 08/15/46	960,000	935,700
2.88%, 11/15/46	1,520,000	1,671,941
3.00%, 05/15/47	60,000	67,602
2.75%, 08/15/47	90,000	96,794
3.13%, 05/15/48	40,000	46,190
3.00%, 08/15/48	2,365,000	2,671,249
3.38%, 11/15/48	770,000	931,730
		19,858,036
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/22	15,608,303	15,586,298
2.13%, 02/15/40	2,381,300	3,114,270
1.38%, 02/15/44	2,760,525	3,257,789
		21,958,357
U.S. Treasury Notes
3.63%, 02/15/21	10,420,000	10,649,159
1.50%, 09/30/21	2,500,000	2,496,582
1.50%, 10/31/21	1,000,000	998,789
1.50%, 11/30/21Δ	2,665,000	2,661,825
1.88%, 01/31/22	710,000	714,313
2.00%, 02/15/22	90,000	90,788
1.75%, 03/31/22	7,100,000	7,128,150
1.63%, 08/15/22	12,590,000	12,604,508
2.88%, 10/31/23	2,975,000	3,110,095
2.75%, 02/15/24	6,650,000	6,938,080
2.38%, 02/29/24	10,000	10,287
1.50%, 10/31/24	570,000	565,346
2.25%, 11/15/24	20,520,000	21,063,459
2.00%, 02/15/25	70,000	71,034
2.88%, 05/31/25	315,000	333,734
1.63%, 02/15/26	7,180,000	7,118,718
1.63%, 05/15/26	470,000	465,373
2.00%, 11/15/26	1,220,000	1,234,392
		78,254,632
Total U.S. Treasury Obligations (Cost $154,315,252)		158,210,522

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
COMMON STOCKS — 0.7%
Communication Services — 0.3%
AT&T, Inc.	39,385	$1,539,166
Consumer Discretionary — 0.1%
Ford Motor Co.	48,562	451,627
Energy — 0.0%
Berry Petroleum CorporationΔ	2,492	23,500
Hercules Offshore, Inc.Ψ ††† Δ *	46,644	47,636
Montage Resources CorporationΔ *	7,129	56,604
		127,740
Health Care — 0.1%
Bristol-Myers Squibb Co.	11,549	741,330
Information Technology — 0.2%
Corning, Inc.	39,882	1,160,965
Total Common Stocks (Cost $5,689,353)		4,020,828
PREFERRED STOCKS — 0.2%
Bank of America Corporation
7.25%, 12/30/19 CONV	302	437,598
Chesapeake Energy Corporation
5.00%, 10/31/19 CONV Δ	2,119	42,910
	Shares	Value
5.75%, 10/31/19 CONV Δ	16	$ 3,216
5.75%, 10/31/19 CONV	392	78,400
5.75%, 10/31/19 144A CONV	27	4,885
4.50%, 11/27/19 CONV Δ	617	12,649
El Paso Energy Capital Trust I
4.75%, 12/12/19 CONV	5,674	291,984
Total Preferred Stocks (Cost $921,634)		871,642
MONEY MARKET FUNDS — 11.1%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø ∞	28,764,556	28,764,556
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø §	39,008,103	39,008,103
Total Money Market Funds (Cost $67,772,659)		67,772,659
TOTAL INVESTMENTS —106.3% (Cost $638,734,080)		648,237,259
Liabilities in Excess of Other Assets — (6.3)%		(38,147,534)
NET ASSETS — 100.0%		$610,089,725

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2020	(3)	$ (667,569)	$ 16,051
Euro-Bobl	03/2020	(58)	(8,693,781)	41,442
Euro-Bund	03/2020	(104)	(19,888,819)	208,402
Euro-BTP	03/2020	(30)	(4,793,922)	58,944
10-Year Japanese E-Mini	03/2020	227	31,740,932	(138,149)
10-Year Commonwealth Treasury Bond	03/2020	49	4,915,724	(96,618)
10-Year U.S. Treasury Note	03/2020	(47)	(6,035,828)	38,882
10-Year U.S. Treasury Note	03/2020	70	8,989,531	(82,022)
U.S. Treasury Long Bond	03/2020	(30)	(4,677,188)	69,387
Ultra 10-Year U.S. Treasury Note	03/2020	(248)	(34,894,375)	309,789
Ultra Long U.S. Treasury Bond	03/2020	(62)	(11,262,687)	339,020
Long GILT	03/2020	31	5,394,805	(19,466)
2-Year U.S. Treasury Note	03/2020	234	50,427,000	(19,056)
5-Year U.S. Treasury Note	03/2020	2	237,219	(879)
Total Futures Contracts outstanding at December 31, 2019			$ 10,791,042	$ 725,727
Forward Foreign Currency Contracts outstanding at December 31, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/17/20	Euro	23,217,940	U.S. Dollars	25,633,886	CITI	$ 438,097
01/22/20	Norwegian Kroner	65,000,000	U.S. Dollars	7,196,828	RBC	207,725
01/22/20	Norwegian Kroner	57,863,019	U.S. Dollars	6,406,271	CITI	185,264
01/17/20	Brazilian Reals	9,722,000	U.S. Dollars	2,300,076	CITI	115,518
01/22/20	Japanese Yen	948,656,995	U.S. Dollars	8,684,120	RBC	57,659

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/17/20	Mexican Pesos	42,747,103	U.S. Dollars	2,205,596	BAR	$ 49,189
01/22/20	Brazilian Reals	14,621,202	U.S. Dollars	3,585,385	CITI	46,971
01/22/20	Australian Dollars	2,776,992	U.S. Dollars	1,906,569	RBC	43,305
01/22/20	Japanese Yen	666,738,791	U.S. Dollars	6,103,744	CITI	40,187
01/17/20	U.S. Dollars	13,213,460	Japanese Yen	1,430,027,000	CITI	39,628
01/17/20	Indonesian Rupiahs	24,157,204,000	U.S. Dollars	1,707,223	CITI	33,859
01/17/20	U.S. Dollars	740,586	Turkish Lira	4,332,800	CITI	15,544
01/17/20	Indian Rupees	271,487,535	U.S. Dollars	3,789,740	BAR	12,356
01/22/20	U.S. Dollars	737,759	British Pounds	550,090	CITI	8,634
01/22/20	U.S. Dollars	2,455,474	Japanese Yen	265,856,884	CITI	5,629
01/22/20	Euro	452,219	U.S. Dollars	504,187	RBC	3,784
01/22/20	U.S. Dollars	357,682	Turkish Lira	2,119,037	RBC	3,559
01/22/20	New Zealand Dollars	232,188	U.S. Dollars	152,930	RBC	3,432
01/22/20	Czech Republic Koruna	16,348,854	U.S. Dollars	718,320	RBC	2,844
01/22/20	Swedish Kronor	6,703,052	U.S. Dollars	713,991	RBC	2,451
01/17/20	Euro	200,000	U.S. Dollars	222,364	BAR	2,221
01/17/20	Polish Zloty	120,000	U.S. Dollars	30,003	BAR	1,629
01/22/20	Euro	160,000	U.S. Dollars	178,290	CITI	1,436
Subtotal Appreciation						$ 1,320,921
01/22/20	U.S. Dollars	168,016	Norwegian Kroner	1,475,225	CITI	$ (36)
01/22/20	Euro	257,649	U.S. Dollars	289,679	CITI	(266)
01/22/20	U.S. Dollars	107,293	Japanese Yen	11,720,885	CITI	(714)
01/22/20	Turkish Lira	2,119,559	U.S. Dollars	355,511	RBC	(1,301)
01/22/20	U.S. Dollars	1,774,994	Mexican Pesos	33,722,744	RBC	(2,374)
01/22/20	U.S. Dollars	718,838	South Korean Won	837,446,432	CITI	(6,004)
01/17/20	U.S. Dollars	455,622	British Pounds	350,000	BAR	(8,222)
01/22/20	U.S. Dollars	681,172	British Pounds	520,489	RBC	(8,718)
01/17/20	U.S. Dollars	1,140,801	Indian Rupees	82,286,000	CITI	(11,588)
01/17/20	Turkish Lira	4,332,800	U.S. Dollars	738,566	CITI	(13,525)
01/17/20	U.S. Dollars	336,049	Australian Dollars	500,000	CITI	(14,982)
01/22/20	U.S. Dollars	2,239,946	Canadian Dollars	2,947,644	RBC	(30,273)
01/22/20	U.S. Dollars	8,037,845	Euro	7,184,252	RBC	(32,111)
01/22/20	U.S. Dollars	9,815,610	British Pounds	7,435,672	CITI	(40,116)
01/22/20	U.S. Dollars	1,601,742	Norwegian Kroner	14,440,186	RBC	(43,228)
01/17/20	U.S. Dollars	991,574	Russian Rubles	64,370,000	CITI	(43,292)
01/17/20	U.S. Dollars	973,642	British Pounds	793,751	CITI	(78,291)
01/17/20	U.S. Dollars	935,650	South African Rand	14,380,000	CITI	(88,664)
01/22/20	U.S. Dollars	6,766,299	Swiss Francs	6,623,618	CITI	(88,714)
01/22/20	U.S. Dollars	3,681,244	Australian Dollars	5,370,504	RBC	(89,673)
01/22/20	U.S. Dollars	5,488,339	Canadian Dollars	7,246,858	CITI	(93,053)
01/22/20	U.S. Dollars	8,818,983	Swiss Francs	8,631,768	RBC	(114,334)
01/17/20	U.S. Dollars	7,713,635	Euro	6,979,000	CITI	(123,252)
01/22/20	U.S. Dollars	5,948,334	New Zealand Dollars	9,047,487	CITI	(144,492)
01/17/20	U.S. Dollars	2,796,015	Mexican Pesos	56,074,921	BAR	(161,773)
01/17/20	U.S. Dollars	5,834,982	Indonesian Rupiahs	84,035,410,000	BAR	(221,702)
01/22/20	U.S. Dollars	59,313,104	Euro	53,309,344	CITI	(568,435)
01/17/20	Japanese Yen	5,095,425,000	U.S. Dollars	47,935,737	BAR	(995,173)
Subtotal Depreciation						$(3,024,306)
Total Forward Foreign Currency Contracts outstanding at December 31, 2019						$(1,703,385)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Swap Agreements outstanding at December 31, 2019:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit ITRAXX.XO.32 Index (Pay Quarterly)	(5.00)%	12/20/2024	EUR	23,760,000	$(3,675,606)	$(3,680,828)	$5,222
					$(3,675,606)	$(3,680,828)	$5,222
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 3,416,128	$ —	$ 3,416,128	$ —
Common Stocks:
Energy	127,740	80,104	—	47,636
Other ^^	3,893,088	3,893,088	—	—
Total Common Stocks	4,020,828	3,973,192	—	47,636
Corporate Bonds	134,445,597	—	134,445,597	—
Foreign Bonds:
Argentina	3,648,933	—	3,401,279	247,654
Other ^^	216,906,978	—	216,906,978	—
Total Foreign Bonds	220,555,911	—	220,308,257	247,654
Foreign Government Inflation-Linked Bond	2,008,521	—	2,008,521	—
Loan Agreements	14,187,330	—	14,187,330	—
Money Market Funds	67,772,659	67,772,659	—	—
Mortgage-Backed Securities	42,656,418	—	42,656,418	—
Municipal Bond	91,703	—	91,703	—
Preferred Stocks:
Energy	434,044	350,759	83,285	—
Financials	437,598	437,598	—	—
Total Preferred Stocks	871,642	788,357	83,285	—
U.S. Treasury Obligations	158,210,522	—	158,210,522	—
Total Assets - Investments in Securities	$648,237,259	$72,534,208	$575,407,761	$295,290
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,320,921	$ —	$ 1,320,921	$ —
Futures Contracts	1,081,917	1,081,917	—	—
Swap Agreements	5,222	—	5,222	—
Total Assets - Other Financial Instruments	$ 2,408,060	$ 1,081,917	$ 1,326,143	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (3,024,306)	$ —	$ (3,024,306)	$ —
Futures Contracts	(356,190)	(356,190)	—	—
Total Liabilities - Other Financial Instruments	$ (3,380,496)	$ (356,190)	$ (3,024,306)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2019.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2019.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2019
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 904,300,637	$1,095,807,829
Investments in repurchase agreements, at value	399,000,000	11,900,000
Investments in securities of affiliated issuers, at value	—	21,271,649
Total investments, at value(1), (2)	1,303,300,637	1,128,979,478
Cash	35,508	—
Cash collateral for derivatives	—	2,065,101
Deposits with broker for futures contracts	—	1,301,465
Foreign currency(3)	—	955,640
Upfront premiums paid from swap agreements	—	569,244
Receivables:
Dividends and reclaims	—	35,548
Interest	721,431	4,523,967
Securities lending	—	12,438
Investment securities sold	—	101,641,890
Fund shares sold	13,873,583	191,303
Variation margin on centrally cleared swaps	—	—
Variation margin on futures contracts	—	15,248
Unrealized appreciation on foreign currency exchange contracts	—	81,270
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	15,823	6,278
Total Assets	1,317,946,982	1,240,378,870
Liabilities
Cash Overdraft	—	—
TBA sale commitments, at value(4)	—	5,933,203
Options written, at value(5)	—	39,376
Upfront premiums received from swap agreements	—	1,267,119
Unrealized depreciation on foreign currency exchange contracts	—	1,111,428
Unrealized depreciation on swap agreements	—	14,537
Collateral held for securities on loan, at value	—	55,958,919
Collateral from counterparty	—	808,300
Payables:
Investment securities purchased	—	178,098,925
Fund shares redeemed	20,561,621	2,027,207
Variation margin on centrally cleared swaps	—	18,108
Variation margin on futures contracts	—	—
Distributions	920,285	—
Accrued expenses:
Investment advisory fees	123,677	248,201
Shareholder servicing fees	84,979	49,637
Trustee fees	17	936
Other expenses	87,935	99,212
Total Liabilities	21,778,514	245,675,108
Net Assets	$1,296,168,468	$ 994,703,762
Net Assets Consist of:
Paid-in-capital	$1,296,140,868	$1,000,994,753
Distributable earnings (loss)	27,600	(6,290,991)
Net Assets	$1,296,168,468	$ 994,703,762
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 904,202,206	$ 761,736,678
Institutional shares outstanding	904,186,789	56,856,559
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 13.40
Net assets applicable to the Investor Class	$ 391,966,262	$ 232,967,084
Investor shares outstanding	391,919,643	17,380,887
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 13.40

(1)Investments in securities of unaffiliated issuers, at cost	$ 904,300,637	$1,089,096,518
Investments in repurchase agreements, at cost	399,000,000	11,900,000
Investments in securities of affiliated issuers, at cost	—	21,271,649
Total investments, at cost	$1,303,300,637	$1,122,268,167
(2)Includes securities loaned of:	$ —	$ 66,802,675
(3)Foreign currency, at cost	$ —	$ 947,841
(4)TBA sale commitments, at cost	$ —	$ 5,924,063
(5)Premiums received on options written	$ —	$ 20,692

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$1,936,204,934	$274,981,193	$619,472,703
25,900,000	—	—
56,396,537	7,809,354	28,764,556
2,018,501,471	282,790,547	648,237,259
—	—	—
11,881,004	—	4,480,726
4,102,435	—	1,769,815
6,153,949	—	4,454,940
3,294,009	—	—

201,542	11,632	79,196
10,522,305	1,816,213	5,740,177
7,637	7,725	4,246
269,835,914	38	1,706,513
3,445,583	24,447	1,433,447
388,767	—	—
—	—	111,589
1,186,399	—	1,320,921
1,381,087	—	—
17,116	2,574	2,658
2,330,919,218	284,653,176	669,341,487

—	—	176,701
81,820,713	—	—
1,154,029	—	—
1,027,704	—	3,680,828
2,495,539	—	3,024,306
96,421	—	—
20,002,584	26,030,692	39,008,103
5,998,585	—	—

432,466,969	1,730,368	12,814,676
18,409	41,128	202,055
—	—	21,206
932,019	—	—
—	—	—

478,335	100,615	240,101
65,327	27,862	25,825
2,833	606	565
161,657	37,050	57,396
546,721,124	27,968,321	59,251,762
$1,784,198,094	$256,684,855	$610,089,725

$1,748,834,149	$239,912,744	$606,084,554
35,363,945	16,772,111	4,005,171
$1,784,198,094	$256,684,855	$610,089,725

$1,476,285,594	$127,884,215	$486,864,879
98,064,633	7,016,279	48,651,991
$ 15.05	$ 18.23	$ 10.01
$ 307,912,500	$128,800,640	$123,224,846
20,448,076	7,064,375	12,324,830
$ 15.06	$ 18.23	$ 10.00

$1,886,890,076	$259,496,246	$609,969,524
25,900,000	—	—
56,396,537	7,809,354	28,764,556
$1,969,186,613	$267,305,600	$638,734,080
$ 30,778,152	$ 32,274,377	$ 45,404,474
$ 6,136,676	$ —	$ 4,340,599
$ 81,674,500	$ —	$ —
$ 1,439,289	$ —	$ —
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2019
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ 22,059
Income distributions received from affiliated funds	—	579,089
Interest	30,828,422	25,675,684
Securities lending, net	—	88,929
Less foreign taxes withheld	—	(16,750)
Total Investment Income	30,828,422	26,349,011
Expenses
Investment advisory fees	1,508,249	2,840,827
Transfer agent fees:
Institutional shares	4,571	4,632
Investor shares	36,100	19,631
Custodian fees	17,725	179,107
Shareholder servicing fees:
Investor shares	991,454	631,964
Accounting and administration fees	262,642	198,904
Professional fees	86,804	79,262
Shareholder reporting fees:
Institutional shares	802	925
Investor shares	15,587	3,695
Trustees expenses	13,510	4,251
Line of credit facility fees	10,039	1,560
Other expenses	112,237	63,215
Total Expenses	3,059,720	4,027,973
Net Investment Income	27,768,702	22,321,038
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	22,056	7,261,654
Investment securities sold short	—	(205,007)
Futures transactions	—	(2,584,507)
Swap agreements	—	(1,980,939)
Option contracts written	—	467,081
Option contracts purchased	—	27,094
Forward foreign currency contracts	—	1,211,575
Foreign currency	—	(244,571)
Net realized gain (loss)	22,056	3,952,380
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	11,760,429
Investment securities sold short	—	28,123
Futures	—	71,646
Swap agreements	—	(463,404)
Option contracts written	—	337,404
Option contracts purchased	—	(468,489)
Forward foreign currency contracts	—	(909,167)
Foreign currency	—	14,205
Net change in unrealized appreciation (depreciation)	—	10,370,747
Net Realized and Unrealized Gain	22,056	14,323,127
Net Increase in Net Assets Resulting from Operations	$27,790,758	$36,644,165

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$ 68,386	$ 20,893	$ 536,335
2,083,024	170,376	917,821
51,859,381	8,278,714	25,772,359
113,278	30,523	173,189
(10,045)	(7,552)	(105,282)
54,114,024	8,492,954	27,294,422

5,275,823	1,129,256	2,654,797

4,740	4,019	4,484
24,794	18,179	17,343
567,817	30,049	114,406

717,175	311,534	275,341
342,109	50,470	116,978
96,184	93,546	103,969

1,547	474	1,063
7,060	5,043	4,039
3,394	4,808	2,511
134	4,727	1,444
88,446	54,958	56,865
7,129,223	1,707,063	3,353,240
46,984,801	6,785,891	23,941,182

21,489,834	4,752,160	330,514
(549,432)	—	—
36,196,191	—	(1,601,175)
(16,958,656)	—	(332,608)
2,922,007	—	—
(2,084,358)	—	(195,528)
(805,050)	—	(1,334,774)
264,334	2,124	(861,259)
40,474,870	4,754,284	(3,994,830)

68,943,423	18,228,448	41,159,483
21,568	—	—
(12,124,728)	—	543,663
7,427,740	—	5,222
2,360,058	—	—
(1,415,044)	—	—
(172,575)	—	(2,792,350)
141,936	1,234	179,657
65,182,378	18,229,682	39,095,675
105,657,248	22,983,966	35,100,845
$152,642,049	$29,769,857	$59,042,027
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Money Market Fund
	For the Year Ended
	12/31/19	12/31/18

Operations:
Net investment income	$ 27,768,702	$ 18,097,193
Net realized gain (loss) on investment securities, foreign currency and derivatives	22,056	3,419
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase (decrease) in net assets resulting from operations	27,790,758	18,100,612
Distributions to Shareholders:
Institutional shares	(20,503,404)	(5,076,945)
Investor shares	(7,265,298)	(13,020,248)
Total distributions	(27,768,702)	(18,097,193)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	4,301,371,522	1,748,822,489
Investor shares	372,222,654	4,746,224,687
Reinvestment of dividends and distributions
Institutional shares	4,362,064	2,208,188
Investor shares	7,235,378	5,445,866
Total proceeds from shares sold and reinvested	4,685,191,618	6,502,701,230
Value of shares redeemed
Institutional shares	(4,243,079,203)	(1,178,447,349)
Investor shares	(395,729,388)	(5,238,005,117)
Total value of shares redeemed	(4,638,808,591)	(6,416,452,466)
Net increase from capital share transactions(1)	46,383,027	86,248,764
Total increase in net assets	46,405,083	86,252,183
Net Assets:
Beginning of Year	1,249,763,385	1,163,511,202
End of Year	$ 1,296,168,468	$ 1,249,763,385

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Year Ended		For the Year Ended
12/31/19	12/31/18	12/31/19	12/31/18

$ 22,321,038	$ 20,568,605	$ 46,984,801	$ 41,137,326
3,952,380	(4,046,761)	40,474,870	(22,983,840)
10,370,747	(4,789,726)	65,182,378	(25,818,861)
36,644,165	11,732,118	152,642,049	(7,665,375)

(17,790,895)	(15,019,892)	(56,907,805)	(34,879,820)
(5,457,648)	(6,577,258)	(11,258,355)	(6,688,627)
(23,248,543)	(21,597,150)	(68,166,160)	(41,568,447)

167,454,014	99,252,756	201,720,715	245,602,344
33,889,114	34,391,035	70,098,535	47,923,137

17,570,330	14,827,815	56,765,981	34,717,112
5,450,732	6,574,660	11,047,637	6,583,119
224,364,190	155,046,266	339,632,868	334,825,712

(35,643,763)	(96,844,338)	(93,164,235)	(137,487,888)
(115,855,201)	(42,427,351)	(57,821,223)	(44,988,883)
(151,498,964)	(139,271,689)	(150,985,458)	(182,476,771)
72,865,226	15,774,577	188,647,410	152,348,941
86,260,848	5,909,545	273,123,299	103,115,119

908,442,914	902,533,369	1,511,074,795	1,407,959,676
$ 994,703,762	$ 908,442,914	$1,784,198,094	$1,511,074,795
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Extended-Duration Bond Fund		Global Bond Fund
	For the Year Ended		For the Year Ended
	12/31/19	12/31/18	12/31/19	12/31/18

Operations:
Net investment income	$ 6,785,891	$ 7,040,440	$ 23,941,182	$ 24,114,261
Net realized gain (loss) on investment securities, foreign currency and derivatives	4,754,284	(437,384)	(3,994,830)	(6,067,877)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	18,229,682	(14,553,984)	39,095,675	(43,656,161)
Net increase (decrease) in net assets resulting from operations	29,769,857	(7,950,928)	59,042,027	(25,609,777)
Distributions to Shareholders:
Institutional shares	(4,926,054)	(4,610,373)	(16,524,236)	(13,546,563)
Investor shares	(4,865,967)	(4,032,031)	(3,697,240)	(3,687,399)
Total distributions	(9,792,021)	(8,642,404)	(20,221,476)	(17,233,962)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	20,612,237	7,774,517	70,146,932	73,567,800
Investor shares	38,819,908	13,477,007	39,444,364	24,463,013
Reinvestment of dividends and distributions
Institutional shares	4,921,573	4,584,780	16,514,524	13,429,011
Investor shares	4,851,622	4,024,823	3,666,832	3,675,912
Total proceeds from shares sold and reinvested	69,205,340	29,861,127	129,772,652	115,135,736
Value of shares redeemed
Institutional shares	(15,737,574)	(18,238,669)	(40,079,129)	(49,971,832)
Investor shares	(37,177,678)	(22,210,332)	(42,099,782)	(27,176,135)
Total value of shares redeemed	(52,915,252)	(40,449,001)	(82,178,911)	(77,147,967)
Net increase (decrease) from capital share transactions(1)	16,290,088	(10,587,874)	47,593,741	37,987,769
Total increase (decrease) in net assets	36,267,924	(27,181,206)	86,414,292	(4,855,970)
Net Assets:
Beginning of Year	220,416,931	247,598,137	523,675,433	528,531,403
End of Year	$256,684,855	$220,416,931	$610,089,725	$523,675,433

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2019	$ 1.00	$0.02	$ —†	$ 0.02	$(0.02)	$ —	$(0.02)	$ 1.00	2.13%	$ 904,202	0.14%	0.14%	2.10%	N/A
2018	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.74	841,532	0.15	0.15	1.74	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.76	268,948	0.17	0.17	0.77	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.28	251,639	0.17	0.18	0.27	N/A
2015	1.00	—†	—†	—	—†	—†	—	1.00	0.08	245,882	0.17	0.18	0.08	N/A
Investor Class
2019	$ 1.00	$0.02	$ —†	$ 0.02	$(0.02)	$ —	$(0.02)	$ 1.00	1.85%	$ 391,966	0.42%	0.42%	1.83%	N/A
2018	1.00	0.01	—†	0.01	(0.01)	—	(0.01)	1.00	1.48	408,231	0.40	0.40	1.47	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.51	894,563	0.42	0.42	0.52	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.04	950,663	0.41	0.42	0.03	N/A
2015	1.00	—†	—†	—	—†	—†	—	1.00	0.02	1,041,421	0.24	0.43	0.01	N/A

Low-Duration Bond Fund
Institutional Class
2019	$13.21	$0.32	$ 0.20	$ 0.52	$(0.33)	$ —	$(0.33)	$13.40	3.99%	$ 761,737	0.35%	0.35%	2.39%	525%
2018	13.35	0.30	(0.12)	0.18	(0.32)	—	(0.32)	13.21	1.36	602,968	0.35	0.35	2.30	513
2017	13.34	0.21	0.01	0.22	(0.21)	—	(0.21)	13.35	1.69	592,325	0.35	0.36	1.60	102
2016	13.30	0.19	0.05(1)	0.24	(0.20)	—	(0.20)	13.34	1.74	585,590	0.37	0.38	1.46	398
2015	13.41	0.21	(0.10)(1)	0.11	(0.22)	—	(0.22)	13.30	0.79	617,698	0.37	0.38	1.52	746
Investor Class
2019	$13.21	$0.29	$ 0.20	$ 0.49	$(0.30)	$ —	$(0.30)	$13.40	3.71%	$ 232,967	0.62%	0.62%	2.16%	525%
2018	13.35	0.27	(0.13)	0.14	(0.28)	—	(0.28)	13.21	1.10	305,475	0.61	0.61	2.03	513
2017	13.34	0.18	0.01	0.19	(0.18)	—	(0.18)	13.35	1.42	310,208	0.62	0.63	1.33	102
2016	13.27	0.16	0.03(1)	0.19	(0.12)	—	(0.12)	13.34	1.47	280,701	0.64	0.65	1.18	398
2015	13.31	0.16	(0.09)(1)	0.07	(0.11)	—	(0.11)	13.27	0.49	242,325	0.60	0.65	1.17	746

Medium-Duration Bond Fund
Institutional Class
2019	$14.28	$0.43	$ 0.96	$ 1.39	$(0.42)	$(0.20)	$(0.62)	$15.05	9.81%	$1,476,286	0.39%	0.39%	2.90%	433%
2018	14.75	0.40	(0.47)	(0.07)	(0.40)	—	(0.40)	14.28	(0.46)	1,240,967	0.37	0.38	2.76	431
2017	14.46	0.34	0.26	0.60	(0.31)	—	(0.31)	14.75	4.13	1,138,597	0.39	0.40	2.32	387
2016	14.44	0.37	0.08(1)	0.45	(0.39)	(0.04)	(0.43)	14.46	3.21	815,430	0.45	0.46	2.50	337
2015	15.18	0.37	(0.35)(1)	0.02	(0.54)	(0.22)	(0.76)	14.44	0.03	706,760	0.45	0.47	2.46	346
Investor Class
2019	$14.28	$0.39	$ 0.97	$ 1.36	$(0.38)	$(0.20)	$(0.58)	$15.06	9.58%	$ 307,912	0.65%	0.65%	2.63%	433%
2018	14.75	0.36	(0.47)	(0.11)	(0.36)	—	(0.36)	14.28	(0.72)	270,107	0.64	0.65	2.49	431
2017	14.46	0.30	0.26	0.56	(0.27)	—	(0.27)	14.75	3.93	269,362	0.66	0.67	2.05	387
2016	14.31	0.33	0.08(1)	0.41	(0.22)	(0.04)	(0.26)	14.46	2.88	215,783	0.72	0.73	2.24	337
2015	14.65	0.28	(0.31)(1)	(0.03)	(0.21)	(0.10)	(0.31)	14.31	(0.22)	187,863	0.66	0.75	1.92	346

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Extended-Duration Bond Fund
Institutional Class
2019	$16.73	$0.52	$ 1.72	$ 2.24	$(0.51)	$(0.23)	$(0.74)	$18.23	13.51%	$127,884	0.57%	0.57%	2.93%	39%
2018	17.94	0.54	(1.09)	(0.55)	(0.53)	(0.13)	(0.66)	16.73	(3.07)	108,206	0.55	0.56	3.16	45
2017	16.90	0.59	1.13	1.72	(0.56)	(0.12)	(0.68)	17.94	10.38	122,526	0.57	0.58	3.37	93
2016	17.37	0.70	0.63(1)	1.33	(0.98)	(0.82)	(1.80)	16.90	7.65	115,558	0.56	0.57	3.81	50
2015	21.26	0.78	(1.74)(1)	(0.96)	(1.42)	(1.51)	(2.93)	17.37	(5.01)	148,920	0.60	0.60	4.09	42
Investor Class
2019	$16.74	$0.48	$ 1.70	$ 2.18	$(0.46)	$(0.23)	$(0.69)	$18.23	13.14%	$128,801	0.83%	0.83%	2.66%	39%
2018	17.95	0.49	(1.09)	(0.60)	(0.48)	(0.13)	(0.61)	16.74	(3.34)	112,211	0.82	0.83	2.89	45
2017	16.90	0.54	1.15	1.69	(0.52)	(0.12)	(0.64)	17.95	10.13	125,072	0.85	0.85	3.09	93
2016	16.76	0.64	0.56(1)	1.20	(0.34)	(0.72)	(1.06)	16.90	7.23	119,443	0.84	0.85	3.51	50
2015	18.30	0.66	(1.60)(1)	(0.94)	(0.27)	(0.33)	(0.60)	16.76	(5.30)	106,918	0.82	0.85	3.65	42

Global Bond Fund
Institutional Class
2019	$ 9.32	$0.42	$ 0.62	$ 1.04	$(0.35)	$ —	$(0.35)	$10.01	11.31%	$486,865	0.54%	0.54%	4.30%	59%
2018	10.08	0.43	(0.88)	(0.45)	(0.31)	—	(0.31)	9.32	(4.51)	409,257	0.53	0.55	4.50	23
2017	9.68	0.42	0.35	0.77	(0.37)	—	(0.37)	10.08	8.09	405,411	0.56	0.58	4.18	31
2016	9.08	0.45	0.56(1)	1.01	(0.41)	—	(0.41)	9.68	11.24	338,475	0.59	0.60	4.73	28
2015(2)	10.09	0.27	(1.02)(1)	(0.75)	(0.26)	—	(0.26)	9.08	(7.54)	311,374	0.59	0.62	4.15	30
Investor Class
2019	$ 9.31	$0.40	$ 0.62	$ 1.02	$(0.33)	$ —	$(0.33)	$10.00	11.03%	$123,225	0.82%	0.82%	4.02%	59%
2018	10.07	0.41	(0.88)	(0.47)	(0.29)	—	(0.29)	9.31	(4.73)	114,418	0.80	0.82	4.22	23
2017	9.68	0.39	0.35	0.74	(0.35)	—	(0.35)	10.07	7.69	123,120	0.83	0.85	3.89	31
2016	9.08	0.42	0.56(1)	0.98	(0.38)	—	(0.38)	9.68	10.91	89,412	0.88	0.89	4.42	28
2015	10.03	0.33	(0.92)(1)	(0.59)	(0.36)	—	(0.36)	9.08	(6.00)	78,636	0.82	0.84	3.35	30

#	Calculated using the average shares outstanding method.
(1)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(2)	Inception date was May 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

Defensive Market Strategies® Fund (Unaudited)
The Fund combines multiple investment strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the equity markets.
The Investor Class of the Fund outperformed its composite benchmark of 50% S&P 500® Index and 50% FTSE 3-Month Treasury Bill Index (19.38% versus 16.25%). In a banner year for U.S. equities, the Fund underperformed the S&P 500® Index by 12.11%, net of fees. The Fund’s relative underperformance to the S&P 500® Index was due to the Fund’s materially lower market sensitivity and volatility compared to the S&P 500® Index.
The Fund allocated its assets among three of its four principal investment strategies – long only equity, options equity and convertible bond. For the calendar year of 2019, all three contributed positively to absolute performance. The Fund did not allocate to its long-short equity strategy.
The long only equity strategy was the largest contributor to benchmark-relative outperformance, as it had a higher equity beta and risk profile than the Fund’s benchmark. While contributing to the benchmark-relative outperformance, the long only equity strategy underperformed the S&P 500® Index for the year due to its higher quality and lower beta orientation.
The options equity strategy detracted from the Fund’s benchmark-relative performance, as the strategy had a lower risk profile than the Fund’s benchmark and will typically underperform in very strong equity markets, as was 2019. However, the strategy fulfilled its role in the Fund and delivered positive returns primarily derived from collecting option premiums by selling fully covered, exchange listed put options on the S&P 500® Index.
The convertible bond strategy outperformed the Fund’s benchmark and was able to deliver a strong positive absolute return due in part to its exposure to the technology sector, which was the best performing equity sector in 2019.
During 2019, the Fund sold equity options in order to hedge (reduce) equity exposure and/or to collect the option premium from selling fully covered options. The selling of equity put options contributed positively to absolute performance in 2019, while selling call options detracted from performance. Short positions in exchange listed equity index futures were used to hedge market exposure and detracted from absolute performance. In addition, currency forwards were used to hedge foreign currency exposure back to the U.S. dollar and slightly detracted from the Fund’s absolute performance.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities at a slightly lower risk level than an all equity portfolio. In addition to the interest and credit rate risks associated with fixed-income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. To the extent that the investment adviser or sub-adviser misjudge current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund's use of short sales in effect "leverages" the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.

Defensive Market Strategies® Fund (Unaudited)
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Corporate Bonds	24.6
U.S. Treasury Obligations	18.3
Financials	9.1
Health Care	7.3
Information Technology	6.7
Money Market Funds	6.7
Consumer Staples	6.6
Industrials	4.8
Utilities	4.6
Consumer Discretionary	2.6
Energy	2.3
Communication Services	2.1
Foreign Bonds	1.9
Materials	1.0
Real Estate	0.9
Equity-Linked Securities	0.8
Mutual Funds	0.8
Written Options	(0.1)
101.0

Defensive Market Strategies® Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	19.78%	19.38%	16.25%
Five Year	8.78%	8.48%	6.43%
Ten year	N/A	N/A	N/A
Since Inception	10.08%	9.80%	7.68%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	0.68%	0.94%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since September 1, 2011 (commencement of operations), with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Represents a weighted composite benchmark index as a reference benchmark consisting of 50% S&P 500® Index and 50% FTSE 3-Month Treasury Bill Index.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
COMMON STOCKS — 41.3%
Communication Services — 2.1%
Activision Blizzard, Inc.	1,269	$ 75,404
Alphabet, Inc. Class A*	3,213	4,303,460
Alphabet, Inc. Class C*	558	746,057
AT&T, Inc.	21,689	847,606
CenturyLink, Inc.	2,552	33,712
Charter Communications, Inc. Class A*	343	166,382
Comcast Corporation Class A	7,920	356,162
Discovery, Inc. Class A*	454	14,864
Discovery, Inc. Class C*	631	19,239
DISH Network Corporation Class A*	393	13,940
Electronic Arts, Inc.*	559	60,098
Facebook, Inc. Class A*	14,617	3,000,139
Fox Corporation Class A	935	34,661
Fox Corporation Class B	437	15,907
Interpublic Group of Cos., Inc. (The)	849	19,612
Netflix, Inc.*	1,661	537,450
News Corporation Class A	567	8,017
Omnicom Group, Inc.	506	40,996
Take-Two Interactive Software, Inc.*	254	31,097
T-Mobile US, Inc.*	14,538	1,140,070
Twitter, Inc.*	1,378	44,165
Verizon Communications, Inc.	196,487	12,064,302
ViacomCBS, Inc. Class B	817	34,290
Walt Disney Co. (The)	19,954	2,885,947
		26,493,577
Consumer Discretionary — 2.2%
Advance Auto Parts, Inc.	122	19,540
Amazon.com, Inc.*	1,671	3,087,741
AutoZone, Inc.*	38	45,270
Best Buy Co., Inc.	458	40,212
Booking Holdings, Inc.*	631	1,295,904
BorgWarner, Inc.	232	10,064
Capri Holdings, Ltd.*	6,065	231,380
CarMax, Inc.*	253	22,180
Carnival Corporation	789	40,105
Chipotle Mexican Grill, Inc.*	46	38,507
D.R. Horton, Inc.	870	45,892
Darden Restaurants, Inc.	14,168	1,544,454
Dollar General Corporation	398	62,080
Dollar Tree, Inc.*	447	42,040
eBay, Inc.	1,476	53,298
Expedia Group, Inc.	332	35,902
Ford Motor Co.	8,102	75,349
Gap, Inc. (The)	723	12,783
General Motors Co.	2,563	93,806
Genuine Parts Co.	31,379	3,333,391
H&R Block, Inc.	1,036	24,325
Hanesbrands, Inc.	827	12,281
Hasbro, Inc.	196	20,700
Hilton Worldwide Holdings, Inc.	491	54,457
Home Depot, Inc. (The)	14,647	3,198,612
Kohl’s Corporation	339	17,272
L Brands, Inc.	562	10,183
	Shares	Value
Leggett & Platt, Inc.	240	$ 12,199
Lennar Corporation Class A	374	20,865
LKQ Corporation*	551	19,671
Lowe’s Cos., Inc.	7,501	898,320
Lululemon Athletica, Inc.*	5,326	1,233,874
Macy’s, Inc.	1,010	17,170
Marriott International, Inc. Class A	528	79,955
McDonald’s Corporation	17,306	3,419,839
Mohawk Industries, Inc.*	105	14,320
Newell Brands, Inc.	1,473	28,311
NIKE, Inc. Class B	18,461	1,870,284
Nordstrom, Inc.	287	11,747
Norwegian Cruise Line Holdings, Ltd.*	381	22,254
NVR, Inc.*	6	22,850
O’Reilly Automotive, Inc.*	141	61,795
PulteGroup, Inc.	555	21,534
PVH Corporation	138	14,511
Ralph Lauren Corporation	137	16,059
Ross Stores, Inc.	12,133	1,412,524
Royal Caribbean Cruises, Ltd.	3,304	441,117
Starbucks Corporation	19,166	1,685,075
Tapestry, Inc.	641	17,288
Target Corporation	1,052	134,877
Tiffany & Co.	210	28,066
TJX Cos., Inc. (The)	20,877	1,274,750
Tractor Supply Co.	240	22,426
Ulta Beauty, Inc.*	135	34,174
Under Armour, Inc. Class A*	210	4,536
Under Armour, Inc. Class C*	211	4,047
VF Corporation	555	55,311
Whirlpool Corporation	160	23,605
Yum! Brands, Inc.	9,914	998,637
		27,389,719
Consumer Staples — 5.5%
Archer-Daniels-Midland Co.	1,013	46,953
Campbell Soup Co.	418	20,658
Casey’s General Stores, Inc.	4,599	731,195
Church & Dwight Co., Inc.	655	46,073
Clorox Co. (The)	3,232	496,241
Coca-Cola Co. (The)	71,063	3,933,337
Colgate-Palmolive Co.	135,373	9,319,077
Conagra Brands, Inc.	599	20,510
Costco Wholesale Corporation	11,654	3,425,344
Coty, Inc. Class A	1,645	18,506
Estee Lauder Cos., Inc. (The) Class A	10,551	2,179,204
General Mills, Inc.	1,073	57,470
Hershey Co. (The)	6,550	962,719
Hormel Foods CorporationΔ	36,910	1,665,010
Ingredion, Inc.	12,083	1,123,115
J.M. Smucker Co. (The)	250	26,033
Kellogg Co.	694	47,997
Kimberly-Clark Corporation	53,809	7,401,428
Kraft Heinz Co. (The)	1,765	56,709
Kroger Co. (The)	1,673	48,500
Lamb Weston Holdings, Inc.	14,882	1,280,298

See Notes to Financial Statements.

	Shares	Value
McCormick & Co., Inc. (Non-Voting Shares)	9,412	$ 1,597,499
Mondelez International, Inc. Class A	8,006	440,970
Monster Beverage Corporation*	15,423	980,132
PepsiCo, Inc.	94,785	12,954,266
Procter & Gamble Co. (The)	78,876	9,851,612
Sysco Corporation	33,026	2,825,044
Tyson Foods, Inc. Class A	450	40,968
Walgreens Boots Alliance, Inc.	1,543	90,975
Walmart, Inc.	69,676	8,280,296
		69,968,139
Energy — 1.1%
Apache Corporation	581	14,868
Baker Hughes Co.	990	25,374
Cabot Oil & Gas Corporation	765	13,319
Chevron Corporation	63,514	7,654,072
Cimarex Energy Co.	158	8,293
Concho Resources, Inc.	317	27,760
ConocoPhillips	34,084	2,216,483
Devon Energy Corporation	701	18,205
Diamondback Energy, Inc.	209	19,408
EOG Resources, Inc.	1,122	93,979
Exxon Mobil Corporation	37,627	2,625,612
Halliburton Co.	989	24,201
Helmerich & Payne, Inc.	341	15,492
Hess Corporation	541	36,144
HollyFrontier Corporation	313	15,872
Kinder Morgan, Inc.	3,804	80,531
Marathon Oil Corporation	1,211	16,445
Marathon Petroleum Corporation	1,446	87,121
Noble Energy, Inc.	607	15,078
Occidental Petroleum Corporation	1,992	82,090
ONEOK, Inc.	5,323	402,791
Phillips 66	752	83,780
Pioneer Natural Resources Co.	361	54,645
Valero Energy Corporation	1,830	171,379
Williams Cos., Inc. (The)	2,342	55,552
		13,858,494
Financials — 7.9%
Aflac, Inc.	35,828	1,895,301
Alleghany Corporation*	1,248	997,863
Allstate Corporation (The)	27,618	3,105,644
American Express Co.	13,985	1,740,993
American Financial Group, Inc.	8,676	951,323
American International Group, Inc.	1,388	71,246
Ameriprise Financial, Inc.	269	44,810
Arch Capital Group, Ltd.*	18,444	791,063
Arthur J. Gallagher & Co.	451	42,949
Assurant, Inc.	75	9,831
Assured Guaranty, Ltd.	3,251	159,364
Bank of America Corporation	31,022	1,092,595
Bank of Hawaii Corporation	7,533	716,840
Bank of New York Mellon Corporation (The)	56,765	2,856,983
Berkshire Hathaway, Inc. Class B*	3,602	815,853
BlackRock, Inc.	6,859	3,448,019
Capital One Financial Corporation	901	92,722
	Shares	Value
Capitol Federal Financial, Inc.	290,200	$ 3,984,446
Cboe Global Markets, Inc.	264	31,680
Charles Schwab Corporation (The)	2,229	106,011
Cincinnati Financial Corporation	334	35,120
Citigroup, Inc.	4,568	364,938
Citizens Financial Group, Inc.	836	33,950
CME Group, Inc.	16,945	3,401,200
Comerica, Inc.	81,402	5,840,594
Commerce Bancshares, Inc.Δ	15,318	1,040,736
Credit Acceptance CorporationΔ*	4,827	2,135,127
Cullen/Frost Bankers, Inc.	4,208	411,458
Discover Financial Services	9,426	799,513
E*TRADE Financial Corporation	326	14,791
East West Bancorp, Inc.Δ	13,129	639,382
Erie Indemnity Co. Class AΔ	861	142,926
Everest Re Group, Ltd.	3,806	1,053,653
Fidelity National Financial, Inc.	25,344	1,149,350
Fifth Third Bancorp	1,381	42,452
First Citizens BancShares, Inc. Class A	249	132,520
First Republic Bank	214	25,134
Franklin Resources, Inc.	636	16,523
Globe Life, Inc.	219	23,050
Goldman Sachs Group, Inc. (The)	615	141,407
Hartford Financial Services Group, Inc. (The)	633	38,467
Huntington Bancshares, Inc.	1,877	28,305
Intercontinental Exchange, Inc.	14,595	1,350,767
Invesco, Ltd.	816	14,672
JPMorgan Chase & Co.	59,181	8,249,831
KeyCorp	1,880	38,051
Lincoln National Corporation	388	22,896
Loews Corporation	373	19,579
M&T Bank Corporation	6,802	1,154,640
Markel Corporation*	1,365	1,560,427
MarketAxess Holdings, Inc.	74	28,054
Marsh & McLennan Cos., Inc.	81,472	9,076,796
MetLife, Inc.	2,122	108,158
Moody’s Corporation	247	58,640
Morgan Stanley	2,337	119,468
MSCI, Inc.	120	30,982
Nasdaq, Inc.	251	26,882
Northern Trust Corporation	23,771	2,525,431
People’s United Financial, Inc.	674	11,391
PNC Financial Services Group, Inc. (The)	68,083	10,868,089
Popular, Inc.	2,906	170,728
Principal Financial Group, Inc.	556	30,580
Progressive Corporation (The)	39,290	2,844,203
Prudential Financial, Inc.	758	71,055
Raymond James Financial, Inc.	240	21,470
Regions Financial Corporation	2,436	41,802
RenaissanceRe Holdings, Ltd.	2,135	418,503
S&P Global, Inc.	1,008	275,234
SEI Investments Co.	5,739	375,790
State Street Corporation	18,084	1,430,444
SVB Financial Group*	13,662	3,429,709
Synchrony Financial	1,366	49,190
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
T. Rowe Price Group, Inc.	9,945	$ 1,211,699
TFS Financial CorporationΔ	4,867	95,783
Travelers Cos., Inc. (The)	17,895	2,450,720
Truist Financial Corporation	6,527	367,591
U.S. Bancorp	48,270	2,861,928
Unum Group	295	8,602
W.R. Berkley Corporation	6,554	452,881
Wells Fargo & Co.	131,164	7,056,623
Zions Bancorp NA	159	8,255
		99,403,676
Health Care — 5.3%
Abbott Laboratories	15,592	1,354,321
ABIOMED, Inc.*	79	13,477
Agilent Technologies, Inc.	6,483	553,065
Alexion Pharmaceuticals, Inc.*	526	56,887
Align Technology, Inc.*	3,814	1,064,258
Amgen, Inc.	3,151	759,612
Anthem, Inc.	1,752	529,157
Baxter International, Inc.	5,622	470,112
Becton, Dickinson and Co.	3,267	888,526
Biogen, Inc.*	5,605	1,663,172
Bio-Techne Corporation	525	115,243
Boston Scientific Corporation*	2,122	95,957
Bristol-Myers Squibb Co.	7,212	462,938
Cardinal Health, Inc.	793	40,110
Centene Corporation*	791	49,730
Cerner Corporation	12,527	919,356
Chemed Corporation	2,596	1,140,319
Cigna Corporation	707	144,574
CVS Health Corporation	2,605	193,525
Danaher Corporation	10,863	1,667,253
DaVita, Inc.*	265	19,883
DENTSPLY SIRONA, Inc.	472	26,710
Edwards Lifesciences Corporation*	1,799	419,689
Eli Lilly & Co.	37,044	4,868,693
Gilead Sciences, Inc.	35,811	2,326,999
HCA Healthcare, Inc.	500	73,905
Henry Schein, Inc.Δ*	29,656	1,978,648
Hologic, Inc.*	508	26,523
Humana, Inc.	232	85,033
IDEXX Laboratories, Inc.*	111	28,985
Illumina, Inc.*	2,309	765,988
Incyte Corporation*	400	34,928
Intuitive Surgical, Inc.*	5,772	3,412,118
IQVIA Holdings, Inc.*	750	115,882
Johnson & Johnson	138,618	20,220,208
Laboratory Corporation of America Holdings*	195	32,988
McKesson Corporation	281	38,868
Mettler-Toledo International, Inc.*	2,046	1,623,051
PerkinElmer, Inc.	318	30,878
Quest Diagnostics, Inc.	63,402	6,770,700
Regeneron Pharmaceuticals, Inc.*	176	66,084
ResMed, Inc.	287	44,476
Stryker Corporation	8,748	1,836,555
Teleflex, Inc.	72	27,104
Thermo Fisher Scientific, Inc.	8,862	2,878,998
	Shares	Value
UnitedHealth Group, Inc.	13,247	$ 3,894,353
Universal Health Services, Inc. Class B	174	24,962
Varian Medical Systems, Inc.*	4,223	599,708
Vertex Pharmaceuticals, Inc.*	540	118,233
Waters Corporation*	589	137,620
WellCare Health Plans, Inc.*	76	25,096
West Pharmaceutical Services, Inc.	3,639	547,051
Zimmer Biomet Holdings, Inc.	334	49,993
Zoetis, Inc.	7,630	1,009,830
		66,342,332
Industrials — 4.6%
3M Co.	15,974	2,818,133
A.O. Smith Corporation	278	13,244
Alaska Air Group, Inc.	219	14,837
American Airlines Group, Inc.	534	15,315
AMETEK, Inc.	278	27,728
Arconic, Inc.	1,067	32,832
Boeing Co. (The)	3,556	1,158,403
C.H. Robinson Worldwide, Inc.	2,618	204,728
Caterpillar, Inc.	11,320	1,671,738
Cintas Corporation	4,601	1,238,037
Copart, Inc.*	6,027	548,095
CoStar Group, Inc.*	830	496,589
CSX Corporation	1,370	99,133
Cummins, Inc.	740	132,430
Deere & Co.	525	90,962
Delta Air Lines, Inc.	1,190	69,591
Dover Corporation	192	22,130
Emerson Electric Co.	132,540	10,107,500
Equifax, Inc.	234	32,788
Expeditors International of Washington, Inc.	8,970	699,839
Fastenal Co.	1,603	59,231
FedEx Corporation	6,676	1,009,478
Flowserve Corporation	291	14,483
Fortive Corporation	3,950	301,741
Fortune Brands Home & Security, Inc.	191	12,480
General Dynamics Corporation	4,890	862,351
General Electric Co.	16,053	179,151
Honeywell International, Inc.	15,689	2,776,953
Hubbell, Inc.	39,089	5,778,136
Huntington Ingalls Industries, Inc.	90	22,579
IDEX Corporation	1,433	246,476
IHS Markit, Ltd.*	500	37,675
Illinois ToolWorks, Inc.	20,860	3,747,082
J.B. Hunt Transport Services, Inc.	166	19,385
Jacobs Engineering Group, Inc.	178	15,990
Kansas City Southern	154	23,587
L3Harris Technologies, Inc.	371	73,410
Landstar System, Inc.	7,744	881,809
Lincoln Electric Holdings, Inc.	1,523	147,320
Lockheed Martin Corporation	2,760	1,074,689
Masco Corporation	401	19,244
Norfolk Southern Corporation	9,456	1,835,693
Northrop Grumman Corporation	317	109,038
PACCAR, Inc.	1,036	81,948

See Notes to Financial Statements.

	Shares	Value
Parker-Hannifin Corporation	254	$ 52,278
Quanta Services, Inc.	139	5,659
Raytheon Co.	518	113,825
Republic Services, Inc.	76,028	6,814,390
Robert Half International, Inc.	7,443	470,025
Rockwell Automation, Inc.	3,263	661,312
Rollins, Inc.	37,608	1,247,081
Roper Technologies, Inc.	165	58,448
Snap-on, Inc.	112	18,973
Southwest Airlines Co.	14,199	766,462
Stanley Black & Decker, Inc.	824	136,570
Teledyne Technologies, Inc.*	3,940	1,365,368
Textron, Inc.	272	12,131
TransDigm Group, Inc.	70	39,200
Union Pacific Corporation	7,248	1,310,366
United Airlines Holdings, Inc.*	286	25,194
United Parcel Service, Inc. Class B	23,617	2,764,606
United Rentals, Inc.*	123	20,513
United Technologies Corporation	1,452	217,452
Verisk Analytics, Inc.	1,068	159,495
W.W. Grainger, Inc.	77	26,066
Waste Management, Inc.	30,051	3,424,612
Westinghouse Air Brake Technologies Corporation	214	16,649
Xylem, Inc.	293	23,085
		58,573,741
Information Technology — 6.4%
Adobe, Inc.*	9,183	3,028,645
Advanced Micro Devices, Inc.*	2,022	92,729
Akamai Technologies, Inc.*	16,388	1,415,595
Alliance Data Systems Corporation	101	11,332
Amdocs, Ltd.	1,249	90,165
Amphenol Corporation Class A	6,664	721,245
Analog Devices, Inc.	634	75,345
ANSYS, Inc.*	1,329	342,098
Apple, Inc.	15,905	4,670,503
Applied Materials, Inc.	13,484	823,063
Arista Networks, Inc.*	84	17,086
Autodesk, Inc.*	417	76,503
Automatic Data Processing, Inc.	49,993	8,523,806
Broadcom, Inc.	1,745	551,455
Broadridge Financial Solutions, Inc.	168	20,755
Cadence Design Systems, Inc.*	408	28,299
CDW Corporation	133	18,998
Cisco Systems, Inc.	157,769	7,566,601
Citrix Systems, Inc.	271	30,054
Cognex Corporation	16,412	919,728
Cognizant Technology Solutions Corporation Class A	12,364	766,815
Corning, Inc.	1,580	45,994
DXC Technology Co.	631	23,719
F5 Networks, Inc.*	7,316	1,021,679
Fidelity National Information Services, Inc.	926	128,797
Fiserv, Inc.*	916	105,917
FleetCor Technologies, Inc.*	152	43,733
FLIR Systems, Inc.	145	7,550
	Shares	Value
Fortinet, Inc.*	195	$ 20,818
Gartner, Inc.*	125	19,263
Global Payments, Inc.	411	75,032
Hewlett Packard Enterprise Co.	2,988	47,390
HP, Inc.	2,972	61,075
Intel Corporation	31,305	1,873,604
International Business Machines Corporation	8,328	1,116,285
Intuit, Inc.	12,656	3,314,986
Jack Henry & Associates, Inc.	7,078	1,031,052
Juniper Networks, Inc.	751	18,497
Keysight Technologies, Inc.*	264	27,094
KLA Corporation	277	49,353
Lam Research Corporation	290	84,796
Leidos Holdings, Inc.	268	26,235
Mastercard, Inc. Class A	13,935	4,160,852
Maxim Integrated Products, Inc.	105,592	6,494,964
Microchip Technology, Inc.	461	48,276
Micron Technology, Inc.*	2,018	108,528
Microsoft Corporation	77,842	12,275,683
Motorola Solutions, Inc.	226	36,418
National Instruments Corporation	4,818	203,994
NetApp, Inc.	478	29,756
NortonLifeLock, Inc.	1,116	28,480
NVIDIA Corporation	4,452	1,047,556
Oracle Corporation	21,050	1,115,229
Paychex, Inc.	28,216	2,400,053
PayPal Holdings, Inc.*	4,127	446,418
Qorvo, Inc.*	254	29,522
QUALCOMM, Inc.	2,282	201,341
salesforce.com, Inc.*	1,620	263,477
ServiceNow, Inc.*	330	93,166
Skyworks Solutions, Inc.	3,393	410,146
Synopsys, Inc.*	179	24,917
Texas Instruments, Inc.	62,891	8,068,286
VeriSign, Inc.*	180	34,682
Visa, Inc. Class AΔ	22,215	4,174,199
Western Digital Corporation	561	35,607
Western Union Co. (The)	1,569	42,018
Xerox Holdings Corporation	523	19,283
Xilinx, Inc.	6,231	609,205
		81,335,745
Materials — 0.7%
Air Products & Chemicals, Inc.	4,769	1,120,667
Albemarle Corporation	215	15,704
Ball Corporation	452	29,231
Celanese Corporation	213	26,225
CF Industries Holdings, Inc.	450	21,483
Chemours Co. (The)	8,686	157,130
Corteva, Inc.	1,360	40,202
Dow, Inc.	1,455	79,632
DuPont de Nemours, Inc.	14,660	941,172
Eastman Chemical Co.	225	17,834
Ecolab, Inc.	17,904	3,455,293
FMC Corporation	211	21,062
Freeport-McMoRan, Inc.	2,892	37,943
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
International Flavors & Fragrances, Inc.Δ	260	$ 33,545
International Paper Co.	727	33,478
Martin Marietta Materials, Inc.	107	29,921
Mosaic Co. (The)	608	13,157
Newmont Goldcorp Corporation	12,607	547,774
Nucor Corporation	652	36,695
Packaging Corporation of America	176	19,710
PPG Industries, Inc.	6,306	841,788
Royal Gold, Inc.	689	84,230
Sealed Air Corporation	346	13,781
Sherwin-Williams Co. (The)	1,986	1,158,910
Vulcan Materials Co.	294	42,333
Westrock Co.	468	20,082
		8,838,982
Real Estate — 0.9%
Alexandria Real Estate Equities, Inc. REIT	172	27,792
American Tower Corporation REIT	763	175,353
Apartment Investment & Management Co. Class A REIT	480	24,792
AvalonBay Communities, Inc. REIT	351	73,605
Boston Properties, Inc. REIT	257	35,430
CBRE Group, Inc. Class A*	534	32,729
Crown Castle International Corporation REIT	826	117,416
Digital Realty Trust, Inc. REIT	362	43,346
Equinix, Inc. REIT	132	77,048
Equity Residential REIT	647	52,355
Essex Property Trust, Inc. REIT	109	32,794
Extra Space Storage, Inc. REIT	205	21,652
Federal Realty Investment Trust REIT	105	13,517
Healthpeak Properties, Inc. REIT	1,300	44,811
Host Hotels & Resorts, Inc. REIT	1,879	34,855
Iron Mountain, Inc. REIT	1,187	37,830
Kimco Realty Corporation REIT	1,844	38,189
Mid-America Apartment Communities, Inc. REIT	202	26,636
Prologis, Inc. REIT	1,007	89,764
Public Storage REIT	262	55,796
Realty Income Corporation REIT	709	52,204
Regency Centers Corporation REIT	625	39,431
SBA Communications Corporation REIT	150	36,148
Simon Property Group, Inc. REIT	700	104,272
SL Green Realty Corporation REIT	174	15,987
UDR, Inc. REIT	300	14,010
Ventas, Inc. REIT	810	46,769
Vornado Realty Trust REIT	299	19,883
Welltower, Inc. REIT	87,142	7,126,473
Weyerhaeuser Co. REIT	86,907	2,624,591
		11,135,478
Utilities — 4.6%
AES Corporation	1,420	28,258
Alliant Energy Corporation	300	16,416
Ameren Corporation	39,442	3,029,146
	Shares	Value
American Electric Power Co., Inc.	30,043	$ 2,839,364
American Water Works Co., Inc.	19,819	2,434,764
Aqua America, Inc.	5,637	264,601
Atmos Energy Corporation	66,844	7,477,170
CenterPoint Energy, Inc.	1,091	29,752
CMS Energy Corporation	4,647	292,017
Consolidated Edison, Inc.	18,667	1,688,803
Dominion Energy, Inc.	26,724	2,213,282
DTE Energy Co.	13,486	1,751,427
Duke Energy Corporation	28,351	2,585,895
Edison International	24,862	1,874,843
Entergy Corporation	480	57,504
Evergy, Inc.	32,489	2,114,709
Eversource EnergyΔ	19,578	1,665,500
Exelon Corporation	6,555	298,842
FirstEnergy Corporation	1,116	54,238
IDACORP, Inc.	6,421	685,763
NextEra Energy, Inc.	16,191	3,920,812
NiSource, Inc.	539	15,006
NRG Energy, Inc.	483	19,199
OGE Energy Corporation	3,485	154,978
ONE Gas, Inc.	63,242	5,917,554
Pinnacle West Capital Corporation	32,049	2,882,167
PPL Corporation	27,835	998,720
Public Service Enterprise Group, Inc.	11,028	651,203
Sempra Energy	14,683	2,224,181
Southern Co. (The)	18,676	1,189,661
Spire, Inc.	76,522	6,375,048
UGI Corporation	11,545	521,372
WEC Energy Group, Inc.Δ	13,353	1,231,547
Xcel Energy, Inc.Δ	10,724	680,867
		58,184,609
Total Common Stocks (Cost $387,375,889)		521,524,492
FOREIGN COMMON STOCKS — 5.8%
Curacao — 0.5%
Schlumberger, Ltd.	163,434	6,570,047
France — 1.0%
Sodexo SAΔ	28,300	3,353,765
TOTAL SA	170,023	9,383,169
		12,736,934
Ireland — 1.9%
Accenture PLC Class A	18,331	3,859,959
Allegion PLC	156	19,428
Eaton Corporation PLC	837	79,281
Ingersoll-Rand PLC	431	57,288
Johnson Controls International PLC	1,943	79,099
Linde PLC	13,439	2,861,163
Medtronic PLC	150,208	17,041,098
Pentair PLC	294	13,486
Seagate Technology PLC	660	39,270
Willis Towers Watson PLC	205	41,398
		24,091,470

See Notes to Financial Statements.

	Shares	Value
Japan — 0.1%
Honda Motor Co., Ltd.	26,500	$ 749,991
Jersey — 0.1%
Amcor PLC	4,160	45,094
Aptiv PLC	496	47,105
Janus Henderson Group PLCΔ	41,300	1,009,785
		1,101,984
Netherlands — 0.4%
Akzo Nobel NV	12,100	1,230,218
Koninklijke Ahold Delhaize NV	122,053	3,052,339
LyondellBasell Industries NV Class A	640	60,467
Mylan NV*	6,053	121,665
		4,464,689
Sweden — 0.0%
Atlas Copco AB, B Shares	13,200	458,318
Switzerland — 1.7%
Chubb, Ltd.	62,209	9,683,453
Garmin, Ltd.	2,476	241,559
Nestle SA	89,700	9,711,395
Novartis AG	3,800	359,820
Roche Holding AG	5,600	1,820,016
TE Connectivity, Ltd.	617	59,133
		21,875,376
United Kingdom — 0.1%
Aon PLC	5,570	1,160,175
Nielsen Holdings PLC	758	15,387
TechnipFMC PLC	1,083	23,220
		1,198,782
Total Foreign Common Stocks (Cost $62,181,376)		73,247,591
PREFERRED STOCKS — 0.9%
Bank of America Corporation, 7.25%, 12/30/19 CONVΔ	723	1,047,627
Becton, Dickinson and Co., 6.13%, 10/11/19 CONVΔ	87,600	5,734,296
Stanley Black & Decker, Inc., 5.38%, 01/30/20 CONVΔ	28,605	3,121,664
Wells Fargo & Co., 7.50%, 11/27/19 CONV	636	922,200
Total Preferred Stocks (Cost $9,791,594)		10,825,787
MUTUAL FUNDS — 0.8%
iShares Russell 1000 Value ETFΔ (Cost $9,633,560)	72,792	9,934,652

	Par
CORPORATE BONDS — 24.6%
Advanced Micro Devices, Inc.
2.13%, 09/01/26 CONV	$ 200,000	1,159,388
Akamai Technologies, Inc.
0.13%, 05/01/25 CONV	3,978,000	4,414,572
	Par	Value
0.38%, 09/01/27 144A CONV	$3,131,000	$3,097,168
Allscripts Healthcare Solutions, Inc.
1.25%, 07/01/20 CONV	2,397,000	2,379,178
0.88%, 01/01/27 144A CONV	2,345,000	2,305,463
Altair Engineering, Inc.
0.25%, 06/01/24 CONV	603,000	619,582
Alteryx, Inc.
0.50%, 08/01/24 144A CONV	2,360,000	2,260,144
1.00%, 08/01/26 144A CONV	1,193,000	1,120,930
Ares Capital Corporation
3.75%, 02/01/22 CONV	3,802,000	3,950,461
4.63%, 03/01/24 CONV	1,758,000	1,873,501
Atlassian, Inc.
0.63%, 05/01/23 CONV	514,000	813,557
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 03/15/28ρ^	3,116,000	3,457,825
Bank of New York Mellon Corporation (The)
(Variable, ICE LIBOR USD 3M + 3.42%), 4.95%, 06/20/20ρ^	582,000	587,954
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONVΔ	5,841,000	6,185,612
Blackline, Inc.
0.13%, 08/01/24 144A CONV	2,051,000	2,052,282
Blackstone Mortgage Trust, Inc. REIT
4.75%, 03/15/23 CONV	6,556,000	7,044,620
BofA Finance LLC
0.25%, 05/01/23 CONV	1,443,000	1,522,294
Booking Holdings, Inc.
0.35%, 06/15/20 CONV	1,879,000	2,920,677
Carbonite, Inc.
2.50%, 04/01/22 CONV	788,000	835,648
Charles Schwab Corporation (The)
(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/01/27ρ^	1,119,000	1,179,448
Chart Industries, Inc.
1.00%, 11/15/24 144A CONV	998,000	1,316,459
Chegg, Inc.
0.13%, 03/15/25 144A CONV	2,875,000	2,964,149
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ^	2,288,000	2,424,170
(Variable, U.S. SOFR + 3.81%), 5.00%, 09/12/24ρ^	1,594,000	1,670,711
CONMED Corporation
2.63%, 02/01/24 144A CONV	1,438,000	1,991,701
Coupa Software, Inc.
0.13%, 06/15/25 144A CONV	660,000	782,009
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Cypress Semiconductor Corporation
2.00%, 02/01/23 CONV	$1,834,000	$2,231,509
DexCom, Inc.
0.75%, 12/01/23 CONV	2,976,000	4,415,483
DISH Network Corporation
3.38%, 08/15/26 CONV	7,379,000	7,116,308
DocuSign, Inc.
0.50%, 09/15/23 CONVΔ	2,725,000	3,397,220
Dominion Energy, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.99%), 4.65%, 12/15/24ρ^	1,857,000	1,896,777
Duke Energy Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.39%), 4.88%, 09/16/24ρ^	2,719,000	2,855,426
Dycom Industries, Inc.
0.75%, 09/15/21 CONV	2,664,000	2,595,190
Envestnet, Inc.
1.75%, 06/01/23 CONV	1,834,000	2,203,823
Etsy, Inc.
0.13%, 10/01/26 144A CONV	3,524,000	3,187,259
Euronet Worldwide, Inc.
0.75%, 03/15/49 144A CONVΔ	548,000	655,017
Exact Sciences Corporation
1.00%, 01/15/25 CONV	490,000	708,662
0.38%, 03/15/27 CONV	2,964,000	3,365,992
Extra Space Storage LP REIT
3.13%, 10/01/35 144A CONV	2,801,000	3,294,676
FireEye, Inc.
0.88%, 06/01/24 CONV	2,608,000	2,634,502
Five9, Inc.
0.13%, 05/01/23 CONV	631,000	1,067,342
Fortive Corporation
0.88%, 02/15/22 144A CONV	1,884,000	1,909,858
FTI Consulting, Inc.
2.00%, 08/15/23 CONV	1,559,000	1,958,270
Greenbrier Cos., Inc. (The)
2.88%, 02/01/24 CONV	1,399,000	1,360,977
Guess?, Inc.
2.00%, 04/15/24 144A CONV	1,584,000	1,741,410
Herbalife Nutrition, Ltd.
2.63%, 03/15/24 CONV	2,019,000	2,099,420
IAC Financeco 3, Inc.
2.00%, 01/15/30 144A CONV	1,380,000	1,615,428
IH Merger Sub LLC REIT
3.50%, 01/15/22 CONV	2,353,000	3,177,289
Illumina, Inc.
0.50%, 06/15/21 CONVΔ	612,000	853,944
	Par	Value
0.00%, 08/15/23Ω CONVΔ	$2,943,000	$3,257,920
Insight Enterprises, Inc.
0.75%, 02/15/25 144A CONV	2,716,000	3,215,168
Insulet Corporation
1.38%, 11/15/24 CONV	2,000	3,809
0.38%, 09/01/26 144A CONV	3,065,000	3,193,696
InterDigital, Inc.
2.00%, 06/01/24 144A CONV	1,327,000	1,326,137
Ionis Pharmaceuticals, Inc.
0.13%, 12/15/24 144A CONV	1,161,000	1,185,419
Ironwood Pharmaceuticals, Inc.
0.75%, 06/15/24 144A CONV	745,000	883,941
1.50%, 06/15/26 144A CONV	720,000	864,840
j2 Global, Inc.
1.75%, 11/01/26 144A CONV	2,005,000	2,044,078
Jazz Investments I, Ltd.
1.88%, 08/15/21 CONV	861,000	888,659
1.50%, 08/15/24 CONVΔ	3,785,000	3,825,216
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.47%), 5.41%, 04/30/20†ρ	1,292,000	1,305,592
(Variable, U.S. SOFR + 3.38%), 5.00%, 08/01/24ρ^	4,279,000	4,455,509
KBR, Inc.
2.50%, 11/01/23 144A CONV	2,220,000	2,949,825
Liberty Interactive LLC
1.75%, 09/30/46 144A CONV	1,854,000	2,726,479
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23 CONV	1,207,000	1,608,572
Liberty Media Corporation
1.38%, 10/15/23 CONV	628,000	846,607
2.25%, 09/30/46 CONV	1,187,000	689,043
2.13%, 03/31/48 144A CONV	4,587,000	4,848,459
Ligand Pharmaceuticals, Inc.
0.75%, 05/15/23 CONV	1,127,000	975,463
Live Nation Entertainment, Inc.
2.50%, 03/15/23 CONV	5,943,000	7,261,752
Lumentum Holdings, Inc.
0.50%, 12/15/26 144A CONV	3,100,000	3,371,250
Macquarie Infrastructure Corporation
2.00%, 10/01/23 CONVΔ	2,299,000	2,204,290
Marriott Vacations Worldwide Corporation
1.50%, 09/15/22 CONV	4,957,000	5,310,876

See Notes to Financial Statements.

	Par	Value
Meritor, Inc.
3.25%, 10/15/37 CONV	$5,310,000	$5,790,512
Microchip Technology, Inc.
1.63%, 02/15/27 CONVΔ	5,376,000	7,674,240
National Health Investors, Inc. REIT
3.25%, 04/01/21 CONV	218,000	262,888
Neurocrine Biosciences, Inc.
2.25%, 05/15/24 CONV	804,000	1,235,175
New Relic, Inc.
0.50%, 05/01/23 CONV	4,719,000	4,597,645
NextEra Energy Partners LP
1.50%, 09/15/20 144A CONV	3,396,000	3,549,569
Nice Systems, Inc.
1.25%, 01/15/24 CONV	463,000	884,619
Nuance Communications, Inc.
1.25%, 04/01/25 CONV	2,852,000	3,182,268
1.00%, 12/15/35 CONV	853,000	860,996
NuVasive, Inc.
2.25%, 03/15/21 CONV	1,635,000	2,182,418
Oil States International, Inc.
1.50%, 02/15/23 CONVΔ	727,000	656,190
Okta, Inc.
0.13%, 09/01/25 144A CONV	2,470,000	2,401,128
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	3,124,000	4,253,303
1.63%, 10/15/23 CONV	967,000	1,335,669
OSI Systems, Inc.
1.25%, 09/01/22 CONV	944,000	1,034,190
Palo Alto Networks, Inc.
0.75%, 07/01/23 CONV	3,560,000	3,935,548
Pandora Media LLC
1.75%, 12/01/23 CONV	1,505,000	1,868,289
PDC Energy, Inc.
1.13%, 09/15/21 CONV	851,000	803,294
Plains All American Pipeline LP
(Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22ρ^	2,661,000	2,485,427
Progressive Corporation (The)
(Variable, ICE LIBOR USD 3M + 2.54%), 5.38%, 03/15/23ρ^	603,000	634,645
Proofpoint, Inc.
0.25%, 08/15/24 144A CONV	2,300,000	2,374,523
Pure Storage, Inc.
0.13%, 04/15/23 CONV	2,707,000	2,697,937
Q2 Holdings, Inc.
0.75%, 06/01/26 144A CONV	1,029,000	1,187,764
	Par	Value
Repligen Corporation
0.38%, 07/15/24 CONV	$ 581,000	$ 629,545
RH
1.93%, 06/15/23Ω CONVΔ	1,753,000	2,228,600
RingCentral, Inc.
0.00%, 03/15/23Ω CONV	478,000	1,004,899
SailPoint Technologies Holding, Inc.
0.13%, 09/15/24 144A CONV	1,858,000	2,008,016
ServiceNow, Inc.
0.00%, 06/01/22Ω CONV	159,000	335,833
Silicon Laboratories, Inc.
1.38%, 03/01/22 CONV	3,161,000	4,209,094
SM Energy Co.
1.50%, 07/01/21 CONV	822,000	786,398
Snap, Inc.
0.75%, 08/01/26 144A CONV	2,968,000	3,095,297
Splunk, Inc.
0.50%, 09/15/23 CONV	4,126,000	4,976,987
Square, Inc.
0.50%, 05/15/23 CONV	2,112,000	2,365,393
Starwood Property Trust, Inc. REIT
4.38%, 04/01/23 CONV	4,426,000	4,616,871
Supernus Pharmaceuticals, Inc.
0.63%, 04/01/23 CONV	2,074,000	1,887,694
Tabula Rasa HealthCare, Inc.
1.75%, 02/15/26 144A CONV	877,000	880,837
Teradyne, Inc.
1.25%, 12/15/23 CONV	844,000	1,853,115
Tesla, Inc.
2.00%, 05/15/24 CONV	3,375,000	5,110,838
Transocean, Inc.
0.50%, 01/30/23 CONVΔ	1,092,000	1,093,365
Tutor Perini Corporation
2.88%, 06/15/21 CONVΔ	1,555,000	1,484,852
Twilio, Inc.
0.25%, 06/01/23 CONV	491,000	750,707
Twitter, Inc.
0.25%, 06/15/24 CONV	4,032,000	3,906,000
Two Harbors Investment Corporation REIT
6.25%, 01/15/22 CONV	2,092,000	2,176,144
U.S. Bancorp
(Variable, ICE LIBOR USD 3M + 2.91%), 5.30%, 04/15/27ρ^	3,599,000	3,975,635
Verint Systems, Inc.
1.50%, 06/01/21 CONV	3,896,000	4,211,705
Vonage Holdings Corporation
1.75%, 06/01/24 144A CONV	730,000	655,464
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Wayfair, Inc.
1.13%, 11/01/24 CONV	$ 503,000	$ 522,589
1.00%, 08/15/26 144A CONV	3,935,000	3,480,208
Wells Fargo & Co.
(Variable, ICE LIBOR USD 3M + 3.77%), 5.66%, 03/15/20†ρΔ	3,576,000	3,625,170
Western Digital Corporation
1.50%, 02/01/24 CONV	1,905,000	1,875,234
Workday, Inc.
0.25%, 10/01/22 CONV	964,000	1,236,262
Workiva, Inc.
1.13%, 08/15/26 144A CONV	870,000	782,348
Wright Medical Group, Inc.
1.63%, 06/15/23 CONV	3,036,000	3,214,465
Zendesk, Inc.
0.25%, 03/15/23 CONV	1,398,000	1,911,980
Zillow Group, Inc.
2.00%, 12/01/21 CONV	1,461,000	1,638,012
0.75%, 09/01/24 144A CONV	1,440,000	1,759,223
Zynga, Inc.
0.25%, 06/01/24 144A CONV	3,182,000	3,249,617
Total Corporate Bonds (Cost $284,787,175)		309,940,519
FOREIGN BONDS — 1.9%
France — 1.1%
AXA SA
7.25%, 05/15/21 144A CONV	646,000	746,049
Cie Generale des Etablissements Michelin SCA
0.62%, 01/10/22Ω CONV	1,400,000	1,418,144
TOTAL SA
0.50%, 12/02/22 CONVΔ	4,000,000	4,246,840
Valeo SA
0.33%, 06/16/21Ω CONV	3,400,000	3,287,800
Vinci SA
0.38%, 02/16/22 CONV	3,200,000	3,894,848
		13,593,681
Israel — 0.3%
CyberArk Software, Ltd.
0.00%, 11/15/24 144AΩ CONV	2,050,000	2,127,222
Wix.com, Ltd.
0.00%, 07/01/23Ω CONVΔ	2,027,000	2,315,847
		4,443,069
	Par	Value
Netherlands — 0.5%
QIAGEN NV
0.88%, 03/19/21 CONV	$ 200,000	$ 249,796
1.00%, 11/13/24 CONV	2,800,000	2,855,138
STMicroelectronics NV
0.25%, 07/03/24 CONV	2,000,000	2,857,480
		5,962,414
Total Foreign Bonds (Cost $22,268,025)		23,999,164

	Shares
EQUITY-LINKED SECURITIES — 0.8%
Berkshire Hathaway, Inc., Issued by Citigroup Global Markets, Inc., Maturity Date 01/14/20 144A†††	7,500	1,667,025
Berkshire Hathaway, Inc., Issued by Royal Bank of Canada, Maturity Date 01/23/20 144A CONV	2,400	535,560
Cerner Corporation, Issued by Credit Suisse AG, Maturity Date 04/20/20 144A†††	10,600	730,372
Cerner Corporation, Issued by Credit Suisse AG, Maturity Date 06/22/20 144A†††	9,000	644,868
Cerner Corporation, Issued by Merrill Lynch International & Co. CV, Maturity Date 05/29/20 144A	16,700	1,195,865
Cerner Corporation, Issued by Morgan Stanley BV, Maturity Date 04/28/20 144A†††	12,600	882,252
Cerner Corporation, Issued by Royal Bank of Canada, Maturity Date 02/10/20 144A CONV†††	8,400	607,572
Emerson Electric Co., Issued by Credit Suisse AG, Maturity Date 04/30/20 144A†††	7,300	528,016
Ralph Lauren Corporation, Issued by UBS AG, Maturity Date 01/23/20 144A†††	7,300	845,450
Raytheon Co., Issued by UBS AG, Maturity Date 06/24/20 144A†††	5,600	1,202,376
Southwest Airlines Co., Issued by Citigroup Global Markets Holdings, Inc., Maturity Date 03/16/2020 144A†††	10,000	550,900
Southwest Airlines Co., Issued by UBS AG, Maturity Date 02/06/20 144A†††	10,600	559,998
Total Equity-Linked Securities (Cost $9,722,566)		9,950,254

See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 6.7%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	68,295,332	$68,295,332
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø§	15,051,560	15,051,560
Northern Institutional U.S. Government Portfolio (Shares), 1.48%Ø	1,497,777	1,497,777
Total Money Market Funds (Cost $84,844,669)		84,844,669

	Par
U.S. TREASURY OBLIGATIONS — 18.3%
U.S. Treasury Bills
1.70%, 04/02/20Ω‡‡	$ 1,000,000	996,158
2.32%, 04/23/20Ω	33,225,000	33,067,081
1.87%, 07/16/20Ω	48,989,000	48,580,588
1.58%, 10/08/20Ω	37,970,000	37,524,802
U.S. Treasury Notes
1.50%, 06/15/20	29,344,000	29,334,830
1.38%, 08/31/20	34,300,000	34,244,397
1.38%, 10/31/20	24,957,300	24,901,731
2.00%, 11/30/20	22,880,000	22,956,416
Total U.S. Treasury Obligations (Cost $231,301,296)		231,606,003
TOTAL INVESTMENTS — 101.1% (Cost $1,101,906,150)		1,275,873,131

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.0)%
S&P 500®, Strike Price $3,190.00, Expires 01/03/20 (MSCS)	(13)	$(4,200,014)	(60,580)
S&P 500®, Strike Price $3,200.00, Expires 01/06/20 (MSCS)	(12)	(3,876,936)	(47,400)
S&P 500®, Strike Price $3,210.00, Expires 01/08/20 (MSCS)	(13)	(4,200,014)	(45,110)
S&P 500®, Strike Price $3,230.00, Expires 01/10/20 (MSCS)	(13)	(4,200,014)	(31,135)
S&P 500®, Strike Price $3,255.00, Expires 01/13/20 (MSCS)	(12)	(3,876,936)	(15,060)
S&P 500®, Strike Price $3,260.00, Expires 01/15/20 (MSCS)	(12)	(3,876,936)	(15,540)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $3,285.00, Expires 01/17/20 (MSCS)	(14)	$ (4,523,092)	$ (10,360)
S&P 500®, Strike Price $3,285.00, Expires 01/22/20 (MSCS)	(13)	(4,200,014)	(12,025)
S&P 500®, Strike Price $3,290.00, Expires 01/21/20 (MSCS)	(13)	(4,200,014)	(9,295)
S&P 500®, Strike Price $3,295.00, Expires 01/27/20 (MSCS)	(14)	(4,523,092)	(12,880)
S&P 500®, Strike Price $3,295.00, Expires 01/29/20 (MSCS)	(14)	(4,523,092)	(15,540)
S&P 500®, Strike Price $3,310.00, Expires 01/24/20 (MSCS)	(13)	(4,200,014)	(6,760)
			(281,685)
Put Options — (0.1)%
S&P 500®, Strike Price $3,015.00, Expires 01/08/20 (MSCS)	(63)	(20,353,914)	(7,686)
S&P 500®, Strike Price $3,080.00, Expires 01/10/20 (MSCS)	(63)	(20,353,914)	(18,743)
S&P 500®, Strike Price $3,095.00, Expires 01/29/20 (MSCS)	(60)	(19,384,680)	(74,100)
S&P 500®, Strike Price $3,105.00, Expires 01/15/20 (MSCS)	(61)	(19,707,758)	(35,380)
S&P 500®, Strike Price $3,110.00, Expires 01/13/20 (MSCS)	(63)	(20,353,914)	(28,980)
S&P 500®, Strike Price $3,110.00, Expires 01/27/20 (MSCS)	(61)	(19,707,758)	(73,505)
S&P 500®, Strike Price $3,125.00, Expires 01/22/20 (MSCS)	(62)	(20,030,836)	(67,270)
S&P 500®, Strike Price $3,130.00, Expires 01/21/20 (MSCS)	(62)	(20,030,836)	(64,170)
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $3,135.00, Expires 01/17/20 (MSCS)	(58)	$(18,738,524)	$ (55,390)
S&P 500®, Strike Price $3,135.00, Expires 01/24/20 (MSCS)	(62)	(20,030,836)	(84,630)
			(509,854)
Total Written Options (Premiums received $(1,015,797))			(791,539)
Liabilities in Excess of Other Assets — (1.0)%			(12,560,720)
NET ASSETS — 100.0%			$1,262,520,872
Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2020	(155)	$(25,041,025)	$(466,502)
Forward Foreign Currency Contracts outstanding at December 31, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/20	Japanese Yen	40,506,240	U.S. Dollars	372,573	BOA	$ 2,176
03/31/20	Swedish Kronor	1,933,184	U.S. Dollars	206,484	GSC	825
03/31/20	Swiss Francs	315,778	U.S. Dollars	328,268	UBS	160
Subtotal Appreciation						$ 3,161
03/31/20	Swedish Kronor	123,552	U.S. Dollars	13,286	GSC	$ (37)
03/31/20	U.S. Dollars	588,227	Swedish Kronor	5,490,848	GSC	(596)
03/31/20	U.S. Dollars	990,094	Japanese Yen	107,710,240	BOA	(6,403)
03/31/20	U.S. Dollars	13,714,646	Euro	12,216,423	CS	(67,686)
03/31/20	U.S. Dollars	9,784,366	Swiss Francs	9,520,886	UBS	(117,935)
Subtotal Depreciation						$(192,657)
Total Forward Foreign Currency Contracts outstanding at December 31, 2019						$(189,496)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 521,524,492	$521,524,492	$ —	$ —
Corporate Bonds	309,940,519	—	309,940,519	—
Equity-Linked Securities	9,950,254	—	1,731,425	8,218,829
Foreign Bonds	23,999,164	—	23,999,164	—
Foreign Common Stocks:
Japan	749,991	—	749,991	—
Sweden	458,318	—	458,318	—
Switzerland	21,875,376	9,984,145	11,891,231	—
Other ^^	50,163,906	50,163,906	—	—
Total Foreign Common Stocks	73,247,591	60,148,051	13,099,540	—
Money Market Funds	84,844,669	84,844,669	—	—
Mutual Funds	9,934,652	9,934,652	—	—
Preferred Stocks	10,825,787	10,825,787	—	—
U.S. Treasury Obligations	231,606,003	—	231,606,003	—
Total Assets - Investments in Securities	$1,275,873,131	$687,277,651	$580,376,651	$8,218,829
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,161	$ —	$ 3,161	$ —
Total Assets - Other Financial Instruments	$ 3,161	$ —	$ 3,161	$ —
Liabilities:
Investments in Securities:
Written Options:
Call Options	$ (281,685)	$ (281,685)	$ —	$ —
Put Options	(509,854)	(509,854)	—	—
Total Written Options	(791,539)	(791,539)	—	—
Total Liabilities - Investments in Securities	$ (791,539)	$ (791,539)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (192,657)	$ —	$ (192,657)	$ —
Futures Contracts	(466,502)	(466,502)	—	—
Total Liabilities - Other Financial Instruments	$ (659,159)	$ (466,502)	$ (192,657)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forwards Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2019.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2019.
See Notes to Financial Statements.

Equity Index Fund (Unaudited)
The Fund was passively managed and attempted to replicate the performance of its benchmark, the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. However, it could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of faith-based investment policies and restrictions (100% would indicate perfect correlation).
The Investor Class of the Fund returned +31.33% for the one-year period ended December 31, 2019, as compared to a return of +31.49% for the S&P 500® Index. The return differential was primarily a result of faith-based investment restrictions and expenses of the Fund.
In 2019, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	22.6
Health Care	13.5
Financials	13.0
Communication Services	10.2
Consumer Discretionary	9.4
Industrials	8.9
Consumer Staples	6.9
Energy	4.2
Utilities	3.3
Real Estate	2.9
Money Market Funds	2.7
Materials	2.5
U.S. Treasury Obligation	0.1
100.2

See Notes to Financial Statements.

Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	31.68%	31.33%	31.49%
Five Year	11.72%	11.42%	11.69%
Ten year	13.57%	13.33%	13.55%
Since Inception	7.59%	7.44%	7.76%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	0.13%	0.38%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the S&P 500® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
COMMON STOCKS — 94.1%
Communication Services — 10.2%
Activision Blizzard, Inc.	54,306	$ 3,226,862
Alphabet, Inc. Class A*	22,325	29,901,882
Alphabet, Inc. Class C*	24,147	32,285,022
AT&T, Inc.	574,447	22,449,389
CenturyLink, Inc.	121,774	1,608,634
Charter Communications, Inc. Class A*	13,277	6,440,407
Comcast Corporation Class A	365,905	16,454,748
Discovery, Inc. Class AΔ*	27,796	910,041
Discovery, Inc. Class C*	15,921	485,431
DISH Network Corporation Class A*	18,408	652,932
Electronic Arts, Inc.*	25,211	2,710,435
Facebook, Inc. Class A*	184,041	37,774,415
Fox Corporation Class A	31,129	1,153,952
Fox Corporation Class B	9,099	331,204
Interpublic Group of Cos., Inc. (The)	47,139	1,088,911
Live Nation Entertainment, Inc.*	10,940	781,882
Netflix, Inc.*	34,494	11,161,223
News Corporation Class A	13,865	196,051
News Corporation Class B	13,984	202,908
Omnicom Group, Inc.	24,095	1,952,177
Take-Two Interactive Software, Inc.*	10,102	1,236,788
T-Mobile US, Inc.*	23,800	1,866,396
Twitter, Inc.*	52,713	1,689,452
Verizon Communications, Inc.	327,119	20,085,106
ViacomCBS, Inc. Class B	28,606	1,200,594
Walt Disney Co. (The)	142,641	20,630,168
		218,477,010
Consumer Discretionary — 9.3%
Advance Auto Parts, Inc.	6,948	1,112,792
Amazon.com, Inc.*	32,122	59,356,316
AutoZone, Inc.*	2,011	2,395,724
Best Buy Co., Inc.	15,833	1,390,137
Booking Holdings, Inc.*	3,419	7,021,703
BorgWarner, Inc.	6,279	272,383
Capri Holdings, Ltd.*	14,032	535,321
CarMax, Inc.*	16,274	1,426,742
Carnival Corporation	37,542	1,908,260
Chipotle Mexican Grill, Inc.*	1,449	1,212,972
D.R. Horton, Inc.	20,166	1,063,756
Darden Restaurants, Inc.	9,727	1,060,340
Dollar General Corporation	23,558	3,674,577
Dollar Tree, Inc.*	18,243	1,715,754
eBay, Inc.	59,500	2,148,545
Expedia Group, Inc.	10,462	1,131,361
Ford Motor Co.	395,246	3,675,788
Gap, Inc. (The)	36,887	652,162
General Motors Co.	106,950	3,914,370
Genuine Parts Co.	12,313	1,308,010
H&R Block, Inc.Δ	32,961	773,924
Hanesbrands, Inc.	14,216	211,108
Harley-Davidson, Inc.Δ	8,982	334,041
Hasbro, Inc.	10,784	1,138,898
Hilton Worldwide Holdings, Inc.	25,822	2,863,918
	Shares	Value
Home Depot, Inc. (The)	82,780	$ 18,077,496
Kohl’s Corporation	15,822	806,131
L Brands, Inc.	34,382	623,002
Leggett & Platt, Inc.Δ	4,991	253,692
Lennar Corporation Class A	21,185	1,181,911
LKQ Corporation*	18,658	666,091
Lowe’s Cos., Inc.	58,190	6,968,834
Macy’s, Inc.Δ	57,763	981,971
Marriott International, Inc. Class A	24,143	3,655,974
McDonald’s Corporation	60,328	11,921,416
Mohawk Industries, Inc.*	2,387	325,539
Newell Brands, Inc.	39,118	751,848
NIKE, Inc. Class B	94,490	9,572,782
Nordstrom, Inc.Δ	18,747	767,315
Norwegian Cruise Line Holdings, Ltd.*	15,478	904,070
NVR, Inc.*	266	1,013,037
O’Reilly Automotive, Inc.*	5,716	2,505,094
PulteGroup, Inc.	11,415	442,902
PVH Corporation	2,959	311,139
Ralph Lauren Corporation	2,058	241,239
Ross Stores, Inc.	25,592	2,979,421
Royal Caribbean Cruises, Ltd.	15,182	2,026,949
Starbucks Corporation	94,517	8,309,935
Tapestry, Inc.	24,199	652,647
Target Corporation	41,380	5,305,330
Tiffany & Co.	9,641	1,288,520
TJX Cos., Inc. (The)	90,590	5,531,425
Tractor Supply Co.	7,490	699,866
Ulta Beauty, Inc.*	3,840	972,058
Under Armour, Inc. Class AΔ*	20,379	440,186
Under Armour, Inc. Class CΔ*	9,410	180,484
VF Corporation	27,573	2,747,925
Whirlpool CorporationΔ	2,806	413,969
Yum! Brands, Inc.	23,522	2,369,371
		198,188,471
Consumer Staples — 6.9%
Archer-Daniels-Midland Co.	58,262	2,700,444
Campbell Soup Co.Δ	28,952	1,430,808
Church & Dwight Co., Inc.	27,416	1,928,441
Clorox Co. (The)Δ	12,213	1,875,184
Coca-Cola Co. (The)	369,705	20,463,172
Colgate-Palmolive Co.	85,113	5,859,179
Conagra Brands, Inc.Δ	41,499	1,420,926
Costco Wholesale Corporation	32,613	9,585,613
Coty, Inc. Class A	22,378	251,752
Estee Lauder Cos., Inc. (The) Class A	18,085	3,735,276
General Mills, Inc.	62,909	3,369,406
Hershey Co. (The)	15,496	2,277,602
Hormel Foods CorporationΔ	43,964	1,983,216
J.M. Smucker Co. (The)	15,075	1,569,760
Kellogg Co.	29,100	2,012,556
Kimberly-Clark Corporation	31,736	4,365,287
Kraft Heinz Co. (The)	75,933	2,439,727
Kroger Co. (The)	64,489	1,869,536
Lamb Weston Holdings, Inc.	17,029	1,465,005

See Notes to Financial Statements.

	Shares	Value
McCormick & Co., Inc. (Non-Voting Shares)	12,700	$ 2,155,571
Mondelez International, Inc. Class A	128,715	7,089,622
Monster Beverage Corporation*	46,680	2,966,514
PepsiCo, Inc.	124,871	17,066,120
Procter & Gamble Co. (The)	203,972	25,476,103
Sysco Corporation	34,878	2,983,464
Tyson Foods, Inc. Class A	35,391	3,221,997
Walgreens Boots Alliance, Inc.	61,239	3,610,651
Walmart, Inc.	109,781	13,046,374
		148,219,306
Energy — 4.0%
Apache CorporationΔ	23,559	602,875
Archrock, Inc.	13	131
Baker Hughes Co.	33,215	851,300
Cabot Oil & Gas Corporation	29,892	520,420
Chevron Corporation	148,265	17,867,415
Cimarex Energy Co.	3,553	186,497
Concho Resources, Inc.	15,869	1,389,648
ConocoPhillips	89,387	5,812,837
Devon Energy Corporation	38,557	1,001,325
Diamondback Energy, Inc.	10,890	1,011,245
EOG Resources, Inc.	40,407	3,384,490
Exterran Corporation*	6	47
Exxon Mobil Corporation	332,330	23,189,987
Halliburton Co.	74,621	1,825,976
Helmerich & Payne, Inc.	4,961	225,378
Hess CorporationΔ	18,891	1,262,108
HollyFrontier Corporation	10,771	546,197
Kinder Morgan, Inc.	146,006	3,090,947
Marathon Oil Corporation	69,854	948,617
Marathon Petroleum Corporation	50,234	3,026,599
National Oilwell Varco, Inc.	32,684	818,734
Noble Energy, Inc.	40,915	1,016,329
Occidental Petroleum Corporation	79,090	3,259,299
ONEOK, Inc.	32,556	2,463,513
Phillips 66	31,961	3,560,775
Pioneer Natural Resources Co.	11,479	1,737,576
Valero Energy Corporation	31,110	2,913,452
Williams Cos., Inc. (The)	96,309	2,284,449
		84,798,166
Financials — 12.4%
Aflac, Inc.	66,659	3,526,261
Allstate Corporation (The)	28,840	3,243,058
American Express Co.	47,721	5,940,787
American International Group, Inc.	67,569	3,468,317
Ameriprise Financial, Inc.	10,894	1,814,723
Arthur J. Gallagher & Co.	15,093	1,437,306
Assurant, Inc.	2,341	306,858
Bank of America Corporation	683,906	24,087,169
Bank of New York Mellon Corporation (The)	72,967	3,672,429
Berkshire Hathaway, Inc. Class B*	156,738	35,501,157
BlackRock, Inc.	9,421	4,735,937
Capital One Financial Corporation	34,907	3,592,279
Cboe Global Markets, Inc.	8,664	1,039,680
Charles Schwab Corporation (The)	92,054	4,378,088
	Shares	Value
Cincinnati Financial CorporationΔ	10,988	$ 1,155,388
Citigroup, Inc.	179,525	14,342,252
Citizens Financial Group, Inc.	37,570	1,525,718
CME Group, Inc.	28,081	5,636,418
Comerica, Inc.	10,547	756,747
Discover Financial Services	17,665	1,498,345
E*TRADE Financial Corporation	10,478	475,387
Everest Re Group, Ltd.	3,173	878,413
Fifth Third Bancorp	52,084	1,601,062
First Republic Bank	11,885	1,395,893
Franklin Resources, Inc.	23,495	610,400
Globe Life, Inc.	4,186	440,577
Goldman Sachs Group, Inc. (The)	27,330	6,283,987
Hartford Financial Services Group, Inc. (The)	28,747	1,746,955
Huntington Bancshares, Inc.Δ	83,830	1,264,156
Intercontinental Exchange, Inc.	43,068	3,985,944
Invesco, Ltd.Δ	43,478	781,735
JPMorgan Chase & Co.	250,114	34,865,892
KeyCorp	64,549	1,306,472
Lincoln National Corporation	19,455	1,148,040
Loews Corporation	12,502	656,230
M&T Bank Corporation	10,059	1,707,515
MarketAxess Holdings, Inc.	2,840	1,076,672
Marsh & McLennan Cos., Inc.	39,915	4,446,930
MetLife, Inc.	79,589	4,056,651
Moody’s Corporation	11,483	2,726,179
Morgan Stanley	104,741	5,354,360
MSCI, Inc.	5,076	1,310,522
Nasdaq, Inc.Δ	9,140	978,894
Northern Trust Corporation	16,617	1,765,390
People’s United Financial, Inc.	11,480	194,012
PNC Financial Services Group, Inc. (The)	34,137	5,449,289
Principal Financial Group, Inc.	22,421	1,233,155
Progressive Corporation (The)	45,104	3,265,079
Prudential Financial, Inc.	36,128	3,386,639
Raymond James Financial, Inc.	9,228	825,537
Regions Financial Corporation	83,579	1,434,216
S&P Global, Inc.	17,423	4,757,350
State Street Corporation	30,870	2,441,817
SVB Financial Group*	2,215	556,054
Synchrony Financial	55,655	2,004,137
T. Rowe Price Group, Inc.	15,490	1,887,302
Travelers Cos., Inc. (The)	21,004	2,876,498
Truist Financial Corporation	104,235	5,870,512
U.S. Bancorp	117,801	6,984,421
Unum Group	8,642	252,001
W.R. Berkley Corporation	11,267	778,550
Wells Fargo & Co.	318,305	17,124,809
Zions Bancorp NA	7,446	386,596
		264,231,147
Health Care — 12.8%
Abbott Laboratories	139,563	12,122,442
ABIOMED, Inc.*	6,766	1,154,212
Agilent Technologies, Inc.	32,843	2,801,836
Alexion Pharmaceuticals, Inc.*	24,651	2,666,006
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Align Technology, Inc.*	8,080	$ 2,254,643
Amgen, Inc.	55,832	13,459,420
Anthem, Inc.	21,194	6,401,224
Baxter International, Inc.	41,154	3,441,298
Becton, Dickinson and Co.	21,279	5,787,250
Biogen, Inc.*	18,945	5,621,550
Boston Scientific Corporation*	120,221	5,436,394
Bristol-Myers Squibb Co.	237,755	15,261,494
Cardinal Health, Inc.	27,527	1,392,316
Centene Corporation*	42,096	2,646,576
Cerner Corporation	28,126	2,064,167
Cigna Corporation	29,323	5,996,260
CVS Health Corporation	104,298	7,748,298
Danaher Corporation	49,319	7,569,480
DaVita, Inc.*	13,768	1,033,013
DENTSPLY SIRONA, Inc.	26,241	1,484,978
Edwards Lifesciences Corporation*	19,109	4,457,939
Eli Lilly & Co.	106,010	13,932,894
Gilead Sciences, Inc.	142,431	9,255,166
HCA Healthcare, Inc.	23,088	3,412,637
Henry Schein, Inc.Δ*	11,738	783,159
Hologic, Inc.*	29,305	1,530,014
Humana, Inc.	11,904	4,363,054
IDEXX Laboratories, Inc.*	8,626	2,252,507
Illumina, Inc.*	11,930	3,957,658
Incyte Corporation*	24,596	2,147,723
Intuitive Surgical, Inc.*	9,533	5,635,433
IQVIA Holdings, Inc.*	14,217	2,196,669
Johnson & Johnson	231,991	33,840,527
Laboratory Corporation of America Holdings*	7,436	1,257,948
McKesson Corporation	16,930	2,341,758
Mettler-Toledo International, Inc.*	2,187	1,734,903
PerkinElmer, Inc.	11,320	1,099,172
Quest Diagnostics, Inc.	16,017	1,710,456
Regeneron Pharmaceuticals, Inc.*	9,873	3,707,114
ResMed, Inc.	11,820	1,831,745
Stryker Corporation	26,037	5,466,208
Teleflex, Inc.	3,399	1,279,520
Thermo Fisher Scientific, Inc.	34,174	11,102,107
UnitedHealth Group, Inc.	74,142	21,796,265
Universal Health Services, Inc. Class B	9,989	1,433,022
Varian Medical Systems, Inc.*	9,565	1,358,326
Vertex Pharmaceuticals, Inc.*	27,353	5,988,939
Waters CorporationΔ*	6,921	1,617,092
WellCare Health Plans, Inc.*	4,802	1,585,668
Zimmer Biomet Holdings, Inc.	21,341	3,194,321
Zoetis, Inc.	78,966	10,451,150
		273,063,951
Industrials — 8.4%
3M Co.	48,160	8,496,387
A.O. Smith Corporation	16,217	772,578
Alaska Air Group, Inc.	10,021	678,923
American Airlines Group, Inc.Δ	38,478	1,103,549
AMETEK, Inc.	16,745	1,670,146
Arconic, Inc.	16,474	506,905
	Shares	Value
Boeing Co. (The)	41,191	$13,418,380
C.H. Robinson Worldwide, Inc.	12,459	974,294
Caterpillar, Inc.	44,540	6,577,667
Cintas Corporation	6,438	1,732,337
Copart, Inc.*	8,500	772,990
CSX Corporation	65,253	4,721,707
Cummins, Inc.	10,680	1,911,293
Deere & Co.	24,563	4,255,785
Delta Air Lines, Inc.	56,365	3,296,225
Dover Corporation	13,712	1,580,445
Emerson Electric Co.	55,944	4,266,290
Equifax, Inc.	8,312	1,164,677
Expeditors International of Washington, Inc.	6,818	531,940
Fastenal Co.Δ	36,004	1,330,348
FedEx Corporation	21,581	3,263,263
Flowserve Corporation	4,858	241,783
Fortive Corporation	28,093	2,146,024
Fortune Brands Home & Security, Inc.	18,870	1,232,966
General Dynamics Corporation	20,407	3,598,775
General Electric Co.	659,185	7,356,505
Honeywell International, Inc.	55,553	9,832,881
Huntington Ingalls Industries, Inc.	2,805	703,718
IDEX Corporation	5,716	983,152
IHS Markit, Ltd.*	26,223	1,975,903
Illinois ToolWorks, Inc.	22,337	4,012,395
J.B. Hunt Transport Services, Inc.	3,269	381,754
Jacobs Engineering Group, Inc.	4,647	417,440
Kansas City Southern	10,006	1,532,519
L3Harris Technologies, Inc.	16,801	3,324,414
Lockheed Martin Corporation	19,185	7,470,255
Masco Corporation	31,887	1,530,257
Norfolk Southern Corporation	19,839	3,851,345
Northrop Grumman Corporation	12,728	4,378,050
Old Dominion Freight Line, Inc.	4,952	939,791
PACCAR, Inc.	22,794	1,803,005
Parker-Hannifin Corporation	8,815	1,814,303
Quanta Services, Inc.	5,431	221,096
Raytheon Co.	22,977	5,048,966
Republic Services, Inc.	19,655	1,761,678
Robert Half International, Inc.	4,920	310,698
Rockwell Automation, Inc.	8,494	1,721,479
Rollins, Inc.	14,250	472,530
Roper Technologies, Inc.	6,043	2,140,612
Snap-on, Inc.Δ	5,899	999,291
Southwest Airlines Co.	36,781	1,985,438
Stanley Black & Decker, Inc.	10,352	1,715,741
Textron, Inc.	19,700	878,620
TransDigm Group, Inc.	3,870	2,167,200
Union Pacific Corporation	55,813	10,090,432
United Airlines Holdings, Inc.*	19,397	1,708,682
United Parcel Service, Inc. Class B	50,421	5,902,282
United Rentals, Inc.*	7,513	1,252,943
United Technologies Corporation	63,362	9,489,093
Verisk Analytics, Inc.	12,729	1,900,949
W.W. Grainger, Inc.	3,321	1,124,225
Waste Management, Inc.	33,085	3,770,367

See Notes to Financial Statements.

	Shares	Value
Westinghouse Air Brake Technologies Corporation	11,295	$ 878,751
Xylem, Inc.	6,524	514,026
		178,608,463
Information Technology — 21.9%
Adobe, Inc.*	35,347	11,657,794
Advanced Micro Devices, Inc.Δ*	82,934	3,803,353
Akamai Technologies, Inc.*	6,606	570,626
Alliance Data Systems Corporation	2,399	269,168
Amphenol Corporation Class A	18,535	2,006,043
Analog Devices, Inc.	29,267	3,478,090
ANSYS, Inc.*	9,168	2,359,935
Apple, Inc.	334,672	98,276,433
Applied Materials, Inc.	77,376	4,723,031
Arista Networks, Inc.*	4,638	943,369
Autodesk, Inc.*	15,847	2,907,291
Automatic Data Processing, Inc.	33,997	5,796,488
Broadcom, Inc.	31,170	9,850,343
Broadridge Financial Solutions, Inc.	6,807	840,937
Cadence Design Systems, Inc.*	14,000	971,040
CDW Corporation	11,000	1,571,240
Cisco Systems, Inc.	338,843	16,250,910
Citrix Systems, Inc.	9,508	1,054,437
Cognizant Technology Solutions Corporation Class A	43,559	2,701,529
Corning, Inc.	59,799	1,740,749
DXC Technology Co.	18,725	703,873
F5 Networks, Inc.*	2,480	346,332
Fidelity National Information Services, Inc.	46,186	6,424,011
Fiserv, Inc.*	41,181	4,761,759
FleetCor Technologies, Inc.*	6,254	1,799,401
FLIR Systems, Inc.	5,180	269,723
Fortinet, Inc.*	9,885	1,055,323
Gartner, Inc.Δ*	5,295	815,959
Global Payments, Inc.	22,769	4,156,709
Hewlett Packard Enterprise Co.	113,804	1,804,931
HP, Inc.	132,336	2,719,505
Intel Corporation	342,984	20,527,592
International Business Machines Corporation	72,240	9,683,050
Intuit, Inc.	17,914	4,692,214
Jack Henry & Associates, Inc.	5,530	805,555
Juniper Networks, Inc.	15,019	369,918
Keysight Technologies, Inc.*	13,420	1,377,295
KLA Corporation	9,794	1,744,997
Lam Research Corporation	10,705	3,130,142
Leidos Holdings, Inc.	10,893	1,066,316
Mastercard, Inc. Class A	68,771	20,534,333
Maxim Integrated Products, Inc.	19,970	1,228,355
Microchip Technology, Inc.Δ	16,977	1,777,831
Micron Technology, Inc.*	84,017	4,518,434
Microsoft Corporation	589,388	92,946,488
Motorola Solutions, Inc.	13,048	2,102,555
NetApp, Inc.	21,788	1,356,303
NortonLifeLock, Inc.	47,298	1,207,045
NVIDIA Corporation	46,907	11,037,217
	Shares	Value
Oracle Corporation	205,823	$ 10,904,502
Paychex, Inc.	27,668	2,353,440
PayPal Holdings, Inc.*	89,390	9,669,316
Qorvo, Inc.*	4,807	558,718
QUALCOMM, Inc.	91,816	8,100,926
salesforce.com, Inc.*	66,214	10,769,045
ServiceNow, Inc.*	14,510	4,096,463
Skyworks Solutions, Inc.	15,074	1,822,145
Synopsys, Inc.*	15,492	2,156,486
Texas Instruments, Inc.	69,952	8,974,142
VeriSign, Inc.*	7,867	1,515,814
Visa, Inc. Class AΔ	130,994	24,613,773
Western Digital Corporation	24,973	1,585,036
Western Union Co. (The)Δ	39,393	1,054,945
Xerox Holdings Corporation	11,464	422,678
Xilinx, Inc.	18,364	1,795,448
Zebra Technologies Corporation Class A*	4,187	1,069,527
		468,198,376
Materials — 2.0%
Air Products & Chemicals, Inc.	16,602	3,901,304
Albemarle CorporationΔ	5,038	367,975
Avery Dennison Corporation	3,272	428,043
Ball Corporation	26,240	1,696,941
Celanese Corporation	9,582	1,179,736
CF Industries Holdings, Inc.	17,082	815,495
Corteva, Inc.	55,219	1,632,274
Dow, Inc.	55,219	3,022,136
DuPont de Nemours, Inc.	62,802	4,031,888
Eastman Chemical Co.	14,389	1,140,472
Ecolab, Inc.	18,944	3,656,003
FMC Corporation	5,397	538,729
Freeport-McMoRan, Inc.Δ	112,863	1,480,763
International Flavors & Fragrances, Inc.Δ	8,221	1,060,673
International Paper Co.	43,581	2,006,905
Martin Marietta Materials, Inc.	5,969	1,669,171
Mosaic Co. (The)	26,057	563,873
Newmont Goldcorp Corporation	61,126	2,655,925
Nucor Corporation	32,443	1,825,892
Packaging Corporation of America	6,567	735,438
PPG Industries, Inc.	18,443	2,461,956
Sealed Air CorporationΔ	10,710	426,579
Sherwin-Williams Co. (The)	6,348	3,704,312
Vulcan Materials Co.	11,222	1,615,856
Westrock Co.	21,818	936,210
		43,554,549
Real Estate — 2.9%
Alexandria Real Estate Equities, Inc. REIT	3,214	519,318
American Tower Corporation REIT	32,883	7,557,171
Apartment Investment & Management Co. Class A REIT	5,953	307,472
AvalonBay Communities, Inc. REIT	11,730	2,459,781
Boston Properties, Inc. REIT	11,272	1,553,958
CBRE Group, Inc. Class A*	26,915	1,649,620
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Crown Castle International Corporation REIT	32,487	$ 4,618,027
Digital Realty Trust, Inc. REITΔ	16,030	1,919,432
Duke Realty Corporation REIT	32,547	1,128,405
Equinix, Inc. REIT	5,188	3,028,236
Equity Residential REIT	36,341	2,940,714
Essex Property Trust, Inc. REIT	5,627	1,692,939
Extra Space Storage, Inc. REIT	8,534	901,361
Federal Realty Investment Trust REIT	2,600	334,698
Healthpeak Properties, Inc. REIT	46,597	1,606,199
Host Hotels & Resorts, Inc. REIT	47,435	879,919
Iron Mountain, Inc. REIT	32,755	1,043,902
Kimco Realty Corporation REITΔ	56,971	1,179,869
Mid-America Apartment Communities, Inc. REIT	7,607	1,003,059
Prologis, Inc. REIT	48,593	4,331,580
Public Storage REIT	13,141	2,798,507
Realty Income Corporation REIT	28,647	2,109,279
Regency Centers Corporation REIT	15,104	952,911
SBA Communications Corporation REIT	9,082	2,188,671
Simon Property Group, Inc. REIT	28,493	4,244,317
SL Green Realty Corporation REIT	7,249	666,038
UDR, Inc. REIT	16,995	793,667
Ventas, Inc. REIT	33,547	1,937,004
Vornado Realty Trust REIT	15,993	1,063,535
Welltower, Inc. REIT	31,626	2,586,374
Weyerhaeuser Co. REIT	66,786	2,016,937
		62,012,900
Utilities — 3.3%
AES Corporation	56,201	1,118,400
Alliant Energy Corporation	6,500	355,680
Ameren Corporation	19,884	1,527,091
American Electric Power Co., Inc.	43,060	4,069,601
American Water Works Co., Inc.	16,565	2,035,010
Atmos Energy Corporation	8,640	966,470
CenterPoint Energy, Inc.	50,231	1,369,799
CMS Energy Corporation	24,417	1,534,364
Consolidated Edison, Inc.	33,879	3,065,033
Dominion Energy, Inc.	78,841	6,529,612
DTE Energy Co.	20,230	2,627,270
Duke Energy Corporation	63,450	5,787,275
Edison International	25,039	1,888,191
Entergy Corporation	9,511	1,139,418
Evergy, Inc.	17,247	1,122,607
Eversource EnergyΔ	22,827	1,941,893
Exelon Corporation	79,694	3,633,250
FirstEnergy Corporation	31,999	1,555,151
NextEra Energy, Inc.	35,828	8,676,109
NiSource, Inc.	23,079	642,519
NRG Energy, Inc.	19,377	770,236
Pinnacle West Capital Corporation	4,108	369,432
PPL Corporation	73,784	2,647,370
Public Service Enterprise Group, Inc.	46,751	2,760,647
	Shares	Value
Sempra Energy	20,984	$ 3,178,656
Southern Co. (The)	81,308	5,179,320
WEC Energy Group, Inc.Δ	28,327	2,612,599
Xcel Energy, Inc.Δ	35,982	2,284,497
		71,387,500
Total Common Stocks (Cost $1,378,047,455)		2,010,739,839
FOREIGN COMMON STOCKS — 3.3%
Curacao — 0.2%
Schlumberger, Ltd.	121,737	4,893,827
Ireland — 2.1%
Accenture PLC Class A	46,917	9,879,313
Allegion PLC	11,277	1,404,437
Eaton Corporation PLC	34,612	3,278,449
Ingersoll-Rand PLC	16,206	2,154,101
Johnson Controls International PLCΔ	75,803	3,085,940
Linde PLC	41,176	8,766,370
Medtronic PLC	104,997	11,911,910
Pentair PLC	6,692	306,962
Seagate Technology PLC	24,342	1,448,349
STERIS PLC	6,583	1,003,381
Willis Towers Watson PLC	8,889	1,795,045
		45,034,257
Jersey — 0.1%
Amcor PLCΔ	120,129	1,302,199
Aptiv PLC	15,022	1,426,639
		2,728,838
Netherlands — 0.2%
LyondellBasell Industries NV Class A	27,312	2,580,438
Mylan NV*	84,301	1,694,450
		4,274,888
Switzerland — 0.4%
Chubb, Ltd.	35,583	5,538,850
Garmin, Ltd.	8,253	805,163
TE Connectivity, Ltd.	28,610	2,741,982
		9,085,995
United Kingdom — 0.3%
Aon PLC	19,060	3,970,007
Nielsen Holdings PLC	40,749	827,205
TechnipFMC PLC	23,072	494,664
		5,291,876
Total Foreign Common Stocks (Cost $58,284,706)		71,309,681
MONEY MARKET FUNDS — 2.7%
GuideStone Money Market Fund, 1.53%Ø	53,884,078	53,884,078

See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø§	3,543,423	$ 3,543,423
Total Money Market Funds (Cost $57,427,501)		57,427,501

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $1,293,001)	$1,300,000	1,293,089
TOTAL INVESTMENTS — 100.2% (Cost $1,495,052,663)		2,140,770,110
Liabilities in Excess of Other Assets — (0.2)%		(5,116,182)
NET ASSETS — 100.0%		$2,135,653,928
Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2020	332	$53,636,260	$736,473
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$2,010,739,839	$2,010,739,839	$ —	$ —
Foreign Common Stocks	71,309,681	71,309,681	—	—
Money Market Funds	57,427,501	57,427,501	—	—
U.S. Treasury Obligation	1,293,089	—	1,293,089	—
Total Assets - Investments in Securities	$2,140,770,110	$2,139,477,021	$1,293,089	$ —
Other Financial Instruments***
Futures Contracts	$ 736,473	$ 736,473	$ —	$ —
Total Assets - Other Financial Instruments	$ 736,473	$ 736,473	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Value Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The Investor Class of the Fund outperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2019 (+26.80% versus +26.54%). The Fund underperformed in the first quarter, outperformed during the second and third quarters and experienced underperformance in the final quarter of the year. Large capitalization value stocks underperformed large capitalization growth stocks but still posted meaningful double-digit positive returns across all sectors in 2019. The Fund remained diversified, with a modest underweight to the financial services and utilities sectors and modest overweight to the producer durables sector. Security selection within the financial services and energy sectors contributed to benchmark-relative returns, while underweight exposure and selection within the utilities sector detracted from benchmark-relative returns during the year.
In 2019, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. In addition, currency forwards were used to hedge modest foreign currency exposure back to the U.S. dollar. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value equity securities. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	22.6
Health Care	15.6
Industrials	13.1
Energy	9.2
Information Technology	8.4
Consumer Discretionary	6.1
Consumer Staples	5.8
Communication Services	4.9
Materials	4.8
Utilities	4.4
Real Estate	2.6
Money Market Funds	2.4
U.S. Treasury Obligation	0.1
100.0

See Notes to Financial Statements.

Value Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	27.14%	26.80%	26.54%
Five Year	7.58%	7.31%	8.28%
Ten year	11.30%	11.04%	11.79%
Since Inception	7.07%	6.79%	7.44%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	0.61%	0.87%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
COMMON STOCKS — 82.9%
Communication Services — 4.9%
Activision Blizzard, Inc.	4,616	$ 274,283
Alphabet, Inc. Class A*	579	775,507
AMC Networks, Inc. Class A*	1,991	78,644
AT&T, Inc.	189,046	7,387,918
Charter Communications, Inc. Class A*	418	202,763
Comcast Corporation Class A	353,408	15,892,758
Discovery, Inc. Class AΔ*	95,700	3,133,218
Electronic Arts, Inc.*	21,968	2,361,780
Facebook, Inc. Class A*	3,195	655,774
Take-Two Interactive Software, Inc.*	18,139	2,220,758
Telephone & Data Systems, Inc.	52,119	1,325,386
T-Mobile US, Inc.*	610	47,836
Verizon Communications, Inc.	347,308	21,324,711
ViacomCBS, Inc. Class B	46,125	1,935,866
Walt Disney Co. (The)	11,107	1,606,405
		59,223,607
Consumer Discretionary — 5.6%
Advance Auto Parts, Inc.	43,371	6,946,299
Aramark	254,523	11,046,298
AutoNation, Inc.*	7,390	359,376
AutoZone, Inc.*	322	383,602
Bed Bath & Beyond, Inc.Δ	64,700	1,119,310
Best Buy Co., Inc.	949	83,322
Booking Holdings, Inc.*	609	1,250,722
Carnival Corporation	3,147	159,962
D.R. Horton, Inc.	12,341	650,988
Dana, Inc.	89,975	1,637,545
Deckers Outdoor Corporation*	5,760	972,634
Dick's Sporting Goods, Inc.	4,727	233,939
Dollar General Corporation	76,065	11,864,619
eBay, Inc.	60,375	2,180,141
Foot Locker, Inc.	3,851	150,151
Ford Motor Co.	27,968	260,102
General Motors Co.	7,797	285,370
Graham Holdings Co. Class B	495	316,300
Home Depot, Inc. (The)	2,888	630,681
Lennar Corporation Class A	120,869	6,743,282
Lowe’s Cos., Inc.	98,442	11,789,414
McDonald’s Corporation	4,148	819,686
Norwegian Cruise Line Holdings, Ltd.*	9,928	579,894
PulteGroup, Inc.	55,374	2,148,511
Starbucks Corporation	15,051	1,323,284
Tapestry, Inc.	52,462	1,414,900
Target Corporation	13,223	1,695,321
Toll Brothers, Inc.	14,463	571,433
Wyndham Destinations, Inc.	10,379	536,491
Yum! Brands, Inc.	440	44,321
		68,197,898
Consumer Staples — 5.2%
Coca-Cola Co. (The)	11,287	624,736
Colgate-Palmolive Co.	166,887	11,488,501
Conagra Brands, Inc.	74,268	2,542,936
General Mills, Inc.	6,126	328,109
	Shares	Value
Ingredion, Inc.	20,435	$ 1,899,433
Keurig Dr. Pepper, Inc.Δ	3,041	88,037
Kimberly-Clark Corporation	2,726	374,961
Kraft Heinz Co. (The)	8,709	279,820
Mondelez International, Inc. Class A	199,651	10,996,777
PepsiCo, Inc.	117,413	16,046,835
Pilgrim’s Pride Corporation*	19,589	640,854
Procter & Gamble Co. (The)	116,646	14,569,085
Tyson Foods, Inc. Class A	26,711	2,431,770
Walgreens Boots Alliance, Inc.	5,647	332,947
Walmart, Inc.	9,035	1,073,719
		63,718,520
Energy — 6.9%
Baker Hughes Co.	156,589	4,013,376
Chevron Corporation	229,685	27,679,339
ConocoPhillips	23,622	1,536,139
EOG Resources, Inc.	114,374	9,579,966
Exxon Mobil Corporation	26,474	1,847,356
Hess Corporation	122,841	8,207,007
HollyFrontier Corporation	43,073	2,184,232
Kinder Morgan, Inc.	12,038	254,845
Marathon Petroleum Corporation	54,524	3,285,071
Occidental Petroleum Corporation	6,304	259,788
PBF Energy, Inc. Class A	24,659	773,553
Phillips 66	126,396	14,081,778
Valero Energy Corporation	109,537	10,258,140
		83,960,590
Financials — 21.1%
Aflac, Inc.	4,527	239,478
Alleghany Corporation*	1,760	1,407,243
Allstate Corporation (The)	2,015	226,587
Ally Financial, Inc.	73,036	2,231,980
American Express Co.	65,470	8,150,360
American International Group, Inc.	290,285	14,900,329
Ameriprise Financial, Inc.	11,762	1,959,314
Arch Capital Group, Ltd.*	24,702	1,059,469
AXA Equitable Holdings, Inc.	97,540	2,417,041
Bank of America Corporation	52,142	1,836,441
Bank of New York Mellon Corporation (The)	228,108	11,480,676
BankUnited, Inc.	9,424	344,541
Berkshire Hathaway, Inc. Class B*	146,255	33,126,758
BlackRock, Inc.	689	346,360
Capital One Financial Corporation	10,830	1,114,515
Charles Schwab Corporation (The)	2,949	140,254
Citigroup, Inc.	137,952	11,020,985
Citizens Financial Group, Inc.	63,093	2,562,207
CME Group, Inc.	2,251	451,821
Comerica, Inc.	4,850	347,988
First Citizens BancShares, Inc. Class A	314	167,114
First Hawaiian, Inc.	40,260	1,161,501
Goldman Sachs Group, Inc. (The)	2,044	469,977
Hanover Insurance Group, Inc. (The)	5,199	710,547
Hartford Financial Services Group, Inc. (The)	66,564	4,045,094
Intercontinental Exchange, Inc.	52,606	4,868,685

See Notes to Financial Statements.

	Shares	Value
JPMorgan Chase & Co.	210,831	$ 29,389,841
Lincoln National Corporation	1,701	100,376
Marsh & McLennan Cos., Inc.	317	35,317
MetLife, Inc.	126,054	6,424,972
MGIC Investment Corporation	144,047	2,041,146
Morgan Stanley	39,964	2,042,960
Navient Corporation	88,650	1,212,732
New York Community Bancorp, Inc.Δ	326,476	3,924,242
Northern Trust Corporation	55,343	5,879,640
Old Republic International Corporation	73,809	1,651,107
PNC Financial Services Group, Inc. (The)	107,395	17,143,464
Popular, Inc.	31,192	1,832,530
Principal Financial Group, Inc.	18,236	1,002,980
Progressive Corporation (The)	2,335	169,031
Prudential Financial, Inc.	2,938	275,408
Radian Group, Inc.	38,979	980,712
Reinsurance Group of America, Inc.	91,316	14,889,987
TD Ameritrade Holding Corporation	121	6,014
Travelers Cos., Inc. (The)	1,449	198,441
Truist Financial Corporation	157,699	8,881,608
U.S. Bancorp	363,580	21,556,658
Voya Financial, Inc.	39,207	2,390,843
Wells Fargo & Co.	426,996	22,972,385
Wintrust Financial Corporation	24,003	1,701,813
Zions Bancorp NA	59,300	3,078,856
		256,570,328
Health Care — 10.5%
Abbott Laboratories	6,592	572,581
Alexion Pharmaceuticals, Inc.*	711	76,895
Amgen, Inc.	719	173,329
Anthem, Inc.	32,133	9,705,130
Baxter International, Inc.	1,977	165,317
Becton, Dickinson and Co.	1,687	458,813
Biogen, Inc.*	1,055	313,050
Bristol-Myers Squibb Co.	55,141	3,539,501
Bruker Corporation	18,430	939,377
Centene Corporation*	37,502	2,357,751
Cerner Corporation	138,300	10,149,837
Cigna Corporation	1,870	382,396
CVS Health Corporation	160,283	11,907,424
Danaher Corporation	3,783	580,615
Eli Lilly & Co.	17,925	2,355,883
Exelixis, Inc.*	117,627	2,072,588
Gilead Sciences, Inc.	72,990	4,742,890
HCA Healthcare, Inc.	850	125,639
Hologic, Inc.*	141,644	7,395,233
Humana, Inc.	617	226,143
Johnson & Johnson	186,130	27,150,783
McKesson Corporation	36,556	5,056,426
Molina Healthcare, Inc.*	24,089	3,268,636
Quest Diagnostics, Inc.	77,000	8,222,830
Regeneron Pharmaceuticals, Inc.*	576	216,277
Thermo Fisher Scientific, Inc.	919	298,556
UnitedHealth Group, Inc.	26,745	7,862,495
Varian Medical Systems, Inc.*	14,329	2,034,861
	Shares	Value
Zimmer Biomet Holdings, Inc.	99,796	$ 14,937,465
		127,288,721
Industrials — 10.2%
3M Co.	943	166,364
Allison Transmission Holdings, Inc.	25,547	1,234,431
Carlisle Cos., Inc.	568	91,925
Caterpillar, Inc.	3,127	461,795
Crane Co.	7,004	605,006
CSX Corporation	2,995	216,718
Curtiss-Wright Corporation	13,606	1,916,949
Deere & Co.	48,225	8,355,464
Delta Air Lines, Inc.	3,021	176,668
EMCOR Group, Inc.	16,925	1,460,628
Emerson Electric Co.	147,255	11,229,666
FedEx Corporation	1,579	238,761
Fortune Brands Home & Security, Inc.	11,087	724,425
General Dynamics Corporation	1,529	269,639
General Electric Co.	1,392,051	15,535,289
HD Supply Holdings, Inc.*	4,627	186,098
Honeywell International, Inc.	2,234	395,418
Hubbell, Inc.	62,875	9,294,182
J.B. Hunt Transport Services, Inc.	70,401	8,221,429
Jacobs Engineering Group, Inc.	97,061	8,718,990
JetBlue Airways Corporation*	118,556	2,219,368
ManpowerGroup, Inc.	23,824	2,313,310
Masco Corporation	16,136	774,367
Norfolk Southern Corporation	1,348	261,687
Oshkosh Corporation	9,200	870,780
Owens Corning	4,756	309,711
PACCAR, Inc.	27,364	2,164,492
Raytheon Co.	635	139,535
Regal Beloit Corporation	1,586	135,777
Roper Technologies, Inc.	430	152,319
Southwest Airlines Co.	194,440	10,495,871
Spirit AeroSystems Holdings, Inc. Class A	102,649	7,481,059
Terex Corporation	46,760	1,392,513
Textron, Inc.	70,333	3,136,852
Uber Technologies, Inc.*	4,695	139,629
United Airlines Holdings, Inc.*	25,968	2,287,521
United Parcel Service, Inc. Class B	26,635	3,117,893
United Technologies Corporation	59,556	8,919,107
Waste Management, Inc.	593	67,578
Westinghouse Air Brake Technologies Corporation	95,437	7,424,999
		123,304,213
Information Technology — 7.5%
Amdocs, Ltd.	10,778	778,064
Analog Devices, Inc.	1,759	209,040
Applied Materials, Inc.	2,012	122,812
Arrow Electronics, Inc.*	2,180	184,733
Autodesk, Inc.*	155	28,436
Avnet, Inc.	11,120	471,933
Broadcom, Inc.	24,795	7,835,716
Cadence Design Systems, Inc.*	32,241	2,236,236
Cisco Systems, Inc.	249,727	11,976,907
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Citrix Systems, Inc.	544	$ 60,330
Cognizant Technology Solutions Corporation Class A	3,431	212,791
Corning, Inc.	122,975	3,579,802
Cypress Semiconductor Corporation	120,279	2,806,109
Dell Technologies, Inc. Class C*	387	19,888
Fidelity National Information Services, Inc.	1,290	179,426
Fiserv, Inc.*	8,100	936,603
Genpact, Ltd.	2,114	89,147
HP, Inc.	135,767	2,790,012
Intel Corporation	51,304	3,070,544
International Business Machines Corporation	28,090	3,765,184
Jabil, Inc.	25,524	1,054,907
Maxim Integrated Products, Inc.	84,900	5,222,199
Micron Technology, Inc.*	14,110	758,836
Microsoft Corporation	78,062	12,310,377
ON Semiconductor Corporation*	55,100	1,343,338
Oracle Corporation	239,387	12,682,723
QUALCOMM, Inc.	96,804	8,541,017
Synopsys, Inc.*	15,337	2,134,910
Texas Instruments, Inc.	46,031	5,905,317
		91,307,337
Materials — 4.0%
Air Products & Chemicals, Inc.	59,823	14,057,807
Cabot Corporation	10,068	478,431
Corteva, Inc.	531,585	15,713,653
Domtar Corporation	5,122	195,865
Dow, Inc.	4,898	268,067
DuPont de Nemours, Inc.	125,673	8,068,207
Freeport-McMoRan, Inc.Δ	219,472	2,879,473
Huntsman Corporation	96,506	2,331,585
NewMarket Corporation	1,026	499,169
PPG Industries, Inc.	931	124,279
Reliance Steel & Aluminum Co.	14,929	1,787,897
Silgan Holdings, Inc.	10,008	311,049
Southern Copper CorporationΔ	587	24,936
Steel Dynamics, Inc.	39,087	1,330,521
		48,070,939
Real Estate — 2.6%
American Campus Communities, Inc. REIT	29,371	1,381,318
Brandywine Realty Trust REIT	9,323	146,837
CBRE Group, Inc. Class A*	41,240	2,527,600
Corporate Office Properties Trust REIT	39,350	1,156,103
Cousins Properties, Inc. REITΔ	42,725	1,760,270
Douglas Emmett, Inc. REIT	38,081	1,671,756
Hudson Pacific Properties, Inc. REIT	8,987	338,361
Jones Lang LaSalle, Inc.	19,220	3,346,010
Prologis, Inc. REIT	3,910	348,537
Public Storage REIT	313	66,657
Retail Properties of America, Inc. Class A REIT	3,986	53,412
Simon Property Group, Inc. REIT	25,773	3,839,146
Welltower, Inc. REIT	106,000	8,668,680
	Shares	Value
Weyerhaeuser Co. REIT	212,500	$ 6,417,500
		31,722,187
Utilities — 4.4%
AES Corporation	327,400	6,515,260
American Electric Power Co., Inc.	4,103	387,774
Dominion Energy, Inc.	56,379	4,669,309
DTE Energy Co.	6,187	803,506
Duke Energy Corporation	5,419	494,267
Edison International	52,689	3,973,277
Exelon Corporation	65,081	2,967,043
IDACORP, Inc.	4,757	508,048
NextEra Energy, Inc.	3,291	796,949
NRG Energy, Inc.	2,547	101,243
Pinnacle West Capital Corporation	166,700	14,991,331
PNM Resources, Inc.	9,648	489,250
Portland General Electric Co.	28,490	1,589,457
Public Service Enterprise Group, Inc.	29,615	1,748,766
Sempra Energy	10,638	1,611,444
Southern Co. (The)	6,960	443,352
Xcel Energy, Inc.Δ	184,700	11,726,603
		53,816,879
Total Common Stocks (Cost $855,208,634)		1,007,181,219
FOREIGN COMMON STOCKS — 14.6%
Curacao — 1.1%
Schlumberger, Ltd.	334,402	13,442,960
France — 1.7%
Sanofi ADRΔ	114,529	5,749,356
TOTAL SA ADR	265,400	14,676,620
		20,425,976
Germany — 0.8%
Siemens AG	73,535	9,612,711
Ireland — 4.7%
Eaton Corporation PLC	2,764	261,806
Jazz Pharmaceuticals PLC*	15,317	2,286,522
Johnson Controls International PLC	265,593	10,812,291
Linde PLC	3,260	694,054
Medtronic PLC	315,094	35,747,414
nVent Electric PLC	274,522	7,022,273
		56,824,360
Japan — 0.5%
Honda Motor Co., Ltd. ADRΔ	221,000	6,256,510
Netherlands — 0.3%
Koninklijke Philips NVΔ	62,200	3,035,360
LyondellBasell Industries NV Class A	1,867	176,394
		3,211,754
Singapore — 0.1%
Flex, Ltd.*	152,200	1,920,764
Switzerland — 4.1%
Chubb, Ltd.	117,732	18,326,163
Nestle SA	69,214	7,493,535
Novartis AG ADR	155,570	14,730,923

See Notes to Financial Statements.

	Shares	Value
TE Connectivity, Ltd.	101,500	$ 9,727,760
		50,278,381
United Kingdom — 1.3%
Mondi PLC	367,800	8,635,406
Nielsen Holdings PLC	336,507	6,831,092
		15,466,498
Total Foreign Common Stocks (Cost $164,386,190)		177,439,914
MONEY MARKET FUNDS — 2.4%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	28,844,651	28,844,651
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø§	993,789	993,789
Total Money Market Funds (Cost $29,838,439)		29,838,440

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $696,232)	$700,000	$ 696,279
TOTAL INVESTMENTS — 100.0% (Cost $1,050,129,495)		1,215,155,852
Liabilities in Excess of Other Assets — (0.0)%		(260,238)
NET ASSETS — 100.0%		$1,214,895,614
Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Micro S&P 500® E-Mini	03/2020	19	$ 306,955	$ 2,800
S&P 500® E-Mini	03/2020	109	17,609,495	325,041
Total Futures Contracts outstanding at December 31, 2019			$17,916,450	$327,841
Forward Foreign Currency Contracts outstanding at December 31, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/20	Swiss Francs	828,276	U.S. Dollars	850,941	UBS	$ 10,516
03/31/20	British Pounds	292,036	U.S. Dollars	381,366	JPM	6,439
Subtotal Appreciation						$ 16,955
03/31/20	U.S. Dollars	6,176,034	Japanese Yen	671,877,803	BOA	$ (39,939)
03/31/20	U.S. Dollars	8,676,748	British Pounds	6,588,956	JPM	(72,955)
03/31/20	U.S. Dollars	23,747,489	Euro	21,156,422	CS	(120,776)
03/31/20	U.S. Dollars	22,649,067	Swiss Francs	22,038,599	UBS	(272,417)
Subtotal Depreciation						$(506,087)
Total Forward Foreign Currency Contracts outstanding at December 31, 2019						$(489,132)
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,007,181,219	$1,007,181,219	$ —	$ —
Foreign Common Stocks:
Germany	9,612,711	—	9,612,711	—
Switzerland	50,278,381	42,784,846	7,493,535	—
Other	117,548,822	117,548,822	—	—
Total Foreign Common Stocks	177,439,914	160,333,668	17,106,246	—
Money Market Funds	29,838,440	29,838,440	—	—
U.S. Treasury Obligation	696,279	—	696,279	—
Total Assets - Investments in Securities	$1,215,155,852	$1,197,353,327	$17,802,525	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 16,955	$ —	$ 16,955	$ —
Futures Contracts	327,841	327,841	—	—
Total Assets - Other Financial Instruments	$ 344,796	$ 327,841	$ 16,955	$ —
Liabilities:
Other Financial Instruments
Forward Foreign Currency Contracts	$ (506,087)	$ —	$ (506,087)	$ —
Total Liabilities - Other Financial Instruments	$ (506,087)	$ —	$ (506,087)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts and forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forwards Foreign Currency Contracts outstanding" disclosures.

See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2019 (+34.42% versus +36.39%). The Fund outperformed in the first half of the year but experienced underperformance in the second half of the year, particularly in the third quarter. Large capitalization growth stocks significantly outperformed large capitalization value stocks during 2019 as the market rewarded stocks with higher beta, higher price-to-earnings (P/E) ratios and higher quality characteristics within the benchmark index. The Fund remained diversified, with a modest underweight to the technology and producer durables sectors and modest overweight to the healthcare and consumer staples sectors. Underweight exposure and selection within technology was the primary detractor from benchmark-relative performance, while security selection within the health care sector benefited benchmark-relative returns during the year.
In 2019, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. In addition, currency forwards were used to hedge foreign currency exposure back to the U.S. dollar. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented equities and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	33.3
Health Care	15.2
Consumer Discretionary	14.0
Communication Services	12.7
Industrials	8.1
Consumer Staples	6.6
Money Market Funds	4.0
Financials	2.8
Materials	1.8
Real Estate	1.3
Energy	1.0
U.S. Treasury Obligation	0.1
100.9
See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	34.79%	34.42%	36.39%
Five Year	13.59%	13.29%	14.62%
Ten year	14.51%	14.27%	15.21%
Since Inception	7.73%	7.56%	8.36%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	0.72%	0.98%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the Russell 1000® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
COMMON STOCKS — 89.2%
Communication Services — 12.7%
Activision Blizzard, Inc.	58,900	$ 3,499,838
Alphabet, Inc. Class A*	26,684	35,740,283
Alphabet, Inc. Class C*	33,896	45,319,630
Comcast Corporation Class A	254,239	11,433,128
Electronic Arts, Inc.*	92,971	9,995,312
Facebook, Inc. Class A*	352,426	72,335,436
Match Group, Inc.Δ*	136,100	11,175,171
Netflix, Inc.*	31,179	10,088,589
Sea, Ltd. ADRΔ*	28,500	1,146,270
Walt Disney Co. (The)	104,177	15,067,120
		215,800,777
Consumer Discretionary — 10.5%
Advance Auto Parts, Inc.	56,520	9,052,243
Amazon.com, Inc.*	54,968	101,572,069
Booking Holdings, Inc.*	7,472	15,345,471
Floor & Decor Holdings, Inc. Class A*	90,030	4,574,424
Home Depot, Inc. (The)	50,216	10,966,170
Starbucks Corporation	132,488	11,648,345
TJX Cos., Inc. (The)	140,679	8,589,860
Yum China Holdings, Inc.	147,146	7,064,479
Yum! Brands, Inc.	94,793	9,548,499
		178,361,560
Consumer Staples — 5.9%
Coca-Cola Co. (The)	235,030	13,008,911
Colgate-Palmolive Co.	257,492	17,725,749
Costco Wholesale Corporation	57,032	16,762,845
Estee Lauder Cos., Inc. (The) Class A	49,503	10,224,350
McCormick & Co., Inc. (Non-Voting Shares)	34,758	5,899,475
Monster Beverage Corporation*	358,476	22,781,150
Procter & Gamble Co. (The)	113,754	14,207,875
		100,610,355
Energy — 0.4%
Pioneer Natural Resources Co.	46,666	7,063,832
Financials — 2.8%
American Express Co.	92,361	11,498,021
BlackRock, Inc.	5,724	2,877,455
Charles Schwab Corporation (The)	233,928	11,125,616
FactSet Research Systems, Inc.Δ	35,272	9,463,478
SEI Investments Co.	194,147	12,712,745
		47,677,315
Health Care — 13.5%
ABIOMED, Inc.*	11,050	1,885,019
Alexion Pharmaceuticals, Inc.*	74,282	8,033,598
Align Technology, Inc.*	17,400	4,855,296
Amgen, Inc.	46,015	11,092,836
BioMarin Pharmaceutical, Inc.*	71,027	6,005,333
Cerner Corporation	154,802	11,360,919
Danaher Corporation	56,170	8,620,972
DexCom, Inc.*	47,996	10,498,645
Edwards Lifesciences Corporation*	68,238	15,919,243
Illumina, Inc.*	45,434	15,072,275
	Shares	Value
Intuitive Surgical, Inc.*	18,716	$ 11,063,963
Johnson & Johnson	71,096	10,370,774
Mirati Therapeutics, Inc.Δ*	20,753	2,674,232
Regeneron Pharmaceuticals, Inc.*	43,429	16,306,721
Sarepta Therapeutics, Inc.Δ*	25,214	3,253,615
Thermo Fisher Scientific, Inc.	85,796	27,872,547
UnitedHealth Group, Inc.	68,425	20,115,581
Varian Medical Systems, Inc.*	44,484	6,317,173
Zoetis, Inc.	281,164	37,212,055
		228,530,797
Industrials — 8.1%
BWX Technologies, Inc.	85,112	5,283,753
C.H. Robinson Worldwide, Inc.	51,323	4,013,459
Cintas Corporation	35,537	9,562,296
CoStar Group, Inc.*	17,941	10,734,100
Deere & Co.	79,368	13,751,300
Expeditors International of Washington, Inc.	197,302	15,393,502
Fortive Corporation	119,578	9,134,563
Honeywell International, Inc.	67,744	11,990,688
IHS Markit, Ltd.*	141,770	10,682,369
L3Harris Technologies, Inc.	25,570	5,059,536
Roper Technologies, Inc.	31,683	11,223,069
Uber Technologies, Inc.*	236,990	7,048,083
United Parcel Service, Inc. Class B	108,322	12,680,173
W.W. Grainger, Inc.	34,815	11,785,574
		138,342,465
Information Technology — 32.7%
Adobe, Inc.*	104,559	34,484,604
Akamai Technologies, Inc.*	127,981	11,054,999
Amphenol Corporation Class A	82,654	8,945,642
Apple, Inc.	173,840	51,048,116
Autodesk, Inc.*	197,992	36,323,612
Automatic Data Processing, Inc.	33,884	5,777,222
Cisco Systems, Inc.	264,238	12,672,855
Fidelity National Information Services, Inc.	60,920	8,473,363
Genpact, Ltd.	211,223	8,907,274
Intuit, Inc.	68,832	18,029,166
Microsoft Corporation	490,110	77,290,347
Nutanix, Inc. Class A*	152,092	4,754,396
NVIDIA Corporation	113,538	26,715,491
Oracle Corporation	637,462	33,772,737
Palo Alto Networks, Inc.*	39,440	9,120,500
PayPal Holdings, Inc.*	90,586	9,798,688
QUALCOMM, Inc.	319,357	28,176,868
salesforce.com, Inc.*	137,752	22,403,985
ServiceNow, Inc.*	47,700	13,466,664
Splunk, Inc.*	67,385	10,092,251
Texas Instruments, Inc.	100,970	12,953,441
TiVo Corporation	7	59
Twilio, Inc. Class AΔ*	22,200	2,181,816
Visa, Inc. Class AΔ	513,685	96,521,412
VMware, Inc. Class A	55,174	8,374,861
Workday, Inc. Class A*	19,700	3,239,665
		554,580,034

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Materials — 1.3%
Ecolab, Inc.	48,850	$ 9,427,561
Sherwin-Williams Co. (The)	20,246	11,814,351
		21,241,912
Real Estate — 1.3%
Equinix, Inc. REIT	17,211	10,046,061
SBA Communications Corporation REIT	52,378	12,622,574
		22,668,635
Total Common Stocks (Cost $980,336,796)		1,514,877,682
FOREIGN COMMON STOCKS — 7.6%
China — 3.5%
Alibaba Group Holding, Ltd. ADR*	281,487	59,703,393
Curacao — 0.6%
Schlumberger, Ltd.	236,701	9,515,380
France — 0.7%
Danone SA ADR	721,417	11,896,166
Ireland — 0.5%
Linde PLC	40,582	8,639,908
Netherlands — 0.5%
NXP Semiconductor NV	61,267	7,796,839
Switzerland — 1.7%
Alcon, Inc.*	1,524	86,212
Novartis AG ADR	133,401	12,631,741
Roche Holding AG ADRΔ	393,303	15,991,700
		28,709,653
	Shares	Value
United Kingdom — 0.1%
Atlassian Corporation PLC Class A*	20,400	$ 2,454,936
Total Foreign Common Stocks (Cost $99,566,883)		128,716,275
MONEY MARKET FUNDS — 4.0%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	52,530,177	52,530,177
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø§	13,382,687	13,382,687
Northern Institutional U.S. Government Portfolio (Shares), 1.48%Ø	2,306,677	2,306,677
Total Money Market Funds (Cost $68,219,541)		68,219,541

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $2,387,080)	$2,400,000	2,387,243
TOTAL INVESTMENTS — 100.9% (Cost $1,150,510,300)		1,714,200,741
Liabilities in Excess of Other Assets — (0.9)%		(16,051,189)
NET ASSETS — 100.0%		$1,698,149,552

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2020	204	$32,957,220	$609,921

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,514,877,682	$1,514,877,682	$ —	$ —
Foreign Common Stocks	128,716,275	128,716,275	—	—
Money Market Funds	68,219,541	68,219,541	—	—
U.S. Treasury Obligation	2,387,243	—	2,387,243	—
Total Assets - Investments in Securities	$1,714,200,741	$1,711,813,498	$2,387,243	$ —
Other Financial Instruments***
Futures Contracts	$ 609,921	$ 609,921	$ —	$ —
Total Assets - Other Financial Instruments	$ 609,921	$ 609,921	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of domestic, small capitalization stocks with both value- and growth-style orientations. The Investor Class of the Fund modestly underperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2019 (+24.97 versus +25.52%). The Fund outperformed in the first half of the year but experienced underperformance in the second half of the year. Small capitalization stocks underperformed large capitalization stocks but still posted meaningful double-digit gains during a period where the market rewarded higher beta, higher price-to-earnings (P/E) and lower dividend yielding names within the benchmark index. The Fund maintained an allocation across all sectors, with a modest overweight to the producer durables sector and modest underweights to the health care and financial services sectors. Security selection within the consumer discretionary and health care sectors detracted from benchmark-relative returns, while security selection within the producer durables sector benefited benchmark-relative returns for the one-year period.
In 2019, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. Small capitalization stocks are subject to greater risk than large capitalization stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	18.8
Financials	16.5
Industrials	15.9
Health Care	14.0
Consumer Discretionary	9.6
Real Estate	7.1
Money Market Funds	4.7
Materials	4.5
Utilities	3.3
Energy	3.0
Communication Services	2.6
Consumer Staples	2.0
U.S. Treasury Obligation	0.1
102.1

See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	25.29%	24.97%	25.52%
Five Year	6.66%	6.38%	8.22%
Ten year	11.48%	11.23%	11.82%
Since Inception	7.55%	7.34%	8.46%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	1.00%	1.26%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the Russell 2000® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
COMMON STOCKS — 93.3%
Communication Services — 2.1%
AMC Networks, Inc. Class A*	7,748	$ 306,046
ATN International, Inc.Δ	15,404	853,228
Care.com, Inc.*	1,007	15,135
Cogent Communications Holdings, Inc.Δ	29,000	1,908,490
comScore, Inc.Δ*	120,581	595,670
DHI Group, Inc.*	54,461	163,928
Emerald Expositions Events, Inc.	8,490	89,569
Liberty Latin America, Ltd. Class C*	45,148	878,580
Liberty TripAdvisor Holdings, Inc. Class AΔ*	4,369	32,112
Madison Square Garden Co. (The) Class A*	930	273,597
Marchex, Inc. Class BΔ*	63,168	238,775
Meet Group, Inc. (The)Δ*	145,288	727,893
MSG Networks, Inc. Class AΔ*	23,879	415,495
Nexstar Media Group, Inc. Class AΔ	6,768	793,548
Scholastic Corporation	15,992	614,892
Shenandoah Telecommunications Co.Δ	54,885	2,283,765
Telephone & Data Systems, Inc.	37,446	952,252
Tribune Publishing Co.	7,850	103,306
TrueCar, Inc.*	68,983	327,669
Yelp, Inc.*	26,698	929,891
Zynga, Inc. Class A*	37,871	231,771
		12,735,612
Consumer Discretionary — 9.6%
Adtalem Global Education, Inc.*	3,800	132,886
American Axle & Manufacturing Holdings, Inc.Δ*	95,654	1,029,237
American Eagle Outfitters, Inc.	100,072	1,471,058
American Public Education, Inc.*	21,003	575,272
Asbury Automotive Group, Inc.*	9,431	1,054,291
AutoNation, Inc.*	6,697	325,675
Bassett Furniture Industries, Inc.	4,291	71,574
BBX Capital Corporation	61,563	293,656
Big Lots, Inc.Δ	2,630	75,534
Callaway Golf Co.	95,600	2,026,720
Carriage Services, Inc.Δ	24,686	631,962
Cheesecake Factory, Inc. (The)Δ	35,077	1,363,092
Chegg, Inc.*	93,358	3,539,202
Chuy's Holdings, Inc.*	17,586	455,829
Collectors Universe, Inc.	8,702	200,581
Cooper-Standard Holdings, Inc.*	30,203	1,001,531
Deckers Outdoor Corporation*	5,074	856,796
Dick's Sporting Goods, Inc.Δ	23,955	1,185,533
Fiesta Restaurant Group, Inc.Δ*	37,977	375,593
Five Below, Inc.*	7,955	1,017,126
Floor & Decor Holdings, Inc. Class A*	39,900	2,027,319
GoPro, Inc. Class AΔ*	101,400	440,076
Green Brick Partners, Inc.*	33,914	389,333
Group 1 Automotive, Inc.	8,463	846,300
H&R Block, Inc.Δ	4,795	112,587
	Shares	Value
Habit Restaurants, Inc. (The) Class AΔ*	21,341	$ 222,587
Hibbett Sports, Inc.Δ*	22,928	642,901
Hilton Grand Vacations, Inc.*	45,100	1,550,989
Hooker Furniture CorporationΔ	14,735	378,542
Houghton Mifflin Harcourt Co.Δ*	93,986	587,413
Hudson, Ltd. Class A*	146,200	2,242,708
J.C. Penney Co., Inc.Δ*	302,820	339,158
Jack in the Box, Inc.Δ	23,400	1,825,902
K12, Inc.*	9,266	188,563
Lithia Motors, Inc. Class A	2,341	344,127
M/I Homes, Inc.*	24,307	956,480
Malibu Boats, Inc. Class A*	58,988	2,415,559
MarineMax, Inc.*	4,000	66,760
Meritage Homes Corporation*	12,197	745,359
Modine Manufacturing Co.*	46,200	355,740
Monro, Inc.Δ	28,150	2,201,330
National Vision Holdings, Inc.Δ*	89,100	2,889,513
Nautilus, Inc.Δ*	33,300	58,275
Office Depot, Inc.	109,752	300,720
Ollie's Bargain Outlet Holdings, Inc.Δ*	26,700	1,743,777
OneSpaWorld Holdings, Ltd.Δ*	120,600	2,030,904
Potbelly Corporation*	35,910	151,540
PulteGroup, Inc.	17,406	675,353
Quotient Technology, Inc.Δ*	46,259	456,114
Regis CorporationΔ*	34,305	613,030
Rocky Brands, Inc.	4,140	121,840
Sally Beauty Holdings, Inc.Δ*	11,772	214,839
Signet Jewelers, Ltd.Δ	2,205	47,937
Steven Madden, Ltd.	62,949	2,707,436
Strategic Education, Inc.Δ	22,300	3,543,470
Taylor Morrison Home Corporation Class A*	103,013	2,251,864
Tenneco, Inc. Class AΔ	45,300	593,430
TRI Pointe Group, Inc.*	4,640	72,291
Vista Outdoor, Inc.*	131,603	984,390
Wendy's Co. (The)	46,251	1,027,235
Wingstop, Inc.	1,100	94,853
		57,141,692
Consumer Staples — 2.0%
BJ's Wholesale Club Holdings, Inc.*	101,800	2,314,932
Central Garden & Pet Co. Class A*	20,154	591,721
Edgewell Personal Care Co.*	17,500	541,800
Farmer Brothers, Co.Δ*	11,403	171,729
Flowers Foods, Inc.	53,912	1,172,047
Fresh Del Monte Produce, Inc.	15,462	540,861
Ingles Markets, Inc. Class AΔ	17,161	815,319
Ingredion, Inc.	13,686	1,272,114
J&J Snack Foods Corporation	8,654	1,594,672
Lifevantage Corporation*	21,752	339,549
Post Holdings, Inc.*	800	87,280
Simply Good Foods Co. (The)*	72,900	2,080,566
SpartanNash Co.Δ	21,700	309,008
		11,831,598

See Notes to Financial Statements.

	Shares	Value
Energy — 3.0%
Amplify Energy CorporationΔ	9,326	$ 61,645
Apergy CorporationΔ*	43,800	1,479,564
Arch Coal, Inc. Class AΔ	17,580	1,261,189
Berry Petroleum Corporation	86,808	818,600
Cactus, Inc. Class A	30,300	1,039,896
Callon Petroleum Co.Δ*	56,306	271,959
CONSOL Energy, Inc.Δ*	21,883	317,522
Delek US Holdings, Inc.	59,043	1,979,712
DHT Holdings, Inc.Δ	4,668	38,651
Dorian LPG, Ltd.*	4,828	74,738
Exterran Corporation*	20,245	158,518
Forum Energy Technologies, Inc.*	1,844	3,098
Gran Tierra Energy, Inc.Δ*	132,517	170,947
Green Plains, Inc.Δ	54,672	843,589
Gulf Island Fabrication, Inc.*	2,060	10,444
Gulfport Energy CorporationΔ*	23,801	72,355
Hallador Energy Co.	2,900	8,613
HollyFrontier Corporation	11,986	607,810
International Seaways, Inc.*	3,837	114,189
Matador Resources Co.Δ*	78,800	1,416,036
Matrix Service Co.*	19,400	443,872
NexTier Oilfield Solutions, Inc.*	74,842	501,441
Overseas Shipholding Group, Inc. Class A*	138,146	317,736
Par Pacific Holdings, Inc.*	52,918	1,229,814
Parker Drilling Co.Δ*	1,400	31,500
Patterson-UTI Energy, Inc.Δ	48,672	511,056
Peabody Energy CorporationΔ	39,000	355,680
Renewable Energy Group, Inc.Δ*	26,300	708,785
SEACOR Holdings, Inc.*	10,900	470,335
SFL Corporation, Ltd.Δ	3,237	47,066
Southwestern Energy Co.Δ*	81,232	196,582
SRC Energy, Inc.*	21,502	88,588
Talos Energy, Inc.*	18,498	557,715
Teekay Tankers, Ltd. Class A*	8,532	204,512
World Fuel Services Corporation	34,965	1,518,180
		17,931,937
Financials — 16.5%
1st Source Corporation	15,402	799,056
Alleghany Corporation*	1,224	978,674
Amalgamated Bank Class A	9,600	186,720
American Equity Investment Life Holding Co.	77,867	2,330,559
AMERISAFE, Inc.Δ	11,100	732,933
Assured Guaranty, Ltd.	24,417	1,196,921
Athene Holding, Ltd. Class A*	22,930	1,078,398
Atlantic Capital Bancshares, Inc.*	9,400	172,490
AXA Equitable Holdings, Inc.	22,029	545,879
BancFirst CorporationΔ	9,100	568,204
Bancorp, Inc. (The)*	98,989	1,283,887
Bank of Commerce Holdings	2,061	23,846
Bank of Marin BancorpΔ	6,260	282,013
BankFinancial Corporation	3,900	51,012
Banner Corporation	14,600	826,214
BCB Bancorp, Inc.	18,439	254,274
Bridge Bancorp, Inc.	16,536	554,452
	Shares	Value
Bridgewater Bancshares, Inc.*	10,414	$ 143,505
Brighthouse Financial, Inc.*	33,177	1,301,534
Bryn Mawr Bank Corporation	19,661	810,820
C&F Financial Corporation	2,822	156,141
Capital City Bank Group, Inc.Δ	4,100	125,050
Capstar Financial Holdings, Inc.	5,547	92,358
Carter Bank & TrustΔ*	2,598	61,625
CBTX, Inc.	2,700	84,024
CenterState Bank Corporation	68,959	1,722,596
Central Pacific Financial Corporation	52,882	1,564,250
Central Valley Community Bancorp	5,300	114,851
Century Bancorp, Inc. Class A	3,277	294,799
Chemung Financial Corporation	736	31,280
CIT Group, Inc.	4,900	223,587
City Holding Co.Δ	12,917	1,058,548
Civista Bancshares, Inc.	5,887	141,288
Coastal Financial CorporationΔ*	1,289	21,230
Community Trust Bancorp, Inc.	6,200	289,168
Cowen, Inc. Class AΔ*	7,391	116,408
Customers Bancorp, Inc.*	30,529	726,895
Donegal Group, Inc. Class A	1,700	25,194
Donnelley Financial Solutions, Inc.Δ*	25,277	264,650
Eagle Bancorp, Inc.	26,704	1,298,616
East West Bancorp, Inc.Δ	12,600	613,620
eHealth, Inc.*	13,500	1,297,080
Enova International, Inc.*	2,700	64,962
Enterprise Financial Services Corporation	14,800	713,508
Essent Group, Ltd.	37,224	1,935,276
Evercore, Inc. Class A	25,700	1,921,332
FB Financial CorporationΔ	5,446	215,607
FedNat Holding Co.	6,279	104,420
Financial Institutions, Inc.	23,991	770,111
First American Financial Corporation	1,770	103,226
First Bancorp	41,405	1,652,474
First BanCorp (New York Exchange)	115,400	1,222,086
First Business Financial Services, Inc.Δ	4,500	118,485
First Citizens BancShares, Inc. Class AΔ	1,270	675,907
First Commonwealth Financial Corporation	35,100	509,301
First Defiance Financial CorporationΔ	9,800	308,602
First Financial Bancorp	71,931	1,829,925
First Financial Corporation	3,100	141,732
First Hawaiian, Inc.	800	23,080
First Interstate BancSystem, Inc. Class A	31,561	1,323,037
First Merchants Corporation	5,100	212,109
First Midwest Bancorp, Inc.	27,300	629,538
Flagstar Bancorp, Inc.Δ	29,724	1,136,943
Focus Financial Partners, Inc. Class A*	124,600	3,671,962
Great Southern Bancorp, Inc.	3,800	240,616
Great Western Bancorp, Inc.	53,073	1,843,756
Green Dot Corporation Class A*	26,500	617,450
Guaranty Bancshares, Inc.Δ	1,600	52,608
Hallmark Financial Services, Inc.*	45,980	807,869
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Hamilton Lane, Inc. Class A	54,858	$3,269,537
Hancock Whitney Corporation	17,800	781,064
Hanover Insurance Group, Inc. (The)	9,318	1,273,491
HCI Group, Inc.Δ	10,620	484,803
Heartland Financial USA, Inc.	4,900	243,726
Heritage Financial CorporationΔ	5,300	149,990
Heritage Insurance Holdings, Inc.	24,800	328,600
Home Bancorp, Inc.	500	19,595
HomeStreet, Inc.*	20,601	700,434
HomeTrust Bancshares, Inc.	7,260	194,786
Houlihan Lokey, Inc.	48,400	2,365,308
IBERIABANK Corporation	7,100	531,293
Independent Bank Corporation	17,414	1,449,715
Independent Bank Corporation (Berlin Exchange)	18,032	408,425
Independent Bank Group, Inc.	30,733	1,703,837
Kemper Corporation	7,365	570,787
LendingClub Corporation*	64,257	810,923
LendingTree, Inc.Δ*	1,977	599,901
Macatawa Bank CorporationΔ	7,300	81,249
Marlin Business Services Corporation	2,100	46,158
Mercantile Bank Corporation	200	7,294
Merchants Bancorp	6,686	131,781
Meridian Bancorp, Inc.	11,200	225,008
Metropolitan Bank Holding Corporation*	3,089	148,982
MGIC Investment Corporation	147,084	2,084,180
Mid Penn Bancorp, Inc.	5,310	152,928
MidWestOne Financial Group, Inc.	5,929	214,808
National General Holdings Corporation	26,800	592,280
Navient Corporation	85,039	1,163,334
Nelnet, Inc. Class A	7,876	458,698
Nicolet Bankshares, Inc.Δ*	3,500	258,475
Northrim BanCorp, Inc.	5,551	212,603
OFG Bancorp	16,518	389,990
Old National BancorpΔ	100,549	1,839,041
Old Republic International Corporation	16,512	369,373
Old Second Bancorp, Inc.	1,300	17,511
OP Bancorp	3,100	32,147
Opus Bank	13,222	342,053
Pacific Premier Bancorp, Inc.	5,317	173,361
Park National Corporation	3,766	385,563
Peapack Gladstone Financial Corporation	10,348	319,753
Peoples Bancorp, Inc.	2,400	83,184
People's Utah BancorpΔ	3,400	102,408
Popular, Inc.	20,262	1,190,392
Primerica, Inc.	4,035	526,810
Protective Insurance Corporation Class BΔ	2,100	33,789
QCR Holdings, Inc.	9,799	429,784
Radian Group, Inc.	50,569	1,272,316
Regional Management CorporationΔ*	4,133	124,114
Reinsurance Group of America, Inc.	4,738	772,578
Republic First Bancorp, Inc.*	9,729	40,667
Riverview Bancorp, Inc.	23,049	189,232
	Shares	Value
Santander Consumer USA Holdings, Inc.	39,520	$ 923,582
Selective Insurance Group, Inc.	21,595	1,407,778
Shore Bancshares, Inc.	2,900	50,344
Sierra Bancorp	19,397	564,841
SmartFinancial, Inc.	3,500	82,775
South State CorporationΔ	2,000	173,500
State Auto Financial CorporationΔ	2,000	62,040
Stewart Information Services CorporationΔ	27,180	1,108,672
Stifel Financial Corporation	34,248	2,077,141
Territorial Bancorp, Inc.Δ	1,900	58,786
Texas Capital Bancshares, Inc.*	3,100	175,987
Third Point Reinsurance, Ltd.*	50,277	528,914
TriCo Bancshares	14,000	571,340
TriState Capital Holdings, Inc.Δ*	4,945	129,163
TrustCo Bank Corporation	57,000	494,190
UMB Financial CorporationΔ	12,600	864,864
Umpqua Holdings Corporation	66,278	1,173,121
United Community Banks, Inc.	44,395	1,370,918
United Community Financial Corporation	9,993	116,518
United Insurance Holdings Corporation	12,926	162,997
Valley National Bancorp	153,784	1,760,827
Voya Financial, Inc.	27,853	1,698,476
Waddell & Reed Financial, Inc. Class AΔ	74,100	1,238,952
Washington Federal, Inc.	21,000	769,650
WesBanco, Inc.	20,707	782,518
Wintrust Financial Corporation	4,200	297,780
WisdomTree Investments, Inc.	209,700	1,014,948
WSFS Financial Corporation	22,040	969,540
		98,218,792
Health Care — 12.5%
Acceleron Pharma, Inc.*	39,200	2,078,384
Acorda Therapeutics, Inc.*	103,000	210,120
Adamas Pharmaceuticals, Inc.Δ*	65,016	246,411
Adaptive Biotechnologies CorporationΔ*	54,600	1,633,632
Addus HomeCare Corporation*	39,400	3,830,468
Aduro Biotech, Inc.*	2,500	2,950
Agios Pharmaceuticals, Inc.Δ*	24,548	1,172,167
Akorn, Inc.*	29,491	44,237
Allscripts Healthcare Solutions, Inc.*	123,864	1,215,725
AMAG Pharmaceuticals, Inc.Δ*	35,342	430,112
Anika Therapeutics, Inc.*	18,653	967,158
Applied Genetic Technologies CorporationΔ*	6,200	28,024
Aptinyx, Inc.Δ*	10,500	35,910
Assertio Therapeutics, Inc.Δ*	138,900	173,625
Beyondspring, Inc.Δ*	4,906	76,043
BioCryst Pharmaceuticals, Inc.Δ*	69,158	238,595
BioSpecifics Technologies Corporation*	5,771	328,601
Blueprint Medicines Corporation*	30,900	2,475,399
Bridgebio Pharma, Inc.Δ*	25,300	886,765

See Notes to Financial Statements.

	Shares	Value
Brookdale Senior Living, Inc.*	51,800	$ 376,586
Chimerix, Inc.Δ*	45,100	91,553
Cidara Therapeutics, Inc.Δ*	11,216	43,069
Coherus Biosciences, Inc.Δ*	10,100	181,851
Computer Programs & Systems, Inc.	14,715	388,476
Concert Pharmaceuticals, Inc.Δ*	22,053	203,439
CONMED Corporation	18,249	2,040,786
Cross Country Healthcare, Inc.*	23,600	274,232
CryoLife, Inc.*	46,914	1,270,900
CryoPort, Inc.Δ*	75,300	1,239,438
Cyclerion Therapeutics, Inc.*	5,700	15,504
Cytokinetics, Inc.Δ*	13,461	142,821
DaVita, Inc.*	4,301	322,704
Deciphera Pharmaceuticals, Inc.*	12,500	778,000
Eagle Pharmaceuticals, Inc.Δ*	16,600	997,328
Enanta Pharmaceuticals, Inc.*	9,744	601,984
Endologix, Inc.Δ*	22,807	36,035
Exelixis, Inc.*	63,967	1,127,099
Five Prime Therapeutics, Inc.*	20,738	95,187
HealthEquity, Inc.*	33,000	2,444,310
ImmunoGen, Inc.*	9,800	50,029
Inspire Medical Systems, Inc.*	27,100	2,011,091
Intercept Pharmaceuticals, Inc.Δ*	13,373	1,657,182
Intra-Cellular Therapies, Inc.Δ*	4,700	161,257
Intrexon CorporationΔ*	76,490	419,165
iRhythm Technologies, Inc.Δ*	25,300	1,722,677
Jounce Therapeutics, Inc.*	3,600	31,428
Kezar Life Sciences, Inc.Δ*	4,800	19,248
Lannett Co., Inc.Δ*	31,518	277,989
LHC Group, Inc.*	7,700	1,060,752
Ligand Pharmaceuticals, Inc.Δ*	15,553	1,622,022
Magellan Health, Inc.*	17,340	1,356,855
Medicines Co. (The)Δ*	21,756	1,847,955
Menlo Therapeutics, Inc.*	6,000	27,840
Meridian Bioscience, Inc.	27,206	265,803
Merit Medical Systems, Inc.Δ*	45,342	1,415,577
Minerva Neurosciences, Inc.Δ*	17,691	125,783
Molina Healthcare, Inc.*	1,850	251,027
NanoString Technologies, Inc.*	41,100	1,143,402
Natera, Inc.*	47,037	1,584,677
Neon Therapeutics, Inc.Δ*	1,136	1,340
NewLink Genetics CorporationΔ*	6,400	16,192
NuVasive, Inc.Δ*	33,333	2,577,974
OraSure Technologies, Inc.*	33,011	265,078
Orthofix Medical, Inc.*	11,413	527,052
Owens & Minor, Inc.Δ	74,100	383,097
Phreesia, Inc.Δ*	56,800	1,513,152
Prestige Consumer Healthcare, Inc.Δ*	60,289	2,441,704
Protagonist Therapeutics, Inc.*	2,900	20,445
PTC Therapeutics, Inc.*	30,934	1,485,760
Quidel Corporation*	27,511	2,064,150
Repligen Corporation*	24,295	2,247,288
Retrophin, Inc.Δ*	82,040	1,164,968
Rigel Pharmaceuticals, Inc.Δ*	49,544	106,024
RTI Surgical Holdings, Inc.Δ*	5,700	15,618
SeaSpine Holdings Corporation*	2,000	24,020
Silk Road Medical, Inc.Δ*	30,300	1,223,514
Spectrum Pharmaceuticals, Inc.Δ*	73,123	266,168
	Shares	Value
Spero Therapeutics, Inc.Δ*	3,648	$ 35,076
STAAR Surgical Co.Δ*	45,000	1,582,650
Supernus Pharmaceuticals, Inc.*	48,672	1,154,500
Sutro Biopharma, Inc.Δ*	3,100	34,100
Tabula Rasa HealthCare, Inc.Δ*	25,272	1,230,241
Tandem Diabetes Care, Inc.Δ*	43,900	2,616,879
Teladoc Health, Inc.Δ*	20,406	1,708,390
TG Therapeutics, Inc.Δ*	8,400	93,240
Triple-S Management Corporation Class BΔ*	17,855	330,139
Ultragenyx Pharmaceutical, Inc.Δ*	32,691	1,396,233
United Therapeutics Corporation*	1,600	140,928
UNITY Biotechnology, Inc.Δ*	14,055	101,337
Vanda Pharmaceuticals, Inc.*	82,810	1,358,912
Varex Imaging Corporation*	21,040	627,202
		74,550,758
Industrials — 15.8%
ABM Industries, Inc.	39,154	1,476,497
AECOM*	9,330	402,403
Aegion Corporation*	21,243	475,206
AGCO Corporation	8,900	687,525
Albany International Corporation Class A	24,500	1,860,040
Apogee Enterprises, Inc.Δ	15,513	504,173
Applied Industrial Technologies, Inc.	27,080	1,805,965
ArcBest Corporation	27,042	746,359
Armstrong Flooring, Inc.*	32,100	137,067
ASGN, Inc.*	65,382	4,640,161
Astec Industries, Inc.	19,213	806,946
Atkore International Group, Inc.*	24,794	1,003,165
Axon Enterprise, Inc.Δ*	20,100	1,472,928
Barnes Group, Inc.	17,337	1,074,201
Briggs & Stratton CorporationΔ	87,409	582,144
BrightView Holdings, Inc.Δ*	58,990	995,161
Builders FirstSource, Inc.*	51,335	1,304,422
Casella Waste Systems, Inc. Class A*	73,906	3,401,893
CIRCOR International, Inc.Δ*	45,400	2,099,296
Clean Harbors, Inc.*	26,700	2,289,525
Columbus McKinnon Corporation	37,419	1,497,883
Commercial Vehicle Group, Inc.Δ*	127,459	809,365
Continental Building Products, Inc.*	52,229	1,902,702
Echo Global Logistics, Inc.*	25,500	527,850
EMCOR Group, Inc.	35,766	3,086,606
ESCO Technologies, Inc.	13,761	1,272,893
Exponent, Inc.	33,200	2,291,132
Federal Signal Corporation	66,480	2,143,980
Foundation Building Materials, Inc.*	30,176	583,906
Gibraltar Industries, Inc.*	7,952	401,099
GMS, Inc.*	24,042	651,057
Granite Construction, Inc.Δ	34,997	968,367
Great Lakes Dredge & Dock Corporation*	82,616	936,039
Hawaiian Holdings, Inc.	9,903	290,059
HC2 Holdings, Inc.Δ*	3,636	7,890
Herc Holdings, Inc.*	23,472	1,148,720
Herman Miller, Inc.	22,788	949,120
HNI Corporation	26,244	983,100
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Hub Group, Inc. Class A*	28,015	$ 1,436,889
Hyster-Yale Materials Handling, Inc.Δ	5,600	330,176
Insteel Industries, Inc.	1,000	21,490
JetBlue Airways Corporation*	49,631	929,092
Kadant, Inc.Δ	14,502	1,527,641
Kelly Services, Inc. Class A	17,500	395,150
Kimball International, Inc. Class B	34,737	718,014
Knoll, Inc.	21,861	552,209
LB Foster Co. Class A*	4,087	79,206
Lennox International, Inc.Δ	1,380	336,679
Manitowoc Co., Inc. (The)*	53,200	931,000
ManpowerGroup, Inc.	4,950	480,645
MasTec, Inc.Δ*	25,297	1,623,056
Mobile Mini, Inc.	21,549	816,923
MRC Global, Inc.Δ*	4,702	64,135
MYR Group, Inc.*	39,083	1,273,715
Navistar International Corporation*	20,100	581,694
Orion Group Holdings, Inc.*	8,876	46,066
Oshkosh Corporation	4,982	471,546
Park-Ohio Holdings Corporation	2,800	94,220
Parsons Corporation*	55,600	2,295,168
Patrick Industries, Inc.Δ	24,200	1,268,806
Pitney Bowes, Inc.Δ	184,300	742,729
Powell Industries, Inc.	6,400	313,536
Proto Labs, Inc.*	21,200	2,152,860
Quanex Building Products Corporation	23,984	409,647
R.R. Donnelley & Sons Co.Δ	144,200	569,590
RBC Bearings, Inc.*	7,300	1,155,882
Resideo Technologies, Inc.*	10,776	128,558
REV Group, Inc.	28,019	342,672
Rexnord Corporation*	157,352	5,132,822
Simpson Manufacturing Co., Inc.	13,128	1,053,259
Spartan Motors, Inc.	3,354	60,640
Steelcase, Inc. Class A	4,856	99,354
Sterling Construction Co., Inc.Δ*	66,284	933,279
Terex Corporation	41,320	1,230,510
Tetra Tech, Inc.	23,115	1,991,588
Titan International, Inc.	35,649	129,049
TriNet Group, Inc.*	63,900	3,617,379
TrueBlue, Inc.*	29,290	704,717
US Ecology, Inc.	26,668	1,544,344
Veritiv CorporationΔ*	10,800	212,436
Viad Corporation	27,700	1,869,750
Wabash National Corporation	61,131	898,014
Werner Enterprises, Inc.	11,923	433,878
WESCO International, Inc.*	6,560	389,598
Willdan Group, Inc.Δ*	35,900	1,140,902
WillScot Corporation*	100,100	1,850,849
Woodward, Inc.	4,183	495,435
XPO Logistics, Inc.Δ*	1,800	143,460
		94,237,102
Information Technology — 17.2%
2U, Inc.Δ*	49,200	1,180,308
ACI Worldwide, Inc.*	72,000	2,727,720
ADTRAN, Inc.	33,000	326,370
Alpha & Omega Semiconductor, Ltd.*	13,288	180,983
	Shares	Value
Amkor Technology, Inc.*	70,373	$ 914,849
Anixter International, Inc.*	7,102	654,094
Arlo Technologies, Inc.*	77,708	327,151
Arrow Electronics, Inc.*	800	67,792
Avnet, Inc.	34,435	1,461,421
Bel Fuse, Inc. Class B	6,615	135,608
Belden, Inc.	22,307	1,226,885
Benchmark Electronics, Inc.	37,400	1,285,064
Bill.Com Holdings, Inc.*	22,100	840,905
Blackbaud, Inc.Δ	7,961	633,696
Booz Allen Hamilton Holding Corporation	5,060	359,918
Bottomline Technologies de, Inc.*	41,400	2,219,040
Brooks Automation, Inc.	67,995	2,853,070
Cabot Microelectronics CorporationΔ	12,000	1,731,840
Calix, Inc.*	19,958	159,664
Casa Systems, Inc.*	24,500	100,205
Cirrus Logic, Inc.*	26,100	2,150,901
CSG Systems International, Inc.	19,093	988,636
Daktronics, Inc.	18,400	112,056
DASAN Zhone Solutions, Inc.*	9,416	83,426
Diebold Nixdorf, Inc.Δ*	13,500	142,560
Digi International, Inc.*	16,900	299,468
EMCORE CorporationΔ*	7,100	21,584
Envestnet, Inc.*	44,400	3,091,572
Evo Payments, Inc. Class A*	62,700	1,655,907
ExlService Holdings, Inc.*	69,629	4,836,430
Harmonic, Inc.*	80,300	626,340
I3 Verticals, Inc. Class A*	63,200	1,785,400
II-VI, Inc.Δ*	48,628	1,637,305
Infinera CorporationΔ*	96,300	764,622
Insight Enterprises, Inc.Δ*	16,045	1,127,803
Instructure, Inc.*	34,700	1,672,887
Intevac, Inc.*	5,163	36,451
j2 Global, Inc.Δ	66,828	6,262,452
Jabil, Inc.	40,085	1,656,713
KBR, Inc.	7,518	229,299
Kopin CorporationΔ*	9,500	3,810
Kulicke & Soffa Industries, Inc.	17,810	484,432
Littelfuse, Inc.Δ	16,200	3,099,060
MACOM Technology Solutions Holdings, Inc.*	9,833	261,558
Manhattan Associates, Inc.*	6,768	539,748
MaxLinear, Inc.Δ*	65,474	1,389,358
Medallia, Inc.Δ*	23,400	727,974
MicroStrategy, Inc. Class A*	7,072	1,008,679
MKS Instruments, Inc.	21,400	2,354,214
NeoPhotonics Corporation*	13,000	114,660
NETGEAR, Inc.*	41,269	1,011,503
NetScout Systems, Inc.*	49,680	1,195,798
New Relic, Inc.*	30,600	2,010,726
nLight, Inc.*	54,000	1,095,120
Paylocity Holding Corporation*	46,144	5,575,118
Pegasystems, Inc.	16,500	1,314,225
Pixelworks, Inc.*	23,269	91,214
Plantronics, Inc.	24,321	664,936
Pluralsight, Inc. Class AΔ*	99,100	1,705,511

See Notes to Financial Statements.

	Shares	Value
Priority Technology Holdings, Inc.Δ*	122,900	$ 301,105
Progress Software Corporation	13,751	571,354
Q2 Holdings, Inc.*	76,892	6,234,403
Rapid7, Inc.*	30,325	1,698,806
RealPage, Inc.*	45,600	2,451,000
Repay Holdings CorporationΔ*	97,300	1,425,445
Ribbon Communications, Inc.*	30,667	95,068
Rogers Corporation*	14,400	1,796,112
Rosetta Stone, Inc.Δ*	116,915	2,120,838
SailPoint Technologies Holding, Inc.Δ*	72,700	1,715,720
ScanSource, Inc.*	1,602	59,194
Semtech Corporation*	32,326	1,710,045
Silicon Laboratories, Inc.*	12,848	1,490,111
SMART Global Holdings, Inc.*	5,013	190,193
Smartsheet, Inc. Class A*	38,800	1,742,896
Synaptics, Inc.*	28,358	1,865,106
Synchronoss Technologies, Inc.Δ*	43,900	208,525
Telenav, Inc.*	23,484	114,132
Teradata Corporation*	17,428	466,548
TiVo Corporation	96,500	818,320
Unisys CorporationΔ*	126,334	1,498,321
Veeco Instruments, Inc.*	26,300	386,216
Vishay Precision Group, Inc.*	2,837	96,458
Western Union Co. (The)Δ	8,184	219,168
		102,491,123
Materials — 4.5%
AdvanSix, Inc.*	51,215	1,022,251
Ashland Global Holdings, Inc.	5,400	413,262
Balchem Corporation	11,776	1,196,795
Boise Cascade Co.	79,805	2,915,277
Cabot Corporation	10,639	505,565
CF Industries Holdings, Inc.	3,500	167,090
Chemours Co. (The)Δ	9,678	175,075
Coeur Mining, Inc.*	75,569	610,598
Element Solutions, Inc.*	11,300	131,984
Flotek Industries, Inc.Δ*	13,601	27,202
Huntsman Corporation	14,217	343,483
Kaiser Aluminum Corporation	18,187	2,016,756
Kraton Corporation*	21,788	551,672
Louisiana-Pacific Corporation	39,365	1,167,960
Minerals Technologies, Inc.	30,406	1,752,298
Neenah, Inc.	27,429	1,931,824
O-I Glass, Inc.*	20,800	248,144
Olympic Steel, Inc.	9,196	164,792
PH Glatfelter Co.	20,888	382,250
PolyOne Corporation	52,000	1,913,080
Quaker Chemical CorporationΔ	8,160	1,342,483
Reliance Steel & Aluminum Co.	8,015	959,876
Ryerson Holding Corporation*	2,500	29,575
Schnitzer Steel Industries, Inc. Class AΔ	29,799	646,042
Steel Dynamics, Inc.	3,360	114,374
Stepan Co.	12,717	1,302,730
TimkenSteel Corporation*	3,132	24,618
Tredegar Corporation	8,840	197,574
	Shares	Value
Trinseo SAΔ	50,369	$ 1,874,231
Valvoline, Inc.	11,800	252,638
Verso Corporation Class A*	4,400	79,332
Warrior Met Coal, Inc.	51,816	1,094,872
Worthington Industries, Inc.	39,061	1,647,593
		27,203,296
Real Estate — 6.8%
Alexander & Baldwin, Inc. REIT	2,500	52,400
Altisource Portfolio Solutions SAΔ*	4,514	87,256
American Assets Trust, Inc. REITΔ	23,653	1,085,673
Armada Hoffler Properties, Inc. REIT	60,450	1,109,258
Bluerock Residential Growth REIT, Inc.Δ	33,400	402,470
Braemar Hotels & Resorts, Inc. REIT	30,068	268,507
Brandywine Realty Trust REIT	58,321	918,556
Brixmor Property Group, Inc. REIT	50,958	1,101,202
Camden Property Trust REIT	3,700	392,570
Cedar Realty Trust, Inc. REIT	75,047	221,389
Chatham Lodging Trust REITΔ	31,624	579,984
City Office REIT, Inc.	64,947	878,083
Consolidated-Tomoka Land Co.	6,402	386,169
CorePoint Lodging, Inc. REIT	60,300	644,004
Corporate Office Properties Trust REIT	34,912	1,025,715
Cousins Properties, Inc. REIT	24,496	1,009,235
DiamondRock Hospitality Co. REIT	67,400	746,792
EastGroup Properties, Inc. REIT	18,521	2,457,181
Equity Commonwealth REIT	8,803	289,002
First Industrial Realty Trust, Inc. REIT	57,116	2,370,885
Forestar Group, Inc.*	3,900	81,315
Franklin Street Properties Corporation REIT	16,800	143,808
Getty Realty Corporation REIT	5,200	170,924
Hudson Pacific Properties, Inc. REIT	29,859	1,124,191
Industrial Logistics Properties Trust REIT	17,894	401,183
Investors Real Estate Trust REIT	11,102	804,895
iStar, Inc. REITΔ	15,038	218,201
Jones Lang LaSalle, Inc.	7,250	1,262,153
Kennedy-Wilson Holdings, Inc.	132,625	2,957,537
Kite Realty Group Trust REIT	92,613	1,808,732
Life Storage, Inc. REIT	800	86,624
Mack-Cali Realty Corporation REIT	53,342	1,233,800
Marcus & Millichap, Inc.Δ*	19,459	724,848
National Storage Affiliates Trust REIT	30,000	1,008,600
New Senior Investment Group, Inc. REITΔ	59,372	454,196
Office Properties Income Trust REITΔ	7,092	227,937
Paramount Group, Inc. REIT	14,200	197,664
Pebblebrook Hotel Trust REITΔ	50,245	1,347,068
Physicians Realty Trust REIT	79,881	1,512,946
Piedmont Office Realty Trust, Inc. Class A REIT	44,919	998,999
RE/MAX Holdings, Inc. Class A	22,275	857,365
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Retail Properties of America, Inc. Class A REIT	88,667	$ 1,188,138
Retail Value, Inc. REITΔ	15,897	585,010
RPT Realty REITΔ	113,286	1,703,821
SITE Centers Corporation REIT	28,200	395,364
SL Green Realty Corporation REIT	5,600	514,528
Spirit Realty Capital, Inc. REIT	5,600	275,408
Sunstone Hotel Investors, Inc. REIT	95,992	1,336,209
Urban Edge Properties REIT	48,754	935,102
Xenia Hotels & Resorts, Inc. REIT	12,600	272,286
		40,855,183
Utilities — 3.3%
ALLETE, Inc.	10,180	826,311
Avista Corporation	21,900	1,053,171
Genie Energy, Ltd. Class BΔ	7,481	57,828
Hawaiian Electric Industries, Inc.	3,721	174,366
Northwest Natural Holding Co.Δ	7,760	572,145
NorthWestern Corporation	49,544	3,550,818
NRG Energy, Inc.	30,324	1,205,379
ONE Gas, Inc.	7,800	729,846
PNM Resources, Inc.	12,500	633,875
Portland General Electric Co.	45,460	2,536,213
South Jersey Industries, Inc.Δ	81,379	2,683,879
Southwest Gas Holdings, Inc.	14,400	1,093,968
Spire, Inc.	36,828	3,068,141
Vistra Energy Corporation	57,829	1,329,489
		19,515,429
Total Common Stocks (Cost $523,319,609)		556,712,522
FOREIGN COMMON STOCKS — 3.7%
Canada — 0.6%
Colliers International Group, Inc.Δ	21,400	1,668,558
IMAX Corporation*	47,800	976,554
Masonite International Corporation*	11,387	822,255
		3,467,367
France — 0.1%
Talend SA ADRΔ*	17,400	680,514
Germany — 0.2%
MorphoSys AG ADR*	36,700	1,309,089
Ireland — 0.2%
Jazz Pharmaceuticals PLC*	7,499	1,119,451
Osmotica Pharmaceuticals PLCΔ*	1,000	6,990
Prothena Corporation PLC*	24,201	383,102
		1,509,543
Israel — 0.3%
Stratasys, Ltd.Δ*	26,700	540,007
Tufin Software Technologies, Ltd.Δ*	60,600	1,065,954
		1,605,961
Jersey — 1.4%
Mimecast, Ltd.*	15,240	661,111
Novocure, Ltd.*	13,000	1,095,510
Quotient, Ltd.Δ*	100,300	953,853
WNS Holdings, Ltd. ADRΔ*	83,918	5,551,176
		8,261,650
	Shares	Value
Netherlands — 0.7%
Argenx SE ADR*	5,600	$ 898,912
InterXion Holding NV*	15,907	1,333,166
Wright Medical Group NV*	56,482	1,721,571
		3,953,649
United Kingdom — 0.2%
LivaNova PLC*	13,400	1,010,762
Total Foreign Common Stocks (Cost $18,662,161)		21,798,535
PREFERRED STOCK — 0.3%
CuriosityStream LLC0.00 CONVΨ†††* (Cost $1,956,000)	195,600	1,956,000
MONEY MARKET FUNDS — 4.7%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	14,895,149	14,895,149
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø§	13,044,167	13,044,167
Total Money Market Funds (Cost $27,939,316)		27,939,316

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $795,694)	$800,000	795,747
TOTAL INVESTMENTS — 102.1% (Cost $572,672,780)		609,202,120
Liabilities in Excess of Other Assets — (2.1)%		(12,744,315)
NET ASSETS — 100.0%		$596,457,805

See Notes to Financial Statements.

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
CME Russell 2000 Index E-Mini	03/2020	79	$6,598,870	$85,961
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$556,712,522	$556,712,522	$ —	$ —
Foreign Common Stocks	21,798,535	21,798,535	—	—
Money Market Funds	27,939,316	27,939,316	—	—
Preferred Stock	1,956,000	—	—	1,956,000
U.S. Treasury Obligation	795,747	—	795,747	—
Total Assets - Investments in Securities	$609,202,120	$606,450,373	$795,747	$1,956,000
Other Financial Instruments***
Futures Contracts	$ 85,961	$ 85,961	$ —	$ —
Total Assets - Other Financial Instruments	$ 85,961	$ 85,961	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
There were no transfers to or from Level 3 during the year ended December 31, 2019.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2019.
See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
With an annual return of 22.01%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong performance in 2019, yet underperformed their U.S. counterparts. Broad investor concerns regarding tightening global financial conditions, trade disputes and the U.K.’s impending exit from the European Union pressured foreign stocks into the end of 2018. As 2019 progressed, these concerns were never fully alleviated, but were met with easier monetary policy by global central banks, as well as some incremental progress in the U.S. and China trade dispute. As the perceived uncertainties fell toward the end of the year, markets began pricing in a cyclical upswing, causing the industrials sector to be the biggest contributor to index returns for the year, followed closely by financials and health care sectors. Remarkably, all sectors and all countries in the MSCI EAFE Index posted positive returns in 2019.
The Fund was passively managed and attempted to replicate the performance of its benchmark, the MSCI EAFE Index. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE Index. (The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.) The correlation between the Fund’s performance and the MSCI EAFE Index is expected to be greater than 98%. However, it could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of faith-based investment policies and restrictions (100% would indicate a perfect correlation). For the one-year period ended December 31, 2019, the Institutional Class of the Fund returned 21.21%. The return differential was primarily a result of the faith-based restrictions of the Fund.
In 2019, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. The derivatives may be illiquid or less liquid, volatile, difficult to price and leverage so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	17.7
Industrials	13.9
Health Care	12.2
Consumer Discretionary	10.5
Consumer Staples	9.5
Information Technology	6.8
Materials	6.7
Communication Services	5.0
Energy	4.8
Money Market Funds	4.6
Utilities	3.5
Real Estate	3.8
U.S. Treasury Obligation	0.2
Rights	—**
99.2
**Rounds to less than 0.1%

See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Benchmark**
One Year	21.21%	22.01%
Five Year	N/A	N/A
Ten year	N/A	N/A
Since Inception	4.18%	4.30%
Inception Date	06/01/15
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	0.28%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 0.22% for the Institutional Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2020. Institutional Net Expense Ratio - 0.23%.

The graph illustrates the results of a hypothetical $10,000 investment in the Institutional Class of the Fund since June 1, 2015 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
COMMON STOCK — 0.0%
Health Care — 0.0%
BeiGene, Ltd. ADRΔ* (Cost $230,754)	1,505	$ 249,469
FOREIGN COMMON STOCKS — 93.9%
Australia — 6.4%
AGL Energy, Ltd.	36,482	525,593
Alumina, Ltd.	123,227	198,891
AMP, Ltd.	113,756	152,871
APA Group	85,754	667,974
ASX, Ltd.	12,087	665,078
Aurizon Holdings, Ltd.	83,954	308,124
AusNet Services	180,811	215,703
Australia & New Zealand Banking Group, Ltd.	130,882	2,262,178
Bank of Queensland, Ltd.Δ	154	783
Bendigo and Adelaide Bank, Ltd.Δ	5,305	36,409
BHP Group, Ltd.	141,389	3,861,632
BlueScope Steel, Ltd.	20,263	214,147
Boral, Ltd.	56,616	177,992
Brambles, Ltd.	67,897	558,420
Caltex Australia, Ltd.	11,404	271,694
Challenger, Ltd.Δ	33,947	192,722
CIMIC Group, Ltd.	2,882	67,024
Coca-Cola Amatil, Ltd.	142,079	1,102,726
Cochlear, Ltd.	3,288	518,532
Coles Group, Ltd.	50,160	522,365
Commonwealth Bank of Australia	84,407	4,732,686
Computershare, Ltd.	44,623	525,452
CSL, Ltd.	21,046	4,072,708
Dexus REIT	36,721	301,497
Flight Centre Travel Group, Ltd.	6,157	190,369
Fortescue Metals Group, Ltd.	42,058	315,507
Goodman Group REIT	76,569	718,401
GPT Group (The) REIT (Athens Exchange)	67,147	263,874
Harvey Norman Holdings, Ltd.	96,021	274,248
Incitec Pivot, Ltd.	86,785	193,666
Insurance Australia Group, Ltd.	151,186	812,686
Lendlease Group	34,784	429,610
Macquarie Group, Ltd.	16,995	1,644,032
Magellan Financial Group, Ltd.	5,400	215,809
Medibank Pvt., Ltd.	117,607	260,797
Mirvac Group REIT	149,919	334,554
National Australia Bank, Ltd.	129,758	2,242,751
Newcrest Mining, Ltd.	36,206	768,579
Orica, Ltd.	21,761	335,652
Origin Energy, Ltd.	89,304	529,554
QBE Insurance Group, Ltd.	67,446	609,613
Ramsay Health Care, Ltd.	6,096	310,274
REA Group, Ltd.Δ	2,055	149,401
Rio Tinto, Ltd.	15,247	1,074,238
Santos, Ltd.	59,995	344,390
Scentre Group REIT	252,947	679,846
SEEK, Ltd.	15,462	244,678
Sonic Healthcare, Ltd.	25,549	515,459
South32, Ltd.	201,814	382,382
Stockland REIT	85,681	277,785
	Shares	Value
Suncorp Group, Ltd.	85,021	$ 773,239
Sydney AirportΔ	85,801	521,426
Telstra Corporation, Ltd.	216,660	538,226
TPG Telecom, Ltd.	15,539	73,169
Transurban Group	151,919	1,589,542
Unibail-Rodamco-Westfield	10,140	79,625
Vicinity Centres REIT	137,781	240,753
Washington H Soul Pattinson & Co., Ltd.	1,395	21,047
Wesfarmers, Ltd.	57,427	1,668,395
Westpac Banking Corporation	155,825	2,649,555
Woodside Petroleum, Ltd.	47,504	1,146,089
Worley, Ltd.	15,221	163,531
		45,735,953
Austria — 0.2%
ANDRITZ AG	720	30,953
Erste Group Bank AG*	12,654	475,312
OMV AG	5,326	298,388
Raiffeisen Bank International AG	8,197	205,166
Verbund AG	1,978	99,266
voestalpine AGΔ	4,506	124,977
		1,234,062
Belgium — 0.8%
Ageas	8,844	522,602
Colruyt SA	5,111	266,470
Galapagos NV*	1,973	412,746
Groupe Bruxelles Lambert SA	12,096	1,274,857
KBC Group NV	10,166	764,699
Proximus SADPΔ	7,723	221,077
Solvay SA	4,910	568,930
Telenet Group Holding NV	6,213	279,183
UCB SA	10,836	861,771
Umicore SAΔ	9,507	462,391
		5,634,726
Denmark — 1.4%
AP Moeller - Maersk A/S Class A	439	595,056
AP Moeller - Maersk A/S Class B	60	86,535
Chr. Hansen Holding A/S	5,914	469,970
Coloplast A/S Class B	9,585	1,189,125
Danske Bank A/S	33,495	541,892
Demant A/S*	13,113	412,965
DSV Panalpina A/S	12,504	1,441,127
Genmab A/S*	5,898	1,311,736
H Lundbeck A/S	7,592	290,246
ISS A/S	7,886	189,223
Novozymes A/S, B Shares	12,803	626,519
Orsted A/S 144A	13,824	1,429,744
Pandora A/S	7,048	306,598
Tryg A/S	14,443	428,183
Vestas Wind Systems A/S	9,047	913,806
		10,232,725
Finland — 1.0%
Elisa OYJ	7,229	399,357
Fortum OYJ	22,487	555,057
Kone OYJ Class B	13,131	858,608

See Notes to Financial Statements.

	Shares	Value
Metso OYJΔ	1,554	$ 61,391
Neste OYJ	18,222	634,037
Nokia OYJ	282,487	1,044,883
Nokian Renkaat OYJ	5,395	155,170
Nordea Bank Abp	1,819	14,783
Nordea Bank Abp (Stockholm Exchange)	123,780	1,001,403
Orion OYJ Class B	7,634	353,543
Sampo OYJ, A Shares	18,199	794,625
Stora Enso OYJ, R SharesΔ	18,200	264,824
UPM-Kymmene OYJ	19,161	664,781
Wartsila OYJ AbpΔ	14,669	162,144
		6,964,606
France — 10.0%
Accor SA	11,377	532,796
Aeroports de Paris	1,224	241,778
Air Liquide SA	24,987	3,537,123
Alstom SA	8,266	391,555
Amundi SA 144A	3,229	253,176
Arkema SA	2,715	288,401
Atos SE	4,922	410,321
AXA SA	101,488	2,858,500
BioMerieux	2,764	246,015
BNP Paribas SA	52,676	3,121,549
Bollore SA*	311	1,324
Bollore SA (Euronext Paris Exchange)	53,565	233,726
Bouygues SA	11,283	479,415
Bureau Veritas SA	15,449	403,076
Capgemini SE	7,893	964,155
Carrefour SA	29,040	486,984
Casino Guichard Perrachon SAΔ	2,250	105,243
Cie de St-Gobain	30,007	1,228,548
Cie Generale des Etablissements Michelin SCA	7,665	938,023
CNP Assurances	6,718	133,606
Covivio REIT	2,833	321,591
Credit Agricole SA	47,205	684,377
Danone SA	35,410	2,935,264
Dassault Aviation SA	92	120,740
Dassault Systemes SA	7,719	1,268,889
Edenred	9,445	488,404
Eiffage SA	4,139	473,557
Electricite de France SA	30,955	344,722
Engie SA	112,687	1,820,175
EssilorLuxottica SA	13,851	2,109,879
Eurazeo SE	3,083	210,950
Eurofins Scientific SE Millicom International Cellular SA SDRΔ	602	333,715
Eutelsat Communications SA	8,399	136,513
Faurecia SE	3,831	206,396
Gecina SA REIT	2,894	518,094
Getlink SE	19,820	344,820
Hermes International	2,906	2,171,586
ICADE REIT	2,606	283,692
Iliad SAΔ	1,822	236,154
Ingenico Group	2,895	314,341
	Shares	Value
Ipsen SA	3,144	$ 278,603
JCDecaux SAΔ	3,731	115,006
Kering SA	3,903	2,562,003
Klepierre REIT	14,221	539,965
L’Oreal SA	13,292	3,936,144
Legrand SA	12,486	1,017,363
Natixis SA	54,091	240,147
Orange SA	111,352	1,638,735
Peugeot SA	23,149	553,081
Publicis Groupe SA	10,125	458,377
Renault SA	7,966	376,898
Safran SA	15,415	2,380,107
Sanofi	55,646	5,593,912
Sartorius Stedim Biotech	1,344	222,667
Schneider Electric SE	28,797	2,955,596
SCOR SE	5,564	233,543
SEB SAΔ	1,701	252,621
SES SA	12,769	179,037
Societe Generale SA	34,476	1,199,404
Sodexo SAΔ	5,941	704,054
Suez	19,394	293,356
Teleperformance	2,595	632,810
Thales SA	3,928	407,647
TOTAL SA	112,866	6,228,809
Ubisoft Entertainment SA*	2,676	184,843
Valeo SA	12,169	428,745
Veolia Environnement SA	34,427	915,604
Vinci SA	26,567	2,950,220
Vivendi SA	46,091	1,334,901
Wendel SA	1,720	228,625
Worldline SA 144A*	3,482	246,649
		71,468,645
Germany — 7.5%
adidas AG	9,299	3,022,814
Allianz SE	20,895	5,119,856
Aroundtown SA	39,782	357,313
BASF SE	42,548	3,205,423
Bayerische Motoren Werke AG	20,141	1,649,663
Beiersdorf AG	5,172	618,723
Brenntag AG	4,261	231,188
Carl Zeiss Meditec AG	3,097	393,720
Commerzbank AG	39,511	244,021
Continental AG	4,845	626,121
Covestro AG 144A	8,920	415,049
Daimler AG	42,316	2,339,411
Delivery Hero SE 144A*	3,335	264,330
Deutsche Bank AG	81,719	633,201
Deutsche Boerse AG	9,353	1,466,669
Deutsche Lufthansa AG	9,868	181,641
Deutsche Post AG	46,342	1,762,117
Deutsche Telekom AG	165,905	2,711,250
Deutsche Wohnen SE	13,751	559,347
E.ON SE	142,291	1,520,647
Evonik Industries AG	4,379	133,745
Fraport AG Frankfurt Airport ServicesWorldwide	2,669	226,558
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Fresenius Medical Care AG & Co. KGaA	9,321	$ 686,285
Fresenius SE & Co. KGaA	18,260	1,027,554
GEA Group AG	7,555	249,827
Hannover Rueck SE	3,483	671,574
HeidelbergCement AG	7,836	569,402
Henkel AG & Co. KGaA	5,645	530,588
HOCHTIEF AG	586	74,607
Infineon Technologies AG	55,751	1,259,658
KION Group AG	3,162	217,442
Knorr-Bremse AG	2,858	290,928
LANXESS AG	3,845	258,166
METRO AG	14,082	226,596
MTU Aero Engines AG	1,893	539,364
Muenchener Rueckversicherungs-Gesellschaft AG	6,484	1,913,383
Puma SE	3,890	298,293
RWE AG	24,199	741,506
SAP SE	46,559	6,266,761
Siemens AG	36,496	4,766,070
Siemens Healthineers AG 144A	9,703	465,133
Symrise AG	6,729	707,278
Telefonica Deutschland Holding AG	56,298	163,178
thyssenkrupp AG	21,536	289,382
TUI AG	23,283	294,158
Uniper SE	8,857	292,738
United Internet AG	5,566	182,282
Volkswagen AG	1,484	287,429
Vonovia SE	26,657	1,431,731
Wirecard AG	5,045	608,340
Zalando SE 144A*	5,038	254,067
		53,246,527
Hong Kong — 3.2%
AIA Group, Ltd.	577,800	6,065,480
ASM Pacific Technology, Ltd.	23,700	328,782
Bank of East Asia, Ltd. (The)	70,050	156,420
BOC Hong Kong Holdings, Ltd.	154,000	534,592
CK Asset Holdings, Ltd.	142,500	1,028,660
CK Hutchison Holdings, Ltd.	149,000	1,420,723
CK Infrastructure Holdings, Ltd.	35,000	249,060
CLP Holdings, Ltd.	91,000	956,444
Hang Lung Properties, Ltd.	117,000	256,753
Hang Seng Bank, Ltd.	44,300	915,301
Henderson Land Development Co., Ltd.	105,275	516,763
HK Electric Investments & HK Electric Investments, Ltd.	86,500	85,253
HKT Trust & HKT, Ltd.	253,000	356,498
Hong Kong & China Gas Co., Ltd.	453,929	886,619
Hong Kong Exchanges and Clearing, Ltd.	63,422	2,059,182
Kerry Properties, Ltd.	66,000	209,630
Link REIT	91,500	968,745
MTR Corporation, Ltd.	109,227	645,497
New World Development Co., Ltd.	409,867	561,757
NWS Holdings, Ltd.	21,399	29,988
	Shares	Value
PCCW, Ltd.	102,000	$ 60,344
Power Assets Holdings, Ltd.	77,000	563,248
Sino Land Co., Ltd.	166,604	242,028
Sun Hung Kai Properties, Ltd.	71,500	1,094,664
Swire Pacific, Ltd. Class A	22,500	209,053
Swire Properties, Ltd.	63,800	211,649
Techtronic Industries Co., Ltd.	56,000	456,707
Vitasoy International Holdings, Ltd.Δ	58,000	210,272
WH Group, Ltd. 144A	557,000	575,421
Wharf Real Estate Investment Co., Ltd.	42,000	256,291
Wheelock & Co., Ltd.	75,000	500,013
Yue Yuen Industrial Holdings, Ltd.	84,000	247,937
		22,859,774
Ireland — 0.6%
AIB Group PLC	35,314	123,034
Bank of Ireland Group PLC	40,646	222,583
CRH PLC	45,968	1,839,228
DCC PLC	3,336	289,171
James Hardie Industries PLC CDI	16,895	330,429
Kerry Group PLC Class A	9,365	1,167,074
Kingspan Group PLC	5,720	349,358
Smurfit Kappa Group PLC	9,229	354,665
		4,675,542
Israel — 0.5%
Azrieli Group, Ltd.	1,239	90,594
Bank Hapoalim BM	48,532	402,641
Bank Leumi Le-Israel BM	65,831	479,249
Check Point Software Technologies, Ltd.*	5,794	642,902
CyberArk Software, Ltd.*	1,717	200,168
Elbit Systems, Ltd.	512	79,707
Israel Chemicals, Ltd.	44,785	210,742
Israel Discount Bank, Ltd. Class A	52,953	245,498
Nice, Ltd.*	2,756	427,450
Teva Pharmaceutical Industries, Ltd. ADRΔ*	47,260	463,148
Wix.com, Ltd.*	1,160	141,961
		3,384,060
Italy — 1.9%
Assicurazioni Generali SpA	36,421	751,904
Atlantia SpAΔ	20,348	474,900
Enel SpA	358,493	2,847,806
Eni SpA	121,501	1,887,060
FinecoBank Banca Fineco SpA	27,715	332,464
Intesa Sanpaolo SpA	710,538	1,871,693
Leonardo SpA	20,334	238,464
Mediobanca Banca di Credito Finanziario SpA	21,353	235,108
Moncler SpA	14,899	670,566
Pirelli & C SpA 144AΔ	23,808	137,412
Poste Italiane SpA 144A	25,999	295,424
Prysmian SpA	8,844	213,487
Recordati SpA	8,616	363,205
Snam SpA	106,584	560,398

See Notes to Financial Statements.

	Shares	Value
Telecom Italia SpA*	77,209	$ 48,218
Telecom Italia SpA (Borsa Italiana Exchange)	635,892	389,432
Tenaris SAΔ	20,917	236,988
Terna Rete Elettrica Nazionale SpA	90,920	608,065
UniCredit SpA	78,683	1,150,107
		13,312,701
Japan — 23.1%
ABC-Mart, Inc.	100	6,826
Acom Co., Ltd.	3,200	14,519
Advantest Corporation	10,700	603,460
Aeon Co., Ltd.	41,800	862,601
AEON Financial Service Co., Ltd.	800	12,605
Aeon Mall Co., Ltd.	900	15,964
AGC, Inc.	7,200	257,457
Aisin Seiki Co., Ltd.	5,800	214,830
Ajinomoto Co., Inc.	31,600	526,055
Alfresa Holdings Corporation	4,500	91,418
Alps Alpine Co., Ltd.	9,400	213,374
Amada Holdings Co., Ltd.	8,700	98,952
ANA Holdings, Inc.	7,400	247,038
Aozora Bank, Ltd.	500	13,209
Asahi Intecc Co., Ltd.	7,400	216,681
Asahi Kasei Corporation	46,300	519,876
Astellas Pharma, Inc.	106,900	1,824,782
Bandai Namco Holdings, Inc.	8,000	486,658
Bank of Kyoto, Ltd. (The)Δ	600	25,585
Benesse Holdings, Inc.	7,600	199,764
Bridgestone Corporation	25,700	954,758
Brother Industries, Ltd.	11,600	239,578
Calbee, Inc.	7,900	257,392
Canon, Inc.Δ	61,400	1,680,425
Casio Computer Co., Ltd.	2,100	41,965
Central Japan Railway Co.	7,400	1,487,909
Chiba Bank, Ltd. (The)	40,000	229,998
Chubu Electric Power Co., Inc.	38,800	548,471
Chugai Pharmaceutical Co., Ltd.	14,500	1,335,381
Chugoku Electric Power Co., Inc. (The)	3,100	40,750
Coca-Cola Bottlers Japan Holdings, Inc.	17,900	457,350
Concordia Financial Group, Ltd.	55,000	225,868
Credit Saison Co., Ltd.	2,000	34,688
CyberAgent, Inc.Δ	5,700	198,564
Dai Nippon Printing Co., Ltd.	10,500	283,999
Daicel Corporation	3,100	29,637
Daifuku Co., Ltd.Δ	5,500	332,392
Dai-ichi Life Holdings, Inc.	44,700	736,669
Daiichi Sankyo Co., Ltd.	25,000	1,651,107
Daikin Industries, Ltd.	11,800	1,664,860
Daito Trust Construction Co., Ltd.	3,500	432,517
Daiwa House Industry Co., Ltd.	24,600	761,539
Daiwa House REIT Investment Corporation	101	264,098
Daiwa Securities Group, Inc.	49,000	247,372
Denso Corporation	23,900	1,079,380
Dentsu, Inc.	10,700	368,678
Disco Corporation	1,500	352,238
	Shares	Value
East Japan Railway Co.	13,000	$1,173,406
Eisai Co., Ltd.	11,100	830,569
Electric Power Development Co., Ltd.	8,700	211,171
FamilyMart Co., Ltd.	15,400	368,825
FANUC Corporation	9,700	1,791,250
Fast Retailing Co., Ltd.	2,900	1,722,815
Fuji Electric Co., Ltd.	2,700	82,019
FUJIFILM Holdings Corporation	16,000	764,094
Fujitsu, Ltd.	8,700	818,286
Fukuoka Financial Group, Inc.	5,700	108,905
GMO Payment Gateway, Inc.Δ	4,000	273,925
Hakuhodo DY Holdings, Inc.	5,300	85,282
Hamamatsu Photonics KK	1,200	49,177
Hankyu Hanshin Holdings, Inc.	13,100	560,361
Hikari Tsushin, Inc.	1,200	301,558
Hino Motors, Ltd.	2,100	22,209
Hirose Electric Co., Ltd.	605	77,338
Hisamitsu Pharmaceutical Co., Inc.	3,300	160,715
Hitachi Chemical Co., Ltd.	1,200	50,275
Hitachi Construction Machinery Co., Ltd.	7,500	223,405
Hitachi High-Technologies Corporation	600	42,492
Hitachi Metals, Ltd.	2,000	29,439
Hitachi, Ltd.	45,600	1,924,126
Honda Motor Co., Ltd.	77,400	2,190,539
Hoshizaki Corporation	2,100	187,236
Hoya Corporation	18,800	1,794,686
Hulic Co., Ltd.	26,200	315,453
Idemitsu Kosan Co., Ltd.	8,736	241,391
IHI CorporationΔ	3,400	79,563
Iida Group Holdings Co., Ltd.	2,500	43,814
Inpex Corporation	43,600	451,684
Isetan Mitsukoshi Holdings, Ltd.	12,100	108,655
Isuzu Motors, Ltd.	18,100	213,956
ITOCHU Corporation	54,100	1,253,859
J. Front Retailing Co., Ltd.Δ	17,300	241,288
Japan Airlines Co., Ltd.	6,100	189,929
Japan Airport Terminal Co., Ltd.Δ	400	22,194
Japan Exchange Group, Inc.	17,100	301,047
Japan Post Holdings Co., Ltd.	91,500	860,508
Japan Prime Realty Investment Corporation REIT	9	39,572
Japan Real Estate Investment Corporation REIT	46	305,279
Japan Retail Fund Investment Corporation REIT	40	86,076
JFE Holdings, Inc.	23,900	306,671
JGC Holdings CorporationΔ	11,500	183,034
JSR Corporation	2,200	40,244
JTEKT Corporation	2,600	30,714
JXTG Holdings, Inc.	137,150	622,466
Kajima Corporation	17,500	232,666
Kakaku.com, Inc.	3,900	99,579
Kansai Electric Power Co., Inc. (The)	34,300	397,359
Kansai Paint Co., Ltd.Δ	12,800	312,693
Kao Corporation	24,200	1,995,897
KDDI Corporation	81,200	2,422,713
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Keihan Holdings Co., Ltd.	400	$ 19,423
Keikyu Corporation	14,200	273,761
Keio Corporation	1,400	84,713
Keisei Electric Railway Co., Ltd.	1,500	58,124
Keyence Corporation	8,800	3,090,019
Kikkoman Corporation	13,800	675,576
Kintetsu Group Holdings Co., Ltd.	5,900	320,015
Kobayashi Pharmaceutical Co., Ltd.	2,300	194,813
Koito Manufacturing Co., Ltd.	4,300	199,116
Komatsu, Ltd.	50,300	1,207,273
Konami Holdings Corporation	5,500	226,009
Konica Minolta, Inc.	23,900	155,687
Kose CorporationΔ	1,400	204,070
Kubota Corporation	59,800	939,054
Kuraray Co., Ltd.	7,300	88,460
KuritaWater Industries, Ltd.	900	26,707
Kyocera Corporation	12,500	851,946
Kyowa Kirin Co., Ltd.	29,300	690,319
Kyushu Electric Power Co., Inc.	24,000	208,224
Kyushu Railway Co.	11,000	368,254
Lawson, Inc.Δ	3,900	221,374
LINE Corporation*	5,200	255,488
Lion Corporation	11,600	225,489
LIXIL Group Corporation	11,900	205,357
M3, Inc.	17,400	524,708
Makita Corporation	7,900	272,826
Marubeni Corporation	64,200	474,334
Marui Group Co., Ltd.	6,200	151,172
Maruichi Steel Tube, Ltd.	400	11,241
Mazda Motor Corporation	20,700	176,394
McDonald’s Holdings Co. Japan, Ltd.Δ	5,400	260,165
Medipal Holdings Corporation	4,500	99,317
MEIJI Holdings Co., Ltd.	8,000	540,642
MINEBEA MITSUMI, Inc.	13,700	282,989
MISUMI Group, Inc.Δ	9,900	245,026
Mitsubishi Chemical Holdings Corporation	60,200	448,561
Mitsubishi Corporation	63,100	1,671,605
Mitsubishi Electric Corporation	91,900	1,251,282
Mitsubishi Estate Co., Ltd.	48,200	922,301
Mitsubishi Gas Chemical Co., Inc.	5,500	83,788
Mitsubishi Heavy Industries, Ltd.	13,700	531,243
Mitsubishi Materials Corporation	3,100	84,133
Mitsubishi Motors Corporation	37,400	155,893
Mitsubishi Tanabe Pharma Corporation	19,400	355,895
Mitsubishi UFJ Financial Group, Inc.	578,600	3,128,106
Mitsubishi UFJ Lease & Finance Co., Ltd.	38,900	250,426
Mitsui & Co., Ltd.	64,700	1,150,077
Mitsui Chemicals, Inc.	9,400	228,978
Mitsui Fudosan Co., Ltd.	49,800	1,217,108
Mizuho Financial Group, Inc.	1,187,900	1,829,865
MonotaRO Co., Ltd.	4,000	106,484
MS&AD Insurance Group Holdings, Inc.	18,400	607,360
Murata Manufacturing Co., Ltd.	27,700	1,704,896
Nagoya Railroad Co., Ltd.	1,600	49,685
	Shares	Value
NEC Corporation	10,400	$ 430,398
Nexon Co., Ltd.*	18,700	248,061
NGK Insulators, Ltd.	11,900	207,013
NGK Spark Plug Co., Ltd.	4,500	87,228
NH Foods, Ltd.	6,500	269,252
Nidec Corporation	10,400	1,420,472
Nikon Corporation	13,200	161,431
Nintendo Co., Ltd.	5,500	2,199,781
Nippon Building Fund, Inc. REIT	44	322,531
Nippon Express Co., Ltd.	4,000	234,476
Nippon Paint Holdings Co., Ltd.Δ	7,300	375,816
Nippon Prologis REIT, Inc.	121	308,176
Nippon Steel Corporation	31,000	467,261
Nippon Telegraph & Telephone Corporation	57,600	1,455,765
Nissan Chemical Corporation	5,900	247,079
Nissan Motor Co., Ltd.	88,200	511,096
Nisshin Seifun Group, Inc.	15,300	266,946
Nissin Foods Holdings Co., Ltd.	4,300	319,373
Nitori Holdings Co., Ltd.	3,500	552,480
Nitto Denko Corporation	7,100	399,217
Nomura Holdings, Inc.	160,800	827,443
Nomura Real Estate Master Fund, Inc. REIT	184	314,738
Nomura Research Institute, Ltd.	17,157	366,920
NSK, Ltd.	22,800	215,533
NTT Data Corporation	29,300	391,858
NTT DOCOMO, Inc.	60,100	1,674,154
Obayashi Corporation	26,400	293,216
Obic Co., Ltd.	2,600	350,222
Odakyu Electric Railway Co., Ltd.	9,000	209,961
Oji Holdings Corporation	31,000	167,648
Olympus Corporation	54,000	832,286
Omron Corporation	12,000	699,458
Ono Pharmaceutical Co., Ltd.	29,800	680,343
Oracle Corporation	700	63,531
Oriental Land Co., Ltd.	8,900	1,214,328
ORIX Corporation	76,900	1,274,338
Orix JREIT, Inc.	119	257,938
Osaka Gas Co., Ltd.	14,000	267,725
Otsuka Corporation	6,900	275,551
Otsuka Holdings Co., Ltd.	22,100	985,091
Pan Pacific International Holdings Corporation	18,400	305,280
Panasonic Corporation	112,600	1,056,097
Park24 Co., Ltd.	7,600	186,094
PeptiDream, Inc.*	5,900	301,510
Persol Holdings Co., Ltd.	9,400	176,167
Pigeon CorporationΔ	6,500	238,005
Pola Orbis Holdings, Inc.Δ	7,300	173,879
Rakuten, Inc.Δ	35,400	302,429
Recruit Holdings Co., Ltd.	54,000	2,022,589
Renesas Electronics Corporation*	45,200	308,804
Resona Holdings, Inc.	92,600	403,600
Ricoh Co., Ltd.	24,800	269,861
Rinnai CorporationΔ	2,600	203,188
Rohm Co., Ltd.	3,100	247,346
Ryohin Keikaku Co., Ltd.	11,000	256,370

See Notes to Financial Statements.

	Shares	Value
Santen Pharmaceutical Co., Ltd.	34,300	$ 653,180
SBI Holdings, Inc.	9,400	198,455
Secom Co., Ltd.	11,500	1,026,292
Seibu Holdings, Inc.	13,200	217,136
Seiko Epson Corporation	17,200	259,700
Sekisui Chemical Co., Ltd.	16,800	291,478
Sekisui House, Ltd.	31,600	674,813
Seven & i Holdings Co., Ltd.	40,100	1,469,883
Seven Bank, Ltd.Δ	4,800	15,725
Sharp CorporationΔ	9,500	145,184
Shimadzu Corporation	15,100	472,225
Shimamura Co., Ltd.	200	15,205
Shimano, Inc.Δ	3,200	519,139
Shimizu Corporation	26,800	273,007
Shin-Etsu Chemical Co., Ltd.	17,900	1,968,519
Shinsei Bank, Ltd.	400	6,103
Shionogi & Co., Ltd.	19,000	1,175,369
Shiseido Co., Ltd.	19,000	1,349,190
Shizuoka Bank, Ltd. (The)	5,000	37,191
Showa Denko KK	5,600	147,591
SMC Corporation	3,000	1,371,946
Softbank Corporation	70,500	945,382
SoftBank Group Corporation	78,300	3,399,555
Sohgo Security Services Co., Ltd.	600	32,475
Sompo Holdings, Inc.	13,600	534,067
Sony Corporation	58,100	3,944,857
Sony Financial Holdings, Inc.	4,600	110,422
Square Enix Holdings Co., Ltd.	4,200	209,134
Stanley Electric Co., Ltd.	7,300	210,833
Subaru Corporation	21,900	542,459
SUMCO Corporation	14,200	235,277
Sumitomo Chemical Co., Ltd.	51,000	231,569
Sumitomo Corporation	45,500	675,827
Sumitomo Dainippon Pharma Co., Ltd.	12,500	242,189
Sumitomo Electric Industries, Ltd.	34,000	510,617
Sumitomo Heavy Industries, Ltd.	9,500	269,846
Sumitomo Metal Mining Co., Ltd.	9,900	318,780
Sumitomo Mitsui Financial Group, Inc.	59,100	2,182,880
Sumitomo Mitsui Trust Holdings, Inc.	13,800	545,527
Sumitomo Realty & Development Co., Ltd.	18,000	628,011
Sumitomo Rubber Industries, Ltd.	15,700	191,442
Sundrug Co., Ltd.	6,600	238,801
Suntory Beverage & Food, Ltd.	17,700	738,951
Suzuken Co., Ltd.	1,900	77,440
Suzuki Motor Corporation	13,600	567,691
Sysmex Corporation	7,300	497,020
T&D Holdings, Inc.	22,500	284,528
Taiheiyo Cement Corporation	7,100	208,407
Taisei Corporation	11,000	455,632
Taisho Pharmaceutical Holdings Co., Ltd.	5,400	398,494
Taiyo Nippon Sanso Corporation	1,200	26,561
Takeda Pharmaceutical Co., Ltd.	71,536	2,829,408
TDK Corporation	5,100	573,134
Teijin, Ltd.	2,600	48,574
	Shares	Value
Terumo Corporation	35,700	$ 1,266,433
THK Co., Ltd.	9,100	244,319
Tobu Railway Co., Ltd.	2,000	72,402
Toho Co., Ltd.	2,900	120,849
Toho Gas Co., Ltd.Δ	300	12,250
Tohoku Electric Power Co., Inc.	19,200	190,341
Tokio Marine Holdings, Inc.	32,100	1,797,241
Tokyo Century Corporation	2,400	127,785
Tokyo Electric Power Co. Holdings, Inc.*	56,100	240,139
Tokyo Electron, Ltd.	6,600	1,440,978
Tokyo Gas Co., Ltd.	20,300	493,268
Tokyu Corporation	17,400	321,773
Tokyu Fudosan Holdings Corporation	34,600	238,924
Toppan Printing Co., Ltd.	14,000	289,215
Toray Industries, Inc.	85,700	580,662
Toshiba Corporation	25,300	858,726
Tosoh Corporation	16,800	258,817
TOTO, Ltd.Δ	6,700	282,922
Toyo Seikan Group Holdings, Ltd.	2,300	39,593
Toyo Suisan Kaisha, Ltd.	4,200	178,356
Toyoda Gosei Co., Ltd.	500	12,485
Toyota Industries Corporation	5,300	304,962
Toyota Motor Corporation	105,016	7,399,586
Toyota Tsusho Corporation	7,800	273,996
Trend Micro, Inc.	4,300	220,030
Tsuruha Holdings, Inc.	1,900	243,956
Unicharm Corporation	30,400	1,026,523
United Urban Investment Corporation REIT	156	292,977
USS Co., Ltd.	5,700	107,749
Welcia Holdings Co., Ltd.Δ	2,300	146,117
West Japan Railway Co.	7,800	674,650
Yakult Honsha Co., Ltd.	11,800	650,328
Yamada Denki Co., Ltd.	7,600	40,326
Yamaha Corporation	5,400	299,395
Yamaha Motor Co., Ltd.	10,200	204,336
Yamato Holdings Co., Ltd.	10,600	180,726
Yamazaki Baking Co., Ltd.	7,200	128,659
Yaskawa Electric Corporation	9,000	339,039
Yokogawa Electric Corporation	2,500	43,903
Yokohama Rubber Co., Ltd. (The)	1,000	19,395
Z Holdings Corporation	146,400	618,118
ZOZO, Inc.	5,700	109,012
		165,119,150
Jersey — 0.7%
Experian PLC	47,391	1,601,996
Ferguson PLC	9,304	844,200
Glencore PLC*	516,891	1,611,380
WPP PLC	54,275	766,735
		4,824,311
Netherlands — 5.0%
ABN AMRO Bank NV CVA 144A	19,173	348,833
Adyen NV 144AΔ*	426	349,304
Aegon NV	91,686	418,267
AerCap Holdings NV*	7,106	436,806
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Airbus SE	28,116	$ 4,115,042
Akzo Nobel NV	11,693	1,188,838
ArcelorMittal	27,312	479,206
ASML Holding NV	19,990	5,912,888
CNH Industrial NVΔ	43,467	477,263
EXOR NV	4,203	325,865
Ferrari NV	4,491	745,666
Fiat Chrysler Automobiles NV	41,027	608,288
ING Groep NV	190,304	2,281,503
Koninklijke Ahold Delhaize NV	67,756	1,694,463
Koninklijke DSM NV	9,439	1,229,235
Koninklijke KPN NV	130,887	386,273
Koninklijke Philips NV	48,889	2,386,584
Koninklijke Vopak NV	1,980	107,339
NN Group NV	13,623	516,801
NXP Semiconductor NV	13,293	1,691,667
Prosus NV*	22,500	1,679,101
QIAGEN NV*	14,497	493,961
Randstad NV	7,963	486,264
STMicroelectronics NV	30,848	829,415
Unibail-Rodamco-Westfield REIT	6,095	961,591
Unilever NV	72,311	4,155,330
Wolters Kluwer NV	17,980	1,311,334
		35,617,127
New Zealand — 0.2%
a2 Milk Co., Ltd.*	45,565	460,729
Auckland International Airport, Ltd.	67,484	397,515
Fisher & Paykel Healthcare Corporation, Ltd.	24,725	369,516
Fletcher Building, Ltd.	50,457	172,895
Meridian Energy, Ltd.	12,874	43,334
Spark New Zealand, Ltd.	86,942	253,432
		1,697,421
Norway — 0.7%
Aker BP ASA	5,224	171,454
DNB ASA	42,506	795,411
Equinor ASA	57,972	1,156,094
Gjensidige Forsikring ASA	19,578	410,960
Mowi ASA	26,051	677,350
Norsk Hydro ASA	56,215	209,042
Orkla ASA	60,619	614,726
Schibsted ASA, B Shares	3,001	85,760
Telenor ASA	35,082	628,869
Yara International ASA	5,948	247,816
		4,997,482
Papua New Guinea — 0.0%
Oil Search, Ltd.	54,263	276,073
Portugal — 0.2%
EDP - Energias de Portugal SA	129,216	560,054
Galp Energia SGPS SA	27,004	451,327
Jeronimo Martins SGPS SA	14,871	244,624
		1,256,005
Singapore — 1.3%
Ascendas REIT	144,607	319,330
	Shares	Value
CapitaLand Commercial Trust REIT	41,879	$ 61,965
CapitaLand Mall Trust REIT	117,500	214,915
CapitaLand, Ltd.	199,700	556,805
City Developments, Ltd.Δ	37,300	303,680
ComfortDelGro Corporation, Ltd.	29,600	52,380
Dairy Farm International Holdings, Ltd.	17,300	98,783
DBS Group Holdings, Ltd.	87,612	1,685,861
Hongkong Land Holdings, Ltd.	42,500	244,375
Jardine Cycle & Carriage, Ltd.	8,811	197,190
Jardine Matheson Holdings, Ltd.	9,200	511,520
Jardine Strategic Holdings, Ltd.	7,400	226,810
Keppel Corporation, Ltd.	55,600	279,871
Oversea-Chinese Banking Corporation, Ltd.	132,843	1,084,513
SATS, Ltd.	9,200	34,612
Singapore Airlines, Ltd.	30,700	206,348
Singapore Exchange, Ltd.	7,800	51,383
Singapore Press Holdings, Ltd.	116,700	189,157
Singapore Technologies Engineering, Ltd.	16,100	47,165
Singapore Telecommunications, Ltd.	353,400	885,504
Suntec REIT	26,900	36,801
United Overseas Bank, Ltd.	53,959	1,059,562
UOL Group, Ltd.	7,561	46,773
Venture Corporation, Ltd.	10,300	124,064
Wilmar International, Ltd.	188,000	575,902
Yangzijiang Shipbuilding Holdings, Ltd.	88,700	73,864
		9,169,133
Spain — 2.8%
ACS Actividades de Construccion y Servicios SA	15,925	636,819
Aena SME SA 144A	3,930	751,612
Amadeus IT Group SAΔ	22,411	1,830,077
Banco Bilbao Vizcaya Argentaria SA	362,375	2,025,470
Banco de Sabadell SAΔ	172,285	200,982
Banco Santander SA	811,780	3,396,440
Bankia SA	11,453	24,441
Bankinter SA	24,002	175,861
CaixaBank SA	130,072	408,233
Cellnex Telecom SA 144AΔ*	11,970	515,184
Enagas SA	10,800	275,481
Endesa SAΔ	13,556	361,745
Ferrovial SAΔ	27,393	828,700
Grifols SAΔ	11,220	395,562
Iberdrola SA	284,970	2,934,395
Industria de Diseno Textil SA	55,596	1,961,286
Mapfre SA	10,729	28,402
Naturgy Energy Group SA	9,739	244,703
Red Electrica Corporation SA	14,624	294,037
Repsol SA	77,485	1,210,725
Siemens Gamesa Renewable Energy SAΔ	6,866	120,414
Telefonica SA	228,227	1,594,126
		20,214,695

See Notes to Financial Statements.

	Shares	Value
Sweden — 2.5%
Alfa Laval AB	9,705	$ 244,413
Assa Abloy AB, B Shares	55,581	1,299,231
Atlas Copco AB, A Shares	37,852	1,510,888
Atlas Copco AB, B Shares	15,381	534,044
Boliden AB	9,794	260,116
Electrolux AB, Series B	13,970	343,429
Epiroc AB, A SharesΔ	8,156	99,742
Epiroc AB, B Shares	46,082	547,671
Essity AB, B Shares	39,754	1,280,327
Hennes & Mauritz AB, B SharesΔ	37,981	774,719
Hexagon AB, B Shares	9,655	541,175
Husqvarna AB, B Shares	23,565	188,843
ICA Gruppen AB	5,526	258,130
Industrivarden AB, C Shares	8,930	215,352
Investor AB, B Shares	39,998	2,183,644
Kinnevik AB Class B	8,239	201,897
L E Lundbergforetagen AB, B Shares	660	28,973
Lundin Petroleum AB	8,084	274,488
Millicom International Cellular SA SDR	3,847	184,748
Sandvik AB	46,877	913,041
Securitas AB, B Shares	14,981	258,111
Skandinaviska Enskilda Banken AB, A Shares	63,139	593,751
Skanska AB, B Shares	13,311	301,116
SKF AB, B Shares	13,321	269,701
Svenska Handelsbanken AB, A Shares	65,615	706,690
Swedbank AB, A SharesΔ	34,481	512,594
Tele2 AB, B SharesΔ	19,177	278,336
Telefonaktiebolaget LM Ericsson, B Shares	152,650	1,333,828
Telia Co. AB	126,527	543,627
Volvo AB, B Shares	64,570	1,080,979
		17,763,604
Switzerland — 9.3%
ABB, Ltd.	91,674	2,211,465
Adecco Group AG	4,776	301,950
Alcon, Inc.*	19,678	1,114,594
Baloise Holding AG	1,016	183,881
Barry Callebaut AG	138	304,633
Chocoladefabriken Lindt & Spruengli AG	7	618,413
Chocoladefabriken Lindt & Spruengli AG (Swiss Exchange)	120	931,804
Cie Financiere Richemont SA	30,015	2,345,700
Clariant AG*	5,445	121,687
Coca-Cola HBC AG*	37,576	1,276,682
Credit Suisse Group AG*	106,526	1,439,984
Dufry AG*	1,201	119,093
EMS-Chemie Holding AG	209	137,404
Geberit AG	1,465	822,277
Givaudan SAΔ	333	1,043,287
Julius Baer Group, Ltd.*	11,052	569,763
Kuehne + Nagel International AG	1,638	276,276
LafargeHolcim, Ltd.*	1,494	82,031
LafargeHolcim, Ltd. (Swiss Exchange)*	19,045	1,056,569
	Shares	Value
Lonza Group AGΔ*	3,338	$ 1,217,727
Nestle SA	145,367	15,738,198
Novartis AG	101,964	9,654,931
Pargesa Holding SA	251	20,853
Partners Group Holding AGΔ	623	570,997
Roche Holding AG	34,391	11,177,172
Schindler Holding AG	838	205,220
Schindler Holding AG (Swiss Exchange)Δ	1,136	288,886
SGS SA	253	692,884
Sika AG	4,914	922,827
Sonova Holding AG	2,427	554,833
Straumann Holding AGΔ	601	589,540
Swatch Group AG (The)	1,344	375,252
Swatch Group AG (The) (Swiss Exchange)	15,046	795,930
Swiss Life Holding AG	710	356,186
Swiss Prime Site AG*	4,727	546,887
Swiss Re AG	11,416	1,282,502
Swisscom AG	1,391	736,362
Temenos AG*	3,832	606,182
UBS Group AG*	161,947	2,043,672
Vifor Pharma AG	2,839	518,133
Zurich Insurance Group AG	6,382	2,617,894
		66,470,561
United Kingdom — 14.6%
3i Group PLC	54,344	790,385
Admiral Group PLC	16,537	505,784
Anglo American PLC	43,454	1,250,761
Antofagasta PLC	23,560	286,111
Ashtead Group PLC	21,261	679,839
Associated British Foods PLC	28,326	974,786
AstraZeneca PLC	63,449	6,393,269
Auto Trader Group PLC 144A	48,519	382,139
Aviva PLC	201,169	1,115,704
BAE Systems PLC	180,364	1,349,365
Barclays PLC	815,678	1,940,915
Barratt Developments PLC	50,118	495,640
Berkeley Group Holdings PLC	6,733	433,352
BHP Group PLC	100,288	2,360,328
BP PLC	921,992	5,759,513
British Land Co. PLC (The) REIT	38,543	326,133
BT Group PLC	453,308	1,155,510
Bunzl PLC	22,304	610,081
Burberry Group PLC	26,208	765,468
Carnival PLC	9,106	439,532
Centrica PLC	288,146	340,839
Coca-Cola European Partners PLC	29,712	1,511,747
Compass Group PLC	87,542	2,191,609
Croda International PLC	3,881	263,208
Direct Line Insurance Group PLC	64,437	266,729
easyJet PLC	11,091	209,275
Evraz PLC	40,533	216,908
G4S PLC	106,286	306,915
GlaxoSmithKline PLC	271,005	6,386,134
Halma PLC	16,991	476,233
Hargreaves Lansdown PLC	10,678	273,688
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
HSBC Holdings PLC	951,899	$7,463,182
Informa PLC	61,491	698,035
InterContinental Hotels Group PLC	11,091	765,115
Intertek Group PLC	8,134	630,512
ITV PLC	231,678	463,390
J Sainsbury PLC	118,172	359,864
JD Sports Fashion PLC	19,923	220,990
Johnson Matthey PLC	6,759	268,231
Kingfisher PLC	173,177	497,777
Land Securities Group PLC REIT	42,490	557,194
Legal & General Group PLC	250,445	1,005,171
Lloyds Banking Group PLC	3,156,523	2,613,207
London Stock Exchange Group PLC	15,493	1,590,457
M&G PLC*	116,852	367,143
Marks & Spencer Group PLC	94,323	266,748
Meggitt PLC	30,413	264,592
Melrose Industries PLC	189,229	601,817
Micro Focus International PLC	13,331	187,848
Mondi PLC	17,953	421,510
National Grid PLC	184,211	2,304,148
Next PLC	7,706	716,353
NMC Health PLCΔ	2,437	57,040
Ocado Group PLC*	22,804	386,337
Pearson PLC	41,042	346,300
Persimmon PLC	14,726	525,688
Prudential PLC	116,852	2,242,794
Reckitt Benckiser Group PLC	37,886	3,075,765
RELX PLC	105,410	2,660,575
Rentokil Initial PLC	101,023	606,182
Rio Tinto PLC	55,193	3,292,083
Rolls-Royce Holdings PLC*	66,226	599,323
Royal Bank of Scotland Group PLC	194,604	619,427
Royal Dutch Shell PLC, A Shares	195,408	5,785,017
Royal Dutch Shell PLC, B Shares	177,121	5,254,192
RSA Insurance Group PLC	43,200	323,652
Sage Group PLC (The)	46,576	462,092
Schroders PLC	6,913	305,293
Segro PLC REIT	55,077	654,552
Severn Trent PLC	9,681	322,510
Smith & Nephew PLC	37,840	918,502
Smiths Group PLC	15,525	346,922
Spirax-Sarco Engineering PLC	3,375	397,430
SSE PLC	72,386	1,379,270
St. James’s Place PLC	18,780	289,681
Standard Chartered PLC	118,779	1,120,852
Standard Life Aberdeen PLC	114,480	497,532
Taylor Wimpey PLC	203,676	521,772
Tesco PLC	462,243	1,562,557
Unilever PLC	57,888	3,335,896
	Shares	Value
United Utilities Group PLC	27,605	$ 344,960
Vodafone Group PLC	1,284,807	2,497,643
Weir Group PLC (The)	10,978	219,503
Whitbread PLC	6,176	396,438
Wm Morrison Supermarkets PLC	146,161	386,823
		104,455,787
Total Foreign Common Stocks (Cost $627,660,395)		670,610,670
FOREIGN PREFERRED STOCKS — 0.5%
Germany — 0.5%
Henkel AG & Co. KGaA
2.06%, 04/09/19	11,912	1,230,516
Porsche Automobil Holding SE
3.35%, 06/28/19	4,564	338,641
Sartorius AG
0.33%, 03/29/19	1,809	386,695
Volkswagen AG
2.73%, 05/15/19	9,233	1,817,409
		3,773,261
Total Foreign Preferred Stocks (Cost $3,420,464)		3,773,261
RIGHTS — 0.0%
Repsol SAΔ* (Cost $36,619)	77,485	36,765
MONEY MARKET FUNDS — 4.6%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	30,770,243	30,770,243
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø§	1,670,877	1,670,877
Total Money Market Funds (Cost $32,441,120)		32,441,120

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $1,193,540)	$1,200,000	1,193,621
TOTAL INVESTMENTS — 99.2% (Cost $664,982,892)		708,304,906
Other Assets in Excess of Liabilities — 0.8%		5,559,053
NET ASSETS — 100.0%		$713,863,959

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2020	386	$39,304,450	$123,577

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stock	$ 249,469	$ 249,469	$ —	$ —
Foreign Common Stocks:
Austria	1,234,062	—	1,234,062	—
Denmark	10,232,725	—	10,232,725	—
Finland	6,964,606	—	6,964,606	—
Germany	53,246,527	294,158	52,952,369	—
Italy	13,312,701	—	13,312,701	—
Japan	165,119,150	—	165,119,150	—
Netherlands	35,617,127	32,966,084	2,651,043	—
Norway	4,997,482	—	4,997,482	—
Sweden	17,763,604	—	17,763,604	—
Switzerland	66,470,561	1,358,713	65,111,848	—
Other ^^	295,652,125	295,652,125	—	—
Total Foreign Common Stocks	670,610,670	330,271,080	340,339,590	—
Foreign Preferred Stocks	3,773,261	—	3,773,261	—
Money Market Funds	32,441,120	32,441,120	—	—
Rights	36,765	—	36,765	—
U.S. Treasury Obligation	1,193,621	—	1,193,621	—
Total Assets - Investments in Securities	$708,304,906	$362,961,669	$345,343,237	$ —
Other Financial Instruments***
Futures Contracts	$ 123,577	$ 123,577	$ —	$ —
Total Assets - Other Financial Instruments	$ 123,577	$ 123,577	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

International Equity Fund (Unaudited)
With an annual return of 22.01%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong performance in 2019, yet underperformed their U.S. counterparts. Broad investor concerns regarding tightening global financial conditions, trade disputes and the U.K.’s impending exit from the European Union pressured foreign stocks into the end of 2018. As 2019 progressed, these concerns were never fully alleviated, but were met with easier monetary policy by global central banks, as well as some incremental progress in the U.S. and China trade dispute. As perceived uncertainties fell toward the end of the year, markets began pricing in a cyclical upswing, causing the industrials sectors to be the biggest contributor to index returns for the year, followed closely by financials and health care sectors. Remarkably, all sectors and all countries in the MSCI EAFE Index posted positive returns in 2019.
The Fund primarily invests in equity securities of foreign companies in countries having economies and markets generally considered to be developed but may also invest in equity securities of foreign companies located in emerging markets. The Fund’s portfolio is diversified among a large number of companies across different industries, economic sectors and countries. The Investor Class of the Fund outperformed its benchmark, the MSCI EAFE Index, for the one-year period ended December 31, 2019 (23.10% versus 22.01%). On a country basis, overweight exposures to the United States and Taiwan (which are not included in the benchmark) as well as an underweight to Japan, benefited the Fund’s relative performance. On a sector basis, security selection and an underweight to the financials sector contributed the most, while security selection in the materials and industrials sectors were the largest detractors from benchmark-relative performance.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverages so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

International Equity Fund (Unaudited)
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Industrials	16.8
Financials	16.5
Consumer Discretionary	14.6
Health Care	12.9
Information Technology	11.5
Consumer Staples	7.3
Communication Services	6.6
Materials	5.3
Money Market Funds	4.6
Energy	4.4
Utilities	3.2
Real Estate	0.5
U.S. Treasury Obligation	0.1
Foreign Preferred Stocks Sold Short	—**
Foreign Common Stocks Sold Short	(5.3)
99.0
**Rounds to less than 0.1%
See Notes to Financial Statements.

International Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	23.45%	23.10%	22.01%
Five Year	6.62%	6.34%	5.67%
Ten year	5.56%	5.29%	5.06%
Since Inception	5.95%	5.74%	6.12%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	1.14%	1.41%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
COMMON STOCKS — 1.8%
Consumer Discretionary — 0.8%
Lululemon Athletica, Inc.*	18,547	$ 4,296,783
Trip.com Group, Ltd. ADR*	14,700	493,038
Yum China Holdings, Inc.	127,111	6,102,599
		10,892,420
Health Care — 1.0%
Mettler-Toledo International, Inc.*	6,570	5,211,850
ResMed, Inc.	47,925	7,426,937
		12,638,787
Total Common Stocks (Cost $18,130,634)		23,531,207
FOREIGN COMMON STOCKS — 97.6%
Australia — 3.3%
Afterpay, Ltd.*	41,608	854,930
AMP, Ltd.	1,140,880	1,533,173
Ansell, Ltd.	16,842	343,102
ASX, Ltd.‡‡	2,303	126,721
Aurizon Holdings, Ltd.‡‡	186,837	685,720
Australia & New Zealand Banking Group, Ltd.‡‡	50,494	872,743
Beach Energy, Ltd.	171,599	302,253
BHP Group, Ltd.‡‡	46,115	1,259,498
BlueScope Steel, Ltd.	287,237	3,035,623
Brambles, Ltd.	197,297	1,622,671
Caltex Australia, Ltd.	6,230	148,426
CIMIC Group, Ltd.‡‡	79,353	1,845,433
Coca-Cola Amatil, Ltd.	48,542	376,752
CSL, Ltd.	51,397	9,946,069
Dexus REIT‡‡	12,849	105,496
Evolution Mining, Ltd.	51,594	137,583
Fortescue Metals Group, Ltd.	495,472	3,716,886
Goodman Group REIT‡‡	30,218	283,517
GPT Group (The) REITΨ†††*	63,198	—
GPT Group (The) REIT (Athens Exchange)	25,055	98,461
Iluka Resources, Ltd.	192,033	1,253,260
Lendlease Group	28,414	350,936
Mirvac Group REIT‡‡	53,620	119,657
Newcrest Mining, Ltd.	46,271	982,238
Northern Star Resources, Ltd.	23,449	186,110
Orica, Ltd.	107,817	1,663,020
QBE Insurance Group, Ltd.	621,083	5,613,684
Rio Tinto, Ltd.‡‡	8,019	564,984
Santos, Ltd.	31,440	180,475
Scentre Group REIT‡‡	93,514	251,338
South32, Ltd.	1,610,096	3,050,689
Stockland REIT‡‡	41,895	135,827
Telstra Corporation, Ltd.	235,342	584,635
Vicinity Centres REIT‡‡	52,810	92,278
Viva Energy Group, Ltd. 144A	71,870	96,835
WiseTech Global, Ltd.	32,394	531,258
		42,952,281
Austria — 0.1%
ams AG*	36,701	1,489,987
	Shares	Value
Belgium — 0.7%
Ageas‡‡	41,192	$ 2,434,083
Galapagos NV*	359	75,102
Groupe Bruxelles Lambert SA‡‡	415	43,739
KBC Group NV	75,346	5,667,617
Solvay SA	2,223	257,583
UCB SA	9,319	741,126
		9,219,250
Canada — 2.2%
Canadian National Railway Co.	60,097	5,435,773
Canadian Pacific Railway, Ltd.Δ	33,265	8,480,912
Cenovus Energy, Inc.	275,699	2,802,531
Dollarama, Inc.	80,105	2,753,137
Open Text Corporation	28,600	1,260,246
Shopify, Inc. Class A*	22,150	8,806,397
		29,538,996
China — 0.7%
Baidu, Inc. ADR*	20,595	2,603,208
Tencent Holdings, Ltd.	144,500	6,965,107
		9,568,315
Denmark — 1.6%
Coloplast A/S Class B	4,777	592,640
Danske Bank A/S	12,095	195,676
Demant A/S*	3,754	118,224
DSV Panalpina A/S	46,708	5,383,250
FLSmidth & Co. A/S	6,003	239,392
Genmab A/S*	1,714	381,200
GN Store Nord A/S	53,268	2,505,765
H Lundbeck A/S	42,292	1,616,845
ISS A/S	290,443	6,969,132
Pandora A/S	49,398	2,148,884
Rockwool International A/S, B Shares	4,670	1,107,387
Vestas Wind Systems A/S	1,761	177,872
		21,436,267
Finland — 0.4%
Fortum OYJ	25,918	639,745
Kesko OYJ, B Shares	1,891	133,853
Kone OYJ Class B	12,168	795,639
Nokia OYJ	141,713	524,178
Orion OYJ Class B	4,751	220,027
Sampo OYJ, A Shares	14,539	634,818
Stora Enso OYJ, R Shares	9,029	131,379
UPM-Kymmene OYJ‡‡	56,608	1,963,986
Wartsila OYJ Abp	8,780	97,050
		5,140,675
France — 9.6%
Accor SA	83,000	3,886,971
Air France-KLM*	41,894	466,354
Air Liquide SA	42,304	5,988,493
Alstom SA	1,590	75,317
Arkema SA	670	71,171
Atos SE‡‡	20,873	1,740,072
AXA SA‡‡	47,103	1,326,698

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
BNP Paribas SA‡‡	137,748	$ 8,162,866
Bouygues SA	1,717	72,955
Bureau Veritas SA	72,272	1,885,630
Capgemini SE‡‡	12,858	1,570,645
Carrefour SA	21,588	362,018
Christian Dior SE	13,709	7,024,390
Cie de St-Gobain	325,342	13,320,169
CNP Assurances‡‡	22,991	457,239
Credit Agricole SA	18,152	263,167
Danone SA	12,071	1,000,609
Dassault Aviation SA	115	150,925
Dassault Systemes SA	1,157	190,194
Electricite de France SA	38,669	430,627
Engie SA‡‡	241,390	3,899,048
EssilorLuxottica SA	57,662	8,783,472
Eutelsat Communications SA	24,863	404,109
Gecina SA REIT	674	120,662
Hermes International‡‡	1,341	1,002,098
Ingenico Group	3,394	368,523
Kering SA‡‡	4,036	2,649,307
Klepierre REIT‡‡	4,327	164,294
L’Oreal SA‡‡	28,606	8,471,061
Natixis SA	263,605	1,170,324
Orange SA‡‡	97,089	1,428,830
Peugeot SA‡‡	134,320	3,209,202
Publicis Groupe SA‡‡	102,875	4,657,338
Rexel SA	9,720	129,145
Sanofi‡‡	153,593	15,440,207
Schneider Electric SE	103,021	10,573,618
SES SA	31,843	446,479
Societe Generale SA	238,172	8,285,892
SPIE SA	7,399	150,718
Thales SA‡‡	6,487	673,219
TOTAL SA‡‡	41,883	2,311,424
Valeo SA	99,261	3,497,223
Vinci SA	1,202	133,480
		126,416,183
Germany — 10.2%
adidas AG‡‡	23,948	7,784,745
Allianz SE‡‡	85,060	20,842,065
Bayerische Motoren Werke AG	75,455	6,180,197
Beiersdorf AG	57,547	6,884,308
Brenntag AG	2,455	133,200
Carl Zeiss Meditec AG	1,280	162,726
CECONOMY AG*	85,698	518,065
Continental AG	139,741	18,058,768
Covestro AG 144A‡‡	38,087	1,772,193
Daimler AG	292,419	16,166,183
Deutsche Boerse AG	29,796	4,672,390
Deutsche Lufthansa AG‡‡	45,262	833,142
Deutsche Telekom AG	418,640	6,841,493
Deutsche Wohnen SE	6,238	253,742
E.ON SE‡‡	25,218	269,502
Evonik Industries AG	264,895	8,090,511
Fresenius Medical Care AG & Co. KGaA‡‡	35,993	2,650,087
	Shares	Value
Fresenius SE & Co. KGaA‡‡	5,433	$ 305,734
HeidelbergCement AG	8,368	608,060
Henkel AG & Co. KGaA	4,900	460,564
HOCHTIEF AG	6,514	829,336
HUGO BOSS AG	9,840	476,297
Infineon Technologies AG‡‡	65,476	1,479,389
KION Group AG	8,173	562,036
Muenchener Rueckversicherungs-Gesellschaft AG‡‡	8,259	2,437,173
ProSiebenSat.1 Media SE	63,859	996,382
Rheinmetall AG‡‡	6,815	781,422
SAP SE‡‡	97,533	13,127,773
Siemens AG‡‡	22,949	2,996,946
Siemens Healthineers AG 144A	10,385	497,826
Software AG	43,198	1,504,049
thyssenkrupp AG	281,872	3,787,545
Uniper SE	8,589	283,881
Vonovia SE	8,154	437,946
		133,685,676
Hong Kong — 4.3%
AIA Group, Ltd.	1,487,400	15,614,045
China Mobile, Ltd.	1,008,000	8,472,980
CK Asset Holdings, Ltd.	318,000	2,295,535
CK Hutchison Holdings, Ltd.	1,430,500	13,639,894
CK Infrastructure Holdings, Ltd.‡‡	11,000	78,276
CLP Holdings, Ltd.	15,000	157,656
Henderson Land Development Co., Ltd.	82,560	405,262
HKT Trust & HKT, Ltd.	65,000	91,590
Hong Kong Exchanges and Clearing, Ltd.‡‡	19,700	639,619
Hysan Development Co., Ltd.	70,000	274,438
Kerry Properties, Ltd.	348,000	1,105,322
Link REIT‡‡	41,000	434,082
New World Development Co., Ltd.	492,000	674,327
PCCW, Ltd.‡‡	62,000	36,680
Sun Hung Kai Properties, Ltd.	49,000	750,189
WH Group, Ltd. 144A	11,121,825	11,489,636
Wheelock & Co., Ltd.	31,000	206,672
Yue Yuen Industrial Holdings, Ltd.	109,000	321,728
		56,687,931
India — 1.2%
Axis Bank, Ltd.	109,918	1,161,268
HDFC Bank, Ltd. ADR	114,140	7,233,052
Tata Consultancy Services, Ltd.	229,287	6,943,997
		15,338,317
Indonesia — 0.1%
PT Bank Mandiri Persero Tbk	2,550,600	1,409,368
Ireland — 1.4%
Accenture PLC Class A	41,810	8,803,932
DCC PLC	1,353	117,280
ICON PLC*	21,440	3,692,611
Ryanair Holdings PLC ADR*	64,010	5,607,916

See Notes to Financial Statements.

	Shares	Value
Willis Towers Watson PLC	1,800	$ 363,492
		18,585,231
Italy — 2.7%
A2A SpA‡‡	1,176,047	2,208,430
Assicurazioni Generali SpA	34,236	706,795
Banca Generali SpA	2,711	88,131
BPER Banca	277,069	1,394,085
Buzzi Unicem SpA	2,895	72,974
Enel SpA	1,347,603	10,705,124
Eni SpA‡‡	750,906	11,662,495
Intesa Sanpaolo SpA	2,603,337	6,857,686
Leonardo SpA	123,908	1,453,111
Poste Italiane SpA 144A	36,435	414,007
Snam SpA	17,220	90,539
Unipol Gruppo SpA	79,536	456,622
		36,109,999
Japan — 16.7%
ABC-Mart, Inc.	1,300	88,740
Alfresa Holdings Corporation	32,200	654,144
Alps Alpine Co., Ltd.	47,700	1,082,758
Amada Holdings Co., Ltd.	10,800	122,837
ANA Holdings, Inc.	3,100	103,489
Aozora Bank, Ltd.	14,300	377,788
Astellas Pharma, Inc.‡‡	166,900	2,848,981
Brother Industries, Ltd.	53,900	1,113,210
Calbee, Inc.	3,100	101,002
Casio Computer Co., Ltd.	5,400	107,911
Chubu Electric Power Co., Inc.	5,100	72,093
Coca-Cola Bottlers Japan Holdings, Inc.Δ	348,700	8,909,391
Credit Saison Co., Ltd.	9,500	164,766
Dai Nippon Printing Co., Ltd.	2,700	73,028
Daicel Corporation	11,700	111,856
Daikin Industries, Ltd.	53,500	7,548,306
Daito Trust Construction Co., Ltd.‡‡	1,000	123,576
Daiwa House Industry Co., Ltd.‡‡	9,100	281,707
Ezaki Glico Co., Ltd.	2,500	111,460
Fuji Electric Co., Ltd.	22,200	674,376
FUJIFILM Holdings Corporation	250,400	11,958,077
Fujitsu, Ltd.	101,700	9,565,478
GungHo Online Entertainment, Inc.	12,250	259,521
Hachijuni Bank, Ltd. (The)	142,600	620,261
Haseko Corporation‡‡	143,400	1,924,979
Hitachi High-Technologies Corporation	14,300	1,012,719
Hitachi, Ltd.‡‡	54,600	2,303,888
Honda Motor Co., Ltd.	395,100	11,181,938
Hoshizaki Corporation	1,000	89,160
Hoya Corporation‡‡	123,000	11,741,832
Isuzu Motors, Ltd.	334,300	3,951,684
Izumi Co., Ltd.	2,900	104,453
Japan Airlines Co., Ltd.	83,800	2,609,187
Japan Post Holdings Co., Ltd.	25,400	238,873
Japan Real Estate Investment Corporation REIT	18	119,457
Japan Retail Fund Investment Corporation REIT	50	107,595
	Shares	Value
JTEKT Corporation	8,800	$ 103,955
Kajima Corporation	24,400	324,403
Kamigumi Co., Ltd.	26,200	575,925
KDDI Corporation	14,000	417,709
Keyence Corporation	17,200	6,039,584
Koito Manufacturing Co., Ltd.	1,400	64,828
Komatsu, Ltd.	129,100	3,098,588
Konica Minolta, Inc.	73,200	476,831
Kyocera Corporation	167,500	11,416,080
Kyushu Railway Co.	9,800	328,081
Mabuchi Motor Co., Ltd.	11,900	449,291
Marubeni Corporation	126,900	937,585
Matsumotokiyoshi Holdings Co., Ltd.	3,200	123,888
Mazda Motor Corporation‡‡	180,800	1,540,676
Mebuki Financial Group, Inc.	27,900	71,133
Medipal Holdings Corporation	4,800	105,938
MINEBEA MITSUMI, Inc.	28,600	590,766
Mitsubishi Corporation	22,800	604,003
Mitsubishi Electric Corporation	544,500	7,413,744
Mitsubishi Estate Co., Ltd.‡‡	22,000	420,967
Mitsubishi Gas Chemical Co., Inc.	18,100	275,739
Mitsubishi Heavy Industries, Ltd.	5,200	201,640
Mitsubishi UFJ Financial Group, Inc.	243,600	1,316,984
Mitsui Fudosan Co., Ltd.‡‡	16,000	391,039
Mixi, Inc.	52,400	993,469
MS&AD Insurance Group Holdings, Inc.	13,000	429,113
Murata Manufacturing Co., Ltd.	12,500	769,358
NH Foods, Ltd.	2,000	82,847
Nikon Corporation	131,100	1,603,308
Nintendo Co., Ltd.	1,900	759,924
Nippon Building Fund, Inc. REIT	16	117,284
Nippon Express Co., Ltd.	15,200	891,009
Nippon Telegraph & Telephone Corporation	267,400	6,758,185
Nitto Denko Corporation	22,100	1,242,634
NSK, Ltd.	13,100	123,837
NTT DOCOMO, Inc.‡‡	27,200	757,687
Obayashi Corporation	24,400	271,003
Olympus Corporation	549,900	8,475,447
Ono Pharmaceutical Co., Ltd.	3,900	89,038
ORIX Corporation	28,500	472,284
Otsuka Corporation	3,200	127,792
Otsuka Holdings Co., Ltd.	180,300	8,036,738
Persol Holdings Co., Ltd.	45,100	845,226
Pola Orbis Holdings, Inc.	28,900	688,371
Resona Holdings, Inc.‡‡	218,200	951,032
Rohm Co., Ltd.	10,200	813,849
SCSK Corporation	3,200	165,934
Secom Co., Ltd.	14,600	1,302,944
Sekisui Chemical Co., Ltd.	345,400	5,992,658
Shimamura Co., Ltd.	5,000	380,119
Shimizu Corporation	37,200	378,950
Shin-Etsu Chemical Co., Ltd.	1,000	109,973
Shinsei Bank, Ltd.	62,400	952,049
Shionogi & Co., Ltd.‡‡	20,400	1,261,975
Showa Denko KK	30,300	798,572
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
SoftBank Group Corporation	28,800	$ 1,250,411
Sojitz Corporation‡‡	390,700	1,259,264
Sony Corporation‡‡	38,400	2,607,272
SUMCO Corporation	9,600	159,060
Sumitomo Corporation	52,800	784,257
Sumitomo Dainippon Pharma Co., Ltd.‡‡	55,200	1,069,508
Sumitomo Electric Industries, Ltd.	421,900	6,336,161
Sumitomo Heavy Industries, Ltd.	24,000	681,715
Sumitomo Mitsui Financial Group, Inc.	28,500	1,052,658
Sumitomo Realty & Development Co., Ltd.‡‡	6,000	209,337
Sundrug Co., Ltd.	13,200	477,602
Suzuken Co., Ltd.	4,400	179,335
Sysmex Corporation	14,700	1,000,849
Taiheiyo Cement Corporation	29,600	868,852
Taisei Corporation	20,400	844,989
Taisho Pharmaceutical Holdings Co., Ltd.	3,500	258,283
Takeda Pharmaceutical Co., Ltd.	331,300	13,103,651
TDK Corporation	1,600	179,807
Teijin, Ltd.	10,300	192,426
Terumo Corporation	120,500	4,274,656
Tokio Marine Holdings, Inc.	177,700	9,949,215
Tokyo Electron, Ltd.‡‡	10,300	2,248,800
Toshiba Corporation	8,500	288,505
Tosoh Corporation	16,300	251,114
Toyo Seikan Group Holdings, Ltd.	5,600	96,400
Toyota Boshoku Corporation	6,400	102,765
Toyota Motor Corporation	37,800	2,663,445
Yamaguchi Financial Group, Inc.	13,200	89,271
Yamazaki Baking Co., Ltd.	4,000	71,477
		218,943,592
Jersey — 3.2%
Experian PLC	511,943	17,305,617
Ferguson PLC	15,247	1,383,438
Glencore PLC*	2,982,356	9,297,335
Man Group PLC‡‡	434,244	908,816
WPP PLC	914,597	12,920,384
		41,815,590
Mexico — 0.5%
Grupo Televisa SAB SA ADR	165,900	1,946,007
Wal-Mart de Mexico SAB de CV	1,432,900	4,113,596
		6,059,603
Netherlands — 3.2%
Aalberts NV	2,807	125,976
Airbus SE‡‡	2,501	366,045
ASM International NV	17,226	1,935,139
ASML Holding NV	6,327	1,871,478
ASML Holding NV (NASDAQ Exchange)Δ	19,890	5,886,246
ASR Nederland NV	42,934	1,606,587
CNH Industrial NV	587,111	6,446,419
EXOR NV	51,823	4,017,913
Fiat Chrysler Automobiles NV	276,496	4,099,478
ING Groep NV‡‡	66,977	802,969
	Shares	Value
Koninklijke Ahold Delhaize NV	208,922	$ 5,224,785
Koninklijke Philips NV	55,863	2,727,030
Prosus NV*	17,607	1,313,952
Randstad NV	17,730	1,082,689
Signify NV 144A	27,614	862,953
STMicroelectronics NV	11,487	308,853
Unibail-Rodamco-Westfield REIT‡‡	1,666	262,840
Unilever NV	30,141	1,732,043
Wolters Kluwer NV	21,446	1,564,120
		42,237,515
Nigeria — 0.0%
Afriland Properties PLCΨ†††	364,373	—
Norway — 0.3%
DNB ASA	15,435	288,834
Equinor ASA	6,897	137,542
Leroy Seafood Group ASA	147,846	984,212
Orkla ASA	11,123	112,796
Salmar ASA	45,307	2,321,813
		3,845,197
Portugal — 0.4%
EDP - Energias de Portugal SA	96,013	416,144
Galp Energia SGPS SA	293,109	4,898,828
		5,314,972
Singapore — 2.5%
Ascendas REIT‡‡	45,900	101,359
CapitaLand Commercial Trust REIT	69,500	102,833
CapitaLand Mall Trust REIT‡‡	58,400	106,817
ComfortDelGro Corporation, Ltd.	485,400	858,955
DBS Group Holdings, Ltd.	256,100	4,927,966
Jardine Matheson Holdings, Ltd.	61,945	3,444,142
Singapore Exchange, Ltd.‡‡	13,600	89,592
Singapore Telecommunications, Ltd.	2,305,900	5,777,823
Suntec REIT	65,200	89,199
United Overseas Bank, Ltd.	725,577	14,247,733
UOL Group, Ltd.	14,686	90,849
Venture Corporation, Ltd.	23,300	280,650
Wilmar International, Ltd.	87,300	267,427
Yangzijiang Shipbuilding Holdings, Ltd.	2,608,800	2,172,464
		32,557,809
South Africa — 0.3%
Naspers, Ltd. N Shares	21,607	3,533,993
South Korea — 0.4%
NAVER Corporation	23,940	3,851,825
Samsung Electronics Co., Ltd.	37,200	1,792,552
		5,644,377
Spain — 2.7%
ACS Actividades de Construccion y Servicios SA	24,163	966,245
Amadeus IT Group SA	151,871	12,401,750
Banco Bilbao Vizcaya Argentaria SA	371,989	2,079,207
Banco Santander SA	3,019,833	12,634,804
Bankia SA	99,355	212,027
Enagas SA	43,619	1,112,610

See Notes to Financial Statements.

	Shares	Value
Endesa SA‡‡	90,158	$ 2,405,888
Iberdrola SA	256,493	2,641,162
Mapfre SA	39,099	103,503
Mediaset Espana Comunicacion SA	12,967	82,325
Red Electrica Corporation SA	35,266	709,075
Repsol SA‡‡	5,794	90,533
		35,439,129
Sweden — 2.8%
AAK AB	6,297	119,770
Atlas Copco AB, A Shares	125,697	5,017,280
Atlas Copco AB, B Shares	6,930	240,617
Essity AB, B Shares	40,079	1,290,794
Getinge AB, B Shares	48,987	911,020
Hennes & Mauritz AB, B SharesΔ	193,933	3,955,757
Investor AB, B Shares‡‡	8,150	444,940
Sandvik AB	75,549	1,471,496
Securitas AB, B Shares	16,325	281,267
SKF AB, B Shares	163,739	3,315,113
Swedish Orphan Biovitrum AB*	66,137	1,096,272
Telefonaktiebolaget LM Ericsson, B Shares	189,014	1,651,569
Telia Co. AB	2,618,170	11,249,035
Volvo AB, B Shares‡‡	313,311	5,245,200
		36,290,130
Switzerland — 9.5%
ABB, Ltd.Δ	471,180	11,366,344
Adecco Group AG‡‡	30,343	1,918,353
Alcon, Inc.*	89,250	5,055,264
Chubb, Ltd.	43,090	6,707,389
Cie Financiere Richemont SA	29,317	2,291,151
Coca-Cola HBC AG*	20,028	680,471
Credit Suisse Group AG*	502,175	6,788,240
Geberit AG	8,493	4,766,963
Kuehne + Nagel International AG	4,850	818,033
LafargeHolcim, Ltd. (Swiss Exchange)*	54,843	3,042,551
Nestle SA‡‡	199,810	21,632,484
Novartis AG‡‡	179,106	16,959,477
Roche Holding AG‡‡	49,565	16,108,765
Sika AGΔ	47,412	8,903,761
Sonova Holding AG‡‡	7,948	1,816,981
Swatch Group AG (The)	7,385	2,061,932
UBS Group AG*	557,894	7,040,281
Zurich Insurance Group AG‡‡	15,688	6,435,211
		124,393,651
Taiwan — 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	41,000	452,714
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	431,527	25,071,718
		25,524,432
Turkey — 0.0%
Yapi ve Kredi Bankasi AS*	1	—
United Kingdom — 14.7%
3i Group PLC‡‡	15,222	221,390
Aggreko PLC	24,815	273,675
	Shares	Value
Anglo American PLC‡‡	37,597	$ 1,082,175
Antofagasta PLC	33,256	403,859
Ashtead Group PLC	112,473	3,596,419
Associated British Foods PLC	16,223	558,284
AstraZeneca PLC‡‡	15,750	1,587,007
Auto Trader Group PLC 144A	10,725	84,471
Avast PLC 144A	14,593	87,526
Aviva PLC	54,583	302,723
Babcock International Group PLC	25,780	214,929
BAE Systems PLC	51,307	383,845
Barclays PLC‡‡	540,414	1,285,921
Barratt Developments PLC	79,810	789,278
Bellway PLC	12,686	639,724
Berkeley Group Holdings PLC	11,515	741,132
BHP Group PLC‡‡	59,423	1,398,550
BP PLC‡‡	1,781,163	11,126,595
Britvic PLC	12,806	153,429
BT Group PLC‡‡	361,241	920,825
Bunzl PLC	34,905	954,756
Burberry Group PLC‡‡	27,299	797,334
Carnival PLC	5,589	269,772
Close Brothers Group PLC	5,735	121,393
Compass Group PLC	540,778	13,538,346
Dialog Semiconductor PLC‡‡*	31,972	1,623,769
Direct Line Insurance Group PLC	31,583	130,734
Dixons Carphone PLC	319,226	609,745
Drax Group PLC	96,874	402,923
Dunelm Group PLC	29,230	447,581
Evraz PLC	125,749	672,931
G4S PLC	3,104,814	8,965,549
GlaxoSmithKline PLC‡‡	580,601	13,681,652
Hays PLC	152,882	367,754
Howden Joinery Group PLC	9,686	86,295
HSBC Holdings PLC	250,928	1,967,353
Inchcape PLC‡‡	62,025	580,038
Indivior PLC*	292,107	150,901
Investec PLC	82,704	485,415
JD Sports Fashion PLC	57,938	642,660
John Wood Group PLC	934,751	4,934,113
Kingfisher PLC	3,140,787	9,027,823
Liberty Global PLC Class AΔ*	99,100	2,253,534
Liberty Global PLC Class C*	51,026	1,112,112
Lloyds Banking Group PLC‡‡	23,857,232	19,750,808
London Stock Exchange Group PLC	5,849	600,438
Marks & Spencer Group PLC	227,826	644,297
Meggitt PLC	64,632	562,297
Melrose Industries PLC	27,890	88,700
Micro Focus International PLC	10,361	145,998
Mondi PLC	9,856	231,404
Moneysupermarket.com Group PLC	139,602	611,335
National Grid PLC	219,163	2,741,334
Next PLC	2,311	214,832
Persimmon PLC	21,823	779,037
Prudential PLC	8,899	170,803
Reckitt Benckiser Group PLC‡‡	24,337	1,975,793
RELX PLC	9,878	249,323
Rio Tinto PLC‡‡	28,737	1,714,068
Rolls-Royce Holdings PLC*	787,700	7,128,424
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Royal Bank of Scotland Group PLC	873,250	$ 2,779,567
Royal Dutch Shell PLC, A Shares‡‡	67,367	1,994,387
Royal Dutch Shell PLC, B Shares‡‡	532,733	15,803,216
Royal Mail PLC	190,232	570,234
Sage Group PLC (The)	14,651	145,356
Schroders PLC	86,318	3,811,990
Smith & Nephew PLC‡‡	211,142	5,125,113
Smiths Group PLC	60,896	1,360,782
Spectris PLC	14,854	571,773
SSE PLC	756,419	14,413,090
Standard Chartered PLC	40,156	378,930
Standard Life Aberdeen PLC	24,141	104,917
Tate & Lyle PLC	59,644	600,592
Taylor Wimpey PLC	307,080	786,670
Tesco PLC	3,422,754	11,570,208
Travis Perkins PLC	177,600	3,768,689
Unilever PLC	23,287	1,341,954
Vodafone Group PLC‡‡	125,830	244,611
WH Smith PLC	12,058	415,273
Whitbread PLC	2,120	136,083
		193,208,566
Total Foreign Common Stocks (Cost $1,178,386,402)		1,282,387,032
FOREIGN PREFERRED STOCKS — 0.2%
Germany — 0.2%
Bayerische MotorenWerke AG
6.01%, 05/17/19	9,226	567,971
Henkel AG & Co. KGaA
2.06%, 04/09/19	7,250	748,929
Porsche Automobil Holding SE
3.35%, 06/28/19‡‡	2,638	195,735
Volkswagen AG
2.73%, 05/15/19	4,573	900,142
		2,412,777
Total Foreign Preferred Stocks (Cost $2,627,340)		2,412,777
MONEY MARKET FUNDS — 4.6%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	56,057,536	56,057,536
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø§	4,448,350	4,448,350
Northern Institutional U.S. Government Portfolio (Shares), 1.48%Ø	63	63
Total Money Market Funds (Cost $60,505,949)		60,505,949

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $1,193,540)	$1,200,000	$ 1,193,621
TOTAL INVESTMENTS — 104.3% (Cost $1,260,843,865)		1,370,030,586

	Shares
FOREIGN COMMON STOCKS SOLD SHORT — (5.3)%
Australia — (0.4)%
Alumina, Ltd.	(101,237)	(163,399)
AMP, Ltd.	(151,200)	(203,190)
APA Group	(13,591)	(105,866)
Challenger, Ltd.	(257,413)	(1,461,374)
Domino’s Pizza Enterprises, Ltd.	(3,418)	(125,590)
SEEK, Ltd.	(65,187)	(1,031,549)
Seven Group Holdings, Ltd.	(5,728)	(78,262)
TPG Telecom, Ltd.	(7,799)	(36,724)
Worley, Ltd.	(183,974)	(1,976,579)
		(5,182,533)
Belgium — (0.2)%
Umicore SA	(44,481)	(2,163,419)
Denmark — (0.2)%
AP Moeller - Maersk A/S Class B	(595)	(858,134)
Chr. Hansen Holding A/S	(8,299)	(659,500)
Dfds A/S	(14,174)	(691,482)
		(2,209,116)
Finland — (0.1)%
Outokumpu OYJ	(269,465)	(849,250)
France — (0.3)%
Altran Technologies SA	(10,338)	(164,201)
Bollore SA	(170,345)	(743,286)
Bollore SA (Euronext Paris Exchange)*	(1,287)	(5,477)
Elior Group SA 144A	(61,221)	(899,598)
Eurofins Scientific SE	(842)	(466,758)
Faurecia SE	(5,913)	(318,564)
Iliad SA	(4,572)	(592,588)
Technicolor SA*	(45,836)	(35,193)
Valeo SA	(35,317)	(1,244,310)
Worldline SA 144A*	(2,289)	(162,142)
		(4,632,117)
Germany — (1.0)%
Aurubis AG	(2,075)	(126,848)
Delivery Hero SE 144A*	(35,955)	(2,849,767)
Deutsche Bank AG	(440,443)	(3,412,782)
Innogy SE 144A	(1,983)	(99,171)
thyssenkrupp AG	(260,562)	(3,501,200)

See Notes to Financial Statements.

	Shares	Value
TUI AG	(5,664)	$ (71,559)
United Internet AG	(34,744)	(1,137,841)
Zalando SE 144A*	(29,898)	(1,507,761)
		(12,706,929)
Ireland — (0.3)%
James Hardie Industries PLC CDI	(184,463)	(3,607,685)
Italy — (0.4)%
Autogrill SpA	(9,273)	(97,075)
FinecoBank Banca Fineco SpA	(175,843)	(2,109,380)
Freni Brembo SpA	(100,789)	(1,251,362)
Pirelli & C SpA 144A	(197,819)	(1,141,747)
Saipem SpA*	(180,832)	(884,398)
Tenaris SA	(11,010)	(124,743)
		(5,608,705)
Japan — (0.7)%
Coca-Cola Bottlers Japan Holdings, Inc.	(12,400)	(316,824)
CyberAgent, Inc.	(15,900)	(553,889)
Daiichi Sankyo Co., Ltd.	(5,900)	(389,661)
FamilyMart Co., Ltd.	(4,700)	(112,563)
Hokuriku Electric Power Co.*	(28,200)	(205,780)
Japan Airport Terminal Co., Ltd.	(9,300)	(516,011)
Kansai Electric Power Co., Inc. (The)	(57,600)	(667,285)
Kobe Steel, Ltd.	(22,700)	(121,630)
Kyushu Electric Power Co., Inc.	(21,700)	(188,269)
MonotaRO Co., Ltd.	(24,200)	(644,228)
Nippon Paint Holdings Co., Ltd.	(32,000)	(1,647,414)
Suzuki Motor Corporation	(48,000)	(2,003,614)
Taiyo Nippon Sanso Corporation	(22,300)	(493,587)
Yaskawa Electric Corporation	(19,700)	(742,119)
		(8,602,874)
Netherlands — (0.6)%
Altice Europe NV*	(285,005)	(1,837,579)
ArcelorMittal	(118,272)	(2,075,157)
Boskalis Westminster	(30,804)	(787,805)
Koninklijke Vopak NV	(10,735)	(581,963)
OCI NV*	(41,800)	(879,133)
SBM Offshore NV	(46,755)	(870,064)
Takeaway.com NV 144A*	(15,353)	(1,415,604)
		(8,447,305)
Norway — (0.2)%
Adevinta ASA*	(28,619)	(339,022)
Norsk Hydro ASA	(24,069)	(89,503)
Schibsted ASA Class A	(35,469)	(1,073,131)
Subsea 7 SA	(43,704)	(522,837)
		(2,024,493)
Papua New Guinea — (0.0)%
Oil Search, Ltd.	(100,760)	(512,635)
Singapore — (0.0)%
Keppel Corporation, Ltd.	(15,600)	(78,525)
Spain — (0.3)%
Cellnex Telecom SA 144A*	(92,198)	(3,968,168)
	Shares	Value
Sweden — (0.1)%
BillerudKorsnas AB	(16,620)	$ (196,390)
Millicom International Cellular SA SDR	(10,368)	(497,912)
Saab AB, B Shares	(14,240)	(477,543)
		(1,171,845)
Switzerland — (0.2)%
Idorsia, Ltd.*	(16,354)	(505,652)
Lonza Group AG*	(883)	(322,125)
Sika AG	(4,348)	(816,535)
Temenos AG*	(466)	(73,716)
Vifor Pharma AG	(5,646)	(1,030,425)
		(2,748,453)
United Kingdom — (0.3)%
ASOS PLC*	(14,650)	(654,544)
Capita PLC*	(56,613)	(123,058)
Hargreaves Lansdown PLC	(6,898)	(176,803)
John Wood Group PLC	(149,891)	(791,204)
NMC Health PLC	(43,032)	(1,007,193)
Ocado Group PLC*	(28,922)	(489,986)
Severn Trent PLC	(15,550)	(518,028)
SSE PLC	(4,967)	(94,643)
St. James’s Place PLC	(10,242)	(157,982)
Thomas Cook Group PLCΨ†††*	(56,628)	(2,589)
United Utilities Group PLC	(11,243)	(140,496)
Virgin Money UK PLC	(40,316)	(100,691)
Weir Group PLC (The)	(11,786)	(235,659)
		(4,492,876)
Total Foreign Common Stocks Sold Short (Proceeds $(62,197,906))		(69,006,928)
FOREIGN PREFERRED STOCKS SOLD SHORT — (0.0)%
Germany — (0.0)%
Sartorius AG 0.33%, 03/29/19 (Proceeds $(403,162))	(2,084)	(445,480)
TOTAL SECURITIES SOLD SHORT — (5.3)% (Cost $(62,601,068))		(69,452,408)
Other Assets in Excess of Liabilities — 1.0%		13,591,560
NET ASSETS — 100.0%		$1,314,169,738
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
CAC 40 Index	01/2020	349	$ 23,370,958	$ 7,421
IBEX 35 Index	01/2020	106	11,329,169	(85,862)
OMXS30 Index	01/2020	(198)	(3,737,993)	41,964
Hang Seng Index	01/2020	10	1,813,970	15,404
AEX Index	01/2020	(49)	(6,646,492)	35,781
Topix Index®	03/2020	84	13,304,864	(30,702)
ASX SPI 200 Index	03/2020	(75)	(8,688,104)	238,194
S&P/TSX 60 Index	03/2020	(80)	(12,474,221)	3,455
DAX Index	03/2020	17	6,314,905	(16,353)
FTSE 100 Index®	03/2020	(119)	(11,820,480)	(9,124)
FTSE/MIB Index	03/2020	160	21,007,199	(62,162)
MSCI EAFE Index E-Mini	03/2020	196	19,957,700	49,989
Total Futures Contracts outstanding at December 31, 2019			$ 53,731,475	$188,005
Forward Foreign Currency Contracts outstanding at December 31, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/20	Australian Dollars	63,859,000	U.S. Dollars	43,574,657	CITI	$ 1,325,504
03/18/20	Canadian Dollars	36,175,000	U.S. Dollars	27,260,947	CITI	604,686
03/18/20	British Pounds	20,907,000	U.S. Dollars	27,172,021	CITI	581,190
03/18/20	Euro	10,871,000	U.S. Dollars	12,100,770	CITI	153,304
03/18/20	New Zealand Dollars	3,041,000	U.S. Dollars	1,992,970	CITI	56,555
03/18/20	Norwegian Kroner	6,536,000	U.S. Dollars	712,472	CITI	32,177
03/18/20	Danish Kroner	2,824,000	U.S. Dollars	421,705	CITI	4,512
03/18/20	Israeli Shekels	4,212,250	U.S. Dollars	1,220,524	CITI	4,475
03/18/20	Swedish Kronor	1,079,000	U.S. Dollars	112,677	CITI	2,958
03/18/20	Japanese Yen	109,179,000	U.S. Dollars	1,008,229	CITI	1,085
03/18/20	Singapore Dollars	151,000	U.S. Dollars	111,353	CITI	1,006
03/18/20	Swiss Francs	22,000	U.S. Dollars	22,405	CITI	453
03/18/20	Hong Kong Dollars	2,337,000	U.S. Dollars	299,337	CITI	389
Subtotal Appreciation						$ 2,768,294
03/18/20	U.S. Dollars	87,072	Israeli Shekels	300,000	CITI	$ (173)
03/18/20	Israeli Shekels	1,344,750	U.S. Dollars	391,464	CITI	(386)
03/18/20	U.S. Dollars	16,696	New Zealand Dollars	26,000	CITI	(825)
03/18/20	U.S. Dollars	815,944	Hong Kong Dollars	6,393,000	CITI	(3,979)
03/18/20	Japanese Yen	211,256,000	U.S. Dollars	1,958,332	CITI	(5,360)
03/18/20	U.S. Dollars	738,930	Singapore Dollars	1,004,000	CITI	(8,144)
03/18/20	U.S. Dollars	1,781,264	Euro	1,597,000	CITI	(18,916)
06/17/20	U.S. Dollars	1,368,059	Swiss Francs	1,330,000	NT	(22,824)
03/18/20	U.S. Dollars	2,299,630	Danish Kroner	15,398,000	CITI	(24,343)
03/18/20	U.S. Dollars	2,331,810	Canadian Dollars	3,070,000	CITI	(33,014)
03/18/20	U.S. Dollars	9,323,378	Swedish Kronor	89,085,000	CITI	(223,750)
03/18/20	U.S. Dollars	14,814,485	Australian Dollars	21,561,000	CITI	(345,357)
03/18/20	U.S. Dollars	19,879,304	British Pounds	15,355,000	CITI	(503,848)
03/18/20	U.S. Dollars	14,849,217	Norwegian Kroner	135,389,000	CITI	(575,704)
03/18/20	U.S. Dollars	42,174,974	Swiss Francs	41,562,000	CITI	(1,010,055)
Subtotal Depreciation						$(2,776,678)
Total Forward Foreign Currency Contracts outstanding at December 31, 2019						$ (8,384)

See Notes to Financial Statements.

Swap Agreements outstanding at December 31, 2019:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Financing Index: 1-Month EURIBOR + 0.05% (Monthly)	MSCI Spain Net Return EUR Index	3/18/2020	GSC	EUR	66,007	$ 1,899	$ —	$ 1,899
Financing Index: 1-Month EURIBOR + 0.10% (Monthly)	MSCI Italy Net Return EUR Index	3/18/2020	GSC	EUR	8,845,253	164,369	—	164,369
MSCI Australia Net Return AUD Index	Financing Index: 1-Month ASX BBSW + 0.20% (Monthly)	3/18/2020	GSC	AUD	2,282,569	6,438	—	6,438
Subtotal Appreciation						$ 172,706	$ —	$ 172,706
MSCI Canada Net Return CAD Index	Financing Index: 1-Month CDOR - 0.60% (Monthly)	3/18/2020	GSC	CAD	458,726	$ (2,275)	$ —	$ (2,275)
MSCI Netherlands Net Return EUR Index	Financing Index: 1-Month EURIBOR + 0.14% (Monthly)	3/18/2020	GSC	EUR	2,674,875	(49,898)	—	(49,898)
MSCI Sweden Net Return SEK Index	Financing Index: 1-Month STIBOR + 0.20% (Monthly)	3/18/2020	GSC	SEK	93,389,149	(230,577)	—	(230,577)
MSCI Switzerland Net Return CHF Index	Financing Index: 1-Month ICE LIBOR CHF - 0.35% (Monthly)	3/18/2020	GSC	CHF	3,140,657	(71,184)	—	(71,184)
Increase in total return of Swiss Market Index (At Termination)	Decreases in total return of Swiss Market Index (At Termination)	3/20/2020	CITI	CHF	3,472,260	(24,994)	—	(24,994)
Increase in total return of Swiss Market Index (At Termination)	Decreases in total return of Swiss Market Index (At Termination)	3/20/2020	JPM	CHF	315,660	(1,510)	—	(1,510)
Subtotal Depreciation						$(380,438)	$ —	$(380,438)
Net Total Return Swaps outstanding at December 31, 2019						$(207,732)	$ —	$(207,732)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 23,531,207	$ 23,531,207	$ —	$ —
Foreign Common Stocks:
Austria	1,489,987	—	1,489,987	—
Denmark	21,436,267	—	21,436,267	—
Finland	5,140,675	—	5,140,675	—
Germany	133,685,676	—	133,685,676	—
Indonesia	1,409,368	—	1,409,368	—
Italy	36,109,999	—	36,109,999	—
Japan	218,943,592	—	218,943,592	—
Netherlands	42,237,515	27,673,705	14,563,810	—
Norway	3,845,197	—	3,845,197	—
South Korea	5,644,377	—	5,644,377	—
Sweden	36,290,130	—	36,290,130	—
Switzerland	124,393,651	7,387,860	117,005,791	—
United Kingdom	193,208,566	191,584,797	1,623,769	—
Other ^^	458,552,032	458,552,032	—	—**
Total Foreign Common Stocks	1,282,387,032	685,198,394	597,188,638	—
Foreign Preferred Stocks	2,412,777	—	2,412,777	—
Money Market Funds	60,505,949	60,505,949	—	—
U.S. Treasury Obligation	1,193,621	—	1,193,621	—
Total Assets - Investments in Securities	$1,370,030,586	$769,235,550	$600,795,036	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,768,294	$ —	$ 2,768,294	$ —
Futures Contracts	392,208	392,208	—	—
Swap Agreements	172,706	—	172,706	—
Total Assets - Other Financial Instruments	$ 3,333,208	$ 392,208	$ 2,941,000	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short:
Denmark	$ (2,209,116)	$ —	$ (2,209,116)	$ —
Finland	(849,250)	—	(849,250)	—
Germany	(12,706,929)	(71,559)	(12,635,370)	—
Italy	(5,608,705)	—	(5,608,705)	—
Japan	(8,602,874)	—	(8,602,874)	—
Norway	(2,024,493)	—	(2,024,493)	—
Sweden	(1,171,845)	—	(1,171,845)	—
Switzerland	(2,748,453)	—	(2,748,453)	—
United Kingdom	(4,492,876)	(4,490,287)	—	(2,589)
Other ^^	(28,592,387)	(28,592,387)	—	—
Total Foreign Common Stocks Sold Short	(69,006,928)	(33,154,233)	(35,850,106)	(2,589)
Foreign Preferred Stocks Sold Short	(445,480)	—	(445,480)	—
Total Liabilities - Investments in Securities	$ (69,452,408)	$ (33,154,233)	$ (36,295,586)	$ (2,589)
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (2,776,678)	$ —	$ (2,776,678)	$ —
Futures Contracts	(204,203)	(204,203)	—	—
Swap Agreements	(380,438)	—	(380,438)	—
Total Liabilities - Other Financial Instruments	$ (3,361,319)	$ (204,203)	$ (3,157,116)	$ —

^^	Classifications as defined in the Schedule of Investments.
**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2019.
See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Despite an annual return of 18.42% (measured by the MSCI Emerging Markets Index), emerging markets equity securities underperformed their developed markets counterparts during 2019. China, Taiwan and Brazil were the largest contributors to index returns, and U.S.-based investors benefited from a rebound in emerging markets currencies. Technology and consumer discretionary were the best performing sectors during the year, while the health care and materials sectors were the worst performers.
The Fund is actively managed and invests mainly in equity securities that are economically tied to emerging markets. In addition, the Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors. The Investor Class of the Fund outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended December 31, 2019 (19.64% versus 18.42%). On a country basis, security selection in South Korea and the avoidance of Saudi Arabian stocks contributed to benchmark-relative performance. Security selection in India and an underweight to the Russian equity market were the largest detractors. The technology sector was by far the strongest contributor to relative performance, driven by strong stock selection, and was followed closely by the health care sector. On the detractors’ front, security selection within real estate and consumer discretionary sectors acted as headwinds to Fund performance.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging markets equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. Medium- and small-sized companies’ stocks have historically been subject to more investment risk and more volatile and less liquid than large company stocks, respectively. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	21.2
Information Technology	20.6
Consumer Discretionary	15.0
Communication Services	8.5
Consumer Staples	8.3
Money Market Funds	5.7
Materials	5.0
Energy	4.2
Industrials	3.6
Utilities	2.8
Health Care	2.6
Real Estate	1.9
U.S. Treasury Obligation	0.3
99.7

See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	20.06%	19.64%	18.42%
Five Year	3.64%	3.34%	5.61%
Ten year	N/A	N/A	N/A
Since Inception	1.82%	1.54%	3.66%
Inception Date	10/31/13	10/31/13
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	1.24%	1.55%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 1.32% for the Institutional Class and 1.57% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2020. Institutional Net Expense Ratio - 1.28% and Investor Net Expense Ratio - 1.57%.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since October 31, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
COMMON STOCKS — 3.1%
Communication Services — 0.1%
Autohome, Inc. ADRΔ*	1,273	$ 101,853
JOYY, Inc. ADR*	1,059	55,904
Momo, Inc. ADR	2,542	85,157
Sea, Ltd. ADR*	9,803	394,277
		637,191
Consumer Discretionary — 1.3%
GSX Techedu, Inc. ADR*	26,446	578,110
Huazhu Group, Ltd. ADR	3,029	121,372
MercadoLibre, Inc.*	3,412	1,951,459
Pinduoduo, Inc. ADR*	5,417	204,871
Trip.com Group, Ltd. ADR*	57,546	1,930,093
Yum China Holdings, Inc.	43,994	2,112,152
		6,898,057
Financials — 0.3%
Intercorp Financial Services, Inc.Δ*	11,122	459,338
LexinFintech Holdings, Ltd. ADRΔ*	32,845	456,217
XP, Inc. Class A*	9,840	379,037
		1,294,592
Health Care — 0.2%
Zai Lab, Ltd. ADR*	30,074	1,250,778
Industrials — 0.3%
Copa Holdings SA Class A	13,897	1,501,988
ZTO Express Cayman, Inc. ADR	8,419	196,583
		1,698,571
Information Technology — 0.9%
Globant SA*	9,961	1,056,364
Huami Corporation ADR*	29,004	348,628
Pagseguro Digital, Ltd. Class AΔ*	47,070	1,607,912
StoneCo, Ltd. Class AΔ*	36,553	1,458,099
		4,471,003
Materials — 0.0%
Southern Copper CorporationΔ	2,441	103,694
Total Common Stocks (Cost $14,658,158)		16,353,886
FOREIGN COMMON STOCKS — 89.4%
Argentina — 0.1%
YPF SA ADR	56,178	650,541
Brazil — 6.4%
Atacadao SA*	115,100	668,105
B3 SA - Brasil Bolsa Balcao	498,700	5,327,054
Banco BTG Pactual SA*	55,200	1,044,666
Banco do Brasil SA*	344,200	4,519,513
Banco Pan SA*	21,170	55,731
BB Seguridade Participacoes SA	15,300	143,389
BRF SA*	41,500	363,139
CCR SA	313,100	1,477,276
Cia de Saneamento Basico do Estado de Sao Paulo ADR*	79,852	1,201,773
	Shares	Value
Cielo SA	426,700	$ 887,831
Embraer SA ADR	4,479	87,296
IRB Brasil Resseguros SA	85,800	830,763
JBS SA	270,000	1,731,673
Localiza Rent a Car SA	106,575	1,256,052
Lojas Renner SA*	224,829	3,140,463
Minerva SA*	164,100	523,789
Notre Dame Intermedica Participacoes SA	30,300	514,076
Petrobras Distribuidora SA	119,600	894,019
Petroleo Brasileiro SA ADR*	150,362	2,396,770
Raia Drogasil SA*	61,400	1,704,004
Sao Martinho SA	116,300	685,767
TIM Participacoes SA ADRΔ*	84,822	1,620,948
TOTVS SA*	18,300	293,650
Wiz Solucoes e Corretagem de Seguros SA	142,800	501,239
YDUQS Part	172,455	2,036,347
		33,905,333
Canada — 0.2%
Parex Resources, Inc.*	70,409	1,309,443
Chile — 0.5%
Aguas Andinas SA Class A	437,204	185,475
Banco de Chile ADRΔ	7,668	160,952
Banco de Credito e Inversiones SA	1,824	82,716
Banco Santander Chile ADRΔ	3,609	83,260
Cencosud SA	530,602	699,185
Empresas CMPC SA	31,139	76,319
Enel Americas SA ADR	93,692	1,028,738
Enel Chile SA ADR	30,848	146,528
		2,463,173
China — 17.1%
58.com, Inc. ADR*	10,999	711,965
Agricultural Bank of China, Ltd. Class A	571,300	302,824
Alibaba Group Holding, Ltd. ADR*	111,063	23,556,462
Anhui Conch Cement Co., Ltd. Class A	16,900	133,036
Anhui Conch Cement Co., Ltd. Class H	112,500	820,040
BAIC Motor Corporation, Ltd. Class H 144A	495,500	281,061
Baidu, Inc. ADR*	6,128	774,579
Bank of Beijing Co., Ltd. Class A	89,700	73,188
Bank of China, Ltd. Class A	203,500	107,868
Bank of China, Ltd. Class H	194,000	82,905
Bank of Communications Co., Ltd. Class A	110,200	89,123
Bank of Ningbo Co., Ltd. Class A	27,000	109,180
Bank of Shanghai Co., Ltd. Class A	49,180	67,043
Baoshan Iron & Steel Co., Ltd. Class A	60,900	50,215
Beijing Capital International Airport Co., Ltd. Class H	478,000	463,137

See Notes to Financial Statements.

	Shares	Value
BOE Technology Group Co., Ltd. Class A	182,300	$ 118,889
China CITIC Bank Corporation, Ltd. Class H	1,186,000	710,781
China Communications Services Corporation, Ltd. Class H	1,114,000	812,022
China Construction Bank Corporation Class H	2,342,000	2,022,722
China Everbright Bank Co., Ltd. Class A	78,900	49,982
China Evergrande Group*	224,785	623,097
China Fortune Land Development Co., Ltd. Class A	18,753	77,313
China International Travel Service Corporation, Ltd. Class A	102,312	1,307,293
China Medical System Holdings, Ltd.	972,000	1,399,566
China Mengniu Dairy Co., Ltd.*	130,000	525,519
China Merchants Bank Co., Ltd. Class A	37,756	203,818
China Merchants Bank Co., Ltd. Class H	312,000	1,603,583
China Merchants Securities Co., Ltd. Class A	30,100	79,083
China Minsheng Banking Corporation, Ltd. Class A	83,400	75,595
China National Building Material Co., Ltd. Class H	1,420,000	1,585,411
China Oilfield Services, Ltd. Class H	815,805	1,279,357
China Pacific Insurance Group Co., Ltd. Class A	21,100	114,692
China Petroleum & Chemical Corporation Class A	100,700	73,918
China Railway Construction Corporation, Ltd. Class A	52,100	75,889
China Shipbuilding Industry Co., Ltd. Class A	102,700	77,304
China State Construction Engineering Corporation, Ltd. Class A	89,300	72,092
China Telecom Corporation, Ltd. Class H	600,000	247,167
China Tower Corporation, Ltd. Class H 144A	9,089,900	2,006,420
China United Network Communications, Ltd. Class A	133,600	113,037
China Vanke Co., Ltd. Class H	52,150	222,526
China Yangtze Power Co., Ltd. Class A	101,550	268,118
CITIC Securities Co., Ltd. Class A	29,000	105,395
Contemporary Amperex Technology Co., Ltd. Class A	36,999	565,499
Country Garden Holdings Co., Ltd.	207,632	332,540
CRRC Corporation, Ltd. Class A	92,300	94,667
Daqin Railway Co., Ltd. Class A	134,400	158,505
Foshan Haitian Flavouring & Food Co., Ltd. Class A	13,700	211,578
Gree Electric Appliances, Inc. of Zhuhai Class A	209,600	1,974,527
Guotai Junan Securities Co., Ltd. Class A	33,500	88,978
Haier Smart Home Co., Ltd. Class A	31,100	87,115
	Shares	Value
Haitong Securities Co., Ltd. Class A	23,900	$ 53,077
Haitong Securities Co., Ltd. Class H	1,379,791	1,630,825
Hangzhou Hikvision Digital Technology Co., Ltd. Class A	34,000	159,904
Huaneng Renewables Corporation, Ltd. Class H	3,926,000	1,526,607
Huatai Securities Co., Ltd. Class A	26,736	78,002
Huaxia Bank Co., Ltd. Class A	66,807	73,607
Industrial & Commercial Bank of China, Ltd. Class A	169,700	143,337
Industrial Bank Co., Ltd. Class A	40,800	116,045
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	26,909	119,596
JD.com, Inc. ADR*	18,849	664,050
Jiangsu Hengrui Medicine Co., Ltd. Class A	17,928	225,393
Luxshare Precision Industry Co., Ltd. Class A	29,565	155,014
Midea Group Co., Ltd. Class A	14,609	122,241
NARI Technology Co., Ltd. Class A	170,251	517,984
NetEase, Inc. ADR	1,533	470,079
New China Life Insurance Co., Ltd. Class A	10,500	74,133
New China Life Insurance Co., Ltd. Class H	109,400	470,323
New Oriental Education & Technology Group, Inc. ADR*	9,412	1,141,205
PetroChina Co., Ltd. Class A	88,200	73,865
Pharmaron Beijing Co., Ltd. Class H 144A*	65,087	363,344
PICC Property & Casualty Co., Ltd. Class H	1,043,803	1,257,820
Ping An Bank Co., Ltd. Class A	36,900	87,195
Ping An Insurance Group Co. of China, Ltd. Class A	20,100	246,751
Ping An Insurance Group Co. of China, Ltd. Class H	704,500	8,326,739
Sany Heavy Industry Co., Ltd. Class A	53,000	129,808
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	312,000	373,969
Shanghai International Airport Co., Ltd. Class A	40,700	460,411
Shanghai Pudong Development Bank Co., Ltd. Class A	60,200	106,971
Shenwan Hongyuan Group Co., Ltd. Class A	160,100	117,750
Sinopec Engineering Group Co., Ltd. Class H	259,000	154,889
Sinopharm Group Co., Ltd. Class H	192,000	701,000
Sunac China Holdings, Ltd.	67,859	405,379
Suning.com Co., Ltd. Class A	70,175	101,914
Sunny Optical Technology Group Co., Ltd.	48,100	832,705
TAL Education Group ADR*	8,608	414,906
Tencent Holdings, Ltd.	436,030	21,017,269
Vipshop Holdings, Ltd. ADR*	8,678	122,967
Weichai Power Co., Ltd. Class H	219,000	462,041
WuXi AppTec Co., Ltd. Class H 144A	46,620	578,240
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Yonghui Superstores Co., Ltd. Class A	87,700	$ 94,989
Zhejiang Expressway Co., Ltd. Class H	58,000	52,847
		91,211,815
Czech Republic — 0.1%
Moneta Money Bank AS 144A	201,708	756,840
Egypt — 0.1%
Commercial International Bank Egypt SAE GDR	67,806	345,811
Greece — 0.4%
JUMBO SA	74,048	1,540,756
Sarantis SA	49,653	474,528
		2,015,284
Hong Kong — 10.2%
AAC Technologies Holdings, Inc.Δ	92,500	807,207
AIA Group, Ltd.	1,010,625	10,609,079
ANTA Sports Products, Ltd.	185,000	1,655,962
Beijing Enterprises Holdings, Ltd.	19,500	89,463
Bosideng International Holdings, Ltd.	1,418,000	511,348
China Jinmao Holdings Group, Ltd.	122,000	95,035
China Lesso Group Holdings, Ltd.	36,000	46,153
China Mobile, Ltd.	357,496	3,005,016
China Overseas Land & Investment, Ltd.	614,633	2,393,916
China Resources Cement Holdings, Ltd.	56,398	71,798
China Resources Land, Ltd.	781,997	3,893,778
China Resources Power Holdings Co., Ltd.	636,000	892,912
CITIC, Ltd.	336,000	449,305
CNOOC, Ltd.	2,698,361	4,487,861
Country Garden Services Holdings Co., Ltd.	244,000	821,965
CSPC Pharmaceutical Group, Ltd.	1,403,124	3,345,616
Dali Foods Group Co., Ltd. 144A	429,000	317,664
ENN Energy Holdings, Ltd.	179,400	1,960,385
Far East Horizon, Ltd.	66,000	61,830
FIT Hon Teng, Ltd. 144A	1,065,000	358,084
Guangdong Investment, Ltd.	22,000	46,020
Haier Electronics Group Co., Ltd.	241,000	753,096
Hansoh Pharmaceutical Group Co., Ltd. 144A*	18,000	59,828
Hengan International Group Co., Ltd.	204,600	1,457,246
Hong Kong Exchanges and Clearing, Ltd.	47,072	1,528,331
Hua Hong Semiconductor, Ltd. 144AΔ	305,000	693,582
IMAX China Holding, Inc. 144A	67,000	141,355
Innovent Biologics, Inc. 144A*	275,000	936,983
Kingboard Laminates Holdings, Ltd.	842,074	1,043,907
Kunlun Energy Co., Ltd.	1,024,000	904,113
Li Ning Co., Ltd.	315,000	943,913
Longfor Group Holdings, Ltd. 144A	38,884	182,137
Meituan Dianping Class BΔ*	112,488	1,471,007
Minth Group, Ltd.Δ	174,000	614,068
Nexteer Automotive Group, Ltd.Δ	559,000	506,467
Shenzhou International Group Holdings, Ltd.	46,100	673,843
	Shares	Value
Shimao Property Holdings, Ltd.	33,000	$ 127,896
Sino Biopharmaceutical, Ltd.	434,000	607,086
Sinotruk Hong Kong, Ltd.	620,500	1,323,449
SSY Group, Ltd.	1,058,050	856,781
Sun Art Retail Group, Ltd.	45,500	55,179
Techtronic Industries Co., Ltd.	55,000	448,552
Topsports International Holdings, Ltd. 144A	283,000	342,115
Uni-President China Holdings, Ltd.	680,000	713,833
Vitasoy International Holdings, Ltd.	446,000	1,616,917
Xinyi Solar Holdings, Ltd.	488,000	346,321
		54,268,402
Hungary — 0.5%
OTP Bank Nyrt PLC	53,978	2,826,288
India — 9.4%
Abbott India, Ltd.	1,136	208,100
Aditya Birla Fashion and Retail, Ltd.*	88,482	287,221
AIA Engineering, Ltd.	21,709	501,680
Amber Enterprises India, Ltd.	21,805	341,273
Ambuja Cements, Ltd.	16,840	46,301
Apollo Hospitals Enterprise, Ltd.	77,976	1,575,291
Atul, Ltd.	4,035	228,991
Axis Bank, Ltd.	119,365	1,261,074
Bajaj Finance, Ltd.	9,225	547,304
Bharat Petroleum Corporation, Ltd.	42,497	292,658
Coal India, Ltd.	376,339	1,114,336
Colgate-Palmolive India, Ltd.	3,446	70,626
Crompton Greaves Consumer Electricals, Ltd.	93,591	314,491
Dalmia Bharat, Ltd.	27,350	306,651
Divi's Laboratories, Ltd.	25,006	646,641
Dr. Reddy's Laboratories, Ltd.	3,981	160,323
Eicher Motors, Ltd.	1,118	352,658
Emami, Ltd.	170,142	738,699
GAIL India, Ltd.	1,002,654	1,700,398
Godrej Consumer Products, Ltd.	5,614	53,841
Godrej Industries, Ltd.	103,245	614,091
HCL Technologies, Ltd.	254,412	2,024,870
HDFC Bank, Ltd.	131,888	2,350,505
Hero MotoCorp, Ltd.	4,696	160,729
Hindalco Industries, Ltd.	329,015	996,336
Hindustan Petroleum Corporation, Ltd.	28,273	104,769
Hindustan Unilever, Ltd.	24,930	671,640
Housing Development Finance Corporation, Ltd.	214,816	7,260,686
ICICI Bank, Ltd. ADR	68,562	1,034,601
ICICI Lombard General Insurance Co., Ltd. 144A	34,942	678,885
Info Edge India, Ltd.	18,122	642,347
Infosys, Ltd.	71,564	733,054
Infosys, Ltd. ADR	253,606	2,617,214
InterGlobe Aviation, Ltd. 144A	16,125	301,262
Larsen & Toubro Infotech, Ltd. 144A	12,609	309,227
LIC Housing Finance, Ltd.	32,307	196,504
Mahindra & Mahindra, Ltd.	428,033	3,187,543
Marico, Ltd.	661,591	3,166,228
Maruti Suzuki India, Ltd.	11,204	1,156,626

See Notes to Financial Statements.

	Shares	Value
MRF, Ltd.	265	$ 246,259
Navin Fluorine International, Ltd.	25,014	352,879
NTPC, Ltd.	139,633	232,891
Oil & Natural Gas Corporation, Ltd.	901,446	1,626,636
Power Grid Corporation of India, Ltd.	570,232	1,519,886
Prestige Estates Projects, Ltd.	72,927	345,692
Procter & Gamble Hygiene & Health Care, Ltd.	1,538	246,651
SBI Life Insurance Co., Ltd. 144A	26,142	352,183
Tata Consultancy Services, Ltd.	159,329	4,825,307
TeamLease Services, Ltd.*	13,941	484,344
Tech Mahindra, Ltd.	22,438	239,632
Thermax, Ltd.	17,656	267,790
Wipro, Ltd.	29,957	103,161
Zee Entertainment Enterprises, Ltd.	124,792	510,860
		50,309,845
Indonesia — 1.6%
PT Adaro Energy Tbk	5,228,900	584,337
PT Bank Central Asia Tbk	754,916	1,815,578
PT Bank Mandiri Persero Tbk	4,047,752	2,236,640
PT Bank Negara Indonesia Persero Tbk	643,531	363,284
PT BFI Finance Indonesia Tbk	5,778,700	233,104
PT Bukit Asam Tbk	302,800	57,917
PT Indofood CBP Sukses Makmur Tbk	63,200	50,751
PT Indofood Sukses Makmur Tbk	577,236	329,131
PT Link Net Tbk	2,576,500	734,950
PT Map Aktif Adiperkasa*	583,300	222,690
PT Perusahaan Gas Negara Tbk	247,900	38,653
PT Semen Indonesia Persero Tbk	511,600	441,174
PT Telekomunikasi Indonesia Persero Tbk	2,148,900	615,611
PT United Tractors Tbk	334,960	518,618
		8,242,438
Isle of Man — 0.0%
NEPI Rockcastle PLC	10,920	96,546
Malaysia — 0.8%
AirAsia Group Bhd	1,105,540	459,459
DiGi.Com Bhd	323,500	352,722
Hong Leong Bank Bhd.	60,200	254,605
Malayan Banking Bhd	456,316	963,836
Malaysia Airports Holdings	261,300	485,486
MISC Bhd	111,300	227,198
Petronas Chemicals Group Bhd	82,699	148,598
Petronas Gas Bhd	52,800	214,530
Public Bank Bhd	91,716	435,878
RHB Bank Bhd	336,200	475,061
Sime Darby Bhd	154,000	83,579
Tenaga Nasional Bhd	17,600	57,053
		4,158,005
Mexico — 1.8%
Alfa SAB de CV Series A	329,500	272,906
Alpek SAB de CV	1,097,300	1,215,837
Arca Continental SAB de CV	49,400	261,298
	Shares	Value
Bolsa Mexicana de Valores SAB de CV	169,100	$ 371,872
Fibra Uno Administracion SA de CV REIT	123,161	190,726
Fomento Economico Mexicano SAB de CV ADR	39,000	3,685,890
Gruma SAB de CV Series B	13,650	139,904
Grupo Cementos de Chihuahua SAB de CV	120,300	642,300
Grupo Financiero Banorte SAB de CV Series O	69,310	386,956
Grupo Mexico SAB de CV Series B	50,400	138,558
Kimberly-Clark de Mexico SAB de CV Series A*	249,100	495,763
Unifin Financiera SAB de CV SOFOM ENR	156,600	256,755
Wal-Mart de Mexico SAB de CV	604,413	1,735,160
		9,793,925
Netherlands — 0.6%
Prosus NV*	21,582	1,610,593
Yandex NV Class A*	40,075	1,742,862
		3,353,455
Peru — 1.2%
Alicorp SAA Class C	122,838	341,114
Banco BBVA Peru SA	253,856	262,821
Credicorp, Ltd.	24,965	5,320,791
Intercorp Financial Services, Inc.	7,526	307,813
		6,232,539
Philippines — 0.7%
Ayala Land, Inc.	1,725,100	1,547,261
Bank of the Philippine Islands	580,350	1,007,262
BDO Unibank, Inc.	34,770	108,474
International Container Terminal Services, Inc.	157,270	398,576
JG Summit Holdings, Inc.	34,530	55,032
Jollibee Foods Corporation	110,860	472,354
SM Prime Holdings, Inc.	203,800	169,156
		3,758,115
Poland — 0.9%
Bank Polska Kasa Opieki SA	41,592	1,100,670
CD Projekt SA	10,386	765,861
Cyfrowy Polsat SA	35,091	257,977
Dino Polska SA 144A*	15,721	596,498
PGE Polska Grupa Energetyczna SA*	121,911	255,461
Polski Koncern Naftowy ORLEN SA	18,708	423,167
Powszechna Kasa Oszczednosci Bank Polski SA	139,607	1,267,444
Powszechny Zaklad Ubezpieczen SA	24,620	260,023
		4,927,101
Portugal — 0.2%
Galp Energia SGPS SA	62,255	1,040,488
Qatar — 0.1%
Industries Qatar QSC	17,530	49,494
Qatar Islamic Bank SAQ	6,620	27,873
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Qatar National Bank QPSC	108,220	$ 611,988
		689,355
Russia — 2.1%
Gazprom PJSC ADR	134,246	1,104,576
LUKOIL PJSC ADR	22,858	2,267,057
LUKOIL PJSC ADR (OTC Exchange)	18,259	1,802,346
MMC Norilsk Nickel PJSC ADR	8,622	263,402
Mobile TeleSystems PJSC ADR	66,182	671,747
Novatek PJSC GDR	1,991	404,173
Novolipetsk Steel PJSC GDR	13,678	315,141
Rosneft Oil Co. PJSC GDR	16,843	121,404
Sberbank of Russia PJSC ADR	224,035	3,683,135
Sberbank of Russia PJSC ADR (OTC Exchange)	14,170	232,388
Severstal PJSC GDR	27,255	412,641
Surgutneftegas PJSC ADR	19,506	157,316
		11,435,326
Saudi Arabia — 0.0%
United Electronics Co.	2,154	43,008
Singapore — 0.0%
Silverlake Axis, Ltd.	490,500	149,526
Slovenia — 0.2%
Nova Ljubljanska Banka dd GDR	74,601	1,009,180
South Africa — 5.7%
Absa Group, Ltd.	60,135	641,022
AngloGold Ashanti, Ltd. ADR	21,780	486,565
Aspen Pharmacare Holdings, Ltd.*	5,526	47,038
Bid Corporation, Ltd.	19,642	463,086
Clicks Group, Ltd.	130,440	2,389,662
Discovery, Ltd.	230,263	1,983,195
Foschini Group, Ltd. (The)	7,775	82,985
Gold Fields, Ltd. ADR	251,107	1,657,306
Growthpoint Properties, Ltd. REIT	120,580	190,349
Harmony Gold Mining Co., Ltd. ADR*	356,805	1,295,202
Impala Platinum Holdings, Ltd.*	26,504	271,587
Investec, Ltd.	125,707	744,585
JSE, Ltd.	335,067	2,859,289
Kumba Iron Ore, Ltd.	11,138	331,651
Liberty Holdings, Ltd.	19,318	152,616
Momentum Metropolitan Holdings	230,699	359,736
Mr Price Group, Ltd.	47,781	622,593
MultiChoice Group, Ltd.*	124,921	1,039,076
Nampak, Ltd.*	171,782	83,769
Naspers, Ltd. N Shares	62,918	10,290,727
Netcare, Ltd.	59,961	83,310
Northam Platinum, Ltd.*	5,135	45,323
Pick n Pay Stores, Ltd.Δ	38,646	176,288
Redefine Properties, Ltd. REIT	106,866	57,683
Remgro, Ltd.	6,798	94,646
RMB Holdings, Ltd.	49,872	286,427
Santam, Ltd.	20,494	424,542
Sasol, Ltd.	67,429	1,461,042
SPAR Group, Ltd. (The)	12,450	175,568
Transaction Capital, Ltd.	353,371	532,352
	Shares	Value
Truworths International, Ltd.	277,611	$ 975,186
		30,304,406
South Korea — 11.5%
BGF retail Co., Ltd.	2,930	429,448
BNK Financial Group, Inc.	93,275	616,527
CJ ENM Co., Ltd.	3,369	464,457
Daelim Industrial Co., Ltd.	5,655	442,388
Hana Financial Group, Inc.	31,760	1,010,222
Hankook Tire & Technology Co., Ltd.	17,930	519,239
Hyundai Department Store Co., Ltd.	879	63,033
Hyundai Glovis Co., Ltd.	3,100	382,496
Hyundai Marine & Fire Insurance Co., Ltd.	17,242	401,306
KCC Corporation	227	45,759
Kia Motors Corporation	78,603	3,001,889
Koh Young Technology, Inc.	18,670	1,701,331
Kolmar Korea Co., Ltd.	5,816	236,607
Korea Investment Holdings Co., Ltd.	14,649	914,852
Korea Zinc Co., Ltd.	2,002	735,686
Kumho Petrochemical Co., Ltd.	14,407	963,492
LG Chem, Ltd.	7,989	2,189,420
LG Electronic, Inc.	28,221	1,753,010
LG Household & Health Care, Ltd.	1,119	1,215,516
LG Uplus Corporation	13,101	160,687
NAVER Corporation	6,377	1,026,027
NCSoft Corporation	7,541	3,518,669
Orion Corporation	4,735	431,836
Pearl Abyss Corporation*	1,948	312,084
Posco International Corporation	3,587	57,704
Samsung Electro-Mechanics Co., Ltd.	22,375	2,406,681
Samsung Electronics Co., Ltd.	417,415	20,113,927
Samsung Fire & Marine Insurance Co., Ltd.	16,736	3,518,501
SK Hynix, Inc.	151,288	12,305,426
SK Telecom Co., Ltd.	561	115,593
Woori Financial Group, Inc.	12,882	128,975
		61,182,788
Taiwan — 11.9%
Advantech Co., Ltd.	114,000	1,148,481
ASE Technology Holding Co., Ltd.	33,000	91,590
Catcher Technology Co., Ltd.	195,000	1,476,632
Chailease Holding Co., Ltd.	176,572	812,854
China Airlines, Ltd.	456,000	137,818
China Life Insurance Co., Ltd.*	720,249	615,084
Chroma ATE, Inc.	179,000	865,830
Chunghwa Telecom Co., Ltd.	20,000	73,390
CTBC Financial Holding Co., Ltd.	529,423	395,606
E.Sun Financial Holding Co., Ltd.	2,195,000	2,042,916
Eva Airways Corporation	365,504	167,651
First Financial Holding Co., Ltd.	963,142	761,466
Fubon Financial Holding Co., Ltd.	64,406	99,691
Hon Hai Precision Industry Co., Ltd.	120,000	363,479
Inventec Corporation	84,000	64,029
Kingpak Technology, Inc.	43,069	255,739
Largan Precision Co., Ltd.	34,500	5,754,412

See Notes to Financial Statements.

	Shares	Value
Lite-On Technology Corporation	206,000	$ 339,130
MediaTek, Inc.	208,000	3,077,293
Nanya Technology Corporation	515,000	1,432,799
Nien Made Enterprise Co., Ltd.	64,000	591,387
Novatek Microelectronics Corporation	73,000	533,309
Phison Electronics Corporation	65,000	738,316
Pou Chen Corporation	138,000	180,458
Powertech Technology, Inc.	103,763	345,450
President Chain Store Corporation	631,000	6,399,039
Silergy Corporation	77,000	2,440,204
Taiwan Business Bank	486,150	204,340
Taiwan Cooperative Financial Holding Co., Ltd.	393,593	272,444
Taiwan Semiconductor Manufacturing Co., Ltd.	1,549,000	17,103,746
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	209,313	12,161,085
Taiwan Union Technology Corporation	12,000	59,245
Uni-President Enterprises Corporation	114,000	282,176
United Microelectronics Corporation	2,162,000	1,186,406
Wistron Corporation	591,000	558,924
Zhen Ding Technology Holding, Ltd.	66,000	314,841
		63,347,260
Thailand — 2.1%
Advanced Info Service PCL NVDR	226,300	1,606,921
Airports of Thailand PCL	385,500	959,627
Bangkok Bank PCL NVDR	215,970	1,152,391
Bangkok Dusit Medical Services PCL NVDR	146,900	127,319
Bumrungrad Hospital PCL NVDR	9,400	46,081
Central Pattana PCL NVDR	24,400	50,571
CP ALL PCL	424,400	1,027,618
Kasikornbank PCL NVDR	560,100	2,819,629
Krung Thai Bank PCL NVDR	1,762,100	964,218
PTT Exploration & Production PCL	230,300	971,246
PTT Global Chemical PCL NVDR	238,733	453,614
Ratch Group PCL NVDR	206,400	473,760
Thai Union Group PCL NVDR	279,900	125,919
TMB Bank PCL NVDR	4,975,400	278,651
		11,057,565
Turkey — 0.4%
Arcelik AS*	91,300	319,834
Enerjisa Enerji AS 144A	696,696	865,454
Ford Otomotiv Sanayi AS	3,951	47,055
Sok Marketler Ticaret AS*	164,079	296,771
TAV Havalimanlari Holding AS	58,380	286,355
Türkiye Is Bankasi AS Class C*	42,265	45,540
		1,861,009
United Kingdom — 2.6%
Anglo American PLC	57,021	1,641,268
Antofagasta PLC	303,042	3,680,122
Ferrexpo PLC	246,247	518,461
Network International Holdings PLC 144A*	62,296	528,936
	Shares	Value
TCS Group Holding PLC GDR	75,268	$ 1,618,262
Unilever PLC	97,415	5,613,708
		13,600,757
Total Foreign Common Stocks (Cost $428,772,914)		476,345,567
FOREIGN PREFERRED STOCKS — 1.2%
Brazil — 1.2%
Azul SA
0.00%, *	15,200	220,214
Azul SA ADR
0.00%, *	22,797	975,712
Banco Bradesco SA
0.00%, 02/04/20	173,220	1,557,503
Banco Pan SA
0.00%, 02/17/20*	21,170	55,784
Cia Brasileira de Distribuicao
0.00%, 06/28/19*	12,700	276,719
Cia Energetica de Minas Gerais
3.28%, 12/26/19	240,900	825,816
Gerdau SA
0.78%, 11/12/19	316,000	1,571,084
Itausa - Investimentos Itau SA
0.57%, 03/02/20	246,909	864,829
		6,347,661
Colombia — 0.0%
Banco Davivienda SA
1.85%, 09/12/19	21,252	297,261
Total Foreign Preferred Stocks (Cost $5,509,929)		6,644,922
MONEY MARKET FUNDS — 5.7%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	14,969,072	14,969,072
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø§	880,827	880,827
Northern Institutional U.S. Government Portfolio (Shares), 1.48%Ø	14,311,422	14,311,422
Total Money Market Funds (Cost $30,161,321)		30,161,321

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $1,591,387)	$1,600,000	1,591,495
TOTAL INVESTMENTS — 99.7% (Cost $480,693,709)		531,097,191
Other Assets in Excess of Liabilities — 0.3%		1,842,424
NET ASSETS — 100.0%		$532,939,615
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Hang Seng Index	01/2020	(6)	$ (431,619)	$ (5,018)
MSCI Singapore Index	01/2020	(167)	(4,612,848)	(2,560)
MSCI Taiwan Index	01/2020	16	735,360	(5,532)
SGX Nifty 50 Index	01/2020	(97)	(2,375,530)	16,197
FTSE Bursa Malaysia KLCI Index	01/2020	(15)	(292,446)	4,149
KOSPI 200 Index	03/2020	9	574,344	4,972
FTSE/JSE Top 40 Index	03/2020	(68)	(2,493,560)	11,566
MSCI Emerging Markets E-mini	03/2020	370	20,723,700	496,769
SET50 Index	03/2020	(430)	(3,063,169)	(3,288)
Mexican Bolsa Index	03/2020	43	1,005,983	(21,061)
Total Futures Contracts outstanding at December 31, 2019			$ 9,770,215	$496,194
Forward Foreign Currency Contracts outstanding at December 31, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/20	Mexican Pesos	608,535,000	U.S. Dollars	30,982,922	CITI	$ 829,436
03/18/20	Russian Rubles	668,317,000	U.S. Dollars	10,313,443	CITI	352,867
03/18/20	South African Rand	120,306,000	U.S. Dollars	8,201,356	CITI	300,004
03/18/20	Colombian Pesos	22,080,000,000	U.S. Dollars	6,436,345	CITI	255,000
03/18/20	Indian Rupees	1,011,430,000	U.S. Dollars	13,969,688	CITI	115,370
03/18/20	Polish Zloty	19,453,000	U.S. Dollars	5,013,774	CITI	114,660
03/18/20	Chinese Offshore Yuan	54,958,000	U.S. Dollars	7,804,900	CITI	75,817
03/18/20	Brazilian Reals	18,469,000	U.S. Dollars	4,501,000	CITI	75,226
03/18/20	Chilean Pesos	1,021,466,000	U.S. Dollars	1,301,499	CITI	58,154
03/18/20	Philippine Pesos	561,093,000	U.S. Dollars	10,988,886	CITI	50,392
03/18/20	Hong Kong Dollars	67,731,000	U.S. Dollars	8,647,593	CITI	39,123
03/18/20	Indonesian Rupiahs	19,414,865,788	U.S. Dollars	1,361,604	CITI	32,809
03/18/20	Czech Republic Koruna	44,300,000	U.S. Dollars	1,928,877	CITI	25,624
03/18/20	South Korean Won	1,477,526,000	U.S. Dollars	1,257,635	CITI	23,413
03/18/20	Singapore Dollars	2,350,000	U.S. Dollars	1,726,757	CITI	21,873
03/18/20	Hungarian Forint	442,000,000	U.S. Dollars	1,486,897	CITI	16,986
03/18/20	Taiwan Dollars	24,477,000	U.S. Dollars	809,421	CITI	13,788
03/18/20	Euro	513,000	U.S. Dollars	571,219	CITI	7,046
03/18/20	Thai Baht	19,200,000	U.S. Dollars	635,716	CITI	6,463
03/18/20	Peruvian Nuevo Soles	689,874	U.S. Dollars	203,021	CITI	4,646
03/18/20	U.S. Dollars	454,360	Chilean Pesos	340,000,000	CITI	1,793
03/18/20	U.S. Dollars	1,949,229	Philippine Pesos	99,000,000	CITI	1,445
03/18/20	U.S. Dollars	1,036,428	Israeli Shekels	3,559,375	CITI	1,298
03/18/20	Saudi Riyals	15,160,000	U.S. Dollars	4,041,373	CITI	754
03/18/20	U.S. Dollars	863,074	Hong Kong Dollars	6,726,000	CITI	443
03/18/20	Israeli Shekels	25,000	U.S. Dollars	7,228	CITI	43
03/18/20	U.S. Dollars	383	Russian Rubles	24,000	CITI	—
Subtotal Appreciation						$ 2,424,473
03/18/20	Chilean Pesos	259,000	U.S. Dollars	346	CITI	$ (1)
03/18/20	U.S. Dollars	159,956	Saudi Riyals	600,000	CITI	(22)
03/18/20	Saudi Riyals	1,500,000	U.S. Dollars	399,976	CITI	(30)
03/18/20	Hong Kong Dollars	1,300,000	U.S. Dollars	166,777	CITI	(49)
03/18/20	Indian Rupees	10,885,000	U.S. Dollars	151,746	CITI	(162)
03/18/20	U.S. Dollars	89,390	Euro	80,000	CITI	(787)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
10/10/23	U.S. Dollars	1,196,266	Chinese Offshore Yuan	8,649,000	SC	$ (1,057)
03/18/20	Colombian Pesos	1,400,000,000	U.S. Dollars	425,660	CITI	(1,391)
03/18/20	U.S. Dollars	65,042	Indonesian Rupiahs	928,075,000	CITI	(1,615)
03/18/20	U.S. Dollars	88,496	Peruvian Nuevo Soles	300,000	CITI	(1,810)
03/18/20	U.S. Dollars	274,911	Polish Zloty	1,058,000	CITI	(4,013)
03/18/20	U.S. Dollars	996,598	Indian Rupees	71,974,000	CITI	(5,703)
03/18/20	U.S. Dollars	588,128	Taiwan Dollars	17,769,000	CITI	(9,476)
03/18/20	U.S. Dollars	576,535	Hungarian Forint	173,344,000	CITI	(13,257)
03/18/20	U.S. Dollars	3,467,729	Philippine Pesos	176,958,000	CITI	(13,848)
03/18/20	U.S. Dollars	1,544,100	Thai Baht	46,615,000	CITI	(15,021)
03/18/20	U.S. Dollars	3,412,295	Hong Kong Dollars	26,726,000	CITI	(15,398)
03/18/20	U.S. Dollars	1,176,673	South African Rand	17,153,000	CITI	(35,434)
03/18/20	U.S. Dollars	3,248,380	Czech Republic Koruna	74,900,000	CITI	(56,184)
03/18/20	U.S. Dollars	11,266,789	Israeli Shekels	38,950,625	CITI	(60,753)
03/18/20	U.S. Dollars	5,994,014	Mexican Pesos	118,415,000	CITI	(196,363)
03/18/20	U.S. Dollars	17,248,132	Chinese Offshore Yuan	121,773,188	CITI	(213,570)
03/18/20	U.S. Dollars	24,656,089	South Korean Won	29,035,462,000	CITI	(518,325)
03/18/20	U.S. Dollars	16,616,503	Brazilian Reals	69,974,000	CITI	(721,573)
03/18/20	U.S. Dollars	19,030,510	Chilean Pesos	15,005,146,000	CITI	(942,556)
Subtotal Depreciation						$(2,828,398)
Total Forward Foreign Currency Contracts outstanding at December 31, 2019						$ (403,925)
Swap Agreements outstanding at December 31, 2019:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decreases in total return of HSCEI Index (At Termination)	Increases in total return of HSCEI Index (At Termination)	1/30/2020	GS	HKD	96,414,600	$ 143,482	$ —	$ 143,482
Decreases in total return of HSCEI Index (At Termination)	Increases in total return of HSCEI Index (At Termination)	1/30/2020	CITI	HKD	7,847,700	10,579	—	10,579
Increases in total retun of SGX Nifty 50 Index (At Termination)	Decreases in total return of Increases in total retun of SGX Nifty 50 Index (At Termination)	1/30/2020	CITI	USD	1,077,560	6,783	—	6,783
Decreases in total return of Bovespa Index (At Termination)	Increases in total return of Bovespa Index (At Termination)	2/12/2020	CITI	BRL	4,638,080	19,179	—	19,179
Decreases in total return of BIST 30 Index (At Termination)	Increases in total return of BIST 30 Index (At Termination)	2/28/2020	CITI	TRY	7,276,950	17,596	—	17,596
Decreases in total return of KOSPI 200 Index (At Termination)	Increases in total return of KOSPI 200 Index (At Termination)	3/12/2020	GS	KRW	10,405,800,000	593,629	—	593,629
Decreases in total return of KOSPI 200 Index (At Termination)	Increases in total return of KOSPI 200 Index (At Termination)	3/12/2020	CITI	KRW	2,952,000,000	166,546	—	166,546
Financing Index: 1-Month ICE LIBOR USD + 0.20%	MSCI Emerging Markets Korea Net Total Return USD Index	3/13/2020	GS	USD	460,651	40,883	—	40,883
Financing Index: 1-Month HIBOR - 0.15%	MSCI China Net Return HKD Index	3/18/2020	GS	HKD	11,983,081	93,002	—	93,002
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Financing Index: 1-Month ICE LIBOR USD + 0.45%	MSCI Daily TR Net Israel Index	3/18/2020	GS	USD	255,204	$ 1,296	$ —	$ 1,296
Financing Index: Brazil Cetip Di Interbank Deposit Rate - 0.30%	MSCI Brazil Net Return BRL Index	3/18/2020	GS	BRL	1,558,778	5,760	—	5,760
Increases in total retun of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	Decreases in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	3/19/2020	GS	ZAR	4,132,500	3,700	—	3,700
Subtotal Appreciation						$1,102,435	$ —	$1,102,435
Decreases in total return of TAIEX Index (At Termination)	Increases in total return of TAIEX Index (At Termination)	1/15/2020	CITI	TWD	43,178,400	$ (6,829)	$ —	$ (6,829)
Decreases in total return of Tel Aviv 35 Index (At Termination)	Increases in total return of Tel Aviv 35 Index (At Termination)	1/31/2020	GS	ILS	2,861,593	(2,931)	—	(2,931)
Financing Index: 28-Day Mexico Interbank TIIE + 0.15%	MSCI Mexico Net MXN Index	3/18/2020	GS	MXN	1,284,323	(2,305)	—	(2,305)
MSCI Emerging Markets Thailand Net Total Return USD Index	1-Month ICE LIBOR USD + 0.20%	3/18/2020	GS	USD	170,437	(5,610)	—	(5,610)
MSCI Poland Net Return PLN Index	Financing Index: 1-Month WIBOR + 0.20%	3/18/2020	GS	PLN	1,227,702	(13,824)	—	(13,824)
MSCI Singapore Net Return SGD Index	Financing Index: 1-Month SIBOR	3/18/2020	GS	SGD	3,726,264	(61,766)	—	(61,766)
MSCI South Africa Net Return ZAR Index	Financing Index: 1-Month SAFE South Africa JIBAR - 0.15%	3/18/2020	GS	ZAR	37,240,978	(126,339)	—	(126,339)
Increases in total retun of WIG 20 Index (At Termination)	Decreases in total return of WIG 20 Index (At Termination)	3/20/2020	CITI	PLN	2,114,840	(4,825)	—	(4,825)
MSCI Emerging Markets Korea Net Total Return USD Index	Financing Index: 1-Month ICE LIBOR USD + 0.10%	3/20/2020	GS	USD	199,772	(17,730)	—	(17,730)
Subtotal Depreciation						$ (242,159)	$ —	$ (242,159)
Net Total Return Swaps outstanding at December 31, 2019						$ 860,276	$ —	$ 860,276

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 16,353,886	$ 16,353,886	$ —	$ —
Foreign Common Stocks:
Chile	2,463,173	1,419,478	1,043,695	—
Czech Republic	756,840	—	756,840	—
Hungary	2,826,288	—	2,826,288	—
Indonesia	8,242,438	—	8,242,438	—
Philippines	3,758,115	—	3,758,115	—
Poland	4,927,101	—	4,927,101	—
South Korea	61,182,788	—	61,182,788	—
Thailand	11,057,565	—	11,057,565	—
Other ^^	381,131,259	381,131,259	—	—
Total Foreign Common Stocks	476,345,567	382,550,737	93,794,830	—
Foreign Preferred Stocks	6,644,922	6,644,922	—	—
Money Market Funds	30,161,321	30,161,321	—	—
U.S. Treasury Obligation	1,591,495	—	1,591,495	—
Total Assets - Investments in Securities	$531,097,191	$435,710,866	$95,386,325	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,424,473	$ —	$ 2,424,473	$ —
Futures Contracts	533,653	533,653	—	—
Swap Agreements	1,102,435	—	1,102,435	—
Total Assets - Other Financial Instruments	$ 4,060,561	$ 533,653	$ 3,526,908	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (2,828,398)	$ —	$ (2,828,398)	$ —
Futures Contracts	(37,459)	(37,459)	—	—
Swap Agreements	(242,159)	—	(242,159)	—
Total Liabilities - Other Financial Instruments	$ (3,108,016)	$ (37,459)	$ (3,070,557)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2019
	Defensive Market Strategies® Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,207,577,799	$2,086,886,032
Investments in securities of affiliated issuers, at value	68,295,332	53,884,078
Total investments, at value(1), (2)	1,275,873,131	2,140,770,110
Cash	—	—
Cash collateral for derivatives	—	—
Deposits with broker for futures contracts	—	884,200
Foreign currency(3)	1	—
Receivables:
Dividends and reclaims	1,122,597	1,862,503
Interest	1,698,904	—
Securities lending	10,151	6,236
From advisor	—	—
Investment securities sold	658,299	—
Fund shares sold	1,822,382	1,685,105
Variation margin on futures contracts	—	127,820
Unrealized appreciation on foreign currency exchange contracts	3,161	—
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	6,598	11,737
Total Assets	1,281,195,224	2,145,347,711
Liabilities
Cash Overdraft	—	3,364
Securities sold short, at value(4)	—	—
Options written, at value(5)	791,539	—
Unrealized depreciation on foreign currency exchange contracts	192,657	—
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	15,051,560	3,543,423
Collateral from counterparty	—	—
Payables:
Investment securities purchased	1,503,402	—
Dividends on short sales	—	—
Fund shares redeemed	175,188	5,661,099
Variation margin on futures contracts	59,675	—
Foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	647,876	155,656
Shareholder servicing fees	96,393	133,667
Trustee fees	1,097	1,652
Other expenses	154,965	194,922
Total Liabilities	18,674,352	9,693,783
Net Assets	$1,262,520,872	$2,135,653,928
Net Assets Consist of:
Paid-in-capital	$1,085,560,645	$1,488,691,523
Distributable earnings (loss)	176,960,227	646,962,405
Net Assets	$1,262,520,872	$2,135,653,928
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 803,696,158	$1,501,075,914
Institutional shares outstanding	60,578,854	42,346,761
Net asset value, offering and redemption price per Institutional share	$ 13.27	$ 35.45
Net assets applicable to the Investor Class	$ 458,824,714	$ 634,578,014
Investor shares outstanding	34,575,538	17,890,127
Net asset value, offering and redemption price per Investor share	$ 13.27	$ 35.47

(1)Investments in securities of unaffiliated issuers, at cost	$1,033,610,818	$1,441,168,585
Investments in securities of affiliated issuers, at cost	68,295,332	53,884,078
Total investments, at cost	$1,101,906,150	$1,495,052,663
(2)Includes securities loaned of:	$ 28,866,008	$ 62,105,161
(3)Foreign currency, at cost	$ 1	$ —
(4)Proceeds from securities sold short	$ —	$ —
(5)Premiums received on options written	$ 1,015,797	$ —
(6)Net of $(584,051) and $(108,973) accrued foreign capital gains taxed on appreciated securities for International Equity Fund and Emerging Markets Equity Fund.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,186,311,201	$1,661,670,564	$594,306,971	$677,534,663	$1,313,973,050	$516,128,119
28,844,651	52,530,177	14,895,149	30,770,243	56,057,536	14,969,072
1,215,155,852	1,714,200,741	609,202,120	708,304,906	1,370,030,586	531,097,191
—	5,530	3,458	3,457	24,465	—
—	—	—	—	932,550	879,964
24,578	—	—	553,500	6,459,348	892,186
—	—	—	2,173,608	5,903,301	1,228,405

1,577,675	667,883	591,581	1,814,860	6,204,409	1,245,437
—	—	—	—	—	268,033
4,914	30,323	29,577	5,301	22,168	1,090
—	—	—	23,480	—	—
43,897	2,835,226	269,110	—	506,920	293,225
308,509	353,959	352,339	2,659,854	186,853	106,302
42,620	78,540	8,690	193,454	262,039	166,720
16,955	—	—	—	2,768,294	2,424,473
—	—	—	—	172,706	1,102,435
8,619	13,044	9,115	233	6,866	14,293
1,217,183,619	1,718,185,246	610,465,990	715,732,653	1,393,480,505	539,719,754

—	—	—	—	—	—
—	—	—	—	69,452,408	—
—	—	—	—	—	—
506,087	—	—	—	2,776,678	2,828,398
—	—	—	—	380,438	242,159
993,789	13,382,687	13,044,167	1,670,877	4,448,350	880,827
—	—	—	—	—	1,085,511

—	5,355,095	378,290	—	334,475	418,426
—	—	—	—	23,851	—
11,200	69,013	2,183	3,905	86,077	714,771
—	—	—	—	—	—
—	—	—	—	584,051	108,973

589,600	936,920	461,726	66,765	846,113	381,991
79,723	158,082	54,463	—	73,157	15,030
965	492	865	1,759	854	308
106,641	133,405	66,491	125,388	304,315	103,745
2,288,005	20,035,694	14,008,185	1,868,694	79,310,767	6,780,139
$1,214,895,614	$1,698,149,552	$596,457,805	$713,863,959	$1,314,169,738	$532,939,615

$1,056,889,383	$1,112,933,955	$556,982,396	$675,244,371	$1,233,423,875	$497,481,032
158,006,231	585,215,597	39,475,409	38,619,588	80,745,863 (6)	35,458,583 (6)
$1,214,895,614	$1,698,149,552	$596,457,805	$713,863,959	$1,314,169,738	$532,939,615

$ 831,854,154	$ 934,296,682	$338,439,679	$713,863,959	$ 963,045,551	$457,074,071
43,728,345	35,621,080	21,529,888	65,651,114	69,875,565	44,866,209
$ 19.02	$ 26.23	$ 15.72	$ 10.87	$ 13.78	$ 10.19
$ 383,041,460	$ 763,852,870	$258,018,126	N/A	$ 351,124,187	$ 75,865,544
20,118,659	29,356,253	16,479,502	N/A	25,423,263	7,440,731
$ 19.04	$ 26.02	$ 15.66	N/A	$ 13.81	$ 10.20

$1,021,284,844	$1,097,980,123	$557,777,631	$634,212,649	$1,204,786,329	$465,724,637
28,844,651	52,530,177	14,895,149	30,770,243	56,057,536	14,969,072
$1,050,129,495	$1,150,510,300	$572,672,780	$664,982,892	$1,260,843,865	$480,693,709
$ 18,773,934	$ 123,220,330	$ 65,077,582	$ 14,802,477	$ 15,991,103	$ 6,851,796
$ —	$ —	$ —	$ 2,141,346	$ 5,890,287	$ 1,226,525
$ —	$ —	$ —	$ —	$ 62,601,068	$ —
$ —	$ —	$ —	$ —	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2019
	Defensive Market Strategies® Fund	Equity Index Fund
Investment Income
Dividends	$ 13,406,719	$ 35,518,057
Non Cash Dividends	—	—
Income distributions received from affiliated funds	1,424,033	1,161,514
Interest	7,559,480	62,213
Securities lending, net	237,687	209,753
Less foreign taxes withheld	(82,898)	(11,976)
Total Investment Income	22,545,021	36,939,561
Expenses
Investment advisory fees	7,046,944	1,657,604
Transfer agent fees:
Institutional shares	4,664	4,938
Investor shares	26,530	33,779
Custodian fees	80,157	56,036
Shareholder servicing fees:
Investor shares	1,023,167	1,446,556
Accounting and administration fees	238,804	391,534
Professional fees	178,891	103,657
Shareholder reporting fees:
Institutional shares	1,245	1,966
Investor shares	10,082	13,324
Trustees expenses	5,829	10,190
Line of credit facility fees	4,298	9,392
S&P license fees	—	215,760
Dividends on securities sold short	—	—
Other expenses	155,284	96,151
Recoupment of prior expenses reduced by the Advisor	—	—
Total Expenses	8,775,895	4,040,887
Expenses waived/reimbursed(1)	—	—
Fees paid indirectly	—	—
Net Expenses	8,775,895	4,040,887
Net Investment Income	13,769,126	32,898,674
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $(50,042) and $(64,175) for International Equity Fund and Emerging Markets Equity Fund, respectively)	45,163,075	3,792,113
Investment securities sold short	—	—
Futures transactions	(2,176,112)	13,099,932
Swap agreements	—	—
Option contracts written	10,300,735	—
Forward foreign currency contracts	1,027,704	—
Foreign currency	(218,444)	—
Net realized gain	54,096,958	16,892,045
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(584,051) and $(108,973) for International Equity Fund and Emerging Markets Equity Fund, respectively)	133,764,731	456,515,562
Investment securities sold short	—	—
Futures	(466,502)	2,157,945
Swap agreements	—	—
Option contracts written	353,272	—
Forward foreign currency contracts	(50,254)	—
Foreign currency	2,526	—
Net change in unrealized appreciation (depreciation)	133,603,773	458,673,507
Net Realized and Unrealized Gain	187,700,731	475,565,552
Net Increase in Net Assets Resulting from Operations	$201,469,857	$508,464,226

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$ 27,614,082	$ 11,870,328	$ 5,964,766	$ 21,051,778	$ 40,460,623	$12,352,266
—	—	—	—	2,209,525	3,279,916
647,621	1,168,912	470,781	607,375	1,228,959	421,068
38,155	63,966	27,551	29,043	67,442	129,307
103,953	329,049	299,815	206,882	342,270	61,678
(370,291)	(241,695)	(4,969)	(1,151,129)	(3,092,958)	(1,451,704)
28,033,520	13,190,560	6,757,944	20,743,949	41,215,861	14,792,531

6,660,047	10,607,857	5,257,536	717,348	9,296,336	4,147,644

4,395	4,487	4,626	3,800	4,638	4,441
21,874	32,761	22,584	—	21,670	14,792
89,706	51,655	128,154	202,527	698,295	1,043,172

912,414	1,801,288	646,802	—	804,317	168,455
238,731	328,899	117,203	131,760	252,507	98,907
102,326	91,264	89,947	90,728	101,154	113,003

851	784	957	2,858	1,719	911
14,717	12,755	9,459	—	13,903	3,458
5,565	9,138	7,758	—	5,712	2,751
2,011	4,679	7,096	—	1,680	2,415
—	—	—	—	—	—
—	—	—	—	2,275,917	—
100,309	124,672	63,855	327,461	423,507	125,555
—	—	—	—	—	217,789
8,152,946	13,070,239	6,355,977	1,476,482	13,901,355	5,943,293
—	—	—	(79,832)	—	—
(15,665)	(20,700)	(45,109)	—	—	(924)
8,137,281	13,049,539	6,310,868	1,396,650	13,901,355	5,942,369
19,896,239	141,021	447,076	19,347,299	27,314,506	8,850,162

122,044,539	153,564,448	24,720,392	(3,611,939)	33,909,154	(8,968,173)
—	—	—	—	1,873,513	—
6,033,037	9,771,247	1,911,826	4,891,251	7,228,295	3,744,545
—	—	—	—	(1,821,444)	1,594,906
—	—	—	—	—	—
1,047,284	—	—	—	(938,281)	6,002,574
(428,777)	—	—	37,468	50,409	(382,082)
128,696,083	163,335,695	26,632,218	1,316,780	40,301,646	1,991,770

122,914,236	295,835,839	94,928,729	99,593,441	194,942,349	75,877,916
—	—	—	—	(14,019,976)	—
1,255,987	2,661,905	567,676	558,622	1,896,059	1,189,618
—	—	—	—	47,742	1,009,819
—	—	—	—	—	—
(489,132)	—	—	—	3,016,141	(921,965)
—	—	—	31,748	37,206	(1,603)
123,681,091	298,497,744	95,496,405	100,183,811	185,919,521	77,153,785
252,377,174	461,833,439	122,128,623	101,500,591	226,221,167	79,145,555
$272,273,413	$461,974,460	$122,575,699	$120,847,890	$253,535,673	$87,995,717
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Defensive Market Strategies® Fund
	For the Year Ended
	12/31/19	12/31/18

Operations:
Net investment income	$ 13,769,126	$ 11,172,250
Net realized gain on investment securities, foreign currency and derivatives	54,096,958	46,184,984
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	133,603,773	(75,833,346)
Net increase (decrease) in net assets resulting from operations	201,469,857	(18,476,112)
Distributions to Shareholders:
Institutional shares	(44,168,777)	(41,477,892)
Investor shares	(24,120,475)	(21,575,912)
Total distributions	(68,289,252)	(63,053,804)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	76,644,154	109,896,688
Investor shares	133,164,309	93,697,336
Reinvestment of dividends and distributions
Institutional shares	44,116,263	41,301,785
Investor shares	23,830,888	21,410,733
Total proceeds from shares sold and reinvested	277,755,614	266,306,542
Value of shares redeemed
Institutional shares	(56,912,886)	(47,118,657)
Investor shares	(103,760,712)	(87,943,221)
Total value of shares redeemed	(160,673,598)	(135,061,878)
Net increase (decrease) from capital share transactions(1)	117,082,016	131,244,664
Total increase (decrease) in net assets	250,262,621	49,714,748
Net Assets:
Beginning of Year	1,012,258,251	962,543,503
End of Year	$1,262,520,872	$1,012,258,251

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund		Growth Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18

$ 32,898,674	$ 20,634,348	$ 19,896,239	$ 23,791,378	$ 141,021	$ 1,596,489
16,892,045	7,660,660	128,696,083	158,026,172	163,335,695	253,211,115
458,673,507	(165,447,916)	123,681,091	(292,630,683)	298,497,744	(180,215,472)
508,464,226	(137,152,908)	272,273,413	(110,813,133)	461,974,460	74,592,132

(32,906,901)	(17,859,884)	(91,183,177)	(131,704,586)	(86,626,597)	(123,354,704)
(12,882,091)	(9,476,926)	(40,942,447)	(60,559,704)	(70,501,782)	(103,435,086)
(45,788,992)	(27,336,810)	(132,125,624)	(192,264,290)	(157,128,379)	(226,789,790)

171,099,288	838,342,777	34,148,825	50,727,891	68,743,901	66,628,943
90,260,475	81,414,824	29,718,622	29,434,018	70,435,756	109,117,426

32,447,882	17,801,303	91,139,115	131,533,865	86,582,221	123,205,758
12,851,729	9,464,086	40,832,597	60,490,792	70,461,720	103,357,365
306,659,374	947,022,990	195,839,159	272,186,566	296,223,598	402,309,492

(132,040,161)	(102,133,596)	(91,784,085)	(407,490,599)	(155,258,516)	(525,109,319)
(100,097,652)	(59,989,419)	(68,010,299)	(48,591,948)	(135,778,291)	(72,422,871)
(232,137,813)	(162,123,015)	(159,794,384)	(456,082,547)	(291,036,807)	(597,532,190)
74,521,561	784,899,975	36,044,775	(183,895,981)	5,186,791	(195,222,698)
537,196,795	620,410,257	176,192,564	(486,973,404)	310,032,872	(347,420,356)

1,598,457,133	978,046,876	1,038,703,050	1,525,676,454	1,388,116,680	1,735,537,036
$2,135,653,928	$1,598,457,133	$1,214,895,614	$1,038,703,050	$1,698,149,552	$1,388,116,680
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Small Cap Equity Fund
	For the Year Ended
	12/31/19	12/31/18

Operations:
Net investment income	$ 447,076	$ 412,150
Net realized gain (loss) on investment securities, foreign currency and derivatives	26,632,218	84,996,200
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	95,496,405	(152,257,719)
Net increase (decrease) in net assets resulting from operations	122,575,699	(66,849,369)
Distributions to Shareholders:
Institutional shares	(12,633,420)	(50,319,903)
Investor shares	(9,433,184)	(47,116,445)
Total distributions	(22,066,604)	(97,436,348)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	42,279,164	32,659,834
Investor shares	27,788,978	43,700,940
Reinvestment of dividends and distributions
Institutional shares	12,609,876	50,169,090
Investor shares	9,422,258	47,072,948
Total proceeds from shares sold and reinvested	92,100,276	173,602,812
Value of shares redeemed
Institutional shares	(26,618,910)	(37,720,650)
Investor shares	(57,230,474)	(39,794,698)
Total value of shares redeemed	(83,849,384)	(77,515,348)
Net increase (decrease) from capital share transactions(1)	8,250,892	96,087,464
Total increase (decrease) in net assets	108,759,987	(68,198,253)
Net Assets:
Beginning of Year	487,697,818	555,896,071
End of Year	$596,457,805	$ 487,697,818

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18

$ 19,347,299	$ 7,905,629	$ 27,314,506	$ 30,003,060	$ 8,850,162	$ 5,708,889
1,316,780	(3,445,905)	40,301,646	84,387,658	1,991,770	(11,644,743)
100,183,811	(74,920,710)	185,919,521	(314,160,718)	77,153,785	(97,245,669)
120,847,890	(70,460,986)	253,535,673	(199,770,000)	87,995,717	(103,181,523)

(20,799,847)	(7,738,165)	(47,643,999)	(100,665,310)	(11,628,885)	(2,466,292)
—	—	(16,556,051)	(35,179,908)	(1,621,711)	(189,742)
(20,799,847)	(7,738,165)	(64,200,050)	(135,845,218)	(13,250,596)	(2,656,034)

76,342,779	437,966,963	60,770,646	112,243,308	42,650,660	72,827,933
—	—	49,956,440	33,374,437	20,347,806	42,361,289

20,640,274	7,736,564	47,413,821	100,254,048	11,623,106	2,464,528
—	—	16,496,111	35,077,508	1,620,358	189,500
96,983,053	445,703,527	174,637,018	280,949,301	76,241,930	117,843,250

(28,593,664)	(10,199,496)	(80,087,916)	(446,987,290)	(21,076,236)	(31,715,518)
—	—	(50,451,367)	(42,245,013)	(22,140,113)	(54,108,446)
(28,593,664)	(10,199,496)	(130,539,283)	(489,232,303)	(43,216,349)	(85,823,964)
68,389,389	435,504,031	44,097,735	(208,283,002)	33,025,581	32,019,286
168,437,432	357,304,880	233,433,358	(543,898,220)	107,770,702	(73,818,271)

545,426,527	188,121,647	1,080,736,380	1,624,634,600	425,168,913	498,987,184
$713,863,959	$545,426,527	$1,314,169,738	$1,080,736,380	$532,939,615	$ 425,168,913
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Defensive Market Strategies® Fund
Institutional Class
2019	$11.73	$0.17	$ 2.13	$ 2.30	$(0.17)	$(0.59)	$(0.76)	$13.27	19.78%	$ 803,696	0.67%	0.67%	1.29%	55%
2018	12.68	0.15	(0.32)	(0.17)	(0.17)	(0.61)	(0.78)	11.73	(1.51)	653,481	0.67	0.67	1.17	65
2017	11.90	0.09	1.42	1.51	(0.08)	(0.65)	(0.73)	12.68	12.74	602,011	0.67(1)	0.68	0.70	60
2016	11.21	0.17	1.15(2)	1.32	(0.16)	(0.47)	(0.63)	11.90	11.80	547,132	0.69	0.70	1.42	78
2015	11.61	0.17	0.11(2)	0.28	(0.17)	(0.51)	(0.68)	11.21	2.43	443,499	0.72(1)	0.73	1.46	55
Investor Class
2019	$11.74	$0.13	$ 2.13	$ 2.26	$(0.14)	$(0.59)	$(0.73)	$13.27	19.38%	$ 458,825	0.93%	0.93%	1.02%	55%
2018	12.68	0.12	(0.32)	(0.20)	(0.13)	(0.61)	(0.74)	11.74	(1.69)	358,777	0.93	0.93	0.90	65
2017	11.91	0.05	1.41	1.46	(0.04)	(0.65)	(0.69)	12.68	12.35	360,533	0.95(1)	0.96	0.43	60
2016	11.22	0.14	1.15(2)	1.29	(0.13)	(0.47)	(0.60)	11.91	11.53	276,104	0.97	0.98	1.15	78
2015	11.60	0.13	0.12(2)	0.25	(0.12)	(0.51)	(0.63)	11.22	2.16	167,117	0.99(1)	1.00	1.12	55

Equity Index Fund
Institutional Class
2019	$27.56	$0.59	$ 8.11	$ 8.70	$(0.58)	$(0.23)	$(0.81)	$35.45	31.68%	$1,501,076	0.13%	0.13%	1.82%	2%
2018	29.43	0.55	(1.79)	(1.24)	(0.48)	(0.15)	(0.63)	27.56	(4.29)	1,107,944	0.12	0.13	1.81	3
2017	24.68	0.47	4.92	5.39	(0.46)	(0.18)	(0.64)	29.43	21.97	483,275	0.19	0.20	1.72	2
2016	22.81	0.46	2.27(2)	2.73	(0.56)	(0.30)	(0.86)	24.68	12.16	355,404	0.15	0.16	1.97	3
2015	23.99	0.48	(0.26)(2)	0.22	(0.61)	(0.79)	(1.40)	22.81	0.92	276,599	0.17	0.18	1.94	6
Investor Class
2019	$27.58	$0.50	$ 8.11	$ 8.61	$(0.49)	$(0.23)	$(0.72)	$35.47	31.33%	$ 634,578	0.39%	0.39%	1.56%	2%
2018	29.44	0.47	(1.78)	(1.31)	(0.40)	(0.15)	(0.55)	27.58	(4.55)	490,513	0.37	0.38	1.56	3
2017	24.70	0.40	4.91	5.31	(0.39)	(0.18)	(0.57)	29.44	21.65	494,771	0.45	0.46	1.46	2
2016	22.58	0.39	2.27(2)	2.66	(0.29)	(0.25)	(0.54)	24.70	11.84	386,796	0.42	0.42	1.70	3
2015	22.90	0.37	(0.21)(2)	0.16	(0.18)	(0.30)	(0.48)	22.58	0.70	332,005	0.41	0.44	1.62	6

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% and 0.00% for the years 2015 and 2017.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2019	$16.79	$ 0.35	$ 4.16	$ 4.51	$(0.34)	$(1.94)	$(2.28)	$19.02	27.14%	$ 831,854	0.62%(1)	0.62%	1.81%	92%
2018	22.76	0.39	(2.75)	(2.36)	(0.40)	(3.21)	(3.61)	16.79	(10.97)	703,135	0.56(1)	0.57	1.75	38
2017	21.18	0.39	2.85	3.24	(0.37)	(1.29)	(1.66)	22.76	15.54	1,128,445	0.57(1)	0.58	1.78	38
2016	19.75	0.41	2.30(2)	2.71	(0.46)	(0.82)	(1.28)	21.18	14.11	920,433	0.59(1)	0.60	2.05	36
2015	23.56	0.39	(1.20)(2)	(0.81)	(0.44)	(2.56)	(3.00)	19.75	(3.44)	917,208	0.61(1)	0.62	1.73	32
Investor Class
2019	$16.81	$ 0.30	$ 4.16	$ 4.46	$(0.29)	$(1.94)	$(2.23)	$19.04	26.80%	$ 383,041	0.89%(1)	0.89%	1.55%	92%
2018	22.78	0.34	(2.75)	(2.41)	(0.35)	(3.21)	(3.56)	16.81	(11.19)	335,568	0.83(1)	0.84	1.50	38
2017	21.20	0.34	2.85	3.19	(0.32)	(1.29)	(1.61)	22.78	15.25	397,231	0.83(1)	0.84	1.52	38
2016	19.46	0.35	2.33(2)	2.68	(0.26)	(0.68)	(0.94)	21.20	13.84	370,589	0.86(1)	0.87	1.78	36
2015	21.31	0.27	(1.06)(2)	(0.79)	(0.08)	(0.98)	(1.06)	19.46	(3.70)	324,440	0.89(1)	0.89	1.26	32

Growth Equity Fund
Institutional Class
2019	$21.47	$ 0.03	$ 7.36	$ 7.39	$(0.03)	$(2.60)	$(2.63)	$26.23	34.79%	$ 934,297	0.71%(3)	0.71%	0.13%	21%
2018	25.18	0.05	0.41	0.46	(0.01)	(4.16)	(4.17)	21.47	1.22	765,738	0.70(3)	0.71	0.18	19
2017	21.08	0.03	6.80	6.83	(0.02)	(2.71)	(2.73)	25.18	32.43	1,150,773	0.72(3)	0.73	0.12	41
2016	22.25	—†	(0.22)(2)	(0.22)	—	(0.95)	(0.95)	21.08	(0.98)	890,530	0.75(3)	0.76	0.01	24
2015	25.80	0.02	1.38(2)	1.40	—	(4.95)	(4.95)	22.25	5.67	932,232	0.77(3)	0.78	0.09	79
Investor Class
2019	$21.35	$(0.03)	$ 7.30	$ 7.27	$ —	$(2.60)	$(2.60)	$26.02	34.42%	$ 763,853	0.96%(3)	0.96%	(0.13)%	21%
2018	25.11	(0.02)	0.42	0.40	—	(4.16)	(4.16)	21.35	0.99	622,379	0.96(3)	0.97	(0.06)	19
2017	21.07	(0.04)	6.79	6.75	—	(2.71)	(2.71)	25.11	32.06	584,764	0.98(3)	0.99	(0.14)	41
2016	22.02	(0.05)	(0.24)(2)	(0.29)	—	(0.66)	(0.66)	21.07	(1.30)	424,210	1.01(3)	1.02	(0.26)	24
2015	22.92	(0.05)	1.27(2)	1.22	—	(2.12)	(2.12)	22.02	5.44	483,385	1.04(3)	1.06	(0.21)	79

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017, 2018 and 2019.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(3)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017, 2018, and 2019.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2019	$13.04	$ 0.03	$ 3.26	$ 3.29	$(0.02)	$(0.59)	$(0.61)	$15.72	25.29%	$338,440	1.00%(1)	1.01%	0.20%	84%
2018	18.36	0.04	(2.13)(2)	(2.09)	—	(3.23)(3)	(3.23)	13.04	(12.01)	256,242	0.98(1)	0.99	0.20	172
2017	17.53	0.02	2.24	2.26	(0.03)	(1.40)	(1.43)	18.36	12.98	293,953	0.98(1)	1.00	0.09	80
2016	15.14	0.06	2.59(4)	2.65	(0.07)	(0.19)	(0.26)	17.53	17.48	265,627	1.01(1)	1.03	0.36	77
2015	18.05	0.08	(1.13)(4)	(1.05)	(0.06)	(1.80)	(1.86)	15.14	(5.66)	264,962	1.00(1)	1.03	0.45	74
Investor Class
2019	$13.01	$(0.01)	$ 3.25	$ 3.24	$ —	$(0.59)	$(0.59)	$15.66	24.97%	$258,018	1.26%(1)	1.27%	(0.06)%	84%
2018	18.37	(0.01)	(2.12)(2)	(2.13)	—	(3.23)(3)	(3.23)	13.01	(12.22)	231,456	1.24(1)	1.25	(0.06)	172
2017	17.56	(0.03)	2.24	2.21	—	(1.40)	(1.40)	18.37	12.67	261,943	1.25(1)	1.27	(0.17)	80
2016	15.17	0.02	2.59(4)	2.61	(0.03)	(0.19)	(0.22)	17.56	17.17	266,994	1.27(1)	1.30	0.11	77
2015	17.08	0.02	(1.04)(4)	(1.02)	—	(0.89)	(0.89)	15.17	(5.91)	236,850	1.24(1)	1.27	0.13	74

International Equity Index Fund
Institutional Class
2019	$ 9.24	$ 0.31	$ 1.65	$ 1.96	$(0.33)	$ —	$(0.33)	$10.87	21.21%	$713,864	0.22%	0.23%	3.05%	5%
2018	10.76	0.27	(1.66)	(1.39)	(0.13)	—	(0.13)	9.24	(12.86)	545,427	0.27	0.27	2.64	4
2017	8.86	0.25	1.93	2.18	(0.25)	(0.03)	(0.28)	10.76	24.69	188,122	0.41	0.35	2.45	4
2016	8.94	0.23	(0.09)(4)	0.14	(0.22)	—	(0.22)	8.86	1.63	133,021	0.57	0.65	2.61	6
2015(5)	10.00	0.07	(1.06)(4)	(0.99)	(0.07)	—	(0.07)	8.94	(9.88)	111,025	0.57	0.66	1.33	4

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.02%, 0.01%, 0.01%, and 0.01% for the years 2015, 2016, 2017, and 2019. For the year ended December 31, 2018, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.01% for Institutional and Investor Class, respectively.
(2)	The amount previously reported in the Funds’ 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2018 Annual Report, the Small Cap Equity Fund reported amounts of $(8.59) and $(8.58) for the Institutional and Investor Class, respectively.
(3)	The amount previously reported in the Funds’ 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2018 Annual Report, the Small Cap Equity Fund reported amounts of $3.23 for both the Institutional and Investor Class.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2019	$11.74	$0.31(1)	$ 2.44	$ 2.75	$(0.31)	$(0.40)	$(0.71)	$13.78	23.45%	$ 963,046	1.07%(2)	1.07%(2)	2.31%(1)	54%
2018	15.72	0.32	(2.65)	(2.33)	(0.32)	(1.33)	(1.65)	11.74	(14.90)	795,484	1.07(2)	1.08(2)	2.08	73
2017	13.16	0.25	3.65	3.90	(0.25)	(1.09)	(1.34)	15.72	29.85	1,279,089	0.92(2)(3)	0.93(2)	1.63	42
2016	13.14	0.27	0.13(4)	0.40	(0.27)	(0.11)	(0.38)	13.16	2.96	1,017,929	1.00(2)(3)	1.01(2)	2.09	33
2015	14.25	0.22	(0.50)(4)	(0.28)	(0.26)	(0.57)	(0.83)	13.14	(1.93)	1,030,729	1.03(2)(3)	1.05(2)	1.49	43
Investor Class
2019	$11.77	$0.27(1)	$ 2.45	$ 2.72	$(0.28)	$(0.40)	$(0.68)	$13.81	23.10%	$ 351,124	1.35%(2)	1.34%(2)	2.05%(1)	54%
2018	15.74	0.27	(2.63)	(2.36)	(0.28)	(1.33)	(1.61)	11.77	(15.06)	285,252	1.33(2)	1.35(2)	1.76	73
2017	13.18	0.21	3.66	3.87	(0.22)	(1.09)	(1.31)	15.74	29.50	345,545	1.18(2)(3)	1.19(2)	1.37	42
2016	13.18	0.24	0.11(4)	0.35	(0.24)	(0.11)	(0.35)	13.18	2.62	264,295	1.27(2)(3)	1.28(2)	1.81	33
2015	14.03	0.24	(0.55)(4)	(0.31)	(0.12)	(0.42)	(0.54)	13.18	(2.16)	245,976	1.35(2)(3)	1.39(2)	1.68	43

Emerging Markets Equity Fund
Institutional Class
2019	$ 8.71	$0.18(5)	$ 1.57	$ 1.75	$(0.27)	$ —	$(0.27)	$10.19	20.06%	$ 457,074	1.19%(6)	1.19%	1.92%(5)	92%
2018	11.00	0.13	(2.36)	(2.23)	(0.06)	—	(0.06)	8.71	(20.26)	359,815	1.30(6)	1.21	1.26	155
2017	8.18	0.08	2.85	2.93	(0.11)	—	(0.11)	11.00	35.80	404,641	1.30(6)	1.31	0.83	56
2016	7.34	0.08	0.90(4)	0.98	(0.14)	—	(0.14)	8.18	13.46	290,082	1.30(6)	1.48	0.98	54
2015	9.09	0.11	(1.83)(4)	(1.72)	(0.03)	—	(0.03)	7.34	(18.93)	272,123	1.28(6)	1.50	1.36	39
Investor Class
2019	$ 8.72	$0.14(5)	$ 1.57	$ 1.71	$(0.23)	$ —	$(0.23)	$10.20	19.64%	$ 75,866	1.57%(6)	1.57%	1.48%(5)	92%
2018	11.00	0.10	(2.35)	(2.25)	(0.03)	—	(0.03)	8.72	(20.49)	65,354	1.56(6)	1.52	0.96	155
2017	8.19	0.06	2.84	2.90	(0.09)	—	(0.09)	11.00	35.37	94,346	1.57(6)	1.66	0.57	56
2016	7.35	0.06	0.91(4)	0.97	(0.13)	—	(0.13)	8.19	13.20	45,106	1.56(6)	1.87	0.73	54
2015	9.09	0.05	(1.79)(4)	(1.74)	—	—	—	7.35	(19.14)	25,659	1.51(6)	1.83	0.58	39

#	Calculated using the average shares outstanding method.
(1)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.09% for the Institutional Class and $0.01 and 0.09% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(2)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.17%, 0.14% and 0.08% for the years 2015, 2016 and 2017. For the year ended December 31, 2018, the effect of dividend expense on securities sold short increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively. For the year ended December 31, 2019, the effect of dividend expense on securities sold short increased the ratio by 0.19%.
(3)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016 and 2017.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.68% for the Institutional Class and $0.06 and 0.62% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(6)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017, 2018 and 2019.
See Notes to Financial Statements.

Global Real Estate Securities Fund (Unaudited)
Global real estate securities pushed higher in 2019 alongside broader equity markets, driven by falling interest rates and an outlook for accommodative monetary policy. The Fund provides exposure to real estate by investing in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund was diversified among property sectors and geographical locations. The Investor Class of the Fund outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-year period ended December 31, 2019 (24.42% versus 21.91%). Stock selection in the retail, health care and industrial sectors was particularly strong but partially offset by stock selection in the diversified and mixed-use (office/industrial) sectors.
In 2019, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded, global real estate securities. This Fund invests substantial assets in REITs that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Real Estate	96.1
Money Market Funds	2.8
Information Technology	0.5
Consumer Discretionary	0.1
U.S. Treasury Obligation	0.1
99.6

Global Real Estate Securities Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	24.87%	24.42%	21.91%
Five Year	N/A	6.42%	5.56%
Ten year	N/A	10.16%	9.64%
Since Inception(1)	6.62%	4.32%	3.71%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (April 30, 2019 Prospectus)(2)	0.87%	1.15%

(1)	The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2009 to December 31, 2019, with all dividends and capital gains reinvested, with the FTSE EPRA/NAREIT Developed Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Shares	Value
COMMON STOCKS — 52.7%
Real Estate — 52.7%
Agree Realty Corporation REIT	43,258	$ 3,035,414
Alexandria Real Estate Equities, Inc. REIT	21,637	3,496,106
American Assets Trust, Inc. REIT	21,233	974,595
American Tower Corporation REIT	7,620	1,751,228
Americold Realty Trust REIT	75,072	2,632,024
Apartment Investment & Management Co. Class A REIT	53,395	2,757,852
AvalonBay Communities, Inc. REIT	4,230	887,031
Boston Properties, Inc. REIT	15,410	2,124,423
Brixmor Property Group, Inc. REIT	107,620	2,325,668
Camden Property Trust REIT	17,683	1,876,166
CoreSite Realty Corporation REIT	5,813	651,754
Cousins Properties, Inc. REIT	44,788	1,845,266
CyrusOne, Inc. REIT	54,481	3,564,692
DiamondRock Hospitality Co. REIT	197,290	2,185,973
Douglas Emmett, Inc. REIT	52,612	2,309,667
Duke Realty Corporation REIT	58,099	2,014,292
EastGroup Properties, Inc. REIT	12,257	1,626,136
Equinix, Inc. REIT	2,142	1,250,285
Equity LifeStyle Properties, Inc. REIT	72,207	5,082,651
Equity Residential REIT	77,321	6,256,815
Essential Properties Realty Trust, Inc. REIT	64,622	1,603,272
Essex Property Trust, Inc. REIT	7,330	2,205,304
Extra Space Storage, Inc. REIT	41,634	4,397,383
Federal Realty Investment Trust REIT	7,663	986,458
Four Corners Property Trust, Inc. REIT	34,269	966,043
Healthpeak Properties, Inc. REIT	163,706	5,642,946
Highwoods Properties, Inc. REIT	28,705	1,403,962
Host Hotels & Resorts, Inc. REIT	24,360	451,878
Hudson Pacific Properties, Inc. REIT	36,771	1,384,428
Invitation Homes, Inc. REIT	190,453	5,707,876
Kilroy Realty Corporation REIT	35,610	2,987,679
Kimco Realty Corporation REIT	138,747	2,873,450
Liberty Property Trust REIT	26,181	1,572,169
Life Storage, Inc. REIT	33,350	3,611,138
Medical Properties Trust, Inc. REIT	149,371	3,153,222
Mid-America Apartment Communities, Inc. REIT	40,353	5,320,947
New Senior Investment Group, Inc. REIT	46,606	356,536
Omega Healthcare Investors, Inc. REIT	49,533	2,097,723
Pebblebrook Hotel Trust REITΔ	45,384	1,216,745
Physicians Realty Trust REIT	67,354	1,275,685
Prologis, Inc. REIT	113,630	10,128,978
QTS Realty Trust, Inc. Class A REIT	13,310	722,334
Realty Income Corporation REIT	65,829	4,846,989
Retail Properties of America, Inc. Class A REIT	6,086	81,552
Rexford Industrial Realty, Inc. REIT	70,489	3,219,233
Ryman Hospitality Properties, Inc. REIT	22,031	1,909,206
Simon Property Group, Inc. REIT	33,289	4,958,729
SITE Centers Corporation REIT	59,846	839,041
	Shares	Value
SL Green Realty Corporation REIT	14,470	$ 1,329,504
Spirit Realty Capital, Inc. REIT	25,758	1,266,778
STORE Capital Corporation REIT	79,882	2,974,806
Ventas, Inc. REIT	20,591	1,188,924
Weingarten Realty Investors REITΔ	70,920	2,215,541
Welltower, Inc. REIT	50,282	4,112,062
Weyerhaeuser Co. REIT	47,633	1,438,517
		139,095,076
Total Common Stocks (Cost $129,341,144)		139,095,076
FOREIGN COMMON STOCKS — 44.0%
Australia — 3.4%
Cromwell Property Group REIT	354,142	292,010
Dexus REIT	97,933	804,076
Goodman Group REIT	182,986	1,716,847
GPT Group (The) REIT (Athens Exchange)	565,006	2,220,361
Ingenia Communities Group REIT	93,105	324,069
Mirvac Group REIT	1,126,033	2,512,816
Scentre Group REIT	362,904	975,378
Stockland REIT	65,045	210,881
		9,056,438
Austria — 0.2%
CA Immobilien Anlagen AG	11,747	493,464
Belgium — 0.9%
Aedifica SA REIT	8,439	1,071,554
VGP NV	2,472	243,456
Warehouses De Pauw CVA REIT	3,002	546,183
Xior Student Housing NV REIT	10,531	596,538
		2,457,731
Canada — 3.0%
Canadian Apartment Properties REIT	51,371	2,097,091
Dream Office REIT	49,623	1,189,607
First Capital REIT	42,911	683,047
Granite REIT	38,151	1,938,472
InterRent REIT	126,332	1,521,568
Minto Apartment REIT	30,100	536,610
		7,966,395
France — 1.8%
Gecina SA REIT	14,131	2,529,779
Klepierre REIT	54,262	2,060,303
		4,590,082
Germany — 4.0%
ADLER Real Estate AG*	26,584	405,542
alstria office REIT-AG	48,209	905,774
Aroundtown SA	32,707	293,767
Deutsche Wohnen SE	60,079	2,443,823
Godewind Immobilien AG 144A*	98,926	525,976
Vonovia SE	110,699	5,945,573
		10,520,455
Hong Kong — 5.6%
Champion REIT	376,288	248,692
CK Asset Holdings, Ltd.	110,959	800,976

See Notes to Financial Statements.

	Shares	Value
Hysan Development Co., Ltd.	84,069	$ 329,596
Link REIT	359,532	3,806,500
New World Development Co., Ltd.	3,092,461	4,238,477
Sino Land Co., Ltd.	704,000	1,022,712
Sun Hung Kai Properties, Ltd.	95,977	1,469,406
Swire Properties, Ltd.	854,336	2,834,155
		14,750,514
Japan — 11.2%
Activia Properties, Inc. REIT	704	3,528,113
AEON REIT Investment Corporation	396	542,227
Comforia Residential REIT, Inc.	154	487,562
Daibiru Corporation	51,400	616,338
Frontier Real Estate Investment Corporation REIT	265	1,113,698
Fukuoka REIT Corporation	306	521,161
Global One Real Estate Investment Corporation REIT	653	844,985
Hulic Reit, Inc.	640	1,161,548
Invesco Office J-REIT, Inc.	3,631	752,117
Invincible Investment Corporation REIT	932	530,954
Japan Real Estate Investment Corporation REIT	219	1,453,392
Japan Rental Housing Investments, Inc. REIT	1,481	1,448,901
LaSalle Logiport REIT	396	588,644
Mitsubishi Estate Co., Ltd.	183,559	3,512,379
Mitsui Fudosan Co., Ltd.	200,396	4,897,664
Mori Hills Investment Corporation REIT	952	1,582,250
Mori Trust Hotel Reit, Inc.	284	393,610
Mori Trust Sogo REIT, Inc.	532	953,786
NIPPON REIT Investment Corporation	110	483,917
Orix JREIT, Inc.	321	695,781
Premier Investment Corporation REIT	512	724,455
Sumitomo Realty & Development Co., Ltd.	50,400	1,758,430
Tokyu Fudosan Holdings Corporation	80,380	555,049
XYMAX REIT Investment Corporation	381	483,638
		29,630,599
Netherlands — 1.0%
InterXion Holding NV*	17,538	1,469,860
Unibail-Rodamco-Westfield REIT	7,660	1,208,496
		2,678,356
Singapore — 3.3%
CapitaLand, Ltd.	910,957	2,539,937
City Developments, Ltd.	166,300	1,353,943
Frasers Centrepoint Trust REITΔ	646,394	1,350,509
Keppel DC REIT	303,269	469,013
Mapletree Industrial Trust REIT	311,353	601,894
	Shares	Value
Mapletree Logistics Trust REITΔ	1,914,700	$ 2,477,102
		8,792,398
Spain — 1.1%
Arima Real Estate SOCIMI SA REIT*	39,726	503,535
Lar Espana Real Estate Socimi SA REIT	22,570	179,749
Merlin Properties Socimi SA REIT	142,945	2,050,767
		2,734,051
Sweden — 2.1%
Castellum AB	58,830	1,381,819
Fabege AB	139,909	2,324,052
Fastighets AB Balder, B Shares*	32,691	1,512,970
Nyfosa AB*	48,155	416,444
		5,635,285
Switzerland — 0.9%
PSP Swiss Property AG	3,420	472,215
Swiss Prime Site AG*	17,031	1,970,388
		2,442,603
United Kingdom — 5.5%
Assura PLC REIT	622,472	641,482
Big Yellow Group PLC REIT	43,208	686,800
British Land Co. PLC (The) REIT	294,792	2,494,396
Derwent London PLC REIT	30,818	1,636,943
Grainger PLC	250,405	1,038,842
Great Portland Estates PLC REIT	90,759	1,033,887
Hammerson PLC REIT	78,316	320,237
Intu Properties PLC REIT	119,723	53,919
Picton Property Income, Ltd. (The) REIT	205,913	264,570
PPHE Hotel Group, Ltd.	12,638	309,695
Primary Health Properties PLC REIT	216,439	458,712
PRS REIT PLC (The)	378,544	461,306
Safestore Holdings PLC REIT	30,959	330,527
Segro PLC REIT	207,747	2,468,930
Tritax EuroBox PLC 144A	225,362	280,595
UNITE Group PLC (The) REIT	95,579	1,595,210
Urban & Civic PLC	89,453	408,789
		14,484,840
Total Foreign Common Stocks (Cost $103,774,819)		116,233,211
MONEY MARKET FUNDS — 2.8%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø∞	7,060,944	7,060,944
Northern Institutional Liquid Assets Portfolio (Shares), 1.57%Ø§	255,671	255,671
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 1.48%Ø	14	$ 14
Total Money Market Funds (Cost $7,316,629)		7,316,629

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.52%, 05/07/20Ω‡‡ (Cost $248,654)	$250,000	248,671
TOTAL INVESTMENTS — 99.6% (Cost $240,681,246)		262,893,587
Other Assets in Excess of Liabilities — 0.4%		941,909
NET ASSETS — 100.0%		$263,835,496
Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index E-Mini	03/2020	41	$8,465,680	$96,580

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$139,095,076	$139,095,076	$ —	$ —
Foreign Common Stocks:
Austria	493,464	—	493,464	—
Germany	10,520,455	—	10,520,455	—
Japan	29,630,599	—	29,630,599	—
Sweden	5,635,285	—	5,635,285	—
Switzerland	2,442,603	—	2,442,603	—
Other ^^	67,510,805	67,510,805	—	—
Total Foreign Common Stocks	116,233,211	67,510,805	48,722,406	—
Money Market Funds	7,316,629	7,316,629	—	—
U.S. Treasury Obligation	248,671	—	248,671	—
Total Assets - Investments in Securities	$262,893,587	$213,922,510	$48,971,077	$ —
Other Financial Instruments***
Futures Contracts	$ 96,580	$ 96,580	$ —	$ —
Total Assets - Other Financial Instruments	$ 96,580	$ 96,580	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2019
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$255,832,643
Investments in securities of affiliated issuers, at value	7,060,944
Total investments, at value(1), (2)	262,893,587
Cash	1,487
Deposits with broker for futures contracts	86,000
Foreign currency(3)	491,446
Receivables:
Dividends and reclaims	1,158,719
Securities lending	1,397
Investment securities sold	509,022
Fund shares sold	163,162
Variation margin on futures contracts	7,790
Prepaid expenses and other assets	16,541
Total Assets	265,329,151
Liabilities
Collateral held for securities on loan, at value	255,671
Payables:
Investment securities purchased	723,549
Fund shares redeemed	281,387
Accrued expenses:
Investment advisory fees	149,588
Shareholder servicing fees	21,988
Trustee fees	820
Other expenses	60,652
Total Liabilities	1,493,655
Net Assets	$263,835,496
Net Assets Consist of:
Paid-in-capital	$251,389,054
Distributable earnings (loss)	12,446,442
Net Assets	$263,835,496
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$159,523,086
Institutional shares outstanding	15,617,285
Net asset value, offering and redemption price per Institutional share	$ 10.21
Net assets applicable to the Investor Class	$104,312,410
Investor shares outstanding	10,172,434
Net asset value, offering and redemption price per Investor share	$ 10.25

(1)Investments in securities of unaffiliated issuers, at cost	$233,620,302
Investments in securities of affiliated issuers, at cost	7,060,944
Total investments, at cost	$240,681,246
(2)Includes securities loaned of:	$ 745,279
(3)Foreign currency, at cost	$ 489,010

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2019
Global Real Estate Securities Fund
Investment Income
Dividends	$ 7,418,194
Income distributions received from affiliated funds	154,228
Interest	13,981
Securities lending, net	37,298
Less foreign taxes withheld	(339,058)
Total Investment Income	7,284,643
Expenses
Investment advisory fees	1,673,046
Transfer agent fees:
Institutional shares	4,334
Investor shares	18,436
Custodian fees	135,756
Shareholder servicing fees:
Investor shares	250,191
Accounting and administration fees	51,140
Professional fees	101,180
Shareholder reporting fees:
Institutional shares	815
Investor shares	4,545
Trustees expenses	4,490
Line of credit facility fees	4,397
Other expenses	64,663
Total Expenses	2,312,993
Fees paid indirectly	(22,894)
Net Expenses	2,290,099
Net Investment Income	4,994,544
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	15,200,657
Futures transactions	1,323,101
Forward foreign currency contracts	(7,392)
Foreign currency	(9,503)
Net realized gain	16,506,863
Net change in unrealized appreciation (depreciation) on:
Investment securities	30,775,794
Futures	302,495
Foreign currency	13,281
Net change in unrealized appreciation (depreciation)	31,091,570
Net Realized and Unrealized Gain	47,598,433
Net Increase in Net Assets Resulting from Operations	$52,592,977
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Real Estate Securities Fund
	For the Year Ended
	12/31/19	12/31/18

Operations:
Net investment income	$ 4,994,544	$ 4,869,259
Net realized gain on investment securities, foreign currency and derivatives	16,506,863	2,116,895
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	31,091,570	(17,670,799)
Net increase (decrease) in net assets resulting from operations	52,592,977	(10,684,645)
Distributions to Shareholders:
Institutional shares	(11,663,016)	(6,105,053)
Investor shares	(7,460,096)	(3,599,717)
Total distributions	(19,123,112)	(9,704,770)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	21,320,503	12,654,254
Investor shares	30,357,678	9,990,178
Reinvestment of dividends and distributions
Institutional shares	11,610,021	6,034,893
Investor shares	7,408,256	3,571,808
Total proceeds from shares sold and reinvested	70,696,458	32,251,133
Value of shares redeemed
Institutional shares	(26,971,710)	(6,697,484)
Investor shares	(28,833,472)	(21,086,951)
Total value of shares redeemed	(55,805,182)	(27,784,435)
Net increase from capital share transactions(1)	14,891,276	4,466,698
Total increase (decrease) in net assets	48,361,141	(15,922,717)
Net Assets:
Beginning of Year	215,474,355	231,397,072
End of Year	$263,835,496	$215,474,355

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2019	$ 8.83	$0.22	$ 1.95	$ 2.17	$(0.61)	$(0.18)	$(0.79)	$10.21	24.87%	$159,523	0.82%(1)	0.83%	2.13%	118%
2018	9.69	0.21	(0.65)	(0.44)	(0.42)	—	(0.42)	8.83	(4.70)	133,341	0.86(1)	0.87	2.26	128
2017	9.10	0.27	0.73	1.00	(0.41)	—	(0.41)	9.69	11.05	133,656	0.87(1)	0.88	2.86	138
2016	9.46	0.20	0.18(2)	0.38	(0.50)	(0.24)	(0.74)	9.10	4.07	123,574	0.88(1)	0.90	2.07	130
2015(3)	10.50	0.12	(0.33)	(0.21)	(0.27)	(0.56)	(0.83)	9.46	(1.89)	159,196	0.93(1)	0.94	1.83	137
Investor Class
2019	$ 8.87	$0.19	$ 1.95	$ 2.14	$(0.58)	$(0.18)	$(0.76)	$10.25	24.42%	$104,312	1.09%(1)	1.10%	1.87%	118%
2018	9.72	0.19	(0.65)	(0.46)	(0.39)	—	(0.39)	8.87	(4.86)	82,133	1.14(1)	1.15	1.97	128
2017	9.13	0.24	0.73	0.97	(0.38)	—	(0.38)	9.72	10.72	97,741	1.12(1)	1.13	2.56	138
2016	9.49	0.16	0.19(2)	0.35	(0.47)	(0.24)	(0.71)	9.13	3.78	100,810	1.14(1)	1.19	1.68	130
2015	10.26	0.16	(0.13)	0.03	(0.24)	(0.56)	(0.80)	9.49	0.34	99,357	1.12(1)	1.17	1.50	137

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2015, 2016, 2017, 2018 and 2019.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(3)	Inception date was May 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
See Notes to Financial Statements.

Strategic Alternatives Fund (Unaudited)
The Fund combines multiple strategies that, in aggregate, seek to provide absolute returns with both lower volatility than and low correlation to traditional equity and fixed-income markets. The Investor Class of the Fund outperformed its benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index for the one-year period ended December 31, 2019 (4.62% versus 2.28%).
The Fund allocated its assets between five principal investment strategies – short duration high yield, long-short equity, options equity, currency trading and global macro. For the calendar year 2019, the short duration high yield, option equity, global macro and long-short equity strategies contributed to benchmark-relative outperformance while the currency trading strategy detracted.
The dedicated currency trading strategy underperformed the Fund’s benchmark. Short positions in the euro and Swiss franc were the top-performing contributors, while long positions in the Norwegian krone and Swedish krona were the primary detractors from performance. With the backdrop of global central banks providing accommodative monetary policy, both economic growth and inflation remained low and stable. This combination led to strong performance across the major asset classes and a continued fall in implied volatility. This environment caused the major currencies to trade in extremely narrow ranges, which led to a difficult currency trading environment.
The options selling strategy delivered stronger than usual positive returns and outperformed the Fund’s benchmark, with excess returns derived primarily from collecting option premium from the selling of fully-covered, exchange listed put options, as the year experienced very little downside volatility. That is, the strategy continued to benefit from selling options priced on implied volatility, while realized volatility came in on average, consistently lower than the implied volatility over the year.
The short duration high yield bond strategy provided strong, positive absolute performance in 2019, outperforming the Fund’s benchmark. The strategy performance benefited both from collecting coupons as well as rising bond prices due primarily from credit spreads narrowing throughout the year. In addition, the positive performance was impacted by industry positioning and active credit selection. In particular, sector allocation to, and positive security selection within, the real estate sector was additive to performance.
The long-short equity strategy outperformed the Fund’s benchmark for the year. Within the long-short equity strategy, the event-driven sub-strategy contributed strong returns as high profile, large mergers were completed during the year. The long-short equity sub-strategy generated low but positive returns as the sub-strategy was impacted by negative security selection, particularly within the financials sector, which reduced the absolute return.
The global macro strategy outperformed the Fund’s benchmark in 2019. The outperformance was largely driven by relative value interest rate positioning throughout the year. Within developed markets, gains from long European interest rates versus short interest rate positions in Japan, Sweden, Norway and Australia were among the largest contributors to performance. Emerging markets debt exposure was also additive to the Fund’s relative performance, with gains primarily coming from long exposure to the Thailand and South Korea local markets.
During 2019, the Fund sold equity options to collect the option premium. Equity options and equity futures were also used to hedge equity exposure and to provide synthetic beta exposure to the Fund. Overall, the use of equity options contributed positively to the performance of the Fund, while equity futures detracted from the Fund’s absolute performance. In addition, currency forwards, options and swaps were used to take advantage of dislocations in the currency markets and in aggregate contributed negatively to absolute performance. U.S. Treasury futures and interest rate swaps were used for hedging and to express interest rate views, and in aggregate, were additive to absolute performance. Mortgage-backed securities derivatives were utilized to implement views on prepayment speeds and contributed positively to the Fund’s absolute performance.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, can accept short-term fluctuations in account value and would like to diversify their portfolio with an alternatives investment option. The alternative investment strategies that the Fund pursues are complex and may involve greater risk than traditional investments (stocks, bonds and cash). The performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed-income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on a sub-adviser’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated

Strategic Alternatives Fund (Unaudited)
markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverages so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns.The Fund’s currency investment strategy may be impacted by currency exchange rates, which can fluctuate significantly over short or extended periods of time. These changes may be caused by governmental or political factors that affect the value of what the Fund owns and its share price. It is possible to lose money by investing in the Fund.
At December 31, 2019, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Money Market Funds	27.7
Corporate Bonds	24.6
U.S. Treasury Obligations	19.0
Foreign Bonds	4.9
Asset-Backed Securities	3.4
Information Technology	3.2
Health Care	2.5
Mortgage-Backed Securities	2.3
Communication Services	1.8
Consumer Discretionary	1.5
Loan Agreements	1.4
Financials	1.3
Industrials	1.2
Energy	1.1
Materials	0.9
Mutual Funds	0.8
Consumer Staples	0.3
Certificates Of Deposit	0.3
Real Estate	0.2
Utilities	0.1
Rights	—**
Purchased Option	—**
Written Options	(0.1)
Foreign Common Stocks Sold Short	(0.2)
Mutual Funds Sold Short	(3.0)
Common Stocks Sold Short	(4.1)
91.1
**Rounds to less than 0.1%

Strategic Alternatives Fund (Unaudited)
Average Annual Total Returns as of 12/31/19
	Institutional Class*	Investor Class*	Benchmark**
One Year	4.93%	4.62%	2.28%
Five Year	N/A	N/A	N/A
Ten year	N/A	N/A	N/A
Since Inception	2.57%	2.28%	1.88%
Inception Date	06/30/17	06/30/17
Total Fund Operating Expenses (April 30, 2019 Prospectus)(1)	1.03%	1.38%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 30, 2017 (commencement of operations), with all dividends and capital gains reinvested, with the ICE BofAML U.S. 3 Month Treasury Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
December 31, 2019
	Par	Value
ASSET-BACKED SECURITIES — 3.4%
American Express Credit Account Master Trust, Series 2017-2, Class A
(Floating, ICE LIBOR USD 1M + 0.45%), 2.19%, 09/16/24†	$1,165,000	$1,171,159
Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7
(Floating, ICE LIBOR USD 1M + 0.51%), 2.25%, 09/16/24†	791,000	796,388
Capital One Prime Auto Receivables Trust, Series 2019-1, Class A2
2.58%, 04/15/22	1,085,252	1,089,815
CARDS II Trust, Series 2019-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.39%), 2.13%, 05/15/24 144A †	370,000	370,972
Chase Issuance Trust, Series 2016-A3, Class A3
(Floating, ICE LIBOR USD 1M + 0.55%), 2.29%, 06/15/23†	500,000	503,221
Chase Issuance Trust, Series 2017-A2, Class A
(Floating, ICE LIBOR USD 1M + 0.40%), 2.14%, 03/15/24†	1,125,000	1,129,354
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3
(Floating, ICE LIBOR USD 1M + 0.49%), 2.20%, 12/07/23†	1,125,000	1,132,092
Evergreen Credit Card Trust, Series 2019-1, Class A
(Floating, ICE LIBOR USD 1M + 0.48%), 2.22%, 01/15/23 144A †	1,080,000	1,083,035
Ford Credit Auto Lease Trust, Series 2019-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.26%), 2.00%, 02/15/22†	500,000	499,940
Ford Credit Auto Owner Trust, Series 2019-A, Class A2A
2.78%, 02/15/22	384,273	385,617
Ford Credit Auto Owner Trust, Series 2019-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.24%), 1.98%, 02/15/22†	343,096	343,212
Golden Credit Card Trust, Series 2019-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor), 2.09%, 10/15/23 144A †	380,000	379,767
Navient Private Education Loan Trust, Series 2017-A, Class A1
(Floating, ICE LIBOR USD 1M + 0.40%), 2.14%, 12/16/58 144A †	24,918	24,915
Navient Student Loan Trust, Series 2019-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.33%), 2.12%, 12/27/67 144A †	344,532	344,536
	Par	Value
Navient Student Loan Trust, Series 2019-4A, Class A1
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor), 2.07%, 07/25/68 144A †	$ 562,399	$ 561,697
Navient Student Loan Trust, Series 2019-7A, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 2.17%, 01/25/68 144A †	600,000	600,320
Nissan Auto Receivables Owners Trust, Series 2019-C, Class A2B
(Floating, ICE LIBOR USD 1M + 0.24%), 1.98%, 09/15/22†	470,000	470,464
USAA Auto Owner Trust, Series 2019-1, Class A2
2.26%, 02/15/22	500,000	500,824
Verizon Owner Trust, Series 2017-3A, Class A1A
2.06%, 04/20/22 144A	471,209	471,953
Verizon Owner Trust, Series 2019-A, Class A1B
(Floating, ICE LIBOR USD 1M + 0.33%), 2.09%, 09/20/23†	605,000	605,464
Verizon Owner Trust, Series 2019-B, Class A1B
(Floating, ICE LIBOR USD 1M + 0.45%), 2.21%, 12/20/23†	525,000	526,638
Total Asset-Backed Securities (Cost $12,972,862)		12,991,383
CERTIFICATES OF DEPOSIT — 0.3%
US Bank NA
(Floating, ICE LIBOR USD 3M + 0.40%), 2.29%, 12/09/22† (Cost $1,100,000)	1,100,000	1,102,261
CORPORATE BONDS — 24.6%
AES Corporation
4.50%, 03/15/23	500,000	513,543
4.88%, 05/15/23	860,000	874,693
Allison Transmission, Inc.
5.00%, 10/01/24 144A	500,000	513,120
AMC Networks, Inc.
4.75%, 12/15/22	500,000	505,265
5.00%, 04/01/24	1,500,000	1,533,750
American Honda Finance Corporation
(Floating, ICE LIBOR USD 3M + 0.35%), 2.24%, 11/05/21†	1,379,000	1,381,525
AmeriGas Partners LP
5.63%, 05/20/24	750,000	811,868
5.50%, 05/20/25	1,250,000	1,353,112
APX Group, Inc.
7.88%, 12/01/22	1,400,000	1,415,741
8.50%, 11/01/24 144A	1,500,000	1,549,372
Aramark Services, Inc.
5.13%, 01/15/24	750,000	771,214

See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
AT&T, Inc.
(Floating, ICE LIBOR USD 3M + 0.95%), 2.95%, 07/15/21†	$1,400,000	$1,413,685
(Floating, ICE LIBOR USD 3M + 0.89%), 2.80%, 02/15/23†	40,000	40,347
Bank of America Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 2.60%, 06/25/22†	505,000	507,855
(Floating, ICE LIBOR USD 3M + 1.18%), 3.15%, 10/21/22†	170,000	172,529
(Floating, ICE LIBOR USD 3M + 1.16%), 3.13%, 01/20/23†	830,000	842,380
Berry Global, Inc.
5.50%, 05/15/22	542,000	549,449
BMW US Capital LLC
(Floating, ICE LIBOR USD 3M + 0.37%), 2.28%, 08/14/20 144A †	800,000	801,107
(Floating, ICE LIBOR USD 3M + 0.50%), 2.40%, 08/13/21 144A †	500,000	501,410
Bristol-Myers Squibb Co.
(Floating, ICE LIBOR USD 3M + 0.38%), 2.28%, 05/16/22 144A †	1,000,000	1,003,556
CalAtlantic Group, Inc.
6.63%, 05/01/20	1,250,000	1,260,938
Capital One Financial Corporation
(Floating, ICE LIBOR USD 3M + 0.95%), 2.84%, 03/09/22†	535,000	540,677
Capital One NA
(Floating, ICE LIBOR USD 3M + 1.15%), 3.09%, 01/30/23†	800,000	809,279
Caterpillar Financial Services Corporation
(Floating, ICE LIBOR USD 3M + 0.28%), 2.17%, 09/07/21†	1,250,000	1,250,617
CCO Holdings LLC
5.25%, 09/30/22	1,500,000	1,519,545
Cedar Fair LP
5.38%, 06/01/24	250,000	257,604
Central Garden & Pet Co.
6.13%, 11/15/23	300,000	310,625
Choice Hotels International, Inc.
5.75%, 07/01/22	395,000	427,464
Cigna Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 2.55%, 09/17/21†	700,000	700,043
CIT Group, Inc.
5.00%, 08/15/22	500,000	531,247
Citigroup, Inc.
(Floating, ICE LIBOR USD 3M + 0.96%), 2.90%, 04/25/22†	1,080,000	1,094,545
(Floating, ICE LIBOR USD 3M + 0.69%), 2.63%, 10/27/22†	420,000	423,438
Clear Channel Outdoor Holdings, Inc.
9.25%, 02/15/24 144A	638,000	707,915
CNH Industrial Capital LLC
4.38%, 04/05/22	1,000,000	1,046,752
Colfax Corporation
6.00%, 02/15/24 144A	500,000	532,293
	Par	Value
Credit Acceptance Corporation
5.13%, 12/31/24 144A	$ 250,000	$ 260,240
Crown Americas LLC
4.50%, 01/15/23	450,000	474,183
CVS Health Corporation
(Floating, ICE LIBOR USD 3M + 0.72%), 2.61%, 03/09/21†	1,000,000	1,006,366
Daimler Finance North America LLC
(Floating, ICE LIBOR USD 3M + 0.45%), 2.35%, 02/22/21 144A †	1,250,000	1,250,780
Dell International LLC
5.88%, 06/15/21 144A	330,000	335,570
7.13%, 06/15/24 144A	1,250,000	1,320,313
DISH DBS Corporation
5.13%, 05/01/20	2,000,000	2,014,880
Dollar Tree, Inc.
3.70%, 05/15/23	500,000	521,330
Dominion Energy Gas Holdings LLC
(Floating, ICE LIBOR USD 3M + 0.60%), 2.49%, 06/15/21†	985,000	989,115
Duke Energy Florida LLC
(Floating, ICE LIBOR USD 3M + 0.25%), 2.17%, 11/26/21†	350,000	350,325
Enterprise Products Operating LLC
5.25%, 01/31/20	1,110,000	1,112,535
ESH Hospitality, Inc. REIT
5.25%, 05/01/25 144A	350,000	362,542
Florida Power & Light Co.
(Floating, ICE LIBOR USD 3M + 0.40%), 2.31%, 05/06/22†	900,000	900,037
Ford Motor Credit Co. LLC
2.68%, 01/09/20	1,735,000	1,735,141
Fresenius US Finance II, Inc.
4.50%, 01/15/23 144A	1,000,000	1,054,232
GameStop Corporation
6.75%, 03/15/21 144A	300,000	295,500
General Electric Co.
5.50%, 01/08/20	545,000	545,199
(Floating, ICE LIBOR USD 3M + 0.80%), 2.80%, 04/15/20†	139,000	139,184
Goldman Sachs Group, Inc. (The)
(Floating, ICE LIBOR USD 3M + 0.75%), 2.66%, 02/23/23†	1,005,000	1,011,254
Group 1 Automotive, Inc.
5.00%, 06/01/22	1,000,000	1,016,243
Honeywell International, Inc.
(Floating, ICE LIBOR USD 3M + 0.37%), 2.27%, 08/08/22†	535,000	538,163
Hughes Satellite Systems Corporation
7.63%, 06/15/21	1,000,000	1,070,270
Iron Mountain, Inc. REIT
6.00%, 08/15/23	1,500,000	1,535,002
John Deere Capital Corporation
(Floating, ICE LIBOR USD 3M + 0.40%), 2.29%, 06/07/21†	355,000	356,341
(Floating, ICE LIBOR USD 3M + 0.48%), 2.37%, 09/08/22†	250,000	251,301

See Notes to Financial Statements.

	Par	Value
JPMorgan Chase & Co.
(Floating, ICE LIBOR USD 3M + 1.00%), 3.00%, 01/15/23†	$1,450,000	$1,466,197
KAR Auction Services, Inc.
5.13%, 06/01/25 144A	500,000	521,043
KGA Escrow LLC
7.50%, 08/15/23 144A	1,500,000	1,590,622
Kinder Morgan, Inc.
3.15%, 01/15/23	1,000,000	1,023,317
Lamar Media Corporation
5.00%, 05/01/23	1,000,000	1,019,990
Lennar Corporation
4.75%, 04/01/21	1,000,000	1,024,320
Level 3 Financing, Inc.
5.38%, 08/15/22	210,000	210,830
LSB Industries, Inc.
9.63%, 05/01/23 144A	750,000	772,339
Morgan Stanley
(Floating, ICE LIBOR USD 3M + 0.93%), 2.88%, 07/22/22†	1,490,000	1,504,399
MPLX LP
(Floating, ICE LIBOR USD 3M + 0.90%), 2.79%, 09/09/21†	925,000	927,926
NBCUniversal Enterprise, Inc.
(Floating, ICE LIBOR USD 3M + 0.40%), 2.31%, 04/01/21 144A †	1,275,000	1,278,494
NCR Corporation
6.38%, 12/15/23	1,100,000	1,129,794
New York Life Global Funding
(Floating, ICE LIBOR USD 3M + 0.44%), 2.44%, 07/12/22 144A †	815,000	818,452
Newmark Group, Inc.
6.13%, 11/15/23	500,000	551,742
NGPL PipeCo LLC
4.38%, 08/15/22 144A	1,029,000	1,069,455
Nielsen Co Luxembourg S.a.r.l. (The)
5.50%, 10/01/21 144A	1,755,000	1,765,530
Occidental Petroleum Corporation
(Floating, ICE LIBOR USD 3M + 1.25%), 3.15%, 08/13/21†	980,000	985,293
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/22 144A	500,000	519,885
Party City Holdings, Inc.
6.13%, 08/15/23 144A	3,000,000	2,633,745
PBF Logistics LP
6.88%, 05/15/23	250,000	258,123
Penske Automotive Group, Inc.
5.75%, 10/01/22	2,250,000	2,286,547
5.38%, 12/01/24	400,000	412,666
Prime Security Services Borrower LLC
9.25%, 05/15/23 144A	2,602,000	2,733,726
PulteGroup, Inc.
4.25%, 03/01/21	1,000,000	1,020,400
	Par	Value
Realogy Group LLC
5.25%, 12/01/21 144A	$2,675,000	$ 2,707,769
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	484,554	485,765
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	250,000	257,017
SBA Communications Corporation REIT
4.88%, 07/15/22	1,500,000	1,521,420
Starwood Property Trust, Inc. REIT
3.63%, 02/01/21	1,250,000	1,261,438
Suburban Propane Partners LP
5.50%, 06/01/24	546,000	562,375
Sunoco LP
4.88%, 01/15/23	1,000,000	1,025,435
T-Mobile USA, Inc.
6.50%, 01/15/24	2,500,000	2,578,150
Toyota Motor Credit Corporation
(Floating, ICE LIBOR USD 3M + 0.54%), 2.57%, 01/08/21†	1,350,000	1,355,819
UnitedHealth Group, Inc.
(Floating, ICE LIBOR USD 3M + 0.26%), 2.15%, 06/15/21†	1,000,000	1,001,499
Univision Communications, Inc.
6.75%, 09/15/22 144A	400,000	407,125
Verizon Communications, Inc.
(Floating, ICE LIBOR USD 3M + 1.00%), 2.89%, 03/16/22†	1,400,000	1,423,842
Wells Fargo & Co.
(Floating, ICE LIBOR USD 3M + 1.11%), 3.05%, 01/24/23†	1,400,000	1,418,866
Wolverine Escrow LLC
8.50%, 11/15/24 144A	1,000,000	1,037,085
9.00%, 11/15/26 144A	750,000	787,001
XPO Logistics, Inc.
6.75%, 08/15/24 144A	500,000	544,218
Total Corporate Bonds (Cost $94,618,392)		94,814,208
FOREIGN BONDS — 4.9%
Australia — 0.3%
National Australia Bank, Ltd.
(Floating, ICE LIBOR USD 3M + 1.00%), 3.00%, 07/12/21 144A †	1,000,000	1,012,394
Canada — 1.3%
1011778 BC ULC
4.25%, 05/15/24 144A	1,000,000	1,027,085
Bausch Health Cos., Inc.
7.00%, 03/15/24 144A	2,500,000	2,605,212
Quebecor Media, Inc.
5.75%, 01/15/23	250,000	272,084
Royal Bank of Canada
(Floating, ICE LIBOR USD 3M + 0.73%), 2.64%, 02/01/22†	1,000,000	1,010,448
		4,914,829
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
China — 0.7%
Global Aircraft Leasing Co., Ltd.
Cash coupon 6.50% or PIK 7.25%, 09/15/24 144A	$ 1,500,000	$ 1,568,925
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	1,000,000	1,068,212
		2,637,137
Ireland — 0.4%
Fly Leasing, Ltd.
6.38%, 10/15/21	1,500,000	1,530,937
Mexico — 0.1%
Mexican Bonos
7.50%, 06/03/27(M)	4,131,600	227,154
8.50%, 11/18/38(M)	2,135,500	128,872
		356,026
Netherlands — 0.3%
ABN AMRO Bank NV
(Floating, ICE LIBOR USD 3M + 0.57%), 2.49%, 08/27/21 144A †	500,000	502,157
OCI NV
5.25%, 11/01/24 144A	500,000	521,250
		1,023,407
Russia — 0.5%
Russian Federal Bond - OFZ
7.65%, 04/10/30(Q)	106,610,000	1,897,196
7.25%, 05/10/34(Q)	11,660,000	202,611
		2,099,807
United Kingdom — 1.3%
BP Capital Markets PLC
(Floating, ICE LIBOR USD 3M + 0.25%), 2.16%, 11/24/20†	905,000	906,429
Connect Finco S.a.r.l.
6.75%, 10/01/26 144A	2,000,000	2,132,500
eG Global Finance PLC
8.50%, 10/30/25 144A	1,500,000	1,595,003
GlaxoSmithKline Capital PLC
(Floating, ICE LIBOR USD 3M + 0.35%), 2.26%, 05/14/21†	580,000	581,269
		5,215,201
Total Foreign Bonds (Cost $18,350,717)		18,789,738
LOAN AGREEMENTS — 1.4%
APX Group, Inc., Initial Loan
(Floating, ICE LIBOR USD 2M+ 5.00%), 6.84%, 04/01/24†	986,420	989,192
(Floating, ICE PRIME USD 3M+ 4.00%), 8.75%, 04/01/24†	1,080	1,083
Asurion LLC Replacement B-2 Term Loan
(Floating, ICE LIBOR USD 1M+ 6.50%), 8.30%, 08/04/25†	3,000,000	3,043,875
	Par	Value
PetSmart, Inc. Amended Loan
(Floating, ICE LIBOR USD 1M+ 4.00%), 5.74%, 03/11/22†	$ 802,052	$ 795,074
Whatabrands LLC Term B Loan
(Floating, ICE LIBOR USD 1M+ 3.25%), 4.94%, 08/02/26†	498,750	502,224
Total Loan Agreements (Cost $5,261,024)		5,331,448
MORTGAGE-BACKED SECURITIES — 2.3%
DBUBS, Series 2011-LC1A, Class A3
5.00%, 11/10/46 144A	279,542	283,733
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.26%, 09/15/43† IO	588,242	90,470
Federal Home Loan Mortgage Corporation REMIC, Series 4286
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.26%, 12/15/43† IO	349,323	48,870
Federal Home Loan Mortgage Corporation REMIC, Series 4320
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 4.36%, 07/15/39† IO	1,686,827	283,063
Federal Home Loan Mortgage Corporation REMIC, Series 4468
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 4.36%, 05/15/45† IO	585,842	102,905
Federal Home Loan Mortgage Corporation REMIC, Series 4583
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.26%, 05/15/46† IO	1,444,135	263,071
Federal Home Loan Mortgage Corporation REMIC, Series 4792
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 4.46%, 05/15/48† IO	1,671,183	219,606
Federal Home Loan Mortgage Corporation REMIC, Series 4936
4.26%, 12/25/49† IO	1,548,458	293,720
Federal National Mortgage Association REMIC, Series 2012-115
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 4.31%, 10/25/42† IO	654,039	113,338
Federal National Mortgage Association REMIC, Series 2015-34
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 4.31%, 06/25/45† IO	895,156	170,780

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2016-69
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 4.31%, 10/25/46† IO	$ 760,283	$119,434
Federal National Mortgage Association REMIC, Series 2018-38
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 4.41%, 06/25/48† IO	824,027	124,530
Federal National Mortgage Association REMIC, Series 2018-8
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 4.36%, 02/25/48† IO	713,456	106,759
Federal National Mortgage Association STRIP, Series 405
(Floating, 5.05% - ICE LIBOR USD 1M, 5.05% Cap), 3.26%, 10/25/40† IO	630,634	88,161
Government National Mortgage Association, Series 2010-101
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.24%, 08/20/40† IO	294,619	53,026
Government National Mortgage Association, Series 2010-85
(Floating, 5.94% - ICE LIBOR USD 1M, 5.94% Cap), 4.18%, 07/20/40† IO	243,112	45,533
Government National Mortgage Association, Series 2015-110
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 3.94%, 08/20/45† IO	334,373	50,589
(Floating, 5.71% - ICE LIBOR USD 1M, 5.71% Cap), 3.95%, 08/20/45† IO	2,407,782	369,720
Government National Mortgage Association, Series 2015-57
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 3.84%, 04/20/45† IO	1,455,464	207,038
Government National Mortgage Association, Series 2016-109
4.00%, 10/20/45 IO	286,150	37,211
Government National Mortgage Association, Series 2018-72
4.00%, 04/20/46 IO	1,260,234	196,324
Government National Mortgage Association, Series 2019-110
4.34%, 09/20/49† IO	1,657,780	243,940
Government National Mortgage Association, Series 2019-128
4.00%, 10/20/49 IO	1,292,915	211,580
Government National Mortgage Association, Series 2019-129
3.50%, 10/20/49 IO	1,093,663	195,062
	Par	Value
Government National Mortgage Association, Series 2019-98
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 4.29%, 08/20/49† IO	$1,287,567	$ 209,598
UBS Commercial Mortgage Trust, Series 2012-C1, Class AAB
3.00%, 05/10/45	720,492	724,752
Uniform Mortgage Backed Securities
3.00%, 01/01/50 TBA	4,000,000	4,057,187
Total Mortgage-Backed Securities (Cost $8,583,715)		8,910,000

	Number of Contracts	Notional Amount
PURCHASED OPTION — 0.0%
Call Option — 0.0%
Walgreens Boots Alliance, Inc., Strike Price $65.00, Expires 04/17/20 (CITI) (Premiums paid $16,185)	75	$442,200	8,100

	Par
U.S. TREASURY OBLIGATIONS — 19.0%
U.S. Treasury Bills
2.29%, 04/23/20Ω	$15,408,000	15,334,766
1.82%, 07/16/20Ω	15,374,000	15,245,830
1.58%, 10/08/20Ω	15,377,000	15,196,704
1.46%, 12/03/20Ω	10,718,000	10,570,082
		56,347,382
U.S. Treasury Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.00%), 1.53%, 01/31/20†	2,500,000	2,499,940
2.00%, 11/30/20	14,434,000	14,482,208
		16,982,148
Total U.S. Treasury Obligations (Cost $73,258,473)		73,329,530

	Shares
COMMON STOCKS — 12.7%
Communication Services — 1.8%
AT&T, Inc.	23,090	902,357
Discovery, Inc. Class A‡ *	24,098	788,969
NII Holdings, Inc.*	76,167	165,282
T-Mobile US, Inc.*	8,027	629,477
ViacomCBS, Inc. Class B	6,058	254,254
Zayo Group Holdings, Inc.*	118,293	4,098,853
		6,839,192
Consumer Discretionary — 1.4%
Best Buy Co., Inc.	1,576	138,373
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Capri Holdings, Ltd.*	17,781	$ 678,345
Hilton Grand Vacations, Inc.*	8,749	300,878
Lennar Corporation Class A	4,660	259,981
NIKE, Inc. Class B‡	11,126	1,127,175
O’Reilly Automotive, Inc.*	1,413	619,261
Tiffany & Co.	10,353	1,383,679
Wyndham Hotels & Resorts, Inc.	11,849	744,236
		5,251,928
Consumer Staples — 0.3%
Procter & Gamble Co. (The)	10,659	1,331,309
Energy — 1.1%
EOG Resources, Inc.	3,245	271,801
Marathon Petroleum Corporation‡	10,929	658,472
Occidental Petroleum Corporation	14,130	582,297
Tallgrass Energy LP Class A	105,329	2,329,878
Valero Energy Corporation	3,864	361,864
		4,204,312
Financials — 1.3%
Alberton Acquisition Corporation*	33,070	342,274
Boxwood Merger Corporation Class A*	42,034	424,543
Citigroup, Inc.‡‡	18,947	1,513,676
Fellazo, Inc.*	16,530	164,639
GS Acquisition Holdings Corporation Class A*	15,977	176,226
Legacy Acquisition Corporation Class A*	47,513	487,958
Mosaic Acquisition Corporation Class A*	22,828	234,786
Pure Acquisition Corporation*	35,349	366,923
TD Ameritrade Holding Corporation	29,284	1,455,415
Truist Financial Corporation	1	46
		5,166,486
Health Care — 1.7%
Achillion Pharmaceuticals, Inc.*	11,702	70,563
Audentes Therapeutics, Inc.*	12,058	721,551
Bristol-Myers Squibb Co.‡‡	12,410	796,598
Diplomat Pharmacy, Inc.*	15,607	62,428
Elanco Animal Health, Inc.*	26,915	792,647
Envista Holdings Corporation‡ *	33,628	996,747
Hologic, Inc.*	4,154	216,880
Johnson & Johnson‡‡	7,713	1,125,095
Medicines Co. (The)*	19,915	1,691,580
		6,474,089
Industrials — 1.0%
Aircastle, Ltd.	27,208	870,928
Boeing Co. (The)	1,540	501,671
Continental Building Products, Inc.*	7,855	286,158
FedEx Corporation	2,020	305,444
Jacobs Engineering Group, Inc.	9,377	842,336
L3Harris Technologies, Inc.	3,574	707,187
WESCO International, Inc.*	3,718	220,812
		3,734,536
Information Technology — 3.0%
Apple, Inc.	2,698	792,268
	Shares	Value
Cypress Semiconductor Corporation	100,433	$ 2,343,102
Fitbit, Inc. Class A*	99,840	655,949
HP, Inc.	64,316	1,321,694
Instructure, Inc.*	4,973	239,748
LiveRamp Holdings, Inc.*	5,767	277,220
Mastercard, Inc. Class A	807	240,962
Microsoft Corporation‡‡	8,177	1,289,513
NortonLifeLock, Inc.	14,135	360,725
PayPal Holdings, Inc.‡ *	13,218	1,429,791
QUALCOMM, Inc.‡‡ ‡	28,089	2,478,292
		11,429,264
Materials — 0.8%
Allegheny Technologies, Inc.*	7,681	158,689
Berry Global Group, Inc.*	8,801	417,960
Crown Holdings, Inc.*	4,217	305,901
Freeport-McMoRan, Inc.	32,671	428,644
Huntsman Corporation	56,874	1,374,076
Westrock Co.	14,111	605,503
		3,290,773
Real Estate — 0.2%
Equinix, Inc. REIT	458	267,335
Weyerhaeuser Co. REIT	21,259	642,022
		909,357
Utilities — 0.1%
El Paso Electric Co.	8,051	546,582
Total Common Stocks (Cost $47,326,728)		49,177,828
FOREIGN COMMON STOCKS — 1.4%
Canada — 0.1%
Canfor Corporation*	7,499	70,107
Continental Gold, Inc.*	94,121	387,777
		457,884
Germany — 0.2%
Siemens AG	4,632	607,899
Netherlands — 1.1%
Fiat Chrysler Automobiles NV	21,982	322,915
Mylan NV*	22,169	445,597
NXP Semiconductor NV‡‡	7,136	908,127
QIAGEN NV*	8,852	299,198
Wright Medical Group NV*	77,485	2,361,743
		4,337,580
Total Foreign Common Stocks (Cost $5,203,631)		5,403,363
RIGHTS — 0.0%
Alder Biopharmaceuticals, Inc.††† *	3,505	7,010
Bristol-Myers Squibb Co.‡‡ *	52,140	156,941
Total Rights (Cost $127,993)		163,951
MUTUAL FUNDS — 0.8%
Altaba, Inc.Ψ ††† *	67,544	1,325,889
SPDR S&P Regional Banking ETF	27,338	1,592,438
Total Mutual Funds (Cost $2,868,148)		2,918,327

See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 27.7%
GuideStone Money Market Fund, 1.53% (Institutional Class)Ø ∞	48,154,387	$ 48,154,387
Northern Institutional U.S. Government Portfolio (Shares), 1.48%Ø	58,823,299	58,823,299
Total Money Market Funds (Cost $106,977,686)		106,977,686
TOTAL INVESTMENTS —98.5% (Cost $376,665,554)		379,917,823
COMMON STOCKS SOLD SHORT — (4.1)%
Communication Services — (0.4)%
Comcast Corporation Class A	(11,961)	(537,886)
Facebook, Inc. Class A *	(3,442)	(706,470)
Roku, Inc. *	(1,984)	(265,658)
		(1,510,014)
Consumer Discretionary — (0.4)%
Lear Corporation	(2,572)	(352,878)
Marriott International, Inc. Class A	(3,060)	(463,376)
Starbucks Corporation	(7,217)	(634,519)
		(1,450,773)
Consumer Staples — (0.2)%
Clorox Co. (The)	(1,714)	(263,167)
Coca-Cola Co. (The)	(5,671)	(313,890)
		(577,057)
Financials — (0.4)%
Charles Schwab Corporation (The)	(31,410)	(1,493,860)
Health Care — (0.5)%
CVS Health Corporation	(11,168)	(829,671)
Danaher Corporation	(4,238)	(650,448)
Humana, Inc. ‡‡	(699)	(256,197)
Thermo Fisher Scientific, Inc.	(1,148)	(372,951)
		(2,109,267)
Industrials — (0.4)%
Deere & Co.	(1,800)	(311,868)
General Electric Co.	(32,564)	(363,414)
IDEX Corporation	(1,314)	(226,008)
Illinois ToolWorks, Inc.	(2,957)	(531,166)
United Parcel Service, Inc. Class B	(2,188)	(256,127)
		(1,688,583)
Information Technology — (1.1)%
Applied Materials, Inc.	(8,558)	(522,380)
Fiserv, Inc. *	(7,501)	(867,341)
Intel Corporation	(21,515)	(1,287,673)
Oracle Corporation	(9,770)	(517,615)
Square, Inc. Class A *	(4,126)	(258,122)
Texas Instruments, Inc.	(5,761)	(739,079)
		(4,192,210)
Materials — (0.3)%
Dow, Inc.	(13,713)	(750,513)
International Paper Co.	(6,699)	(308,489)
		(1,059,002)
	Shares	Value
Real Estate — (0.4)%
American Tower Corporation REIT	(5,177)	$ (1,189,778)
Kimco Realty Corporation REIT	(17,276)	(357,786)
		(1,547,564)
Total Common Stocks Sold Short (Proceeds $(15,360,357))		(15,628,330)
FOREIGN COMMON STOCKS SOLD SHORT — (0.2)%
China — (0.1)%
Alibaba Group Holding, Ltd. ADR *	(1,678)	(355,904)
Ireland — (0.1)%
Johnson Controls International PLC	(7,271)	(296,002)
Taiwan — (0.0)%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	(4,203)	(244,194)
Total Foreign Common Stocks Sold Short (Proceeds $(891,884))		(896,100)
MUTUAL FUNDS SOLD SHORT — (3.0)%
Consumer Staples Select SPDR Fund	(23,007)	(1,448,981)
Energy Select Sector SPDR Fund	(6,058)	(363,722)
Health Care Select Sector SPDR Fund	(8,840)	(900,442)
Industrial Select Sector SPDR Fund	(22,948)	(1,869,574)
iShares Expanded Tech-Software Sector ETF	(3,192)	(743,864)
iShares Russell 2000 ETF	(1,635)	(270,870)
iShares U.S. Real Estate ETF	(8,164)	(759,905)
SPDR S&P500 ETF Trust	(15,757)	(5,071,548)
Total Mutual Funds Sold Short (Proceeds $(11,218,405))		(11,428,906)
TOTAL SECURITIES SOLD SHORT —(7.3)% (Cost $(27,470,646))		(27,953,336)

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.0)%
QUALCOMM, Inc., Strike Price $90.00, Expires 01/17/20 (CITI)	(273)	$(2,408,679)	(32,214)
Discovery, Inc., Strike Price $32.50, Expires 01/17/20 (CITI)	(241)	(789,034)	(20,967)
Envista Holdings Corporation, Strike Price $29.00, Expires 01/17/20 (CITI)	(98)	(290,472)	(11,515)
Marathon Petroleum Corporation, Strike Price $62.50, Expires 01/17/20 (CITI)	(52)	(313,300)	(3,900)
NIKE, Inc., Strike Price $100.00, Expires 01/17/20 (CITI)	(111)	(1,124,541)	(25,919)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Paypal Holdings, Inc., Strike Price $105.00, Expires 01/17/20 (CITI)	(83)	$ (897,811)	$ (34,445)
Walgreens Boots Alliance, Inc., Strike Price $75.00, Expires 04/17/20 (CITI)	(75)	(442,200)	(450)
			(129,410)
Put Options — (0.1)%
S&P 500®, Strike Price $3,015.00, Expires 01/08/20 (MSCS)	(21)	(6,784,638)	(2,562)
S&P 500®, Strike Price $3,080.00, Expires 01/10/20 (MSCS)	(20)	(6,461,560)	(5,950)
S&P 500®, Strike Price $3,095.00, Expires 01/29/20 (MSCS)	(19)	(6,138,482)	(23,465)
S&P 500®, Strike Price $3,105.00, Expires 01/15/20 (MSCS)	(16)	(5,169,248)	(9,280)
S&P 500®, Strike Price $3,110.00, Expires 01/13/20 (MSCS)	(19)	(6,138,482)	(8,740)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $3,110.00, Expires 01/27/20 (MSCS)	(21)	$(6,784,638)	$ (25,305)
S&P 500®, Strike Price $3,125.00, Expires 01/22/20 (MSCS)	(19)	(6,138,482)	(20,615)
S&P 500®, Strike Price $3,130.00, Expires 01/21/20 (MSCS)	(18)	(5,815,404)	(18,630)
S&P 500®, Strike Price $3,135.00, Expires 01/17/20 (MSCS)	(17)	(5,492,326)	(16,235)
S&P 500®, Strike Price $3,135.00, Expires 01/24/20 (MSCS)	(19)	(6,138,482)	(25,935)
			(156,717)
Total Written Options (Premiums received $ (423,569))			(286,127)
Other Assets in Excess of Liabilities — 8.9%			34,414,288
NET ASSETS — 100.0%			$386,092,648

Futures Contracts outstanding at December 31, 2019:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	03/2020	(1)	$ (149,893)	$ 382
10-Year Japanese Treasury Bond	03/2020	3	4,201,739	(1,233)
10-Year Commonwealth Treasury Bond	03/2020	1	100,321	(606)
3-Year Australian Bond	03/2020	1	80,711	(113)
10-Year U.S. Treasury Note	03/2020	164	21,061,188	(100,791)
U.S. Treasury Long Bond	03/2020	6	935,438	(15,414)
Ultra 10-Year U.S. Treasury Note	03/2020	(61)	(8,582,891)	127,270
Ultra Long U.S. Treasury Bond	03/2020	45	8,174,531	(241,488)
2-Year U.S. Treasury Note	03/2020	(208)	(44,824,000)	27,334
5-Year U.S. Treasury Note	03/2020	8	948,875	2,628
Total Futures Contracts outstanding at December 31, 2019			$(18,053,981)	$(202,031)
Forward Foreign Currency Contracts outstanding at December 31, 2019:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/22/20	Swedish Kronor	365,733,259	U.S. Dollars	37,297,539	SS	$ 1,793,117
01/22/20	New Zealand Dollars	40,460,047	U.S. Dollars	25,642,708	GSC	1,604,194
01/22/20	British Pounds	16,018,571	U.S. Dollars	19,654,450	JPM	1,577,612

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/22/20	Australian Dollars	52,088,947	U.S. Dollars	35,249,514	GSC	$ 1,324,913
01/22/20	New Zealand Dollars	27,319,443	U.S. Dollars	17,306,903	CITI	1,090,757
01/22/20	Norwegian Kroner	220,968,580	U.S. Dollars	24,200,170	GSC	971,728
01/22/20	British Pounds	6,699,645	U.S. Dollars	8,209,417	RBC	670,731
01/22/20	Norwegian Kroner	141,030,073	U.S. Dollars	15,448,609	CITI	617,000
01/22/20	Swedish Kronor	100,239,643	U.S. Dollars	10,198,588	RBC	515,323
01/22/20	Canadian Dollars	29,669,394	U.S. Dollars	22,342,649	GSC	508,156
01/22/20	Euro	29,291,208	U.S. Dollars	32,420,505	JPM	481,842
01/22/20	British Pounds	5,411,393	U.S. Dollars	6,713,042	SS	459,573
01/22/20	Canadian Dollars	24,126,242	U.S. Dollars	18,199,654	CITI	381,921
01/22/20	Norwegian Kroner	71,431,464	U.S. Dollars	7,823,123	RBC	314,077
01/22/20	Swedish Kronor	67,785,753	U.S. Dollars	6,933,977	SC	311,165
01/22/20	Australian Dollars	17,828,291	U.S. Dollars	12,238,082	CITI	280,112
01/22/20	Swiss Francs	12,300,093	U.S. Dollars	12,503,013	CITI	226,781
01/22/20	South African Rand	43,207,022	U.S. Dollars	2,861,863	GSC	213,742
01/22/20	U.S. Dollars	9,796,183	Japanese Yen	1,040,188,090	RBC	210,954
03/18/20	Norwegian Kroner	43,369,076	U.S. Dollars	4,742,402	MSCS	198,654
01/22/20	Brazilian Reals	30,293,297	U.S. Dollars	7,349,203	GSC	176,584
01/22/20	Mexican Pesos	75,694,576	U.S. Dollars	3,821,878	SS	167,629
01/22/20	Euro	9,404,476	U.S. Dollars	10,405,549	SC	158,350
01/27/20	Russian Rubles	241,116,315	U.S. Dollars	3,761,886	MSCS	109,537
01/22/20	U.S. Dollars	4,964,800	Japanese Yen	526,901,776	JPM	109,452
01/22/20	South African Rand	16,957,298	U.S. Dollars	1,098,769	CITI	108,302
01/03/20	Brazilian Reals	8,427,724	U.S. Dollars	2,017,523	MSCS	77,336
03/18/20	Mexican Pesos	60,251,852	U.S. Dollars	3,073,782	MSCS	76,001
01/22/20	Mexican Pesos	65,642,807	U.S. Dollars	3,383,987	GSC	75,738
03/05/20	Egyptian Pounds	7,312,805	U.S. Dollars	379,000	MSCS	71,747
01/22/20	New Zealand Dollars	1,853,058	U.S. Dollars	1,176,241	SC	71,659
01/22/20	British Pounds	1,589,776	U.S. Dollars	2,036,864	GSC	70,329
03/18/20	Norwegian Kroner	24,758,317	Euro	2,440,105	MSCS	70,175
01/22/20	South Korean Won	2,698,242,451	U.S. Dollars	2,265,907	CITI	69,527
01/22/20	Polish Zloty	6,573,235	U.S. Dollars	1,668,630	CITI	64,084
01/22/20	Swedish Kronor	20,985,988	U.S. Dollars	2,180,260	GSC	62,784
01/22/20	Euro	6,439,706	U.S. Dollars	7,171,017	CITI	62,603
03/18/20	Polish Zloty	12,782,613	U.S. Dollars	3,312,076	MSCS	57,830
01/22/20	Czech Republic Koruna	40,386,343	U.S. Dollars	1,724,144	SS	57,338
01/22/20	Hungarian Forint	683,679,523	U.S. Dollars	2,266,228	GSC	53,468
02/25/20	South Korean Won	2,320,746,455	U.S. Dollars	1,962,017	MSCS	47,895
03/18/20	Czech Republic Koruna	78,646,124	U.S. Dollars	3,427,504	MSCS	42,336
01/22/20	U.S. Dollars	3,089,761	Japanese Yen	330,935,771	SS	40,221
01/22/20	Czech Republic Koruna	27,372,394	U.S. Dollars	1,167,266	CITI	40,157
01/22/20	Euro	6,308,821	U.S. Dollars	7,046,554	SS	40,044
02/20/20	Euro	2,159,400	U.S. Dollars	2,391,235	MSCS	38,712
01/22/20	Swedish Kronor	17,466,842	U.S. Dollars	1,829,813	CITI	37,095
01/22/20	U.S. Dollars	1,681,123	Turkish Lira	9,870,378	RBC	31,633
03/18/20	Euro	2,821,683	U.S. Dollars	3,155,121	MSCS	25,552
01/22/20	U.S. Dollars	4,707,391	Japanese Yen	508,097,026	CITI	25,327
01/22/20	Swiss Francs	1,248,462	U.S. Dollars	1,267,940	SS	24,137
03/18/20	Canadian Dollars	2,739,055	U.S. Dollars	2,085,831	MSCS	24,065
01/22/20	Euro	1,529,971	U.S. Dollars	1,698,109	GSC	20,483
03/18/20	New Zealand Dollars	1,651,259	U.S. Dollars	1,092,465	MSCS	20,426
02/03/20	Indian Rupees	175,647,549	U.S. Dollars	2,437,893	MSCS	20,335
03/18/20	Australian Dollars	1,709,516	U.S. Dollars	1,181,972	MSCS	20,014
02/14/20	Swedish Kronor	12,550,416	U.S. Dollars	1,323,012	MSCS	19,878
03/18/20	Hungarian Forint	498,526,426	U.S. Dollars	1,677,693	MSCS	18,520
03/18/20	Chinese Offshore Yuan	17,697,286	U.S. Dollars	2,520,661	MSCS	17,047
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/12/20	British Pounds	521,507	U.S. Dollars	675,725	MSCS	$ 15,910
01/22/20	Australian Dollars	889,242	U.S. Dollars	611,307	RBC	13,078
02/04/20	Colombian Pesos	2,381,972,959	U.S. Dollars	710,794	MSCS	12,861
01/22/20	Canadian Dollars	677,210	U.S. Dollars	509,238	SC	12,336
01/29/20	New Zealand Dollars	306,327	U.S. Dollars	194,336	MSCS	11,975
02/04/20	Brazilian Reals	4,157,317	U.S. Dollars	1,022,163	MSCS	10,166
03/18/20	Singapore Dollars	1,640,890	U.S. Dollars	1,211,322	MSCS	9,660
01/29/20	South African Rand	2,257,049	U.S. Dollars	150,861	MSCS	9,648
03/18/20	U.S. Dollars	678,825	Turkish Lira	4,068,704	MSCS	8,233
01/22/20	Japanese Yen	135,933,280	U.S. Dollars	1,244,514	CITI	8,098
03/18/20	Swiss Francs	1,035,067	Euro	947,158	MSCS	7,826
03/18/20	Swiss Francs	394,799	U.S. Dollars	404,051	MSCS	6,164
01/22/20	Czech Republic Koruna	25,939,491	U.S. Dollars	1,139,096	GSC	5,121
01/16/20	Polish Zloty	1,409,464	U.S. Dollars	366,426	MSCS	5,103
03/18/20	Israeli Shekels	1,843,385	U.S. Dollars	531,021	MSCS	5,068
02/06/20	Swiss Francs	232,010	U.S. Dollars	235,473	MSCS	4,896
01/29/20	Australian Dollars	328,095	U.S. Dollars	225,788	MSCS	4,627
01/13/20	Czech Republic Koruna	8,339,741	U.S. Dollars	363,349	MSCS	4,525
02/14/20	Norwegian Kroner	1,254,507	U.S. Dollars	138,466	MSCS	4,453
01/21/20	U.S. Dollars	1,872,545	Indian Rupees	133,434,435	MSCS	4,001
01/22/20	Japanese Yen	319,219,823	U.S. Dollars	2,937,670	SS	3,909
01/22/20	Turkish Lira	3,231,531	U.S. Dollars	536,220	SS	3,818
03/18/20	South African Rand	4,361,306	U.S. Dollars	304,397	MSCS	3,792
01/22/20	South Korean Won	1,370,634,721	U.S. Dollars	1,183,009	GSC	3,328
03/18/20	Swedish Kronor	1,916,073	U.S. Dollars	202,063	MSCS	3,280
01/22/20	U.S. Dollars	2,309,384	South Korean Won	2,664,523,220	GSC	3,135
01/22/20	Turkish Lira	3,309,827	U.S. Dollars	550,171	GSC	2,952
01/21/20	Indian Rupees	40,559,611	U.S. Dollars	565,417	MSCS	2,559
01/22/20	U.S. Dollars	57,279	Chilean Pesos	41,320,643	GSC	2,312
03/18/20	Swiss Francs	761,866	British Pounds	594,670	MSCS	2,217
01/22/20	U.S. Dollars	1,044,357	Japanese Yen	113,103,502	GSC	2,119
03/18/20	Canadian Dollars	766,425	Euro	522,015	MSCS	1,950
01/21/20	U.S. Dollars	532,583	Chilean Pesos	398,944,167	MSCS	1,887
03/18/20	Swiss Francs	185,925	Japanese Yen	20,743,100	MSCS	1,424
03/18/20	New Zealand Dollars	308,127	Canadian Dollars	267,833	MSCS	1,354
03/18/20	Japanese Yen	21,959,234	U.S. Dollars	201,877	MSCS	1,127
01/21/20	Indonesian Rupiahs	1,337,887,381	U.S. Dollars	95,427	MSCS	1,011
03/18/20	Euro	180,109	Hungarian Forint	59,415,391	MSCS	865
01/29/20	Singapore Dollars	103,302	U.S. Dollars	76,044	MSCS	781
03/18/20	Hungarian Forint	92,090,471	Euro	277,316	MSCS	735
03/18/20	U.S. Dollars	189,917	Mexican Pesos	3,619,485	MSCS	701
03/18/20	British Pounds	152,044	U.S. Dollars	201,178	MSCS	654
02/04/20	U.S. Dollars	188,586	Colombian Pesos	618,898,369	MSCS	561
03/18/20	Canadian Dollars	249,012	Swiss Francs	184,393	MSCS	220
03/18/20	Australian Dollars	274,535	Euro	171,072	MSCS	192
01/13/20	U.S. Dollars	184,060	Hungarian Forint	54,216,000	MSCS	191
02/04/20	U.S. Dollars	89,679	Brazilian Reals	360,600	MSCS	136
02/05/20	Japanese Yen	11,440,110	U.S. Dollars	105,384	MSCS	119
03/18/20	Euro	72,258	Canadian Dollars	105,666	MSCS	57
02/25/20	U.S. Dollars	122,495	South Korean Won	141,396,013	MSCS	37
Subtotal Appreciation						$ 16,287,874
03/18/20	U.S. Dollars	190,036	Turkish Lira	1,153,936	MSCS	$ (152)
01/13/20	Hungarian Forint	56,351,309	U.S. Dollars	191,310	MSCS	(199)
03/18/20	Chinese Offshore Yuan	2,802,634	U.S. Dollars	402,146	MSCS	(262)
01/29/20	U.S. Dollars	69,037	Hong Kong Dollars	540,474	MSCS	(300)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/05/20	U.S. Dollars	153,803	Japanese Yen	16,710,338	MSCS	$ (302)
01/22/20	Euro	1,137,408	U.S. Dollars	1,277,958	CITI	(325)
03/18/20	Australian Dollars	272,032	Canadian Dollars	249,070	MSCS	(590)
03/18/20	Hungarian Forint	120,364,654	Euro	363,942	MSCS	(710)
01/22/20	New Zealand Dollars	653,815	U.S. Dollars	441,090	CITI	(793)
01/21/20	U.S. Dollars	201,049	Indian Rupees	14,427,451	MSCS	(986)
01/29/20	U.S. Dollars	67,442	Australian Dollars	98,000	MSCS	(1,382)
01/22/20	Turkish Lira	3,329,840	U.S. Dollars	557,884	RBC	(1,417)
03/18/20	Euro	726,190	Polish Zloty	3,111,497	MSCS	(1,710)
01/13/20	U.S. Dollars	80,555	Israeli Shekels	284,000	MSCS	(1,740)
03/18/20	Australian Dollars	607,576	Norwegian Kroner	3,766,588	MSCS	(1,934)
01/21/20	Indian Rupees	27,858,433	U.S. Dollars	392,106	MSCS	(1,992)
03/18/20	U.S. Dollars	201,988	Hungarian Forint	59,994,992	MSCS	(2,143)
01/22/20	Chilean Pesos	41,327,274	U.S. Dollars	57,377	CITI	(2,401)
02/14/20	U.S. Dollars	55,479	Norwegian Kroner	509,143	MSCS	(2,525)
03/18/20	Euro	512,106	British Pounds	436,872	MSCS	(2,669)
03/18/20	Japanese Yen	21,905,660	Euro	182,042	MSCS	(2,694)
03/18/20	Canadian Dollars	266,096	Norwegian Kroner	1,823,207	MSCS	(2,745)
01/21/20	U.S. Dollars	202,121	Chilean Pesos	154,158,243	MSCS	(2,948)
03/18/20	Euro	1,000,408	Czech Republic Koruna	25,635,478	MSCS	(3,342)
03/18/20	Japanese Yen	194,703,218	U.S. Dollars	1,803,321	MSCS	(3,372)
03/18/20	Japanese Yen	21,970,063	Australian Dollars	293,946	MSCS	(3,574)
03/18/20	Swedish Kronor	8,982,109	Euro	857,381	MSCS	(3,861)
02/06/20	Turkish Lira	883,326	U.S. Dollars	151,019	MSCS	(3,956)
03/18/20	U.S. Dollars	311,599	Thai Baht	9,437,100	MSCS	(4,041)
01/13/20	U.S. Dollars	307,731	Czech Republic Koruna	7,072,950	MSCS	(4,264)
03/18/20	British Pounds	154,085	Canadian Dollars	271,212	MSCS	(4,374)
02/06/20	U.S. Dollars	216,180	Swiss Francs	213,000	MSCS	(4,495)
01/29/20	U.S. Dollars	70,775	South African Rand	1,058,865	MSCS	(4,526)
03/18/20	British Pounds	305,432	Euro	363,934	MSCS	(4,786)
01/16/20	U.S. Dollars	369,664	Polish Zloty	1,421,355	MSCS	(4,999)
01/22/20	Japanese Yen	111,937,221	U.S. Dollars	1,037,404	RBC	(5,914)
01/30/20	U.S. Dollars	396,566	Canadian Dollars	522,813	MSCS	(6,112)
01/29/20	U.S. Dollars	101,611	New Zealand Dollars	160,167	MSCS	(6,262)
03/18/20	British Pounds	153,049	Swiss Francs	201,689	MSCS	(6,399)
03/18/20	British Pounds	309,729	U.S. Dollars	418,699	MSCS	(7,547)
02/04/20	U.S. Dollars	923,516	Brazilian Reals	3,751,368	MSCS	(8,009)
01/22/20	U.S. Dollars	480,302	Canadian Dollars	636,213	SC	(9,697)
01/22/20	U.S. Dollars	621,871	Swedish Kronor	5,913,681	SC	(10,201)
02/25/20	U.S. Dollars	1,185,853	South Korean Won	1,381,486,052	MSCS	(10,600)
03/18/20	U.S. Dollars	1,928,957	Euro	1,721,811	MSCS	(11,912)
02/14/20	U.S. Dollars	339,959	Mexican Pesos	6,726,746	MSCS	(13,387)
03/18/20	Swedish Kronor	3,792,165	Norwegian Kroner	3,686,025	MSCS	(13,548)
03/18/20	U.S. Dollars	1,125,003	British Pounds	858,061	MSCS	(14,037)
01/22/20	U.S. Dollars	574,745	Hungarian Forint	173,640,910	SS	(14,411)
01/22/20	U.S. Dollars	1,141,718	Czech Republic Koruna	26,220,703	SS	(14,903)
02/12/20	U.S. Dollars	654,881	British Pounds	506,301	MSCS	(16,586)
03/18/20	U.S. Dollars	1,155,618	Mexican Pesos	22,423,013	MSCS	(16,588)
03/18/20	U.S. Dollars	3,679,032	Israeli Shekels	12,708,825	MSCS	(16,923)
01/22/20	U.S. Dollars	572,745	South Korean Won	682,482,511	SS	(17,971)
01/22/20	U.S. Dollars	499,977	Mexican Pesos	9,852,541	SC	(19,305)
03/18/20	Euro	717,039	Norwegian Kroner	7,283,210	MSCS	(21,513)
01/22/20	U.S. Dollars	1,481,485	Canadian Dollars	1,951,685	CITI	(21,666)
02/14/20	U.S. Dollars	1,344,867	Swedish Kronor	12,771,935	MSCS	(21,725)
03/18/20	U.S. Dollars	1,268,406	Singapore Dollars	1,734,570	MSCS	(22,284)
01/22/20	U.S. Dollars	2,337,743	Canadian Dollars	3,067,446	GSC	(24,745)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/24/20	U.S. Dollars	1,905,263	Taiwan Dollars	57,512,253	MSCS	$ (25,626)
01/22/20	U.S. Dollars	1,043,315	Mexican Pesos	20,306,049	RBC	(26,921)
01/22/20	U.S. Dollars	1,803,476	Czech Republic Koruna	41,538,136	GSC	(28,812)
03/18/20	U.S. Dollars	767,027	South African Rand	11,330,832	MSCS	(33,661)
01/22/20	U.S. Dollars	2,184,527	Euro	1,974,908	RBC	(33,856)
02/20/20	U.S. Dollars	2,192,166	Euro	1,979,631	MSCS	(35,489)
01/22/20	U.S. Dollars	740,656	New Zealand Dollars	1,154,119	GSC	(36,559)
03/18/20	U.S. Dollars	3,011,226	Chinese Offshore Yuan	21,262,559	MSCS	(37,725)
01/22/20	U.S. Dollars	1,731,287	Brazilian Reals	7,130,347	GSC	(40,111)
01/22/20	U.S. Dollars	2,582,898	Canadian Dollars	3,407,273	RBC	(41,319)
01/22/20	U.S. Dollars	1,684,463	Hungarian Forint	510,055,302	CITI	(46,133)
03/18/20	Turkish Lira	12,027,943	U.S. Dollars	2,032,777	MSCS	(50,371)
01/22/20	U.S. Dollars	545,357	South African Rand	8,384,475	SS	(51,475)
01/22/20	U.S. Dollars	1,741,295	South Korean Won	2,072,967,745	GSC	(52,939)
03/18/20	U.S. Dollars	3,514,076	Swedish Kronor	33,289,490	MSCS	(53,517)
01/03/20	U.S. Dollars	2,040,879	Brazilian Reals	8,427,724	MSCS	(53,982)
01/22/20	U.S. Dollars	1,114,512	Swedish Kronor	10,954,941	JPM	(56,384)
03/05/20	U.S. Dollars	393,479	Egyptian Pounds	7,312,805	MSCS	(57,269)
01/22/20	Japanese Yen	550,851,094	U.S. Dollars	5,134,361	SS	(58,323)
01/22/20	U.S. Dollars	3,097,286	Swiss Francs	3,051,876	SC	(61,206)
02/04/20	U.S. Dollars	1,145,583	Colombian Pesos	3,974,917,074	MSCS	(62,016)
01/22/20	U.S. Dollars	1,826,224	Mexican Pesos	35,873,659	GSC	(64,508)
01/22/20	U.S. Dollars	1,668,029	Polish Zloty	6,572,869	GSC	(64,588)
01/22/20	U.S. Dollars	3,912,866	Swiss Francs	3,846,969	RBC	(68,497)
03/18/20	U.S. Dollars	2,983,628	Australian Dollars	4,341,505	MSCS	(68,944)
01/22/20	Japanese Yen	597,299,102	U.S. Dollars	5,574,351	GSC	(70,300)
01/22/20	U.S. Dollars	2,688,616	Norwegian Kroner	24,257,392	GSC	(74,694)
01/22/20	U.S. Dollars	4,428,092	Swiss Francs	4,354,462	JPM	(78,492)
01/22/20	U.S. Dollars	2,453,181	Norwegian Kroner	22,249,279	CITI	(81,372)
01/27/20	U.S. Dollars	2,967,743	Russian Rubles	190,293,779	MSCS	(87,662)
03/18/20	U.S. Dollars	4,645,139	Canadian Dollars	6,145,481	MSCS	(88,730)
01/22/20	U.S. Dollars	3,728,338	Swedish Kronor	35,719,499	SS	(89,469)
03/18/20	U.S. Dollars	3,657,439	New Zealand Dollars	5,574,312	MSCS	(99,446)
01/22/20	U.S. Dollars	3,545,740	Australian Dollars	5,220,396	SS	(119,778)
03/18/20	U.S. Dollars	6,713,788	Swiss Francs	6,591,228	MSCS	(134,835)
01/22/20	U.S. Dollars	6,806,529	Swiss Francs	6,710,288	CITI	(138,183)
01/22/20	U.S. Dollars	8,585,081	Swiss Francs	8,432,855	GSC	(142,373)
01/22/20	U.S. Dollars	11,922,664	Euro	10,746,752	GSC	(148,992)
01/22/20	Japanese Yen	812,124,564	U.S. Dollars	7,646,332	SC	(162,685)
01/22/20	U.S. Dollars	5,195,530	Australian Dollars	7,672,394	SC	(191,667)
01/22/20	U.S. Dollars	3,485,206	South African Rand	51,775,129	GSC	(200,303)
01/22/20	U.S. Dollars	9,656,287	Australian Dollars	14,072,456	GSC	(224,734)
01/22/20	U.S. Dollars	9,258,847	Canadian Dollars	12,315,693	JPM	(226,466)
01/22/20	U.S. Dollars	11,468,719	Swiss Francs	11,302,691	SS	(228,829)
01/22/20	U.S. Dollars	6,228,484	Norwegian Kroner	56,895,728	JPM	(252,861)
01/22/20	U.S. Dollars	6,488,082	Norwegian Kroner	59,292,465	SC	(266,290)
01/22/20	U.S. Dollars	7,535,951	New Zealand Dollars	11,594,709	CITI	(272,243)
01/22/20	U.S. Dollars	18,974,791	Euro	17,137,071	CITI	(275,008)
01/22/20	U.S. Dollars	9,056,118	Australian Dollars	13,313,189	CITI	(291,783)
01/22/20	Japanese Yen	2,502,951,596	U.S. Dollars	23,357,125	CITI	(292,676)
01/22/20	U.S. Dollars	6,543,200	Mexican Pesos	129,889,055	CITI	(302,645)
01/22/20	U.S. Dollars	8,239,000	Australian Dollars	12,183,544	RBC	(315,716)
01/22/20	U.S. Dollars	29,430,018	Euro	26,571,034	SS	(416,801)
01/22/20	U.S. Dollars	5,404,000	British Pounds	4,411,753	SC	(443,626)
01/22/20	U.S. Dollars	11,313,114	Norwegian Kroner	103,265,880	SS	(450,542)
01/22/20	U.S. Dollars	8,719,646	New Zealand Dollars	13,672,189	SS	(487,579)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/22/20	U.S. Dollars	15,202,812	Australian Dollars	22,477,696	JPM	$ (579,977)
01/22/20	U.S. Dollars	11,030,772	British Pounds	8,817,768	CITI	(656,875)
01/22/20	U.S. Dollars	28,417,378	Canadian Dollars	37,761,183	SS	(665,569)
01/22/20	U.S. Dollars	10,996,305	New Zealand Dollars	17,352,919	RBC	(689,626)
01/22/20	U.S. Dollars	16,176,932	Swedish Kronor	158,139,736	CITI	(725,511)
01/22/20	U.S. Dollars	12,384,956	New Zealand Dollars	19,544,711	JPM	(776,987)
01/22/20	U.S. Dollars	13,055,347	New Zealand Dollars	20,628,471	SC	(836,430)
01/22/20	U.S. Dollars	22,232,253	British Pounds	18,093,462	GSC	(1,750,007)
01/22/20	U.S. Dollars	35,750,573	Swedish Kronor	350,878,461	GSC	(1,752,357)
Subtotal Depreciation						$(16,735,104)
Total Forward Foreign Currency Contracts outstanding at December 31, 2019						$ (447,230)
Swap Agreements outstanding at December 31, 2019:
Reference Obligation	Payment Frequency	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Currency Swaps
Receive 3-Month LIBOR	Quarterly			USD	540,000
Pay Fixed 11.30%	Annually	6/17/2025	BOA	TRY	3,115,800	$4,988	$ —	$4,988
						$4,988	$ —	$4,988

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	3/20/2021	MSCS	THB	102,030,000	$ 26,280	$ 304	$ 25,976
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	3/20/2021	BNP	THB	78,320,000	20,173	1,167	19,006
6-Month THB FIX (Semiannually)	1.25% (Semiannually)	6/18/2021	CITI	THB	126,010,000	6,947	1,685	5,262
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/19/2021	BNP	THB	224,180,000	67,679	4,641	63,038
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/19/2021	DEUT	THB	55,870,000	16,867	—	16,867
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/19/2021	MSCS	THB	55,250,000	16,680	341	16,339
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/20/2021	MSCS	THB	49,950,000	15,053	(139)	15,192
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	6/19/2024	BOA	THB	5,460,000	4,116	(346)	4,462
6-Month THB FIX (Semiannually)	1.50% (Semiannually)	12/18/2024	DEUT	THB	15,780,000	6,454	1,300	5,154
6-Month THB FIX (Semiannually)	1.50% (Semiannually)	3/18/2025	DEUT	THB	17,130,000	6,507	4,975	1,532
6-Month THB FIX (Semiannually)	1.50% (Semiannually)	3/18/2025	BNP	THB	14,520,000	5,515	2,128	3,387
6-Month THB FIX (Semiannually)	1.50% (Semiannually)	3/18/2025	CITI	THB	14,510,000	5,511	4,257	1,254
3-Month TELBOR (Quarterly)	1.41% (Annually)	12/18/2029	DEUT	ILS	3,165,000	47,245	—	47,245
3-Month TELBOR (Quarterly)	1.34% (Annually)	12/18/2029	BAR	ILS	2,560,000	33,689	—	33,689
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month TELBOR (Quarterly)	1.02% (Annually)	3/18/2030	BOA	ILS	7,945,000	$ 23,706	$ 1,998	$ 21,708
Subtotal Appreciation						$302,422	$22,311	$280,111
3-Month TELBOR (Quarterly)	1.02% (Annually)	3/18/2030	CITI	ILS	2,230,000	$ 6,654	$ 9,843	$ (3,189)
Subtotal Depreciation						$ 6,654	$ 9,843	$ (3,189)
Net Interest Rate Swaps outstanding at December 31, 2019						$309,076	$32,154	$276,922

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.25% (Upon termination)	1/2/2020	BRL	15,471,421	$ 50,757	$ 10,966	$ 39,791
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	5.56% (Upon termination)	1/4/2021	BRL	3,931,276	10,356	—	10,356
6-Month CLP-TNA (Semiannually)	3.60% (Semiannually)	3/20/2021	CLP	1,566,750,000	58,572	6,095	52,477
6-Month THB FIX (Semiannually)	1.75% (Semiannually)	3/20/2021	THB	52,420,000	13,502	345	13,157
0.78% (Semiannually)	6-Month ASX BBSW (Semiannually)	6/17/2021	AUD	73,770,000	105,472	36,683	68,789
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	5.44% (Upon termination)	1/3/2022	BRL	14,189,027	17,680	10,148	7,532
28-Day Mexico Interbank TIIE (Lunar)	6.60% (Lunar)	3/16/2022	MXN	99,330,000	5,349	(1,752)	7,101
1.50% (Semiannually)	3-Month LIBOR (Quarterly)	3/18/2022	USD	6,780,000	19,918	9,602	10,316
1.75% (Semiannually)	3-Month LIBOR (Quarterly)	3/18/2022	USD	21,510,000	(42,050)	(71,619)	29,569
2.00% (Annually)	6-Month PRIBOR (Semiannually)	3/18/2022	CZK	134,100,000	30,586	1,975	28,611
3-Month KWCDC (Quarterly)	1.50% (Quarterly)	3/18/2022	KRW	29,551,260,000	98,826	88,814	10,012
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	5.75% (Upon termination)	1/2/2023	BRL	12,529,341	4,391	(3,591)	7,982
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	6.66% (Upon termination)	1/2/2023	BRL	9,927,725	84,172	38,989	45,183
28-Day Mexico Interbank TIIE (Lunar)	6.49% (Lunar)	3/15/2023	MXN	54,850,000	(1,587)	(3,353)	1,766
1.75% (Semiannually)	3-Month LIBOR (Quarterly)	3/18/2025	USD	10,180,000	(10,455)	(50,746)	40,291
2.00% (Annually)	6-Month NIBOR (Semiannually)	3/18/2025	NOK	85,730,000	3,314	(25,376)	28,690
7-Day CFETS Repo Rate (Quarterly)	3.00% (Quarterly)	3/18/2025	CNY	15,150,000	3,804	3,310	494
1.51% (Annually)	6-Month PRIBOR (Semiannually)	9/16/2026	CZK	30,350,000	28,351	(1,543)	29,894
1.33% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	11/16/2026	USD	20,020,000	288,138	(12,483)	300,621
3.00% (Semiannually)	3-Month LIBOR (Quarterly)	6/19/2029	USD	2,440,000	(104,851)	(130,599)	25,748
6.70% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/6/2030	MXN	20,580,000	7,805	1,659	6,146
0.50% (Annually)	3-Month STIBOR (Quarterly)	3/18/2030	SEK	40,510,000	89,439	35,984	53,455
1.50% (Quarterly)	3-Month KWCDC (Quarterly)	3/18/2030	KRW	1,247,270,000	(11,576)	(15,767)	4,191
1.75% (Quarterly)	3-Month HIBOR (Quarterly)	3/18/2030	HKD	6,790,000	22,714	8,815	13,899
1-Day COP-IBR-OIS (Quarterly)	5.60% (Quarterly)	3/18/2030	COP	1,630,380,000	1,469	(565)	2,034
2.00% (Annually)	6-Month NIBOR (Semiannually)	3/18/2030	NOK	34,230,000	25,196	(11,984)	37,180
2.00% (Semiannually)	3-Month LIBOR (Quarterly)	3/18/2030	USD	480,000	(4,420)	(9,793)	5,373
1.50% (Annually)	6-Month PRIBOR (Semiannually)	6/17/2030	CZK	53,040,000	43,026	(17,082)	60,108
1.75% (Annually)	6-Month WIBOR (Semiannually)	6/17/2030	PLN	6,230,000	18,969	(7,467)	26,436
3-Month JIBAR (Quarterly)	8.00% (Quarterly)	6/17/2030	ZAR	11,230,000	11,286	—	11,286
1.84% (Semiannually)	3-Month LIBOR (Quarterly)	5/15/2045	USD	9,410,000	464,853	20,034	444,819
Subtotal Appreciation					$1,333,006	$ (90,301)	$1,423,307

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
8.36% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/18/2020	MXN	202,000,000	$ (18,653)	$ (1,615)	$ (17,038)
1-Day US Federal Fund Effective Rate (Annually)	1.26% (Annually)	12/15/2021	USD	16,890,000	(50,091)	(3,168)	(46,923)
1-Day CLP-TNA (Semiannually)	1.80% (Semiannually)	3/18/2022	CLP	523,250,000	421	464	(43)
3-Month CDOR (Semiannually)	1.75% (Semiannually)	3/18/2022	CAD	30,550,000	(107,360)	(99,971)	(7,389)
4.50% (Quarterly)	1-Day COP-IBR-OIS (Quarterly)	3/18/2022	COP	21,848,990,000	(2,923)	1,544	(4,467)
6-Month BUBOR (Semiannually)	0.50% (Annually)	3/18/2022	HUF	1,255,600,000	(3,608)	6,091	(9,699)
6-Month PRIBOR (Semiannually)	1.85% (Annually)	9/16/2022	CZK	89,275,000	(28,026)	945	(28,971)
1-Month LIBOR + .09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	40,700,000	445	651	(206)
6.26% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	6,656,254	866	1,252	(386)
3-Month CDOR (Semiannually)	1.75% (Semiannually)	3/18/2025	CAD	6,760,000	(76,796)	(51,571)	(25,225)
3-Month New Zealand BBR FRA (Quarterly)	1.50% (Semiannually)	3/18/2025	NZD	3,610,000	3,957	11,898	(7,941)
6-Month ASX BBSW (Semiannually)	1.50% (Semiannually)	3/18/2025	AUD	11,380,000	114,848	169,079	(54,231)
6-Month EURIBOR (Semiannually)	0.00% (Annually)	3/18/2025	EUR	5,510,000	33,294	48,315	(15,021)
6-Month ASX BBSW (Semiannually)	1.20% (Semiannually)	6/17/2027	AUD	9,430,000	(80,009)	(35,628)	(44,381)
3-Month CDOR (Semiannually)	3.00% (Semiannually)	6/19/2029	CAD	3,170,000	79,916	97,570	(17,654)
3-Month LIBOR (Quarterly)	1.65% (Semiannually)	8/15/2029	USD	7,540,000	(147,335)	(5,279)	(142,056)
3-Month CDOR (Semiannually)	2.00% (Semiannually)	3/18/2030	CAD	3,520,000	(43,154)	(13,124)	(30,030)
6-Month ASX BBSW (Semiannually)	1.75% (Semiannually)	3/18/2030	AUD	2,390,000	31,575	68,655	(37,080)
6-Month EURIBOR (Semiannually)	0.50% (Annually)	3/18/2030	EUR	4,480,000	144,046	183,993	(39,947)
6-Month LIBOR (Semiannually)	0.25% (Semiannually)	3/19/2030	JPY	146,410,000	1,548	4,121	(2,573)
6-Month NIBOR (Semiannually)	2.00% (Annually)	3/19/2030	NOK	16,820,000	(11,737)	3,332	(15,069)
6-Month BUBOR (Semiannually)	1.50% (Annually)	6/17/2030	HUF	168,840,000	(9,247)	7,088	(16,335)
Subtotal Depreciation					$ (168,023)	$ 394,642	$ (562,665)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2019					$1,164,983	$ 304,341	$ 860,642

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Financing Index: 1-Month EURIBOR + .45% (Monthly)	Airbus SE	11/5/2020	CITI	EUR	987,290	$58,662	$ —	$58,662
Peugeot Citroen SA	Financing Index:1-Month EURIBOR - .45% (Monthly)	11/5/2020	CITI	EUR	262,378	22,085	—	22,085
						$80,747	$ —	$80,747
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 12,991,383	$ —	$ 12,991,383	$ —
Certificates Of Deposit	1,102,261	—	1,102,261	—
Common Stocks:
Financials	5,166,486	4,741,943	424,543	—
Other ^^	44,011,342	44,011,342	—	—
Total Common Stocks	49,177,828	48,753,285	424,543	—
Corporate Bonds	94,814,208	—	94,814,208	—
Foreign Bonds	18,789,738	—	18,789,738	—
Foreign Common Stocks	5,403,363	5,403,363	—	—
Loan Agreements	5,331,448	—	5,331,448	—
Money Market Funds	106,977,686	106,977,686	—	—
Mortgage-Backed Securities	8,910,000	—	8,910,000	—
Mutual Funds	2,918,327	1,592,438	—	1,325,889
Purchased Option:
Call Option	8,100	8,100	—	—
Rights	163,951	—	156,941	7,010
U.S. Treasury Obligations	73,329,530	—	73,329,530	—
Total Assets - Investments in Securities	$379,917,823	$162,734,872	$215,850,052	$1,332,899
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 16,287,874	$ —	$ 16,287,874	$ —
Futures Contracts	157,614	157,614	—	—
Swap Agreements	1,789,153	—	1,789,153	—
Total Assets - Other Financial Instruments	$ 18,234,641	$ 157,614	$ 18,077,027	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(15,628,330)	$(15,628,330)	$ —	$ —
Foreign Common Stocks Sold Short	(896,100)	(896,100)	—	—
Mutual Funds Sold Short	(11,428,906)	(11,428,906)	—	—
Written Options:
Call Options	(129,410)	(129,410)	—	—
Put Options	(156,717)	(156,717)	—	—
Total Written Options	(286,127)	(286,127)	—	—
Total Liabilities - Investments in Securities	$(28,239,463)	$(28,239,463)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$(16,735,104)	$ —	$(16,735,104)	$ —
Futures Contracts	(359,645)	(359,645)	—	—
Swap Agreements	(565,854)	—	(565,854)	—
Total Liabilities - Other Financial Instruments	$(17,660,603)	$ (359,645)	$(17,300,958)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2019.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2019
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$331,763,436
Investments in securities of affiliated issuers, at value	48,154,387
Total investments, at value(1)	379,917,823
Cash	35,218,102
Cash collateral for derivatives	4,063,340
Deposits with broker for futures contracts	516,064
Upfront premiums paid from swap agreements	911,101
Receivables:
Dividends and reclaims	173,888
Interest	1,512,200
Investment securities sold	2,036,901
Fund shares sold	46,769
Variation margin on centrally cleared swaps	116,391
Unrealized appreciation on foreign currency exchange contracts	16,287,874
Unrealized appreciation on swap agreements	365,846
Prepaid expenses and other assets	22
Total Assets	441,166,321
Liabilities
Foreign currency overdraft(2)	931,775
Securities sold short, at value(3)	27,953,336
Options written, at value(4)	286,127
Upfront premiums received from swap agreements	574,606
Unrealized depreciation on foreign currency exchange contracts	16,735,104
Unrealized depreciation on swap agreements	3,189
Collateral from counterparty	1,699,055
Payables:
Investment securities purchased	6,206,989
Dividends on short sales	50,754
Fund shares redeemed	122,284
Variation margin on futures contracts	93,721
Accrued expenses:
Investment advisory fees	285,360
Shareholder servicing fees	11,867
Trustee fees	315
Other expenses	119,191
Total Liabilities	55,073,673
Net Assets	$386,092,648
Net Assets Consist of:
Paid-in-capital	$382,986,372
Distributable earnings (loss)	3,106,276
Net Assets	$386,092,648
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$330,016,677
Institutional shares outstanding	32,567,459
Net asset value, offering and redemption price per Institutional share	$ 10.13
Net assets applicable to the Investor Class	$ 56,075,971
Investor shares outstanding	5,537,574
Net asset value, offering and redemption price per Investor share	$ 10.13

(1)Investments in securities of unaffiliated issuers, at cost	$328,511,167
Investments in securities of affiliated issuers, at cost	48,154,387
Total investments, at cost	$376,665,554
(2)Foreign currency overdraft, at cost	$ 910,626
(3)Proceeds from securities sold short	$ 27,470,646
(4)Premiums received on options written	$ 423,569

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2019
Strategic Alternatives Fund
Investment Income
Dividends	$ 773,436
Income distributions received from affiliated funds	534,204
Interest	8,329,233
Less foreign taxes withheld	(3,958)
Total Investment Income	9,632,915
Expenses
Investment advisory fees	3,424,822
Transfer agent fees:
Institutional shares	4,203
Investor shares	14,223
Custodian fees	381,862
Shareholder servicing fees:
Investor shares	141,867
Accounting and administration fees	76,804
Professional fees	106,084
Shareholder reporting fees:
Institutional shares	12,438
Investor shares	31,113
Trustees expenses	1,829
Line of credit facility fees	1,056
Dividends on securities sold short	372,973
Other expenses	46,195
Total Expenses	4,615,469
Net Investment Income	5,017,446
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	9,155,841
Investment securities sold short	(4,236,348)
Futures transactions	(36,597)
Swap agreements	145,472
Option contracts written	5,621,582
Option contracts purchased	(2,725,691)
Forward foreign currency contracts	(1,901,860)
Foreign currency	686,744
Net realized gain	6,709,143
Net change in unrealized appreciation (depreciation) on:
Investment securities	8,969,090
Investment securities sold short	(2,641,974)
Futures	236,031
Swap agreements	939,911
Option contracts written	38,459
Option contracts purchased	(259,751)
Forward foreign currency contracts	(42,462)
Foreign currency	16,657
Net change in unrealized appreciation (depreciation)	7,255,961
Net Realized and Unrealized Gain	13,965,104
Net Increase in Net Assets Resulting from Operations	$18,982,550
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Strategic Alternatives Fund
	For the Year Ended
	12/31/19	12/31/18

Operations:
Net investment income	$ 5,017,446	$ 7,301,918
Net realized gain (loss) on investment securities, foreign currency and derivatives	6,709,143	(3,222,245)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	7,255,961	(4,164,335)
Net increase (decrease) in net assets resulting from operations	18,982,550	(84,662)
Distributions to Shareholders:
Institutional shares	(7,274,105)	(6,830,775)
Investor shares	(1,068,756)	(1,229,603)
Total distributions	(8,342,861)	(8,060,378)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	34,914,160	35,043,876
Investor shares	12,428,155	24,057,205
Reinvestment of dividends and distributions
Institutional shares	7,273,111	6,830,607
Investor shares	1,068,187	1,225,449
Total proceeds from shares sold and reinvested	55,683,613	67,157,137
Value of shares redeemed
Institutional shares	(41,587,776)	(17,291,395)
Investor shares	(25,699,257)	(15,855,027)
Total value of shares redeemed	(67,287,033)	(33,146,422)
Net increase (decrease) from capital share transactions(1)	(11,603,420)	34,010,715
Total increase (decrease) in net assets	(963,731)	25,865,675
Net Assets:
Beginning of Year	387,056,379	361,190,704
End of Year	$386,092,648	$387,056,379

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2019	$ 9.87	$0.13	$ 0.36	$ 0.49	$(0.19)	$(0.04)	$(0.23)	$10.13	4.93%	$330,017	1.12%(1)	1.12%(1)	1.32%	364%
2018	10.07	0.20	(0.19)	0.01	(0.18)	(0.03)	(0.21)	9.87	0.15	320,404	1.01(1)	1.02(1)	1.96	172
2017(2)	10.00	0.04	0.10	0.14	(0.05)	(0.02)	(0.07)	10.07	1.40	302,592	1.26(1)	1.28(1)	0.69	88
Investor Class
2019	$ 9.87	$0.10	$ 0.36	$ 0.46	$(0.16)	$(0.04)	$(0.20)	$10.13	4.62%	$ 56,076	1.46%(1)	1.46%(1)	0.99%	364%
2018	10.07	0.17	(0.19)	(0.02)	(0.15)	(0.03)	(0.18)	9.87	(0.17)	66,652	1.36(1)	1.37(1)	1.65	172
2017(2)	10.00	0.01	0.12	0.13	(0.04)	(0.02)	(0.06)	10.07	1.31	58,599	1.63(1)	1.65(1)	0.25	88

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11%, 0.14% and 0.10% for the period ended December 31, 2017 and for the years 2018 and 2019.
(2)	Inception date was June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 24 series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as a “Target Risk Fund” and together as the “Target Risk Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the “Strategic Alternatives Fund.”
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issued the Institutional Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Target Risk Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Target Risk Funds are commonly referred to as “Fund of Funds.”
2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value.
Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value ("NAV"). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If management becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Funds use Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Funds based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Funds will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
The Target Date and Target Risk Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the requirements of U.S. GAAP, the amounts of transfers in and out of level 3, if material, are disclosed in the Note to Schedule of Investments for each respective fund.
b. Fixed Income Securities
The Fixed Income Funds and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies Fund and Strategic Alternatives Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies Fund, and Strategic Alternatives Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.
e. REITs
The Fixed Income Funds, Real Assets Fund and the Equity Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income from REITs is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At December 31, 2019, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia	$ 48,000,000	$ (48,000,000)	$ —	$ —
BNP Paribas	105,000,000	(105,000,000)	—	—
Citigroup Global Markets, Inc.	10,000,000	(10,000,000)	—	—
Goldman Sachs & Co.	43,000,000	(43,000,000)	—	—
HSBC Securities USA, Inc.	5,000,000	(5,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	30,000,000	(30,000,000)	—	—
Mizuho Securities USA, Inc.	42,000,000	(42,000,000)	—	—
Natixis S.A.	26,000,000	(26,000,000)	—	—
TD Securities USA LLC	90,000,000	(90,000,000)	—	—
Total Repurchase Agreements	$ 399,000,000	$ (399,000,000)	$ —	$ —
Low-Duration Bond
Citigroup Global Markets, Inc.	$ 11,900,000	$ (11,900,000)	$ —	$ —
Medium-Duration Bond
Citigroup Global Markets, Inc.	$ 25,900,000	$ (25,900,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreement as of December 31, 2019.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.
The Fixed Income Funds and Strategic Alternatives Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund may be involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At December 31, 2019, the values of securities sold short in the International Equity Fund and Strategic Alternatives Fund amounted to $69,452,408 and $27,953,336, respectively.
h. Synthetic Convertible Instruments
The Defensive Market Strategies Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.
i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.
Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
Foreign Currency Options and Futures — The Fixed Income Funds, Strategic Alternatives Fund and Defensive Market Strategies Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options on the Statements of Assets and Liabilities.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statements of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain of the Funds’ derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2019, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.
Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. A Fund may use CDS on credit indexes to hedge a portfolio of CDS or bonds with a CDS on indexes which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.

CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.
At December 31, 2019, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
MyDestination 2015
Derivative Financial Instruments:
Futures contracts	$ 8,415	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,415	—
Derivatives not subject to an ISDA MA or similar agreement	8,415	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
MyDestination 2025
Derivative Financial Instruments:
Futures contracts	$ 29,799	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	29,799	—
Derivatives not subject to an ISDA MA or similar agreement	29,799	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2035
Derivative Financial Instruments:
Futures contracts	$ 45,301	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	45,301	—
Derivatives not subject to an ISDA MA or similar agreement	45,301	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2045
Derivative Financial Instruments:
Futures contracts	$ 39,418	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	39,418	—
Derivatives not subject to an ISDA MA or similar agreement	39,418	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2055
Derivative Financial Instruments:
Futures contracts	$ 12,652	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	12,652	—
Derivatives not subject to an ISDA MA or similar agreement	12,652	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Conservative Allocation
Derivative Financial Instruments:
Futures contracts	$ 6,966	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,966	—
Derivatives not subject to an ISDA MA or similar agreement	6,966	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Balanced Allocation
Derivative Financial Instruments:
Futures contracts	$ 40,552	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	40,552	—
Derivatives not subject to an ISDA MA or similar agreement	40,552	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Growth Allocation
Derivative Financial Instruments:
Futures contracts	$ 57,163	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	57,163	—
Derivatives not subject to an ISDA MA or similar agreement	57,163	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Aggressive Allocation
Derivative Financial Instruments:
Futures contracts	$ 63,125	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	63,125	—
Derivatives not subject to an ISDA MA or similar agreement	63,125	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 15,248	$ —
Forward foreign exchange contracts	81,270	1,111,428
Options	—	39,376
Centrally cleared swaps	—	18,108
Swap agreements	—	14,537
Total derivative assets and liabilities in the Statements of Assets and Liabilities	96,518	1,183,449
Derivatives not subject to an ISDA MA or similar agreement	15,248	18,108
Total assets and liabilities subject to an ISDA MA	$ 81,270	$ 1,165,341
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 932,019
Forward foreign exchange contracts	1,186,399	2,495,539
Options	254,220	1,154,029
Centrally cleared swaps	388,767	—
Swap agreements	1,381,087	96,421
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,210,473	4,678,008
Derivatives not subject to an ISDA MA or similar agreement	642,987	1,093,893
Total assets and liabilities subject to an ISDA MA	$ 2,567,486	$ 3,584,115
Global Bond
Derivative Financial Instruments:
Futures contracts	$ 111,589	$ —
Forward foreign exchange contracts	1,320,921	3,024,306
Centrally cleared swaps	—	21,206
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,432,510	3,045,512
Derivatives not subject to an ISDA MA or similar agreement	111,589	21,206
Total assets and liabilities subject to an ISDA MA	$ 1,320,921	$ 3,024,306

Fund	Assets	Liabilities
Defensive Market Strategies
Derivative Financial Instruments:
Futures contracts	$ —	$ 59,675
Forward foreign exchange contracts	3,161	192,657
Options	—	791,539
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,161	1,043,871
Derivatives not subject to an ISDA MA or similar agreement	3,161	1,043,871
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Equity Index
Derivative Financial Instruments:
Futures contracts	$ 127,820	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	127,820	—
Derivatives not subject to an ISDA MA or similar agreement	127,820	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Futures contracts	$ 42,620	$ —
Forward foreign exchange contracts	16,955	506,087
Total derivative assets and liabilities in the Statements of Assets and Liabilities	59,575	506,087
Derivatives not subject to an ISDA MA or similar agreement	59,575	506,087
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Equity
Derivative Financial Instruments:
Futures contracts	$ 78,540	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	78,540	—
Derivatives not subject to an ISDA MA or similar agreement	78,540	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Small Cap Equity
Derivative Financial Instruments:
Futures contracts	$ 8,690	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,690	—
Derivatives not subject to an ISDA MA or similar agreement	8,690	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ 193,454	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	193,454	—
Derivatives not subject to an ISDA MA or similar agreement	193,454	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
International Equity
Derivative Financial Instruments:
Futures contracts	$ 262,039	$ —
Forward foreign exchange contracts	2,768,294	2,776,678
Swap agreements	172,706	380,438
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,203,039	3,157,116
Derivatives not subject to an ISDA MA or similar agreement	262,039	—
Total assets and liabilities subject to an ISDA MA	$ 2,941,000	$ 3,157,116
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ 166,720	$ —
Forward foreign exchange contracts	2,424,473	2,828,398
Swap agreements	1,102,435	242,159
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,693,628	3,070,557
Derivatives not subject to an ISDA MA or similar agreement	166,720	—
Total assets and liabilities subject to an ISDA MA	$ 3,526,908	$ 3,070,557
Global Real Estate Securities
Derivative Financial Instruments:
Futures contracts	$ 7,790	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,790	—
Derivatives not subject to an ISDA MA or similar agreement	7,790	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ —	$ 93,721
Forward foreign exchange contracts	16,287,874	16,735,104
Options	8,100	286,127
Centrally cleared swaps	116,391	—
Swap agreements	365,846	3,189
Total derivative assets and liabilities in the Statements of Assets and Liabilities	16,778,211	17,118,141
Derivatives not subject to an ISDA MA or similar agreement	124,491	379,848
Total assets and liabilities subject to an ISDA MA	$16,653,720	$16,738,293
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.
At December 31, 2019, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$ 35,781	$ (584,573)	$ (548,792)	$ 10,000	$ (538,792)
Sub-adviser B
Other Counterparties*	45,489	(377,824)	(332,335)	—	(332,335)
Sub-adviser C
Other Counterparties*	—	(202,944)	(202,944)	—	(202,944)
Total Derivatives	$ 81,270	$(1,165,341)	$(1,084,071)	$ 10,000	$(1,074,071)
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 187,735	$(1,493,303)	$(1,305,568)	$ 678,217	$ (627,351)
Sub-adviser B
Other Counterparties*	699,222	(1,491,950)	(792,728)	169,295	(623,433)
Sub-adviser C
Other Counterparties*	1,680,529	(598,862)	1,081,667	(334,239)	747,428
Total Derivatives	$2,567,486	$(3,584,115)	$(1,016,629)	$ 513,273	$ (503,356)
Global Bond
Sub-adviser A
BAR	$ 65,395	$(1,386,870)	$(1,321,475)	$ —	$(1,321,475)
Other Counterparties*	642,645	(373,593)	269,052	—	269,052
	708,040	(1,760,463)	(1,052,423)	—	(1,052,423)
Sub-adviser B
CITI	288,122	(941,830)	(653,708)	—	(653,708)
Other Counterparties*	324,759	(322,013)	2,746	—	2,746
	612,881	(1,263,843)	(650,962)	—	(650,962)
Total Derivatives	$1,320,921	$(3,024,306)	$(1,703,385)	$ —	$(1,703,385)
International Equity
Sub-adviser A
Other Counterparties*	$2,941,000	$(3,134,292)	$ (193,292)	$ 193,292	$ —
Sub-adviser B
Other Counterparties*	—	(22,824)	(22,824)	—	(22,824)
Total Derivatives	$2,941,000	$(3,157,116)	$ (216,116)	$ 193,292	$ (22,824)
Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$3,526,908	$(3,070,557)	$ 456,351	$(456,351)	$ —
Total Derivatives	$3,526,908	$(3,070,557)	$ 456,351	$(456,351)	$ —

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Strategic Alternatives
Sub-adviser A
SC	$ 553,510	$ (2,001,108)	$(1,447,598)	$1,240,000	$(207,598)
Other Counterparties*	14,627,337	(13,553,717)	1,073,620	(846,675)	226,945
	15,180,847	(15,554,825)	(373,978)	393,325	19,347
Sub-adviser B
Other Counterparties*	1,392,125	(1,183,468)	208,657	(3,327)	205,330
Sub-adviser D
Other Counterparties*	80,748	—	80,748	—	80,748
Total Derivatives	$16,653,720	$(16,738,293)	$ (84,573)	$ 389,998	$ 305,425
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2019.
Asset Derivative Value
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 45,396	$ —	$ —	$ —	$ 45,396

Asset Derivative Value
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2025
Futures	$ 173,065	$ —	$ —	$ —	$ 173,065
MyDestination 2035
Futures	$ 177,042	$ —	$ —	$ —	$ 177,042
MyDestination 2045
Futures	$ 139,935	$ —	$ —	$ —	$ 139,935
MyDestination 2055
Futures	$ 43,206	$ —	$ —	$ —	$ 43,206
Conservative Allocation
Futures	$ 23,247	$ 474	$ —	$ —	$ 22,773
Balanced Allocation
Futures	$ 247,154	$ —	$ —	$ —	$ 247,154
Growth Allocation
Futures	$ 272,269	$ —	$ —	$ —	$ 272,269
Aggressive Allocation
Futures	$ 276,413	$ —	$ —	$ —	$ 276,413
Low-Duration Bond
Forwards	$ 81,270	$ —	$ 81,270	$ —	$ —
Futures	450,817	450,817	—	—	—
Swaps	127,359	127,359	—	—	—
Totals	$ 659,446	$ 578,176	$ 81,270	$ —	$ —
Medium-Duration Bond
Forwards	$ 1,186,399	$ —	$ 1,186,399	$ —	$ —
Futures	3,755,487	3,755,487	—	—	—
Purchased Options	254,220	254,220	—	—	—
Swaps	6,171,605	5,139,647	—	1,031,958	—
Totals	$ 11,367,711	$ 9,149,354	$ 1,186,399	$ 1,031,958	$ —
Global Bond
Forwards	$ 1,320,921	$ —	$ 1,320,921	$ —	$ —
Futures	1,081,917	1,081,917	—	—	—
Swaps	5,222	—	—	5,222	—
Totals	$ 2,408,060	$ 1,081,917	$ 1,320,921	$ 5,222	$ —
Defensive Market Strategies
Forwards	$ 3,161	$ —	$ 3,161	$ —	$ —
Equity Index
Futures	$ 736,473	$ —	$ —	$ —	$ 736,473
Value Equity
Forwards	$ 16,955	$ —	$ 16,955	$ —	$ —
Futures	327,841	—	—	—	327,841
Totals	$ 344,796	$ —	$ 16,955	$ —	$ 327,841

	Asset Derivative Value
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Growth Equity
Futures	$ 609,921	$ —	$ —	$ —	$ 609,921
Small Cap Equity
Futures	$ 85,961	$ —	$ —	$ —	$ 85,961
International Equity Index
Futures	$ 123,577	$ —	$ —	$ —	$ 123,577
International Equity
Forwards	$ 2,768,294	$ —	$ 2,768,294	$ —	$ —
Futures	392,208	—	—	—	392,208
Swaps	172,706	—	—	—	172,706
Totals	$ 3,333,208	$ —	$ 2,768,294	$ —	$ 564,914
Emerging Markets Equity
Forwards	$ 2,424,473	$ —	$ 2,424,473	$ —	$ —
Futures	533,653	—	—	—	533,653
Swaps	1,102,435	—	—	—	1,102,435
Totals	$ 4,060,561	$ —	$ 2,424,473	$ —	$ 1,636,088
Global Real Estate Securities
Futures	$ 96,580	$ —	$ —	$ —	$ 96,580
Strategic Alternatives
Forwards	$ 16,287,874	$ —	$ 16,287,874	$ —	$ —
Futures	157,614	157,614	—	—	—
Purchased Options	8,100	—	—	—	8,100
Swaps	1,789,153	1,703,418	4,988	—	80,747
Totals	$ 18,242,741	$ 1,861,032	$ 16,292,862	$ —	$ 88,847

Liabilities Derivative Value
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 27,930	$ 27,930	$ —	$ —	$ —
MyDestination 2025
Futures	$ 67,919	$ 67,919	$ —	$ —	$ —
MyDestination 2035
Futures	$ 23,215	$ 23,215	$ —	$ —	$ —
MyDestination 2045
Futures	$ 10,849	$ 10,849	$ —	$ —	$ —
MyDestination 2055
Futures	$ 1,296	$ 1,115	$ —	$ —	$ 181
Conservative Allocation
Futures	$ 434	$ —	$ —	$ —	$ 434

	Liabilities Derivative Value
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Balanced Allocation
Futures	$ 108,381	$ 108,381	$ —	$ —	$ —
Growth Allocation
Futures	$ 35,959	$ 35,959	$ —	$ —	$ —
Low-Duration Bond
Forwards	$ 1,111,428	$ —	$ 1,111,428	$ —	$ —
Futures	432,273	432,273	—	—	—
Written Options	39,376	—	—	39,376	—
Swaps	642,837	511,582	—	131,255	—
Totals	$ 2,225,914	$ 943,855	$ 1,111,428	$ 170,631	$ —
Medium-Duration Bond
Forwards	$ 2,495,539	$ —	$ 2,495,539	$ —	$ —
Futures	7,175,348	7,175,348	—	—	—
Written Options	1,154,029	1,154,029	—	—	—
Swaps	2,284,563	2,186,954	—	97,609	—
Totals	$ 13,109,479	$ 10,516,331	$ 2,495,539	$ 97,609	$ —
Global Bond
Forwards	$ 3,024,306	$ —	$ 3,024,306	$ —	$ —
Futures	356,190	356,190	—	—	—
Totals	$ 3,380,496	$ 356,190	$ 3,024,306	$ —	$ —
Defensive Market Strategies
Forwards	$ 192,657	$ —	$ 192,657	$ —	$ —
Futures	466,502	—	—	—	466,502
Written Options	791,539	—	—	—	791,539
Totals	$ 1,450,698	$ —	$ 192,657	$ —	$ 1,258,041
Value Equity
Forwards	$ 506,087	$ —	$ 506,087	$ —	$ —
International Equity
Forwards	$ 2,776,678	$ —	$ 2,776,678	$ —	$ —
Futures	204,203	—	—	—	204,203
Swaps	380,438	—	—	—	380,438
Totals	$ 3,361,319	$ —	$ 2,776,678	$ —	$ 584,641
Emerging Markets Equity
Forwards	$ 2,828,398	$ —	$ 2,828,398	$ —	$ —
Futures	37,459	—	—	—	37,459
Swaps	242,159	—	—	—	242,159
Totals	$ 3,108,016	$ —	$ 2,828,398	$ —	$ 279,618

	Liabilities Derivative Value
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Strategic Alternatives
Forwards	$ 16,735,104	$ —	$ 16,735,104	$ —	$ —
Futures	359,645	359,645	—	—	—
Written Options	286,127	—	—	—	286,127
Swaps	565,854	565,854	—	—	—
Totals	$ 17,946,730	$ 925,499	$ 16,735,104	$ —	$ 286,127

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 752,870	$ 222,890	$ —	$ —	$ 529,980
MyDestination 2025
Futures	$ 2,611,689	$ 515,300	$ —	$ —	$ 2,096,389
MyDestination 2035
Futures	$ 2,586,853	$ 268,032	$ —	$ —	$ 2,318,821
MyDestination 2045
Futures	$ 2,290,448	$ 79,503	$ —	$ —	$ 2,210,945
MyDestination 2055
Futures	$ 799,691	$ 14,967	$ —	$ —	$ 784,724

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Conservative Allocation
Futures	$ 319,497	$ 83,821	$ —	$ —	$ 235,676
Balanced Allocation
Futures	$ 3,338,210	$ 1,056,106	$ —	$ —	$ 2,282,104
Growth Allocation
Futures	$ 2,715,714	$ 448,543	$ —	$ —	$ 2,267,171
Aggressive Allocation
Futures	$ 2,584,657	$ —	$ —	$ —	$ 2,584,657
Low-Duration Bond
Forwards	$ 1,211,575	$ —	$ 1,211,575	$ —	$ —
Futures	(2,584,507)	(2,584,507)	—	—	—
Purchased Options	27,094	27,094	—	—	—
Swaps	(1,980,939)	(1,980,939)	—	—	—
Written Options	467,081	400,933	—	66,148	—
Totals	$ (2,859,696)	$ (4,137,419)	$ 1,211,575	$ 66,148	$ —
Medium-Duration Bond
Forwards	$ (805,050)	$ —	$ (805,050)	$ —	$ —
Futures	36,196,191	36,196,191	—	—	—
Purchased Options	(2,084,358)	(1,952,574)	(131,784)	—	—
Swaps	(16,958,656)	(18,126,775)	—	1,168,119	—
Written Options	2,922,007	2,526,736	380,232	15,039	—
Totals	$ 19,270,134	$ 18,643,578	$ (556,602)	$ 1,183,158	$ —
Global Bond
Forwards	$ (1,334,774)	$ —	$ (1,334,774)	$ —	$ —
Futures	(1,601,175)	(1,585,527)	—	—	(15,648)
Purchased Options	(195,528)	(70,634)	(124,894)	—	—
Swaps	(332,608)	—	—	(332,608)	—
Totals	$ (3,464,085)	$ (1,656,161)	$ (1,459,668)	$ (332,608)	$ (15,648)
Defensive Market Strategies
Forwards	$ 1,027,704	$ —	$ 1,027,704	$ —	$ —
Futures	(2,176,112)	—	—	—	(2,176,112)
Written Options	10,300,735	—	—	—	10,300,735
Totals	$ 9,152,327	$ —	$ 1,027,704	$ —	$ 8,124,623
Equity Index
Futures	$ 13,099,932	$ —	$ —	$ —	$ 13,099,932
Value Equity
Forwards	$ 1,047,284	$ —	$ 1,047,284	$ —	$ —
Futures	6,033,037	—	—	—	6,033,037
Totals	$ 7,080,321	$ —	$ 1,047,284	$ —	$ 6,033,037

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Growth Equity
Futures	$ 9,771,247	$ —	$ —	$ —	$ 9,771,247
Small Cap Equity
Futures	$ 1,911,826	$ —	$ —	$ —	$ 1,911,826
International Equity Index
Futures	$ 4,891,251	$ —	$ —	$ —	$ 4,891,251
International Equity
Forwards	$ (938,281)	$ —	$ (938,281)	$ —	$ —
Futures	7,228,295	—	—	—	7,228,295
Swaps	(1,821,444)	—	—	—	(1,821,444)
Totals	$ 4,468,570	$ —	$ (938,281)	$ —	$ 5,406,851
Emerging Markets Equity
Forwards	$ 6,002,574	$ —	$ 6,002,574	$ —	$ —
Futures	3,744,545	—	—	—	3,744,545
Swaps	1,594,906	—	—	—	1,594,906
Totals	$ 11,342,025	$ —	$ 6,002,574	$ —	$ 5,339,451
Global Real Estate Securities
Forwards	$ (7,392)	$ —	$ (7,392)	$ —	$ —
Futures	1,323,101	—	—	—	1,323,101
Totals	$ 1,315,709	$ —	$ (7,392)	$ —	$ 1,323,101
Strategic Alternatives
Forwards	$ (1,901,860)	$ —	$ (1,901,860)	$ —	$ —
Futures	(36,597)	(36,597)	—	—	—
Purchased Options	(2,725,691)	(2,001,399)	—	—	(724,292)
Swaps	145,472	83,974	(178,164)	989	238,673
Written Options	5,621,582	3,273,839	—	—	2,347,743
Totals	$ 1,102,906	$ 1,319,817	$ (2,080,024)	$ 989	$ 1,862,124

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 53,306	$ (96,073)	$ —	$ —	$ 149,379
MyDestination 2025
Futures	$ 336,249	$ (191,024)	$ —	$ —	$ 527,273
MyDestination 2035
Futures	$ 484,544	$ (89,587)	$ —	$ —	$ 574,131
MyDestination 2045
Futures	$ 451,770	$ (31,952)	$ —	$ —	$ 483,722
MyDestination 2055
Futures	$ 107,109	$ (4,129)	$ —	$ —	$ 111,238

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Conservative Allocation
Futures	$ 63,520	$ (22,296)	$ —	$ —	$ 85,816
Balanced Allocation
Futures	$ 395,756	$ (392,512)	$ —	$ —	$ 788,268
Growth Allocation
Futures	$ 717,200	$ (143,490)	$ —	$ —	$ 860,690
Aggressive Allocation
Futures	$ 953,003	$ —	$ —	$ —	$ 953,003
Low-Duration Bond
Forwards	$ (909,167)	$ —	$ (909,167)	$ —	$ —
Futures	71,646	71,646	—	—	—
Purchased Options	(468,489)	(468,489)	—	—	—
Swaps	(463,404)	(323,584)	—	(139,820)	—
Written Options	337,404	466,781	—	(129,377)	—
Totals	$ (1,432,010)	$ (253,646)	$ (909,167)	$ (269,197)	$ —
Medium-Duration Bond
Forwards	$ (172,575)	$ —	$ (172,575)	$ —	$ —
Futures	(12,124,728)	(12,124,728)	—	—	—
Purchased Options	(1,415,044)	(1,418,406)	3,362	—	—
Swaps	7,427,740	5,645,853	—	1,781,887	—
Written Options	2,360,058	2,367,394	(7,336)	—	—
Totals	$ (3,924,549)	$ (5,529,887)	$ (176,549)	$ 1,781,887	$ —
Global Bond
Forwards	$ (2,792,350)	$ —	$ (2,792,350)	$ —	$ —
Futures	543,663	543,663	—	—	—
Swaps	5,222	—	—	5,222	—
Totals	$ (2,243,465)	$ 543,663	$ (2,792,350)	$ 5,222	$ —
Defensive Market Strategies
Forwards	$ (50,254)	$ —	$ (50,254)	$ —	$ —
Futures	(466,502)	—	—	—	(466,502)
Written Options	353,272	—	—	—	353,272
Totals	$ (163,484)	$ —	$ (50,254)	$ —	$ (113,230)
Equity Index
Futures	$ 2,157,945	$ —	$ —	$ —	$ 2,157,945
Value Equity
Forwards	$ (489,132)	$ —	$ (489,132)	$ —	$ —
Futures	1,255,987	—	—	—	1,255,987
Totals	$ 766,855	$ —	$ (489,132)	$ —	$ 1,255,987
Growth Equity
Futures	$ 2,661,905	$ —	$ —	$ —	$ 2,661,905

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Small Cap Equity
Futures	$ 567,676	$ —	$ —	$ —	$ 567,676
International Equity Index
Futures	$ 558,622	$ —	$ —	$ —	$ 558,622
International Equity
Forwards	$ 3,016,141	$ —	$ 3,016,141	$ —	$ —
Futures	1,896,059	—	—	—	1,896,059
Swaps	47,742	—	—	—	47,742
Totals	$ 4,959,942	$ —	$ 3,016,141	$ —	$ 1,943,801
Emerging Markets Equity
Forwards	$ (921,965)	$ —	$ (921,965)	$ —	$ —
Futures	1,189,618	—	—	—	1,189,618
Swaps	1,009,819	—	—	—	1,009,819
Totals	$ 1,277,472	$ —	$ (921,965)	$ —	$ 2,199,437
Global Real Estate Securities
Futures	$ 302,495	$ —	$ —	$ —	$ 302,495
Strategic Alternatives
Forwards	$ (42,462)	$ —	$ (42,462)	$ —	$ —
Futures	236,031	—	—	—	236,031
Purchased Options	(259,751)	—	—	—	(259,751)
Swaps	939,911	896,090	(12,098)	—	55,919
Written Options	38,459	—	—	—	38,459
Totals	$ 912,188	$ 896,090	$ (54,560)	$ —	$ 70,658
Volume of Derivative Transactions
The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2019. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Long Derivative Volume
Fund	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Contracts
MyDestination 2015	$ —	$ 6,078,272	$ —	$ —
MyDestination 2025	—	19,371,006	—	—
MyDestination 2035	—	18,174,883	—	—
MyDestination 2045	—	12,682,200	—	—
MyDestination 2055	—	3,951,573	—	—
Conservative Allocation	—	7,870,875	—	—
Balanced Allocation	—	26,731,439	—	—
Growth Allocation	—	22,388,321	—	—
Aggressive Allocation	—	18,902,224	—	—
Low-Duration Bond	52,443,002	542,156,829	86,027	119,213,356
Medium-Duration Bond	152,828,025	957,711,030	1,871,984	674,445,610

	Long Derivative Volume
Fund	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Contracts
Global Bond	$ 58,638,945	$25,436,281	$ 73,433	$ —
Defensive Market Strategies	24,036,474	—	—	—
Equity Index	—	63,207,552	—	—
Value Equity	60,172,183	30,866,108	—	—
Growth Equity	—	48,511,545	—	—
Small Cap Equity	—	17,057,022	—	—
International Equity Index	—	32,595,631	—	—
International Equity	141,396,684	96,331,550	—	14,970,424
Emerging Markets Equity	103,668,622	44,272,506	—	110,151,607
Global Real Estate Securities	—	8,795,900	—	—
Strategic Alternatives	593,203,069	46,255,881	276,104	199,200,640

	Short Derivative Volume
Fund	Forward Foreign Currency Contracts	Financial Futures Contracts	Written Option Contracts	Swap Contracts
Low-Duration Bond	$ 10,774,815	$ 245,099,407	$ 204,081	$ 106,834,668
Medium-Duration Bond	100,747,038	564,004,522	2,503,129	329,136,782
Global Bond	80,172,808	40,838,871	—	26,651,621
Defensive Market Strategies	741,040	23,647,317	1,243,294	—
Value Equity	1,232,307	—	—	—
International Equity	140,442,869	36,438,000	—	19,235,376
Emerging Markets Equity	114,881,954	9,457,091	—	8,767,888
Strategic Alternatives	600,956,833	69,181,516	716,178	240,529,198
j. Dividends and Distributions to Shareholders
The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Target Risk Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.
k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent and shareholder servicing fees.
l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.
3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GSCM acts as the Adviser to the Funds. As the Adviser, it provides an investment program for the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the asset allocation and general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.
The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2019, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	N/A
MyDestination 2025	0.10%	N/A
MyDestination 2035	0.10%	N/A
MyDestination 2045	0.10%	N/A
MyDestination 2055	0.10%	N/A
Conservative Allocation	0.10%	N/A
Balanced Allocation	0.10%	N/A
Growth Allocation	0.10%	N/A
Aggressive Allocation	0.10%	N/A
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.19%
Medium-Duration Bond	0.13%	0.19%
Extended-Duration Bond	0.25%	0.21%
Global Bond	0.25%	0.22%
Defensive Market Strategies	0.33%	0.28%
Equity Index	0.08%	0.01%
Value Equity	0.33%	0.25%
Growth Equity	0.33%	0.34%
Small Cap Equity	0.33%	0.60%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.43%
Emerging Markets Equity	0.33%	0.54%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.47%
b. Shareholder Servicing Fees (Affiliate)
The Board of Trustees has adopted a Shareholder Service Plan for the Investor Class of each Fund. Under this Plan, the Investor Class of each Fund was authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
GuideStone Financial Resources (or its affiliate) voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the Investor Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated with the consent of the Board of Trustees at any time.

GSCM and/or its affiliates agreed to waive shareholder service fees attributable to the Funds’ investment of cash balances in the Money Market Fund through April 30, 2019. This agreement was not renewed after April 30, 2019. The waived shareholder service fees are not available for recapture.
c. Expense Limitation (Affiliate)
The Equity Index Fund, International Equity Index Fund, and the Emerging Markets Equity Fund have entered into expense cap agreements with GSCM, pursuant to which GSCM has agreed to pay, waive or assume expenses of the Class(es) of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2020.
The Target Date Funds have entered into an expense cap agreement with GSCM, pursuant to which GSCM has agreed to pay, waive, or assume expenses of the Class(es) of the Fund (excluding extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2020.
In addition, the Adviser agreed to pay, waive or assume expenses to the extent needed to limit total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, expenses on securities sold short, and extraordinary expenses) to 1.28% for the Institutional Class and 1.53% for the Investor Class of the Strategic Alternatives Fund through April 30, 2019. The Expense Caps were as follows:
	For the Period January 1, 2019 to April 30, 2019		For the Period May 1, 2019 to December 31, 2019
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	0.50%	0.75%	0.50%	0.75%
MyDestination 2025	0.50%	0.75%	0.50%	0.75%
MyDestination 2035	0.50%	0.75%	0.50%	0.75%
MyDestination 2045	0.50%	0.75%	0.50%	0.75%
MyDestination 2055	0.50%	0.75%	0.50%	0.75%
Equity Index	0.15%	N/A	0.15%	N/A
International Equity Index	0.22%	N/A	0.22%	N/A
Emerging Markets Equity	1.32%	1.57%	1.32%	1.57%
Strategic Alternatives	1.28%	1.53%	N/A	N/A
Each Fund in turn agreed to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation in place during the year in which (1) GSCM incurred or waived the operating expenses, or (2) during the year in which the reimbursement would be made, whichever is lower, and provided further that no amount will be reimbursed by the respective class of that Fund more than three years after the year in which it was incurred or waived.
For those funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at December 31, 2019 are as follows:
	Institutional Class			Investor Class
Fund	2020	2021	2022	2020	2021	2022
MyDestination 2015	$ —	$23,338	$ 85,750	$ 30,638	$106,157	$356,438

	Institutional Class			Investor Class
Fund	2020	2021	2022	2020	2021	2022
MyDestination 2025	$ —	$34,998	$107,568	$ —	$139,632	$352,125
MyDestination 2035	—	13,410	4,396	24,128	39,969	—
MyDestination 2045	—	6,432	1,806	59,007	26,433	—
MyDestination 2055	28,120	27,146	22,333	110,489	90,006	40,211
Equity Index	—	—	—	N/A	N/A	N/A
International Equity Index	—	—	79,832	N/A	N/A	N/A
Emerging Markets Equity	—	—	—	77,711	—	—
d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statement of Operations under the heading “Fees Paid Indirectly.”
Fund	Expenses Paid Through Brokerage Service Agreements
Value Equity	$15,665
Growth Equity	20,700
Small Cap Equity	45,109
Emerging Markets Equity	924
Global Real Estate Securities	22,894
e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.004% and 0.0225% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.

f. Investments in Affiliates
The Target Date and Target Risk Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Target Risk Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2019, the Target Date and Target Risk Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Money Market	0.61%	1.79%	1.79%	1.35%	0.42%
Low-Duration Bond	10.20	8.07	—	—	—
Medium-Duration Bond	9.47	20.10	9.30	3.21	0.68
Global Bond	11.07	17.89	6.79	2.35	0.49
Defensive Market Strategies	5.80	12.38	4.42	2.73	0.86
Equity Index	5.31	16.11	16.11	14.55	4.76
Small Cap Equity	1.91	5.73	5.64	5.14	1.68
International Equity Index	9.03	27.07	27.45	24.75	8.10
Emerging Markets Equity	3.76	10.82	10.81	9.35	3.06
Global Real Estate Securities	2.19	6.01	5.31	4.69	1.53
Strategic Alternatives	8.24	9.46	—	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Money Market	0.58%	2.51%	1.86%	1.46%
Low-Duration Bond	25.45	10.15	3.50	—
Medium-Duration Bond	3.79	20.94	7.12	—
Extended-Duration Bond	—	26.38	8.97	—
Global Bond	2.77	22.48	7.59	—
Defensive Market Strategies	3.09	13.17	4.53	—
Value Equity	2.50	14.27	19.42	23.69
Growth Equity	1.78	10.47	13.93	17.19
Small Cap Equity	1.00	5.80	7.79	9.61
International Equity	2.64	15.11	20.62	25.00
Emerging Markets Equity	1.84	10.76	14.44	17.67
Global Real Estate Securities	2.41	12.53	14.27	—
Strategic Alternatives	6.72	15.93	7.50	—

A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2019 is as follows (amounts in thousands):
	Total Value at 12/31/18	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/19	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 7,501	$ 58,662	$ 58,235	$ —	$ —	$ 7,928	$ 178	$ —
Low-Duration Bond	90,929	12,268	3,060	(10)	1,365	101,492	2,410	—
Medium-Duration Bond	152,347	15,264	7,191	(57)	8,475	168,838	4,556	2,187
Global Bond	61,290	3,034	1,299	(45)	4,597	67,577	2,347	—
Defensive Market Strategies	64,969	4,154	4,322	413	8,079	73,293	914	3,140
Equity Index	105,430	3,659	23,836	6,142	22,095	113,490	1,914	743
Small Cap Equity	9,515	425	475	(91)	2,049	11,423	14	412
International Equity Index	57,916	3,851	7,650	538	9,800	64,455	1,895	—
Emerging Markets Equity	16,267	1,279	334	—	2,842	20,054	508	—
Global Real Estate Securities	5,779	428	1,331	(48)	943	5,771	331	97
Strategic Alternatives	28,651	2,676	274	3	733	31,789	578	120
	$ 600,594	$105,700	$108,007	$ 6,845	$ 60,978	$ 666,110	$15,645	$ 6,699
MyDestination 2025
Money Market	$ 15,958	$112,000	$104,766	$ —	$ —	$ 23,192	$ 482	$ —
Low-Duration Bond	50,703	28,756	—	—	799	80,258	1,657	—
Medium-Duration Bond	299,142	56,087	13,367	(89)	16,800	358,573	9,209	4,566
Global Bond	86,074	17,515	1,025	(39)	6,679	109,204	3,612	—
Defensive Market Strategies	123,041	18,131	1,368	104	16,354	156,262	1,911	6,662
Equity Index	287,215	14,954	37,783	9,195	70,416	343,997	5,579	2,174
Small Cap Equity	26,073	3,026	307	(64)	5,513	34,241	40	1,236
International Equity Index	160,147	13,278	9,000	646	28,078	193,149	5,679	—
Emerging Markets Equity	45,929	4,636	1,000	(2)	8,118	57,681	1,462	—
Global Real Estate Securities	13,664	1,168	1,117	(51)	2,173	15,837	902	265
Strategic Alternatives	29,991	6,074	302	3	758	36,524	664	138
	$1,137,937	$275,625	$170,035	$ 9,703	$155,688	$1,408,918	$31,197	$15,041
MyDestination 2035
Money Market	$ 15,961	$100,185	$ 92,955	$ —	$ —	$ 23,191	$ 389	$ —
Medium-Duration Bond	119,714	44,864	5,572	(76)	6,891	165,821	3,935	2,070
Global Bond	28,323	11,503	662	(25)	2,311	41,450	1,299	—
Defensive Market Strategies	39,779	11,619	892	68	5,300	55,874	654	2,319
Equity Index	258,945	25,387	15,445	3,669	71,484	344,040	5,458	2,159
Small Cap Equity	23,638	6,297	1,459	(284)	5,534	33,726	40	1,217
International Equity Index	148,258	23,229	2,700	122	26,947	195,856	5,758	—
Emerging Markets Equity	42,125	8,435	658	1	7,728	57,631	1,461	—
Global Real Estate Securities	10,924	2,529	1,164	(29)	1,733	13,993	789	228
	$ 687,667	$234,048	$121,507	$ 3,446	$127,928	$ 931,582	$19,783	$ 7,993

	Total Value at 12/31/18	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/19	Dividend Income	Distributions of Realized Gains
MyDestination 2045
Money Market	$ 10,350	$ 75,272	$ 68,086	$ —	$ —	$ 17,536	$ 290	$ —
Medium-Duration Bond	43,484	16,643	5,283	(32)	2,470	57,282	1,372	714
Global Bond	10,869	3,261	616	(16)	842	14,340	449	—
Defensive Market Strategies	25,602	6,679	1,235	(9)	3,394	34,431	407	1,423
Equity Index	227,554	27,101	10,385	2,395	64,000	310,665	4,887	1,935
Small Cap Equity	21,162	5,892	957	(211)	4,802	30,688	36	1,102
International Equity Index	131,106	25,133	3,583	163	23,834	176,653	5,131	—
Emerging Markets Equity	37,403	7,133	1,557	75	6,763	49,817	1,280	—
Global Real Estate Securities	9,536	2,325	971	(33)	1,481	12,338	696	199
	$ 517,066	$169,439	$ 92,673	$ 2,332	$107,586	$ 703,750	$14,548	$ 5,373
MyDestination 2055
Money Market	$ 3,632	$ 51,226	$ 49,355	$ —	$ —	$ 5,503	$ 87	$ —
Medium-Duration Bond	8,270	5,247	1,943	43	439	12,056	281	149
Global Bond	2,129	1,104	379	(3)	167	3,018	93	—
Defensive Market Strategies	7,266	3,554	961	(11)	1,003	10,851	124	443
Equity Index	68,222	20,864	7,853	1,926	18,523	101,682	1,543	622
Small Cap Equity	6,448	3,594	1,448	47	1,403	10,044	12	354
International Equity Index	38,702	15,452	3,671	365	6,971	57,819	1,685	—
Emerging Markets Equity	11,022	4,856	1,693	206	1,915	16,306	414	—
Global Real Estate Securities	2,739	1,612	733	33	379	4,030	226	64
	$ 148,430	$107,509	$ 68,036	$ 2,606	$ 30,800	$ 221,309	$ 4,465	$ 1,632
Conservative Allocation
Money Market	$ 5,148	$ 53,889	$ 51,529	$ —	$ —	$ 7,508	$ 150	$ —
Low-Duration Bond	238,265	15,607	4,191	(39)	3,506	253,148	6,108	—
Medium-Duration Bond	65,251	3,145	4,312	(118)	3,572	67,538	1,857	869
Global Bond	16,437	683	1,379	(60)	1,238	16,919	600	—
Defensive Market Strategies	35,770	2,587	3,996	399	4,281	39,041	498	1,706
Value Equity	27,727	4,211	5,401	(1,267)	5,047	30,317	538	2,910
Growth Equity	27,943	3,595	7,268	(138)	6,255	30,387	30	2,866
Small Cap Equity	4,874	460	380	(69)	1,083	5,968	7	223
International Equity	31,119	2,744	4,642	(663)	6,049	34,607	763	983
Emerging Markets Equity	8,964	1,053	1,765	22	1,537	9,811	268	—
Global Real Estate Securities	6,156	478	1,228	(64)	1,000	6,342	362	106
Strategic Alternatives	25,384	1,131	1,228	6	652	25,945	465	96
	$ 493,038	$ 89,583	$ 87,319	$ (1,991)	$ 34,220	$ 527,531	$11,646	$ 9,759

	Total Value at 12/31/18	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/19	Dividend Income	Distributions of Realized Gains
Balanced Allocation
Money Market	$ 25,803	$119,020	$112,270	$ —	$ —	$ 32,553	$ 650	$ —
Low-Duration Bond	94,385	7,603	2,427	(15)	1,392	100,938	2,431	—
Medium-Duration Bond	349,379	26,959	21,913	(153)	19,229	373,501	10,174	4,785
Extended-Duration Bond	61,768	7,511	7,225	(727)	6,382	67,709	1,861	833
Global Bond	127,339	8,530	8,025	(234)	9,594	137,204	4,730	—
Defensive Market Strategies	149,057	9,275	11,470	1,100	18,359	166,321	2,097	7,178
Value Equity	154,535	22,575	24,706	(5,857)	26,791	173,338	3,054	16,270
Growth Equity	156,698	25,153	37,865	(1,402)	35,800	178,384	171	16,632
Small Cap Equity	27,916	3,483	2,620	(478)	6,365	34,666	42	1,287
International Equity	174,342	16,193	22,348	(3,328)	33,576	198,435	4,368	5,495
Emerging Markets Equity	46,256	5,714	2,800	31	8,141	57,342	1,454	—
Global Real Estate Securities	31,879	3,045	6,848	(240)	5,153	32,989	1,892	553
Strategic Alternatives	60,704	1,350	2,132	(1)	1,569	61,490	1,118	231
	$1,460,061	$256,411	$262,649	$(11,304)	$172,351	$1,614,870	$34,042	$53,264
Growth Allocation
Money Market	$ 18,201	$106,531	$100,626	$ —	$ —	$ 24,106	$ 524	$ —
Low-Duration Bond	31,837	3,501	1,000	1	473	34,812	837	—
Medium-Duration Bond	120,582	13,317	13,400	(79)	6,612	127,032	3,470	1,645
Extended-Duration Bond	20,717	2,921	2,520	(283)	2,192	23,027	632	287
Global Bond	42,864	3,120	2,864	(58)	3,241	46,303	1,621	—
Defensive Market Strategies	50,494	3,175	3,034	(4)	6,611	57,242	719	2,457
Value Equity	204,933	28,833	25,944	(5,625)	33,605	235,802	4,101	21,632
Growth Equity	207,087	24,100	39,189	(1,556)	46,907	237,349	228	21,873
Small Cap Equity	38,361	4,384	4,269	(783)	8,849	46,542	55	1,679
International Equity	233,648	20,209	23,512	(3,569)	43,980	270,756	5,961	7,460
Emerging Markets Equity	63,802	5,001	2,963	68	11,071	76,979	1,951	—
Global Real Estate Securities	36,475	3,779	8,045	(525)	5,889	37,573	2,148	630
Strategic Alternatives	28,127	1,221	1,150	(2)	741	28,937	526	109
	$1,097,128	$220,092	$228,516	$(12,415)	$170,171	$1,246,460	$22,773	$57,772
Aggressive Allocation
Money Market	$ 18,449	$ 81,320	$ 80,840	$ —	$ —	$ 18,929	$ 404	$ —
Value Equity	243,737	33,304	22,301	(5,067)	37,991	287,664	5,014	26,390
Growth Equity	247,815	33,178	42,452	(1,535)	55,978	292,984	280	26,867
Small Cap Equity	48,708	3,140	4,259	(1,057)	10,908	57,440	68	2,073
International Equity	273,047	22,300	14,740	(2,090)	49,781	328,298	7,227	9,072
Emerging Markets Equity	77,058	6,150	2,337	(12)	13,313	94,172	2,388	—
	$ 908,814	$179,392	$166,929	$ (9,761)	$167,971	$1,079,487	$15,381	$64,402
Low-Duration Bond
Money Market	$ 8,110	$416,864	$403,702	$ —	$ —	$ 21,272	$ 579	$ —
Medium-Duration Bond
Money Market	$ 28,981	$786,108	$758,692	$ —	$ —	$ 56,397	$ 2,083	$ —

	Total Value at 12/31/18	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/19	Dividend Income	Distributions of Realized Gains
Extended-Duration Bond
Money Market	$ 4,270	$ 81,978	$ 78,439	$ —	$ —	$ 7,809	$ 170	$ —
Global Bond
Money Market	$ 30,916	$284,386	$286,537	$ —	$ —	$ 28,765	$ 918	$ —
Defensive Market Strategies
Money Market	$ 31,395	$394,247	$357,347	$ —	$ —	$ 68,295	$ 1,424	$ —
Equity Index
Money Market	$ 83,664	$320,814	$350,594	$ —	$ —	$ 53,884	$ 1,162	$ —
Value Equity
Money Market	$ 45,945	$526,772	$543,872	$ —	$ —	$ 28,845	$ 648	$ —
Growth Equity
Money Market	$ 56,037	$523,268	$526,775	$ —	$ —	$ 52,530	$ 1,169	$ —
Small Cap Equity
Money Market	$ 16,995	$237,209	$239,309	$ —	$ —	$ 14,895	$ 471	$ —
International Equity Index
Money Market	$ 25,574	$171,449	$166,253	$ —	$ —	$ 30,770	$ 607	$ —
International Equity
Money Market	$ 60,810	$357,401	$362,153	$ —	$ —	$ 56,058	$ 1,229	$ —
Emerging Markets Equity
Money Market	$ 15,609	$160,706	$161,346	$ —	$ —	$ 14,969	$ 421	$ —
Global Real Estate Securities
Money Market	$ 4,154	$ 85,497	$ 82,590	$ —	$ —	$ 7,061	$ 154	$ —
Strategic Alternatives
Money Market	$ 10,994	$285,209	$248,049	$ —	$ —	$ 48,154	$ 534	$ —
4.  SECURITIES LENDING
Through an agreement with Northern Trust (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis and the market value of the securities loaned is determined at the close of each business day. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of Northern Trust, which invests 99.5% or more of its total assets in U.S. government securities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral, as such, this amount is not presented on the Funds’ Schedules of Investments.

Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.
At December 31, 2019, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral *
Low-Duration Bond	$ 66,802,675	$ 12,747,091	$55,958,919	$ 68,706,010
Medium-Duration Bond	30,778,152	11,821,310	20,002,584	31,823,894
Extended-Duration Bond	32,274,377	7,106,622	26,030,692	33,137,314
Global Bond	45,404,474	7,984,024	39,008,103	46,992,127
Defensive Market Strategies	28,866,008	14,427,331	15,051,560	29,478,891
Equity Index	62,105,161	59,966,350	3,543,423	63,509,773
Value Equity	18,773,934	18,153,514	993,789	19,147,303
Growth Equity	123,220,330	112,445,068	13,382,687	125,827,755
Small Cap Equity	65,077,582	53,417,191	13,044,167	66,461,358
International Equity Index	14,802,477	14,220,656	1,670,877	15,891,533
International Equity	15,991,103	12,159,436	4,448,350	16,607,786
Emerging Markets Equity	6,851,796	6,116,778	880,827	6,997,605
Global Real Estate Securities	745,279	519,230	255,671	774,901
*As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan resulting in a net amount of $0. Refer to the Fund’s Schedule of Investments for details on the securities out on loan. Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.
The Funds’ securities lending transactions are accounted for as secured borrowings and have an overnight and continuous contractual maturity. The gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019 are disclosed as “Collateral held for securities on loan, at value” on the Statements of Assets and Liabilities, where applicable.

5.  INVESTMENT TRANSACTIONS
For the year ended December 31, 2019, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$ 47,037,632	$ 49,771,215	$ —	$ —
MyDestination 2025	163,624,860	65,268,605	—	—
MyDestination 2035	133,863,963	28,552,443	—	—
MyDestination 2045	94,166,985	24,586,788	—	—
MyDestination 2055	56,283,736	18,611,720	—	—
Conservative Allocation	35,695,884	35,790,617	—	—
Balanced Allocation	137,391,470	150,379,570	—	—
Growth Allocation	113,560,655	127,889,283	—	—
Aggressive Allocation	98,072,834	86,089,365	—	—
Money Market	—	—	—	—
Low-Duration Bond	406,260,036	356,807,839	4,758,552,278	4,674,659,745
Medium-Duration Bond	385,427,133	278,540,457	7,455,718,056	7,415,773,234
Extended-Duration Bond	29,255,045	23,358,044	74,244,727	66,461,056
Global Bond	220,853,526	239,088,982	95,938,216	46,110,518
Defensive Market Strategies	496,482,626	473,045,120	—	—
Equity Index	143,559,939	30,370,864	—	—
Value Equity	1,025,375,525	1,082,363,494	—	—
Growth Equity	324,852,955	458,654,488	—	—
Small Cap Equity	450,929,755	459,424,512	—	—
International Equity Index	93,122,852	29,144,463	—	—
International Equity	677,857,857	677,192,919	—	—
Emerging Markets Equity	441,912,065	403,845,258	—	—
Global Real Estate Securities	279,517,966	279,693,166	—	—
Strategic Alternatives	800,397,054	788,079,575	57,038,273	52,330,576
6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
Year Ended 12/31/19		Year Ended 12/31/18
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	5,158,213	4,844,500	1,592,802	7,664,541
Shares reinvested	559,684	1,952,980	691,890	3,169,737
Shares redeemed	(3,068,691)	(9,086,967)	(1,692,956)	(8,305,598)
Net increase (decrease)	2,649,206	(2,289,487)	591,736	2,528,680

Year Ended 12/31/19		Year Ended 12/31/18
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2025
Shares sold	10,994,862	10,950,754	5,435,507	11,013,083
Shares reinvested	1,334,327	3,668,881	1,750,073	5,958,892
Shares redeemed	(4,977,012)	(11,030,457)	(1,496,924)	(5,621,517)
Net increase (decrease)	7,352,177	3,589,178	5,688,656	11,350,458
MyDestination 2035
Shares sold	8,627,301	9,078,117	4,259,575	7,435,946
Shares reinvested	915,016	2,121,864	1,389,913	3,995,826
Shares redeemed	(3,590,511)	(5,865,794)	(893,295)	(2,044,306)
Net increase (decrease)	5,951,806	5,334,187	4,756,193	9,387,466
MyDestination 2045
Shares sold	6,343,932	6,961,249	3,644,133	5,819,518
Shares reinvested	810,936	1,540,878	1,471,382	3,176,096
Shares redeemed	(3,384,656)	(4,302,572)	(694,206)	(1,337,921)
Net increase (decrease)	3,770,212	4,199,555	4,421,309	7,657,693
MyDestination 2055
Shares sold	2,254,239	2,980,112	1,735,905	2,251,547
Shares reinvested	231,456	410,459	349,702	593,894
Shares redeemed	(1,614,674)	(1,187,683)	(190,603)	(421,124)
Net increase (decrease)	871,021	2,202,888	1,895,004	2,424,317
Conservative Allocation
Shares sold	2,236,774	4,113,153	1,397,312	3,933,200
Shares reinvested	436,752	1,552,451	272,742	1,183,139
Shares redeemed	(1,024,764)	(6,872,227)	(1,084,008)	(5,097,960)
Net increase (decrease)	1,648,762	(1,206,623)	586,046	18,379
Balanced Allocation
Shares sold	6,029,393	4,653,123	1,247,657	3,732,737
Shares reinvested	1,971,376	6,248,266	1,212,231	4,504,896
Shares redeemed	(3,789,186)	(14,563,358)	(3,145,614)	(8,296,634)
Net increase (decrease)	4,211,583	(3,661,969)	(685,726)	(59,001)
Growth Allocation
Shares sold	3,334,747	3,143,548	584,203	2,640,443
Shares reinvested	2,260,314	6,601,445	966,710	3,155,813
Shares redeemed	(2,451,859)	(11,164,910)	(1,781,797)	(6,724,880)
Net increase (decrease)	3,143,202	(1,419,917)	(230,884)	(928,624)
Aggressive Allocation
Shares sold	3,720,629	2,481,588	472,057	2,132,753
Shares reinvested	2,225,911	7,719,037	638,095	2,666,545
Shares redeemed	(1,717,716)	(10,063,469)	(1,333,609)	(5,264,693)
Net increase (decrease)	4,228,824	137,156	(223,457)	(465,395)

Year Ended 12/31/19		Year Ended 12/31/18
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Money Market
Shares sold	4,301,371,523	372,222,653	1,748,822,489	4,746,224,687
Shares reinvested	4,362,064	7,235,378	2,208,187	5,445,866
Shares redeemed	(4,243,079,202)	(395,729,389)	(1,178,447,349)	(5,238,005,118)
Net increase (decrease)	62,654,385	(16,271,358)	572,583,327	(486,334,565)
Low-Duration Bond
Shares sold	12,551,013	2,530,141	7,598,064	2,461,282
Shares reinvested	1,315,187	408,076	1,120,581	496,739
Shares redeemed	(2,665,469)	(8,680,164)	(7,437,019)	(3,068,194)
Net increase (decrease)	11,200,731	(5,741,947)	1,281,626	(110,173)
Medium-Duration Bond
Shares sold	13,540,278	4,682,843	16,940,380	3,332,425
Shares reinvested	3,796,051	738,258	2,434,579	461,492
Shares redeemed	(6,207,432)	(3,889,971)	(9,644,859)	(3,137,711)
Net increase (decrease)	11,128,897	1,531,130	9,730,100	656,206
Extended-Duration Bond
Shares sold	1,144,874	2,164,773	449,708	796,153
Shares reinvested	273,186	268,885	270,425	237,241
Shares redeemed	(869,183)	(2,073,902)	(1,081,183)	(1,297,143)
Net increase (decrease)	548,877	359,756	(361,050)	(263,749)
Global Bond
Shares sold	7,165,911	3,993,143	7,558,859	2,522,405
Shares reinvested	1,668,672	370,923	1,386,648	379,119
Shares redeemed	(4,101,504)	(4,325,191)	(5,259,775)	(2,836,189)
Net increase (decrease)	4,733,079	38,875	3,685,732	65,335
Defensive Market Strategies
Shares sold	5,887,780	10,224,002	8,509,401	7,339,280
Shares reinvested	3,346,366	1,808,567	3,377,339	1,751,027
Shares redeemed	(4,354,794)	(8,025,323)	(3,671,181)	(6,948,280)
Net increase (decrease)	4,879,352	4,007,246	8,215,559	2,142,027
Equity Index
Shares sold	5,273,559	2,798,001	26,415,319	2,666,638
Shares reinvested	950,842	376,640	635,988	329,987
Shares redeemed	(4,085,318)	(3,070,984)	(3,267,111)	(2,013,706)
Net increase (decrease)	2,139,083	103,657	23,784,196	982,919
Value Equity
Shares sold	1,776,842	1,533,095	2,427,541	1,334,212
Shares reinvested	4,805,181	2,153,966	7,299,082	3,388,630
Shares redeemed	(4,726,326)	(3,533,365)	(17,432,247)	(2,197,442)
Net increase (decrease)	1,855,697	153,696	(7,705,624)	2,525,400

Year Ended 12/31/19		Year Ended 12/31/18
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Growth Equity
Shares sold	2,648,920	2,755,516	2,611,117	3,989,703
Shares reinvested	3,361,800	2,756,872	5,525,364	4,664,964
Shares redeemed	(6,050,380)	(5,306,239)	(18,178,641)	(2,790,036)
Net increase (decrease)	(39,660)	206,149	(10,042,160)	5,864,631
Small Cap Equity
Shares sold	2,806,216	1,842,795	1,854,040	2,279,150
Shares reinvested	813,704	611,340	3,707,989	3,486,885
Shares redeemed	(1,738,011)	(3,764,720)	(1,926,065)	(2,234,624)
Net increase (decrease)	1,881,909	(1,310,585)	3,635,964	3,531,411
International Equity Index
Shares sold	7,423,012		41,656,032
Shares reinvested	1,904,082		856,762
Shares redeemed	(2,703,988)		(973,357)
Net increase (decrease)	6,623,106		41,539,437
International Equity
Shares sold	4,636,440	3,794,260	7,425,117	2,175,172
Shares reinvested	3,415,346	1,187,097	8,296,428	2,899,478
Shares redeemed	(5,939,356)	(3,802,408)	(29,345,787)	(2,778,019)
Net increase (decrease)	2,112,430	1,178,949	(13,624,242)	2,296,631
Emerging Markets Equity
Shares sold	4,547,780	2,102,847	7,175,778	4,062,973
Shares reinvested	1,150,802	160,273	290,286	22,294
Shares redeemed	(2,152,678)	(2,318,633)	(2,936,797)	(5,166,585)
Net increase (decrease)	3,545,904	(55,513)	4,529,267	(1,081,318)
Global Real Estate Securities
Shares sold	2,054,553	2,974,207	1,352,089	1,058,826
Shares reinvested	1,142,558	726,106	656,128	386,397
Shares redeemed	(2,674,346)	(2,791,652)	(713,302)	(2,238,944)
Net increase (decrease)	522,765	908,661	1,294,915	(793,721)
Strategic Alternatives
Shares sold	3,452,292	1,225,099	3,454,216	2,383,652
Shares reinvested	716,595	105,265	694,201	124,486
Shares redeemed	(4,070,510)	(2,549,140)	(1,713,511)	(1,568,326)
Net increase (decrease)	98,377	(1,218,776)	2,434,906	939,812
7.  BANK BORROWINGS
On November 23, 2016, the Funds entered into a Line of Credit Agreement with Northern Trust. The terms of the credit agreement permitted the Funds to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund was individually, and not jointly, liable for its particular advances, if any, under the line of credit. Interest was charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also paid a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum.
On November 20, 2019, the Funds renewed their Line of Credit Agreement with Northern Trust. The terms of the credit agreement are the same as those above, and the agreement will expire on November 18, 2020.
No Funds borrowed for the year ended December 31, 2019, and there were no outstanding loans at December 31, 2019.
8.  FEDERAL INCOME TAXES
Each Fund has elected to be treated as and intends to qualify as a regulated investment company each year by complying with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2016 through year ended December 31, 2019) remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.
The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the years ended December 31, 2019 and December 31, 2018, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2019	$16,670,062	$ 9,643,245	$—	$ 26,313,307
	2018	22,803,959	14,085,921	—	36,889,880
MyDestination 2025	2019	33,763,974	18,708,958	—	52,472,932
	2018	33,986,791	38,055,961	—	72,042,752
MyDestination 2035	2019	20,667,946	10,532,737	—	31,200,683
	2018	22,165,480	25,579,129	—	47,744,609

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2045	2019	$14,714,829	$ 8,586,521	$—	$ 23,301,350
	2018	15,798,135	23,490,194	—	39,288,329
MyDestination 2055	2019	4,672,156	4,193,333	—	8,865,489
	2018	4,222,783	6,934,772	—	11,157,555
Conservative Allocation	2019	10,900,966	12,236,121	—	23,137,087
	2018	15,397,717	437,488	—	15,835,205
Balanced Allocation	2019	34,502,761	66,794,786	—	101,297,547
	2018	59,404,751	3,908,455	—	63,313,206
Growth Allocation	2019	19,999,040	89,559,476	—	109,558,516
	2018	41,898,996	3,525,774	—	45,424,770
Aggressive Allocation	2019	11,003,181	107,448,362	—	118,451,543
	2018	31,324,625	3,691,707	—	35,016,332
Money Market	2019	27,768,702	—	—	27,768,702
	2018	18,097,193	—	—	18,097,193
Low-Duration Bond	2019	23,248,543	—	—	23,248,543
	2018	21,597,150	—	—	21,597,150
Medium-Duration Bond	2019	59,270,742	8,895,418	—	68,166,160
	2018	41,568,447	—	—	41,568,447
Extended-Duration Bond	2019	7,545,607	2,246,414	—	9,792,021
	2018	6,878,837	1,763,567	—	8,642,404
Global Bond	2019	20,221,476	—	—	20,221,476
	2018	17,233,962	—	—	17,233,962
Defensive Market Strategies	2019	29,152,022	39,137,230	—	68,289,252
	2018	23,181,404	39,872,400	—	63,053,804
Equity Index	2019	36,174,047	9,614,945	—	45,788,992
	2018	21,300,972	6,035,838	—	27,336,810
Value Equity	2019	20,124,546	112,001,078	—	132,125,624
	2018	38,627,518	153,636,772	—	192,264,290
Growth Equity	2019	5,232,310	151,896,069	—	157,128,379
	2018	5,401,351	221,388,439	—	226,789,790
Small Cap Equity	2019	746,585	21,320,019	—	22,066,604
	2018	16,705,821	80,730,527	—	97,436,348
International Equity Index	2019	20,799,847	—	—	20,799,847
	2018	7,738,165	—	—	7,738,165
International Equity	2019	28,005,024	36,195,026	—	64,200,050
	2018	27,909,942	107,935,276	—	135,845,218
Emerging Markets Equity	2019	13,250,595	—	—	13,250,595
	2018	2,656,034	—	—	2,656,034
Global Real Estate Securities	2019	19,123,112	—	—	19,123,112
	2018	9,704,770	—	—	9,704,770
Strategic Alternatives	2019	6,848,636	1,494,225	—	8,342,861
	2018	7,693,005	367,373	—	8,060,378

At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Qualified Late Year Losses	Net Unrealized Appreciation Depreciation
MyDestination 2015	$ 197,110	$ 6,052,434	$ —	$ 28,492,581
MyDestination 2025	516,652	10,983,516	—	78,826,976
MyDestination 2035	446,256	5,652,789	—	67,422,830
MyDestination 2045	373,477	3,968,517	—	57,722,245
MyDestination 2055	181,517	1,318,807	—	15,293,288
Conservative Allocation	391,964	7,759,497	—	2,382,374
Balanced Allocation	2,582,277	41,308,540	—	(7,952,832)
Growth Allocation	3,670,726	46,298,051	—	(33,363,339)
Aggressive Allocation	3,405,012	56,670,525	—	(48,138,159)
Money Market	27,605	—	—	—
Low-Duration Bond	574,297	(11,833,764)	—	5,018,412
Medium-Duration Bond	965,559	—	(15,200,232)	49,607,755
Extended-Duration Bond	201,269	1,233,111	—	15,337,731
Global Bond	595,912	3,452,155	(7,368,945)	7,326,049
Defensive Market Strategies	3,272,758	3,028,972	—	170,706,701
Equity Index	1,915,955	5,047,222	—	639,999,229
Value Equity	10,359,660	5,328,149	—	142,318,422
Growth Equity	1,828,089	26,326,334	—	557,061,174
Small Cap Equity	137,676	7,359,532	—	31,978,201
International Equity Index	521,207	(2,197,388)	—	40,295,769
International Equity	959,069	1,905,316	—	77,881,477
Emerging Markets Equity	1,986,484	(9,186,630)	—	42,658,732
Global Real Estate Securities	3,177,936	—	—	9,268,507
Strategic Alternatives	433,684	39,191	—	2,709,205
For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers were as follows as of December 31, 2019:
Fund	Unlimited
Low-Duration Bond	$11,833,764
International Equity Index	2,197,388
Emerging Markets Equity	9,186,630
During the year ended December 31, 2019, the following Fund utilized capital loss carryforwards to offset capital gains:
Fund	Carryforward Utilized
Low-Duration Bond	$ 3,025,178
Medium-Duration Bond	21,420,689
Global Bond	4,096,517
International Equity Index	1,772,616
Global Real Estate Securities	4,140,771

The Funds have elected to defer qualified late-year losses in accordance with the federal income tax rules. These losses are treated as having arisen on the first day of the following year. Capital losses were incurred from November 1, 2019 through December 31, 2019. The deferral amount impacting ordinary income were from specified losses incurred from November 1, 2019 through December 31, 2019.
Fund	Capital	Ordinary Income	Total
Medium-Duration Bond	$15,200,232	$ —	$15,200,232
Global Bond	—	7,368,945	7,368,945
At December 31, 2019, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2015	$ 637,816,467	$ 28,492,581	$ 28,891,381	$ (398,800)
MyDestination 2025	1,330,687,929	78,826,976	80,535,656	(1,708,680)
MyDestination 2035	864,905,179	67,422,832	68,320,670	(897,838)
MyDestination 2045	646,674,237	57,722,245	58,505,105	(782,860)
MyDestination 2055	206,216,020	15,293,289	15,681,103	(387,814)
Conservative Allocation	525,247,931	2,382,377	5,355,820	(2,973,443)
Balanced Allocation	1,623,817,707	(7,952,829)	21,372,516	(29,325,345)
Growth Allocation	1,280,718,477	(33,363,338)	26,542,206	(59,905,544)
Aggressive Allocation	1,128,719,424	(48,138,158)	26,363,468	(74,501,626)
Money Market	1,303,300,637	—	—	—
Low-Duration Bond	1,117,330,738	4,847,093	7,655,131	(2,808,038)
Medium-Duration Bond	1,890,189,666	49,177,803	61,840,231	(12,662,428)
Extended-Duration Bond	267,453,638	15,336,909	18,081,986	(2,745,077)
Global Bond	640,640,212	7,179,659	25,940,763	(18,761,104)
Defensive Market Strategies	1,105,126,659	170,704,472	176,746,988	(6,042,516)
Equity Index	1,500,770,882	639,999,228	679,406,383	(39,407,155)
Value Equity	1,072,837,430	142,318,422	162,921,242	(20,602,820)
Growth Equity	1,157,139,567	557,061,174	571,188,996	(14,127,822)
Small Cap Equity	577,223,920	31,978,200	64,814,365	(32,836,165)
International Equity Index	668,062,068	40,242,838	75,975,174	(35,732,336)
International Equity	1,222,092,325	78,411,058	158,573,319	(80,162,261)
Emerging Markets Equity	489,290,227	42,777,128	57,621,769	(14,844,641)
Global Real Estate Securities	253,632,285	9,261,302	12,121,328	(2,860,026)
Strategic Alternatives	350,379,774	2,650,331	4,778,819	(2,128,488)
The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales and investments in PFIC’s, partnerships, swaps and other securities with book and tax cost differences.

At December 31, 2019, paid-in-capital, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses. The following amounts were reclassified within the capital accounts:
Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2015	$ —	$ 2,501,262	$ (2,501,262)
MyDestination 2025	—	5,501,564	(5,501,564)
MyDestination 2035	—	2,758,133	(2,758,133)
MyDestination 2045	—	1,589,974	(1,589,974)
MyDestination 2055	—	460,678	(460,678)
Conservative Allocation	—	1,185,141	(1,185,141)
Balanced Allocation	—	6,164,395	(6,164,395)
Growth Allocation	—	3,026,249	(3,026,249)
Aggressive Allocation	—	781,914	(781,914)
Money Market	—	22,056	(22,056)
Low-Duration Bond	—	1,592,380	(1,592,380)
Medium-Duration Bond	—	(1,468,433)	1,468,433
Extended-Duration Bond	—	(79,995)	79,995
Global Bond	850	(10,902,840)	10,901,990
Defensive Market Strategies	—	795,827	(795,827)
Equity Index	—	251,453	(251,453)
Value Equity	(39,192)	911,551	(872,359)
Growth Equity	—	553,786	(553,786)
Small Cap Equity	—	88,607	(88,607)
International Equity Index	—	37,468	(37,468)
International Equity	—	(642,212)	642,212
Emerging Markets Equity	—	6,090,604	(6,090,604)
Global Real Estate Securities	—	5,970,825	(5,970,825)
Strategic Alternatives	1,022	488,957	(489,979)
Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.
9.  MARKET AND CREDIT RISK
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).
Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.
If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Each Fund may face potential risks associated with the United Kingdom’s decision to leave the European Union (the “EU”). In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British Pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The United Kingdom officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. Brexit created and may continue to create an uncertain political and economic environment in the United Kingdom and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.
The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.
10. RECENT PRONOUNCEMENTS
In March 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08"), "Premium Amortization on Purchased Callable Debt Securities", which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2018-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of ASU 2019-08 and there is no material impact to the financial statements.
In August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), "Disclosure Framework -- Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of the Accounting Standards Codification 820 ("ASC 820"). The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of the ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.
11. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.
12. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of GuideStone Funds and Shareholders of MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund (constituting GuideStone Funds, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 27, 2020
We have served as the auditor of one or more investment companies in GuideStone Funds since 2001.

NOTICE TO SHAREHOLDERS (Unaudited)
Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2019, the Funds hereby designate the following dividends and distributions paid by each of the Funds:
Fund	Ordinary Income	Long-Term Capital Gain (20% rate)	Return of Capital
MyDestination 2015	$ 16,670,062	$ 9,643,245	$ —
MyDestination 2025	33,763,974	18,708,958	—
MyDestination 2035	20,667,946	10,532,737	—
MyDestination 2045	14,714,829	8,586,521	—
MyDestination 2055	4,672,156	4,193,333	—
Conservative Allocation	10,900,966	12,236,121	—
Balanced Allocation	34,502,761	66,794,786	—
Growth Allocation	19,999,040	89,559,476	—
Aggressive Allocation	11,003,181	107,448,362	—
Money Market	27,768,702	—	—
Low-Duration Bond	23,248,543	—	—
Medium-Duration Bond	59,270,742	8,895,418	—
Extended-Duration Bond	7,545,607	2,246,414	—
Global Bond	20,221,476	—	—
Defensive Market Strategies	29,152,022	39,137,230	—
Equity Index	36,174,047	9,614,945	—
Value Equity	20,124,546	112,001,078	—
Growth Equity	5,232,310	151,896,069	—
Small Cap Equity	746,585	21,320,019	—
International Equity Index	20,799,847	—	—
International Equity	28,005,024	36,195,026	—
Emerging Markets Equity	13,250,595	—	—
Global Real Estate Securities	19,123,112	—	—
Strategic Alternatives	6,848,636	1,494,225	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)
The following percentages of ordinary income dividends paid for the year ended December 31, 2019, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.
Fund	Qualified Dividend Income	Qualified Short Term
MyDestination 2015	30.23%	— %
MyDestination 2025	41.87%	— %
MyDestination 2035	62.41%	— %
MyDestination 2045	77.22%	— %
MyDestination 2055	78.02%	— %
Conservative Allocation	18.98%	— %
Balanced Allocation	31.97%	— %
Growth Allocation	64.53%	— %
Aggressive Allocation	100.00%	— %
Global Bond	2.52%	— %
Defensive Market Strategies	84.40%	— %
Equity Index	100.00%	17.69%
Value Equity	100.00%	— %
Growth Equity	100.00%	100.00%
Small Cap Equity	100.00%	100.00%
International Equity Index	90.87%	— %
International Equity	100.00%	— %
Emerging Markets Equity	74.50%	— %
Global Real Estate Securities	7.56%	— %
Strategic Alternatives	8.21%	— %

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

NOTICE TO SHAREHOLDERS (Continued)
The following Funds made capital gain distributions in the year ended December 31, 2019, and hereby designated these long-term capital gain distributions as follows:
Fund	Long Term Capital Gain Rate
MyDestination 2015	$0.1560
MyDestination 2025	0.1440
MyDestination 2035	0.1208
MyDestination 2045	0.1259
MyDestination 2055	0.2758
Conservative Allocation	0.2786
Balanced Allocation	0.5363
Growth Allocation	0.9673
Aggressive Allocation	1.3349
Medium-Duration Bond	0.0772
Extended-Duration Bond	0.1613
Defensive Market Strategies	0.3552
Equity Index	0.1287
Value Equity	1.9414
Growth Equity	2.1707
Small Cap Equity	0.5801
International Equity	0.3993
Strategic Alternatives	0.0390

GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the six-months ended December 31, 2019, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.
During the six-months ended December 31, 2019, GuideStone Financial Resources approved by written consent in lieu of a shareholder meeting, dated September 25, 2019, the election of Ronald D. Murff as an Independent Trustee of the Trust.

FUND MANAGEMENT (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. This information is current as of January 1, 2020. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Credit Officer, First National Bank of PA, 2014 – present.	24	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Certified Public Accountant, 1987 – present.	24	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – 2015.	24	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Chief Executive Officer, INEA International/VHSC Cement, 2015 – 2017.	24	None
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	24	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	24	None
INTERESTED TRUSTEES[3]
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	24	None
John R. Morris (1938) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2017	Vice President and Broker-in-Charge, Hound Ears Club, Inc., 2010 – present.	24	None

FUND MANAGEMENT (Continued)
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
OFFICERS WHO ARE NOT TRUSTEES[4]
Ron W. Bass (1966) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and AML Officer	Since 2009	Director of Asset Management Compliance, GuideStone Financial Resources, June 2009 – present.	N/A	N/A
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A
Matt L. Peden (1967) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Strategic Investment
Officer, GuideStone Financial Resources, 2016
– present; Global Investment Strategist,
GuideStone Financial Resources, 2015 – 2016;
Investment Strategist, Westwood Holdings
		Group, 2003 – 2015.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Legal Officer and Secretary	Since 2017	Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – present; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 – 2015.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
1  Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.
2  Directorships not included in the GuideStone Funds complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3  Dr. Hahn and Mr. Morris are Interested Trustees of the Trust due to their positions on the Board of Trustees of GuideStone Financial Resources. In addition, Mr. Morris serves on the Board of GuideStone Investment Services and GuideStone Resource Management, Inc., the manager/member and member, respectively, of the Adviser.
4  The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its "shadow NAV" or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q (or as an exhibit to its reports on Form N-Q's successor form, Form N-PORT). GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain the Form N-Q and Form N-PORT filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF EXISTING ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management, LLC (the “Adviser” or “GSCM”) and the Trust on behalf of the Target Date, Target Risk (formerly referred to as, “Asset Allocation Funds”) and Select Funds (each, a “Fund,” and together, the “Funds”) (the “Advisory Agreement”); (ii) the existing sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund (except as noted below); and (iii) the sub-advisory agreement among the Adviser, Parametric Portfolio Associates LLC (“Parametric”) and the Trust on behalf of each Fund participating in the cash overlay program (“Cash Overlay Program”) (the agreements covered by items ii and iii referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements (each, an “Agreement,” and collectively, the “Agreements”) were approved for an additional one-year term, at a meeting of the Board held on September 12-13, 2019 (the “September Meeting”). The Board’s decision to approve the Agreements reflects the exercise of its reasonable business judgment to continue each Agreement. In approving the continuation of the Agreements, the Board considered with the assistance and advice of counsel to the Independent Trustees (“Independent Counsel”) and counsel to the Trust, information provided by the Adviser, each applicable sub-adviser and a consulting firm engaged by the Trust. Because the Board had approved them for an initial two-year term within the last two years, the following agreements were not subject to annual renewal at the September Meeting: (i) the sub-advisory agreement with Weiss Multi-Strategy Advisers LLC on behalf of the Strategic Alternatives Fund (“SAF”); (ii) the sub-advisory agreement with American Century Investment Management, Inc. on behalf of the Value Equity Fund (“VEF”); (iii) the sub-advisory agreement with Jacobs Levy Equity Management, Inc. on behalf of the Small Cap Equity Fund (“SCEF”); (iv) the sub-advisory agreement with Delaware Investments Fund Advisers on behalf of the SCEF; and (v) the sub-advisory agreement with WCM Investment Management, LLC on behalf of the International Equity Fund (“IEF”).
The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the personnel resources of the Adviser and sub-advisers; (ii) the experience and expertise of the Adviser and sub-advisers; (iii) the financial capabilities and resources of the Adviser and sub-advisers; (iv) the compliance procedures and histories of the Adviser and sub-advisers; (v) the performance of the Funds or portfolio accounts in comparison to relevant benchmarks, peer universes of similarly managed funds and/or the sub-advisers’ other clients; (vi) the amount of the contractual advisory fees in comparison to similarly managed funds and/or the sub-advisers’ other clients and the effect of any fee waiver and expense reimbursement arrangements; (vii) the total expenses of the Funds in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser and, to the extent available, of sub-advisers with respect to the Funds or portfolio accounts and their overall businesses, as well as the effect of fee waivers and expense caps on profitability levels; (ix) the extent of any economies of scale and whether the fee structures reflect such economies of scale through breakpoints or effectively do so as a result of recent reductions in fee levels; (x) the existence of any collateral benefits realized by the Adviser or sub-advisers, such as affiliated brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the Funds resulting from relationships with the Adviser or sub-advisers. In addition, with respect to the Funds that utilize a multi-manager approach (i.e., the Fund is advised by multiple sub-advisers), the Board considered the ongoing role each sub-adviser plays in the overall structure of the Fund’s portfolio, including how each sub-adviser’s strategy complements the strategies of the other sub-advisers.
In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of each Agreement is in the best interests of the applicable Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and then each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about itself and each Target Date Fund, Target Risk Fund, Select Fund and applicable sub-advisory firm prior to and during the September Meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the September Meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with Independent Counsel, as did the Investment Management Committee of the Board (“IMC”), to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.
BOARD APPROVAL OF CONTINUATION OF THE ADVISORY AGREEMENT WITH GSCM
In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the September Meeting, the presentations made during the September Meeting and the comprehensive discussions during the September Meeting, including the discussions between the Independent Trustees and Independent Counsel during executive sessions. The Board also considered the IMC’s review of information related to the Advisory Agreement, questions submitted by the IMC to the Adviser and Trust management regarding GSCM, GSCM’s and/or Trust Management’s responses to those questions and recommendations made by the IMC.
The Board examined the nature, extent and quality of the services to be provided by GSCM to each of the Funds. The Board evaluated GSCM’s experience serving as the investment adviser to the Trust and each of its Funds, including GSCM’s experience overseeing and managing the allocation of each Fund’s assets among the Trust’s sub-advisers, continually reviewing the investment performance of each Fund, continually reviewing the nature and quality of the services provided by the Trust’s sub-advisers and recommending changes to the Trust’s sub-advisers and the allocation of each Select Fund’s assets among their applicable sub-advisers, as and when appropriate, and potentially directly managing Fund investments. With respect to the Target Date Funds and the Target Risk Funds, the Board evaluated the nature, extent and quality of the services that GSCM provides that are in addition to, rather than duplicative of, services provided to any underlying Select Fund. Specifically, the Board evaluated GSCM’s services in determining the glide path or the asset mix for each Fund and selecting the specific underlying Select Funds in which to invest, as well as rebalancing services. The Board considered the experience of key personnel at GSCM providing investment management services to the Trust and to each Fund as well as the administrative services provided to the Trust, the systems used by such persons and the ability of GSCM to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of GSCM. The Board also considered the terms of the Advisory Agreement and the responsibilities that GSCM has as investment adviser to each of the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives and oversight of general Fund compliance, including compliance with the faith-based investing (“FBI”) policies and restrictions and Board directives. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of GSCM’s services based on its experience, personnel, operations and resources. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
The Board considered the advisory fees for each of the Funds under the Advisory Agreement, as well as each Fund’s total management fees. The Board examined fee information for each Select Fund, as compared to other funds in each Select Fund’s asset-stratified peer group for the Investor Class, based on information provided by an outside consulting firm as of June 30, 2019. The Board took into account that this comparison of the management fees, not inclusive of any fee waiver or expense reimbursements, ranked the Global Real Estate Securities (“GRESF”), Money Market (“MMF”), Low-Duration Bond (“LDBF”), Medium-Duration Bond (“MDBF”), Global Bond (“GBF”) and Equity Index (“EIF”) Funds in the first quartile; the Strategic Alternatives (“SAF”), Value Equity (“VEF”), Growth Equity (“GEF”) and Emerging Markets Equity (“EMEF”) Funds in the

second quartile; the Extended-Duration Bond (“EDBF”), International Equity (“IEF”) and Defensive Market Strategies (“DMSF”) Funds in the third quartile; and the SCEF in the fourth quartile.
The Board also evaluated the total expense ratios for other funds in each Select Fund’s asset-stratified peer group for the Investor Class based on information provided by an outside consulting firm as of June 30, 2019, and determined that each Select Fund’s total expense ratio, net of any fee waiver or expense reimbursement and acquired fund fees and expenses, was lower than the median total expense ratio for such other funds, with the exception of the EDBF, SCEF, IEF and EMEF. The Board considered that the total expense ratio for the SCEF, IEF and EMEF ranked in the third quartile, and that the EDBF ranked in the fourth quartile, among similar funds at similar asset levels.
The Board also examined the fee information for each Select Fund, as compared to other funds in each Select Fund’s broad peer group for the Investor Class, based on information provided by an outside consulting firm as of June 30, 2019. The Board determined that this comparison of the management fees, not inclusive of any fee waiver or expense reimbursement, ranked the MMF and GRESF in the first quartile; the LDBF, MDBF, GBF, SAF, EIF, VEF, GEF and EMEF in the second quartile; the EDBF, DMSF, IEF and SCEF in the third quartile; and no Select Fund in the fourth quartile.
The Board also evaluated the total expense ratios for other funds in each Select Fund’s broad peer group for the Institutional Class and determined that each Select Fund’s total expense ratio, net of any fee waiver or expense reimbursement and acquired fund fees and expenses, was lower than the median total expense ratio for such other funds, except for the SCEF, International Equity Index Fund, IEF and EMEF. The Board considered that the total expense ratios for the SCEF, International Equity Index Fund and IEF ranked in the third quartile and the EMEF ranked in the fourth quartile.
The Board also examined fee and expense information for the Target Date Funds and the Target Risk Funds, as compared to other funds in these Funds’ asset-stratified peer groups for both the Institutional and Investor Classes, based on information provided by an outside consulting firm as of June 30, 2019. The Board determined that the management fees, not inclusive of any fee waiver or expense reimbursement, and the total expense ratios, net of any fee waiver or reimbursement and acquired fund fees and expenses, for each Target Date Fund were lower than the median for the Investor Class and higher than the median for the Institutional Class for such other mutual funds with similar asset levels. For the Target Risk Funds, the Board determined that the management fees, and the total expense ratios, net of acquired fund fees and expenses, for each Target Risk Fund for the Institutional and Investor Classes were lower than the median for other mutual funds in each Target Risk Fund’s respective asset-stratified peer group.
The Board examined the performance information for the Investor Class of the actively managed Select Funds compared to Morningstar peers based on information provided by an outside consulting firm, specifically the average annual total returns for the three-, five- and 10-year periods ended June 30, 2019. For the three-year average annual total returns for the period ended June 30, 2019, the Board noted that the GBF, GEF, DMSF and IEF ranked in the first quartile; the MMF, SCEF and MDBF ranked in the second quartile; the LDBF, VEF and GRESF ranked in the third quartile; and that the EDBF and EMEF ranked in the fourth quartile.
For the five-year average annual total returns for the period ended June 30, 2019, the Board noted that the EDBF, GBF, DMSF and IEF ranked in the first quartile; the MMF, GRESF, MDBF, SCEF and GEF ranked in the second quartile; the LDBF and VEF ranked in the third quartile; and the EMEF ranked in the fourth quartile.
For the 10-year average annual total returns for the period ended June 30, 2019, the Board noted that the EDBF, GEF, GBF and GRESF ranked in the first quartile; the MMF, SCEF, MDBF, VEF and IEF ranked in the second quartile; the LDBF ranked in the third quartile; and no Select Fund ranked in the fourth quartile.
The Board examined the performance information included in the meeting materials for the Investor Class of each Target Date Fund and Target Risk Fund compared to Morningstar peers based on information provided by an outside consulting firm, specifically the average annual total returns for the three-, five- and 10-year periods ended June 30, 2019. Among Morningstar peers, the Board noted that the Conservative Allocation Fund ranked in the second quartile for the three-year period and in the fourth quartile for the five- and 10-year periods; the Balanced Allocation Fund ranked in the first quartile for the three-year period, the second quartile for the 10-year period and the third quartile for the five-year period; the Growth Allocation Fund ranked in the second quartile for the three-year period, the third quartile for the five-year period and the fourth quartile for the 10-year period; and the Aggressive Allocation Fund ranked in the second quartile for the three-, five- and 10-year periods.
The Board also noted that among Morningstar peers, the MyDestination 2015 Fund ranked in the third quartile for the 10-year period and the fourth quartile for the three- and five-year periods; the MyDestination 2025 Fund ranked in the second quartile for the three- and 10-year periods and in the third quartile for the five-year period; the MyDestination 2035 Fund ranked in the second quartile for the three-year period, the third quartile for the 10-year period and in the fourth quartile for the five-year period; the MyDestination 2045 Fund ranked in the second quartile for the three- and 10-year periods and in the fourth quartile for the five-year period; and the MyDestination 2055 Fund ranked in the first quartile for the three-year period and in the fourth quartile for the five-year period. The Board recognized that the inception date of the MyDestination 2055 Fund was in 2012, and therefore the Fund did not have a 10-year performance history.
The Board considered the costs to GSCM of serving as the investment adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the revenues that GSCM received for serving as the investment adviser to the Funds and the fact that any profit realized by GSCM is forwarded to GuideStone Financial Resources of the Southern Baptist Convention, which for many years had operated at a deficit with respect to the Trust. The Board also considered the profitability information for GSCM, first, without taking into account sub-advisory fees, and second, taking into account sub-advisory fees. The Board considered whether any direct or indirect collateral benefits inured to either GSCM or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with GSCM’s services appeared reasonable.
The Board also considered the extent to which the advisory fees to be paid to the Adviser reflected economies of scale, taking into account the nature and extent of the services provided by the Adviser, including multi-manager structure of the Funds. The Board noted that only certain Funds are subject to an expense cap. The Board considered the amount of any fees waived by GSCM for each applicable Fund and the total amount of fees waived for the Trust as a whole during the past year. The Board also noted that the total expense ratios for the EDBF, SCEF, IEF and EMEF, net of any fee waiver and expense reimbursement and acquired fund fees and expenses, if applicable, were higher than the median total expense ratio for other similar funds at the same asset levels for the Investor Class as of June 30, 2019.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to GSCM by each Fund was fair and reasonable in light of the services to be performed, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of the Advisory Agreement for each Fund is in the best interests of each Fund and its shareholders.
BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM
In considering the existing Sub-Advisory Agreements being presented for renewal, the Board took into account the materials provided prior to and during the September Meeting, the presentations made during the September Meeting and the extensive discussions during the September Meeting, including the discussions the Independent Trustees had during their executive sessions with Independent Counsel. The Board also took into account the IMC’s review of information related to the Trust’s sub-advisers, questions submitted by the IMC to GSCM regarding various sub-advisers, GSCM’s responses to those questions and recommendations made by the IMC.
The Board examined the nature, extent and quality of the services to be provided by each sub-adviser. The Board evaluated each sub-adviser’s experience serving as a sub-adviser to the applicable Fund. The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser providing investment management services, the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has with respect to the applicable Fund, including the responsibility of the day-to-day management of the investment portfolio of such Fund, compliance with such Fund’s policies and objectives and the implementation of FBI restrictions and Board directives as they relate to such Fund. The Board also took into account the overall structure of each Fund and the particular role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
The Board examined performance information for each segment of a Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Fund managed by the sub-adviser compared favorably to the relevant benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and/or the peer universe of similarly managed funds. In cases where the sub-adviser’s performance lagged, the Board also considered historical and recent investment performance, whether and how the sub-adviser’s strategy deviated from the composition of the benchmark, the sub-adviser’s role within a Fund and the outlook for future performance. The Board also noted that, in certain cases, market trends may have contributed to the underperformance of some sub-advisers. The Board also considered whether a sub-adviser’s underperformance was within the expected tracking error for the sub-adviser’s investment strategy. The Board concluded that, although past performance is no guarantee of future performance, the performance of each sub-adviser’s segment was satisfactory in light of all relevant considerations and the applicable Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Trust.
The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to each applicable Fund compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds. The Board determined that the fees to be charged by each sub-adviser were reasonable in relation to the nature, extent and quality of the services to be provided.
The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the September Meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For the limited number of sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, each sub-adviser’s performance history and feedback received from the sub-advisers regarding the firm’s inability of their firm to estimate profitability. The Board noted that based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for the September Meeting, and the discussions earlier in the September Meeting, that no sub-adviser experienced any material adverse change in its financial condition since the date of its most recent audited financial statements, and took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.
The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of a Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust because of its affiliation with each sub-adviser.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement that was presented for renewal. The Board also determined that approval of the continuation of each Sub-Advisory Agreement presented for renewal is in the best interest of each Select Fund and each Fund participating in the Cash Overlay Program and their respective shareholders.
BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR CERTAIN SELECT FUNDS
As required by the 1940 Act, the Board, including a majority of the Independent Trustees, considered the approval of four new sub-advisory agreements (the “New Sub-Advisory Agreements”) among the Adviser, the Trust and respectively: (i) Parametric Portfolio Associates LLC (“Parametric”) on behalf of the VEF, GEF, SCEF, IEF, LDBF, MDBF and the EDBF (the EDBF, and collectively, with the VEF, GEF, SCEF, IEF, LDBF and MDBF, the “Designated Funds”) (the “Parametric Agreement”), (ii) RBC Global Asset Management (UK) Limited (“RBC GAM UK”) on behalf of the EMEF (the “RBC GAM UK Agreement”), (iii) Neuberger Berman Investment Advisers LLC (“Neuberger”) on behalf of the GBF (the “Neuberger Agreement”) and (iv) Schroder Investment Management North America Limited (”SIMNA Ltd”) on behalf of the EDBF (the “SIMNA Ltd Agreement”) (and together with Parametric, RBC GAM UK and Neuberger, the “New Sub-Advisers”). The Board approved the New Sub-Advisory Agreements for Parametric and RBC GAM UK at the September Meeting and the New Sub-Advisory Agreements for Neuberger and SIMNA Ltd at the November 7, 2019 Board meeting (the “November Meeting”).
The Board’s decision to approve the New Sub-Advisory Agreements reflects the exercise of the Board’s business judgement and the Board’s consideration of its fiduciary duties to the Funds and their shareholders. Prior to approving the New Sub-Advisory Agreements, the Board requested and received information from the Adviser and the New Sub-Advisers, and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements. The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by each New Sub-Adviser; (ii) the personnel resources of each New Sub-Adviser; (iii) the experience and expertise of each New Sub-Adviser; (iv) the financial capabilities and financial resources of each New Sub-Adviser; (v) the compliance program and compliance history of each New Sub-Adviser; (vi) the composite performance history of each New Sub-Adviser’s proposed investment strategy in comparison to relevant benchmarks; (vii) the amount of the contractual sub-advisory fee proposed to be paid to each New Sub-Adviser in comparison to available fee information for the New Sub-Adviser’s other clients and similar funds; (viii) the expected profitability of each New Sub-Adviser with respect to the Funds and their overall business; (ix) the extent of any economies of scale and whether the fee structure for each New Sub-Adviser reflects such economies of scale; (x) the existence of any collateral benefits that may be realized by each New Sub-Adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the Funds. With respect to each New Sub-Advisory Agreement, the Board also evaluated whether the approval of the New Sub-Advisory Agreement was in the best interest of the Funds and their respective shareholders. No one factor was determinative in the Board’s consideration of the New Sub-Advisory Agreements, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of each New Sub-Advisory Agreement, as well as the nature, extent and quality of the services to be provided by the New Sub-Advisers under the New Sub-Advisory Agreements and the proposed fees in exchange for such services. The Adviser provided the Board with information in the form of reports about the New Sub-Advisers prior to and during the September Meeting or the November Meeting, as applicable, which addressed the factors listed previously. During the September Meeting or November Meeting, as applicable, the Adviser also gave a presentation to the Board during which the Adviser provided additional information about the New Sub-Advisers, discussed the comprehensive review process used by the Adviser to recommend the New Sub-Advisers as new sub-advisers and responded to questions from the Board.
In addition, the Independent Trustees met separately in executive session with Independent Counsel, as did the IMC (except with regard to the SIMNA Ltd Agreement), to discuss and consider the information presented in connection with the approval of the New Sub-Advisory Agreements, as well as the Trustees’ responsibilities and duties in approving the agreements.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR SELECT FUNDS PARTICIPATING IN THE COMPLETION PORTFOLIO PROGRAM
In considering the approval of the Parametric Agreement on behalf of the Designated Funds, the Board took into account the materials provided prior to and during the September Meeting, the presentations made, and the extensive discussions during the September Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel, and the report of the IMC. The Board also took into account the IMC’s review of information related to the Parametric Agreement and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the Parametric Agreement, the investment management team at Parametric, the reasonableness of the sub-advisory fees and whether the appointment of Parametric would be reasonable and fair to the Designated Funds and their respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the Parametric Agreement and the materials provided to support each factor.
In making its determination to approve the selection of Parametric as a sub-adviser to the Designated Funds, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Parametric under the Parametric Agreement; the fees charged by Parametric for its completion portfolio services; and information regarding Parametric’s ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Parametric’s completion portfolio services and regarding the circumstances under which the Adviser expects to use completion portfolios. Among other things, the Board recognized that a completion portfolio is a custom solution designed to temporarily complement the Designated Funds’ active sub-adviser composite. The Board considered that the Adviser believed Parametric’s stated fee schedule for such services to be competitive.
Because this engagement with Parametric for completion portfolio services would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that Parametric did provide an estimate of profitability for providing its services to the Designated Funds. The Trustees considered the Adviser’s assessment of Parametric’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Parametric, believed that Parametric was financially sound.
The Board considered the fees to be paid to Parametric under the Parametric Agreement, as well as the overall fee structure under the Parametric Agreement, in light of the nature, extent and quality of the services to be provided. Further, the Board considered that a Designated Fund would pay Parametric a fee for completion portfolio services only when a completion portfolio is being utilized by that Designated Fund. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the Designated Funds’ stated overall management and advisory fees would remain the same because a completion portfolio solution would be implemented on a limited or short-term basis and that during the deployment of a completion portfolio, a Fund’s actual overall management and advisory fees may decrease for a period of time due to the low-cost structure of the Parametric completion portfolios as compared to the fees paid to a Fund’s other sub-advisers. The Board also noted there would be no impact to the Adviser’s profitability as a result of the utilization of a completion portfolio.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of its arrangements with the Designated Funds. The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board observed that the purpose of the Parametric completion portfolio engagement is to provide the Adviser with additional flexibility to manage a Designated Fund’s risk/return profile. The Adviser reminded the Board that Parametric currently serves as sub-adviser to the Trust’s Cash Overlay Program, the DMSF and the SAF. The Board considered the Adviser’s representation that Parametric would be comfortable implementing completion portfolios in accordance with the Designated Funds’ FBI restrictions.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Parametric would provide completion portfolio services that are appropriate in scope and that the fees to be paid to Parametric by the Designated Funds under the Parametric Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE EMERGING MARKETS EQUITY FUND
In considering the approval of the RBC GAM UK Agreement for the EMEF, the Board took into account the materials provided prior to and during the September Meeting, the presentations made, and the extensive discussions during the September Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel, and the report of the IMC. The Board also took into account the IMC’s review of information related to the RBC GAM UK Agreement and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the RBC GAM UK Agreement, the investment management team at RBC GAM UK, the reasonableness of the sub-advisory fees and whether the appointment of RBC GAM UK would be reasonable and fair to the EMEF and its respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the RBC GAM UK Agreement and the materials provided to support each factor.
In making its determination to approve the selection of RBC GAM UK as a sub-adviser to the EMEF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by RBC GAM UK; composite back-tested performance history and composite live performance history for RBC GAM UK’s Emerging Markets Equity Focus Strategy (the “Focus Strategy”); the fees to be charged by RBC GAM UK for its Focus Strategy; and information regarding RBC GAM UK’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend RBC GAM UK. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to RBC GAM UK’s stated fee schedule.
Because this engagement with RBC GAM UK would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that RBC GAM UK did provide an estimate of profitability for providing its services to the EMEF. The Trustees considered the Adviser’s assessment of RBC GAM UK’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by RBC GAM UK, believed that RBC GAM UK was financially sound.
The Board considered the fees to be paid to RBC GAM UK under the RBC GAM UK Agreement, as well as the overall fee structure under the RBC GAM UK Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that employ similar strategies. The Board noted that the EMEF’s overall management and advisory fees would remain the same following the appointment of RBC GAM UK, but may increase if the assets in the RBC GAM UK portfolio account fall below a pre-determined level. The Board also noted that the EMEF, and not the Adviser, would pay fees to RBC GAM UK directly, and that, as a result, the appointment of RBC GAM UK would not be expected to affect the Adviser’s profitability with respect to the EMEF.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by RBC GAM UK and its affiliates as a result of its arrangements with the EMEF. The Board concluded that any potential benefits to be derived by RBC GAM UK included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.
The Board noted the Adviser’s representation that RBC GAM UK would be comfortable managing the RBC GAM UK’s strategy in accordance with the EMEF’s FBI restrictions.
While noting that past performance does not indicate future results, the Board noted the inception date of the Focus Strategy (November 2018) and considered that the Focus Strategy’s composite back-tested performance since April 2010, gross of fees as of June 30, 2019, versus its benchmark, the MSCI Emerging Markets Index, had been favorable over historical time periods. The Board also noted that based on the back-tested performance, the Focus Strategy outperformed the benchmark index over the one-, three-, five- and seven-year periods ended June 30, 2019.
Recognizing the Focus Strategy’s inception date, the Board considered that while the Focus Strategy has a limited performance record, it is a derivative of and has an approximately 85% overlap of portfolio holdings with RBC GAM UK’s flagship Emerging Markets Equity Strategy (the “Flagship Strategy”), which has an inception date of April 2010. The Board considered that the Focus Strategy uses the same portfolio management team as the Flagship Strategy. The Board considered that the Flagship Strategy had experienced attractive performance outcomes relative to its benchmark, also the MSCI Emerging Markets Index, gross of fees, over the one-, three-, five- and seven-year periods ended June 30, 2019. Further, the Board took into account the Adviser’s expectations for the Focus Strategy to perform well versus its benchmark over long-term periods based on the historical performance of the Flagship Strategy.
The Board considered the Adviser’s plan to re-allocate portions of the EMEF’s assets to RBC GAM UK, including the use of a transition manager. The Board also reviewed the Adviser’s estimate of the costs of the transition of assets.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that RBC GAM UK would provide investment management services that are appropriate in scope and that the fees to be paid to RBC GAM UK by the EMEF under the RBC GAM UK Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE GLOBAL BOND FUND
In considering the approval of the Neuberger Agreement for the GBF, the Board took into account the materials provided prior to and during the November Meeting, the presentations made and the extensive discussions during the November Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel, and the report of the IMC. The Board also took into account the IMC’s review of information related to the Neuberger Agreement and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the Neuberger Agreement, the investment management team at Neuberger, the reasonableness of the sub-advisory fees and whether the appointment of Neuberger would be reasonable and fair to the GBF and its respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the Neuberger Agreement and the materials provided to support each factor.
In making its determination to approve the selection of Neuberger as a sub-adviser to the GBF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Neuberger; the composite performance history of the Neuberger Global Opportunistic Fixed Income Strategy (“the “Neuberger Strategy”); the fees charged by Neuberger for its services; and information regarding Neuberger’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Neuberger’s services. The Board considered that the Adviser believed Neuberger’s stated fee schedule for such services to be competitive.
Because this engagement with Neuberger for sub-advisory services for the GBF would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that Neuberger did provide an estimate of profitability for providing its services to the GBF. The Trustees considered the Adviser’s assessment of Neuberger’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Neuberger, believed that Neuberger was financially sound.
The Board considered the fees to be paid to Neuberger under the Neuberger Agreement, as well as the overall fee structure under the Neuberger Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the GBF’s overall management and advisory fee would remain the same. The Board also noted there would be no impact to GSCM’s profitability as a result of the hiring of Neuberger.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Neuberger and its affiliates as a result of its arrangements with the GBF. The Board concluded that any potential benefits to be derived by Neuberger included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board noted the Adviser’s statement that it has a positive working relationship with Neuberger in its role as a sub-adviser to the SAF. The Board considered the Adviser’s representation that Neuberger would be comfortable managing the strategy in accordance with the GBF’s FBI restrictions.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the Neuberger Strategy. The Board noted the Neuberger Strategy’s performance history versus its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (U.S. Dollar Hedged), had been favorable over historical time periods. The Board further noted the Neuberger Strategy, gross of fees, outperformed its benchmark by 1.04% annualized and the GBF benchmark, the Bloomberg Barclays Global Aggregate Bond Index, by 1.92% annualized since its inception (October 2012) period ended September 30, 2019. In addition, the Board noted that the Neuberger Strategy, gross of fees, had outperformed its benchmark index over the three-, five- and seven-year periods ended September 30, 2019.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Neuberger would provide investment management services that are appropriate in scope and that the fees to be paid to Neuberger by the GBF under the Neuberger Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE EXTENDED-DURATION BOND FUND
In considering the approval of the SIMNA Ltd Agreement for the EDBF, the Board took into account the materials provided prior to and during the November Meeting, the presentations made and the extensive discussions during the November Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel. The Board considered its responsibilities with respect to reviewing and approving the terms of the SIMNA Ltd Agreement, the investment management team at SIMNA Ltd, the reasonableness of SIMNA Ltd’s sub-advisory fees and whether the appointment of SIMNA Ltd would be responsible and fair to the EDBF and its respective shareholders. The Board noted that a sub-advisory agreement was already in place on behalf of the EDBF with the Trust, the Adviser and Schroder Investment Management North America Inc.

(“SIMNA Inc.”) and that this new SIMNA Ltd Agreement was being entered into to ensure continuity of portfolio management services as the EDBF portfolio account’s primary portfolio manager relocated to London, England and joined SIMNA Ltd.
In making its determination to approve the selection of SIMNA Ltd as a sub-adviser to the EDBF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by SIMNA Ltd; the fees charged by SIMNA Ltd for its services; and information regarding SIMNA Ltd’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend SIMNA Ltd’s services. The Board considered that the Adviser believed SIMNA Ltd’s stated fee schedule for such services to be competitive.
The Board noted that SIMNA Ltd provided an estimate of profitability for providing its services to the EDBF, which was based on the current relationship with SIMNA Inc. The Trustees considered the Adviser’s assessment of SIMNA Ltd’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by SIMNA Ltd, believed that SIMNA Ltd was financially sound.
The Board considered the fees to be paid to SIMNA Ltd under the SIMNA Ltd Agreement, as well as the overall fee structure under the SIMNA Ltd Agreement, in light of the nature, extent and quality of the services to be provided. The Board noted that the sub-advisory fees would be paid to SIMNA Ltd from the sub-advisory fees received by SIMNA Inc., with no proposed changes to the sub-advisory fees paid to SIMNA Inc. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the EDBF’s overall management and advisory fee would remain the same. The Board further noted there would be no impact to GSCM’s profitability as a result of the hiring of SIMNA Ltd.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by SIMNA Ltd and its affiliates as a result of its arrangements with the EDBF. The Board concluded that any potential benefits to be derived by SIMNA Ltd included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board considered that the current allocation to SIMNA Inc. would remain the same with the addition of SIMNA Ltd, an allocation of approximately 77% of the EDBF’s assets. The Board considered the Adviser’s representation that SIMNA Ltd would continue to manage the EDBF within the FBI restrictions.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of SIMNA Inc.’s Value Long Duration Strategy (the “SIMNA Inc. Strategy”). The Board noted the SIMNA Inc. Strategy’s performance history versus its benchmark, 50% Bloomberg Barclays US Long Government/Credit Bond Index and 50% Bloomberg Barclays US Intermediate Government/Credit Bond Index, had, net of fees, been favorable over historical time periods. The Board further noted that the SIMNA Inc. Strategy outperformed the benchmark for the three-, five- and seven-year and analysis periods and underperformed against the benchmark for the year-to-date and one-year periods ended September 30, 2019.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that SIMNA Ltd would provide services that are appropriate in scope and that the fees to be paid to SIMNA Ltd by the EDBF under the SIMNA Ltd Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2019) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$ 7.4Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$ 7.4Tr
	Pacific Investment Management Company LLC	1971	$ 1.9Tr
	Parametric Portfolio Associates LLC	1992	$279.5B
	Payden & Rygel	1983	$119.1B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$ 1.7Tr
	Pacific Investment Management Company LLC	1971	$ 1.9Tr
	Parametric Portfolio Associates LLC	1992	$279.5B
	Western Asset Management Company and Western Asset Management Company Limited	1971	$460.1B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$297.2B
	Parametric Portfolio Associates LLC	1992	$279.5B
	Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited¹	1804	$159.2B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$297.2B
	Neuberger Berman Investment Advisers LLC	2002	$356.0B
	Western Asset Management Company and Western Asset Management Company Limited	1971	$460.1B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$178.1B
	AQR Capital Management, LLC	1998	$186.0B
	Parametric Portfolio Associates LLC	1992	$279.5B
	Shenkman Capital Management, Inc.	1985	$ 25.4B
Equity Index	Legal & General Investment Management America, Inc.	2006	$218.8B
Value Equity	AJO, LP	1984	$ 18.8B
	American Century Investment Management, Inc.	1958	$178.1B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$ 51.7B
	Legal & General Investment Management America, Inc.	2006	$218.8B
	Parametric Portfolio Associates LLC	1992	$279.5B
	TCW Investment Management Company LLC	1971	$217.0B
Growth Equity	Brown Advisory, LLC	1993	$ 42.4B
	ClearBridge Investments, LLC	2005	$154.6B
	Loomis, Sayles & Company, L.P.	1926	$297.2B
	Parametric Portfolio Associates LLC	1992	$279.5B
	Sands Capital Management, LLC	1992	$ 44.6B
Small Cap Equity	AJO, LP	1984	$ 18.8B
	Delaware Investments Fund Advisers	1929	$258.7B
	Jacobs Levy Equity Management, Inc.	1986	$ 13.1B
	Parametric Portfolio Associates LLC	1992	$279.5B
	TimesSquare Capital Management, LLC	2000	$ 15.4B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$218.8B
International Equity	AQR Capital Management, LLC	1998	$186.0B
	Harris Associates L.P.	1976	$119.8B
	MFS Institutional Advisors, Inc.	1970	$526.3B
	Mondrian Investment Partners Ltd.	1990	$ 54.4B
	Parametric Portfolio Associates LLC	1992	$279.5B
	WCM Investment Management, LLC	1976	$ 49.0B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$186.0B
	Goldman Sachs Asset Management, L.P.	1984	$ 1.7Tr
	RBC Global Asset Management (UK) Limited	2013	$ 38.0B
	Wellington Management Company LLP	1928	$ 1.2Tr
Global Real Estate Securities	Heitman Real Estate Securities, LLC and Heitman International Real Estate Securities HK Limited	1989	$ 45.5B

Fund	Sub-Adviser	Firm Established	Total Assets Managed
	RREEF America L.L.C., DWS Investments Australia Limited and DWS Alternatives Global Limited	1975	$ 72.4B
Strategic Alternatives	Allianz Global Investors U.S. LLC	1895	$122.3B
	Goldman Sachs Asset Management, L.P.	1984	$ 1.7Tr
	Neuberger Berman Investment Advisers LLC	2002	$356.0B
	Parametric Portfolio Associates LLC	1992	$279.5B
	Weiss Multi-Strategy Advisers LLC	2010	$ 2.7B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$ 9.2Tr
Cash Overlay for Target Date, Target Risk, Fixed Income, Equity and Real Assets Select Funds	Parametric Portfolio Associates LLC	1992	$279.5B

GuideStone® Funds

5005 LBJ Freeway, Ste. 2200, Dallas, TX 75244-6152
1-888-GS-FUNDS • *GuideStoneFunds.com*

Funds distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

416454 02/20 2233

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Grady R. Hazel is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $694,000 and $745,325 for 2018 and 2019, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for 2018 and 2019, respectively.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $131,000 and $120,020 for 2018 and 2019, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $55,025 for 2018 and 2019, respectively. $55,025 of fees were related to the Form 3115 Application for Change in Accounting Method filing for GuideStone Funds Defensive Market Strategies Fund.

(e)(1)

The policy of the registrant’s Audit Committee is to pre-approve all permissible non-audit services (e.g., tax services) to be provided to the registrant by the Auditors, including the fees therefor; provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the registrant to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the registrant at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the registrant’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the registrant’s investment adviser (the “Adviser”) (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Adviser), and

(2)	any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant (each, a “Control Entity”),

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the registrant, the Adviser and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the registrant, which currently include the following:

1. bookkeeping or other services related to the accounting records or financial statements of the registrant;

2. financial information systems design and implementation;

3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4. actuarial services;

5. internal audit outsourcing services;

6. management functions or human resources;

7. broker or dealer, investment adviser, or investment banking services;

8. legal services and expert services unrelated to the audit; and

9. any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant was $131,000 and $175,045 for 2018 and 2019, respectively; for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) was $0 and $0 for 2018 and 2019, respectively, and for services rendered to GuideStone Financial Resources was $63,000 and $80,000 for 2018 and 2019, respectively.

(h)

The registrant’s audit committee of the board of directors has not considered whether the provision of non-audit services that were rendered to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The Supplemental Code of Ethics for Principal Executive and Senior Financial Officers of the registrant is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	March 6, 2020

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date	March 6, 2020

*	Print the name and title of each signing officer under his or her signature.